                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-00558

                       THE HARTFORD MUTUAL FUNDS II, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                             Kevin J. Carr, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (860) 843-4586

Date of fiscal year end: October 31, 2004

Date of reporting period: November 1, 2003 - October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders

DEAR FELLOW SHAREHOLDERS,

      On September 21, 2004, The Hartford Mutual Funds Board of Directors appointed Dr. Robert M. Gavin, Jr. to be its independent chair, succeeding Tom Marra, President and Chief Operating Officer of Hartford Life. Although Tom will remain on the Board of Directors, I would like to thank him for his outstanding leadership over the past several years. In addition, I look forward to working with Bob in his new position. Bob brings a tremendous amount of experience and dedication to the role of chairman and his knowledge of mutual fund governance makes him uniquely qualified to lead The Hartford Mutual Funds Board of Directors in the years to come.

As I look back at the year, the U.S. economy continued to expand at the end of October, albeit at a slower pace than the first quarter of the year. Slower than expected economic growth was attributed to several factors, including rising oil prices, turmoil in Iraq and a tight presidential race. These factors also influenced the equity market throughout the year, creating volatility and uncertainty that put a damper on investor confidence. Nevertheless, the market as measured by the S&P 500 Index(1) returned 3.1 % year-to-date and 94% for the 12-month period ending October 31, 2004.

While 2004 has been a challenging year for investors, there were positive signs. A clear cut decision in the presidential election appeared to push the S&P 500 Index to 3-year highs during the second week of November. Additionally, the Federal Reserve showed its confidence in a strengthening economy and improving labor market by increasing its federal funds target rate to 2.0% from 1.75%.

Despite these signs of improvement, we may continue to see market volatility in the coming months. It's periods of market turbulence like these that truly underscore the importance of professional investment management. The Portfolio Managers at Wellington Management Company, LLC and Hartford Investment Management Company average 17 years of investment experience and have managed money through all types of market environments. Such a breadth of experience provides a distinct advantage that can make a difference over the long term.

Another way to help reduce the volatility of your portfolio is to work with your investment representative to create an asset allocation plan. Asset allocation is a time-tested strategy where investments are diversified among various asset classes including stocks, bonds and cash equivalents. Over time, this has been an effective way to invest while maintaining a comfortable level of risk.

On May 28, 2004, we launched The Hartford Allocation Funds to offer a simple, yet efficient, way to create a diversified investment portfolio. Each of these Funds represents a different opportunity for investors based on their risk tolerance and time horizon.

The Hartford Allocation Funds use a "fund-of-funds" approach where each Fund invests in a diversified group of other Hartford Mutual Funds, known as Underlying Funds. Furthermore, the Allocation Funds are actively managed and reviewed to be sure they maintain their appropriate asset allocations over time.

The Hartford Allocation Funds represent another helpful step The Hartford Mutual Funds has taken for our shareholders. We believe shareholder value, world class customer service and investment management are key goals needed to meet your expectations and to be a successful company. You can be sure we will continue to work hard to maintain these goals.

Thank you for investing in The Hartford Mutual Funds.

DAVID ZNAMIEROWSKI
President, The Hartford Mutual Funds

1 The S&P 500 is an unmanaged Index which measures broad-based changes in stock market conditions based on the average performance of 500 widely held common stocks. It does not represent the performance of a specific product or Investment option. This index is not available for direct Investment.


         Annual Report
         October 31, 2004                                   (ELK PHOTO)

                                        - Manager Discussions
                                        - Financials

                                        Please note that the responses to the
                                        questions: How did the Fund perform?,
                                        Why did the Fund perform this way? and
                                        What is your outlook? represent the
                                        views of the portfolio manager(s) of the applicable fund.

                                                             (THE HARTFORD LOGO)

                                                 THE HARTFORD MUTUAL FUNDS, INC.
                                              THE HARTFORD MUTUAL FUNDS II, INC.

TABLE
OF
CONTENTS
       Manager Discussions                                                     1

       The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. Financial Statements

          Schedule of Investments at October 31, 2004:

             The Hartford Advisers Fund                                       78
             The Hartford Aggressive Growth Allocation Fund                   82
             The Hartford Balanced Allocation Fund                            83
             The Hartford Capital Appreciation Fund                           84
             The Hartford Conservative Allocation Fund                        87
             The Hartford Disciplined Equity Fund                             88
             The Hartford Dividend and Growth Fund                            90
             The Hartford Equity Income Fund                                  92
             The Hartford Focus Fund                                          94
             The Hartford Global Communications Fund                          95
             The Hartford Global Financial Services Fund                      97
             The Hartford Global Health Fund                                  99
             The Hartford Global Leaders Fund                                101
             The Hartford Global Technology Fund                             103
             The Hartford Growth Allocation Fund                             105
             The Hartford Growth Fund                                        106
             The Hartford Growth Opportunities Fund                          107
             The Hartford High Yield Fund                                    109
             The Hartford Income Allocation Fund                             116
             The Hartford Income Fund                                        117
             The Hartford Inflation Plus Fund                                124
             The Hartford International Capital Appreciation Fund            125
             The Hartford International Opportunities Fund                   128
             The Hartford International Small Company Fund                   131
             The Hartford MidCap Fund                                        134
             The Hartford MidCap Value Fund                                  136
             The Hartford Money Market Fund                                  138
             The Hartford Short Duration Fund                                140
             The Hartford Small Company Fund                                 146
             The Hartford SmallCap Growth Fund                               148
             The Hartford Stock Fund                                         151
             The Hartford Tax-Free California Fund                           153
             The Hartford Tax-Free Minnesota Fund                            155
             The Hartford Tax-Free National Fund                             157
             The Hartford Tax-Free New York Fund                             161
             The Hartford Total Return Bond Fund                             163
             The Hartford U.S. Government Securities Fund                    170
             The Hartford Value Fund                                         172
             The Hartford Value Opportunities Fund                           174

          Statements of Assets and Liabilities at October 31, 2004           176

          Statements of Operations for the Period Ended October 31, 2004     186

          Statements of Changes in Net Assets for the Periods Ended October 31,
        2004 and October 31, 2003                                            196

          Notes to Financial Statements                                      216

          Financial Highlights                                               238

          Report of Independent Registered Public Accounting Firm            263

          Directors and Officers (Unaudited)                                 264

          Federal Income Tax Information (Unaudited)                         266

          Privacy Policy                                                     271

The Hartford Advisers Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        MAXIMUM
                                                                       LONG-TERM
                                                                        RETURN.
PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                             LEHMAN BROTHERS
                                                                                                         GOVERNMENT/CREDIT BOND
                                                      ADVISERS FUND               S&P 500 INDEX                   INDEX
                                                      -------------               -------------          ----------------------
7/22/96                                                    9450                       10000                       10000
                                                           9516                       10102                       10020
                                                           9583                       10317                       10014
                                                           9952                       10897                       10192
10/96                                                     10188                       11198                       10430
                                                          10773                       12043                       10622
                                                          10543                       11805                       10504
                                                          10923                       12542                       10517
                                                          10971                       12641                       10539
                                                          10705                       12122                       10413
                                                          11123                       12845                       10565
                                                          11589                       13630                       10664
                                                          12031                       14236                       10792
                                                          12750                       15368                       11122
                                                          12156                       14507                       10997
                                                          12667                       15301                       11170
10/97                                                     12484                       14790                       11349
                                                          12889                       15475                       11409
                                                          13001                       15741                       11529
                                                          13127                       15914                       11691
                                                          13700                       17061                       11668
                                                          14179                       17935                       11704
                                                          14383                       18118                       11762
                                                          14247                       17806                       11888
                                                          14809                       18529                       12009
                                                          14907                       18333                       12019
                                                          13667                       15684                       12253
                                                          14226                       16689                       12604
10/98                                                     14766                       18044                       12514
                                                          15258                       19138                       12590
                                                          15742                       20240                       12621
                                                          16063                       21086                       12711
                                                          15713                       20430                       12408
                                                          16195                       21248                       12470
                                                          16678                       22070                       12501
                                                          16296                       21549                       12373
                                                          16936                       22745                       12334
                                                          16633                       22035                       12300
                                                          16462                       21925                       12290
                                                          16243                       21324                       12400
10/99                                                     16771                       22674                       12432
                                                          16953                       23134                       12425
                                                          17643                       24495                       12349
                                                          17074                       23265                       12346
                                                          17157                       22825                       12500
                                                          18317                       25058                       12681
                                                          17964                       24304                       12619
                                                          17692                       23805                       12608
                                                          17998                       24391                       12865
                                                          17840                       24010                       13001
                                                          18525                       25501                       13185
                                                          18034                       24155                       13235
10/00                                                     18086                       24054                       13318
                                                          17538                       22158                       13546
                                                          17801                       22267                       13813
                                                          18111                       23057                       14045
                                                          17403                       20957                       14189
                                                          16719                       19630                       14255
                                                          17388                       21153                       14147
                                                          17510                       21295                       14229
                                                          17067                       20777                       14297
                                                          17079                       20574                       14653
                                                          16464                       19288                       14841
                                                          15820                       17731                       14977
10/01                                                     16157                       18070                       15358
                                                          16808                       19456                       15106
                                                          16874                       19627                       14987
                                                          16648                       19341                       15096
                                                          16546                       18967                       15224
                                                          16822                       19680                       14915
                                                          15951                       18488                       15205
                                                          15860                       18352                       15345
                                                          15199                       17045                       15475
                                                          14721                       15717                       15661
                                                          14744                       15820                       16012
                                                          13812                       14102                       16356
10/02                                                     14475                       15342                       16199
                                                          15126                       16244                       16208
                                                          14645                       15290                       16638
                                                          14381                       14891                       16638
                                                          14289                       14668                       16934
                                                          14314                       14810                       16912
                                                          15028                       16029                       17093
                                                          15638                       16872                       17621
                                                          15760                       17088                       17551
                                                          15818                       17389                       16815
                                                          15980                       17728                       16926
                                                          15925                       17540                       17419
10/03                                                     16448                       18531                       17198
                                                          16563                       18694                       17244
                                                          17260                       19674                       17414
                                                          17353                       20036                       17573
                                                          17492                       20314                       17787
                                                          17317                       20008                       17951
                                                          17002                       19693                       17400
                                                          17130                       19963                       17311
                                                          17421                       20351                       17382
                                                          16989                       19677                       17566
                                                          17118                       19756                       17938
                                                          17082                       19969                       18001
10/04                                                     17094                       20275                       18158

    --- ADVISERS FUND              -- LEHMAN BROTHERS GOVERNMENT/     --- S&P 500 INDEX
        $9,450  starting value         CREDIT BOND INDEX                  $10,000 starting value
        $17,094 ending value           $10,000 starting value             $20,275 ending value
                                       $18,158 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS GOVERNMENT/CREDIT BOND INDEX is a broad based unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Advisers A#   7/22/1996    3.93%    0.38%     7.42%
----------------------------------------------------------
Advisers A##  7/22/1996   -1.81%   -0.75%     6.69%
----------------------------------------------------------
Advisers B#   7/22/1996    3.21%   -0.33%     NA*
----------------------------------------------------------
Advisers B##  7/22/1996   -1.79%   -0.69%     NA*
----------------------------------------------------------
Advisers C#   7/22/1996    3.27%   -0.28%     6.69%
----------------------------------------------------------
Advisers C##  7/22/1996    1.24%   -0.49%     6.56%
----------------------------------------------------------
Advisers Y#   7/22/1996    4.22%    0.87%     7.93%
----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

RAND L. ALEXANDER, CFA
Senior Vice President, Partner, Portfolio Manager
JOHN C. KEOGH
Senior Vice President, Partner, Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Advisers Fund Class A, before sales charge, returned 3.93% for the twelve-month period ended October 31, 2004. The Fund trailed its Composite Index (S&P 500 Index 55%, Lehman Brothers Government/Credit 35%, Treasury Bill 10%) return of 7.92%, and the Lipper Flexible Portfolio Funds average of 7.67%.

WHY DID THE FUND PERFORM THIS WAY?

The recovery in the U.S. equity markets continued at the end of 2003 into the early part of 2004. Strong earnings, low interest rates, improving employment trends, and merger activity propelled indexes higher. These positive factors were offset somewhat by concerns over potential Federal Reserve interest rate increases, higher energy prices, renewed fears of terrorism following the bombings in Madrid, and volatility in Iraq. For the period, the S&P 500 index outperformed the Lehman Government/Corporate Index.

The Fund's relative results were held back by performance in the equity portion of the portfolio. Major detractors were stock selection and an overweight position in Information Technology, which was the worst performing sector in the S&P 500 during the period. The Fund had no exposure to Utilities and Telecommunications, which despite limited long-term growth prospects, performed well as investor sought higher yields in an uncertain stock market and interest rate environment. The three largest detractors during the period were: Intel (Semiconductors and Semiconductor equipment), which declined due to inventory buildups, Marsh & McLennan, which fell after New York Attorney General Elliot Spitzer began an investigation into the firm's business practices, and Eli Lilly, which fell due to regulatory and pricing concerns for drug stocks.

On the positive side, the Fund was positioned to take advantage of the sharp increase in oil prices by maintaining a higher weighting in Energy stocks than the benchmark during the year. Two of the strongest contributors to absolute performance were Exxon Mobil and Chevron Texaco. Among Industrials, General Electric was a top contributor to the Fund, posting strong results in their entertainment, plastics, and health care businesses.

Within the fixed income portion of the Fund, returns were slightly behind our benchmark. Our fundamental high quality bias generated lower returns than an approach that invested more aggressively in some of the lower quality segments of the market. We continue to believe this approach is the correct one as "insurance" for those unpredictable periods of stock market volatility. Our tactical duration management was a positive factor this year. We had a slightly short duration bias in anticipation of a stronger economy and higher interest rates.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

We maintain equity exposure in the Fund at around 70%, which is at the high end of our historical range. We believe stocks should outperform bonds in the current environment. Our equity investment positioning continues to have a cyclical bias with on-going overweights in Industrials and Technology. We believe economic growth is sustainable and are seeking more exposure to business spending rather than the consumer part of the economy. Large caps stocks have underperformed smaller cap stock, but we maintain our conviction in large cap, high quality companies. A weak dollar benefits large multi-nationals who export goods. We believe dividends will be increasingly important, and valuations for industry leading companies are attractive relative to historical levels. An improving economic environment is also supportive of our slightly shorter duration posture, as interest rates should continue their rise as the Federal Reserve raises short term interest rates.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.3%
-------------------------------------------------------------------
Capital Goods                                               3.6
-------------------------------------------------------------------
Consumer Cyclical                                           5.6
-------------------------------------------------------------------
Consumer Staples                                            8.8
-------------------------------------------------------------------
Direct Federal Obligations                                 13.6
-------------------------------------------------------------------
Energy                                                      6.3
-------------------------------------------------------------------
Finance                                                    26.4
-------------------------------------------------------------------
Health Care                                                10.4
-------------------------------------------------------------------
Services                                                    4.3
-------------------------------------------------------------------
Technology                                                 17.7
-------------------------------------------------------------------
Transportation                                              0.4
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
U.S. Government Agencies                                    3.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

COMPOSITION BY SECTOR
as of October 31, 2004

                                                      PERCENTAGE OF
SECTOR                                                 NET ASSETS
-------------------------------------------------------------------
Common Stocks                                              68.4%
-------------------------------------------------------------------
Asset Backed and Commercial Mortgage Securities             2.7
-------------------------------------------------------------------
Corporate Bonds: Investment Grade                          11.0
-------------------------------------------------------------------
U.S. Government Securities                                 13.6
-------------------------------------------------------------------
U.S. Government Agencies                                    3.2
-------------------------------------------------------------------
Short-Term Investments                                      7.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC); (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,005.30          $5.65
Hypothetical @              $1,000      $1,019.51          $5.69
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,002.40          $9.26
Hypothetical @              $1,000      $1,015.89          $9.32
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,002.00          $8.91
Hypothetical @              $1,000      $1,016.24          $8.97
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,005.90          $3.53
Hypothetical @              $1,000      $1,021.62          $3.56
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.12%, 1.84%, 1.77% and 0.70% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Aggressive Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/28/04 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                             AGGRESSIVE GROWTH ALLOCATION FUND            S&P 500 INDEX
                                                             ---------------------------------            -------------
5/28/04                                                                    9450                               10000
6/04                                                                       9705                               10194
7/04                                                                       9318                                9857
8/04                                                                       9280                                9896
9/04                                                                       9592                               10003
10/04                                                                      9809                               10156

    --- AGGRESSIVE GROWTH ALLOCATION FUND      --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $9,809 ending value                        $10,156 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                                  INCEPTION     SINCE
                                    DATE      INCEPTION
------------------------------------------------------------
Aggressive Growth Allocation A#   5/28/2004     3.80%
------------------------------------------------------------
Aggressive Growth Allocation A##  5/28/2004    -1.89%
------------------------------------------------------------
Aggressive Growth Allocation B#   5/28/2004     3.50%
------------------------------------------------------------
Aggressive Growth Allocation B##  5/28/2004    -1.50%
------------------------------------------------------------
Aggressive Growth Allocation C#   5/28/2004     3.50%
------------------------------------------------------------
Aggressive Growth Allocation C##  5/28/2004     1.46%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B and C shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, since inception of the Fund on May 28, 2004, The Hartford Aggressive Growth Allocation Fund Class A placed in the 2nd quartile with a total return, before sales charge, of 3.80% versus a return of 3.56% for the Lipper Global Multi-Cap Core Funds and 1.56% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

Within the S&P 500, energy was the top performer, followed by utilities and telecommunication services. Health care was the laggard in the S&P 500, followed by consumer staples and information technology. The Fund is structured around five equity indices. Since inception of the Fund, the MSCI EAFE at 5.62% was the top performer, followed by the S&P 500/Barra Value at 4.79%, Russell 2000 at 3.23%, S&P Midcap 400 at 1.73% and S&P 500/Barra Growth at -1.65%. The Fund benefited from value within its large cap equity allocations. The Fund also benefited from its allocations within the international, mid-cap and small cap sectors. None of those sectors are represented in the S&P 500.

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy pace and the October payroll survey indicated that the labor market may have finally gained traction. We therefore expect that growth for the rest of the year will be firm as continued job creation leads to higher income and spending. However, recent economic data is not conclusive, and there are mixed signals in the business and consumer sector. Corporate earnings growth is still healthy, but has recently slowed from very high levels. Business investments continue to increase. We expect that business investments will pick up further as the recovery continues, which again should lead to higher job creation. Inventory levels are low, signaling that the expansion has momentum. In light of our view of a robust economy, stronger corporate balance sheets and increasing inflation, we expect domestic equity markets to perform well. Additionally, we expect the Fund's international exposure to benefit from overseas growth.

--------------------------------------------------------------------------------

COMPOSITION BY UNDERLYING FUND
as of October 31, 2004

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 5.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  14.6
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  4.9
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                      12.7
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                              10.7
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                  14.6
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        5.8
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      8.8
-------------------------------------------------------------------
Hartford Value Fund, Class Y                               13.6
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  5.8
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2004 (commencement of operations) through October 31, 2004.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                                                       EXPENSES PAID
                                                      DURING PERIOD **
                                                        MAY 28, 2004
                         BEGINNING        ENDING          THROUGH
                       ACCOUNT VALUE      ACCOUNT       OCTOBER 31,
                        MAY 28, 2004       VALUE            2004
                       (COMMENCEMENT    OCTOBER 31,    (COMMENCEMENT
                       OF OPERATIONS)      2004        OF OPERATIONS)
----------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,038.00         $2.91
Hypothetical @             $1,000        $1,018.46         $2.88
----------------------------------------------------------------------
CLASS B
Actual                     $1,000        $1,035.00         $5.72
Hypothetical @             $1,000        $1,015.69         $5.67
----------------------------------------------------------------------
CLASS C
Actual                     $1,000        $1,035.00         $5.72
Hypothetical @             $1,000        $1,015.69         $5.67
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.67%, 1.32% and 1.32% for classes A, B and C, respectively, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the one-half year period).

These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

The Hartford Balanced Allocation Fund
(advised by Hartford Investment Financial Services, LLC)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                    APPRECIATION
                                                                          AND
                                                                         INCOME.
PERFORMANCE OVERVIEW(2) 5/28/04 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                BALANCED ALLOCATION FUND          S&P 500 INDEX           AGGREGATE BOND INDEX
                                                ------------------------          -------------           --------------------
5/28/04                                                   9450                        10000                       10000
6/04                                                      9582                        10194                       10057
7/04                                                      9394                         9857                       10157
8/04                                                      9412                         9896                       10351
9/04                                                      9606                        10003                       10379
10/04                                                     9748                        10156                       10466

    --- BALANCED ALLOCATION FUND   -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450 starting value          BOND INDEX                         $10,000 starting value
        $9,748 ending value            $10,000 starting value             $10,156 ending value
                                       $10,466 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                         INCEPTION     SINCE
                           DATE      INCEPTION
---------------------------------------------------
Balanced Allocation A#   5/28/2004     3.15%
---------------------------------------------------
Balanced Allocation A##  5/28/2004    -2.50%
---------------------------------------------------
Balanced Allocation B#   5/28/2004     2.82%
---------------------------------------------------
Balanced Allocation B##  5/28/2004    -2.18%
---------------------------------------------------
Balanced Allocation C#   5/28/2004     2.82%
---------------------------------------------------
Balanced Allocation C##  5/28/2004     0.79%
---------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B and C shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, since inception of May 28, 2004, The Hartford Balanced Allocation Fund Class A placed in the 1st quartile with a total return, before sales charge, of 3.15% versus the return of 2.28% for the Lipper Balanced Funds and 1.56% for the S&P 500 Index and 4.65% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

Within the S&P 500, energy was the top performer, followed by utilities and telecommunication services. Health care was the laggard in the S&P 500, followed by consumer staples and information technology. The equity component of the Fund is structured around five equity indices. Since inception of the Fund, the MSCI EAFE at 5.62% was the top performer, followed by the S&P 500/Barra Value at 4.79%, Russell 2000 at 3.23%, S&P Midcap 400 at 1.73% and S&P 500/Barra Growth at -1.65%. The Fund benefited from value within its large cap equity allocations. The Fund also benefited, relative to the benchmark, from its allocations within the international, mid-cap and small cap sectors. None of those sectors are represented in the S&P 500.

Yields fell, with the 10 year Treasury note yield falling 62 basis points to 4.03% and the 5 year Treasury note yield falling 51 basis points to 3.28%. The Fund's duration is targeted to be less than the Lehman Aggregate based on the risk preferences of the Fund and in anticipation of rising rates. For the period, short duration positioning detracted from overall performance.

Within the major sectors of the Lehman Brothers U.S. Aggregate Index, corporates were the top performer, while asset-backed securities were the worst. The fixed income component of the Fund is structured around five fixed income indices. For the period, the Lehman Brothers High Yield Index was the top performer at 8.27%, followed by the Lehman Brothers U.S. TIPS Index at 4.92%, Lehman Brothers U.S. Aggregate Index at 4.65%, Lehman Brothers 1-3 Year Government at 1.41% and Merrill Lynch 3-Month U.S. Treasury Bill Index at 0.57%. The Fund benefited, relative to the Index, from its allocation to the high yield and Treasury Inflation Protected Securities (TIPS) asset classes. The Fund's benchmark does not have an allocation to TIPS or high yield securities. Allocations to cash securities contributed the least to the portfolio.

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy pace and the October payroll survey indicated that the labor market may have finally gained traction. We therefore expect that growth for the rest of the year will be firm as continued job creation leads to higher income and spending. However, recent economic data is not conclusive, and there are mixed signals in the business and consumer sector. Corporate earnings growth is still healthy, but

--------------------------------------------------------------------------------

has recently slowed from very high levels. Business investments continue to increase. We expect that business investments will pick up further as the recovery continues, which should lead to higher job creation. Inventory levels are low, signaling that the expansion has momentum. In light of our view of a robust economy, stronger corporate balance sheets and increasing inflation, we expect domestic equity markets to perform well. Additionally, we expect the Fund's international exposure to benefit from overseas growth.

The Federal Reserve believes that the expansion is on solid footing, and predicts that growth will be moderate in the near term despite the rise in energy prices. We believe the Federal Reserve will continue to raise rates and we are anticipating slightly higher rates in the coming three to six months. Our outlook is for short Treasury rates to rise more than longer Treasury rates and a flatter yield curve to ensue. The allocations to TIPS and high yield should continue to perform well given our view of economic growth, stronger corporate earnings and increasing inflation.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2004

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 8.8%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   4.9
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       4.9
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               2.9
-------------------------------------------------------------------
Hartford Growth Opportunities Fund, Class Y                 3.9
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                           6.8
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       8.8
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   9.7
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         2.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      12.7
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        4.9
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                6.8
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    7.8
-------------------------------------------------------------------
Hartford Value Fund, Class Y                                7.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  3.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2004 (commencement of operations) through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                                                       EXPENSES PAID
                                                      DURING PERIOD **
                         BEGINNING        ENDING        MAY 28, 2004
                       ACCOUNT VALUE      ACCOUNT         THROUGH
                        MAY 28, 2004       VALUE      OCTOBER 31, 2004
                       (COMMENCEMENT    OCTOBER 31,    (COMMENCEMENT
                       OF OPERATIONS)      2004        OF OPERATIONS)
----------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,031.50         $2.55
Hypothetical @             $1,000        $1,018.80         $2.54
----------------------------------------------------------------------
CLASS B
Actual                     $1,000        $1,028.20         $5.58
Hypothetical @             $1,000        $1,015.81         $5.54
----------------------------------------------------------------------
CLASS C
Actual                     $1,000        $1,028.20         $5.58
Hypothetical @             $1,000        $1,015.81         $5.54
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.59%, 1.29% and 1.29% for classes A, B and C, respectively, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the one-half year period).

These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

The Hartford Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        GROWTH
                                                                        OF
                                                                        CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 4/30/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 CAPITAL APPRECIATION FUND                S&P 500 INDEX
                                                                 -------------------------                -------------
7/22/96                                                                     9450                              10000
                                                                            9667                              10102
                                                                           10593                              10317
                                                                           11302                              10897
10/96                                                                      11671                              11198
                                                                           12531                              12043
                                                                           13017                              11805
                                                                           14118                              12542
                                                                           14031                              12641
                                                                           13368                              12122
                                                                           13485                              12845
                                                                           16252                              13630
                                                                           17633                              14236
                                                                           19319                              15368
                                                                           19701                              14507
                                                                           21534                              15301
10/97                                                                      20367                              14790
                                                                           20395                              15475
                                                                           20189                              15741
                                                                           19713                              15914
                                                                           21570                              17061
                                                                           22309                              17935
                                                                           22432                              18118
                                                                           20940                              17806
                                                                           21265                              18529
                                                                           20376                              18333
                                                                           15926                              15684
                                                                           16600                              16689
10/98                                                                      18243                              18044
                                                                           19489                              19138
                                                                           20847                              20240
                                                                           22388                              21086
                                                                           21072                              20430
                                                                           22858                              21248
                                                                           24154                              22070
                                                                           25125                              21549
                                                                           26492                              22745
                                                                           26808                              22035
                                                                           25869                              21925
                                                                           25409                              21324
10/99                                                                      27022                              22674
                                                                           29525                              23134
                                                                           34762                              24495
                                                                           34369                              23265
                                                                           39947                              22825
                                                                           39828                              25058
                                                                           35674                              24304
                                                                           33790                              23805
                                                                           37326                              24391
                                                                           36736                              24010
                                                                           40832                              25501
                                                                           39685                              24155
10/00                                                                      38312                              24054
                                                                           34607                              22158
                                                                           37677                              22267
                                                                           39802                              23057
                                                                           37453                              20957
                                                                           35708                              19630
                                                                           38735                              21153
                                                                           39273                              21295
                                                                           38606                              20777
                                                                           36845                              20574
                                                                           35243                              19288
                                                                           30813                              17731
10/01                                                                      31706                              18070
                                                                           33837                              19456
                                                                           35140                              19627
                                                                           33773                              19341
                                                                           32746                              18967
                                                                           34285                              19680
                                                                           32170                              18488
                                                                           31761                              18352
                                                                           29144                              17045
                                                                           26594                              15717
                                                                           27134                              15820
                                                                           25058                              14102
10/02                                                                      26912                              15342
                                                                           29186                              16244
                                                                           27108                              15290
                                                                           26463                              14891
                                                                           26108                              14668
                                                                           25714                              14810
                                                                           27792                              16029
                                                                           29988                              16872
                                                                           30737                              17088
                                                                           31303                              17389
                                                                           32445                              17728
                                                                           32393                              17540
10/03                                                                      34839                              18531
                                                                           35616                              18694
                                                                           38063                              19674
                                                                           38653                              20036
                                                                           40006                              20314
                                                                           39966                              20008
                                                                           38559                              19693
                                                                           39334                              19963
                                                                           40899                              20351
                                                                           38916                              19677
                                                                           38297                              19756
                                                                           39599                              19969
10/04                                                                      40494                              20275

    --- CAPITAL APPRECIATION FUND              --- S & P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $40,494 ending value                       $20,275 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

SAUL J. PANNELL, CFA
Senior Vice President, Partner, Portfolio Manager
AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

             INCEPTION                       SINCE
               DATE      1 YEAR   5 YEAR   INCEPTION
---------------------------------------------------------
Cap App A#   7/22/1996   16.23%   8.42%     19.21%
---------------------------------------------------------
Cap App A##  7/22/1996    9.84%   7.20%     18.40%
---------------------------------------------------------
Cap App B#   7/22/1996   15.42%   7.63%      NA*
---------------------------------------------------------
Cap App B##  7/22/1996   10.42%   7.33%      NA*
---------------------------------------------------------
Cap App C#   7/22/1996   15.52%   7.70%     18.42%
---------------------------------------------------------
Cap App C##  7/22/1996   13.36%   7.48%     18.28%
---------------------------------------------------------
Cap App Y#   7/22/1996   16.82%   9.00%     19.81%
---------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation Fund Class A, before sales charge, returned 16.23% for the twelve month period ended October 31, 2004. The Fund outperformed the 60% Russell 2500/40% S&P 500 blended benchmark return of 11.23%, the Lipper Multi-Cap Core Funds average return of 8.25% and 9.42% return for the S&P 500.

WHY DID THE FUND PERFORM THIS WAY?

The twelve months ended October 31, 2004 were subject to significant volatility. Late 2003 and early 2004 saw positive equity market returns driven by a strengthening economy, robust corporate profits, and improved investor sentiment. Stocks peaked in February, then entered a trading range before moving down in July and August. The summer weakness was a result of investor focus on several concerns: a softening economy, uncertainty over presidential elections, continued violence in Iraq, and worries of potential terrorist strikes during the political conventions or the Olympics. By fall, many of these worries had been mitigated. The economy seemed to be moving forward despite record high oil prices and America remained free of terrorist attacks. This benign news powered another rise in September, resulting in positive full-year performance.

Performance by sector varied widely during the year, although nearly all sectors showed positive results. Driven by rising oil prices and strong demand, the Energy (47.1%) and Materials (28.5%) sectors led the benchmark while Technology (-6.5%), Health Care (6.5%) and Consumer Staples (6.5%) lagged.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. Positions in global conglomerate Tyco, food processor Bunge Limited, and Mexican wireless provider American Movil added the most to returns. On the negative side, results were hurt by holdings in semiconductor firm Broadcom, Russian oil giant Yukos, and Biotechnology company Biovail.

The Technology and Energy sectors were the largest sources of value added for the year. In Technology, wireless handheld device maker Research In Motion continued to appreciate, most recently on the introduction of an appealing new messaging and communication device and a software agreement with cell phone giant Nokia. In Energy, oil and gas driller XTO, integrated South African energy firm Sasol, and Brazilian oil giant Petrol Brasileiros rose throughout the period on persistent increases in oil prices.

The Utilities and Financials sectors were a drag on relative results for the year. Underperformance in the Utilities sector was a result of the Fund's low weight in strongly-performing utility stocks. In Financials, positions in banking giant Citigroup, insurance company St. Paul Travelers, and Japanese bank Mitsubishi Financial Group, parent company of Bank of Tokyo-Mitsubishi and Mitsubishi Trust Bank, all contributed to negative performance.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

As we enter the last quarter of 2004, the macro environment again appears mixed. On one hand, GDP was recently revised upward, manufacturing indicators continue to show strength, and interest rates are relatively low. On the other hand, oil prices remain high, employment growth is somewhat sluggish, and the Federal Reserve continues to raise short-term interest rates. In addition, questions about the possibility of another terrorist incident and the slowdown in corporate profits create a challenging near-term backdrop for equity investors. In this uncertain environment, we continue to search for stocks that have surprisingly strong earnings profiles and, therefore, should appreciate regardless of any headwinds.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.3%
-------------------------------------------------------------------
Capital Goods                                               5.7
-------------------------------------------------------------------
Consumer Cyclical                                          10.8
-------------------------------------------------------------------
Consumer Staples                                            3.8
-------------------------------------------------------------------
Energy                                                      9.1
-------------------------------------------------------------------
Finance                                                    27.9
-------------------------------------------------------------------
Health Care                                                 6.1
-------------------------------------------------------------------
Services                                                    1.3
-------------------------------------------------------------------
Technology                                                 25.6
-------------------------------------------------------------------
Transportation                                              1.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -3.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Bermuda                                                     0.6
-------------------------------------------------------------------
Brazil                                                      2.2
-------------------------------------------------------------------
Canada                                                      6.0
-------------------------------------------------------------------
Cayman Islands                                              0.3
-------------------------------------------------------------------
France                                                      0.8
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
India                                                       0.2
-------------------------------------------------------------------
Ireland                                                     0.2
-------------------------------------------------------------------
Japan                                                       7.1
-------------------------------------------------------------------
Mexico                                                      1.1
-------------------------------------------------------------------
Russia                                                      0.7
-------------------------------------------------------------------
South Africa                                                1.4
-------------------------------------------------------------------
South Korea                                                 4.1
-------------------------------------------------------------------
Switzerland                                                 2.7
-------------------------------------------------------------------
Taiwan                                                      0.9
-------------------------------------------------------------------
United Kingdom                                              3.5
-------------------------------------------------------------------
United States                                              69.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -3.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,050.10         $ 6.96
Hypothetical @              $1,000      $1,018.35         $ 6.85
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,046.90         $10.50
Hypothetical @              $1,000      $1,014.88         $10.33
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,047.10         $10.14
Hypothetical @              $1,000      $1,015.23         $ 9.98
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,053.20         $ 3.97
Hypothetical @              $1,000      $1,021.27         $ 3.91
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.35%, 2.04%, 1.97% and 0.77% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Conservative Allocation Fund
(advised by Hartford Investment Financial Services, LLC)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         CURRENT
                                                                          INCOME
                                                                           AND
                                                                           LONG-
                                                                           TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/28/04 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                             CONSERVATIVE ALLOCATION FUND         S&P 500 INDEX           AGGREGATE BOND INDEX
                                             ----------------------------         -------------           --------------------
5/28/04                                                  9450                         10000                       10000
6/04                                                     9573                         10194                       10057
7/04                                                     9431                          9857                       10157
8/04                                                     9497                          9896                       10351
9/04                                                     9606                         10003                       10379
10/04                                                    9729                         10156                       10467

    --- CONSERVATIVE ALLOCATION    -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        FUND                           BOND INDEX                         $10,000 starting value
        $9,450 starting value          $10,000 starting value             $10,156 ending value
        $9,729 ending value            $10,467 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                             INCEPTION     SINCE
                               DATE      INCEPTION
-------------------------------------------------------
Conservative Allocation
  A#.......................  5/28/2004     2.96%
-------------------------------------------------------
Conservative Allocation
  A##......................  5/28/2004    -2.69%
-------------------------------------------------------
Conservative Allocation
  B#.......................  5/28/2004     2.70%
-------------------------------------------------------
Conservative Allocation
  B##......................  5/28/2004    -2.30%
-------------------------------------------------------
Conservative Allocation
  C#.......................  5/28/2004     2.70%
-------------------------------------------------------
Conservative Allocation
  C##......................  5/28/2004     0.67%
-------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B and C shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, since inception of May 28, 2004, The Hartford Conservative Allocation Fund Class A placed in the 2nd quartile with a total return, before sales charge, of 2.96% versus a return of 2.28% for the Lipper Balanced Funds and 4.65% for the Lehman Brothers U.S. Aggregate Bond Index and 1.56% for the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

Since inception of the Fund, yields fell, with the 10 year Treasury note yield falling 62 basis points to 4.03% and the 5 year Treasury note yield falling 51 basis points to 3.28%. The Fund's duration is targeted to be less than the Lehman Aggregate based on the risk preferences of the Fund and in anticipation of rising rates. For the period, short duration positioning detracted from overall performance.

Within the major sectors of the Lehman Brothers U.S. Aggregate Index, corporates were the top performer, while asset-backed securities were the worst. The fixed income component of the Fund is structured around five fixed income indices. For the period, the Lehman Brothers High Yield Index was the top performer at 8.27%, followed by the Lehman Brothers U.S. TIPS Index at 4.92%, Lehman Brothers U.S. Aggregate Index at 4.65%, Lehman Brothers 1-3 Year Government at 1.41% and Merrill Lynch 3-Month U.S. Treasury Bill Index at 0.57%. The Fund benefited, relative to the Index, from an overweight to high yield bonds and Treasury Inflation Protected Securities (TIPS). The Fund's benchmark does not hold any
(TIPS) or high yield securities. The Fund also maintained a higher allocation to money market securities due to its conservative nature and in anticipation of a rising rate environment. Having a shorter duration negatively impacted performance.

On the equity side, within the S&P 500, energy was the top performer, followed by utilities and telecommunication services. Health care was the laggard in the S&P 500, followed by consumer staples and information technology. The equity component of the Fund is structured around five equity indices. Since inception of the Fund, the MSCI EAFE at 5.62% was the top performer, followed by the S&P 500/Barra Value at 4.79%, Russell 2000 at 3.23%, S&P Midcap 400 at 1.73% and S&P 500/Barra Growth at -1.65%. The Fund benefited from value within its large cap equity allocations. The Fund also benefited, relative to the benchmark, from its allocations within the international, mid-cap and small cap sectors. None of those sectors are represented in the S&P 500.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy pace and the October payroll survey indicated that the labor market may have finally gained traction. We therefore expect that growth for the rest of the year will be firm as continued job creation leads to higher income and spending. However, recent economic data is not conclusive, and there are mixed signals in the business and consumer sector. Corporate earnings growth is still healthy, but has recently slowed from very high levels. Business investments continue to increase. We expect that business investments will pick up further as the recovery continues, which should lead to higher job creation. Inventory levels are low, signaling that the expansion has momentum.

The Federal Reserve believes that the expansion is on a solid footing, and predicts that growth will be moderate in the near term despite the rise in energy prices. We believe the Federal Reserve will continue to raise rates and we are anticipating slightly higher rates in the coming three to six months. Our outlook is for short Treasury rates to rise more than longer treasury rates and a flatter yield curve to ensue.

We anticipate reducing the Fund's money market exposure in favor of higher yielding securities. The allocations to TIPS and high yield bonds should continue to perform well given our view of economic growth, stronger corporate earnings and increasing inflation. In this market environment, we also expect the domestic equity markets to perform well. Additionally, overseas growth should benefit the Fund's international exposure.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2004

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 6.9%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                   2.9
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                       5.9
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                          10.8
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       9.8
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                   4.9
-------------------------------------------------------------------
Hartford MidCap Value Fund, Class Y                         4.9
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                         4.9
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      19.7
-------------------------------------------------------------------
Hartford Stock Fund, Class Y                                9.8
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   13.8
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  3.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2004 (commencement of operations) through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                                                       EXPENSES PAID
                                                      DURING PERIOD **
                                                        MAY 28, 2004
                         BEGINNING        ENDING          THROUGH
                       ACCOUNT VALUE      ACCOUNT       OCTOBER 31,
                        MAY 28, 2004       VALUE            2004
                       (COMMENCEMENT    OCTOBER 31,    (COMMENCEMENT
                       OF OPERATIONS)      2004        OF OPERATIONS)
----------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,029.60         $2.60
Hypothetical @             $1,000        $1,018.75         $2.58
----------------------------------------------------------------------
CLASS B
Actual                     $1,000        $1,027.00         $5.40
Hypothetical @             $1,000        $1,015.98         $5.37
----------------------------------------------------------------------
CLASS C
Actual                     $1,000        $1,027.00         $5.40
Hypothetical @             $1,000        $1,015.98         $5.37
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratio of 0.60%, 1.25%, and 1.25% for classes A, B and C, respectively, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the one-half year period).

These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

The Hartford Disciplined Equity Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        GROWTH
                                                                        OF
                                                                        CAPITAL
                                                                        AND
                                                                        CURRENT
                                                                        INCOME.

PERFORMANCE OVERVIEW(3) 4/30/98 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DISCIPLINED EQUITY FUND                 S&P 500 INDEX
                                                                  -----------------------                 -------------
4/30/98                                                                     9450                              10000
                                                                            9242                               9828
                                                                            9591                              10227
                                                                            9591                              10119
                                                                            8269                               8656
                                                                            8829                               9211
10/98                                                                       9625                               9959
                                                                           10155                              10563
                                                                           10847                              11171
                                                                           11197                              11638
                                                                           10790                              11276
                                                                           11311                              11727
                                                                           11652                              12181
                                                                           11416                              11894
                                                                           12145                              12554
                                                                           11889                              12162
                                                                           11719                              12101
                                                                           11369                              11770
10/99                                                                      11861                              12515
                                                                           12178                              12769
                                                                           13104                              13520
                                                                           12359                              12841
                                                                           12330                              12598
                                                                           13648                              13830
                                                                           13104                              13414
                                                                           12779                              13139
                                                                           13249                              13462
                                                                           13143                              13252
                                                                           14029                              14075
                                                                           13182                              13332
10/00                                                                      13124                              13276
                                                                           12074                              12230
                                                                           12254                              12291
                                                                           12855                              12727
                                                                           11813                              11568
                                                                           11171                              10836
                                                                           12073                              11676
                                                                           12173                              11754
                                                                           11922                              11469
                                                                           11663                              11356
                                                                           10971                              10646
                                                                           10059                               9787
10/01                                                                      10380                               9974
                                                                           11112                              10739
                                                                           11212                              10834
                                                                           10952                              10676
                                                                           10631                              10470
                                                                           11022                              10863
                                                                           10251                              10205
                                                                           10150                              10130
                                                                            9299                               9409
                                                                            8657                               8675
                                                                            8707                               8732
                                                                            7755                               7784
10/02                                                                       8447                               8468
                                                                            8898                               8966
                                                                            8397                               8440
                                                                            8117                               8220
                                                                            7987                               8096
                                                                            8037                               8175
                                                                            8659                               8848
                                                                            9130                               9313
                                                                            9210                               9432
                                                                            9331                               9598
                                                                            9542                               9785
                                                                            9542                               9682
10/03                                                                      10103                              10229
                                                                           10253                              10319
                                                                           10780                              10860
                                                                           10941                              11059
                                                                           11061                              11213
                                                                           10891                              11044
                                                                           10740                              10870
                                                                           10731                              11019
                                                                           10971                              11233
                                                                           10530                              10861
                                                                           10520                              10905
                                                                           10630                              11022
10/04                                                                      10700                              11191

    --- DISCIPLINED EQUITY FUND                --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $10,700 ending value                       $11,191 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                     INCEPTION                       SINCE
                       DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------------
Disciplined Eqy A#   4/30/1998    5.92%   -2.04%     1.92%
-----------------------------------------------------------------
Disciplined Eqy A##  4/30/1998    0.06%   -3.15%     1.04%
-----------------------------------------------------------------
Disciplined Eqy B#   4/30/1998    5.16%   -2.75%     1.20%
-----------------------------------------------------------------
Disciplined Eqy B##  4/30/1998    0.16%   -3.12%     1.20%
-----------------------------------------------------------------
Disciplined Eqy C#   4/30/1998    5.25%   -2.71%     1.24%
-----------------------------------------------------------------
Disciplined Eqy C##  4/30/1998    3.20%   -2.91%     1.07%
-----------------------------------------------------------------
Disciplined Eqy Y#   4/30/1998    6.55%   -1.53%     2.45%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

JAMES A. RULLO, CFA
Senior Vice President, Partner, Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Disciplined Equity Fund Class A, before sales charge, returned 5.92% for the twelve-month period ended October 31, 2004, matching the Lipper Large Cap Core average, which returned 5.98%, but underperforming its benchmark, the S&P 500 index, which returned 9.42% during the period.

WHY DID THE FUND PERFORM THIS WAY?

Oil prices reached a historic nominal high of over $50 per barrel, and the Federal Reserve Bank exercised its policy of measured rate rises, and signaled its intention to increase rates gradually to a "normal" level. Investor concerns over energy prices, higher interest rates, the geopolitical environment, and the U.S. elections, have endured. Nevertheless, all sectors of the S&P 500 Index advanced, except for Information Technology, which was down 0.9%. Other sectors that lagged the overall market include Health Care, Consumer Staples, and Financials, returning 1.7%, 3.9%, and 8.1% respectively, for the twelve-month period. Energy, Utilities, and Telecommunication Service stocks led the advance, with sector returns of 44.5%, 24.1%, and 20.8%, respectively.

The four largest contributors to the Fund during this period include Bank of America, utility Exelon and energy companies ConocoPhillips and ExxonMobil. In spite of these strong performers, the Fund fell short of benchmark performance. This was primarily due to poor stock selection within the Consumer Discretionary, Telecommunication Services and Financial sectors. Stocks that detracted most from performance include the health care giant Pfizer, Texas Instruments and media holding Comcast. Comcast sold off abruptly when the hostile bid for Disney was poorly received by investors. We have maintained the position due to the attractive valuation of Comcast shares given the company's solid cash flow, positive advertising trends, and growth opportunities from new product offerings. Among our Financial holdings, St. Paul Travelers declined. In July, St. Paul restated reserves, sending the stock sharply lower. We felt this decline was unwarranted as the company's balance sheet is on a conservative footing, the integration with Travelers is well underway, and the company has a strong market position.

In this environment, stock selection within the Health Care sector was a meaningful contributor to our relative performance. Our investment in Guidant, a medical device manufacturer, advanced during the period on positive news, offsetting any losses from our position in Pfizer. Guidant reported better than expected results from its Drug Eluting Stents pilot trial and reported strength in its

--------------------------------------------------------------------------------

Cardiac Rhythm Management business. The Fund also benefited from not owning drug company Merck, whose shares fell sharply at the end of September. Merck announced it would be pulling its arthritis drug, Vioxx, from the market as a new study indicated that it contributed to cardiac issues. This decision should benefit Pfizer, one of our larger holdings, as patients are expected to migrate to Pfizer's arthritis drug Celebrex.

WHAT IS THE OUTLOOK?

The global expansion has started to moderate. We anticipate a period of slower growth in the U.S. as consumption, investment, and exports show signs of deceleration from the world GDP growth highs attained in the second quarter. Although consumption spending was previously enhanced in the post-bubble period by tax cuts and cash-outs from mortgage refinancing, future consumer expenditures will be determined by employment gains, which are forecast to improve steadily.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             4.9%
-------------------------------------------------------------------
Capital Goods                                               6.2
-------------------------------------------------------------------
Consumer Cyclical                                           7.1
-------------------------------------------------------------------
Consumer Staples                                            7.6
-------------------------------------------------------------------
Energy                                                      8.7
-------------------------------------------------------------------
Finance                                                    26.1
-------------------------------------------------------------------
Health Care                                                10.1
-------------------------------------------------------------------
Future Contract                                             2.0
-------------------------------------------------------------------
Services                                                    4.7
-------------------------------------------------------------------
Technology                                                 22.0
-------------------------------------------------------------------
Utilities                                                   2.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $  996.30         $ 7.28
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  993.20         $10.77
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  994.20         $10.48
Hypothetical @              $1,000      $1,014.63         $10.58
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,000.00         $ 4.27
Hypothetical @              $1,000      $1,020.86         $ 4.32
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.09% and 0.85% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Dividend and Growth Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         A HIGH
                                                                         LEVEL
                                                                         OF
                                                                         CURRENT
                                                                         INCOME
                                                                      CONSISTENT
                                                                         WITH
                                                                         GROWTH
                                                                         OF
                                                                        CAPITAL.
PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  DIVIDEND AND GROWTH FUND                S&P 500 INDEX
                                                                  ------------------------                -------------
7/22/96                                                                     9450                              10000
                                                                            9545                              10102
                                                                            9695                              10317
                                                                           10149                              10897
10/96                                                                      10423                              11198
                                                                           10990                              12043
                                                                           10894                              11805
                                                                           11409                              12542
                                                                           11589                              12641
                                                                           11142                              12122
                                                                           11504                              12845
                                                                           12246                              13630
                                                                           12906                              14236
                                                                           13652                              15368
                                                                           13002                              14507
                                                                           13768                              15301
10/97                                                                      13356                              14790
                                                                           13988                              15475
                                                                           14270                              15741
                                                                           14454                              15914
                                                                           15066                              17061
                                                                           15858                              17935
                                                                           15771                              18118
                                                                           15509                              17806
                                                                           15671                              18529
                                                                           15553                              18333
                                                                           13565                              15684
                                                                           14415                              16689
10/98                                                                      15434                              18044
                                                                           15895                              19138
                                                                           16335                              20240
                                                                           16179                              21086
                                                                           15933                              20430
                                                                           16325                              21248
                                                                           17330                              22070
                                                                           16887                              21549
                                                                           17456                              22745
                                                                           16913                              22035
                                                                           16478                              21925
                                                                           16041                              21324
10/99                                                                      16962                              22674
                                                                           16867                              23134
                                                                           17083                              24495
                                                                           16393                              23265
                                                                           15470                              22825
                                                                           17173                              25058
                                                                           16960                              24304
                                                                           17317                              23805
                                                                           16774                              24391
                                                                           16774                              24010
                                                                           17725                              25501
                                                                           17893                              24155
10/00                                                                      18242                              24054
                                                                           17883                              22158
                                                                           18800                              22267
                                                                           18509                              23057
                                                                           18337                              20957
                                                                           17746                              19630
                                                                           18653                              21153
                                                                           18967                              21295
                                                                           18479                              20777
                                                                           18597                              20574
                                                                           18002                              19288
                                                                           16830                              17731
10/01                                                                      16841                              18070
                                                                           17748                              19456
                                                                           17938                              19627
                                                                           17983                              19341
                                                                           18258                              18967
                                                                           18744                              19680
                                                                           17970                              18488
                                                                           18135                              18352
                                                                           17185                              17045
                                                                           15855                              15717
                                                                           15744                              15820
                                                                           14034                              14102
10/02                                                                      15065                              15342
                                                                           16075                              16244
                                                                           15392                              15290
                                                                           14870                              14891
                                                                           14559                              14668
                                                                           14528                              14810
                                                                           15586                              16029
                                                                           16577                              16872
                                                                           16717                              17088
                                                                           16874                              17389
                                                                           17242                              17728
                                                                           17035                              17540
10/03                                                                      17840                              18531
                                                                           18165                              18694
                                                                           19342                              19674
                                                                           19398                              20036
                                                                           19746                              20314
                                                                           19497                              20008
                                                                           19306                              19693
                                                                           19317                              19963
                                                                           19808                              20351
                                                                           19358                              19677
                                                                           19527                              19756
                                                                           19863                              19969
10/04                                                                      20077                              20275

    --- DIVIDEND AND GROWTH FUND               --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $20,077 ending value                       $20,275 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Div & Growth A#   7/22/1996   12.53%   3.43%      9.53%
--------------------------------------------------------------
Div & Growth A##  7/22/1996    6.33%   2.26%      8.79%
--------------------------------------------------------------
Div & Growth B#   7/22/1996   11.62%   2.66%      NA*
--------------------------------------------------------------
Div & Growth B##  7/22/1996    6.62%   2.30%      NA*
--------------------------------------------------------------
Div & Growth C#   7/22/1996   11.76%   2.74%      8.78%
--------------------------------------------------------------
Div & Growth C##  7/22/1996    9.64%   2.53%      8.66%
--------------------------------------------------------------
Div & Growth Y#   7/22/1996   13.06%   3.99%     10.08%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

EDWARD P. BOUSA, CFA
Vice President, Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Dividend and Growth Fund Class A, before sales charge, returned 12.53% for the twelve-month period ended October 31, 2004. The Fund mirrored the Lipper Equity Income average, which returned 12.42%, and outperformed its benchmark, the S&P 500 Index, which returned 9.42% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Market strength during the beginning of the period turned more volatile as investors continued to focus on the high price of oil and its impact on the economy. Despite this headwind, the domestic economy grew a respectable 3.3% over the last few months. However, with oil at $50 per barrel, investors seem to expect both earnings and top line growth to begin slowing for most companies. In fact, several consumer companies were unable to pass through higher raw materials costs and subsequently missed earnings. Higher energy prices have also contributed to slower retail sales. On the opposite end of the spectrum, better Asian demand has buoyed industrial production. This stronger industrial activity contributed to the Federal Reserve's decision to raise interest rates during the period. This seems to reflect more confidence in an economic recovery. Several other issues were also weighing on the market, including the outcome of the 2004 presidential election and the threat of domestic terrorism. Despite the burden of all these issues, the market has been quite resilient.

The Fund's outperformance relative to the S&P 500 was attributable primarily to the Fund's underweight position and strong stock selection within Information Technology, as well as an overweight position to the Energy sector. Personal computer manufacturer, Apple Computer, helped boost returns in the Information Technology sector. It remains one of the most innovative computer companies in the world. However, we eliminated Apple as the stock reached our valuation target. The top three contributors to performance during the period were all Energy stocks: ExxonMobil, ChevronTexaco and BP. Energy holdings advanced on robust earnings stemming from persistently high natural gas prices. ChevronTexaco reduced its debt by more than $4 billion and has shown renewed strength through capital discipline and higher commodity prices. BP is well positioned to grow its volumes over the next several years and is committed to returning any excess cash flow above $20 per barrel with either share buybacks or increased dividends.

Stocks that detracted from the Fund's performance during the period include:
Cardinal Health, Marsh & McLennan and Delphi. Cardinal Health disappointed investors in a couple of ways. First, the company lowered earning expectations not once, but twice. Second, the company's accounting practices have come under continued scrutiny. We initially maintained the position, but we began to sell the shares as we became more concerned these issues will not abate in the near to medium term. March & McLennan

--------------------------------------------------------------------------------

recently fell on a review of commission practices by the New York attorney general's office. We began selling the position in October. Delphi also struggled during the period as they are experiencing an inventory correction at its largest customer, General Motors.

WHAT IS THE OUTLOOK?

The Fund takes a long-term view. Our discipline focuses primarily on the supply/demand balance in most sectors. We maintain our overweight positions in Energy and Materials, as we are seeing improving fundamentals slowly play out. It appears there are fewer buying opportunities in pharmaceuticals because few companies have impressive research and development pipelines. We are looking to increase our retail holdings as consumer weakness becomes increasingly discounted in the stock prices. Going forward, we expect the Fund's cyclical holdings to continue to perform well. Our strategy of buying high quality companies with above-average dividends has been quite successful versus the S&P 500 index.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             9.3%
-------------------------------------------------------------------
Capital Goods                                               5.7
-------------------------------------------------------------------
Consumer Cyclical                                           6.3
-------------------------------------------------------------------
Consumer Staples                                            8.3
-------------------------------------------------------------------
Energy                                                     13.1
-------------------------------------------------------------------
Finance                                                    23.4
-------------------------------------------------------------------
Health Care                                                 8.8
-------------------------------------------------------------------
Services                                                    4.2
-------------------------------------------------------------------
Technology                                                 13.5
-------------------------------------------------------------------
Transportation                                              4.5
-------------------------------------------------------------------
Utilities                                                   4.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                            BEGINNING     ENDING       EXPENSES PAID
                             ACCOUNT      ACCOUNT     DURING PERIOD **
                              VALUE        VALUE       APRIL 30, 2004
                            APRIL 30,   OCTOBER 31,       THROUGH
                              2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                       $1,000      $1,039.80         $ 5.95
Hypothetical @               $1,000      $1,019.30         $ 5.89
----------------------------------------------------------------------
CLASS B
Actual                       $1,000      $1,035.20         $10.33
Hypothetical @               $1,000      $1,014.98         $10.23
----------------------------------------------------------------------
CLASS C
Actual                       $1,000      $1,036.10         $ 9.52
Hypothetical @               $1,000      $1,015.79         $ 9.42
----------------------------------------------------------------------
CLASS Y
Actual                       $1,000      $1,041.60         $ 3.69
Hypothetical @               $1,000      $1,021.52         $ 3.66
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.16%, 2.02%, 1.86% and 0.72% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Equity Income Fund

(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        A HIGH
                                                                        LEVEL OF
                                                                        CURRENT
                                                                        INCOME
                                                                      CONSISTENT
                                                                        WITH
                                                                        GROWTH
                                                                        OF
                                                                        CAPITAL.
PERFORMANCE OVERVIEW(2) 8/28/03 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     EQUITY INCOME FUND              RUSSELL 1000 VALUE INDEX
                                                                     ------------------              ------------------------
8/28/03                                                                     9450                              10000
                                                                            9403                               9902
10/03                                                                       9800                              10508
                                                                            9944                              10651
                                                                           10612                              11307
                                                                           10545                              11506
                                                                           10735                              11753
                                                                           10621                              11649
4/04                                                                       10430                              11365
                                                                           10468                              11481
                                                                           10631                              11752
                                                                           10420                              11586
                                                                           10640                              11751
                                                                           10761                              11933
10/04                                                                      10857                              12131

    --- EQUITY INCOME FUND                     --- RUSSELL 1000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $10,857 ending value                       $12,131 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                   INCEPTION DATE   1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Equity Income A#     8/28/2003      10.82%       14.92%
-----------------------------------------------------------------
Equity Income A##    8/28/2003       4.76%        8.62%
-----------------------------------------------------------------
Equity Income B#     8/28/2003       9.93%       13.89%
-----------------------------------------------------------------
Equity Income B##    8/28/2003       4.93%        9.89%
-----------------------------------------------------------------
Equity Income C#     8/28/2003      10.12%       14.08%
-----------------------------------------------------------------
Equity Income C##    8/28/2003       8.02%       11.94%
-----------------------------------------------------------------
Equity Income Y#     8/28/2003      11.53%       15.88%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending October 31, 2004, The Hartford Equity Income Fund Class A, before sales charge, returned 10.82%, trailing both the Russell 1000 Value Index return of 15.45% and the Lipper Equity Income peer group average return of 12.42%.

WHY DID THE FUND PERFORM THIS WAY?

Improving jobs data and strong corporate profits eased investors' concern about the impact of the Federal Reserve rate hikes, which resulted in positive equity market performance during the period. Value outperformed growth by 12.0%, measured by the Russell 1000 Value index (15.5%) versus the Russell 1000 Growth index (3.5%). The broader market, as represented by the S&P 500, returned 9.4%. The more defensive sectors of the Russell 1000 Value index posted positive gains, with Energy and Utilities leading the way.

Relative to the benchmark, the Fund's holdings within Energy, Consumer Discretionary, Information Technology and Materials did not perform well despite positive contribution to performance from sector allocation. Additionally, weak stock selection within Financials and Industrials detracted from index-relative performance. The top three detractors, on an absolute basis, were Merrill Lynch (Financials), Hewlett-Packard (Information Technology) and St. Paul Travelers (Financials). With respect to Merrill Lynch and other brokerage stocks, the market was concerned about the carry-trade (the interest rate arbitrage between low short-term rates and higher intermediate-term rates). We believe the mergers and acquisitions cycle and the underwriting cycle are turning up, which should benefit these stocks. Within Technology, company specific problems at Hewlett-Packard hurt performance. We trimmed our position in St. Paul Travelers because the underlying earnings power of the company is weaker than we expected. However, the stock is very cheap, which is why we have not eliminated it. As of the end of the period, all three stocks were held in the portfolio.

To partially offset these results, the Fund benefited from positive stock selection within Health Care, Utilities and Consumer Staples. Among the contributors were TXU (Utilities), Baxter (Health Care) and Kellogg (Consumer Staples). On an absolute basis, Exxon Mobil (Energy), Bank of America (Financials) and ChevronTexaco (Energy) were contributors. As of the end of the period, all three stocks were held in the Fund.

WHAT IS THE OUTLOOK?

Our "major worry factor" is the continued upward movement of oil prices, and we are watching energy market developments quite closely. Longer term it appears higher fuel prices are here to stay, but we still anticipate a correction to the $30 range sometime in the next twelve months. Assuming a more normalized oil price, we have not changed our moderately constructive outlook on the economy. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

--------------------------------------------------------------------------------

The Fund is positioned in anticipation of a continuing global economic recovery. Year-to-date, this stance has hurt the Fund's results, but we continue to believe the economy will expand in the face of modest interest rate increases. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Financials, Materials, Health Care, Energy and Utilities.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.6%
-------------------------------------------------------------------
Capital Goods                                               1.1
-------------------------------------------------------------------
Consumer Cyclical                                           6.9
-------------------------------------------------------------------
Consumer Staples                                            6.1
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    39.2
-------------------------------------------------------------------
Health Care                                                 7.0
-------------------------------------------------------------------
Services                                                    1.2
-------------------------------------------------------------------
Technology                                                  5.5
-------------------------------------------------------------------
Transportation                                              1.7
-------------------------------------------------------------------
Utilities                                                   9.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004. ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                            BEGINNING     ENDING       EXPENSES PAID
                             ACCOUNT      ACCOUNT     DURING PERIOD **
                              VALUE        VALUE       APRIL 30, 2004
                            APRIL 30,   OCTOBER 31,       THROUGH
                              2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                       $1,000      $1,041.00         $2.92
Hypothetical @               $1,000      $1,022.27         $2.90
----------------------------------------------------------------------
CLASS B
Actual                       $1,000      $1,037.20         $7.27
Hypothetical @               $1,000      $1,018.00         $7.20
----------------------------------------------------------------------
CLASS C
Actual                       $1,000      $1,038.40         $6.10
Hypothetical @               $1,000      $1,019.15         $6.04
----------------------------------------------------------------------
CLASS Y
Actual                       $1,000      $1,047.00         $0.41
Hypothetical @               $1,000      $1,024.73         $0.41
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.57%, 1.42%, 1.19% and 0.08% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Focus Fund

(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/24/01 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         FOCUS FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
5/24/01                                                                     9450                              10000
                                                                            9441                               9715
                                                                            9186                               9479
                                                                            8996                               9386
                                                                            8770                               8798
                                                                            8014                               8088
10/01                                                                       8335                               8242
                                                                            9129                               8874
                                                                            9526                               8952
                                                                            9176                               8822
                                                                            9072                               8651
                                                                            9299                               8977
                                                                            8439                               8433
                                                                            8221                               8371
                                                                            7513                               7775
                                                                            7125                               7169
                                                                            7087                               7216
                                                                            6274                               6432
10/02                                                                       6917                               6998
                                                                            7626                               7409
                                                                            7106                               6974
                                                                            6926                               6792
                                                                            6718                               6690
                                                                            6737                               6755
                                                                            7228                               7311
                                                                            7663                               7696
                                                                            7719                               7794
                                                                            8040                               7931
                                                                            8106                               8086
                                                                            7917                               8000
10/03                                                                       8446                               8452
                                                                            8512                               8527
                                                                            9031                               8974
                                                                            9088                               9139
                                                                            9107                               9266
                                                                            8890                               9126
                                                                            8701                               8983
                                                                            8806                               9106
                                                                            9061                               9282
                                                                            8854                               8975
                                                                            8825                               9011
                                                                            8787                               9108
10/04                                                                       8636                               9248

    --- FOCUS FUND                             --- S&P 500 INDEX
        $9,450 starting value                      $10,000 starting value
        $8,636 ending value                        $9,248  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.


PORTFOLIO MANAGER
RAND L. ALEXANDER, CFA
Senior Vice President, Partner, Portfolio Manager


AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

           INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------
Focus A#     5/24/2001       2.24%       -2.58%
---------------------------------------------------------
Focus A##    5/24/2001      -3.38%       -4.16%
---------------------------------------------------------
Focus B#     5/24/2001       1.48%       -3.27%
---------------------------------------------------------
Focus B##    5/24/2001      -3.52%       -4.12%
---------------------------------------------------------
Focus C#     5/24/2001       1.59%       -3.27%
---------------------------------------------------------
Focus C##    5/24/2001      -0.43%       -3.55%
---------------------------------------------------------
Focus Y#     5/24/2001       2.65%       -2.15%
---------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Focus Fund Class A, before sales charge, returned 2.24% for the twelve-month period ended October 31, 2004, trailing the Lipper Large Cap Core peer group average return of 5.98%, and the 9.42% return of the S&P 500 Index, the Fund's benchmark.

WHY DID THE FUND PERFORM THIS WAY?

The strength of the U.S. equity markets continued at the end of 2003 and into the early part of 2004. U.S. markets, however, experienced volatility during the middle part of 2004 due to moderating economic growth, uncertainty about the pace of Federal Reserve interest rate increases, higher energy prices, and concern about the war in Iraq and terrorism.

The Fund underperformed due to combination of sector weightings and stock selection during the period. In terms of sectors, Energy was the strongest performing sector in the S&P 500 during the year, and the Fund, on average, had an underweight in the sector. The Fund had no exposure to Utilities and Telecommunications which, despite limited long-term growth prospects, performed well as investor sought higher yields in an uncertain stock market and interest rate environment.

The Fund was overweight Information Technology, which was the worst performing sector in the S&P 500 during the period. Intel (Semiconductors & Semiconductor Equipment) was the largest detractor from absolute returns. When the economy slowed during the middle of the year, demand from end consumers slowed down, causing a build-up in inventory at semi-conductor companies. We continued to own Intel at the end of the period, believing growth will resume when the supply chain settles. In terms of stock selection, Financials was an area of weakness. Marsh & McLennan (Insurance) declined after New York Attorney General, Eliott Spitzer, announced an investigation into the firm's business practices.

The Fund's overweight to Industrials was an area of strength as trends in the industrial economy were positive. General Electric, a top contributor to absolute returns, had good results in health care, entertainment, and plastics. Another strong contributor to returns was Bank of America, which benefited from credit gains and synergies from their acquisition of Fleet Bank.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             3.0%
-------------------------------------------------------------------
Capital Goods                                               3.2
-------------------------------------------------------------------
Consumer Cyclical                                           3.9
-------------------------------------------------------------------
Consumer Staples                                            6.6
-------------------------------------------------------------------
Energy                                                      8.9
-------------------------------------------------------------------
Finance                                                    18.9
-------------------------------------------------------------------
Health Care                                                23.1
-------------------------------------------------------------------
Technology                                                 28.3
-------------------------------------------------------------------
Services                                                    3.1
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,001.00         $ 5.03
Hypothetical @              $1,000      $1,020.11         $ 5.08
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,000.05         $ 6.84
Hypothetical @              $1,000      $1,013.30         $ 6.90
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,005.05         $ 6.84
Hypothetical @              $1,000      $1,018.30         $ 6.90
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,002.10         $ 2.77
Hypothetical @              $1,000      $1,022.37         $ 2.80
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.00%, 1.36%, 1.36% and 0.55% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Global Communications Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 10/31/00 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                              MSCI AC WORLD FREE
                                                GLOBAL COMMUNICATIONS     TELECOMMUNICATIONS SERVICES
                                                        FUND                         INDEX                    S&P 500 INDEX
                                                ---------------------     ---------------------------         -------------
10/31/00                                                9450                         10000                        10000
                                                        7314                          8625                         9212
                                                        7399                          8405                         9257
                                                        8883                          9231                         9586
                                                        7068                          7800                         8713
                                                        5982                          7362                         8161
                                                        6492                          7922                         8794
                                                        5963                          7313                         8853
                                                        5689                          6831                         8638
                                                        5585                          6911                         8553
                                                        4791                          6173                         8019
                                                        4564                          6248                         7372
10/01                                                   4319                          6020                         7513
                                                        4565                          6306                         8089
                                                        4697                          6343                         8160
                                                        4101                          5776                         8041
                                                        3601                          5513                         7886
                                                        3733                          5585                         8182
                                                        3317                          4977                         7686
                                                        3326                          5009                         7630
                                                        2882                          4489                         7087
                                                        2731                          4254                         6534
                                                        2882                          4250                         6577
                                                        2504                          3594                         5863
10/02                                                   3061                          4411                         6378
                                                        3392                          4883                         6753
                                                        3241                          4595                         6357
                                                        3156                          4494                         6191
                                                        3137                          4261                         6098
                                                        3080                          4208                         6157
                                                        3383                          4513                         6664
                                                        3666                          5055                         7015
                                                        3864                          5098                         7104
                                                        3874                          4978                         7229
                                                        3987                          4964                         7370
                                                        4063                          4994                         7292
10/03                                                   4412                          5234                         7704
                                                        4564                          5413                         7772
                                                        5017                          5855                         8179
                                                        5159                          6052                         8330
                                                        5159                          6096                         8446
                                                        5159                          5968                         8318
                                                        4960                          5868                         8187
                                                        4904                          5717                         8300
                                                        5083                          5824                         8461
                                                        4922                          5792                         8181
                                                        4667                          5848                         8213
                                                        4790                          6000                         8302
10/04                                                   5178                          6285                         8429

    --- GLOBAL COMMUNICATIONS FUND            --- MSCI AC WORLD FREE TELECOMMUNICATIONS
        $9,450 starting value                     SERVICES INDEX
        $5,178 ending value                       $10,000 starting value
                                                  $6,285  ending value
    -- S & P 500 INDEX
        $10,000 starting value
        $8,429  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI AC (ALL COUNTRY) WORLD FREE TELECOMMUNICATIONS SERVICES INDEX is a free float-adjusted market capitalization index of developed and emerging market countries that is designed to measure international equity market performance.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                 INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------------
Global Comm A#     10/31/2000     17.34%       -13.96%
---------------------------------------------------------------
Global Comm A##    10/31/2000     10.93%       -15.17%
---------------------------------------------------------------
Global Comm B#     10/31/2000     16.59%       -14.52%
---------------------------------------------------------------
Global Comm B##    10/31/2000     11.59%       -15.16%
---------------------------------------------------------------
Global Comm C#     10/31/2000     16.63%       -14.56%
---------------------------------------------------------------
Global Comm C##    10/31/2000     14.46%       -14.77%
---------------------------------------------------------------
Global Comm Y#     10/31/2000     18.14%       -13.49%
---------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT TEAM

ARCHANA BASI, CFA
Vice President, Portfolio Coordinator, Global Industry Analyst

DAVID NINCIC, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Communications Fund Class A, before sales charge, returned 17.34% for the twelve-month period ended October 31, 2004. The Fund underperformed the MSCI All Country World Free Telecommunication Services Index, which returned 20.00%, and the Lipper Telecommunications Mutual Funds Average, which returned 18.31% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's underperformance over the twelve-month period relative to the MSCI AC World Free Telecommunications Services Index was a result of allocation across the sub-sectors invested in by the Fund. However, stock selection within the Integrated/ Diversified telecommunications sub-sector, accounting for over two-thirds of the Fund, was markedly stronger for the Fund than for the Index. The Fund is underweight the Wireless sub-sector, which makes up approximately one-third of the benchmark.

Within the Integrated/Diversified telecommunications sub-sector, top contributors were Philippine Long Distance, Telekom South Africa and Telenor, a Norwegian company. We have tended to favor emerging markets and European companies over U.S. companies within Integrated Telecommunications, given the difficult competition the U.S. companies face from cable and wireless companies.

The largest detractors from overall Fund returns were U.S. wireless service provider Dobson Communications and Chinese wireless content provider KongZhong. KongZhong fell on concerns over a class action lawsuit alleging material information was withheld in the prospectus related to its IPO in July. We maintained our position in the stock and it has since recovered a portion of its losses.

WHAT IS THE OUTLOOK?

We remain optimistic on the performance of emerging market telecommunications companies relative to U.S. companies. Emerging markets penetration of telecommunication services is low, allowing for healthy growth for years to come. The U.S. companies are benefiting from recent regulatory wins, but we expect that competition in the arena of VOIP (voice over internet protocol) will negatively impact results in the second half of 2005. The RBOCs (Regional Bell Operating Companies) are in the process of deploying video technology to compete against cable companies, and are increasing their capital spending in 2005. Unfortunately, we do not expect the benefits from the video

--------------------------------------------------------------------------------

expenditures to be realized for another couple of years. Lastly, the competition for residential phone service will increase considerably over the next year.

While many wireline carriers face access line declines and voice substitution to wireless, these same carriers often have wireless operations that are performing well, resulting in solid revenue growth. Wireless data is becoming increasingly popular with both consumers and businesses, and this is reflected in better than expected wireless revenue growth. U.S. wireless carriers are blessed by favorable network supply and demand characteristics. Conversely, we continue to believe that the European wireless industry suffers from excess capacity that will result in erosion of average revenue per user.

DIVERSIFICATION BY COUNTRY
As of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Austria                                                     4.1%
-------------------------------------------------------------------
Brazil                                                      9.7
-------------------------------------------------------------------
Cayman Islands                                              6.5
-------------------------------------------------------------------
China                                                       1.5
-------------------------------------------------------------------
France                                                      8.7
-------------------------------------------------------------------
Germany                                                     1.1
-------------------------------------------------------------------
Indonesia                                                   4.3
-------------------------------------------------------------------
Ireland                                                     3.2
-------------------------------------------------------------------
Italy                                                       3.4
-------------------------------------------------------------------
Netherlands                                                 8.3
-------------------------------------------------------------------
Norway                                                      4.6
-------------------------------------------------------------------
Philippines                                                 4.4
-------------------------------------------------------------------
South Africa                                                8.7
-------------------------------------------------------------------
South Korea                                                 3.3
-------------------------------------------------------------------
Taiwan                                                      0.7
-------------------------------------------------------------------
United States                                              26.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,043.80         $ 8.48
Hypothetical @              $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,040.90         $12.06
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,041.00         $12.06
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,048.70         $ 6.18
Hypothetical @              $1,000      $1,019.10         $ 6.09
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Global Financial Services Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 10/31/00 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                              GLOBAL FINANCIAL SERVICES   MSCI FINANCE EX REAL ESTATE
                                                        FUND                         INDEX                    S&P 500 INDEX
                                              -------------------------   ---------------------------         -------------
10/31/00                                                 9450                        10000                        10000
                                                         9091                         9618                         9212
                                                        10036                        10358                         9257
                                                         9857                        10361                         9586
                                                         9630                         9685                         8713
                                                         9290                         9114                         8161
                                                         9715                         9501                         8794
                                                         9941                         9447                         8853
                                                         9989                         9364                         8638
                                                         9885                         9166                         8553
                                                         9715                         9066                         8019
                                                         8836                         8104                         7372
10/01                                                    8854                         8117                         7513
                                                         9100                         8533                         8089
                                                         9384                         8630                         8160
                                                         8949                         8330                         8041
                                                         8921                         8183                         7886
                                                         9402                         8772                         8182
                                                         9430                         8799                         7686
                                                         9298                         8912                         7630
                                                         8987                         8423                         7087
                                                         8079                         7630                         6534
                                                         8070                         7728                         6577
                                                         7134                         6668                         5863
10/02                                                    7588                         7314                         6378
                                                         8004                         7672                         6753
                                                         7566                         7225                         6357
                                                         7205                         6988                         6191
                                                         7025                         6841                         6098
                                                         6987                         6711                         6157
                                                         7718                         7651                         6664
                                                         8098                         8089                         7015
                                                         8184                         8199                         7104
                                                         8458                         8560                         7229
                                                         8430                         8496                         7370
                                                         8581                         8700                         7292
10/03                                                    9217                         9399                         7704
                                                         9255                         9459                         7772
                                                         9830                        10035                         8179
                                                        10022                        10290                         8330
                                                        10280                        10526                         8446
                                                        10242                        10482                         8318
                                                         9802                        10091                         8187
                                                         9830                        10180                         8300
                                                         9925                        10289                         8461
                                                         9476                         9974                         8181
                                                         9715                        10199                         8213
                                                         9782                        10293                         8302
10/04                                                    9992                        10580                         8429

    --- GLOBAL FINANCIAL SERVICES FUND         --- MSCI FINANCE EX REAL ESTATE INDEX
        $9,450 starting value                      $10,000 starting value
        $9,992 ending value                        $10,580 ending value

    -- S&P 500 INDEX
        $10,000 starting value
        $8,429  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

MSCI FINANCE EX-REAL ESTATE INDEX is a cap-weighted index that measures the performance of financial stocks from around the world. This index excludes real estate.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Global Fin Ser A#     10/31/2000     8.42%         1.41%
------------------------------------------------------------------
Global Fin Ser A##    10/31/2000     2.40%        -0.01%
------------------------------------------------------------------
Global Fin Ser B#     10/31/2000     7.71%         0.71%
------------------------------------------------------------------
Global Fin Ser B##    10/31/2000     2.71%        -0.03%
------------------------------------------------------------------
Global Fin Ser C#     10/31/2000     7.71%         0.71%
------------------------------------------------------------------
Global Fin Ser C##    10/31/2000     5.63%         0.46%
------------------------------------------------------------------
Global Fin Ser Y#     10/31/2000     9.06%         1.89%
------------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT TEAM

MARK T. LYNCH, CFA
Senior Vice President,
Partner, Portfolio Coordinator,
Global Industry Analyst

ERIC HALET
Vice President, Global Industry Analyst

R. ANDREW HEISKELL
Vice President, Global Industry Analyst

JENNIFER L. NETTESHEIM, CFA
Vice President, Global Industry Analyst

THEODORE SHASTA, CFA
Senior Vice President, Partner,
Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Financial Services Fund Class A, returned 8.42% for the twelve-month period ended October 31, 2004. The Fund underperformed its benchmark, the MSCI Finance ex-Real Estate Index, which returned 12.56%, and the Lipper Financial Services Mutual Funds Average, which returned 10.57% over the same period.

WHY DID THE FUND PERFORM THIS WAY?

Global finance stocks, as measured by the MSCI Financials ex Real Estate index, posted competitive results versus U.S. and global equity markets, as measured by the S&P 500 and MSCI World indices, respectively, over the twelve-month period.

Relative to the MSCI Finance ex-Real Estate Index, the Fund's security selection within the Insurance industry was a primary driver of underperformance. An overweight to Thrifts & Mortgage Finance and an underweight to strong-performing Commercial Banks also detracted from relative performance, offset by our positive stock selection in both industries.

On an absolute basis, the Fund's positive returns were driven primarily by holdings of Commercial Banks. The top contributors to the Fund's absolute returns during the twelve-month period were Hibernia, Bank of America and Bank One. Bank One was acquired by J.P. Morgan Chase for a substantial premium. The largest detractors from Fund returns were Insurance holdings Marsh & McLennan and Converium. Marsh & McLennan declined significantly after the New York Attorney General announced an investigation into business practices at the firm.

We held shares of the Swiss reinsurer Converium based on our belief that the company could grow earnings substantially as it benefited from an environment of rising premiums. Unfortunately, the company warned in July that it would have to substantially increase reserves for its U.S. operations. The reserve restatement was related to directors' and officers' liability insurance claims stemming back to the late 1990s and the market was surprised by the news as the company's reserve levels had previously been reviewed by an independent third party. Following the announcement, Converium undertook a plan to reduce its risk and raise capital. However, its subsequent downgrade by Standard & Poor's

--------------------------------------------------------------------------------

put the viability of its U.S. operations into question, and we decided to sell our holdings.

WHAT IS THE OUTLOOK?

It is generally believed that consolidation of the American banking system will continue until all that is left are four or five national banks and thousands of tiny community banks. However, new species of banks are finding niches for themselves and will compete very effectively against the victorious megabanks like Bank of America, Wachovia, Wells Fargo and U.S. Bancorp. Outside the U.S., the Australian banks are modestly cheaper than, for example, Canadian banks, yet have better earnings quality and much higher yields. Australian banks are showing earnings per share growth due to better volume growth, no capital markets exposure and somewhat better expense control.

Among the trust banks, the thesis remains the same. Balance sheet leverage to rising rates should ultimately breed strong earnings per share growth and operating leverage. While we don't expect expense pressures to abate, the recovery in net interest revenues creates a significant cushion looking forward.

The brokerage group trades at a discount to fundamental value and we have a positive bias. In addition to some potential for price-to-book valuation expansion, book value should continue to grow at mid-to-high-teen rates per year, suggesting solid return potential over the next year.

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Australia                                                   5.1%
-------------------------------------------------------------------
Canada                                                      1.9
-------------------------------------------------------------------
Germany                                                     1.2
-------------------------------------------------------------------
Italy                                                       2.4
-------------------------------------------------------------------
Japan                                                       3.1
-------------------------------------------------------------------
Panama                                                      1.7
-------------------------------------------------------------------
Spain                                                       4.8
-------------------------------------------------------------------
Sweden                                                      2.6
-------------------------------------------------------------------
Switzerland                                                 4.7
-------------------------------------------------------------------
United Kingdom                                             11.5
-------------------------------------------------------------------
United States                                              67.3
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,019.50         $ 8.38
Hypothetical @              $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,016.80         $11.91
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,015.80         $11.91
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,022.30         $ 6.10
Hypothetical @              $1,000      $1,019.10         $ 6.09
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Global Health Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                        CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/1/00 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                        GOLDMAN SACHS HEALTH CARE
                                                   GLOBAL HEALTH FUND             S&P 500 INDEX                   INDEX
                                                   ------------------             -------------         -------------------------
5/01/00                                                    9450                       10000                       10000
                                                           9620                        9795                       10274
                                                          11323                       10036                       11392
                                                          11503                        9879                       11007
                                                          12118                       10493                       11404
                                                          12923                        9939                       11907
10/00                                                     13112                        9897                       12194
                                                          13463                        9117                       12366
                                                          13965                        9162                       12814
                                                          13168                        9487                       11631
                                                          13128                        8623                       11576
                                                          12321                        8077                       10544
                                                          12980                        8704                       11004
                                                          13590                        8762                       11246
                                                          13678                        8549                       10963
                                                          13599                        8465                       11263
                                                          13392                        7936                       10975
                                                          12958                        7296                       10889
10/01                                                     13264                        7435                       10905
                                                          13987                        8006                       11488
                                                          14168                        8076                       11271
                                                          13765                        7958                       10969
                                                          13816                        7804                       10914
                                                          14188                        8098                       11051
                                                          13705                        7607                       10360
                                                          13283                        7551                       10158
                                                          12077                        7014                        9192
                                                          11756                        6467                        8991
                                                          11524                        6509                        9055
                                                          10831                        5803                        8572
10/02                                                     11485                        6313                        8969
                                                          12273                        6684                        9220
                                                          11674                        6292                        8901
                                                          11499                        6127                        8906
                                                          11117                        6035                        8752
                                                          11230                        6094                        9018
                                                          12211                        6595                        9434
                                                          13409                        6942                        9873
                                                          13718                        7031                       10297
                                                          13770                        7155                       10337
                                                          13637                        7295                       10111
                                                          13946                        7217                       10126
10/03                                                     14246                        7625                       10225
                                                          14594                        7692                       10410
                                                          15309                        8095                       10966
                                                          15880                        8244                       11288
                                                          15983                        8359                       11443
                                                          15807                        8233                       11112
                                                          15953                        8103                       11508
                                                          15870                        8214                       11493
                                                          16067                        8374                       11491
                                                          15205                        8096                       10773
                                                          15361                        8129                       10905
                                                          15526                        8217                       10876
10/04                                                     15558                        8342                       10622

    --- GLOBAL HEALTH FUND                     -- GOLDMAN SACHS HEALTH CARE INDEX
        $9,450  starting value                     $10,000 starting value
        $15,558 ending value                       $10,622 ending value

    --- S & P 500 INDEX
        $10,000 starting value
        $8,342  ending value

S & P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS HEALTH CARE INDEX is an unmanaged index designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospitalization facilities, health care management organizations and continuing care services.
AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                   INCEPTION DATE   1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Global Health A#      5/1/2000      9.21%        11.71%
-----------------------------------------------------------------
Global Health A##     5/1/2000      3.23%        10.32%
-----------------------------------------------------------------
Global Health B#      5/1/2000      8.49%        10.90%
-----------------------------------------------------------------
Global Health B##     5/1/2000      3.49%        10.59%
-----------------------------------------------------------------
Global Health C#      5/1/2000      8.49%        10.91%
-----------------------------------------------------------------
Global Health C##     5/1/2000      6.41%        10.66%
-----------------------------------------------------------------
Global Health Y#      5/1/2000      9.88%        12.37%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT TEAM

JOSEPH H. SCHWARTZ, CFA
Senior Vice President, Partner, Portfolio
Coordinator, Global Industry Analyst

ROBERT L. DERESIEWICZ
Vice President, Global Industry Analyst

ANN C. GALLO
Senior Vice President, Partner,
Global Industry Analyst

JEAN M. HYNES, CFA
Senior Vice President, Partner,
Global Industry Analyst

KIRK J. MAYER, CFA
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Health Fund Class A, before sales charge, returned 9.21% for the twelve-month period ended October 31, 2004. The Fund outperformed the Goldman Sachs Health Care Index, which returned 3.88%, and the Lipper Health and Biotechnology Mutual Fund Average, which returned 5.93% over the period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund outperformed the Goldman Sachs Health Care Index due to strong stock selection in Pharmaceuticals, a sub-sector that accounted for roughly half of the Fund's assets. Irish drug company Elan was the top contributor relative to the Index, and the largest contributor of absolute Fund returns. Elan shares were up dramatically due to promising data for its multiple sclerosis drug Antegren. Our avoidance of Merck, comprising a large weighting in the benchmark, also helped our relative outperformance. Merck shares plummeted after the company pulled its rheumatoid arthritis drug, Vioxx, after a study found increased risk of heart problems from prolonged use.

Strong relative results in the areas mentioned above were offset somewhat by stock selection in the Biotechnology and Health Care Providers & Services sub-sectors. Individual holdings that detracted from absolute results included drug distributors Cardinal Health and McKesson. We sold our position in Cardinal Health prior to the end of the period. AstraZeneca, an international pharmaceutical company, was also weak, driven mainly by a negative FDA panel review of its pipeline product, Exanta. Overall, we believe that fundamentals will continue to drive valuations upward.

WHAT IS THE OUTLOOK?

Driven by the combination of escalating drug costs and the passage of the Medicare Drug Benefit in 2003, the U.S. government will have a much greater influence over pharmaceutical prices over the next five years. The government will begin paying prescription drug subsidies in 2006. Price competi-

--------------------------------------------------------------------------------

tion will occur in competitive categories without differentiation. The weak pricing environment has been reflected in the stocks. Many companies believe that slowing prescription trends have been impacted by increases in insurance co-pays impacting consumer behavior.

Smaller capitalization stocks have outperformed larger capitalization stocks and valuations are now at fair comparison levels. Currency has aided non-U.S. companies, placing their attractiveness in line with U.S. companies. Given this valuation parity, our turnover has declined from the levels of early to mid 2003. We expect the outlook for health care equities to be challenging but we will continue to position the Fund in a positive and diversified way.

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
France                                                      3.0%
-------------------------------------------------------------------
Germany                                                     1.8
-------------------------------------------------------------------
Ireland                                                     3.2
-------------------------------------------------------------------
Japan                                                       9.9
-------------------------------------------------------------------
Sweden                                                      0.4
-------------------------------------------------------------------
Switzerland                                                 4.2
-------------------------------------------------------------------
United Kingdom                                              5.1
-------------------------------------------------------------------
United States                                              82.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $  975.30         $ 8.19
Hypothetical @              $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  971.80         $11.65
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  971.90         $11.95
Hypothetical @              $1,000      $1,013.02         $12.19
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $  978.40         $ 5.47
Hypothetical @              $1,000      $1,019.61         $ 5.58
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.41% and 1.10% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Global Leaders Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         GROWTH
                                                                         OF
                                                                        CAPITAL.

PERFORMANCE OVERVIEW(2) 9/30/98 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    GLOBAL LEADERS FUND                  MSCI WORLD INDEX
                                                                    -------------------                  ----------------
9/30/98                                                                     9450                              10000
10/98                                                                      10697                              10906
                                                                           11482                              11556
                                                                           12320                              12122
                                                                           12932                              12389
                                                                           12572                              12061
                                                                           13176                              12565
                                                                           13478                              13062
                                                                           13011                              12587
                                                                           13878                              13176
                                                                           14072                              13138
                                                                           13995                              13117
                                                                           13800                              12991
10/99                                                                      14697                              13668
                                                                           15775                              14054
                                                                           18196                              15194
                                                                           17481                              14325
                                                                           19461                              14367
                                                                           19393                              15361
                                                                           18472                              14713
                                                                           17962                              14342
                                                                           18766                              14827
                                                                           18135                              14411
                                                                           19149                              14883
                                                                           18341                              14092
10/00                                                                      17287                              13858
                                                                           16263                              13019
                                                                           16870                              13231
                                                                           16870                              13488
                                                                           15319                              12349
                                                                           14265                              11540
                                                                           15370                              12397
                                                                           15052                              12243
                                                                           14764                              11861
                                                                           14395                              11704
                                                                           13598                              11145
                                                                           12412                              10164
10/01                                                                      12781                              10360
                                                                           13876                              10975
                                                                           13945                              11045
                                                                           13487                              10711
                                                                           13387                              10620
                                                                           13815                              11092
                                                                           13347                              10720
                                                                           13616                              10745
                                                                           12760                              10095
                                                                           11674                               9245
                                                                           11555                               9264
                                                                           10201                               8247
10/02                                                                      11167                               8857
                                                                           12153                               9337
                                                                           11087                               8886
                                                                           10838                               8617
                                                                           10578                               8470
                                                                           10429                               8447
                                                                           11595                               9201
                                                                           12292                               9732
                                                                           12581                               9904
                                                                           12891                              10108
                                                                           13249                              10328
                                                                           12890                              10393
10/03                                                                      13906                              11011
                                                                           14234                              11182
                                                                           14951                              11886
                                                                           15528                              12080
                                                                           16066                              12287
                                                                           16355                              12210
                                                                           15727                              11967
                                                                           15936                              12075
                                                                           16475                              12337
                                                                           15180                              11937
                                                                           15090                              11995
                                                                           15857                              12225
10/04                                                                      16424                              12527

    --- GLOBAL LEADERS FUND                    --- MSCI WORLD INDEX
        $9,450  starting value                     $10,000 starting value
        $16,424 ending value                       $12,527 ending value

MSCI WORLD INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of 23 developed country global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                    INCEPTION                        SINCE
                      DATE      1 YEAR   5 YEARS   INCEPTION
-----------------------------------------------------------------
Global Leaders A#   9/30/1998   18.12%    2.25%      9.50%
-----------------------------------------------------------------
Global Leaders A##  9/30/1998   11.65%    1.10%      8.50%
-----------------------------------------------------------------
Global Leaders B#   9/30/1998   17.25%    1.51%      8.71%
-----------------------------------------------------------------
Global Leaders B##  9/30/1998   12.25%    1.13%      8.71%
-----------------------------------------------------------------
Global Leaders C#   9/30/1998   17.42%    1.59%      8.79%
-----------------------------------------------------------------
Global Leaders C##  9/30/1998   15.25%    1.39%      8.61%
-----------------------------------------------------------------
Global Leaders Y#   9/30/1998   18.97%    2.85%     10.11%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Leaders Fund Class A, before sales charge, returned 18.12% for the twelve-month period ended October 31, 2004. The Fund outperformed the MSCI World benchmark return of 13.76% and the Lipper Global Large Cap Growth Funds Average return of 10.71%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, global equity markets, as measured by the MSCI World Index, modestly outperformed U.S. equity markets, as measured by the S&P 500 Index. The advance of global markets was disparate, with value-oriented sectors of the MSCI World Index, such as Energy, Utilities, Telecommunications, Industrials and Materials, achieving returns ranging from 18 to 42%. The returns of more growth-oriented sectors, such as Health Care, Consumer Discretionary, and Consumer Staples, were much lower, with the Information Technology sector recording the worst return at -2.0%.

We do not manage the Fund according to country weights but, instead, focus mainly on sector and stock weights. Our outperformance versus the benchmark was primarily driven by strong stock selection within the Health Care and Information Technology sectors. The five largest contributors to the Fund's absolute returns were all from these two sectors. The two largest contributors were Irish biotech company Elan, and Canadian technology hardware company, Research in Motion. Research in Motion, which produces the wildly successful Blackberry device, is an example of how we are able to take advantage of price moves that are not based on the fundamentals. During the summer, the stock fell although there was no change in the outlook for the company. We took advantage of this disparity and added to our position. The stock price has subsequently risen dramatically.

Relative performance was offset somewhat by the Fund's stock selection in Energy and Industrials. The three largest detractors from absolute returns were Alcatel, Munich Re and Samsung Electronics. Alcatel, the French communications and energy infrastructure company, dramatically underperformed since reporting weak second quarter results, largely upon disappointment with cost cutting efforts. We continued to hold the stock as of the end of the period as the price has rebounded. Samsung Electronics is a world class electronics company. However, it is fighting price declines and oversupply in almost all of its businesses. As a result, we sold the stock.

WHAT IS THE OUTLOOK?

We continue to be positioned for economic growth and are beginning to see many of the trends play out in stock price performance. Our focus will remain on intense bottom-up research, stock and sector selection. Our large weights in the Consumer Discretionary and Information Technology sectors, some of the strongest representatives of growth, are a result of our bottom-up research and stock analysis.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.6%
-------------------------------------------------------------------
Capital Goods                                               6.4
-------------------------------------------------------------------
Consumer Cyclical                                          16.4
-------------------------------------------------------------------
Consumer Staples                                            2.6
-------------------------------------------------------------------
Energy                                                      6.6
-------------------------------------------------------------------
Finance                                                    30.7
-------------------------------------------------------------------
Health Care                                                 9.7
-------------------------------------------------------------------
Services                                                    8.0
-------------------------------------------------------------------
Technology                                                 34.2
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Other Assets & Liabilities                                -19.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Canada                                                      6.0%
-------------------------------------------------------------------
Finland                                                     2.0
-------------------------------------------------------------------
France                                                      5.2
-------------------------------------------------------------------
Germany                                                     3.8
-------------------------------------------------------------------
Hong Kong                                                   3.4
-------------------------------------------------------------------
India                                                       1.8
-------------------------------------------------------------------
Indonesia                                                   0.5
-------------------------------------------------------------------
Ireland                                                     5.7
-------------------------------------------------------------------
Italy                                                       0.9
-------------------------------------------------------------------
Japan                                                       4.5
-------------------------------------------------------------------
Luxembourg                                                  0.6
-------------------------------------------------------------------
Mexico                                                      0.4
-------------------------------------------------------------------
Netherlands                                                 2.3
-------------------------------------------------------------------
Russia                                                      2.3
-------------------------------------------------------------------
South Korea                                                 2.2
-------------------------------------------------------------------
Spain                                                       1.0
-------------------------------------------------------------------
Sweden                                                      1.9
-------------------------------------------------------------------
Switzerland                                                 0.9
-------------------------------------------------------------------
United Kingdom                                             15.1
-------------------------------------------------------------------
United States                                              58.8
-------------------------------------------------------------------
Other Assets & Liabilities                                -19.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,044.30         $ 8.74
Hypothetical @              $1,000      $1,016.59         $ 8.62
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,040.20         $12.56
Hypothetical @              $1,000      $1,012.82         $12.40
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,041.40         $12.01
Hypothetical @              $1,000      $1,013.37         $11.84
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,048.60         $ 4.84
Hypothetical @              $1,000      $1,020.41         $ 4.77
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.70%, 2.45%, 2.34% and 0.94% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Global Technology Fund

(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/1/00 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                            GOLDMAN SACHS TECHNOLOGY
                                                 GLOBAL TECHNOLOGY FUND          COMPOSITE INDEX             S & P 500 INDEX
                                                 ----------------------     ------------------------         ---------------
5/1/00                                                     9450                       10000                       10000
                                                           8512                        8780                        9795
                                                           9812                        9860                       10036
                                                           9180                        9400                        9879
                                                          10425                       10623                       10493
                                                           8929                        8902                        9939
10/00                                                      8102                        8230                        9897
                                                           6146                        6346                        9117
                                                           5930                        5802                        9162
                                                           6868                        6754                        9487
                                                           5367                        4882                        8623
                                                           4626                        4204                        8077
                                                           5479                        5006                        8704
                                                           5217                        4807                        8762
                                                           5301                        4819                        8549
                                                           4954                        4476                        8465
                                                           4194                        3893                        7936
                                                           3265                        3106                        7296
10/01                                                      3762                        3605                        7435
                                                           4429                        4219                        8006
                                                           4588                        4144                        8076
                                                           4541                        4140                        7958
                                                           3978                        3587                        7804
                                                           4279                        3842                        8098
                                                           3763                        3372                        7607
                                                           3547                        3234                        7551
                                                           3181                        2777                        7014
                                                           2862                        2496                        6467
                                                           2824                        2463                        6509
                                                           2308                        2024                        5803
10/02                                                      2796                        2466                        6313
                                                           3284                        2897                        6684
                                                           2824                        2470                        6292
                                                           2871                        2448                        6127
                                                           2862                        2491                        6035
                                                           2852                        2463                        6094
                                                           3162                        2720                        6595
                                                           3509                        3024                        6942
                                                           3547                        3016                        7031
                                                           3744                        3189                        7155
                                                           3988                        3410                        7295
                                                           3941                        3360                        7217
10/03                                                      4391                        3688                        7625
                                                           4476                        3759                        7692
                                                           4523                        3817                        8095
                                                           4701                        3996                        8244
                                                           4645                        3883                        8359
                                                           4513                        3776                        8233
                                                           4204                        3556                        8103
                                                           4485                        3753                        8214
                                                           4579                        3846                        8374
                                                           4063                        3481                        8096
                                                           3791                        3308                        8129
                                                           3960                        3422                        8217
10/04                                                      4147                        3604                        8342

    --- GLOBAL TECHNOLOGY FUND             --- GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX
        $9,450 starting value                  $10,000 starting value
        $4,147 ending value                    $3,604  ending value

    -- S & P 500 INDEX
        $10,000 starting value
        $8,342  ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

GOLDMAN SACHS TECHNOLOGY COMPOSITE INDEX is an unmanaged index designed to measure performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                 INCEPTION DATE   1 YEAR    SINCE INCEPTION
----------------------------------------------------------------
Global Tech A#      5/1/2000       -5.56%       -16.72%
----------------------------------------------------------------
Global Tech A##     5/1/2000      -10.71%       -17.76%
----------------------------------------------------------------
Global Tech B#      5/1/2000       -6.14%       -17.32%
----------------------------------------------------------------
Global Tech B##     5/1/2000      -10.83%       -17.68%
----------------------------------------------------------------
Global Tech C#      5/1/2000       -6.14%       -17.32%
----------------------------------------------------------------
Global Tech C##     5/1/2000       -8.08%       -17.50%
----------------------------------------------------------------
Global Tech Y#      5/1/2000       -5.05%       -16.35%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGEMENT TEAM

SCOTT E. SIMPSON
Senior Vice President, Partner, Portfolio Coordinator, Global Industry Analyst

JOHN F. AVERILL, CFA
Senior Vice President, Partner, Global Industry Analyst

BRUCE L. GLAZER
Vice President, Global Industry Analyst

ANITA M. KILLIAN, CFA
Vice President, Global Industry Analyst

ERIC STROMQUIST
Senior Vice President, Partner, Global Industry Analyst

VIKRAM MURTHY
Vice President, Global Industry Analyst

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Global Technology Fund Class A, before sales charge, declined 5.56% for the twelve-month period ended October 31, 2004. The Fund underperformed the Goldman Sachs Technology Index, which fell 2.28%, and the Lipper Science and Technology Mutual Fund Average, which declined 3.14% over the period.

WHY DID THE FUND PERFORM THIS WAY?

Worried about decelerating corporate spending, economic growth and the impact of higher oil prices, investors became increasingly risk-averse throughout the period. The Technology sector saw a number of corrections, which brought many stocks down to attractive valuations.

The Fund's negative returns and underperformance relative to the Goldman Sachs Technology Composite Index were driven primarily by its weight in Semiconductors & Semiconductor Equipment. Semiconductor shares struggled as the pace of demand slowed and inventories started to build up. We attribute the supply-chain inventory reversal to buyers' growing fears of an economic slowdown combined with fresh memories of the bubble cycle's excesses, rather than to fundamental imbalances.

In terms of individual names, our position in disk drive manufacturer Maxtor (Technology Hardware & Equipment) was the largest detractor from absolute and relative returns; we no longer held the stock as of the end of the period. Absolute returns, and performance relative to the Index, were helped by Internet Software & Services holdings. Yahoo! and VeriSign were top contributors to absolute returns. Yahoo! continues to benefit from the strength of paid search and the double-digit growth rate of online advertising.

WHAT IS THE OUTLOOK?

Beyond the fears about the sustainability of the corporate IT spending recovery, many Technology stocks are trading at

--------------------------------------------------------------------------------

reasonable prices after this year's corrections and offer attractive upside opportunities for the patient investor.

Our outlook for the handset industry continues to improve with several manufacturers including Motorola and Nokia launching new products. Internet stocks continue to benefit from the significant growth of online advertising. The rapid adoption of open-source software and database technology is another important trend. We expect the "commoditization" of many software technologies over the next few years as the open-source community develops viable low-cost alternatives. As a result, stock selection is becoming even more critical than in the past.

For semiconductors, 2005 is now likely to be a low growth year, since supply chain inventories are never restocked immediately after being disgorged. 2006 should prove much stronger unless there is a recession or unless semiconductor capacity spending is cut. For now, we are focusing selectively on semiconductor stocks that show the greatest upside by having corrected furthest without exhibiting secular fundamental deterioration.

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Canada                                                      1.0%
-------------------------------------------------------------------
Finland                                                     3.8
-------------------------------------------------------------------
Netherlands                                                 2.2
-------------------------------------------------------------------
Switzerland                                                 2.0
-------------------------------------------------------------------
United States                                              92.5
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $  986.60         $ 8.24
Hypothetical @              $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  983.90         $11.72
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  983.90         $11.87
Hypothetical @              $1,000      $1,013.17         $12.04
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $  989.00         $ 5.75
Hypothetical @              $1,000      $1,019.36         $ 5.84
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.38% and 1.15% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Growth Allocation Fund
(advised by Hartford Investment Financial Services, LLC)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 5/28/04 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                          LEHMAN BROTHERS U.S.
                                                 GROWTH ALLOCATION FUND           S&P 500 INDEX           AGGREGATE BOND INDEX
                                                 ----------------------           -------------           --------------------
5/28/04                                                   9450                        10000                       10000
6/04                                                      9611                        10194                       10057
7/04                                                      9337                         9857                       10157
8/04                                                      9346                         9896                       10351
9/04                                                      9601                        10003                       10379
10/04                                                     9790                        10156                       10467

    --- GROWTH ALLOCATION FUND     -- LEHMAN BROTHERS U.S. AGGREGATE  --- S&P 500 INDEX
        $9,450  starting value         BOND INDEX                         $10,000 starting value
        $9,790 ending value            $10,000 starting value             $10,156 ending value
                                       $10,467 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                       INCEPTION     SINCE
                         DATE      INCEPTION
-------------------------------------------------
Growth Allocation A#   5/28/2004     3.60%
-------------------------------------------------
Growth Allocation A##  5/28/2004    -2.08%
-------------------------------------------------
Growth Allocation B#   5/28/2004     3.40%
-------------------------------------------------
Growth Allocation B##  5/28/2004    -1.60%
-------------------------------------------------
Growth Allocation C#   5/28/2004     3.30%
-------------------------------------------------
Growth Allocation C##  5/28/2004     1.27%
-------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B and C shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, since inception of May 28, 2004, The Hartford Growth Allocation Fund Class A placed in the 1st quartile with a total return, before sales charge, of 3.60%, versus a return of 1.28% for the Lipper Mid-Cap Core Funds and 1.56% for the S&P 500 Index and 4.65% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

Within the S&P 500, energy was the top performer, followed by utilities and telecommunication services. Health care was the laggard in the S&P 500, followed by consumer staples and information technology. The equity component of the Fund is structured around five equity indices. Since inception of the Fund, the MSCI EAFE at 5.62% was the top performer, followed by the S&P 500/Barra Value at 4.79%, Russell 2000 at 3.23%, S&P Midcap 400 at 1.73% and S&P 500/Barra Growth at -1.65%. The Fund benefited from value within its large cap equity allocations. The Fund also benefited, relative to the benchmark, from its allocations within the international, mid-cap and small cap sectors. None of those sectors are represented in the S&P 500.

Yields fell, with the 10 year Treasury note yield falling 62 basis points to 4.03% and the 5 year Treasury note yield falling 51 basis points to 3.28%. The Fund's duration is targeted to be less than the Lehman Aggregate based on the risk preferences of the Fund and in anticipation of rising rates. For the period, short duration positioning detracted from overall performance.

Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, corporates were the top performer, while asset-backed securities were the worst. The fixed income component of the Fund is structured around five fixed income indices. For the period, the Lehman Brothers High Yield Index was the top performer at 8.27%, followed by the Lehman Brothers U.S. TIPS Index at 4.92%, Lehman Brothers U.S. Aggregate Index at 4.65%, Lehman Brothers 1-3 Year Government at 1.41% and Merrill Lynch 3-Month U.S. Treasury Bill Index at 0.57%. The Fund benefited, relative to the Index, from its allocation to the high yield and Treasury Inflation Protected Securities (TIPS) asset classes. The Fund's benchmark does not hold any TIPS or high yield securities. Allocations to cash securities contributed the least the portfolio.

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy pace and the October payroll survey indicated that the labor market may have finally gained traction. We therefore expect that growth for the rest of the year will be firm as continued job creation leads to higher income and spending. However, recent economic data is not

--------------------------------------------------------------------------------

conclusive, and there are mixed signals in the business and consumer sector.

Corporate earnings growth is still healthy, but has recently slowed from very high levels. Business investments continue to increase. We expect that business investments will pick up further as the recovery continues, which should lead to higher job creation. Inventory levels are low, signaling that the expansion has momentum. In light of our view of a robust economy, stronger corporate balance sheets and increasing inflation, we expect domestic equity markets to perform well. Additionally, we expect the Fund's international exposure to benefit from overseas growth.

The allocations to TIPS and high yield should continue to perform well given our view of economic growth, stronger corporate earnings and increasing inflation. We believe the Federal Reserve will continue to raise rates and we are anticipating slightly higher rates in the coming three to six months. Our outlook is for short Treasury rates to rise more than longer Treasury rates and a flatter yield curve to ensue.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2004

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford Capital Appreciation Fund, Class Y                 6.9%
-------------------------------------------------------------------
Hartford Disciplined Equity Fund, Class Y                  10.7
-------------------------------------------------------------------
Hartford Dividend and Growth Fund, Class Y                  4.9
-------------------------------------------------------------------
Hartford Global Leaders Fund, Class Y                      11.7
-------------------------------------------------------------------
Hartford Growth Fund, Class Y                               7.8
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                       6.8
-------------------------------------------------------------------
Hartford International Capital Appreciation Fund,
  Class Y                                                  11.7
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                       2.9
-------------------------------------------------------------------
Hartford Small Company Fund, Class Y                        4.9
-------------------------------------------------------------------
Hartford SmallCap Growth Fund, Class Y                      4.9
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                    9.7
-------------------------------------------------------------------
Hartford Value Fund, Class Y                               11.7
-------------------------------------------------------------------
Hartford Value Opportunities Fund, Class Y                  2.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  2.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2004 (commencement of operations) through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                                                       EXPENSES PAID
                                                      DURING PERIOD **
                                                        MAY 28, 2004
                         BEGINNING        ENDING          THROUGH
                       ACCOUNT VALUE      ACCOUNT       OCTOBER 31,
                        MAY 28, 2004       VALUE            2004
                       (COMMENCEMENT    OCTOBER 31,    (COMMENCEMENT
                       OF OPERATIONS)      2004        OF OPERATIONS)
----------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,036.00         $2.73
Hypothetical @             $1,000        $1,018.00         $2.71
----------------------------------------------------------------------
CLASS B
Actual                     $1,000        $1,034.00         $5.55
Hypothetical @             $1,000        $1,017.00         $5.50
----------------------------------------------------------------------
CLASS C
Actual                     $1,000        $1,033.00         $5.55
Hypothetical @             $1,000        $1,016.50         $5.50
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.63%, 1.28%, and 1.28% for classes A, B, and C, respectively, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the one-half year period).

These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

The Hartford Growth Fund

(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                        GROWTH FUND                 RUSSELL 1000 GROWTH INDEX
                                                                        -----------                 -------------------------
10/31/94                                                                    9450                              10000
                                                                            8991                               9680
                                                                            8956                               9843
                                                                            9019                              10052
                                                                            9273                              10473
                                                                            9587                              10779
                                                                            9608                              11015
                                                                            9905                              11400
                                                                           10617                              11840
                                                                           11167                              12332
                                                                           11236                              12346
                                                                           11249                              12915
10/95                                                                      10990                              12924
                                                                           11350                              13427
                                                                           10887                              13503
                                                                           11200                              13954
                                                                           11439                              14210
                                                                           11571                              14228
                                                                           11869                              14602
                                                                           12192                              15112
                                                                           12123                              15133
                                                                           11386                              14246
                                                                           11614                              14614
                                                                           12526                              15678
10/96                                                                      12654                              15772
                                                                           13338                              16956
                                                                           12908                              16624
                                                                           13488                              17789
                                                                           13177                              17668
                                                                           12483                              16713
                                                                           12950                              17822
                                                                           14176                              19109
                                                                           14726                              19873
                                                                           16066                              21630
                                                                           15629                              20365
                                                                           16359                              21367
10/97                                                                      15857                              20576
                                                                           15749                              21451
                                                                           15980                              21691
                                                                           16172                              22340
                                                                           17328                              24019
                                                                           18286                              24978
                                                                           18350                              25323
                                                                           18052                              24603
                                                                           19102                              26109
                                                                           18776                              25937
                                                                           15874                              22044
                                                                           16980                              23737
10/98                                                                      17827                              25645
                                                                           18864                              27597
                                                                           20716                              30086
                                                                           21704                              31852
                                                                           20898                              30396
                                                                           21972                              31998
                                                                           22299                              32040
                                                                           21838                              31056
                                                                           22836                              33230
                                                                           22462                              32173
                                                                           21886                              32698
                                                                           21493                              32011
10/99                                                                      22970                              34428
                                                                           24111                              36287
                                                                           27898                              40061
                                                                           26985                              38182
                                                                           29834                              40049
                                                                           29651                              42917
                                                                           27094                              40874
                                                                           26266                              38814
                                                                           27252                              41756
                                                                           26826                              40015
                                                                           29042                              43636
                                                                           28653                              39508
10/00                                                                      27508                              37639
                                                                           24946                              32091
                                                                           26517                              31077
                                                                           25306                              33225
                                                                           24124                              27583
                                                                           22552                              24582
                                                                           25205                              27692
                                                                           25277                              27285
                                                                           24499                              26652
                                                                           23749                              25985
                                                                           21759                              23860
                                                                           19841                              21479
10/01                                                                      20519                              22606
                                                                           22429                              24779
                                                                           22645                              24732
                                                                           21967                              24294
                                                                           21347                              23286
                                                                           21996                              24091
                                                                           20237                              22125
                                                                           19818                              21590
                                                                           18015                              19593
                                                                           16818                              18515
                                                                           17035                              18571
                                                                           15679                              16645
10/02                                                                      17164                              18171
                                                                           18145                              19158
                                                                           17035                              17834
                                                                           16659                              17401
                                                                           16371                              17321
                                                                           16919                              17643
                                                                           18347                              18947
                                                                           19241                              19892
                                                                           19688                              20167
                                                                           20006                              20669
                                                                           20424                              21184
                                                                           20366                              20957
10/03                                                                      21910                              22135
                                                                           22198                              22367
                                                                           22588                              23141
                                                                           23323                              23613
                                                                           23583                              23764
                                                                           23482                              23322
                                                                           23179                              23051
                                                                           24145                              23480
                                                                           24650                              23774
                                                                           22775                              22430
                                                                           22227                              22320
                                                                           23179                              22532
10/04                                                                      23352                              22884

    --- GROWTH FUND                            --- RUSSELL 1000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $23,352 ending value                       $22,884 ending value

RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

ANDREW J. SHILLING, CFA
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

            INCEPTION                                  SINCE
               DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
-------------------------------------------------------------------
Growth A#     6/8/1949    6.58%    0.33%    9.47%     11.16%
-------------------------------------------------------------------
Growth A##    6/8/1949    0.75%   -0.80%    8.85%     11.04%
-------------------------------------------------------------------
Growth B#   11/14/1994    5.77%   -0.38%    NA*        NA*
-------------------------------------------------------------------
Growth B##  11/14/1994    0.77%   -0.64%    NA*        NA*
-------------------------------------------------------------------
Growth C#   11/14/1994    5.84%   -0.37%     NA        8.83%
-------------------------------------------------------------------
Growth C##  11/14/1994    3.78%   -0.78%     NA        8.73%
-------------------------------------------------------------------
Growth H#   11/14/1994    6.19%   -0.27%    NA*        NA*
-------------------------------------------------------------------
Growth H##  11/14/1994    2.19%   -0.53%    NA*        NA*
-------------------------------------------------------------------
Growth L#     6/8/1949    6.95%    0.49%    9.56%     11.19%
-------------------------------------------------------------------
Growth L##    6/8/1949    1.87%   -0.48%    9.02%     11.09%
-------------------------------------------------------------------
Growth M#   11/14/1994    6.20%   -0.27%    NA*        NA*
-------------------------------------------------------------------
Growth M##  11/14/1994    2.20%   -0.53%    NA*        NA*
-------------------------------------------------------------------
Growth N#   11/14/1994    6.20%   -0.27%     NA        8.88%
-------------------------------------------------------------------
Growth N##  11/14/1994    5.20%   -0.27%     NA        8.88%
-------------------------------------------------------------------
Growth Y#    2/19/2002    7.25%     NA       NA        3.62%
-------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, H, L, M, N and Y shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Fund Class A, before sales charge, returned 6.58% for the twelve-month period ended October 31, 2004. The Fund outperformed the Russell 1000 Growth benchmark return of 3.38% and the Lipper Large Cap Growth Funds Average return of 2.67%. These results were achieved against a backdrop of underperformance for growth investing. The Russell 1000 Growth's 3.4% return was well below the 15.5% posted by the Russell 1000 Value, a bias that was repeated across all capitalization ranges.

WHY DID THE FUND PERFORM THIS WAY?

The twelve months ended October 31, 2004, the market was subject to significant volatility. Late 2003 and early 2004 saw strong equity market returns driven by a strengthening economy, robust corporate profits, and improved investor sentiment. Stocks peaked in February, then entered a trading range before moving down in July and August. The summer weakness was a result of investor focus on several concerns: a softening economy, uncertainty over presidential elections, continued violence in Iraq, and worries of potential terrorist strikes during the political conventions or the Olympics. By fall, many of these worries had been mitigated. The economy seemed to be moving forward despite record high oil prices and America remained free of terrorist attacks. This benign news powered another rise in September, resulting in positive performance for the twelve month period.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. Despite the negative return for benchmark Technology stocks, the Fund's Technology holdings were strongly additive to returns. Wireless handheld device maker Research In Motion continued to appreciate, most recently on the introduction of an appealing new messaging and communication device and a software agreement with cell phone giant Nokia. Internet media company Yahoo! also boosted results on favorable trends for online advertising and paid search, while online auctioneer eBay, a Consumer Discretionary stock, rose on strong international growth and accelerating PayPal metrics. In the Financials sector, mortgage lender Countrywide Financial continued to benefit from favorable mortgage rates.

--------------------------------------------------------------------------------

On the negative side, semiconductor manufacturer KLA-Tencor fell on concerns about excess industry capacity. Business technology outsourcing software firm Mercury Interactive announced worse-than-expected earnings and guidance in the third quarter, creating downward pressure on the stock. In Health Care, drug distributor Cardinal Health was hurt by an investigation of accounting practices. We exited the stock as the investigation continues and we see signs of emerging weakness in Cardinal's non-distribution businesses. Another Health Care stock, drug firm Astra Zeneca, was impacted by FDA concerns about negative side effects of a new blood thinning drug.

WHAT IS THE OUTLOOK?

Though we believe that the economy will exhibit moderate growth over the intermediate term, we are somewhat challenged to aptly forecast the near-term macroeconomic environment. On the one hand, GDP was recently revised upward, manufacturing indicators continue to show strength, and interest rates are relatively low. On the other hand, employment growth remains somewhat sluggish, the Federal Reserve continues to raise short-term interest rates, and oil prices remain high. Elevated energy prices, particularly if they persist or rise in the winter months, could serve to restrain corporate spending and/or curtail consumer consumption. In this uncertain environment, we continue to emphasize competitively-advantaged, share-gaining industry leaders that should perform well in most economic scenarios.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             1.8%
-------------------------------------------------------------------
Capital Goods                                               1.0
-------------------------------------------------------------------
Consumer Cyclical                                          13.2
-------------------------------------------------------------------
Energy                                                      1.2
-------------------------------------------------------------------
Finance                                                    23.1
-------------------------------------------------------------------
Health Care                                                20.6
-------------------------------------------------------------------
Services                                                   12.5
-------------------------------------------------------------------
Technology                                                 36.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,007.50         $ 7.42
Hypothetical @              $1,000      $1,017.75         $ 7.46
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,004.20         $10.83
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,004.80         $10.23
Hypothetical @              $1,000      $1,014.93         $10.28
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,006.20         $ 9.13
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,009.90         $ 5.36
Hypothetical @              $1,000      $1,019.81         $ 5.38
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,006.20         $ 9.13
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,006.20         $ 9.13
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,011.70         $ 4.15
Hypothetical @              $1,000      $1,021.01         $ 4.17
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.47%, 2.15%, 2.03%, 1.81%, 1.06%, 1.81%, 1.81% and 0.82% for classes A, B, C, H, L, M, N and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Growth Opportunities Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         SHORT-
                                                                         AND
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.

PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                 GROWTH OPPORTUNITIES FUND          RUSSELL 3000 GROWTH INDEX
                                                                 -------------------------          -------------------------
10/31/94                                                                    9450                              10000
                                                                            9128                               9672
                                                                            9312                               9840
                                                                            9184                              10009
                                                                            9428                              10432
                                                                            9706                              10737
                                                                            9655                              10964
                                                                           10107                              11324
                                                                           11051                              11794
                                                                           11762                              12327
                                                                           11908                              12355
                                                                           12291                              12891
10/95                                                                      11871                              12833
                                                                           12054                              13339
                                                                           11686                              13438
                                                                           11906                              13830
                                                                           12430                              14120
                                                                           12345                              14164
                                                                           12962                              14609
                                                                           13321                              15145
                                                                           13097                              15057
                                                                           11917                              14076
                                                                           12395                              14505
                                                                           13529                              15529
10/96                                                                      13575                              15546
                                                                           14220                              16642
                                                                           13693                              16377
                                                                           14380                              17453
                                                                           13579                              17247
                                                                           12634                              16289
                                                                           12756                              17259
                                                                           14173                              18614
                                                                           14760                              19349
                                                                           16253                              20992
                                                                           15743                              19936
                                                                           16578                              20981
10/97                                                                      15848                              20154
                                                                           15717                              20872
                                                                           15574                              21085
                                                                           15338                              21627
                                                                           16704                              23279
                                                                           17554                              24212
                                                                           17663                              24529
                                                                           17238                              23732
                                                                           18159                              25078
                                                                           17247                              24742
                                                                           14076                              20865
                                                                           15177                              22507
10/98                                                                      15891                              24267
                                                                           16491                              26116
                                                                           18529                              28472
                                                                           19105                              30115
                                                                           17627                              28636
                                                                           18555                              30111
                                                                           18567                              30330
                                                                           18075                              29472
                                                                           19393                              31497
                                                                           19354                              30498
                                                                           19694                              30877
                                                                           19783                              30312
10/99                                                                      21210                              32494
                                                                           23674                              34359
                                                                           28473                              38101
                                                                           28094                              36417
                                                                           36351                              38693
                                                                           32965                              40883
                                                                           30155                              38781
                                                                           28308                              36730
                                                                           32610                              39643
                                                                           31583                              37867
                                                                           35878                              41331
                                                                           35909                              37545
10/00                                                                      32791                              35679
                                                                           26489                              30338
                                                                           29462                              29559
                                                                           28941                              31625
                                                                           25212                              26328
                                                                           22413                              23497
                                                                           24528                              26463
                                                                           24313                              26148
                                                                           24262                              25643
                                                                           23690                              24894
                                                                           22086                              22890
                                                                           18674                              20510
10/01                                                                      19624                              21642
                                                                           21596                              23702
                                                                           22359                              23757
                                                                           22122                              23308
                                                                           20790                              22303
                                                                           21885                              23151
                                                                           20801                              21356
                                                                           20532                              20786
                                                                           18230                              18874
                                                                           16444                              17708
                                                                           16052                              17757
                                                                           14772                              15949
10/02                                                                      15804                              17371
                                                                           17239                              18362
                                                                           16001                              17094
                                                                           15784                              16675
                                                                           15567                              16575
                                                                           16001                              16880
                                                                           17456                              18149
                                                                           18808                              19127
                                                                           19355                              19397
                                                                           19541                              19948
                                                                           20419                              20484
                                                                           20150                              20243
10/03                                                                      21936                              21425
                                                                           22669                              21684
                                                                           22979                              22384
                                                                           23681                              22894
                                                                           24021                              23025
                                                                           24197                              22638
                                                                           23474                              22307
                                                                           24372                              22725
                                                                           25085                              23045
                                                                           22958                              21678
                                                                           22648                              21542
                                                                           23867                              21824
10/04                                                                      24249                              22180

    --- GROWTH OPPORTUNITIES FUND              --- RUSSELL 3000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $22,249 ending value                       $22,180 ending value

RUSSELL 3000 GROWTH INDEX is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

MICHAEL T. CARMEN, CFA
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                INCEPTION      1        5      10       SINCE
                   DATE       YEAR    YEAR    YEAR    INCEPTION
--------------------------------------------------------------------
Growth Opp A#    3/31/1963   10.54%   2.71%   9.88%    12.77%
--------------------------------------------------------------------
Growth Opp A##   3/31/1963    4.45%   1.56%   9.26%    12.62%
--------------------------------------------------------------------
Growth Opp B#   11/14/1994    9.84%   2.02%    NA*      NA*
--------------------------------------------------------------------
Growth Opp B##  11/14/1994    4.84%   1.78%    NA*      NA*
--------------------------------------------------------------------
Growth Opp C#   11/14/1994    9.84%   2.02%    NA       9.29%
--------------------------------------------------------------------
Growth Opp C##  11/14/1994    7.74%   1.63%    NA       9.18%
--------------------------------------------------------------------
Growth Opp H#   11/14/1994   10.16%   2.14%    NA*      NA*
--------------------------------------------------------------------
Growth Opp H##  11/14/1994    6.16%   1.89%    NA*      NA*
--------------------------------------------------------------------
Growth Opp L#    3/31/1963   11.00%   2.91%   9.98%    12.79%
--------------------------------------------------------------------
Growth Opp L##   3/31/1963    5.71%   1.91%   9.45%    12.66%
--------------------------------------------------------------------
Growth Opp M#   11/14/1994   10.12%   2.14%    NA*      NA*
--------------------------------------------------------------------
Growth Opp M##  11/14/1994    6.12%   1.89%    NA*      NA*
--------------------------------------------------------------------
Growth Opp N#   11/14/1994   10.12%   2.14%    NA       9.35%
--------------------------------------------------------------------
Growth Opp N##  11/14/1994    9.12%   2.14%    NA       9.35%
--------------------------------------------------------------------
Growth Opp Y#    2/19/2002   11.20%    NA      NA       6.06%
--------------------------------------------------------------------
Growth Opp Z#     3/1/1996   11.23%   3.20%    NA       8.66%
--------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, H, L, M, N, Y and Z shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Growth Opportunities Fund Class A, before sales charge, returned 10.54% for the twelve-month period ended October 31, 2004, outperforming the benchmark Russell 3000 Growth Index, which rose 3.54%. The Fund also outperformed the Lipper Multi-Cap Growth Funds Average, which returned 4.69%. These results were achieved against a backdrop of underperformance for growth investing. The Russell 3000 Growth's 3.5% return was well below the 15.6% posted by the Russell 3000 Value, a bias that was repeated across all capitalization ranges.

WHY DID THE FUND PERFORM THIS WAY?

The twelve months ended October 31, 2004, were subject to significant volatility. Late 2003 and early 2004 saw strong equity market returns driven by a strengthening economy, robust corporate profits, and improved investor sentiment. Stocks peaked in February, then entered a trading range before moving down in July and August. The summer weakness was a result of investor focus on several concerns: a softening economy, uncertainty over presidential elections, continued violence in Iraq, and worries of potential terrorist strikes during the political conventions or the Olympics. By fall, many of these worries had been mitigated. The economy seemed to be moving forward despite record high oil prices and America remained free of terrorist attacks. This benign news powered another rise in September, resulting in positive full-year performance.

The Fund outperformed in this volatile environment by maintaining its focus on stock selection. For the year, the Fund had positive value-added in eight of ten economic sectors. Positions in Technology, Industrials, and Consumer Discretionary stocks were most additive to returns. In Technology, wireless handheld device maker Research In Motion continued to appreciate, most recently on the introduction of an appealing new messaging and communication device and a software agreement with cell phone giant Nokia. Consumer Discretionary stock Techtronic Industries, a maker of rechargeable products including cordless power tools and health care products, also saw a significant advance during the year. In the Industrials sector, corporate strategy consultant Corporate Executive Board posted strong revenue and net income gains as the firm continued to benefit from improving business and spending trends.

--------------------------------------------------------------------------------

Negative results were seen in several areas. Semiconductor firm Broadcom suffered along with many other semiconductor companies on concerns about industry-wide inventory levels. Dobson Communications, a rural wireless carrier based in Oklahoma, fell when the company cut its forecast for subscriber additions and revenue per subscriber. This contributed to reductions in anticipated revenue and earnings growth for 2004. European low fare carrier Ryanair fell early in the period following an adverse ruling by the European Union relating to one of its European airport hubs.

WHAT IS THE OUTLOOK?

As we enter the last quarter of 2004, the macro environment again appears mixed. On one hand, GDP was recently revised upward, manufacturing indicators continue to show strength, and interest rates remain relatively low. On the other hand, oil prices are hovering around $50 per barrel, employment growth remains somewhat sluggish and the Federal Reserve continues to raise short-term interest rates. In addition, questions about the possibility of another terrorist incident and the slowdown in corporate profits create a challenging near-term backdrop for equity investors. In this uncertain environment, we continue to search for stocks that have surprisingly strong earnings profiles and, therefore, should appreciate regardless of any headwinds caused by the market.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.1%
-------------------------------------------------------------------
Capital Goods                                               3.0
-------------------------------------------------------------------
Consumer Cyclical                                          11.6
-------------------------------------------------------------------
Energy                                                      3.6
-------------------------------------------------------------------
Finance                                                    15.3
-------------------------------------------------------------------
Health Care                                                15.5
-------------------------------------------------------------------
Services                                                   15.8
-------------------------------------------------------------------
Technology                                                 32.3
-------------------------------------------------------------------
Transportation                                              4.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -6.8
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,033.00         $ 7.46
Hypothetical @              $1,000      $1,017.80         $ 7.41
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,030.20         $10.97
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,030.20         $10.97
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,031.60         $ 9.24
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,035.80         $ 5.42
Hypothetical @              $1,000      $1,019.81         $ 5.38
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,031.60         $ 9.24
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,031.60         $ 9.24
Hypothetical @              $1,000      $1,016.04         $ 9.17
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,036.60         $ 4.35
Hypothetical @              $1,000      $1,020.86         $ 4.32
----------------------------------------------------------------------
CLASS Z
Actual                      $1,000      $1,036.60         $ 4.15
Hypothetical @              $1,000      $1,021.06         $ 4.12
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.46%, 2.15%, 2.15%, 1.81%, 1.06%, 1.81%, 1.81%, 0.85% and 0.81% for classes A, B, C, H, L,
   M, N, Y and Z, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford High Yield Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         HIGH
                                                                         CURRENT
                                                                         INCOME.
                                                                         GROWTH
                                                                         OF
                                                                         CAPITAL
                                                                         IS A
                                                                       SECONDARY
                                                                      OBJECTIVE.
PERFORMANCE OVERVIEW(2) 9/30/98 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS CORPORATE HIGH
                                                                      HIGH YIELD FUND                      YIELD INDEX
                                                                      ---------------             ------------------------------
9/30/98                                                                     9550                              10000
10/98                                                                       9529                               9795
                                                                            9857                              10201
                                                                            9869                              10213
                                                                           10017                              10364
                                                                           10008                              10303
                                                                           10138                              10401
                                                                           10326                              10602
                                                                           10124                              10459
                                                                           10114                              10437
                                                                           10103                              10479
                                                                           10027                              10363
                                                                            9987                              10288
10/99                                                                      10040                              10220
                                                                           10168                              10341
                                                                           10211                              10457
                                                                           10120                              10412
                                                                           10106                              10431
                                                                           10010                              10212
                                                                           10049                              10229
                                                                            9913                              10123
                                                                           10173                              10330
                                                                           10280                              10408
                                                                           10424                              10479
                                                                           10359                              10388
10/00                                                                      10175                              10056
                                                                            9921                               9657
                                                                           10274                               9844
                                                                           10957                              10581
                                                                           11014                              10722
                                                                           10764                              10469
                                                                           10624                              10339
                                                                           10689                              10525
                                                                           10339                              10230
                                                                           10497                              10381
                                                                           10586                              10503
                                                                            9961                               9797
10/01                                                                      10358                              10039
                                                                           10686                              10406
                                                                           10570                              10363
                                                                           10464                              10436
                                                                           10109                              10290
                                                                           10215                              10538
                                                                           10314                              10702
                                                                           10209                              10646
                                                                            9641                               9862
                                                                            9193                               9431
                                                                            9308                               9700
                                                                            9076                               9572
10/02                                                                       9097                               9489
                                                                            9660                              10077
                                                                            9759                              10218
                                                                           10006                              10558
                                                                           10197                              10688
                                                                           10377                              10996
                                                                           10921                              11648
                                                                           11103                              11768
                                                                           11332                              12107
                                                                           11054                              11974
                                                                           11155                              12112
                                                                           11501                              12442
10/03                                                                      11707                              12694
                                                                           11859                              12886
                                                                           12130                              13178
                                                                           12265                              13429
                                                                           12233                              13396
                                                                           12270                              13487
                                                                           12097                              13395
                                                                           11865                              13169
                                                                           12014                              13357
                                                                           12166                              13539
                                                                           12381                              13804
                                                                           12552                              14004
10/04                                                                      12790                              14258

    --- HIGH YIELD FUND                    --- LEHMAN BROTHERS CORPORATE HIGH YIELD INDEX
        $9,550  starting value                 $10,000 starting value
        $12,790 ending value                   $14,258 ending value

LEHMAN BROTHERS CORPORATE HIGH YIELD INDEX is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                INCEPTION                       SINCE
                  DATE      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
High Yield A#   9/30/1998    9.26%   4.97%      4.92%
------------------------------------------------------------
High Yield A##  9/30/1998    4.39%   4.00%      4.13%
------------------------------------------------------------
High Yield B#   9/30/1998    8.45%   4.23%      4.18%
------------------------------------------------------------
High Yield B##  9/30/1998    3.45%   3.94%      4.18%
------------------------------------------------------------
High Yield C#   9/30/1998    8.54%   4.27%      4.21%
------------------------------------------------------------
High Yield C##  9/30/1998    6.45%   4.06%      4.04%
------------------------------------------------------------
High Yield Y#   9/30/1998    9.72%   5.37%      5.33%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

DAVID HILLMEYER, CFA
Vice President

CHRISTINE MOZONSKI, CFA
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford High Yield Fund Class A placed in the 4th quartile with a total return, before sales charge, of 9.26% versus a return of 11.03% for the Lipper High Current Yield Funds and a return of 12.32% for the Lehman Brothers Corporate High Yield Index.

The primary objective of The Hartford High Yield Fund is to provide high current income by investing in non-investment grade debt securities. Growth of capital is a secondary objective. As of October 31, 2004, the SEC yield for this Fund's class A shares was 5.22%.

WHY DID THE FUND PERFORM THIS WAY?

The high yield market has continued to post solid returns (coming off the second best year in high yield performance) and outperformed many other fixed income asset classes. In 2003 and continuing into 2004 the market rewarded the lowest credits ("CCC"), which negatively impacted the portfolio as the Fund had a weighting to higher rated securities. During the third quarter of 2004, however, this trend reversed itself and higher quality securities outperformed, given their greater correlation to Treasuries. This resulted in improved performance for the Fund. Our holdings in Treasury sensitive issues benefited from this trend.

Within the high yield universe, basic industrials, energy and utilities were top performers, while communications, technology and transportation meaningfully under performed. We maintained an overweight to the capital goods sector, consistent with our view of an improving macro economic environment. We also maintained an overweight to the paper sector (basic industrials), but moved from initially focusing on lumber and wood, which perform well in a low interest rate environment, to pulp and packaging products, which should outperform in a rising interest rate environment. In addition, we were favorable to the lodging industry, given the improvement of both revenues and occupancy numbers due to an increase of business travel.

WHAT IS THE OUTLOOK?

It appears investment grade buyers' interest in high yield continues to support the crossover and high quality end of the market as the search for yield goes unabated. Hedge funds' appetite for the asset class continues to grow and the growth of the high yield derivatives market is resulting in an increase in liquidity.

Companies within the S&P 500 continue to boost their dividends. According to International Strategy and Investment, the S&P Payout Ratio remains at very low levels due to the strong and rapid rise in corporate profits. This suggests that there remains the ability for companies to increase payouts. To this point, year over year percentage increases for dividends for the S&P are approaching 11%. This trend has historically topped out much closer to 14%. Despite analysts initially revising down earnings expectations for the third quarter, actual numbers on average

--------------------------------------------------------------------------------

exceeded expectations. Fourth quarter estimates have also been revised higher from what was originally anticipated at the beginning of the year.

Our outlook for the sector remains positive, and we continue to recommend an over-weight to the high yield market versus other fixed income alternatives, despite the spread tightening that has taken place year-to-date.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                     PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
A                                                          1.0%
-------------------------------------------------------------------
BBB                                                        4.1
-------------------------------------------------------------------
BB                                                        47.1
-------------------------------------------------------------------
B                                                         44.0
-------------------------------------------------------------------
CCC                                                        3.4
-------------------------------------------------------------------
NR                                                         0.3
-------------------------------------------------------------------
TOTAL                                                    100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            15.8%
-------------------------------------------------------------------
Capital Goods                                               4.8
-------------------------------------------------------------------
Consumer Cyclical                                           8.4
-------------------------------------------------------------------
Consumer Staples                                            4.2
-------------------------------------------------------------------
Energy                                                      5.5
-------------------------------------------------------------------
Finance                                                    21.8
-------------------------------------------------------------------
Health Care                                                 3.0
-------------------------------------------------------------------
Services                                                   16.1
-------------------------------------------------------------------
Technology                                                 16.5
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                  12.4
-------------------------------------------------------------------
Other Assets & Liabilities                                 -9.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,057.30         $ 6.72
Hypothetical @              $1,000      $1,018.60         $ 6.60
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,054.50         $10.54
Hypothetical @              $1,000      $1,014.88         $10.33
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,055.20         $ 9.87
Hypothetical @              $1,000      $1,015.53         $ 9.68
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,058.90         $ 4.30
Hypothetical @              $1,000      $1,020.96         $ 4.22
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.30%, 2.04%, 1.91% and 0.83% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Income Allocation Fund
(advised by Hartford Investment Financial Services, LLC)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         CURRENT
                                                                          INCOME
                                                                           AND,
                                                                           AS A
                                                                       SECONDARY
                                                                      OBJECTIVE,
                                                                         CAPITAL
                                                                   PRESERVATION.
PERFORMANCE OVERVIEW(2) 5/28/04 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                INCOME ALLOCATION FUND                       INDEX
                                                                ----------------------        -----------------------------------
5/28/04                                                                  9550                                10000
6/04                                                                     9560                                10057
7/04                                                                     9603                                10157
8/04                                                                     9683                                10351
9/04                                                                     9713                                10379
10/04                                                                    9781                                10466

    --- INCOME ALLOCATION FUND                 -- LEHMAN BROTHERS U.S. AGGREGATE
        $9,450  starting value                     BOND INDEX
        $9,781 ending value                        $10,000 starting value
                                                   $10,466 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Index and Commercial Mortgage-Backed Securities Index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                       INCEPTION DATE   SINCE INCEPTION
------------------------------------------------------------
Income Allocation A#     5/28/2004           2.42%
------------------------------------------------------------
Income Allocation A##    5/28/2004          -2.18%
------------------------------------------------------------
Income Allocation B#     5/28/2004           2.08%
------------------------------------------------------------
Income Allocation B##    5/28/2004          -2.92%
------------------------------------------------------------
Income Allocation C#     5/28/2004           2.08%
------------------------------------------------------------
Income Allocation C##    5/28/2004           0.06%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Senior Vice President

CHRISTOPHER HANLON, CFA
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, since inception at May 28, 2004, The Hartford Income Allocation Fund Class A placed in the 3rd quartile with a total return, before sales charge, of 2.42%, versus a return of 3.72% for the Lipper General Bond Funds and 4.65% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

Since inception of the Fund, yields fell, with the 10 year Treasury note yield falling 62 basis points to 4.03% and the 5 year Treasury note yield falling 51 basis points to 3.28%. The Fund's duration is targeted to be less than the Lehman Aggregate based on the risk preferences of the Fund and in anticipation of rising rates. For the period, short duration positioning detracted from overall performance.

Within the major sectors of the Lehman Brothers U.S. Aggregate Bond Index, corporates were the top performer, while asset-backed securities were the worst. The fixed income component of the Fund is structured around five fixed income indices. For the period, the Lehman Brothers High Yield Index was the top performer at 8.27%, followed by the Lehman Brothers U.S. TIPS Index at 4.92%, Lehman Brothers U.S. Aggregate Index at 4.65%, Lehman Brothers 1-3 Year Government at 1.41% and Merrill Lynch 3-Month U.S. Treasury Bill Index at 0.57%.

The Fund benefited, relative to the Index, from an overweight to high yield bonds and Treasury Inflation Protected Securities (TIPS). The Fund's benchmark does not hold any TIPS or high yield securities. The Fund also maintained a higher allocation to money market securities due to its conservative nature and in anticipation of a rising rate environment. Having a shorter duration negatively impacted performance.

WHAT IS THE OUTLOOK?

The economy continues to expand at a healthy pace and the October payroll survey indicated that the labor market may have finally gained traction. We therefore expect that growth for the rest of the year will be firm as continued job creation leads to higher income and spending. However, recent economic data is not conclusive, and there are mixed signals in the business and consumer sector.

Corporate earnings growth is still healthy, but has recently slowed from very high levels. Business investments continue to increase. We expect that business investments will pick up further as the recovery continues, which again should lead to higher job creation.

--------------------------------------------------------------------------------

Inventory levels are low, signaling that the expansion has momentum.

The Federal Reserve believes that the expansion is on a solid footing, and predicts that growth will be moderate in the near term despite the rise in energy prices. We believe the Federal Reserve will continue to raise rates and we are anticipating slightly higher rates in the coming three to six months. Our outlook is for short-term Treasury rates to rise more than longer-term Treasury rates and a flatter yield curve to ensue.

We anticipate reducing the Fund's money market exposure in favor of higher yielding securities. The allocations to TIPS and high yield should continue to perform well given our view of economic growth, stronger corporate earnings and increasing inflation.

COMPOSITION BY UNDERLYING FUND
as of October 31, 2004

                                                      PERCENTAGE OF
FUND NAME                                              NET ASSETS
-------------------------------------------------------------------
Hartford High Yield Fund, Class Y                          17.2%
-------------------------------------------------------------------
Hartford Inflation Plus Fund, Class Y                      14.3
-------------------------------------------------------------------
Hartford Money Market Fund, Class Y                        17.2
-------------------------------------------------------------------
Hartford Short Duration Fund, Class Y                      26.8
-------------------------------------------------------------------
Hartford Total Return Bond Fund, Class Y                   20.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2004 (commencement of operations) through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                                                       EXPENSES PAID
                                                      DURING PERIOD **
                         BEGINNING        ENDING        MAY 28, 2004
                       ACCOUNT VALUE      ACCOUNT         THROUGH
                        MAY 28, 2004       VALUE      OCTOBER 31, 2004
                       (COMMENCEMENT    OCTOBER 31,    (COMMENCEMENT
                       OF OPERATIONS)      2004        OF OPERATIONS)
----------------------------------------------------------------------
CLASS A
Actual                     $1,000        $1,024.20         $2.42
Hypothetical @             $1,000        $1,012.10         $2.41
----------------------------------------------------------------------
CLASS B
Actual                     $1,000        $1,020.80         $5.43
Hypothetical @             $1,000        $1,010.40         $5.41
----------------------------------------------------------------------
CLASS C
Actual                     $1,000        $1,020.80         $5.43
Hypothetical @             $1,000        $1,010.40         $5.41
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.56%%, 1.26% and 1.26% for classes A, B and C, respectively, multiplied by the average account value over the period, multiplied by 156/366 (to reflect the one-half year period).

These ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. Please refer to your prospectus for details on the expenses that apply to the underlying funds.

The Hartford Income Fund
(subadvised by Hartford Investment Management Company)  INVESTMENT
                                                        OBJECTIVE -- SEEKS TO
                                                        PROVIDE A HIGH LEVEL OF
                                                        CURRENT INCOME. CAPITAL
                                                        APPRECIATION IS A
                                                        SECONDARY OBJECTIVE.
PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                     INCOME FUND                             INDEX
                                                                     -----------              -----------------------------------
10/31/02                                                                 9550                                10000
                                                                         9663                                 9997
                                                                         9821                                10204
                                                                         9885                                10213
                                                                        10046                                10354
                                                                        10100                                10346
                                                                        10316                                10432
                                                                        10461                                10626
                                                                        10542                                10604
                                                                        10195                                10248
                                                                        10274                                10316
                                                                        10564                                10589
10/03                                                                   10581                                10491
                                                                        10637                                10516
                                                                        10805                                10623
                                                                        10896                                10708
                                                                        10996                                10824
                                                                        11082                                10905
                                                                        10790                                10621
                                                                        10693                                11072
                                                                        10771                                10639
                                                                        10899                                10745
                                                                        11110                                10950
                                                                        11172                                10979
10/04                                                                   11306                                11072

    --- INCOME FUND                        --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $11,306 ending value                   $11,072 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

            INCEPTION DATE   1 YEAR   SINCE INCEPTION
----------------------------------------------------------
Income A#     10/31/2002      6.85%        8.80%
----------------------------------------------------------
Income A##    10/31/2002      2.00%        6.33%
----------------------------------------------------------
Income B#     10/31/2002      6.10%        8.03%
----------------------------------------------------------
Income B##    10/31/2002      1.10%        6.17%
----------------------------------------------------------
Income C#     10/31/2002      6.09%        8.13%
----------------------------------------------------------
Income C##    10/31/2002      4.03%        7.60%
----------------------------------------------------------
Income Y#     11/28/2003       NA          6.57%
----------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

EDWARD VAIMBERG
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford Income Fund Class A placed in the 2nd quartile with a total return, before sales charge, of 6.85% versus a return of 6.40% for the Lipper Corporate BBB - Rated Debt Funds and 5.53% for the Lehman Brothers U.S. Aggregate Bond Index.

The primary objective of The Hartford Income Fund is to provide a high level of current income. Capital appreciation is a secondary objective. As of October 31, 2004, the SEC yield for this Fund's Class A share was 3.76%.

WHY DID THE FUND PERFORM THIS WAY?

The past year has seen wide swings in the yield of U.S. Treasury securities amid concerns about the sustainability of U.S. economic growth, as well as the expected timing and pace of increases in U.S. short term interest rates. The yield of the 10 year Treasury note, for example, began the period at 4.3%, fell to 3.7%, rose to over 4.8% and closed the period at 4.0%.

The Fund was positioned for a growing economy over the past year, which benefited performance. The market's major "spread" sectors outperformed U.S. Treasury securities of a similar duration. High yield bonds in particular contributed substantially to total return. This reflected a reduction in concerns relating to terrorism following completion of the political conventions and the Olympics without a grave terrorist incident. In addition, growth remained strong enough to contribute significantly to profitability and improved credit quality. The Fund's yield also benefited from its allocation to Treasury Inflation Protected Securities (TIPS), which passed through increases in inflation resulting from seasonal factors and higher oil prices. During the year we decreased our weighting in residential mortgage backed securities as we felt there were better yields and returns in other sectors, and increased allocations to emerging markets. The increase to emerging markets reflected both market appreciation and a decision to selectively add new issues as opportunities arose.

The Fund's duration was shortened during the year in anticipation of rising interest rates. More recently, the duration has been extended as we sought out opportunities for greater yield as rates began to rise. At a duration of 4.21 years, the Fund is still slightly short the index. Positions were distributed across the yield curve, with an emphasis on the 3-10 year maturities.

WHAT IS THE OUTLOOK?

We continue to expect the economy to grow at a healthy pace. Despite the recent moderation in inflation data, core inflation is likely to continue to be pressured upward, reflecting the increase in pipeline pressures. Further increases in the U.S. Federal Funds rate are expected. The pace and magnitude are likely to be influenced

--------------------------------------------------------------------------------

in part by perceptions of the extent to which the U.S. Federal Reserve is "behind the curve." The Fund has been positioned to benefit from a recovery in the U.S. economy. We will continue to monitor duration closely, as well as the potential for wider spreads in the corporate and other sectors. We continue to expect to have significant positions in corporate bonds, as firms have demonstrated ongoing improvements in free cash flow, liquidity, and other measures of corporate health.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        42.8%
-------------------------------------------------------------------
AA                                                          1.6
-------------------------------------------------------------------
A                                                           7.7
-------------------------------------------------------------------
BBB                                                        20.8
-------------------------------------------------------------------
BB                                                         16.0
-------------------------------------------------------------------
B                                                          10.6
-------------------------------------------------------------------
CCC                                                         0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               2.7
-------------------------------------------------------------------
Consumer Cyclical                                           4.1
-------------------------------------------------------------------
Consumer Staples                                            1.9
-------------------------------------------------------------------
Direct Federal Obligations                                 24.5
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    23.6
-------------------------------------------------------------------
General Obligations                                         0.4
-------------------------------------------------------------------
Health Care                                                 2.0
-------------------------------------------------------------------
Services                                                    6.7
-------------------------------------------------------------------
Technology                                                  8.8
-------------------------------------------------------------------
Transportation                                              1.1
-------------------------------------------------------------------
Utilities                                                   4.5
-------------------------------------------------------------------
U.S. Government Agencies                                    8.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,047.80          $5.15
Hypothetical @              $1,000      $1,020.11          $5.08
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,043.20          $8.73
Hypothetical @              $1,000      $1,016.59          $8.67
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,043.10          $8.73
Hypothetical @              $1,000      $1,016.59          $8.62
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,048.40          $3.60
Hypothetical @              $1,000      $1,021.62          $3.56
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.00%, 1.70%, 1.70% and 0.70% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Inflation Plus Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         A TOTAL
                                                                         RETURN
                                                                         THAT
                                                                         EXCEEDS
                                                                         THE
                                                                         RATE OF
                                                                       INFLATION
                                                                         OVER AN
                                                                        ECONOMIC
                                                                         CYCLE.
PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    INFLATION PLUS FUND          LEHMAN BROTHERS U.S. TIPS INDEX
                                                                    -------------------          -------------------------------
10/31/02                                                                    9550                              10000
                                                                            9527                               9993
                                                                            9841                              10329
                                                                            9889                              10406
                                                                           10244                              10796
                                                                           10082                              10622
                                                                           10036                              10594
                                                                           10507                              11096
                                                                           10406                              10983
                                                                            9920                              10476
                                                                           10071                              10663
                                                                           10389                              11016
10/03                                                                      10411                              11075
                                                                           10410                              11082
                                                                           10499                              11195
                                                                           10608                              11324
                                                                           10841                              11585
                                                                           11002                              11771
                                                                           10487                              11200
                                                                           10627                              11402
                                                                           10620                              11406
                                                                           10706                              11512
                                                                           10975                              11821
                                                                           10988                              11844
10/04                                                                      11077                              11963

    --- INFLATION PLUS FUND                    --- LEHMAN BROTHERS U.S. TIPS INDEX
        $9,550  starting value                     $10,000 starting value
        $11,077 ending value                       $11,963 ending value

LEHMAN BROTHERS U.S. TIPS INDEX represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Inflation Plus A#     10/31/2002     6.39%         7.70%
------------------------------------------------------------------
Inflation Plus A##    10/31/2002     1.61%         5.26%
------------------------------------------------------------------
Inflation Plus B#     10/31/2002     5.65%         7.02%
------------------------------------------------------------------
Inflation Plus B##    10/31/2002     0.65%         5.13%
------------------------------------------------------------------
Inflation Plus C#     10/31/2002     5.74%         7.02%
------------------------------------------------------------------
Inflation Plus C##    10/31/2002     3.68%         6.49%
------------------------------------------------------------------
Inflation Plus Y#     11/28/2003      NA           6.89%
------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
NA Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

WILLIAM DAVISON, CFA
Managing Director

TIMOTHY WILHIDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford Inflation Plus Fund Class A placed in the 4th quartile with a total return, before sales charge, of 6.39%, versus a return of 7.35% for the Lipper Intermediate U.S. Treasury Funds and 6.85% for the Lehman Brothers U.S. TIPS Index.

WHY DID THE FUND PERFORM THIS WAY?

Treasury Inflation Protected Securities (TIPS), as an asset class, have performed well over the past 12 months and have outperformed similar maturity nominal Treasuries. Beginning in the second quarter, the Fund was positioned for a rise in rates in anticipation of an increase in the Fed Funds rate. While this ultimately proved to be the correct strategy, we were premature. In addition, we had expected that real rates would increase once the Fed tightened, but in fact yields fell. Further affecting performance was the soft patch experienced in May through August, when we expected stronger growth. As a result of these circumstances, Fund performance was negatively affected. During the year, the Fund opportunistically added floating rate securities for yield opportunities and as an inflation hedge, ending the year with a 3% allocation. In addition, with the Treasury's new TIPS auctions this past year, the Treasury is working to establish a full maturity curve, similar to what is exists in the nominal market. This offered new opportunities for diversification within the Fund. The Fund has continued to maintain a high weighting to TIPS throughout the year. As of the end of October 2004, the Fund was 96% invested in TIPS.

WHAT IS THE OUTLOOK?

We expect October data will show a modest pickup in economic growth and we believe this will lead the Federal Reserve to continue its tightening of monetary policy. We also expect upcoming year over year increases in the Consumer Price Index to increase from the recent 2.5% to 3% or slightly higher. As a result we look for real and nominal rates to rise somewhat and for the market to increase its inflation forecast as measured by the difference between real and nominal Treasuries. As a result we expect TIPS will continue to experience outperformance.

--------------------------------------------------------------------------------

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        97.2%
-------------------------------------------------------------------
AA                                                          0.5
-------------------------------------------------------------------
A                                                           0.6
-------------------------------------------------------------------
BBB                                                         1.1
-------------------------------------------------------------------
NR                                                          0.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,056.20          $5.17
Hypothetical @              $1,000      $1,020.11          $5.08
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,053.50          $8.78
Hypothetical @              $1,000      $1,016.59          $8.62
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,053.50          $8.78
Hypothetical @              $1,000      $1,016.59          $8.62
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,059.80          $3.37
Hypothetical @              $1,000      $1,021.87          $3.30
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.00%, 1.70%, 1.70% and 0.65% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford International Capital Appreciation Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         CAPITAL
                                                                   APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                 INTERNATIONAL CAP APP FUND                 MSCI EAFE
                                                                 --------------------------                 ---------
4/30/01                                                                     9450                              10000
                                                                            8836                               9655
                                                                            8411                               9264
                                                                            8297                               9096
                                                                            7825                               8868
                                                                            6861                               7971
10/01                                                                       7201                               8175
                                                                            7816                               8477
                                                                            8024                               8528
                                                                            7703                               8076
                                                                            7835                               8133
                                                                            8223                               8616
                                                                            8081                               8639
                                                                            8148                               8756
                                                                            7770                               8411
                                                                            7004                               7582
                                                                            6882                               7566
                                                                            6069                               6756
10/02                                                                       6551                               7120
                                                                            7156                               7443
                                                                            6520                               7194
                                                                            6577                               6894
                                                                            6426                               6736
                                                                            6236                               6609
                                                                            6993                               7265
                                                                            7608                               7711
                                                                            7798                               7902
                                                                            8034                               8095
                                                                            8384                               8291
                                                                            8404                               8548
10/03                                                                       9104                               9082
                                                                            9211                               9285
                                                                            9716                              10011
                                                                           10087                              10153
                                                                           10553                              10390
                                                                           10800                              10452
                                                                           10286                              10224
                                                                           10467                              10256
                                                                           10800                              10498
                                                                           10038                              10158
                                                                           10086                              10205
                                                                           10590                              10473
10/04                                                                      11027                              10831

    --- INTERNATIONAL CAP APP FUND             --- MSCI EAFE
        $9,450  starting value                     $10,000 starting value
        $11,027 ending value                       $10,831 ending value

MSCI EAFE -- the Morgan Stanley Capital International Europe, Australia and Far East Index is a free float-adjusted capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

PORTFOLIO MANAGER

ANDREW S. OFFIT
Senior Vice President, Partner, Portfolio Manager
AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                   INCEPTION DATE   1 YEAR   SINCE INCEPTION
-----------------------------------------------------------------
Int'l Cap App A#     4/30/2001      21.14%        4.49%
-----------------------------------------------------------------
Int'l Cap App A##    4/30/2001      14.48%        2.82%
-----------------------------------------------------------------
Int'l Cap App B#     4/30/2001      20.33%        3.76%
-----------------------------------------------------------------
Int'l Cap App B##    4/30/2001      15.33%        2.97%
-----------------------------------------------------------------
Int'l Cap App C#     4/30/2001      20.33%        3.76%
-----------------------------------------------------------------
Int'l Cap App C##    4/30/2001      18.13%        3.47%
-----------------------------------------------------------------
Int'l Cap App Y#     4/30/2001      21.61%        4.95%
-----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Capital Appreciation Fund Class A, before sales charge, returned 21.14% for the twelve-month period ended October 31, 2004. The Fund outperformed its MSCI EAFE benchmark, which returned 19.27%, as well as the Lipper International Multi Cap Growth Funds Average, which returned 13.15% for the period.

WHY DID THE FUND PERFORM THIS WAY?

During the period, international equity markets, as measured by the MSCI EAFE Index, outperformed U.S. equity markets, as measured by the S&P 500 Index. The advance of international markets was disparate, with the Energy and Utilities sector returns near 40% while the Information Technology sector returned -1%. Value stocks outperformed Growth stocks, both internationally and in the U.S.

We do not manage the Fund according to country weights but, instead, focus mainly on sector and stock weights. Our outperformance versus the benchmark was primarily driven by strong stock selection within the Health Care and Information Technology sectors. Although the return of the Technology sector holdings within the benchmark was the lowest of any benchmark sector, the return of the Fund's Technology holdings were the second highest. The three largest contributors to the Fund's absolute return were all from these two sectors:
Canadian technology hardware company Research in Motion, Irish biotech company Elan, and Finnish technology hardware company Ericsson. Research in Motion, which produces the successful Blackberry device, is an example of how we are able to take advantage of price moves that are not based on the fundamentals. During the summer, the stock fell although there was no change in the outlook for the company. We took advantage of this disparity and added to our position. The stock price has subsequently risen dramatically.

Relative performance was offset somewhat by the Fund's overweight position and stock selection in Consumer Discretionary, as well as underweight positions in the strong performing Energy and Utilities sectors. Three of the largest detractors from absolute returns were Munich Re, Alcatel, and Samsung Electronics. Alcatel, the French communications and energy infrastructure company, dramatically underperformed since reporting weak second quarter results, largely upon disappointment with cost cutting efforts. We continued to hold the stock as of the end of the period as the price has rebounded. Samsung Electronics is a world class electronics company. However, it is fighting price declines and oversupply in almost all of its businesses. As a result, we sold the stock.

WHAT IS THE OUTLOOK?

We continue to be positioned for economic growth and focused on companies that have improving prospects, or where fundamentals are better than generally believed. For many of the companies we follow, time is on their side. With each passing quarter, business conditions slowly improve and comparisons get easier. By remaining in growth companies and in sectors that have "time on their side," we have been able to continue to benefit from the strong market conditions, rather than trying to jump in and out of specific sectors or countries that were having a short-term run. Thus, we feel that we remain in a very good position going forward, and do not expect to have to make significant changes to the Fund. Our process will remain the same regardless: collaborative research with our global and regional analysts,

--------------------------------------------------------------------------------

frequent meetings with company managements, a strong focus on stock-picking, and an emphasis on growth. Our goal is to continue to show that this is effective and can generate sustainable results.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.5%
-------------------------------------------------------------------
Capital Goods                                               5.5
-------------------------------------------------------------------
Consumer Cyclical                                          16.2
-------------------------------------------------------------------
Consumer Staples                                            4.7
-------------------------------------------------------------------
Energy                                                      8.8
-------------------------------------------------------------------
Finance                                                    34.2
-------------------------------------------------------------------
Health Care                                                 6.1
-------------------------------------------------------------------
Services                                                    6.8
-------------------------------------------------------------------
Technology                                                 26.9
-------------------------------------------------------------------
Transportation                                              3.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -15.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Canada                                                      7.7%
-------------------------------------------------------------------
Finland                                                     2.6
-------------------------------------------------------------------
France                                                     11.4
-------------------------------------------------------------------
Germany                                                     4.8
-------------------------------------------------------------------
Greece                                                      1.8
-------------------------------------------------------------------
Hong Kong                                                   4.7
-------------------------------------------------------------------
India                                                       2.4
-------------------------------------------------------------------
Indonesia                                                   0.8
-------------------------------------------------------------------
Ireland                                                     4.5
-------------------------------------------------------------------
Italy                                                       2.4
-------------------------------------------------------------------
Japan                                                       9.5
-------------------------------------------------------------------
Luxembourg                                                  1.4
-------------------------------------------------------------------
Mexico                                                      0.8
-------------------------------------------------------------------
Netherlands                                                 3.9
-------------------------------------------------------------------
Norway                                                      0.6
-------------------------------------------------------------------
Russia                                                      3.4
-------------------------------------------------------------------
South Korea                                                 3.8
-------------------------------------------------------------------
Spain                                                       1.4
-------------------------------------------------------------------
Sweden                                                      1.8
-------------------------------------------------------------------
Switzerland                                                 4.1
-------------------------------------------------------------------
United Kingdom                                             19.3
-------------------------------------------------------------------
United States                                              22.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -15.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                            BEGINNING     ENDING       EXPENSES PAID
                             ACCOUNT      ACCOUNT     DURING PERIOD **
                              VALUE        VALUE       APRIL 30, 2004
                            APRIL 30,   OCTOBER 31,       THROUGH
                              2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                       $1,000      $1,072.20         $ 8.59
Hypothetical @               $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                       $1,000      $1,068.90         $12.22
Hypothetical @               $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                       $1,000      $1,067.90         $12.22
Hypothetical @               $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS Y
Actual                       $1,000      $1,074.20         $ 6.31
Hypothetical @               $1,000      $1,019.05         $ 6.14
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.21% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford International Opportunities Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         GROWTH
                                                                         OF
                                                                        CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                INTERNATIONAL OPPORTUNITIES       MSCI AC WORLD FREE EX US INDEX
                                                                ---------------------------       ------------------------------
7/22/96                                                                     9450                              10000
                                                                            9469                               9668
                                                                            9507                               9724
                                                                            9658                               9966
10/96                                                                       9686                               9866
                                                                           10131                              10246
                                                                           10220                              10128
                                                                           10114                               9942
                                                                           10172                              10124
                                                                           10172                              10103
                                                                           10115                              10188
                                                                           10706                              10817
                                                                           11162                              11414
                                                                           11487                              11645
                                                                           10723                              10729
                                                                           11276                              11309
10/97                                                                      10483                              10346
                                                                           10349                              10217
                                                                           10305                              10335
                                                                           10451                              10644
                                                                           11123                              11354
                                                                           11620                              11746
                                                                           11864                              11830
                                                                           11932                              11616
                                                                           11951                              11572
                                                                           12059                              11682
                                                                           10344                              10035
                                                                           10022                               9823
10/98                                                                      10675                              10852
                                                                           11288                              11435
                                                                           11595                              11829
                                                                           11936                              11816
                                                                           11663                              11552
                                                                           12287                              12109
                                                                           12745                              12715
                                                                           12209                              12118
                                                                           12781                              12675
                                                                           13103                              12972
                                                                           13112                              13017
                                                                           13191                              13105
10/99                                                                      13630                              13593
                                                                           14440                              14136
                                                                           16131                              15485
                                                                           15273                              14644
                                                                           16308                              15040
                                                                           16225                              15606
                                                                           15378                              14735
                                                                           14782                              14358
                                                                           15335                              14969
                                                                           14873                              14378
                                                                           15083                              14556
                                                                           14327                              13749
10/00                                                                      13687                              13312
                                                                           13103                              12715
                                                                           13631                              13149
                                                                           13708                              13346
                                                                           12629                              12289
                                                                           11759                              11421
                                                                           12617                              12197
                                                                           12155                              11861
                                                                           11782                              11406
                                                                           11517                              11152
                                                                           11186                              10875
                                                                           10030                               9721
10/01                                                                      10283                               9994
                                                                           10868                              10451
                                                                           11077                              10585
                                                                           10548                              10132
                                                                           10526                              10205
                                                                           11088                              10802
                                                                           11021                              10829
                                                                           11131                              10947
                                                                           10614                              10474
                                                                            9512                               9454
                                                                            9368                               9454
                                                                            8233                               8452
10/02                                                                       8851                               8906
                                                                            9225                               9334
                                                                            8839                               9033
                                                                            8432                               8716
                                                                            8167                               8539
                                                                            7991                               8373
                                                                            8718                               9180
                                                                            9214                               9765
                                                                            9346                              10036
                                                                            9622                              10302
                                                                            9964                              10609
                                                                           10019                              10907
10/03                                                                      10647                              11613
                                                                           10867                              11866
                                                                           11621                              12772
                                                                           11754                              12978
                                                                           12041                              13308
                                                                           12107                              13390
                                                                           11765                              12974
                                                                           11854                              13004
                                                                           12151                              13298
                                                                           11578                              12911
                                                                           11578                              13014
                                                                           11931                              13433
10/04                                                                      12372                              13900

    --- INTERNATIONAL OPPORTUNITIES            --- MSCI AC WORLD FREE EX U.S. INDEX
        $9,450  starting value                     $10,000 starting value
        $12,372 ending value                       $13,900 ending value

MSCI AC WORLD FREE EX U.S. INDEX is a broad based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

               INCEPTION                       SINCE
                 DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Int'l Opp A#   7/22/1996   16.20%   -1.93%     3.31%
-----------------------------------------------------------
Int'l Opp A##  7/22/1996    9.83%   -3.03%     2.60%
-----------------------------------------------------------
Int'l Opp B#   7/22/1996   15.40%   -2.65%     NA*
-----------------------------------------------------------
Int'l Opp B##  7/22/1996   10.40%   -2.99%     NA*
-----------------------------------------------------------
Int'l Opp C#   7/22/1996   15.39%   -2.68%     2.54%
-----------------------------------------------------------
Int'l Opp C##  7/22/1996   13.24%   -2.88%     2.41%
-----------------------------------------------------------
Int'l Opp Y#   7/22/1996   16.87%   -1.48%     3.77%
-----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

TROND SKRAMSTAD
Senior Vice President, Partner, Director of Global Equity

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Opportunities Fund Class A, before sales charge, returned 16.20% for the twelve-month period ended October 31, 2004. The Fund trailed the 19.67% return of the MSCI All-Country World Free ex U.S. Index, but outperformed the Lipper International Large Cap Core Funds Average which returned 14.63%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund uses a three-pronged strategy that considers relative attractiveness of countries and sectors as well as fundamental company analysis. Relative to the benchmark, the Fund's regional allocation decisions were generally positive, driven primarily by an underweight in Japan. Sector decisions detracted value, driven primarily by an overweight in Technology and underweights in Materials and Utilities, as Semiconductor stocks, in particular, were weak, while Materials names benefited from strong demand from China and Utilities dramatically outperformed despite the specter of rising interest rates. Good stock selection in the Industrials and Materials sectors was offset by poor selection in Consumer Discretionary, Financials, and Consumer Staples.

Despite underperforming the index, the Fund recorded strong absolute returns during the period. Average returns were above 10% in seven of the ten sectors, with Technology the only sector with negative returns. Pharmaceutical company Elan was the top contributor to absolute Fund returns due to promising data for its multiple sclerosis drug Antegren. Aided by record high oil prices, three Energy companies, Total, ENI, and SK, were also strong drivers of returns during the year. The largest detractors from absolute Fund returns were food retailer Ahold and insurer Converium. We continue to own Ahold as we believe that investors will move beyond prior accounting and liquidity concerns to focus on the company's profit growth potential. Converium surprised us and the market by announcing a large reserve charge and associated capital raising to cover recently discovered losses on business written prior to its spin-out from Zurich Insurance. We have eliminated Converium from the Fund.

WHAT IS THE OUTLOOK?

The global economic cycle peaked earlier this year and is now decelerating as a result of high oil and commodity prices, tighter money, and tougher comparisons versus year earlier figures, which had benefited from several one-off factors. We expect that the global economy will see modest seasonal strength in the fourth quarter but will decelerate further in 2005 as higher input costs and interest rates take their toll. With respect to regional allocation, we remain underweight in the U.S. but are looking to add to our holdings at the margin as recent underperformance has improved relative valuations somewhat. Longer-term issues, including the twin budget and trade deficits and high consumer indebtedness, drive our continued underweight stance. We remain overweight in Continental Europe on reasonable valuations and a delayed peaking of the cycle, and underweight in the UK due to concerns about rising interest rates and the housing bubble. In Japan, we maintain a positive longer-term secular view, due to the structural improvements being made at both the corporate and government level, but are tactically underweight due to slowing

--------------------------------------------------------------------------------

economic growth, to which the market is particularly sensitive. We are overweight in emerging markets, particularly in Asia, after their sharp underperformance in the second quarter. From a sector point of view, two of our largest overweights are in Health Care, which has lost its growth premium despite better long-term growth prospects, and Technology, where valuations are quite reasonable due to recent underperformance. We are underweight Financials, which have outperformed and face excess capacity, particularly in the U.S., and Materials, where many stocks are re-visiting their earlier highs on renewed China fever.

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Belgium                                                     2.4%
-------------------------------------------------------------------
Canada                                                      3.9
-------------------------------------------------------------------
China                                                       0.9
-------------------------------------------------------------------
Denmark                                                     1.0
-------------------------------------------------------------------
Egypt                                                       0.8
-------------------------------------------------------------------
France                                                     16.6
-------------------------------------------------------------------
Germany                                                     6.5
-------------------------------------------------------------------
Hong Kong                                                   1.6
-------------------------------------------------------------------
India                                                       1.0
-------------------------------------------------------------------
Indonesia                                                   0.7
-------------------------------------------------------------------
Ireland                                                     1.7
-------------------------------------------------------------------
Italy                                                       2.5
-------------------------------------------------------------------
Japan                                                      14.0
-------------------------------------------------------------------
Malaysia                                                    0.8
-------------------------------------------------------------------
Netherlands                                                 6.5
-------------------------------------------------------------------
Philippines                                                 0.6
-------------------------------------------------------------------
Russia                                                      0.6
-------------------------------------------------------------------
South Korea                                                 3.3
-------------------------------------------------------------------
Spain                                                       1.2
-------------------------------------------------------------------
Sweden                                                      2.1
-------------------------------------------------------------------
Switzerland                                                 5.6
-------------------------------------------------------------------
Taiwan                                                      2.1
-------------------------------------------------------------------
Thailand                                                    0.3
-------------------------------------------------------------------
United Kingdom                                             17.3
-------------------------------------------------------------------
United States                                              27.4
-------------------------------------------------------------------
Other Assets & Liabilities                                -21.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.6%
-------------------------------------------------------------------
Capital Goods                                               6.6
-------------------------------------------------------------------
Consumer Cyclical                                          11.8
-------------------------------------------------------------------
Consumer Staples                                            7.2
-------------------------------------------------------------------
Energy                                                      9.4
-------------------------------------------------------------------
Finance                                                    44.5
-------------------------------------------------------------------
Health Care                                                 9.0
-------------------------------------------------------------------
Services                                                    4.8
-------------------------------------------------------------------
Technology                                                 19.1
-------------------------------------------------------------------
Transportation                                              2.1
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -21.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,051.60         $ 8.56
Hypothetical @              $1,000      $1,016.79         $ 8.42
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,048.30         $12.10
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,046.50         $12.50
Hypothetical @              $1,000      $1,012.92         $12.30
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,054.90         $ 5.32
Hypothetical @              $1,000      $1,019.96         $ 5.23
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.66%, 2.35%
   2.43% and 1.03% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford International Small Company Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         CAPITAL
                                                                   APPRECIATION.

PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                             INTERNATIONAL SMALL CO FUND      CITIGROUP BROAD MARKET EURO-PACIFIC
                                                             ---------------------------      -----------------------------------
4/30/01                                                                  9450                                 10000
                                                                         9781                                  9952
                                                                         9205                                  9582
                                                                         9044                                  9331
                                                                         9044                                  9325
                                                                         7825                                  8117
10/01                                                                    8335                                  8459
                                                                         8901                                  8765
                                                                         8713                                  8753
                                                                         8580                                  8532
                                                                         8561                                  8699
                                                                         8968                                  9265
                                                                         9346                                  9459
                                                                         9619                                  9800
                                                                         9506                                  9460
                                                                         8920                                  8646
                                                                         8713                                  8573
                                                                         7833                                  7778
10/02                                                                    7909                                  7921
                                                                         8155                                  8215
                                                                         8331                                  8081
                                                                         8142                                  7877
                                                                         8123                                  7741
                                                                         8094                                  7691
                                                                         9098                                  8457
                                                                         9827                                  9166
                                                                         9960                                  9477
                                                                        10357                                  9799
                                                                        10869                                 10243
                                                                        11570                                 10727
10/03                                                                   12242                                 11488
                                                                        12323                                 11657
                                                                        12886                                 12358
                                                                        13211                                 12824
                                                                        13555                                 13223
                                                                        14022                                 13567
                                                                        13758                                 13219
                                                                        13454                                 13222
                                                                        13850                                 13688
                                                                        13109                                 13139
                                                                        12997                                 13242
                                                                        13179                                 13638
10/04                                                                   13635                                 14064

    --- INTERNATIONAL SMALL CO FUND    --- CITIGROUP BROAD MARKET EURO-PACIFIC <$2B INDEX
        $9,450  starting value             $10,000 starting value
        $13,635 ending value               $14,064 ending value

CITIGROUP BROAD MARKET EURO-PACIFIC <$2B INDEX takes the entire international universe of all stocks, and divides it evenly each year to include only those companies with a market cap between $100m and $2b regardless of country or industry. This represents roughly the bottom 20% of the international equity market.

PORTFOLIO MANAGER

EDWARD L. MAKIN
Vice President, Portfolio Manager
AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Int'l Small Co A#     4/30/2001      11.39%       11.01%
------------------------------------------------------------------
Int'l Small Co A##    4/30/2001       5.28%        9.24%
------------------------------------------------------------------
Int'l Small Co B#     4/30/2001      10.62%       10.47%
------------------------------------------------------------------
Int'l Small Co B##    4/30/2001       5.62%        9.80%
------------------------------------------------------------------
Int'l Small Co C#     4/30/2001      10.63%       10.22%
------------------------------------------------------------------
Int'l Small Co C##    4/30/2001       8.52%        9.91%
------------------------------------------------------------------
Int'l Small Co Y#     4/30/2001      11.80%       11.50%
------------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford International Small Company Fund Class A, before sales charge, returned 11.39% for the twelve-month period ended October 31, 2004. The Fund underperformed the 20.66% return of the benchmark, (S&P/Citigroup Euro Pacific EMI Index since 1/1/04 and Citigroup Broad Market Euro-Pacific <$2b Index prior to 1/1/04) and the 19.71% return of the Lipper International Small/Mid-Cap Core peer group average.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's posture in the context of the market during much of the twelve-month period negatively impacted performance. The Fund's long-term growth bias, contrarian style and its propensity to take risk have not helped in a period dominated by value stocks, momentum investing and low risk. While stock selection has not contributed positively over the period under discussion we are confident that, over time, stock selection, rather than sector, cap or style rotation, will continue to be the driver of our success. Within our benchmark, Energy, Utilities and Health Care sectors advanced the most, while Information Technology was the only sector to decline.

Underperformance relative to the benchmark was driven by unfavorable stock selection, primarily within the Industrials and Health Care sectors, which more than offset strength in Information Technology and Consumer Staples. Equant (Telecommunication Services), the greatest detractor from our relative performance, was dragged down following earnings disappointments across its industry. However, we feel the company is positioned well relative to the industry and we have since added to our position. Alstom (Capital Goods), a French power and railway equipment company, fell on restructuring issues, but has now succeeded in securing new financing and we continue to believe in the long term prospects of the company. Our small position in Far East Pharmaceuticals (Pharmaceuticals & Biotechnology), a manufacturer of OTC drugs for the Chinese market, declined substantially and halted trading on news of a legal matter involving the Chairman. We await developments and believe that the stock will recover when it re-opens (the factory is still running, it is believed the company's cash is still sitting in the company's bank account, and the company's end-markets are still there) but this is a salutary lesson for investors in the Asian markets.

While our investment process is bottom-up, the Fund's sector allocations also detracted from relative performance during the twelve-month period. Specifically, underweight positions in the Utilities and Materials sectors, which were among the top performing sectors of our benchmark during the annual period, were a disadvantage.

The Fund's benchmark-relative performance was positively impacted by stock selection in the Information Technology and Consumer Staples sectors. On an absolute basis, several of our Consumer Discretionary and Financials stocks were the leading contributors to performance. EMI Group (Media), a U.K. based music recording and publishing company, was a standout performer, which we later removed from the Fund. Banca Popolare Milan (Banks) and Korea Exchange Bank (Banks) were also additive to the Fund's advance, and remained in the Fund as of the end of the period.

WHAT IS THE OUTLOOK?

The second quarter of 2004 marked the peak in world GDP growth. Thus far the slowdown has been noticeable only in select countries, but we expect it to spread across all regions next year. Signs of moderating economic growth has caused investors to reassess profit forecasts, but at the same time, has reduced some of the upward pressure on interest rates. We expect a period of decelerating demand from China, higher oil supply in the

--------------------------------------------------------------------------------

medium-term, leading to easier prices, and a return to stable growth in the global economy.

As a result of our bottom-up stock selection, we retain greater than benchmark weights in Industrials; in Information Technology, where we are beginning to find attractive valuations; and Health Care, where our fundamental analysis continues to find companies with sustainable competitive advantages. We remain underweight Consumer Discretionary, Financials and Materials.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               8.8
-------------------------------------------------------------------
Consumer Cyclical                                           6.9
-------------------------------------------------------------------
Consumer Staples                                            7.1
-------------------------------------------------------------------
Energy                                                      1.4
-------------------------------------------------------------------
Finance                                                    40.3
-------------------------------------------------------------------
Health Care                                                 9.1
-------------------------------------------------------------------
Services                                                   23.9
-------------------------------------------------------------------
Technology                                                 14.9
-------------------------------------------------------------------
Transportation                                              5.3
-------------------------------------------------------------------
Utilities                                                   0.3
-------------------------------------------------------------------
Other Assets & Liabilities                                -25.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Australia                                                   1.3%
-------------------------------------------------------------------
Cayman Islands                                              0.0
-------------------------------------------------------------------
China                                                       1.5
-------------------------------------------------------------------
Denmark                                                     2.7
-------------------------------------------------------------------
Finland                                                     1.0
-------------------------------------------------------------------
France                                                     11.8
-------------------------------------------------------------------
Germany                                                     4.2
-------------------------------------------------------------------
Greece                                                      2.6
-------------------------------------------------------------------
Hong Kong                                                   1.1
-------------------------------------------------------------------
Italy                                                       6.6
-------------------------------------------------------------------
Japan                                                      26.8
-------------------------------------------------------------------
Liechtenstein                                               0.5
-------------------------------------------------------------------
Mexico                                                      1.0
-------------------------------------------------------------------
Netherlands                                                 5.4
-------------------------------------------------------------------
New Zealand                                                 1.8
-------------------------------------------------------------------
Singapore                                                   1.5
-------------------------------------------------------------------
South Korea                                                 2.1
-------------------------------------------------------------------
Spain                                                       0.9
-------------------------------------------------------------------
Sweden                                                      3.4
-------------------------------------------------------------------
Switzerland                                                 3.1
-------------------------------------------------------------------
United Kingdom                                             21.9
-------------------------------------------------------------------
United States                                              24.5
-------------------------------------------------------------------
Other Assets & Liabilities                                -25.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $  991.20         $ 8.26
Hypothetical @              $1,000      $1,016.84         $ 8.36
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  987.30         $11.74
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  988.00         $11.74
Hypothetical @              $1,000      $1,013.32         $11.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $  992.70         $ 6.01
Hypothetical @              $1,000      $1,019.10         $ 6.09
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.65%, 2.35%, 2.35% and 1.20% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford MidCap Fund*

(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         GROWTH
                                                                         OF
                                                                        CAPITAL.
PERFORMANCE OVERVIEW(3) 12/31/97 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                        MIDCAP FUND                   S & P MIDCAP 400 INDEX
                                                                        -----------                   ----------------------
12/30/97                                                                    9450                              10000
                                                                            9441                              10074
                                                                            9138                               9883
                                                                            9970                              10701
                                                                           10443                              11184
                                                                           10669                              11389
                                                                           10292                              10876
                                                                           10849                              10945
                                                                           10669                              10520
                                                                            8581                               8562
                                                                            9111                               9361
10/98                                                                       9867                              10198
                                                                           10482                              10707
                                                                           11625                              12000
                                                                           11909                              11533
                                                                           11380                              10929
                                                                           12344                              11235
                                                                           13280                              12120
                                                                           13440                              12174
                                                                           14361                              12824
                                                                           13955                              12552
                                                                           13756                              12123
                                                                           13454                              11748
10/99                                                                      14239                              12347
                                                                           14996                              12995
                                                                           17461                              13767
                                                                           17412                              13379
                                                                           20132                              14316
                                                                           21360                              15514
                                                                           20082                              14972
                                                                           19032                              14785
                                                                           20929                              15003
                                                                           21103                              15240
                                                                           23348                              16942
                                                                           23054                              16827
10/00                                                                      22780                              16256
                                                                           20237                              15029
                                                                           21796                              16179
                                                                           22107                              16539
                                                                           20838                              15595
                                                                           19080                              14436
                                                                           20871                              16026
                                                                           21216                              16399
                                                                           21137                              16334
                                                                           20680                              16090
                                                                           19700                              15564
                                                                           17350                              13628
10/01                                                                      18464                              14230
                                                                           19969                              15289
                                                                           20781                              16078
                                                                           20403                              15996
                                                                           20526                              16015
                                                                           21663                              17160
                                                                           21383                              17080
                                                                           21494                              16791
                                                                           20147                              15562
                                                                           18041                              14054
                                                                           17953                              14124
                                                                           16427                              12987
10/02                                                                      17275                              13550
                                                                           18847                              14334
                                                                           17665                              13745
                                                                           17419                              13344
                                                                           17263                              13026
                                                                           17397                              13135
                                                                           18813                              14088
                                                                           20373                              15255
                                                                           20495                              15449
                                                                           20674                              15998
                                                                           21620                              16722
                                                                           21164                              16467
10/03                                                                      22936                              17712
                                                                           23360                              18328
                                                                           23995                              18637
                                                                           24542                              19042
                                                                           24766                              19499
                                                                           24632                              19581
                                                                           23952                              18938
                                                                           24276                              19331
                                                                           24844                              19771
                                                                           23629                              18848
                                                                           23584                              18799
                                                                           24676                              19355
10/04                                                                      25199                              19665

    --- MIDCAP FUND                            --- S & P MIDCAP 400 INDEX
        $9,450  starting value                     $10,000 starting value
        $25,199 ending value                       $19,665 ending value

S&P MIDCAP 400 INDEX is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

PHILLIP H. PERELMUTER
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                INCEPTION                       SINCE
                  DATE      1 YEAR   5 YEAR   INCEPTION
------------------------------------------------------------
MidCap A#       12/31/1997   9.86%   12.10%    15.41%
------------------------------------------------------------
MidCap A##      12/31/1997   3.81%   10.83%    14.47%
------------------------------------------------------------
MidCap B#       12/31/1997   9.10%   11.29%    14.60%
------------------------------------------------------------
MidCap B##      12/31/1997   4.10%   11.03%    14.60%
------------------------------------------------------------
MidCap C#       12/31/1997   9.18%   11.36%    14.65%
------------------------------------------------------------
MidCap C##      12/31/1997   7.09%   11.14%    14.49%
------------------------------------------------------------
MidCap Y#       12/31/1997  10.47%   12.69%    15.98%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

  * The Hartford MidCap Fund was closed to new investors as of the end of the day July 31, 2003. Investors who already own shares of the Fund, and those with access to the Fund through wrap programs in connection with certain investment platforms, may purchase additional shares thereafter.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford MidCap Fund Class A before sales charge, returned 9.86% for the twelve-month period ended October 31, 2004, underperforming both the S&P MidCap 400 Index return of 11.04% and the Lipper Mid-Cap Core Average return of 10.53%.

WHY DID THE FUND PERFORM THIS WAY?

Equity markets continued their ascent throughout the trailing twelve-months, although the climb was somewhat volatile. During the period, all market cap styles posted gains, with the performance of small cap stocks exceeding mid cap and large cap stocks. Within the S&P MidCap 400 Index the Energy, Materials and Utilities sectors were the top performers, while Information Technology was the only sector to post a negative return.

The Fund was hurt by disappointing performance from a few stocks in the Industrials and Health Care sectors. Within Industrials, postsecondary educator Career Education fell on litigation and regulatory concerns, and AMR was pressured by competition from low-cost carriers and rising jet fuel costs. These two stocks were no longer held as of the end of the period. Health Care stocks Watson Pharmaceuticals and King Pharmaceuticals both fell during the period. Watson noted sluggish sales of its branded products, and King posted weak earnings due to an inventory draw down and fears of generic competition. The Fund also generally held an overweight to the Information Technology sector where results from select stocks such as KLA-Tencor, Red Hat and BEA Systems were unfavorable. KLA-Tencor and BEA Systems were no longer held as of the end of the period.

Stock selection overall, and in Information Technology in particular, was additive to relative performance. Within Information Technology, strong performers included VeriSign, Symantec and Research in Motion. VeriSign, the provider of secure digital commerce and communications, performed well due to continued strength in its internet registration business and better-than-expected contribution from its acquisition of wireless content firm Jamba!. Symantec, a provider of content and network security software, rose on favorable demand for its anti-virus software. Research in Motion benefited from growth in its subscriber base and the introduction of an appealing new messaging and communication device that closely resembles a wireless handheld phone. In addition, Energy holdings XTO Energy and EOG Resources advanced on robust earnings stemming from relatively high natural gas prices.

WHAT IS THE OUTLOOK?

As we approach the end of 2004, the macro environment appears mixed. On one hand, GDP was recently revised upward, manufacturing indicators continue to show strength, and interest rates are relatively low. On the other hand, oil prices are hovering

--------------------------------------------------------------------------------

around $45 per barrel, employment growth remains somewhat sluggish, and the Federal Reserve continues to raise short-term interest rates. As of the end of the period, the Fund was overweight the Information Technology, Telecommunication Services, and Industrials sectors and underweight the Consumer Staples and Utilities sectors.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.8%
-------------------------------------------------------------------
Capital Goods                                               3.6
-------------------------------------------------------------------
Consumer Cyclical                                          16.5
-------------------------------------------------------------------
Consumer Staples                                            1.0
-------------------------------------------------------------------
Energy                                                      9.3
-------------------------------------------------------------------
Finance                                                    34.7
-------------------------------------------------------------------
Health Care                                                 7.8
-------------------------------------------------------------------
Services                                                   11.1
-------------------------------------------------------------------
Technology                                                 17.7
-------------------------------------------------------------------
Utilities                                                   2.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -10.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,052.10         $ 6.76
Hypothetical @              $1,000      $1,018.55         $ 6.65
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,048.30         $10.55
Hypothetical @              $1,000      $1,014.83         $10.38
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,048.70         $10.14
Hypothetical @              $1,000      $1,015.23         $ 9.98
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,054.90         $ 4.18
Hypothetical @              $1,000      $1,021.06         $ 4.12
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.31%, 2.05%, 1.97% and 0.81% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford MidCap Value Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                        CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     MIDCAP VALUE FUND               RUSSELL 2500 VALUE INDEX
                                                                     -----------------               ------------------------
4/30/01                                                                     9450                              10000
                                                                            9507                              10307
                                                                            9535                              10406
                                                                            9375                              10336
                                                                            9092                              10247
                                                                            7816                               9110
10/01                                                                       8015                               9305
                                                                            8686                              10021
                                                                            9385                              10592
                                                                            9422                              10689
                                                                            9593                              10822
                                                                           10123                              11492
                                                                           10123                              11689
                                                                            9943                              11497
                                                                            9414                              11091
                                                                            8431                               9808
                                                                            8422                               9861
                                                                            7524                               9054
10/02                                                                       7883                               9184
                                                                            8526                               9853
                                                                            8119                               9546
                                                                            7940                               9258
                                                                            7760                               9030
                                                                            7713                               9092
                                                                            8431                               9916
                                                                            9215                              10833
                                                                            9319                              11027
                                                                            9631                              11506
                                                                           10075                              11968
                                                                           10028                              11883
10/03                                                                      10699                              12791
                                                                           11077                              13313
                                                                           11568                              13836
                                                                           11748                              14285
                                                                           11993                              14575
                                                                           11964                              14691
                                                                           11540                              13921
                                                                           11757                              14201
                                                                           12229                              14765
                                                                           11700                              14170
                                                                           11501                              14348
                                                                           11917                              14802
10/04                                                                      12182                              15070

    --- MIDCAP VALUE FUND                      --- RUSSELL 2500 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $12,182 ending value                       $15,070 ending value

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER

JAMES N. MORDY
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                  INCEPTION DATE   1 YEAR   SINCE INCEPTION
----------------------------------------------------------------
MidCap Value A#     4/30/2001      13.87%        7.50%
----------------------------------------------------------------
MidCap Value A##    4/30/2001       7.60%        5.79%
----------------------------------------------------------------
MidCap Value B#     4/30/2001      13.22%        6.78%
----------------------------------------------------------------
MidCap Value B##    4/30/2001       8.22%        6.05%
----------------------------------------------------------------
MidCap Value C#     4/30/2001      13.12%        6.78%
----------------------------------------------------------------
MidCap Value C##    4/30/2001      10.99%        6.48%
----------------------------------------------------------------
MidCap Value Y#     4/30/2001      14.40%        8.02%
----------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending October 31, 2004, The Hartford MidCap Value Fund Class A, before sales charge, returned 13.87% trailing both the Russell 2500 Value Index return of 17.81% and the Lipper Mid Cap Value peer group return of 15.75%.

WHY DID THE FUND PERFORM THIS WAY?

During the period, U.S. equities posted good positive returns supporting the Fund's positive, absolute return for the period. Both mid cap and small cap stocks out performed larger cap stocks during the period. Value stocks continued to outperform growth during the period, driven by the relative strength of sectors like Utilities, Industrials, Materials and Energy, while the Information Technology sector lagged.

The Fund has a somewhat higher average market cap than the benchmark. This larger cap-bias hindered the Fund's relative performance. Additionally, poor stock selection within Financials, Information Technology, Industrials and Consumer Discretionary also detracted from performance. We moved to an overweight position in Technology earlier in the year, buying into weakness in semiconductor and semiconductor capital equipment stocks. We were clearly too early, as worldwide demand for electronics, while still healthy, has cooled a bit. Short-sighted investors are treating the stocks as if we face a downturn as severe as that which followed the bursting of the tech bubble four years ago. It is our view that the industry's quick response to pare inventories ensures a relatively short correction and an extended up-cycle over the next couple of years. We have maintained our overweight in the group as the upside from current levels should be very rewarding. Within Financials, Converium, a European re-insurer announced significant U.S. reserve shortfalls which led to a very dilutive equity offering and a loss of confidence by investors. The position was eliminated from the portfolio. Additionally, we were hurt by continued very strong performance in REITs (where we are significantly underweight relative to the 13% share of our benchmark Index). This group is significantly overvalued by our standards and is ripe for correction.

Partially offsetting the under performance was strong stock selection within Consumer Staples, Utilities, Materials and Telecommunications. While the Fund does not employ a "top-down" focus, at the margin, the Fund's overweight in Energy also added to performance. The top three contributors to returns were IMC Global (Materials), Bunge (Consumer Staples) and TXU (Utilities). Bunge and IMC Global (now renamed Mosaic Company following a merger with Cargill's fertilizer business) were held in the Fund at period end. TXU was sold during the period.

WHAT IS THE OUTLOOK?

Economic growth has clearly cooled from the robust pace of the first half of 2004. Job growth remains subdued, consumer stimulus from tax relief and mortgage refinancing is behind us, corporate profit growth and spending have probably peaked, China has

--------------------------------------------------------------------------------

applied some brakes to their economy, and high energy costs are a drag globally. We look for GDP growth of around 3% going forward, but this could be reduced to 2.5% if oil prices remain near $50 per barrel. We do look for energy costs to begin easing, and with election uncertainties behind us, business and consumer confidence could get a lift.

In light of this outlook, we have taken some profits in the strong Energy sector, bought into the continued Technology weakness at the margin, and bumped up our Health Care weighting having uncovered some bargains in the months leading up to the Presidential election. The Fund is overweight, relative to the benchmark, in seven out of ten sectors, most notably Technology, Consumer Discretionary and Materials. The Fund's most significant underweight continues to be Financials, due to our limited exposure to REITs.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                            11.5%
-------------------------------------------------------------------
Capital Goods                                               8.7
-------------------------------------------------------------------
Consumer Cyclical                                          12.1
-------------------------------------------------------------------
Consumer Staples                                            4.4
-------------------------------------------------------------------
Energy                                                      5.1
-------------------------------------------------------------------
Finance                                                    23.5
-------------------------------------------------------------------
Health Care                                                 4.8
-------------------------------------------------------------------
Services                                                    6.6
-------------------------------------------------------------------
Technology                                                 14.2
-------------------------------------------------------------------
Transportation                                              5.5
-------------------------------------------------------------------
Utilities                                                   3.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,055.70         $ 7.49
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,052.70         $11.09
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,051.80         $11.09
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,057.30         $ 4.76
Hypothetical @              $1,000      $1,020.51         $ 4.67
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.15% and 0.92% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Short Duration Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        TO
                                                                        PROVIDE
                                                                        A HIGH
                                                                        LEVEL
                                                                        OF
                                                                        INCOME.
PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                       LEHMAN BROTHERS U.S.
                                                                    SHORT DURATION FUND          GOVERNMENT/CREDIT 1-5 YEAR INDEX
                                                                    -------------------          --------------------------------
10/31/02                                                                    9700                              10000
                                                                            9676                               9987
                                                                            9829                              10145
                                                                            9842                              10151
                                                                            9944                              10244
                                                                            9962                              10263
                                                                           10022                              10312
                                                                           10130                              10430
                                                                           10143                              10441
                                                                           10008                              10295
                                                                           10013                              10300
                                                                           10186                              10473
10/03                                                                      10134                              10405
                                                                           10131                              10406
                                                                           10209                              10485
                                                                           10255                              10527
                                                                           10319                              10609
                                                                           10365                              10667
                                                                           10242                              10495
                                                                           10219                              10468
                                                                           10236                              10482
                                                                           10283                              10542
                                                                           10356                              10663
                                                                           10345                              10663
10/04                                                                      10376                              10713

    --- SHORT DURATION FUND                   --- LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT
        $9,700  starting value                    1-5 YEAR INDEX
        $10,376 ending value                      $10,000 starting value
                                                  $10,713 ending value

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT 1-5 YEAR INDEX is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The Government/Credit Index includes securities in the 1-5 year maturity range in the Government and Credit Indices.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                    INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------------
Short Duration A#     10/31/2002      2.40%        3.43%
------------------------------------------------------------------
Short Duration A##    10/31/2002     -0.64%        1.87%
------------------------------------------------------------------
Short Duration B#     10/31/2002      1.68%        2.72%
------------------------------------------------------------------
Short Duration B##    10/31/2002     -3.29%        0.75%
------------------------------------------------------------------
Short Duration C#     10/31/2002      1.68%        2.72%
------------------------------------------------------------------
Short Duration C##    10/31/2002     -0.34%        2.21%
------------------------------------------------------------------
Short Duration Y#     11/28/2003       NA          2.62%
------------------------------------------------------------------

  # Without sales charge
 ## With sales charge
N/A Not Applicable.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGERS

ROBERT CRUSHA, CFA
Vice President

BRIAN DIRGINS
Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the period ended October 31, 2004, The Hartford Short Duration Fund Class A placed in the 1st quartile with a total return, before sales charge, of 2.40% versus a return of 1.89% for the Lipper Short Intermediate Investment Grade Funds and 2.95% for the Lehman Brothers U.S. Government/Credit 1-5 Year Index.

WHY DID THE FUND PERFORM THIS WAY?

During the first three quarters of 2004, the Federal Reserve increased the Fed Funds rate three times to 1.75% and then an additional 25 basis points in early November 2004. We reduced the duration of the Fund from 2.3 years at the end of October 2003 to 1.8 years at the end of October 2004. Duration was reduced in anticipation of the rate hikes and as a result of our view that given the improving economic fundamentals, we were not being compensated enough for buying longer dated paper.

Over the course of the year we reduced our corporate exposure from 63% to 38% as we saw better opportunities in asset backed securities and commercial mortgage backed securities. Asset backed securities were increased from 3% to 23% and commercial mortgage backed securities from 3% to 14%. We increased allocations to these sectors due to stable credit quality, muted "headline risk", attractive spreads and our competitive advantage emanating from our experience within these sectors. We also traded in and out of Treasury Inflation Protected Securities
(TIPS) over the year to capture the attractive seasonal accruals that they offer investors. Exposure to Treasurys increased to 15% which, along with asset backed and commercial mortgage backed securities, had the effect of upgrading the portfolio to Aa3/AA-.

WHAT IS THE OUTLOOK?

Growth in the U.S. economy has been steady, but slightly below expectations over recent months. Our expectations are for the economy to move out of this "soft patch" in the near term to a more expansionary trajectory. We are seeing strength in manufacturing and improvement on the hiring front. The surge in inflation measures, which we experienced in the spring, have abated over the summer months, although energy prices are still a wildcard. We foresee higher interest rates, particularly in the short end of the yield curve. Given this backdrop, we expect to maintain the portfolio's effective duration at or close to it's current level. Our focus over the near-term will be sourcing attractive income producing securities to enhance the Fund's yield. We remain positive on the spread sectors and will look for attractive

--------------------------------------------------------------------------------

opportunities to replace lower yielding positions within the portfolio.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        47.0%
-------------------------------------------------------------------
AA                                                          3.3
-------------------------------------------------------------------
A                                                          19.8
-------------------------------------------------------------------
BBB                                                        29.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.7%
-------------------------------------------------------------------
Capital Goods                                               1.4
-------------------------------------------------------------------
Consumer Cyclical                                           5.1
-------------------------------------------------------------------
Consumer Staples                                            1.7
-------------------------------------------------------------------
Direct Federal Obligations                                 15.6
-------------------------------------------------------------------
Energy                                                      2.0
-------------------------------------------------------------------
Finance                                                    52.2
-------------------------------------------------------------------
Health Care                                                 0.4
-------------------------------------------------------------------
Services                                                    4.9
-------------------------------------------------------------------
Technology                                                  5.0
-------------------------------------------------------------------
Transportation                                              1.0
-------------------------------------------------------------------
Utilities                                                   2.5
-------------------------------------------------------------------
U.S. Government Agencies                                    6.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -1.1
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,013.20          $4.81
Hypothetical @              $1,000      $1,020.36          $4.82
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,009.60          $8.33
Hypothetical @              $1,000      $1,016.84          $8.36
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,009.60          $8.33
Hypothetical @              $1,000      $1,016.84          $8.36
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,013.80          $3.04
Hypothetical @              $1,000      $1,022.12          $3.05
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.95%, 1.65%, 1.65% and 0.60% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Small Company Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                        GROWTH
                                                                        OF
                                                                        CAPITAL.

PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                     SMALL COMPANY FUND             RUSSELL 2000 GROWTH INDEX
                                                                     ------------------             -------------------------
7/22/96                                                                     9450                              10000
                                                                            9422                               8779
                                                                           10263                               9429
                                                                           10915                               9914
10/96                                                                      10612                               9487
                                                                           10839                               9751
                                                                           10783                               9941
                                                                           10773                              10189
                                                                           10602                               9574
                                                                           10057                               8898
                                                                           10117                               8795
                                                                           11208                              10117
                                                                           11866                              10460
                                                                           12442                              10995
                                                                           12734                              11325
                                                                           13824                              12229
10/97                                                                      13259                              11494
                                                                           13027                              11220
                                                                           12862                              11227
                                                                           12545                              11078
                                                                           13793                              12056
                                                                           14343                              12562
                                                                           14534                              12639
                                                                           13825                              11720
                                                                           14027                              11839
                                                                           13536                              10851
                                                                           10226                               8346
                                                                           11112                               9193
10/98                                                                      11997                               9673
                                                                           12808                              10423
                                                                           14207                              11367
                                                                           14827                              11878
                                                                           13365                              10791
                                                                           14465                              11175
                                                                           15649                              12162
                                                                           15979                              12182
                                                                           17250                              12824
                                                                           17229                              12427
                                                                           16983                              11963
                                                                           17324                              12193
10/99                                                                      17922                              12506
                                                                           19961                              13827
                                                                           23534                              16264
                                                                           22845                              16113
                                                                           26856                              19862
                                                                           26453                              17774
                                                                           24062                              15979
                                                                           21374                              14579
                                                                           24391                              16463
                                                                           22432                              15052
                                                                           24211                              16636
                                                                           23153                              15809
10/00                                                                      21722                              14525
                                                                           19018                              11887
                                                                           20446                              12615
                                                                           19540                              13636
                                                                           17379                              11766
                                                                           15876                              10697
                                                                           18038                              12006
                                                                           17802                              12284
                                                                           18079                              12620
                                                                           17098                              11543
                                                                           16376                              10822
                                                                           13792                               9075
10/01                                                                      14911                               9948
                                                                           16339                              10779
                                                                           17208                              11450
                                                                           16935                              11043
                                                                           16139                              10328
                                                                           17318                              11226
                                                                           16884                              10983
                                                                           16237                              10341
                                                                           15107                               9464
                                                                           12660                               8009
                                                                           12412                               8005
                                                                           11903                               7427
10/02                                                                      12337                               7803
                                                                           13095                               8576
                                                                           11951                               7985
                                                                           11629                               7767
                                                                           11393                               7560
                                                                           11790                               7674
                                                                           13045                               8400
                                                                           14498                               9347
                                                                           14958                               9527
                                                                           16026                              10248
                                                                           16820                              10798
                                                                           16200                              10525
10/03                                                                      17740                              11434
                                                                           18237                              11807
                                                                           18573                              12427
                                                                           19317                              12482
                                                                           19342                              12463
                                                                           19716                              12522
                                                                           18696                              11893
                                                                           19031                              12130
                                                                           19454                              12534
                                                                           17851                              11408
                                                                           17079                              11163
                                                                           18408                              11781
10/04                                                                      18743                              12067

    --- SMALL COMPANY FUND                     --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $18,743 ending value                       $12,067 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.
AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

              INCEPTION                       SINCE
                DATE      1 YEAR   5 YEAR   INCEPTION
----------------------------------------------------------
Small Co A#   7/22/1996    5.67%    0.91%     8.63%
----------------------------------------------------------
Small Co A##  7/22/1996   -0.13%   -0.23%     7.89%
----------------------------------------------------------
Small Co B#   7/22/1996    4.88%    0.19%     NA*
----------------------------------------------------------
Small Co B##  7/22/1996   -0.12%   -0.16%     NA*
----------------------------------------------------------
Small Co C#   7/22/1996    4.96%    0.22%     7.90%
----------------------------------------------------------
Small Co C##  7/22/1996    2.91%    0.01%     7.77%
----------------------------------------------------------
Small Co Y#   7/22/1996    6.14%    1.38%     9.14%
----------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

STEVEN C. ANGELI, CFA
Senior Vice President, Partner, Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Small Company Fund Class A, before sales charge, returned 5.67% for the twelve-month period ended October 31, 2004. The Fund's return exceeded the 5.53% return of the Russell 2000 Growth Index and the 2.52% return of the Lipper Small Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

All major equity indexes posted positive returns over the twelve month period. Small cap stocks slightly outperformed large cap stocks and value stocks exceeded growth stocks by a wide margin. Within the Russell 2000 Growth Index, nine of ten sectors advanced. Energy, Financials and Industrials were the strongest performing sectors. Information Technology was the only sector to decline during the twelve month period, while Utilities and Consumer Discretionary were relatively weak.

Stock selection within Information Technology, Telecommunication Services and Consumer Discretionary favorably impacted positive benchmark-relative returns. Key contributors to performance were American Tower (Telecommunication Services), Sirius Satellite (Media) and Red Hat (Software & Services). American Tower, through its broad network of towers, has been successful at addressing the needs of wireless service providers and radio and television broadcast companies on a national basis. Sirius Satellite, a provider of satellite radio service, benefited from growth of its subscriber base. Lastly, Red Hat benefited from greater investor focus on its open source software and operating system, Linux. Both stocks remained in the portfolio at the end of the period.

While the Fund's sector allocations are a fallout of our bottom-up investment process, we also benefited from sector positioning during the period. Specifically, underweight positions in the poor performing Information Technology and Health Care sectors, as well as overweight positions in Telecommunications Services and Industrials were additive to the Fund's return.

Stock selection in Health Care, Financials and Materials sectors detracted from the Fund's benchmark-relative return, as did an underweight position in the strong performing Financials sector. On an absolute basis, the largest detractor over the twelve month period was Sierra Wireless (Technology Hardware & Equipment), which we held at the end of the period. Dobson Communication (Telecommunication Services) and Harmonic (Technology Hardware & Equipment), both of which we eliminated from the portfolio, also subtracted from our return.

WHAT IS THE OUTLOOK?

While confident in the economy's direction, we believe the recovery has been hampered by inflationary pressures throughout the manufacturing supply chain. As a result, decelerating profit growth and weak employment trends are hindering consumption.

--------------------------------------------------------------------------------

While we do not foresee a doomsday scenario, we might see lower-than-expected earnings growth, especially in the Information Technology and Consumer Discretionary sectors. Therefore, we will continue to focus on individual stock selection across all sectors.

In this environment, we continue to underweight Information Technology stocks, while maintaining a modest overweight in the Consumer Discretionary sector. The Fund is positioned with the greatest overweight in Telecommunication Services and Industrials stocks relative to the Russell 2000 Growth Index.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.9%
-------------------------------------------------------------------
Capital Goods                                               1.9
-------------------------------------------------------------------
Consumer Cyclical                                          13.9
-------------------------------------------------------------------
Consumer Staples                                            1.1
-------------------------------------------------------------------
Energy                                                      3.3
-------------------------------------------------------------------
Finance                                                    32.8
-------------------------------------------------------------------
Health Care                                                11.9
-------------------------------------------------------------------
Services                                                   16.1
-------------------------------------------------------------------
Technology                                                 24.7
-------------------------------------------------------------------
Transportation                                              9.8
-------------------------------------------------------------------
Utilities                                                   0.9
-------------------------------------------------------------------
Other Assets & Liabilities                                -22.3
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,002.70         $ 7.30
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  998.60         $10.80
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  999.30         $10.80
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,004.50         $ 4.89
Hypothetical @              $1,000      $1,020.26         $ 4.93
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.15% and 0.97% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford SmallCap Growth Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                        MAXIMIZE
                                                                         SHORT-
                                                                         AND
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                    SMALLCAP GROWTH FUND            RUSSELL 2000 GROWTH INDEX
                                                                    --------------------            -------------------------
10/31/94                                                                    9450                              10000
                                                                            9212                               9595
                                                                            9384                               9821
                                                                            9302                               9621
                                                                            9737                              10066
                                                                            9917                              10359
                                                                           10085                              10515
                                                                           10143                              10653
                                                                           11065                              11387
                                                                           12443                              12274
                                                                           12574                              12425
                                                                           13246                              12681
10/95                                                                      12730                              12057
                                                                           13029                              12588
                                                                           12795                              12868
                                                                           12580                              12761
                                                                           13414                              13343
                                                                           13749                              13607
                                                                           15013                              14652
                                                                           15748                              15404
                                                                           14720                              14403
                                                                           13224                              12644
                                                                           14360                              13580
                                                                           15344                              14279
10/96                                                                      14253                              13664
                                                                           14249                              14043
                                                                           13681                              14317
                                                                           13469                              14675
                                                                           11848                              13789
                                                                           10806                              12815
                                                                           10543                              12667
                                                                           12522                              14570
                                                                           12825                              15064
                                                                           13577                              15836
                                                                           13227                              16311
                                                                           14113                              17612
10/97                                                                      13465                              16554
                                                                           13512                              16160
                                                                           13888                              16170
                                                                           13426                              15955
                                                                           15021                              17363
                                                                           15985                              18093
                                                                           16106                              18203
                                                                           15280                              16880
                                                                           15898                              17052
                                                                           14615                              15628
                                                                           11420                              12021
                                                                           12211                              13240
10/98                                                                      13007                              13931
                                                                           14649                              15012
                                                                           16645                              16371
                                                                           17828                              17107
                                                                           15571                              15542
                                                                           16697                              16095
                                                                           17319                              17517
                                                                           17445                              17545
                                                                           19861                              18469
                                                                           20118                              17898
                                                                           20587                              17229
                                                                           21552                              17562
10/99                                                                      24734                              18011
                                                                           27804                              19915
                                                                           35193                              23424
                                                                           35877                              23206
                                                                           50095                              28606
                                                                           44824                              25600
                                                                           37531                              23014
                                                                           32318                              20998
                                                                           40052                              23711
                                                                           37082                              21679
                                                                           44434                              23960
                                                                           41920                              22769
10/00                                                                      38111                              20920
                                                                           27140                              17121
                                                                           30282                              18169
                                                                           30861                              19639
                                                                           25063                              16946
                                                                           22396                              15406
                                                                           24432                              17291
                                                                           24412                              17693
                                                                           25342                              18176
                                                                           23492                              16625
                                                                           21952                              15586
                                                                           17870                              13071
10/01                                                                      19678                              14328
                                                                           21906                              15524
                                                                           23629                              16491
                                                                           22852                              15904
                                                                           21581                              14875
                                                                           23808                              16168
                                                                           22789                              15819
                                                                           21192                              14893
                                                                           19217                              13630
                                                                           16611                              11535
                                                                           16527                              11530
                                                                           15151                              10697
10/02                                                                      16359                              11238
                                                                           18197                              12352
                                                                           16758                              11500
                                                                           16201                              11187
                                                                           15466                              10888
                                                                           15644                              11053
                                                                           17126                              12098
                                                                           19143                              13462
                                                                           19637                              13722
                                                                           20940                              14759
                                                                           22400                              15552
                                                                           22411                              15158
10/03                                                                      24071                              16468
                                                                           24670                              17005
                                                                           25016                              17081
                                                                           26508                              17978
                                                                           26466                              17951
                                                                           26256                              18035
                                                                           25100                              17130
                                                                           25363                              17470
                                                                           26193                              18052
                                                                           24060                              16431
                                                                           23745                              16078
                                                                           25048                              16967
10/04                                                                      25846                              17379

    --- SMALLCAP GROWTH FUND                   --- RUSSELL 2000 GROWTH INDEX
        $9,450  starting value                     $10,000 starting value
        $25,846 ending value                       $17,379 ending value

RUSSELL 2000 GROWTH INDEX is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGERS

DAVID J. ELLIOTT, CFA
Vice President, Portfolio Manager

JAMES A. RULLO, CFA
Senior Vice President, Partner, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1.2) (as of 10/31/04)

              INCEPTION      1        5        10       SINCE
                 DATE       YEAR     YEAR     YEAR    INCEPTION
--------------------------------------------------------------------
SmallCap A#     1/4/1988    7.38%    0.88%   10.58%    12.43%
--------------------------------------------------------------------
SmallCap A##    1/4/1988    1.48%   -0.25%    9.96%    12.06%
--------------------------------------------------------------------
SmallCap B#   11/14/1994    6.67%    0.28%    NA*       NA*
--------------------------------------------------------------------
SmallCap B##  11/14/1994    1.67%    0.07%    NA*       NA*
--------------------------------------------------------------------
SmallCap C#   11/14/1994    6.67%    0.25%    NA       10.15%
--------------------------------------------------------------------
SmallCap C##  11/14/1994    4.60%   -0.15%    NA       10.04%
--------------------------------------------------------------------
SmallCap H#   11/14/1994    6.85%    0.31%    NA*       NA*
--------------------------------------------------------------------
SmallCap H##  11/14/1994    2.85%    0.10%    NA*       NA*
--------------------------------------------------------------------
SmallCap L#     1/4/1988    7.42%    0.88%   10.58%    12.43%
--------------------------------------------------------------------
SmallCap L##    1/4/1988    2.33%   -0.09%   10.05%    12.11%
--------------------------------------------------------------------
SmallCap M#   11/14/1994    6.86%    0.33%    NA*       NA*
--------------------------------------------------------------------
SmallCap M##  11/14/1994    2.86%    0.11%    NA*       NA*
--------------------------------------------------------------------
SmallCap N#   11/14/1994    6.85%    0.31%    NA       10.18%
--------------------------------------------------------------------
SmallCap N##  11/14/1994    5.85%    0.31%    NA       10.18%
--------------------------------------------------------------------
SmallCap Y#    2/19/2002    7.89%     NA       NA       7.00%
--------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, H, L, M, N, Y and Z shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

Hartford SmallCap Growth Fund Class A, before sales charge, returned 7.38% for the twelve-month period ended October 31, 2004. The Fund outperformed the 5.53% return of the Russell 2000 Growth Index. Performance trailed the 12.93% return of the Lipper Small Cap Core peer group average (the Fund's current peer group) and exceeded the 2.52% return of the Lipper Small Cap Growth peer group average.

WHY DID THE FUND PERFORM THIS WAY?

The U.S. economy continued to demonstrate underlying strength throughout the twelve-month period, with an encouraging turn in employment and increased merger activity. Although higher energy prices, inflation, the geopolitical environment and a Federal Reserve telegraphing higher policy rates weighed on investors, indexes propelled higher during the twelve-month period. Small cap stocks continued to lead large cap stocks, as the Russell 2000 Index gained 11.7% compared to the Russell 1000 Index gain of 9.3%. Value stocks, as measured by the Russell 2000 Value Index advanced 15.5% during the period, outperforming the of 5.5% rise in the Russell 2000 Growth Index. Within the Russell 2000 Growth Index, Energy and Materials sectors appreciated the most, while Information Technology was the only sector to decline.

Stock selection, primarily within the Information Technology and Industrials sectors, drove the Fund's outperformance relative to the benchmark. Leading contributors to absolute performance during the twelve-month period were Incyte Genomics (Pharmaceuticals & Biotechnology), FLIR Systems (Technology Hardware & Equipment) and Cytyc Corporation (Health Care Equipment & Services). Incyte Genomics was favorably impacted by the prospects for its drug for patients with HIV infections, Reverset. FLIR Systems, a manufacturer of thermal imaging products, benefited from revenue and earnings growth. At the end of the annual period, we maintained our position in Incyte Genomics, but removed FLIR Systems and Cytyc from the Fund.

Stock selection within Telecommunication Services and Financials were two areas of weakness relative to the benchmark during the twelve month period. On an absolute basis, the decline of Primus Telecommunications (Telecommunication Services), ESS Technology (Semiconductors & Semiconductor Equipment) and Ciphergen Biosystems (Pharmaceutical & Biotechnology) were the leading detractors from performance. The share price of Primus, a global provider telecommunication services, declined when revenue and profitability growth fell short of expectations. The stock was eliminated from the portfolio as of the end of the period. We continued to hold ESS Technology and Ciphergen Biosystems.

--------------------------------------------------------------------------------

The Fund's sector positioning relative to the Russell 2000 Growth Index also detracted from benchmark-relative returns. Specifically, a modest overweight in the worst performing sector, Information Technology, and a modest underweight in two of the best performing sectors, Energy and Industrials, detracted from relative performance.

WHAT IS THE OUTLOOK?

The global expansion has started to moderate. We anticipate a period of slower growth in the U.S. as consumption, investment, and exports show signs of deceleration from the world GDP growth highs attained in the second quarter. Although consumption spending was previously enhanced in the post-bubble period by tax cuts and cash-outs from mortgage refinancing, future consumer expenditures will be determined by employment gains, which are forecast to improve steadily. We remain focused on leveraging our research resources to build a diversified portfolio that emphasizes stock selection.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             5.3%
-------------------------------------------------------------------
Capital Goods                                               2.9
-------------------------------------------------------------------
Consumer Cyclical                                          11.4
-------------------------------------------------------------------
Energy                                                      3.7
-------------------------------------------------------------------
Finance                                                    19.1
-------------------------------------------------------------------
Health Care                                                16.1
-------------------------------------------------------------------
Futures Contracts                                           0.6
-------------------------------------------------------------------
Services                                                   18.6
-------------------------------------------------------------------
Technology                                                 25.4
-------------------------------------------------------------------
Transportation                                              4.2
-------------------------------------------------------------------
Utilities                                                   0.7
-------------------------------------------------------------------
Other Assets & Liabilities                                 -8.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,029.70         $ 7.40
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,026.60         $10.95
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,026.60         $10.95
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,027.00         $10.09
Hypothetical @              $1,000      $1,015.18         $10.03
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,029.70         $ 7.30
Hypothetical @              $1,000      $1,017.95         $ 7.25
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,027.50         $10.09
Hypothetical @              $1,000      $1,015.18         $10.03
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,027.50         $10.09
Hypothetical @              $1,000      $1,015.18         $10.03
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,032.40         $ 5.26
Hypothetical @              $1,000      $1,019.96         $ 5.23
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.15%, 1.98%, 1.43%, 1.98%, 1.98% and 1.03% for classes A, B, C, H, L, M, N and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Stock Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         GROWTH
                                                                         OF
                                                                        CAPITAL,
                                                                         WITH
                                                                         INCOME
                                                                         AS A
                                                                       SECONDARY
                                                                  CONSIDERATION.
PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                         STOCK FUND                       S&P 500 INDEX
                                                                         ----------                       -------------
7/22/96                                                                     9450                              10000
                                                                            9526                              10102
                                                                            9668                              10317
                                                                           10178                              10897
10/96                                                                      10443                              11198
                                                                           11180                              12043
                                                                           10915                              11805
                                                                           11568                              12542
                                                                           11653                              12641
                                                                           11313                              12122
                                                                           11900                              12845
                                                                           12639                              13630
                                                                           13267                              14236
                                                                           14196                              15368
                                                                           13373                              14507
                                                                           14055                              15301
10/97                                                                      13675                              14790
                                                                           14244                              15475
                                                                           14387                              15741
                                                                           14510                              15914
                                                                           15620                              17061
                                                                           16522                              17935
                                                                           16874                              18118
                                                                           16551                              17806
                                                                           17500                              18529
                                                                           17671                              18333
                                                                           15081                              15684
                                                                           15706                              16689
10/98                                                                      16939                              18044
                                                                           17917                              19138
                                                                           18895                              20240
                                                                           19509                              21086
                                                                           19135                              20430
                                                                           20074                              21248
                                                                           20975                              22070
                                                                           20361                              21549
                                                                           21694                              22745
                                                                           21089                              22035
                                                                           20762                              21925
                                                                           20187                              21324
10/99                                                                      21271                              22674
                                                                           21633                              23134
                                                                           23108                              24495
                                                                           22013                              23265
                                                                           22052                              22825
                                                                           24183                              25058
                                                                           23489                              24304
                                                                           22970                              23805
                                                                           23469                              24391
                                                                           22976                              24010
                                                                           24180                              25501
                                                                           23046                              24155
10/00                                                                      23076                              24054
                                                                           21694                              22158
                                                                           21932                              22267
                                                                           22500                              23057
                                                                           20887                              20957
                                                                           19369                              19630
                                                                           20754                              21153
                                                                           20920                              21295
                                                                           20008                              20777
                                                                           19760                              20574
                                                                           18446                              19288
                                                                           17112                              17731
10/01                                                                      17475                              18070
                                                                           18789                              19456
                                                                           18924                              19627
                                                                           18459                              19341
                                                                           18189                              18967
                                                                           18810                              19680
                                                                           17226                              18488
                                                                           16978                              18352
                                                                           15747                              17045
                                                                           14796                              15717
                                                                           14661                              15820
                                                                           13026                              14102
10/02                                                                      14207                              15342
                                                                           15272                              16244
                                                                           14289                              15290
                                                                           13896                              14891
                                                                           13607                              14668
                                                                           13658                              14810
                                                                           14694                              16029
                                                                           15408                              16872
                                                                           15625                              17088
                                                                           16008                              17389
                                                                           16205                              17728
                                                                           15936                              17540
10/03                                                                      16774                              18531
                                                                           16918                              18694
                                                                           17911                              19674
                                                                           17994                              20036
                                                                           18107                              20314
                                                                           17776                              20008
                                                                           17527                              19693
                                                                           17755                              19963
                                                                           18138                              20351
                                                                           17465                              19677
                                                                           17465                              19756
                                                                           17383                              19969
10/04                                                                      17341                              20275

    --- STOCK FUND                             --- S&P 500 INDEX
        $9,450  starting value                     $10,000 starting value
        $17,341 ending value                       $20,275 ending value

S&P 500 INDEX is a market capitalization weighted price index composed of 500 widely held common stocks.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

           INCEPTION                       SINCE
             DATE      1 YEAR   5 YEAR   INCEPTION
-------------------------------------------------------
Stock A#   7/22/1996    3.39%   -4.01%     7.60%
-------------------------------------------------------
Stock A##  7/22/1996   -2.27%   -5.08%     6.87%
-------------------------------------------------------
Stock B#   7/22/1996    2.67%   -4.69%     NA*
-------------------------------------------------------
Stock B##  7/22/1996   -2.33%   -5.05%     NA*
-------------------------------------------------------
Stock C#   7/22/1996    2.79%   -4.60%     6.90%
-------------------------------------------------------
Stock C##  7/22/1996    0.76%   -4.79%     6.77%
-------------------------------------------------------
Stock Y#   7/22/1996    4.04%   -3.48%     8.15%
-------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

RAND L. ALEXANDER, CFA
Senior Vice President, Partner, Portfolio Manager
--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

The Hartford Stock Fund, Class A, before sales charge, returned 3.39% for the twelve-month period ended October 31, 2004, trailing the average return of 5.98% by its Lipper Large Cap Core peer group, and the 9.42% return of its benchmark, the S&P 500 Index.

WHY DID THE FUND PERFORM THIS WAY?

The strength of the U.S. equity markets continued at the end of 2003 and into the early part of 2004. U.S. markets, however, experienced volatility during the middle part of 2004 due to moderating economic growth, uncertainty about the pace of Federal Reserve interest rate increases, higher energy prices, and concern about the war in Iraq and terrorism.

The best performing sectors of the S&P 500 index were Energy, Industrials, Utilities, and Telecommunications. The Fund was positioned to take advantage of the sharp increase in oil prices by maintaining a higher weighting in Energy stocks than the benchmark during the year. Two of the strongest contributors to absolute returns were Exxon Mobil and Chevron Texaco. Among Industrials, General Electric was a top contributor to the Fund. The Fund's performance, however, was hindered by having no exposure to the strong performing Utilities and Telecommunications sectors. Investors favored these defensive companies, despite their limited long term growth prospects, for their higher yields during an uncertain stock market and interest rate environment.

The Fund's positions in Information Technology and Health Care detracted from relative performance during the year. The Fund was overweight Information Technology, which was the worst performing sector in the S&P 500 during the period. Intel (Semiconductors & Semiconductor Equipment) was the largest detractor from absolute returns. When economic growth moderated during the middle of the year, inventories at semiconductor companies built up due to a slowdown in demand from the end consumer. We think growth will resume when the supply chain settles, and we continue to own Intel. In Health Care, regulatory and pricing concerns pulled down large pharmaceutical stocks. Eli Lilly and Pfizer were among the larger detractors from the Fund's performance during the period, but we continue to own each stock based on attractive valuations and our view that sentiment will improve in the wake of the U.S. election. Stock selection in Financials generally detracted from relative returns. Marsh & McLennan (Insurance) was a significant detractor, declining after the New York Attorney General announced an investigation into business practices at the firm. On the positive side, top contributor Bank of America benefited from credit gains and realized synergies from the Fleet acquisition.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

Our investment positioning continues to have a cyclical bias with on-going overweights in Industrials and Technology. We believe economic growth is sustainable and are seeking more exposure to business and industrial spending, rather than the consumer driven areas of the economy. We have experienced another year of large cap underperformance relative to mid and small cap stocks and we think large caps stocks are well-positioned to outperform. We see a series of supporting factors: a weak dollar benefits large multi-nationals who export goods, dividends will be increasingly important, and valuations for industry leaders are extremely attractive relative to historical levels.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.2%
-------------------------------------------------------------------
Capital Goods                                               4.4
-------------------------------------------------------------------
Consumer Cyclical                                           7.5
-------------------------------------------------------------------
Consumer Staples                                            9.8
-------------------------------------------------------------------
Energy                                                      8.5
-------------------------------------------------------------------
Finance                                                    20.1
-------------------------------------------------------------------
Health Care                                                14.2
-------------------------------------------------------------------
Services                                                    4.8
-------------------------------------------------------------------
Technology                                                 25.2
-------------------------------------------------------------------
Other Assets & Liabilities                                 -0.7
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $  989.40         $ 7.30
Hypothetical @              $1,000      $1,017.80         $ 7.41
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $  985.60         $11.23
Hypothetical @              $1,000      $1,013.83         $11.39
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $  986.30         $10.29
Hypothetical @              $1,000      $1,014.78         $10.43
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $  992.60         $ 3.86
Hypothetical @              $1,000      $1,021.27         $ 3.91
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.46%, 2.25%, 2.06% and 0.77% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Tax-Free California Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                         PROVIDE
                                                                         CURRENT
                                                                         INCOME
                                                                         EXEMPT
                                                                         FROM
                                                                         BOTH
                                                                         FEDERAL
                                                                         AND
                                                                      CALIFORNIA
                                                                         INCOME
                                                                         TAX.
PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                                LEHMAN BROTHERS CALIFORNIA EXEMPT
                                                                 TAX-FREE CALIFORNIA FUND                     INDEX
                                                                 ------------------------       ---------------------------------
10/31/02                                                                   9550                               10000
                                                                           9476                                9985
                                                                           9718                               10166
                                                                           9620                               10116
                                                                           9814                               10269
                                                                           9805                               10274
                                                                           9863                               10562
                                                                          10116                               10630
                                                                          10000                               10549
                                                                           9437                               10152
                                                                           9540                               10234
                                                                           9869                               10529
10/03                                                                      9842                               10491
                                                                           9990                               10618
                                                                          10087                               10704
                                                                          10142                               10770
                                                                          10337                               10948
                                                                          10319                               10923
                                                                          10018                               10652
                                                                           9970                               10611
                                                                          10023                               10679
                                                                          10189                               10821
                                                                          10478                               11058
                                                                          10541                               11116
10/04                                                                     10643                               11231

    --- TAX-FREE CALIFORNIA FUND              --- LEHMAN BROTHERS CALIFORNIA EXEMPT
        $9,550  starting value                    INDEX
        $10,643 ending value                      $10,000 starting value
                                                  $11,231 ending value

LEHMAN BROTHERS CALIFORNIA EXEMPT INDEX is an unmanaged index of municipal bonds issued by the State of California with maturities greater than two years.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

Charles Grande
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

                INCEPTION               SINCE
                   DATE      1 YEAR   INCEPTION
----------------------------------------------------
California A#   10/31/2002   8.15%      5.57%
----------------------------------------------------
California A##  10/31/2002   3.26%      3.18%
----------------------------------------------------
California B#   10/31/2002   7.40%      4.78%
----------------------------------------------------
California B##  10/31/2002   2.40%      2.86%
----------------------------------------------------
California C#   10/31/2002   7.49%      4.88%
----------------------------------------------------
California C##  10/31/2002   5.42%      4.36%
----------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford California Tax-Free Fund Class A placed in the 1st quartile with a total return, before sales charge, of 8.15% versus a return of 5.96% for the Lipper California Municipal Debt Funds and 7.05% for the Lehman Brothers California Exempt Index.

The primary objective of The Hartford Tax-Free California Fund is to provide current income exempt from both federal and California income tax. As of October 31, 2004, the SEC yield for the Fund's Class A shares was 3.32%.

WHY DID THE FUND PERFORM THIS WAY?

Over the past year, the economic picture for the state has improved dramatically. The state elected a new governor and rebounded economically in revenue generation and job growth. The Governor led the charge in formulating a bailout package for the state, which contributed to the state's credit rating upgrade by all the rating agencies.

The Fund benefited from purchasing long state general obligation debt when spreads widened and liquidating those positions as spreads tightened. The Fund's overweight to high yield debt, which also experienced spread tightening as the state economy improved, contributed to our performance. For much of the year, the Fund benefited from its exposure to long maturities (those maturing 22 years and longer) and its underweight to the short end of the curve.

The Fund's allocations to special tax bonds turned in solid performance. We maintained an overweight to the special assessment and tax allocation sectors as we felt the strength of the California real estate market would benefit the bonds. Our focus was on new housing developments with good highway access and close proximity to major economic centers, primarily in southern California. Densely populated areas experiencing good job growth have led the California real estate market and home prices in these areas continue to grow at a healthy pace.

In expectation of continued problems in the airline industry we avoided exposure to airline special facility debt, which benefited performance of the Fund. Airline bonds experienced a steep price decline over the year, which began when the judge in the UAL bankruptcy case called into question the security supporting this debt. Since that decision, US Air and Delta have announced troubles. In addition, while tobacco debt has recently begun to show strong performance, our reduction in exposure to this sector was positive for the Fund for much of the year.

WHAT IS THE OUTLOOK?

General credit strength suggests to us further compression of credit spreads for many California issuers. We are encouraged by widespread improvement in many California credits, but are cautiously monitoring developments in sectors showing relative weakness. We are very cautious of health care sectors in the state because of the costs associated with strong state oversight and nurse to patient staffing regulations.

--------------------------------------------------------------------------------

Municipal bond issuance continues to trickle to market and we expect issuance to remain tepid for the remainder of the year. Although low rate environments often inspire opportunistic refunding bond issuance, one mitigating factor this year is that many issuers took advantage of the low rate environment in 2003, as they perceived that rates were more likely to rise in 2004. Some issuers will likely take advantage of the recent drop in rates, but not to a degree that will significantly pressure the market. Light supply has been met by moderate demand, creating a very thinly traded market. We expect this condition to continue as we enter the fourth quarter. As a result, the broader fixed-income market will drive the general direction of municipal interest rates. Because of the defensive characteristics of the municipal market, we continue to expect municipal bonds to outperform Treasuries in a sustained rising rate environment.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        32.4%
-------------------------------------------------------------------
AA                                                          5.0
-------------------------------------------------------------------
A                                                          20.9
-------------------------------------------------------------------
BBB                                                        21.2
-------------------------------------------------------------------
NR                                                         20.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Finance                                                     5.0%
-------------------------------------------------------------------
General Obligations                                        22.6
-------------------------------------------------------------------
Health Care/Services                                        6.9
-------------------------------------------------------------------
Higher Education                                            7.3
-------------------------------------------------------------------
Land Development                                            9.1
-------------------------------------------------------------------
Miscellaneous                                              12.0
-------------------------------------------------------------------
Pollution Control                                           1.5
-------------------------------------------------------------------
Public Facilities                                          11.3
-------------------------------------------------------------------
Utilities -- Combined                                       1.7
-------------------------------------------------------------------
Utilities -- Electric                                       1.8
-------------------------------------------------------------------
Utilities -- Gas                                            1.8
-------------------------------------------------------------------
Utilities -- Water and Sewer                               11.1
-------------------------------------------------------------------
Waste Disposal                                              2.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  5.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,062.60          $4.93
Hypothetical @              $1,000      $1,020.36          $4.82
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,058.80          $8.54
Hypothetical @              $1,000      $1,016.84          $8.36
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,057.70          $8.53
Hypothetical @              $1,000      $1,016.84          $8.36
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.95%, 1.65% and 1.65% for classes A, B, and C, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Tax-Free Minnesota Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                         PROVIDE
                                                                         CURRENT
                                                                         INCOME
                                                                         EXEMPT
                                                                         FROM
                                                                         BOTH
                                                                         FEDERAL
                                                                         INCOME
                                                                         TAX AND
                                                                       MINNESOTA
                                                                         STATE
                                                                        PERSONAL
                                                                         INCOME
                                                                         TAX.

PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                  TAX-FREE MINNESOTA FUND                     INDEX
                                                                  -----------------------         ------------------------------
10/31/94                                                                    9550                              10000
                                                                            9383                               9819
                                                                            9596                              10035
                                                                            9838                              10322
                                                                           10082                              10622
                                                                           10140                              10744
                                                                           10138                              10757
                                                                           10425                              11100
                                                                           10323                              11003
                                                                           10391                              11108
                                                                           10490                              11248
                                                                           10537                              11320
10/95                                                                      10687                              11484
                                                                           10838                              11675
                                                                           10947                              11787
                                                                           10995                              11876
                                                                           10918                              11796
                                                                           10777                              11645
                                                                           10751                              11612
                                                                           10756                              11608
                                                                           10857                              11734
                                                                           10947                              11840
                                                                           10931                              11838
                                                                           11065                              12003
10/96                                                                      11156                              12139
                                                                           11313                              12361
                                                                           11275                              12309
                                                                           11279                              12332
                                                                           11371                              12445
                                                                           11222                              12279
                                                                           11314                              12382
                                                                           11463                              12569
                                                                           11579                              12702
                                                                           11852                              13054
                                                                           11721                              12932
                                                                           11850                              13085
10/97                                                                      11923                              13170
                                                                           11984                              13247
                                                                           12150                              13440
                                                                           12257                              13579
                                                                           12237                              13583
                                                                           12241                              13595
                                                                           12174                              13534
                                                                           12365                              13748
                                                                           12403                              13802
                                                                           12430                              13837
                                                                           12670                              14051
                                                                           12828                              14226
10/98                                                                      12772                              14225
                                                                           12823                              14275
                                                                           12850                              14311
                                                                           12974                              14481
                                                                           12913                              14418
                                                                           12902                              14438
                                                                           12941                              14474
                                                                           12840                              14390
                                                                           12676                              14183
                                                                           12712                              14235
                                                                           12623                              14121
                                                                           12609                              14127
10/99                                                                      12468                              13973
                                                                           12583                              14122
                                                                           12519                              14017
                                                                           12455                              13956
                                                                           12611                              14118
                                                                           12819                              14427
                                                                           12744                              14341
                                                                           12668                              14267
                                                                           12947                              14645
                                                                           13109                              14848
                                                                           13298                              15077
                                                                           13223                              14999
10/00                                                                      13373                              15163
                                                                           13471                              15277
                                                                           13839                              15655
                                                                           13924                              15810
                                                                           13982                              15860
                                                                           14079                              16002
                                                                           13889                              15829
                                                                           14054                              15999
                                                                           14134                              16106
                                                                           14342                              16345
                                                                           14553                              16614
                                                                           14489                              16558
10/01                                                                      14682                              16756
                                                                           14499                              16614
                                                                           14350                              16457
                                                                           14554                              16743
                                                                           14629                              16945
                                                                           14382                              16612
                                                                           14648                              16937
                                                                           14718                              17040
                                                                           14887                              17221
                                                                           15058                              17443
                                                                           15216                              17652
                                                                           15533                              18039
10/02                                                                      15220                              17740
                                                                           15112                              17665
                                                                           15467                              18038
                                                                           15394                              17993
                                                                           15629                              18245
                                                                           15616                              18256
                                                                           15680                              18376
                                                                           16098                              18806
                                                                           16010                              18725
                                                                           15368                              18070
                                                                           15465                              18205
10/03                                                                      15982                              18741
                                                                           15864                              18647
                                                                           16050                              18841
                                                                           16208                              18997
                                                                           16274                              19105
                                                                           16525                              19392
                                                                           16499                              19324
                                                                           16099                              18866
                                                                           16057                              18798
                                                                           16093                              18866
                                                                           16303                              19115
                                                                           16640                              19497
                                                                           16741                              19601
10/04                                                                      16873                              19769

    --- TAX-FREE MINNESOTA FUND               --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                    $10,000 starting value
        $16,873 ending value                      $19,769 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                 INCEPTION        1        5      10       SINCE
                    DATE         YEAR    YEAR    YEAR    INCEPTION
-----------------------------------------------------------------------
Minnesota A#       6/2/1986      6.37%   6.24%   5.86%     6.17%
-----------------------------------------------------------------------
Minnesota A##      6/2/1986      1.60%   5.27%   5.37%     5.91%
-----------------------------------------------------------------------
Minnesota B#     11/14/1994      5.71%   5.46%    NA*      NA*
-----------------------------------------------------------------------
Minnesota B##    11/14/1994      0.72%   5.13%    NA*      NA*
-----------------------------------------------------------------------
Minnesota C#     11/14/1994      5.60%   5.43%    NA       5.24%
-----------------------------------------------------------------------
Minnesota C##    11/14/1994      3.54%   5.05%    NA       5.13%
-----------------------------------------------------------------------
Minnesota E#       6/2/1986      6.62%   6.54%   6.00%     6.25%
-----------------------------------------------------------------------
Minnesota E##      6/2/1986      1.78%   5.56%   5.52%     5.99%
-----------------------------------------------------------------------
Minnesota H#     11/14/1994      5.61%   5.50%    NA*      NA*
-----------------------------------------------------------------------
Minnesota H##    11/14/1994      1.61%   5.18%    NA*      NA*
-----------------------------------------------------------------------
Minnesota L#     11/14/1994      6.41%   6.29%    NA       6.06%
-----------------------------------------------------------------------
Minnesota L##    11/14/1994      1.66%   5.32%    NA       5.57%
-----------------------------------------------------------------------
Minnesota M#     11/14/1994      5.61%   5.53%    NA*      NA*
-----------------------------------------------------------------------
Minnesota M##    11/14/1994      1.62%   5.21%    NA*      NA*
-----------------------------------------------------------------------
Minnesota N#     11/14/1994      5.71%   5.55%    NA       5.27%
-----------------------------------------------------------------------
Minnesota N##    11/14/1994      4.71%   5.55%    NA       5.27%
-----------------------------------------------------------------------
Minnesota Y#      2/19/2002      6.58%    NA      NA       5.92%
-----------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
 * 10 year and inception returns are not applicable for Classes
   B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is of the fund's Class E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, E, H, L, M, N and Y shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford Tax-Free Minnesota Fund Class A placed in the 1st quartile with a total return, before sales charge, of 6.37% versus a return of 5.49% for the Lipper Minnesota Municipal Debt Funds and 6.04% for the Lehman Brothers Municipal Bond Index.

The primary objective of The Hartford Tax-Free Minnesota Fund is to provide current income exempt from both federal tax and Minnesota state personal income tax. As of October 31, 2004, the SEC yield for this Fund's Class A shares was 2.99%.

WHY DID THE FUND PERFORM THIS WAY?

The economic recovery had a positive effect on most municipal credits. As the year progressed, Minnesota reported increased revenue from tax receipts with particular strength in corporate tax collections. For much of the year, the Fund benefited from its exposure to long maturities (those maturing 22 years and longer) and its underweight to the short end of the curve as the longer maturities performed well. We began to shorten duration in the second quarter of 2004, in anticipation of a rise in rates, and focused our purchases on higher coupon bonds on the intermediate part of the curve.

Solid performance was achieved in spite of the lack of new issuance. In general, we were overweight to revenue bonds versus general obligation bonds for the additional yield pickup. We also maintained sector overweights in select bonds with strong credit profiles in education, higher yielding transportation and special tax bonds. Our purchases in these sectors provided both total return and yield enhancement. Within education, we favored non-rated charter schools with capabilities in specialized areas of teaching.

The portfolio also benefited from our decision to reduce exposure to bonds linked directly to airlines. Airline bonds experienced a steep price decline over the year, which began when the judge in the UAL bankruptcy case called into question the security supporting this debt. Subsequent to this event, U.S. Air and Delta have announced troubles. In addition, while tobacco debt has recently begun to show strong performance, our reduction in exposure to this sector was positive for the Fund for much of the year.

WHAT IS THE OUTLOOK?

Unaudited reports from the Minnesota Department of Finance indicating the state finished fiscal year 2004 with a $194 million surplus are encouraging. The surplus was primarily the product of net general fund receipts coming in 1.5% above forecasts. National

--------------------------------------------------------------------------------

economic recovery and general credit strengthening suggest further compression of high yield municipal credit spreads. Since the second half of the year, municipal bond issuance has trickled to the market, and we expect Minnesota issuance to remain tepid for the remainder of the year. Although low rate environments often inspire opportunistic refunding bond issuance, one mitigating factor this year is that many issuers took advantage of the low rate environment in 2003, as they perceived that rates were more likely to rise in 2004. Some Minnesota issuers will likely take advantage of the recent drop in rates, but not to a degree that will significantly pressure the market. Light supply has been met by moderate demand, creating a very thinly traded market. We expect this condition to continue. As a result, the broader fixed-income market will drive the general direction of municipal interest rates. Because of the defensive characteristics of the municipal market, we continue to expect municipal bonds to outperform Treasuries in a sustained rising rate environment.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        36.9%
-------------------------------------------------------------------
AA                                                         17.6
-------------------------------------------------------------------
A                                                          26.2
-------------------------------------------------------------------
BBB                                                        11.8
-------------------------------------------------------------------
BB                                                          2.3
-------------------------------------------------------------------
NR                                                          5.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            3.1%
-------------------------------------------------------------------
Finance                                                     4.9
-------------------------------------------------------------------
General Obligations                                        32.4
-------------------------------------------------------------------
Health Care/Services                                       11.0
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                       1.0
-------------------------------------------------------------------
Housing (HFA's, etc.)                                      10.9
-------------------------------------------------------------------
Miscellaneous                                               8.3
-------------------------------------------------------------------
Pollution Control                                           3.5
-------------------------------------------------------------------
Public Facilities                                           2.3
-------------------------------------------------------------------
Transportation                                              5.4
-------------------------------------------------------------------
Utilities -- Combined                                       0.8
-------------------------------------------------------------------
Utilities -- Electric                                       7.5
-------------------------------------------------------------------
Utilities -- Water and Sewer                                4.9
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,048.10          $4.63
Hypothetical @              $1,000      $1,020.61          $4.57
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,044.40          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,044.30          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS E
Actual                      $1,000      $1,049.00          $4.17
Hypothetical @              $1,000      $1,021.06          $4.12
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,044.20          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,044.20          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,044.20          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,044.20          $8.22
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,048.30          $4.48
Hypothetical @              $1,000      $1,020.76          $4.42
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.81%, 1.60, 1.60%, 1.60%, 1.60% and 0.87% for classes A, B, C, E H,
   L, M, N and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Tax-Free National Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                         PROVIDE
                                                                         CURRENT
                                                                         INCOME
                                                                         EXEMPT
                                                                         FROM
                                                                         FEDERAL
                                                                         INCOME
                                                                         TAX.

PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                                                  LEHMAN BROTHERS MUNICIPAL BOND
                                                                   TAX-FREE NATIONAL FUND                     INDEX
                                                                   ----------------------         ------------------------------
10/31/94                                                                    9550                              10000
                                                                            9407                               9819
                                                                            9639                              10035
                                                                            9895                              10322
                                                                           10192                              10622
                                                                           10240                              10744
                                                                           10240                              10757
                                                                           10570                              11100
                                                                           10404                              11003
                                                                           10492                              11108
                                                                           10608                              11248
                                                                           10656                              11320
10/95                                                                      10823                              11484
                                                                           11051                              11675
                                                                           11168                              11787
                                                                           11225                              11876
                                                                           11111                              11796
                                                                           10944                              11645
                                                                           10889                              11612
                                                                           10895                              11608
                                                                           10994                              11734
                                                                           11124                              11840
                                                                           11099                              11838
                                                                           11262                              12003
10/96                                                                      11383                              12139
                                                                           11589                              12361
                                                                           11522                              12309
                                                                           11517                              12332
                                                                           11609                              12445
                                                                           11444                              12279
                                                                           11536                              12382
                                                                           11705                              12569
                                                                           11830                              12702
                                                                           12216                              13054
                                                                           12025                              12932
                                                                           12184                              13085
10/97                                                                      12256                              13170
                                                                           12316                              13247
                                                                           12527                              13440
                                                                           12655                              13579
                                                                           12625                              13583
                                                                           12607                              13595
                                                                           12498                              13534
                                                                           12737                              13748
                                                                           12761                              13802
                                                                           12774                              13837
                                                                           12993                              14051
                                                                           13155                              14226
10/98                                                                      13110                              14225
                                                                           13146                              14275
                                                                           13182                              14311
                                                                           13313                              14481
                                                                           13231                              14418
                                                                           13209                              14438
                                                                           13258                              14474
                                                                           13139                              14390
                                                                           12912                              14183
                                                                           12949                              14235
                                                                           12829                              14121
                                                                           12818                              14127
10/99                                                                      12636                              13973
                                                                           12784                              14122
                                                                           12699                              14017
                                                                           12626                              13956
                                                                           12803                              14118
                                                                           13054                              14427
                                                                           12971                              14341
                                                                           12886                              14267
                                                                           13207                              14645
                                                                           13377                              14848
                                                                           13585                              15077
                                                                           13501                              14999
10/00                                                                      13647                              15163
                                                                           13743                              15277
                                                                           14175                              15655
                                                                           14271                              15810
                                                                           14302                              15860
                                                                           14421                              16002
                                                                           14161                              15829
                                                                           14320                              15999
                                                                           14422                              16106
                                                                           14651                              16345
                                                                           14962                              16614
                                                                           14875                              16558
10/01                                                                      15077                              16756
                                                                           14879                              16614
                                                                           14670                              16457
                                                                           14938                              16743
                                                                           15079                              16945
                                                                           14749                              16612
                                                                           15068                              16937
                                                                           15196                              17040
                                                                           15363                              17221
                                                                           15572                              17443
                                                                           15768                              17652
                                                                           16145                              18039
10/02                                                                      15811                              17740
                                                                           15670                              17665
                                                                           16093                              18038
                                                                           15983                              17993
                                                                           16260                              18245
                                                                           16237                              18256
                                                                           16377                              18376
                                                                           16835                              18806
                                                                           16709                              18725
                                                                           15940                              18070
                                                                           16098                              18205
                                                                           16580                              18741
10/03                                                                      16471                              18647
                                                                           16670                              18841
                                                                           16846                              18997
                                                                           16963                              19105
                                                                           17232                              19392
                                                                           17197                              19324
                                                                           16764                              18866
                                                                           16698                              18798
                                                                           16755                              18866
                                                                           16999                              19115
                                                                           17369                              19497
                                                                           17474                              19601
10/04                                                                      17641                              19769

    --- TAX-FREE NATIONAL FUND                 --- LEHMAN BROTHERS MUNICIPAL BOND INDEX
        $9,550  starting value                     $10,000 starting value
        $17,641 ending value                       $19,769 ending value

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged index of municipal bonds with maturities greater than two years.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

              INCEPTION      1        5      10       SINCE
                 DATE       YEAR    YEAR    YEAR    INCEPTION
------------------------------------------------------------------
National A#     6/2/1986    7.10%   6.90%   6.33%     6.64%
------------------------------------------------------------------
National A##    6/2/1986    2.29%   5.91%   5.84%     6.37%
------------------------------------------------------------------
National B#   11/14/1994    6.39%   5.94%    NA*      NA*
------------------------------------------------------------------
National B##  11/14/1994    1.39%   5.62%    NA*      NA*
------------------------------------------------------------------
National C#   11/14/1994    6.47%   6.01%    NA       5.70%
------------------------------------------------------------------
National C##  11/14/1994    4.41%   5.64%    NA       5.59%
------------------------------------------------------------------
National E#     6/2/1986    7.45%   7.03%   6.39%     6.67%
------------------------------------------------------------------
National E##    6/2/1986    2.62%   6.04%   5.90%     6.41%
------------------------------------------------------------------
National H#   11/14/1994    6.37%   6.02%    NA*      NA*
------------------------------------------------------------------
National H##  11/14/1994    2.37%   5.70%    NA*      NA*
------------------------------------------------------------------
National L#   11/14/1994    7.12%   6.77%    NA       6.48%
------------------------------------------------------------------
National L##  11/14/1994    2.30%   5.80%    NA       5.99%
------------------------------------------------------------------
National M#   11/14/1994    6.37%   6.00%    NA*      NA*
------------------------------------------------------------------
National M##  11/14/1994    2.37%   5.68%    NA*      NA*
------------------------------------------------------------------
National N#   11/14/1994    6.38%   5.99%    NA       5.69%
------------------------------------------------------------------
National N##  11/14/1994    5.38%   5.99%    NA       5.69%
------------------------------------------------------------------
National Y#    2/19/2002    7.36%    NA      NA       6.47%
------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is of the fund's Class E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, E, H, L, M, N and Y shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford Tax-Free National Fund Class A placed in the 1st quartile with a total return, before sales charge, of 7.10% versus a return of 5.23% for the Lipper General Municipal Debt Funds and 6.04% for the Lehman Brothers Municipal Bond Index.

The primary objective of The Hartford Tax-Free National Fund is to provide current income exempt from federal income tax. As of October 31, 2004, the SEC yield for the Fund's Class A shares was 3.41%.

WHY DID THE FUND PERFORM THIS WAY?

The national economic recovery continues to have a positive effect on most municipal credits. Revenue growth had been broad based, with each of the major geographic regions of the country showing growth. The Fund's strong performance can be attributed to yield curve positioning and sector allocation. Fund duration was shortened over the year to reduce the interest rate sensitivity of the portfolio. For much of the year, we maintained an overweight to the longer part of the curve versus the benchmark, which proved to be beneficial for all periods except the second quarter of 2004. This had the effect of maximizing yield and enhancing total return for the Fund.

The new issue calendar for municipal bonds has been thin in the second half of 2004, and as a result there has been a scarcity of product. Our focus has been on the education, special tax and hospital sectors for the incremental yield they offer. Within education, our focus was on lower tier colleges, which exhibit stable credit characteristics and non-rated private charter schools. We prefer charter schools with 3-5 years of operational history and preferably those that operate in a niche market such as English as a second language. Our holdings in special assessment debt has also helped portfolio total return performance and enhanced yield with the non-rated debt paying up to 100 basis points in extra yield.

As important as it is to select the right sectors for the portfolio, it is equally important to avoid sectors that are on a downward trend. A lack of exposure to airline debt enhanced performance of the Fund. Airline bonds experienced a steep price decline over the year, which began when the judge in the UAL bankruptcy case brought into question the security supporting this debt. Since that

--------------------------------------------------------------------------------

event, US Air and Delta have announced troubles. In addition, while tobacco debt has recently begun to show strong performance, our reduction in exposure to this sector was positive for the Fund for much of the year.
WHAT IS THE OUTLOOK?
We expect issuance to remain tepid for a while. Although low rate environments often inspire opportunistic refunding bond issuance, one mitigating factor this year is that many issuers took advantage of the low rate environment in 2003, as they perceived that rates were more likely to rise in 2004. Some issuers will likely take advantage of the recent drop in rates, but not to a degree that will significantly pressure the market. Light supply has been met by moderate demand, creating a very thinly traded market. We expect this condition to continue for the near term. As a result, the broader fixed-income market will drive the general direction of municipal interest rates. Because of the defensive characteristics of the municipal market, we continue to expect municipal bonds to outperform Treasuries in a sustained rising rate environment.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                      PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                        18.6%
-------------------------------------------------------------------
AA                                                         15.0
-------------------------------------------------------------------
A                                                          20.7
-------------------------------------------------------------------
BBB                                                        28.4
-------------------------------------------------------------------
BB                                                          1.1
-------------------------------------------------------------------
NR                                                         16.2
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            0.6%
-------------------------------------------------------------------
Debt Futures Contracts and Options                          0.6
-------------------------------------------------------------------
General Obligations                                        24.6
-------------------------------------------------------------------
Health Care/Services                                        9.2
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      11.0
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       3.5
-------------------------------------------------------------------
Industrial                                                  1.1
-------------------------------------------------------------------
Land Development                                            5.0
-------------------------------------------------------------------
Miscellaneous                                               7.5
-------------------------------------------------------------------
Pollution Control                                           2.4
-------------------------------------------------------------------
Public Facilities                                           9.2
-------------------------------------------------------------------
Refunded with U.S. Government Securities                    2.1
-------------------------------------------------------------------
Transportation                                              2.6
-------------------------------------------------------------------
Utilities -- Combined                                       0.9
-------------------------------------------------------------------
Utilities -- Electric                                       5.6
-------------------------------------------------------------------
Utilities -- Water and Sewer                                9.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.4
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

DISTRIBUTION BY STATE
as of October 31, 2004

                                                      PERCENTAGE OF
STATE                                                  NET ASSETS
-------------------------------------------------------------------
Alabama                                                     2.2%
-------------------------------------------------------------------
Arizona                                                     8.1
-------------------------------------------------------------------
California                                                 11.2
-------------------------------------------------------------------
Florida                                                     5.7
-------------------------------------------------------------------
Georgia                                                     5.1
-------------------------------------------------------------------
Hawaii                                                      0.6
-------------------------------------------------------------------
Illinois                                                    5.6
-------------------------------------------------------------------
Kentucky                                                    1.1
-------------------------------------------------------------------
Louisiana                                                   0.6
-------------------------------------------------------------------
Maryland                                                    3.0
-------------------------------------------------------------------
Massachusetts                                               1.2
-------------------------------------------------------------------
Michigan                                                    5.5
-------------------------------------------------------------------
Minnesota                                                   3.4
-------------------------------------------------------------------
Mississippi                                                 0.3
-------------------------------------------------------------------
Missouri                                                    0.6
-------------------------------------------------------------------
Nevada                                                      1.7
-------------------------------------------------------------------
New Hampshire                                               0.8
-------------------------------------------------------------------
New Jersey                                                  5.7
-------------------------------------------------------------------
New York                                                    7.3
-------------------------------------------------------------------
North Carolina                                              1.2
-------------------------------------------------------------------
Ohio                                                        3.4
-------------------------------------------------------------------
Other U.S. Territories                                      3.0
-------------------------------------------------------------------
Pennsylvania                                                3.6
-------------------------------------------------------------------
Rhode Island                                                0.3
-------------------------------------------------------------------
South Carolina                                              2.5
-------------------------------------------------------------------
Tennessee                                                   0.5
-------------------------------------------------------------------
Texas                                                       4.2
-------------------------------------------------------------------
Utah                                                        0.6
-------------------------------------------------------------------
Virginia                                                    1.2
-------------------------------------------------------------------
Washington                                                  0.8
-------------------------------------------------------------------
Wisconsin                                                   4.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  5.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

--------------------------------------------------------------------------------

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,052.30          $5.42
Hypothetical @              $1,000      $1,019.86          $5.33
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,048.90          $9.01
Hypothetical @              $1,000      $1,016.34          $8.87
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,049.80          $9.02
Hypothetical @              $1,000      $1,016.34          $8.87
----------------------------------------------------------------------
CLASS E
Actual                      $1,000      $1,053.50          $4.59
Hypothetical @              $1,000      $1,020.66          $4.52
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,048.80          $8.96
Hypothetical @              $1,000      $1,016.39          $8.82
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,052.40          $5.42
Hypothetical @              $1,000      $1,019.86          $5.33
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,048.80          $9.01
Hypothetical @              $1,000      $1,016.34          $8.87
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,048.90          $9.01
Hypothetical @              $1,000      $1,016.34          $8.87
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,053.20          $4.90
Hypothetical @              $1,000      $1,020.36          $4.82
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.05%, 1.75%, 1.75%, 0.89%, 1.74%, 1.05%, 1.75%, 1.75% and 0.95% for classes A, B, C, E, H,
   L, M, N and Y, respectively, multiplied by average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Tax-Free New York Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                         PROVIDE
                                                                         CURRENT
                                                                         INCOME
                                                                         EXEMPT
                                                                         FROM
                                                                        FEDERAL,
                                                                         NEW
                                                                         YORK
                                                                         STATE
                                                                         AND
                                                                         NEW
                                                                         YORK
                                                                         CITY
                                                                         INCOME
                                                                         TAX.
PERFORMANCE OVERVIEW(2) 10/31/02 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                   TAX-FREE NEW YORK FUND          LEHMAN NEW YORK EXEMPT INDEX
                                                                   ----------------------          ----------------------------
10/31/02                                                                    9550                              10000
                                                                            9474                               9945
                                                                            9733                              10161
                                                                            9660                              10138
                                                                            9831                              10275
                                                                            9850                              10285
                                                                            9937                              10349
                                                                           10256                              10584
                                                                           10168                              10542
                                                                            9643                              10185
                                                                            9752                              10267
                                                                           10097                              10562
10/03                                                                      10030                              10514
                                                                           10171                              10621
                                                                           10319                              10698
                                                                           10384                              10757
                                                                           10577                              10914
                                                                           10538                              10873
                                                                           10225                              10626
                                                                           10166                              10587
                                                                           10197                              10620
                                                                           10351                              10760
                                                                           10588                              10969
                                                                           10671                              11028
10/04                                                                      10784                              11120

    --- TAX-FREE NEW YORK FUND                --- LEHMAN BROTHERS NEW YORK EXEMPT INDEX
        $9,550  starting value                    $10,000 starting value
        $10,784 ending value                      $11,120 ending value

LEHMAN BROTHERS NEW YORK EXEMPT INDEX is an unmanaged index of municipal bonds issued by the State of New York with maturities greater than two years.
The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

              INCEPTION DATE   1 YEAR   SINCE INCEPTION
------------------------------------------------------------
New York A#     10/31/2002      7.52%        6.27%
------------------------------------------------------------
New York A##    10/31/2002      2.67%        3.86%
------------------------------------------------------------
New York B#     10/31/2002      6.76%        5.52%
------------------------------------------------------------
New York B##    10/31/2002      1.76%        3.61%
------------------------------------------------------------
New York C#     10/31/2002      6.76%        5.52%
------------------------------------------------------------
New York C##    10/31/2002      4.69%        5.00%
------------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

CHARLES GRANDE
Senior Vice President

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the one year period ended October 31, 2004, The Hartford Tax-Free New York Fund Class A placed in the 1st quartile with a total return, before sales charge, of 7.52% versus a return of 5.03% for the Lipper New York Municipal Debt Funds and 5.77% for the Lehman Brothers New York Exempt Index.

The primary objective of The Hartford Tax-Free New York Fund is to provide current income exempt from federal and New York State and New York City income tax. As of October 31, 2004, the SEC yield for this Fund's Class A shares was 3.17%.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's solid performance is attributable to yield curve positioning and sector allocation. Throughout the year, the Fund's duration was lowered significantly, from 12 years on October 31, 2003, to its current position of 7.9 years in order to reduce the portfolio's sensitivity to interest rates. Our current focus has concentrated on investing in the intermediate segment of the yield curve. We have, however, maintained an overweight versus the benchmark to the longer maturities, which has positively affected Fund performance.

Throughout much of the year, our overweight to revenue bonds (for the additional yield opportunities) and underweight to insured bonds proved beneficial. Within the revenue sector we favored select bonds with strong credit profiles in education, health care and special tax sectors. Our focus in education has been on lower tier colleges with stable financial characteristics. We believe these institutions will benefit from recent demographic trends indicating a small boom in the number of young adults entering college. Special tax bond exposure is primarily supported by economically sensitive revenues (personal income and sales taxes), which should continue to perform well as the New York economy improves.

In expectation of continued problems in the airline industry we avoided exposure to airline special facility debt, which benefited performance of the Fund. Airline bonds experienced a steep price decline over the year, which began when the judge in the UAL bankruptcy case called into question the security supporting this debt. Subsequent to this event, U.S. Air and Delta announced troubles. In addition, while tobacco debt has recently begun to show strong performance, our reduction in exposure to this sector was positive for the Fund for much of the year.

WHAT IS THE OUTLOOK?

The economic recovery continues to have a positive effect on many New York credits. New York issuance has dropped significantly from last year. Although low rate environments often inspire opportunistic refunding bond issuance, one mitigating factor this year is that many issuers took advantage of the low rate environment in 2003, as they perceived that rates were more likely

--------------------------------------------------------------------------------

to rise in 2004. We do expect New York issuance to pick up slightly now that the annual budget has been passed. Light supply has been met by moderate demand, creating a very thinly traded market. We expect this condition to continue, despite the expected up-tick in New York issuance. As a result, the broader fixed-income market will drive the general direction of municipal interest rates. Because of the defensive characteristics of the municipal market, we continue to expect municipal bonds to outperform Treasuries in a sustained rising rate environment.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                     PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                       18.2%
-------------------------------------------------------------------
AA                                                        32.7
-------------------------------------------------------------------
A                                                         30.1
-------------------------------------------------------------------
BBB                                                       15.7
-------------------------------------------------------------------
BB                                                         1.7
-------------------------------------------------------------------
NR                                                         1.6
-------------------------------------------------------------------
TOTAL                                                    100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Airport Revenues                                            1.6%
-------------------------------------------------------------------
Finance                                                     4.9
-------------------------------------------------------------------
General Obligations                                        14.4
-------------------------------------------------------------------
Health Care/Services                                        9.4
-------------------------------------------------------------------
Higher Education (Univ., Dorms, etc.)                      25.3
-------------------------------------------------------------------
Housing (HFA's, etc.)                                       4.9
-------------------------------------------------------------------
Industrial                                                  1.8
-------------------------------------------------------------------
Land Development                                            1.7
-------------------------------------------------------------------
Miscellaneous                                               8.6
-------------------------------------------------------------------
Pollution Control                                           3.3
-------------------------------------------------------------------
Public Facilities                                           3.3
-------------------------------------------------------------------
Transportation                                             10.0
-------------------------------------------------------------------
Utilities -- Electric                                       1.8
-------------------------------------------------------------------
Utilities -- Water and Sewer                                5.0
-------------------------------------------------------------------
Other Assets & Liabilities                                  4.0
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,054.80          $4.55
Hypothetical @              $1,000      $1,020.71          $4.47
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,050.00          $8.19
Hypothetical @              $1,000      $1,017.14          $8.06
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,050.00          $8.24
Hypothetical @              $1,000      $1,017.09          $8.11
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 0.88%, 1.59% and 1.60% for classes A, B and C, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Total Return Bond Fund
(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         A
                                                                     COMPETITIVE
                                                                         TOTAL
                                                                         RETURN,
                                                                         WITH
                                                                         INCOME
                                                                         AS A
                                                                       SECONDARY
                                                                      OBJECTIVE.
PERFORMANCE OVERVIEW(3) 7/22/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                                              LEHMAN BROTHERS U.S. AGGREGATE BOND
                                                                TOTAL RETURN BOND FUND                       INDEX
                                                                ----------------------        -----------------------------------
7/22/96                                                                  9550                                10000
                                                                         9569                                10027
                                                                         9562                                10010
                                                                         9751                                10184
10/96                                                                    9958                                10410
                                                                        10168                                10588
                                                                        10097                                10490
                                                                        10153                                10522
                                                                        10186                                10549
                                                                        10054                                10431
                                                                        10205                                10588
                                                                        10315                                10689
                                                                        10464                                10816
                                                                        10811                                11108
                                                                        10694                                11013
                                                                        10865                                11175
10/97                                                                   10960                                11337
                                                                        11034                                11389
                                                                        11187                                11504
                                                                        11339                                11652
                                                                        11332                                11642
                                                                        11381                                11682
                                                                        11419                                11743
                                                                        11533                                11854
                                                                        11618                                11955
                                                                        11618                                11980
                                                                        11693                                12175
                                                                        12008                                12460
10/98                                                                   11871                                12394
                                                                        11996                                12465
                                                                        12027                                12502
                                                                        12122                                12591
                                                                        11818                                12371
                                                                        11878                                12439
                                                                        11940                                12479
                                                                        11769                                12369
                                                                        11697                                12329
                                                                        11655                                12276
                                                                        11632                                12270
                                                                        11739                                12412
10/99                                                                   11766                                12458
                                                                        11770                                12457
                                                                        11702                                12397
                                                                        11673                                12356
                                                                        11813                                12506
                                                                        11970                                12671
                                                                        11951                                12634
                                                                        11940                                12628
                                                                        12212                                12891
                                                                        12293                                13008
                                                                        12434                                13196
                                                                        12505                                13280
10/00                                                                   12539                                13367
                                                                        12733                                13586
                                                                        13017                                13839
                                                                        13302                                14066
                                                                        13381                                14189
                                                                        13398                                14259
                                                                        13378                                14200
                                                                        13452                                14285
                                                                        13430                                14339
                                                                        13740                                14660
                                                                        13893                                14829
                                                                        13928                                15002
10/01                                                                   14162                                15316
                                                                        14084                                15105
                                                                        14020                                15008
                                                                        14075                                15129
                                                                        14130                                15276
                                                                        13909                                15023
                                                                        14178                                15314
                                                                        14327                                15444
                                                                        14304                                15579
                                                                        14335                                15767
                                                                        14609                                16034
                                                                        14745                                16293
10/02                                                                   14798                                16218
                                                                        14958                                16213
                                                                        15323                                16549
                                                                        15450                                16564
                                                                        15685                                16793
                                                                        15705                                16779
                                                                        15905                                16918
                                                                        16243                                17233
                                                                        16229                                17199
                                                                        15739                                16621
                                                                        15847                                16730
                                                                        16274                                17174
10/03                                                                   16153                                17014
                                                                        16211                                17055
                                                                        16416                                17229
                                                                        16544                                17367
                                                                        16676                                17554
                                                                        16769                                17686
                                                                        16362                                17226
                                                                        16303                                17157
                                                                        16368                                17255
                                                                        16483                                17426
                                                                        16768                                17759
                                                                        16848                                17807
10/04                                                                   16983                                17956

    --- TOTAL RETURN BOND FUND             --- LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX
        $9,550  starting value                 $10,000 starting value
        $16,983 ending value                   $17,956 ending value

LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX is an unmanaged index and is composed of securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

                  INCEPTION                       SINCE
                    DATE      1 YEAR   5 YEAR   INCEPTION
--------------------------------------------------------------
Total Return A#   7/22/1996    5.10%   7.62%      7.20%
--------------------------------------------------------------
Total Return A##  7/22/1996    0.41%   6.64%      6.60%
--------------------------------------------------------------
Total Return B#   7/22/1996    4.37%   6.85%      NA*
--------------------------------------------------------------
Total Return B##  7/22/1996   -0.54%   6.54%      NA*
--------------------------------------------------------------
Total Return C#   7/22/1996    4.76%   6.93%      6.48%
--------------------------------------------------------------
Total Return C##  7/22/1996    2.71%   6.72%      6.35%
--------------------------------------------------------------
Total Return Y#   7/22/1996    5.64%   8.13%      7.70%
--------------------------------------------------------------

 # Without sales charge
## With sales charge
 * Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Class C shares commenced operations on 7/31/98. Performance prior to 7/31/98 reflects Class B performance less Class C sales charges where applicable.
(2) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

NASRI TOUTOUNGI
Managing Director

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended October 31, 2004, The Hartford Total Return Bond Fund Class A placed in the 2nd quartile with a return, before sales charge, of 5.10% versus a return of 4.86% for the Lipper Intermediate Investment Grade Funds and 5.53% for the Lehman Brothers U.S. Aggregate Bond Index.

WHY DID THE FUND PERFORM THIS WAY?

In the past year, the Fund was positioned for a growing economy. After a period of slow growth in the end of 2003 and into 2004, key indicators began to point to a sustainable recovery towards the end of March. During the second and third quarters of 2004, the major credit sectors outperformed U.S. Treasuries because of a reduction in concerns relating to terrorism following completion of the political conventions and the Olympics without grave terrorist incident, and because growth, while moderate, remained strong enough to contribute significantly to profitability and credit quality. The Fund's duration proved beneficial as interest rates rose toward the end of the first quarter and throughout the second quarter of 2004. As rates declined in the third quarter, however, the Fund's short duration became a drag on performance. Allocations to non-dollar and emerging markets proved beneficial to the Fund over the past 12 months while being underweight mortgage-backed securities detracted from performance. High yield allocations added value as the sector continues to post solid returns in 2004.

WHAT IS THE OUTLOOK?

The Fund has a slightly defensive stance to rates. We expect 10 year Treasury rates to rise gently between now and December 31, 2004 to a 4.5% rate. Our outlook is driven by the fact that fundamentals continue to point to relatively subdued but sound economic growth. While the consumption side of the economy has slowed some, businesses are still investing and cash flow is strong. The latest employment numbers are confirming that we might be pulling out of the soft patch. With the uncertainty of the election results behind us, equity markets are also pointing to stronger economic growth ahead. The Federal Reserve seems intent on raising the Fed Funds Rate every opportunity it has.

We favor income-producing securities. This strategy should yield good results in a steadily growing economy. We remain constructive on corporate bond spreads, including high yield securities. While we expect bottom line growth rates will slow to mid-single digits, cash flows remain strong for corporations. The economy will continue to provide a solid base for corporate spreads to hold steady or compress further. While mortgage backed securities are also good income generators, we are concerned about price depreciation in the event of a significant move in interest rates. We will remain under invested in agency

--------------------------------------------------------------------------------

debentures due to potential for continued headline risk. Currently, we favor non-U.S. government securities as we believe that they might rise in yield less than their U.S. counterpart. We also favor foreign currencies versus the U.S. dollar.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                     PERCENTAGE OF
RATING                                                  HOLDINGS
-------------------------------------------------------------------
AAA                                                       57.4%
-------------------------------------------------------------------
AA                                                         3.5
-------------------------------------------------------------------
A                                                         11.4
-------------------------------------------------------------------
BBB                                                       21.5
-------------------------------------------------------------------
BB                                                         5.4
-------------------------------------------------------------------
B                                                          0.2
-------------------------------------------------------------------
CCC                                                        0.3
-------------------------------------------------------------------
NR                                                         0.3
-------------------------------------------------------------------
TOTAL                                                    100.0%
-------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             2.8%
-------------------------------------------------------------------
Capital Goods                                               1.2
-------------------------------------------------------------------
Consumer Cyclical                                           2.1
-------------------------------------------------------------------
Consumer Staples                                            1.9
-------------------------------------------------------------------
Direct Federal Obligations                                  8.5
-------------------------------------------------------------------
Energy                                                      4.0
-------------------------------------------------------------------
Finance                                                    35.0
-------------------------------------------------------------------
General Obligations                                         4.5
-------------------------------------------------------------------
Health Care                                                 0.8
-------------------------------------------------------------------
Services                                                    3.0
-------------------------------------------------------------------
Technology                                                  6.7
-------------------------------------------------------------------
Transportation                                              0.5
-------------------------------------------------------------------
Utilities                                                   5.9
-------------------------------------------------------------------
U.S. Government Agencies                                   27.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -4.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,038.00          $6.35
Hypothetical @              $1,000      $1,018.90          $6.29
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,034.40          $9.97
Hypothetical @              $1,000      $1,015.33          $9.88
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,037.30          $8.96
Hypothetical @              $1,000      $1,016.34          $8.87
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,041.00          $3.64
Hypothetical @              $1,000      $1,021.57          $3.61
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.24%, 1.95%, 1.75% and 0.71% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford U.S. Government Securities Fund

(subadvised by Hartford Investment Management Company)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         TO
                                                                         PROVIDE
                                                                         CURRENT
                                                                         INCOME
                                                                         WHILE
                                                                     MAINTAINING
                                                                    PRESERVATION
                                                                         OF
                                                                         CAPITAL
                                                                      CONSISTENT
                                                                         WITH
                                                                         PRUDENT
                                                                      INVESTMENT
                                                                         RISK.

PERFORMANCE OVERVIEW(1,3) 10/31/94 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                             U.S. GOVERNMENT SECURITIES FUND    LEHMAN BROTHERS U.S. GOV'T INDEX*
                                                             -------------------------------    ---------------------------------
10/31/94                                                                   9550                               10000
                                                                           9524                                9982
                                                                           9585                               10043
                                                                           9759                               10230
                                                                           9956                               10450
                                                                          10008                               10515
                                                                          10128                               10653
                                                                          10429                               11083
                                                                          10502                               11168
                                                                          10472                               11127
                                                                          10593                               11257
                                                                          10688                               11365
10/95                                                                     10841                               11538
                                                                          10984                               11718
                                                                          11116                               11884
                                                                          11189                               11956
                                                                          10998                               11712
                                                                          10927                               11615
                                                                          10866                               11541
                                                                          10851                               11521
                                                                          10983                               11670
                                                                          11004                               11699
                                                                          10988                               11673
                                                                          11183                               11867
10/96                                                                     11407                               12128
                                                                          11593                               12339
                                                                          11489                               12213
                                                                          11525                               12227
                                                                          11548                               12244
                                                                          11417                               12114
                                                                          11582                               12289
                                                                          11684                               12394
                                                                          11812                               12533
                                                                          12112                               12889
                                                                          12013                               12761
                                                                          12192                               12953
10/97                                                                     12359                               13177
                                                                          12392                               13244
                                                                          12507                               13383
                                                                          12676                               13584
                                                                          12652                               13547
                                                                          12696                               13585
                                                                          12740                               13646
                                                                          12867                               13787
                                                                          12994                               13944
                                                                          13011                               13965
                                                                          13279                               14328
                                                                          13605                               14715
10/98                                                                     13481                               14665
                                                                          13541                               14669
                                                                          13572                               14702
                                                                          13629                               14787
                                                                          13356                               14435
                                                                          13428                               14491
                                                                          13457                               14525
                                                                          13328                               14397
                                                                          13271                               14368
                                                                          13214                               14346
                                                                          13185                               14346
                                                                          13350                               14462
10/99                                                                     13368                               14486
                                                                          13372                               14465
                                                                          13302                               14371
                                                                          13247                               14391
                                                                          13391                               14596
                                                                          13551                               14853
                                                                          13528                               14811
                                                                          13505                               14820
                                                                          13745                               15084
                                                                          13862                               15230
                                                                          14058                               15455
                                                                          14177                               15499
10/00                                                                     14283                               15648
                                                                          14532                               15956
                                                                          14831                               16273
                                                                          15003                               16438
                                                                          15159                               16625
                                                                          15235                               16683
                                                                          15147                               16513
                                                                          15204                               16568
                                                                          15225                               16644
                                                                          15568                               17043
                                                                          15731                               17255
                                                                          16008                               17555
10/01                                                                     16278                               18008
                                                                          16043                               17604
                                                                          15942                               17451
                                                                          16027                               17565
                                                                          16221                               17726
                                                                          16002                               17342
                                                                          16299                               17754
                                                                          16424                               17861
                                                                          16566                               18111
                                                                          16856                               18509
                                                                          17077                               18876
                                                                          17368                               19317
10/02                                                                     17310                               19163
                                                                          17212                               18998
                                                                          17668                               19458
                                                                          17569                               19409
                                                                          17842                               19722
                                                                          17796                               19665
                                                                          17902                               19755
                                                                          18257                               20267
                                                                          18090                               20161
                                                                          17304                               19329
                                                                          17366                               19437
                                                                          17863                               20002
10/03                                                                     17667                               19718
                                                                          17710                               19742
                                                                          17824                               19918
                                                                          17938                               20083
                                                                          18129                               20324
                                                                          18266                               20503
                                                                          17846                               19886
                                                                          17706                               19812
                                                                          17809                               19893
                                                                          17987                               20078
                                                                          18260                               20470
                                                                          18249                               20511
10/04                                                                     18388                               20675

    --- U.S. GOVERNMENT SECURITIES FUND        --- LEHMAN BROTHERS U.S. GOV'T INDEX*
        $9,550  starting value                     $10,000 starting value
        $18,388 ending value                       $20,675 ending value

*The Fund has changed its benchmark from the Lehman Brothers Intermediate Gov't
 Index to the Lehman Brothers U.S. Government Index because the Lehman Brothers U.S. Government Index is better suited for the investment strategy of the fund.

LEHMAN BROTHERS U.S. GOVERNMENT INDEX is an unmanaged index of government bonds with maturities of one year or more.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

PORTFOLIO MANAGER

CHRISTOPHER HANLON, CFA
Senior Vice President

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

              INCEPTION                                  SINCE
                 DATE      1 YEAR   5 YEAR   10 YEAR   INCEPTION
---------------------------------------------------------------------
U.S. Gov A#    2/28/1973    4.08%   6.58%     6.77%      7.80%
---------------------------------------------------------------------
U.S. Gov A##   2/28/1973   -0.65%   5.61%     6.28%      7.64%
---------------------------------------------------------------------
U.S. Gov B#   11/14/1994    3.37%   5.68%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov B##  11/14/1994   -1.62%   5.36%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov C#   11/14/1994    3.37%   5.71%      NA        5.85%
---------------------------------------------------------------------
U.S. Gov C##  11/14/1994    1.34%   5.34%      NA        5.75%
---------------------------------------------------------------------
U.S. Gov E#    2/28/1973    4.50%   6.80%     6.88%      7.83%
---------------------------------------------------------------------
U.S. Gov E##   2/28/1973   -0.25%   5.83%     6.39%      7.67%
---------------------------------------------------------------------
U.S. Gov H#   11/14/1994    3.48%   5.74%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov H##  11/14/1994   -0.52%   5.42%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov L#   11/14/1994    4.24%   6.53%      NA        6.67%
---------------------------------------------------------------------
U.S. Gov L##  11/14/1994   -0.49%   5.55%      NA        6.17%
---------------------------------------------------------------------
U.S. Gov M#   11/14/1994    3.47%   5.72%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov M##  11/14/1994   -0.52%   5.40%     NA*        NA*
---------------------------------------------------------------------
U.S. Gov N#   11/14/1994    3.37%   5.75%      NA        5.87%
---------------------------------------------------------------------
U.S. Gov N##  11/14/1994    2.37%   5.75%      NA        5.87%
---------------------------------------------------------------------
U.S. Gov Y#    2/19/2002    4.48%    NA        NA        5.32%
---------------------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is of the fund's Class E, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C, E and L shares reflects the maximum sales charge and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, E, H, L, M, N and Y shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the year ended October 31, 2004, The Hartford U.S. Government Securities Fund Class A placed in the 2nd quartile with a return, before sales charge, of 4.08% versus a return of 4.19% for the Lipper General U.S. Government Funds and 4.83% for the Lehman Brothers U.S. Government Index.

The primary objective of The Hartford U.S. Government Securities Fund is to provide current income while maintaining preservation of capital consistent with prudent investment risk. As of October 31, 2004, the SEC yield for this Fund's Class A shares was 3.92%.

WHY DID THE FUND PERFORM THIS WAY?

Over the past twelve months, the Fund shifted positions as the economy grew at an uneven pace. In the first six months of the year, the Treasury market moved modestly due to the slow growth of the economy. In last six months, however, overall economic data implied a continuing expansion, but indicators still provided a mixed picture in some areas. The Fund moved from a neutral to short duration in order to protect against rising interest rates. This proved beneficial toward the end of the first quarter and into the second quarter of 2004. As rates fluctuated, however, the Fund suffered from its short duration stance in the third quarter as interest rates declined across the curve on growing evidence of a "soft patch" in economic growth. The Fund maintained a solid yield during the periods of declining interest rates through sector allocation and security selection. The Fund maintained an underweight to Treasury and agency debt, favoring mortgage backed securities (MBS) and government guaranteed Commercial Mortgage Backed Securities (CMBS) whose yields continued to offer value relative to Treasuries. The Fund's allocation to residential mortgages and Collateralize Mortgage Obligations contributed to higher yields, but detracted from performance.

WHAT IS THE OUTLOOK?

We expect the economy to gradually accelerate out of the current "soft patch" post election. The Fed still appears committed to a measured pace of tightenings. Rates should drift higher and the curve should continue to flatten longer term.

The Fund's duration will be flat to short the duration of the Lehman Brothers U.S. Government Index and will favor securities that perform well in an unchanged to rising interest rate

--------------------------------------------------------------------------------

environment. A continued steep Treasury yield curve, with a trend toward higher rates, should lead to solid performance for Mortgage Backed Securities, which are fairly priced and will continue to offer good diversification and total return potential within an overall government mandate. The Fund will also maintain its allocations to high quality CMBS, which should outperform Mortgage Backed Securities during large changes in interest rates.

DISTRIBUTION BY CREDIT QUALITY
as of October 31, 2004

                                                     PERCENTAGE OF
RATING                                               RATED HOLDINGS
-------------------------------------------------------------------
AAA                                                       94.0%
-------------------------------------------------------------------
AA                                                         6.0
-------------------------------------------------------------------
TOTAL                                                    100.0%
-------------------------------------------------------------------

DISTRIBUTION BY CATEGORY
as of October 31, 2004

                                                      PERCENTAGE OF
CATEGORY NAME                                          NET ASSETS
-------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                     36.2%
-------------------------------------------------------------------
Federal National Mortgage Association                      30.2
-------------------------------------------------------------------
Government National Mortgage Association                   13.9
-------------------------------------------------------------------
Other Direct Federal Obligations                            3.3
-------------------------------------------------------------------
U.S. Treasury Securities                                   14.5
-------------------------------------------------------------------
Other Assets & Liabilities                                  1.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                            BEGINNING     ENDING       EXPENSES PAID
                             ACCOUNT      ACCOUNT     DURING PERIOD **
                              VALUE        VALUE       APRIL 30, 2004
                            APRIL 30,   OCTOBER 31,       THROUGH
                              2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                       $1,000      $1,030.40         $6.12
Hypothetical @               $1,000      $1,019.10         $6.09
----------------------------------------------------------------------
CLASS B
Actual                       $1,000      $1,027.90         $9.69
Hypothetical @               $1,000      $1,015.58         $9.63
----------------------------------------------------------------------
CLASS C
Actual                       $1,000      $1,026.90         $9.68
Hypothetical @               $1,000      $1,015.58         $9.63
----------------------------------------------------------------------
CLASS E
Actual                       $1,000      $1,033.60         $3.88
Hypothetical @               $1,000      $1,021.32         $3.86
----------------------------------------------------------------------
CLASS H
Actual                       $1,000      $1,028.50         $8.97
Hypothetical @               $1,000      $1,016.29         $8.92
----------------------------------------------------------------------
CLASS L
Actual                       $1,000      $1,032.30         $5.16
Hypothetical @               $1,000      $1,020.06         $5.13
----------------------------------------------------------------------
CLASS M
Actual                       $1,000      $1,027.40         $8.97
Hypothetical @               $1,000      $1,016.29         $8.92
----------------------------------------------------------------------
CLASS N
Actual                       $1,000      $1,027.50         $8.97
Hypothetical @               $1,000      $1,016.29         $8.92
----------------------------------------------------------------------
CLASS Y
Actual                       $1,000      $1,032.30         $4.24
Hypothetical @               $1,000      $1,020.96         $4.22
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.20%, 1.90%, 1.90%, 0.76%, 1.76%, 1.01%, 1.76%, 1.76% and 0.83% for classes A, B, C, E, H,
   L, M, N and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Value Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                       LONG-TERM
                                                                         TOTAL
                                                                         RETURN.

PERFORMANCE OVERVIEW(2) 4/30/01 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge
(LINE GRAPH)

                                                                         VALUE FUND                  RUSSELL 1000 VALUE INDEX
                                                                         ----------                  ------------------------
4/30/01                                                                     9450                              10000
                                                                            9554                              10225
                                                                            9488                               9998
                                                                            9507                               9977
                                                                            9214                               9577
                                                                            8553                               8903
10/01                                                                       8524                               8826
                                                                            9063                               9339
                                                                            9320                               9559
                                                                            9158                               9486
                                                                            9121                               9501
                                                                            9321                               9950
                                                                            8893                               9609
                                                                            8921                               9657
                                                                            8390                               9103
                                                                            7696                               8256
                                                                            7553                               8319
                                                                            6717                               7394
10/02                                                                       7212                               7942
                                                                            7610                               8442
                                                                            7162                               8076
                                                                            6913                               7880
                                                                            6808                               7670
                                                                            6855                               7683
                                                                            7420                               8359
                                                                            7909                               8899
                                                                            7976                               9010
                                                                            8043                               9144
                                                                            8205                               9287
                                                                            8081                               9196
10/03                                                                       8540                               9759
                                                                            8674                               9892
                                                                            9157                              10501
                                                                            9224                              10686
                                                                            9341                              10915
                                                                            9245                              10819
                                                                            9090                              10555
                                                                            9226                              10663
                                                                            9399                              10914
                                                                            9051                              10760
                                                                            9109                              10913
                                                                            9215                              11082
10/04                                                                       9370                              11266

    --- VALUE FUND                             --- RUSSELL 1000 VALUE INDEX
        $9,450 starting value                      $10,000 starting value
        $9,370 ending value                        $11,266 ending value

RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

AVERAGE ANNUAL TOTAL RETURNS(1) (as of 10/31/04)

           INCEPTION DATE   1 YEAR   SINCE INCEPTION
---------------------------------------------------------
Value A#     4/30/2001       9.70%       -0.25%
---------------------------------------------------------
Value A##    4/30/2001       3.66%       -1.84%
---------------------------------------------------------
Value B#     4/30/2001       8.91%       -0.96%
---------------------------------------------------------
Value B##    4/30/2001       3.91%       -1.81%
---------------------------------------------------------
Value C#     4/30/2001       8.91%       -0.96%
---------------------------------------------------------
Value C##    4/30/2001       6.82%       -1.24%
---------------------------------------------------------
Value Y#     4/30/2001       9.76%        0.01%
---------------------------------------------------------

 # Without sales charge
## With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) The initial investment in Class A and C shares reflects the maximum sales charge and Class B shares reflect a CDSC.
(2) Growth of a $10,000 investment in Class B, C and Y shares will vary from the results seen above due to differences in the expenses charged to these share classes.

PORTFOLIO MANAGER

JOHN R. RYAN, CFA
Senior Vice President, Managing Partner, Portfolio Manager

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ending October 31, 2004, The Hartford Value Fund, Class A, before sales charge, returned 9.70%, trailing both the Russell 1000 Value Index return of 15.45% and the Lipper Large Cap Value peer group average return of 11.58%.

WHY DID THE FUND PERFORM THIS WAY?

Improving jobs data and strong corporate profits eased investors' concern about the impact of the Federal Reserve rate hikes, which resulted in positive equity market performance during the period. Value outperformed growth by 12.10%, measured by the Russell 1000 Value index (15.50%) versus the Russell 1000 Growth index (3.50%). The broader market, as represented by the S&P 500, returned 9.42%. The more defensive sectors of the Russell 1000 Value index posted positive gains, with Energy and Utilities leading the way.

The Fund's underperformance during this period was due to unfavorable stock selection within Financials, Materials and Information Technology. The top three detractors, on an absolute basis, were Applied Materials, Teradyne and Intel, three of our semiconductor holdings. There has been a large sell-off in semiconductor stocks, in part due to a mid-cycle inventory correction, which is currently correcting itself. As of the end of the period, all three stocks were held in the portfolio.

To help partially offset these results, the Fund benefited from positive stock selection within Health Care, Utilities, Consumer Staples and Industrials. Among the top contributors were Exxon Mobil (Energy), Tyco (Industrials) and TXU (Utilities). As of the end of the period, all three stocks were held in the Fund.

WHAT IS THE OUTLOOK?

We continue to believe that the expansion should be sustainable for the foreseeable future, albeit at a somewhat lower rate of 3%, versus the 4% we have experienced over the past year. We remain encouraged by what companies are saying regarding orders and revenue trends. We believe that higher profits and business confidence will drive employment gains, which should support further growth in the economy. The U.S. corporate mentality continues to be very cautious and focused on cost reductions and productivity improvements. Corporate profits are expanding at a pace above consensus expectations. Dividends and free cash flow are still expanding. Better earnings, better free cash flow and higher dividends are key drivers of higher stock prices.

The Fund is positioned in anticipation of a continuing global economic recovery. Year-to-date, this stance has hurt the Fund's results, but we continue to believe the economy will expand in the face of modest interest rate increases. At the end of the period, relative to the Russell 1000 Value Index, the Fund was overweight Energy, Utilities, Health Care, Industrials, Consumer Staples, Materials and Information Technology.

--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             6.8%
-------------------------------------------------------------------
Capital Goods                                               5.8
-------------------------------------------------------------------
Consumer Cyclical                                           7.9
-------------------------------------------------------------------
Consumer Staples                                            4.5
-------------------------------------------------------------------
Energy                                                      9.2
-------------------------------------------------------------------
Finance                                                    33.1
-------------------------------------------------------------------
Health Care                                                 9.4
-------------------------------------------------------------------
Services                                                    1.8
-------------------------------------------------------------------
Technology                                                 11.3
-------------------------------------------------------------------
Transportation                                              5.2
-------------------------------------------------------------------
Utilities                                                   7.9
-------------------------------------------------------------------
Other Assets & Liabilities                                 -2.9
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,030.80         $ 7.40
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,027.80         $10.96
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,027.80         $10.96
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,029.70         $ 4.64
Hypothetical @              $1,000      $1,020.56         $ 4.62
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.15% and 0.91% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The Hartford Value Opportunities Fund
(subadvised by Wellington Management Company, LLP)
                                                                      INVESTMENT
                                                              OBJECTIVE -- SEEKS
                                                                         SHORT-
                                                                         AND
                                                                       LONG-TERM
                                                                         CAPITAL
                                                                   APPRECIATION.
PERFORMANCE OVERVIEW(1,3) 1/2/96 - 10/31/04
Growth of a $10,000 investment in Class A which includes Sales Charge

(LINE GRAPH)

                                                                  VALUE OPPORTUNITIES FUND           RUSSELL 3000 VALUE INDEX
                                                                  ------------------------           ------------------------
1/2/96                                                                      9450                              10000
                                                                            9478                              10288
                                                                            9611                              10373
                                                                            9904                              10554
                                                                           10140                              10617
                                                                           10319                              10763
                                                                           10329                              10758
                                                                            9800                              10334
                                                                           10159                              10647
                                                                           10660                              11055
10/96                                                                      10697                              11451
                                                                           11321                              12260
                                                                           11329                              12159
                                                                           11716                              12706
                                                                           11861                              12887
                                                                           11426                              12436
                                                                           11842                              12923
                                                                           12529                              13675
                                                                           12838                              14273
                                                                           13544                              15299
                                                                           13070                              14829
                                                                           13689                              15734
10/97                                                                      13302                              15295
                                                                           13883                              15921
                                                                           14139                              16392
                                                                           14225                              16154
                                                                           15053                              17230
                                                                           15655                              18250
                                                                           15698                              18369
                                                                           15344                              18060
                                                                           15526                              18261
                                                                           14967                              17839
                                                                           12741                              15172
                                                                           13236                              16041
10/98                                                                      14053                              17220
                                                                           14860                              17995
                                                                           15324                              18603
                                                                           15539                              18708
                                                                           15122                              18367
                                                                           15515                              18709
                                                                           16586                              20452
                                                                           16205                              20287
                                                                           16848                              20887
                                                                           16325                              20284
                                                                           15813                              19533
                                                                           15158                              18871
10/99                                                                      15824                              19850
                                                                           15836                              19711
                                                                           16679                              19839
                                                                           16013                              19201
                                                                           15104                              17949
                                                                           17408                              19979
                                                                           17536                              19769
                                                                           17767                              19943
                                                                           16666                              19133
                                                                           17012                              19399
                                                                           18304                              20464
                                                                           17831                              20632
10/00                                                                      19213                              21102
                                                                           18540                              20341
                                                                           19821                              21435
                                                                           20764                              21551
                                                                           20145                              20990
                                                                           19103                              20277
                                                                           20539                              21266
                                                                           20553                              21749
                                                                           20370                              21362
                                                                           19793                              21287
                                                                           18723                              20487
                                                                           16625                              18987
10/01                                                                      16879                              18867
                                                                           18126                              19982
                                                                           19030                              20506
                                                                           18472                              20379
                                                                           18337                              20418
                                                                           18940                              21426
                                                                           17704                              20805
                                                                           17282                              20844
                                                                           15685                              19706
                                                                           14329                              17793
                                                                           14555                              17912
                                                                           12807                              15970
10/02                                                                      13952                              17085
                                                                           15067                              18180
                                                                           14163                              17391
                                                                           13817                              16965
                                                                           13395                              16505
                                                                           13380                              16543
                                                                           14947                              18007
                                                                           16107                              19218
                                                                           16288                              19464
                                                                           16499                              19802
                                                                           17207                              20143
                                                                           17207                              19943
10/03                                                                      18307                              21194
                                                                           18909                              21522
                                                                           19949                              22806
                                                                           20597                              23237
                                                                           20989                              23732
                                                                           20642                              23566
                                                                           20130                              22939
                                                                           20311                              23175
                                                                           20883                              23771
                                                                           20180                              23371
                                                                           20220                              23696
                                                                           20612                              24111
10/04                                                                      21185                              24509

RUSSELL 3000 VALUE INDEX is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from an affiliate of the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

    --- VALUE OPPORTUNITIES FUND               --- RUSSELL 3000 VALUE INDEX
        $9,450  starting value                     $10,000 starting value
        $21,185 ending value                       $24,509 ending value

PORTFOLIO MANAGERS

JAMES H. AVERILL
Senior Vice President, Partner, Portfolio Manager

JAMES N. MORDY
Senior Vice President, Partner, Portfolio Manager

DAVID R. FASSNACHT, CFA
Senior Vice President, Partner, Portfolio Manager


DAVID W. PALMER, CFA
Vice President, Portfolio Manager

AVERAGE ANNUAL TOTAL RETURNS(1,2) (as of 10/31/04)

               INCEPTION                       SINCE
                 DATE      1 YEAR   5 YEAR   INCEPTION
-----------------------------------------------------------
Value Opp A#    1/2/1996   15.72%    6.01%     9.57%
-----------------------------------------------------------
Value Opp A##   1/2/1996    9.33%    4.82%     8.88%
-----------------------------------------------------------
Value Opp B#    1/2/1996   14.83%    5.24%       NA*
-----------------------------------------------------------
Value Opp B##   1/2/1996    9.83%    4.91%       NA*
-----------------------------------------------------------
Value Opp C#    1/2/1996   14.92%    5.24%     8.77%
-----------------------------------------------------------
Value Opp C##   1/2/1996   12.77%    4.86%     8.65%
-----------------------------------------------------------
Value Opp H#    1/2/1996   14.82%    5.24%       NA*
-----------------------------------------------------------
Value Opp H##   1/2/1996   10.82%    4.91%       NA*
-----------------------------------------------------------
Value Opp L#    1/2/1996   15.72%    6.01%     9.57%
-----------------------------------------------------------
Value Opp L##   1/2/1996   10.19%    4.99%     8.97%
-----------------------------------------------------------
Value Opp M#    1/2/1996   14.83%    5.24%       NA*
-----------------------------------------------------------
Value Opp M##   1/2/1996   10.83%    4.91%       NA*
-----------------------------------------------------------
Value Opp N#    1/2/1996   14.90%    5.25%     8.78%
-----------------------------------------------------------
Value Opp N##   1/2/1996   13.90%    5.25%     8.78%
-----------------------------------------------------------
Value Opp Y#   2/19/2002   15.96%       NA     6.52%
-----------------------------------------------------------

 # Without sales charge
 ## With sales charge
NA Not Applicable
  * 10 year and inception returns are not applicable for Classes
    B, H and M because after 8 years Class B converts to Class A and Classes H and M convert to Class L.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) New Class A, B and C shares were offered beginning on February 19, 2002. Performance prior to that date is that of the fund's Class L, M and N shares, respectively, which have lower operating expenses. Performance prior to February 19, 2002 would have been lower if Class A, B and C share expenses were applied during that period.
(2) The initial investment in Class A, C and L shares reflects the maximum sales charges and B, H, M and N shares reflect a CDSC.
(3) Growth of a $10,000 investment in Class B, C, H, L, M, N, Y and Z shares will vary from the results seen above due to differences in expenses charged to these share classes.

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

For the 12-month period ended October 31, 2004, The Hartford Value Opportunities Fund, Class A, before sales charge, returned 15.72% outperforming both the Russell 3000 Value Index return of 15.64% and the Lipper Multi Cap Value Average return of 12.73%.

WHY DID THE FUND PERFORM THIS WAY?

The equity markets posted positive returns despite higher energy prices, prospects of interest rate tightening by the Federal Reserve and escalating tensions in Iraq. During this period, value stocks outperformed growth stocks by over 1,000 basis points, while small and mid cap stocks outperformed large cap stocks. The Fund's overweight position in small and mid caps relative to large caps, versus the benchmark, served us well during the period.

The Fund outperformed its market benchmark during the period primarily due to strong stock selection within the Materials, Health Care, Utilities and Consumer Discretionary sectors. Tyco (Capital Goods), TXU (Utilities) and Rinker (Materials) were the top contributors to performance, on an absolute basis. Tyco continues to benefit from improving operating cash flow. TXU, a Texas-based coal and nuclear utility, has benefited from an intelligent corporate restructuring and a price umbrella created by the expensive natural gas prices its competitors use in electricity generation. Rinker, Australian-domiciled but predominantly a Floridian aggregates and cement producer, is part of a duopoly in a fast-growing state at a time when cement is scarce globally.

The three biggest detractors from performance, Continental Airlines (Transportation), Rent-a-Center (Retail) and AMR (Transportation), were victims of high energy prices. AMR and Continental have suffered as the airline industry has not been able to pass through the spike in energy prices, and Rent-a-Center's core customer has been disproportionately affected by higher gasoline and energy prices. Modest positions of all three stocks were held in the portfolio at the end of the period due to our belief that current energy pricing is unsustainable and that these companies have the financial and management strength to persevere.

--------------------------------------------------------------------------------

WHAT IS THE OUTLOOK?

The stimulus-driven phase of the recovery is waning, and we believe the US economy is transitioning into a period of slower economic growth. In this environment, we expect those companies unable to obtain sales and earnings growth necessary to support their current valuations to give way to large cap low P/E companies with good relative returns on capital and decent growth prospects.

Given this outlook, we expect our low P/E approach to outperform over the long term. We are finding large cap value companies increasingly attractive, and they are gaining a higher weighting in the portfolio. As of the end of the period, the Fund was overweight Consumer Discretionary, Health Care, Information Technology and Materials, relative to the benchmark. Underweights were in Consumer Staples, Utilities, and Industrials, which seem expensive relative to their growth prospects.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Basic Materials                                             7.7%
-------------------------------------------------------------------
Capital Goods                                               4.2
-------------------------------------------------------------------
Consumer Cyclical                                          12.6
-------------------------------------------------------------------
Consumer Staples                                            1.4
-------------------------------------------------------------------
Energy                                                      7.9
-------------------------------------------------------------------
Finance                                                    36.1
-------------------------------------------------------------------
Health Care                                                 8.3
-------------------------------------------------------------------
Services                                                    4.2
-------------------------------------------------------------------
Technology                                                 12.2
-------------------------------------------------------------------
Transportation                                              3.5
-------------------------------------------------------------------
Utilities                                                   1.3
-------------------------------------------------------------------
Other Assets & Liabilities                                  0.6
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                           BEGINNING     ENDING        EXPENSES PAID
                            ACCOUNT      ACCOUNT     DURING PERIOD **
                             VALUE        VALUE       APRIL 30, 2004
                           APRIL 30,   OCTOBER 31,        THROUGH
                             2004         2004       OCTOBER 31, 2004
----------------------------------------------------------------------
CLASS A
Actual                      $1,000      $1,052.40         $ 7.48
Hypothetical @              $1,000      $1,017.85         $ 7.35
----------------------------------------------------------------------
CLASS B
Actual                      $1,000      $1,048.30         $11.07
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS C
Actual                      $1,000      $1,049.10         $11.07
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS H
Actual                      $1,000      $1,048.30         $11.07
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS L
Actual                      $1,000      $1,052.40         $ 7.17
Hypothetical @              $1,000      $1,018.15         $ 7.05
----------------------------------------------------------------------
CLASS M
Actual                      $1,000      $1,048.30         $11.07
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS N
Actual                      $1,000      $1,049.00         $11.07
Hypothetical @              $1,000      $1,014.33         $10.89
----------------------------------------------------------------------
CLASS Y
Actual                      $1,000      $1,053.50         $ 6.04
Hypothetical @              $1,000      $1,019.25         $ 5.94
----------------------------------------------------------------------
----------------------------------------------------------------------

 @ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.45%, 2.15%, 2.15%, 2.15%, 1.39%, 2.15%, 2.15% and 1.17% for classes A, B, C, H, L, M, N and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

 THE HARTFORD ADVISERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- 68.4%
            BASIC MATERIALS -- 4.5%
     432    3M Co. ...........................................  $   33,534
      93    Air Products and Chemicals, Inc. .................       4,935
     749    Alcoa, Inc. ......................................      24,343
     508    DuPont (E.I.) de Nemours & Co. ...................      21,791
     561    Gillette Co. .....................................      23,283
     126    Rio Tinto plc I...................................       3,303
                                                                ----------
                                                                   111,189
                                                                ----------
            CAPITAL GOODS -- 3.2%
     303    Illinois Tool Works, Inc. ........................      27,961
     365    Northrop Grumman Corp. ...........................      18,909
     331    United Technologies Corp. ........................      30,705
                                                                ----------
                                                                    77,575
                                                                ----------
            CONSUMER CYCLICAL -- 5.1%
     435    Caterpillar, Inc. ................................      35,043
     449    Costco Wholesale Corp. ...........................      21,525
   1,024    Gap, Inc. ........................................      20,456
     628    Home Depot, Inc. .................................      25,798
     259    NIKE, Inc. Class B................................      21,067
      37    Target Corp. .....................................       1,856
                                                                ----------
                                                                   125,745
                                                                ----------
            CONSUMER STAPLES -- 6.9%
     421    Anheuser-Busch Companies, Inc. ...................      21,044
     739    Coca-Cola Co. ....................................      30,036
     529    Colgate-Palmolive Co. ............................      23,586
     456    General Mills, Inc. ..............................      20,182
     660    PepsiCo, Inc. ....................................      32,728
     833    Procter & Gamble Co. .............................      42,648
                                                                ----------
                                                                   170,224
                                                                ----------
            ENERGY -- 5.8%
     163    BHP Billiton Ltd. ADR.............................       3,361
     611    ChevronTexaco Corp. ..............................      32,430
      59    ConocoPhillips....................................       4,957
   1,500    Exxon Mobil Corp. ................................      73,810
      86    Occidental Petroleum Corp. .......................       4,824
     380    Schlumberger Ltd. ................................      23,930
                                                                ----------
                                                                   143,312
                                                                ----------
            FINANCE -- 12.7%
     578    American Express Co. .............................      30,685
     820    American International Group, Inc. ...............      49,805
   1,182    Bank of America Corp. ............................      52,946
   1,714    Citigroup, Inc. ..................................      76,029
     271    Fannie Mae........................................      18,983
       6    General Growth Properties Warrants BI.............           5
      61    General Growth Properties, Inc. ..................       2,016
     611    Marsh & McLennan Companies, Inc. .................      16,903
     483    Morgan Stanley....................................      24,676
     552    St. Paul Travelers Companies, Inc. ...............      18,757
     502    State Street Corp. ...............................      22,602
                                                                ----------
                                                                   313,407
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- 9.7%
     488    Abbott Laboratories...............................  $   20,812
     603    Amgen, Inc. B.....................................      34,262
      42    AstraZeneca plc ADR...............................       1,718
     258    Genzyme Corp. B...................................      13,527
     677    Lilly (Eli) & Co. ................................      37,147
     762    Medtronic, Inc. ..................................      38,925
   2,502    Pfizer, Inc. .....................................      72,429
     512    Wyeth.............................................      20,289
                                                                ----------
                                                                   239,109
                                                                ----------
            SERVICES -- 3.3%
     774    Accenture Ltd. Class A B..........................      18,734
     266    FedEx Corp. ......................................      24,201
     294    Marriott International, Inc. Class A..............      16,026
     602    Viacom, Inc. Class B..............................      21,967
                                                                ----------
                                                                    80,928
                                                                ----------
            TECHNOLOGY -- 17.2%
     937    Applied Materials, Inc. B.........................      15,081
     360    Broadcom Corp. Class A B..........................       9,749
   2,117    Cisco Systems, Inc. B.............................      40,675
   1,059    EMC Corp. B.......................................      13,624
     546    First Data Corp. .................................      22,547
   2,575    General Electric Co. .............................      87,849
   1,440    Hewlett-Packard Co. ..............................      26,862
   1,384    Intel Corp. ......................................      30,812
     409    Lockheed Martin Corp. ............................      22,532
   3,254    Microsoft Corp. ..................................      91,088
   1,142    Motorola, Inc. ...................................      19,718
   2,538    Time Warner, Inc. B...............................      42,229
                                                                ----------
                                                                   422,766
                                                                ----------
            Total common stock
              (cost $1,603,637)...............................  $1,684,255
                                                                ----------
PRINCIPAL
 AMOUNT
---------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 2.7%
            FINANCE -- 1.8%
$ 10,000    Chase Manhattan Auto Owner Trust,
              4.21%, 1-15-2009................................  $   10,129
  10,000    Citibank Credit Card Issuance Trust,
              5.65%, 6-16-2008................................      10,451
   1,000    Citibank Credit Card Master Trust I,
              6.90%, 11-15-2006...............................       1,002
  10,000    MBNA Credit Card Master Note Trust,
              4.95%, 6-15-2009................................      10,445
  10,000    Peco Energy Transition Trust,
              6.13%, 3-1-2009.................................      10,838
   1,500    Standard Credit Card Master Trust,
              8.45%, 1-7-2007.................................       1,518
                                                                ----------
                                                                    44,383
                                                                ----------
            TRANSPORTATION -- 0.4%
  10,000    Connecticut RRB Special Purpose Trust,
              6.21%, 12-30-2011...............................      11,103
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            UTILITIES -- 0.5%
$ 10,000    PSE&G Transition Funding LLC,
              6.61%, 6-15-2015................................  $   11,477
                                                                ----------
            Total asset backed and
              commercial mortgage securities
              (cost $64,734)..................................  $   66,963
                                                                ----------
CORPORATE BONDS: INVESTMENT GRADE -- 11.0%
            BASIC MATERIALS -- 0.8%
   4,000    Alcan, Inc.,
              6.45%, 3-15-2011................................  $    4,480
   7,000    Alcoa, Inc.,
              7.375%, 8-1-2010................................       8,196
   7,000    Rohm & Haas Co.,
              7.40%, 7-15-2009................................       8,039
                                                                ----------
                                                                    20,715
                                                                ----------
            CAPITAL GOODS -- 0.4%
   2,000    Rockwell Automation, Inc.,
              6.70%, 1-15-2028................................       2,286
   7,000    United Technologies Corp.,
              7.125%, 11-15-2010..............................       8,129
                                                                ----------
                                                                    10,415
                                                                ----------
            CONSUMER CYCLICAL -- 0.5%
   4,000    Dayton Hudson Corp.,
              5.875%, 11-1-2008...............................       4,345
     250    Sysco Corp.,
              6.50%, 8-1-2028.................................         285
   6,000    Wal-Mart Stores, Inc.,
              6.875%, 8-10-2009...............................       6,831
                                                                ----------
                                                                    11,461
                                                                ----------
            CONSUMER STAPLES -- 1.9%
   4,000    Anheuser-Busch Companies, Inc.,
              7.55%, 10-1-2030................................       5,099
   5,000    Archer-Daniels-Midland Co.,
              7.00%, 2-1-2031.................................       5,972
   2,000    Archer-Daniels-Midland Co.,
              8.125%, 6-1-2012................................       2,483
   4,000    Coca-Cola Enterprises, Inc.,
              5.75%, 11-1-2008................................       4,303
   2,000    Colgate-Palmolive Co.,
              5.58%, 11-6-2008................................       2,151
   4,906    ConAgra Foods, Inc.,
              6.70%, 8-1-2027.................................       5,609
   2,000    Hershey Foods Corp.,
              7.20%, 8-15-2027................................       2,438
     500    Pepsi Bottling Group, Inc.,
              7.00%, 3-1-2029.................................         599
   3,000    PepsiAmericas, Inc.,
              5.95%, 2-15-2006................................       3,130
   3,000    PepsiAmericas, Inc.,
              6.375%, 5-1-2009................................       3,309

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            CONSUMER STAPLES -- (CONTINUED)
$  7,000    Procter & Gamble Co.,
              9.36%, 1-1-2021.................................  $    9,452
   2,300    Weyerhaeuser Co.,
              7.375%, 3-15-2032...............................       2,683
                                                                ----------
                                                                    47,228
                                                                ----------
            ENERGY -- 0.5%
   7,000    Atlantic Richfield Co.,
              5.90%, 4-15-2009................................       7,638
   4,000    National Fuel Gas Co.,
              6.00%, 3-1-2009.................................       4,311
                                                                ----------
                                                                    11,949
                                                                ----------
            FINANCE -- 4.5%
   3,675    ACE INA Holdings, Inc.,
              5.875%, 6-15-2014...............................       3,820
   2,000    Allstate Corp.,
              6.75%, 5-15-2018................................       2,293
     250    American General Corp.,
              6.625%, 2-15-2029...............................         282
   4,000    AXA Financial, Inc.,
              7.00%, 4-1-2028.................................       4,616
   1,475    Bank of America Corp.,
              5.875% 2-15-2009................................       1,601
   3,000    Bank of America Corp.,
              7.40%, 1-15-2011................................       3,515
   2,000    Bayerische Landesbank NY,
              5.65%, 2-1-2009.................................       2,152
   2,000    Berkshire Hathaway, Inc.,
              3.375%, 10-15-2008 M ...........................       1,993
     500    BSCH Issuance Ltd.,
              7.625%, 11-3-2009...............................         583
     750    Citigroup, Inc.,
              3.625%, 2-9-2009 H..............................         750
   1,600    Citigroup, Inc.,
              6.00%, 10-30-2033...............................       1,649
     500    Citigroup, Inc.,
              6.50%, 1-18-2011................................         565
   2,725    ERAC USA Finance Co.,
              7.35%, 6-15-2008 M .............................       3,055
   1,500    Export-Import Bank of Korea,
              4.125%, 2-10-2009 M ............................       1,515
  10,000    Financing Corp.,
              9.80%, 4-6-2018.................................      14,842
     545    First Union National Bank,
              5.80%, 12-1-2008................................         587
   4,000    General Motors Acceptance Corp.,
              5.625%, 5-15-2009...............................       4,039
   2,600    HSBC Bank USA, Inc.,
              3.875%, 9-15-2009...............................       2,606
   4,000    International Lease Finance Corp.,
              5.75%, 2-15-2007................................       4,225
   6,045    J.P. Morgan Chase & Co.,
              5.125%, 9-15-2014...............................       6,142
   2,000    Jackson National Life Insurance Co.,
              8.15%, 3-15-2027 M .............................       2,498

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD ADVISERS FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
$  4,000    John Hancock,
              7.375%, 2-15-2024 M ............................  $    4,692
     250    KeyCorp Capital II,
              6.875%, 3-17-2029...............................         270
   2,335    Liberty Mutual Group,
              5.75%, 3-15-2014 M .............................       2,289
   1,000    MBIA, Inc.,
              7.00%, 12-15-2025...............................       1,130
   3,650    Metlife, Inc.,
              6.375%, 6-15-2034...............................       3,892
     250    National City Corp.,
              6.875%, 5-15-2019...............................         291
   3,100    New England Mutual Life Insurance Co.,
              7.875%, 2-15-2024 M ............................       3,801
   2,000    Prudential Funding LLC,
              6.75%, 9-15-2023 M .............................       2,144
     500    Prudential Insurance Co. of America,
              6.375%, 7-23-2006 M ............................         531
     500    ReliaStar Financial Corp.,
              8.00%, 10-30-2006...............................         550
     250    Republic New York Capital I,
              7.75%, 11-15-2026...............................         276
     500    Salomon Smith Barney Holdings, Inc.,
              5.875%, 3-15-2006...............................         521
     200    State Street Corp.,
              7.65%, 6-15-2010................................         238
     500    Texaco Capital, Inc.,
              8.625%, 6-30-2010...............................         617
   3,000    Torchmark Corp.,
              8.25%, 8-15-2009................................       3,447
   2,000    Toyota Motor Credit Corp.,
              5.50%, 12-15-2008...............................       2,145
   4,000    United Health Group Inc.,
              5.00%, 08-15-2014...............................       4,052
   3,100    US Bank NA,
              4.95%, 10-30-2014...............................       3,151
     250    Verizon Global Funding Corp.,
              7.25%, 12-1-2010................................         292
     250    Verizon Global Funding Corp.,
              7.75%, 12-1-2030................................         307
   3,000    Wachovia Corp.,
              5.625%, 12-15-2008..............................       3,232
   4,000    Wells Fargo Bank N.A.,
              6.45%, 2-1-2011.................................       4,506
   4,165    XL Capital Europe plc,
              6.50%, 1-15-2012................................       4,547
                                                                ----------
                                                                   110,249
                                                                ----------
            HEALTH CARE -- 0.7%
   4,000    Becton, Dickinson & Co.,
              6.70%, 8-1-2028.................................       4,585
   4,000    Cardinal Health, Inc.,
              6.75%, 2-15-2011 H..............................       4,368
     685    CVS Corp.,
              4.875%, 9-15-2014 M ............................         691

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            HEALTH CARE -- (CONTINUED)
$  1,600    Pharmacia Corp.,
              6.60%, 12-1-2028................................  $    1,859
   4,000    Wyeth,
              6.95%, 3-15-2011................................       4,486
                                                                ----------
                                                                    15,989
                                                                ----------
            SERVICES -- 1.0%
   7,000    Comcast Cable Communications, Inc.,
              6.875%, 6-15-2009...............................       7,831
     500    Comcast Cable Communications, Inc.,
              8.50%, 5-1-2027.................................         654
   4,000    Federal Express Corp.,
              3.50%, 4-1-2009.................................       3,948
   7,000    USA Networks, Inc.,
              6.75%, 11-15-2005...............................       7,268
   4,000    Walt Disney Co.,
              6.375%, 3-1-2012................................       4,456
                                                                ----------
                                                                    24,157
                                                                ----------
            TECHNOLOGY -- 0.5%
   2,000    Danaher Corp.,
              6.00%, 10-15-2008...............................       2,169
   7,725    General Electric Co.,
              5.00%, 2-1-2013.................................       8,008
   1,000    New York Telephone Co.,
              6.00%, 4-15-2008................................       1,066
     250    Royal KPN N.V.,
              8.375%, 10-1-2030...............................         326
     250    Telecomunicaciones de Puerto Rico, Inc.,
              6.65%, 5-15-2006................................         263
     500    Vodafone Group plc,
              7.875%, 2-15-2030...............................         643
                                                                ----------
                                                                    12,475
                                                                ----------
            UTILITIES -- 0.2%
     500    Alabama Power Co.,
              7.125%, 10-1-2007...............................         552
     255    Chilquinta Energia Finance Co. LLC,
              6.62%, 4-1-2011 M ..............................         285
   2,000    Kansas City Power & Light Co.,
              7.125%, 12-15-2005..............................       2,103
   1,150    Northern Border Pipeline Co.,
              7.75%, 9-1-2009.................................       1,335
     250    TransCanada Pipelines Ltd.,
              6.49%, 1-21-2009................................         274
                                                                ----------
                                                                     4,549
                                                                ----------
            Total corporate bonds:
              investment grade
              (cost $245,918).................................  $  269,187
                                                                ----------
U.S. GOVERNMENT SECURITIES -- 13.6%
            U.S. TREASURY SECURITIES -- 13.6%
  72,900    1.50% 2006 H[ ]...................................      72,043
 107,900    1.875% 2006.......................................     107,323
  61,400    2.375% 2006 H.....................................      61,290
  20,800    5.375% 2031 H.....................................      22,592

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
U.S. GOVERNMENT SECURITIES -- (CONTINUED)
            U.S. TREASURY SECURITIES -- (CONTINUED)
$ 60,240    6.25% 2023........................................  $   71,159
                                                                ----------
            Total U.S. government securities
              (cost $333,163).................................  $  334,407
                                                                ----------
U.S. GOVERNMENT AGENCIES -- 3.2%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.1%
   3,750    2.50% 2013........................................  $    3,656
                                                                ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.3%
   6,125    5.00% 2019........................................       6,259
     246    6.30% 2008........................................         264
      10    9.00% 2016 -- 2021................................          11
                                                                ----------
                                                                     6,534
                                                                ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.8%
  22,036    5.00% 2033 -- 2034 *..............................      22,124
  25,506    5.50% 2016 -- 2033................................      26,321
   6,339    6.00% 2023 -- 2030................................       6,611
   5,573    6.50% 2026 -- 2029................................       5,908
   5,900    7.00% 2023 -- 2032................................       6,303
   1,046    8.00% 2029 -- 2031................................       1,141
     121    9.00% 2023........................................         137
                                                                ----------
                                                                    68,545
                                                                ----------
            Total U.S. government agencies
              (cost $77,255)..................................  $   78,735
                                                                ----------
            Total long-term investments
              (cost $2,324,707)...............................  $2,433,547
                                                                ----------
SHORT-TERM INVESTMENTS -- 7.4%
            FINANCE -- 1.3%
   2,333    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    2,333
   6,036    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       6,036
     643    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................         643
   4,827    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       4,827
   4,424    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       4,424
     781    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................         781
  12,069    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      12,069
                                                                ----------
                                                                    31,113
                                                                ----------

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.1%
$ 99,855    BNY Institutional Cash Reserve Fund...............  $   99,855
  51,423    Lehman Brothers Repurchase Agreement..............      51,423
                                                                ----------
                                                                   151,278
                                                                ----------
            Total short-term investments
              (cost $182,391).................................  $  182,391
                                                                ----------
            Total investments in securities
              (cost $2,507,098) O.............................  $2,615,938
                                                                ----------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.85% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $2,524,792 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $184,675
      Unrealized depreciation........................   (93,529)
                                                       --------
      Net unrealized appreciation....................  $ 91,146
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $23,494, which represents 0.96% of total net assets.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $3,308, which represents 0.13% of total net assets.

  * The cost of securities purchased on a when-issued basis at October 31, 2004 was $12,000.

 H   Security is fully or partially on loan at October 31, 2004.

  [ ]Security pledged as initial margin deposit for open futures contracts at October 31, 2004.

     Futures contracts outstanding at October 31, 2004:

                                                                     UNREALIZED
                              NUMBER                                DEPRECIATION
                                OF                                       AT
      DESCRIPTION            CONTRACTS   POSITION    EXPIRATION      10/31/2004
      -----------            ---------   --------    ----------     ------------
      CBT 10 Year U.S.
        Treasury Note
        futures contracts       165       Short     December 2004       $(26)

 @@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
AFFILIATED INVESTMENT COMPANIES -- 97.3%
EQUITY FUNDS -- 97.3%
     40     Hartford Capital Appreciation Fund, Class Y B.....  $  1,306
    297     Hartford Disciplined Equity Fund, Class Y.........     3,264
     61     Hartford Dividend and Growth Fund, Class Y........     1,088
    166     Hartford Global Leaders Fund, Class Y B...........     2,829
    146     Hartford Growth Fund, Class Y B...................     2,393
    278     Hartford International Capital Appreciation Fund,
              Class Y.........................................     3,264
     83     Hartford Small Company Fund, Class Y B............     1,305
     79     Hartford SmallCap Growth Fund, Class Y B..........     1,958
    314     Hartford Value Fund, Class Y......................     3,046
     92     Hartford Value Opportunities Fund, Class Y B......     1,305
                                                                --------
            Total equity funds
              (cost $20,896)..................................  $ 21,758
                                                                --------
            Total investments in affiliated investment
              companies
              (cost $20,896) O................................  $ 21,758
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $20,903 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation............................  $855
      Unrealized depreciation............................    --
                                                           ----
      Net unrealized appreciation........................  $855
                                                           ====

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD BALANCED ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
AFFILIATED INVESTMENT COMPANIES -- 97.5%
EQUITY FUNDS -- 58.5%
    317     Hartford Capital Appreciation Fund, Class Y B.....  $ 10,225
    517     Hartford Disciplined Equity Fund, Class Y.........     5,681
    333     Hartford Global Leaders Fund, Class Y B...........     5,681
    208     Hartford Growth Fund, Class Y B...................     3,408
    191     Hartford Growth Opportunities Fund, Class Y B.....     4,544
    969     Hartford International Capital Appreciation Fund,
              Class Y.........................................    11,361
    361     Hartford Small Company Fund, Class Y B............     5,681
    455     Hartford Stock Fund, Class Y B....................     7,953
    936     Hartford Value Fund, Class Y......................     9,089
    321     Hartford Value Opportunities Fund, Class Y B......     4,544
                                                                --------
            Total equity funds
              (cost $65,671)..................................  $ 68,167
                                                                --------
FIXED INCOME FUNDS -- 36.1%
    973     Hartford High Yield Fund, Class Y.................  $  7,953
    932     Hartford Inflation Plus Fund, Class Y.............    10,225
  1,467     Hartford Short Duration Fund, Class Y.............    14,770
    822     Hartford Total Return Bond Fund, Class Y..........     9,089
                                                                --------
            Total fixed income funds
              (cost $41,726)..................................  $ 42,037
                                                                --------
MONEY MARKET FUND -- 2.9%
  3,405     Hartford Money Market Fund, Class Y...............  $  3,405
                                                                --------
            Total money market fund
              (cost $3,405)...................................  $  3,405
                                                                --------
            Total investments in securities
              (cost $110,802) O...............................  $113,609
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $110,801 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $2,825
      Unrealized depreciation..........................     (17)
                                                         ------
      Net unrealized appreciation......................  $2,808
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- 93.4%
            BASIC MATERIALS -- 11.3%
   1,995    Allegheny Technologies, Inc. .....................  $   33,543
   1,256    Apex Silver Mines Ltd. BH.........................      23,568
     594    Cameco Corp. .....................................      48,145
   3,209    Companhia Vale do Rio Doce ADR H..................      67,894
   1,088    Dow Chemical Co. .................................      48,877
   1,077    Engelhard Corp. ..................................      30,471
   1,020    International Steel Group, Inc. B.................      37,654
     462    Kimberly-Clark Corp. .............................      27,579
   2,900    Lyondell Chemical Co. ............................      66,642
     474    Peabody Energy Corp. .............................      30,219
   4,570    Rio Tinto plc  I .................................     119,892
   4,095    Smurfit-Stone Container Corp. BH..................      71,093
   3,879    Tek Cominco Ltd. Class B..........................      92,668
     915    United States Steel Corp. H.......................      33,606
   4,703    Xstrata plc BI....................................      72,898
                                                                ----------
                                                                   804,749
                                                                ----------
            CAPITAL GOODS -- 5.7%
     876    Deere & Co. ......................................      52,355
   1,476    Honeywell International, Inc. ....................      49,708
     995    Ingersoll-Rand Co. Class A........................      68,111
     735    Parker-Hannifin Corp. ............................      51,899
   3,892    Tyco International Ltd. H.........................     121,233
   4,153    Xerox Corp. B.....................................      61,343
                                                                ----------
                                                                   404,649
                                                                ----------
            CONSUMER CYCLICAL -- 10.8%
     672    eBay, Inc. B......................................      65,555
   3,000    Gap, Inc. ........................................      59,940
  12,211    Kingfisher plc I..................................      67,747
     683    Lennar Corp. Class A..............................      30,703
     966    Neiman-Marcus Group, Inc. Class A.................      58,786
     296    Nintendo Co. Ltd. I...............................      33,245
   2,615    Penney (J.C.) Co., Inc. H.........................      90,460
     210    Puma AG I.........................................      52,536
     720    Renault S.A. I....................................      60,231
   3,491    Safeway, Inc. B...................................      63,674
   4,778    Toyota Motor Corp. I..............................     185,000
                                                                ----------
                                                                   767,877
                                                                ----------
            CONSUMER STAPLES -- 3.8%
   2,237    Bunge Ltd. .......................................     106,782
   1,472    EnCana Corp. .....................................      72,714
      10    Japan Tobacco, Inc. I.............................      86,324
                                                                ----------
                                                                   265,820
                                                                ----------
            ENERGY -- 8.6%
   2,787    BHP Billiton Ltd. ADR H...........................      57,597
     994    CONSOL Energy 1 Pipe Private Placement M .........      35,177
     953    Devon Energy Corp. ...............................      70,464
   1,000    Halliburton Co. ..................................      37,040
   1,276    Petro-Canada......................................      69,502
   3,146    Sasol Ltd. ADR....................................      63,335
   1,490    SK Corp. I........................................      78,135
   2,848    Suncor Energy, Inc. ..............................      97,110
     239    Valero Energy Corp. ..............................      10,248

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            ENERGY -- (CONTINUED)
     798    Weatherford International Ltd. B..................  $   41,677
   1,447    XTO Energy, Inc. .................................      48,293
                                                                ----------
                                                                   608,578
                                                                ----------
            FINANCE AND INSURANCE -- 18.3%
   3,028    ACE Ltd. .........................................     115,261
     968    American Capital Strategies Ltd. .................      29,953
     770    American International Group, Inc. ...............      46,725
   1,277    Bank of America Corp. ............................      57,205
   1,852    Bayerische Hypo-und Vereinsbank AG BI.............      36,305
   3,866    Citigroup, Inc. ..................................     171,548
   4,863    Countrywide Financial Corp. ......................     155,285
   1,192    Freddie Mac.......................................      79,367
      83    General Growth Properties Warrants IB.............          63
     903    General Growth Properties, Inc. ..................      29,793
     302    Golden West Financial Corp. ......................      35,251
   4,733    Host Marriott Corp. H.............................      68,870
   1,709    ICICI Bank Ltd. BM................................      11,567
   1,166    iStar Financial, Inc. ............................      48,308
      10    Mitsubishi Tokyo Financial Group, Inc. *I.........      81,528
     700    ORIX Corp. I......................................      81,801
   1,093    Spirit Finance BM.................................      10,929
   2,781    St. Paul Travelers Companies, Inc. ...............      94,439
   4,300    Standard Bank Group Ltd. .........................      37,570
     531    Takefuji Corp. I..................................      33,495
     300    UBS AG I..........................................      21,655
   2,091    Uniao de Bancos Brasileiros S.A. GDR..............      55,312
                                                                ----------
                                                                 1,302,230
                                                                ----------
            HEALTH CARE -- 6.1%
   1,500    AstraZeneca plc ADR H.............................      61,800
     672    Elan Corp. plc ADR BH.............................      17,338
   1,611    IVAX Corp. B......................................      29,152
      70    Kose Corp. .......................................       2,733
   2,527    McKesson Corp. ...................................      67,364
   1,607    Millennium Pharmaceuticals, Inc. B................      20,864
   2,097    Novartis AG ADR...................................     100,682
     156    OSI Pharmaceuticals, Inc. BH......................      10,137
   4,230    Pfizer, Inc. .....................................     122,456
                                                                ----------
                                                                   432,526
                                                                ----------
            SERVICES -- 1.3%
   1,454    Fluor Corp. ......................................      67,538
     346    Omnicom Group, Inc. ..............................      27,274
                                                                ----------
                                                                    94,812
                                                                ----------
            TECHNOLOGY -- 25.6%
   7,686    Altera Corp. B....................................     174,712
   1,789    America Movil S.A. de C.V. ADR....................      78,712
   1,980    Amphenol Corp. Class A B..........................      67,984
   3,400    Broadcom Corp. Class A BH.........................      91,970
   2,500    Cisco Systems, Inc. B.............................      48,025
   1,386    Cognex Corp. .....................................      35,476
     715    Cooper Industries Ltd. Class A....................      45,682
   1,002    Corning, Inc. B...................................      11,468
     616    Electronic Arts, Inc. B...........................      27,648
   2,937    EMC Corp. B.......................................      37,794

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
  17,088    Hon Hai Precision Industry Co. Ltd. I.............  $   62,893
   1,622    IAC/Interactive Corp. B...........................      35,070
     785    International Business Machines Corp. ............      70,418
     796    Lam Research Corp. BH.............................      20,725
   4,300    Microsoft Corp. ..................................     120,357
     350    Mobile Telesystems ADR............................      50,792
   4,926    Motorola, Inc. ...................................      85,016
   9,593    Nextel Communications, Inc. Class A B.............     254,127
   2,308    NVIDIA Corp. B....................................      33,401
     530    Research In Motion Ltd. B.........................      46,764
     541    Samsung Electronics Co. Ltd. I....................     212,660
   4,153    Time Warner, Inc. B...............................      69,103
   2,037    VeriSign, Inc. B..................................      54,645
   2,175    Yahoo!, Inc. B....................................      78,699
                                                                ----------
                                                                 1,814,141
                                                                ----------
            TRANSPORTATION -- 1.9%
   2,134    CSX Corp. ........................................      77,902
   2,150    JetBlue Airways Corp. BH..........................      47,410
     900    Northwest Airlines Corp. BH.......................       7,965
                                                                ----------
                                                                   133,277
                                                                ----------
            Total common stock
              (cost $5,710,766)...............................  $6,628,659
                                                                ----------
PREFERRED STOCKS -- 0.5%
            ENERGY -- 0.5%
   1,000    Petroleo Brasileiro S.A. ADR......................  $   32,600
                                                                ----------
            TECHNOLOGY -- 0.0%
   6,325    SensAble Technologies, Inc. Class C Private
              Placement IV....................................          @@
                                                                ----------
            Total preferred stocks
              (cost $23,102)..................................  $   32,600
                                                                ----------
            Total long-term investments
              (cost $5,733,868)...............................  $6,661,259
                                                                ----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 9.6%
            FINANCE -- 6.3%
$ 33,478    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $   33,478
  86,598    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      86,598
   9,215    Deutche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       9,215
  69,258    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................      69,258
  63,475    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      63,475
  11,210    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................      11,210

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
$173,145    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................  $  173,145
                                                                ----------
                                                                   446,379
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 3.3%
 196,640    BNY Institutional Cash Reserve Fund...............     196,640
   3,773    Evergreen Institutional Money Market Fund.........       3,773
  32,714    Lehman Brothers Repurchase Agreement..............      32,714
                                                                ----------
                                                                   233,127
                                                                ----------
            Total short-term investments
              (cost $679,506).................................  $  679,506
                                                                ----------
            Total investments in securities
              (cost $6,413,374) O.............................  $7,340,765
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 34.09% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $6,417,806 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.......................  $1,078,242
      Unrealized depreciation.......................    (155,283)
                                                      ----------
      Net unrealized appreciation...................  $  922,959
                                                      ==========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  V The following securities are considered illiquid. Securities identified below as 144A are securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors".

      PERIOD
      ACQUIRED   SHARES/PAR           SECURITY           COST BASIS
      --------   ----------           --------           ----------
                              SensAble Technologies,
                              Inc.
      2000         6,325                                   $4,000

     The value of this security at October 31, 2004 rounded to zero.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $57,673, which represents 0.81% of total net assets.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $1,286,408, which represents 18.12% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CAPITAL APPRECIATION FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                            MARKET          CONTRACT                                APPRECIATION
DESCRIPTION                            TRANSACTION          VALUE            AMOUNT          DELIVERY DATE         (DEPRECIATION)
-----------                            -----------          ------          --------         -------------         --------------
Japanese Yen                               Buy             $ 10,550         $ 10,546          11/04/2004              $      4
South African Rand                         Buy              146,718          128,216          12/31/2004                18,502
Japanese Yen                              Sell                5,351            5,341          11/01/2004                   (10)
Japanese Yen                              Sell                5,240            5,235          11/02/2004                    (5)
South African Rand                        Sell              146,718          123,633          12/31/2004               (23,085)
                                                                                                                      --------
                                                                                                                      $ (4,594)
                                                                                                                      ========

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

DIVERSIFICATION BY COUNTRY
as of October 31, 2004

                                                      PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                             NET ASSETS
-------------------------------------------------------------------
Australia                                                   0.8%
-------------------------------------------------------------------
Bermuda                                                     0.6
-------------------------------------------------------------------
Brazil                                                      2.2
-------------------------------------------------------------------
Canada                                                      6.0
-------------------------------------------------------------------
Cayman Islands                                              0.3
-------------------------------------------------------------------
France                                                      0.8
-------------------------------------------------------------------
Germany                                                     1.3
-------------------------------------------------------------------
India                                                       0.2
-------------------------------------------------------------------
Ireland                                                     0.2
-------------------------------------------------------------------
Japan                                                       7.1
-------------------------------------------------------------------
Mexico                                                      1.1
-------------------------------------------------------------------
Russia                                                      0.7
-------------------------------------------------------------------
South Africa                                                1.4
-------------------------------------------------------------------
South Korea                                                 4.1
-------------------------------------------------------------------
Switzerland                                                 2.7
-------------------------------------------------------------------
Taiwan                                                      0.9
-------------------------------------------------------------------
United Kingdom                                              3.5
-------------------------------------------------------------------
United States                                              69.6
-------------------------------------------------------------------
Other Assets & Liabilities                                 -3.5
-------------------------------------------------------------------
TOTAL                                                     100.0%
-------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD CONSERVATIVE ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
AFFILIATED INVESTMENT COMPANIES -- 98.2%
EQUITY FUNDS -- 39.3%
    106     Hartford Capital Appreciation Fund, Class Y B.....  $ 3,418
    133     Hartford Disciplined Equity Fund, Class Y.........    1,465
    172     Hartford Global Leaders Fund, Class Y B...........    2,930
    208     Hartford International Capital Appreciation Fund,
              Class Y.........................................    2,442
    186     Hartford MidCap Value Fund, Class Y B.............    2,442
    279     Hartford Stock Fund, Class Y B....................    4,883
    138     Hartford Value Opportunities Fund, Class Y B......    1,953
                                                                -------
            Total equity funds
              (cost $18,838)..................................  $19,533
                                                                -------
FIXED INCOME FUNDS -- 54.0%
    657     Hartford High Yield Fund, Class Y.................  $ 5,371
    445     Hartford Inflation Plus Fund, Class Y.............    4,883
    970     Hartford Short Duration Fund, Class Y.............    9,766
    618     Hartford Total Return Bond Fund, Class Y..........    6,836
                                                                -------
            Total fixed income funds
              (cost $26,644)..................................  $26,856
                                                                -------
MONEY MARKET FUND -- 4.9%
  2,439     Hartford Money Market Fund, Class Y...............  $ 2,439
                                                                -------
            Total money market fund
              (cost $2,439)...................................  $ 2,439
                                                                -------
            Total investments in affiliated investment
              companies
              (cost $47,921) O................................  $48,828
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $47,921 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation............................  $914
      Unrealized depreciation............................    (7)
                                                           ----
      Net unrealized appreciation........................  $907
                                                           ====

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD DISCIPLINED EQUITY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 97.4%
            BASIC MATERIALS -- 4.9%
     39     3M Co. ...........................................  $  3,002
     36     Air Products and Chemicals, Inc. .................     1,915
     96     Gillette Co. .....................................     3,961
    112     Kimberly-Clark Corp. .............................     6,677
     26     Temple-Inland, Inc. ..............................     1,543
                                                                --------
                                                                  17,098
                                                                --------
            CAPITAL GOODS -- 6.2%
     53     General Dynamics Corp. ...........................     5,382
    119     Graco, Inc. ......................................     4,080
     10     Ingersoll-Rand Co. Class A........................       650
     55     Pitney Bowes, Inc. ...............................     2,406
     95     United Technologies Corp. ........................     8,846
                                                                --------
                                                                  21,364
                                                                --------
            CONSUMER CYCLICAL -- 7.1%
    168     Delphi Corp. .....................................     1,409
    115     Gap, Inc. ........................................     2,304
     37     Genuine Parts Co. ................................     1,460
     76     Lennar Corp. Class A..............................     3,396
    178     Ltd. Brands, Inc. ................................     4,398
    100     McDonald's Corp. .................................     2,921
     47     NIKE, Inc. Class B................................     3,854
    103     Supervalu, Inc. ..................................     3,029
     34     Wal-Mart Stores, Inc. ............................     1,806
                                                                --------
                                                                  24,577
                                                                --------
            CONSUMER STAPLES -- 7.6%
    128     Altria Group, Inc. ...............................     6,188
    125     Coca-Cola Co. ....................................     5,087
    145     PepsiCo, Inc. ....................................     7,199
     44     UST, Inc. ........................................     1,823
     97     Weyerhaeuser Co. .................................     6,045
                                                                --------
                                                                  26,342
                                                                --------
            ENERGY -- 8.7%
    104     ChevronTexaco Corp. ..............................     5,540
     63     ConocoPhillips....................................     5,320
     29     Devon Energy Corp. ...............................     2,108
     88     Exxon Mobil Corp. ................................     4,341
    105     Marathon Oil Corp. ...............................     4,005
     69     Occidental Petroleum Corp. .......................     3,841
     91     Unocal Corp. .....................................     3,812
     30     Valero Energy Corp. ..............................     1,289
                                                                --------
                                                                  30,256
                                                                --------
            FINANCE -- 23.6%
     96     ACE Ltd. .........................................     3,635
    295     Bank of America Corp. ............................    13,213
     77     Capital One Financial Corp. ......................     5,657
    324     Citigroup, Inc. ..................................    14,374
     55     Comerica, Inc. ...................................     3,371
    171     Countrywide Financial Corp. ......................     5,450
     68     Fannie Mae........................................     4,742
     72     Freddie Mac.......................................     4,762

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
      3     General Growth Properties Warrants BI.............  $      2
     27     General Growth Properties, Inc. ..................       874
     13     Golden West Financial Corp. ......................     1,485
     15     Goldman Sachs Group, Inc. ........................     1,427
     77     MBIA, Inc. .......................................     4,438
    199     Medco Health Solutions, Inc. B....................     6,731
     60     Regions Financial Corp. ..........................     2,101
    173     St. Paul Travelers Companies, Inc. ...............     5,861
     50     XL Capital Ltd. Class A...........................     3,610
                                                                --------
                                                                  81,733
                                                                --------
            HEALTH CARE -- 10.1%
     75     Abbott Laboratories...............................     3,189
     72     Amgen, Inc. B.....................................     4,112
     28     Becton, Dickinson & Co. ..........................     1,454
     26     Cephalon, Inc. B..................................     1,235
     50     Forest Laboratories, Inc. B.......................     2,212
     85     Genzyme Corp. B...................................     4,470
     64     Gilead Sciences, Inc. B...........................     2,206
     16     Hospira, Inc. B...................................       513
    196     King Pharmaceuticals, Inc. B......................     2,139
    365     Pfizer, Inc. .....................................    10,563
    151     Schering-Plough Corp. ............................     2,742
                                                                --------
                                                                  34,835
                                                                --------
            SERVICES -- 4.7%
    132     Accenture Ltd. Class A B..........................     3,198
     99     Cendant Corp. ....................................     2,034
     55     Comcast Corp. Class A B...........................     1,627
     24     FedEx Corp. ......................................     2,214
     34     Gannett Co., Inc. ................................     2,804
     33     Omnicom Group, Inc. ..............................     2,620
     66     Waste Management, Inc. ...........................     1,868
                                                                --------
                                                                  16,365
                                                                --------
            TECHNOLOGY -- 22.0%
     38     Adobe Systems, Inc. ..............................     2,152
     41     CenturyTel, Inc. .................................     1,313
    391     Cisco Systems, Inc. B.............................     7,503
    147     Dell, Inc. B......................................     5,143
     99     First Data Corp. .................................     4,079
    155     General Electric Co. .............................     5,295
    247     Intel Corp. ......................................     5,487
     79     International Business Machines Corp. ............     7,099
    471     Microsoft Corp. ..................................    13,169
    334     Motorola, Inc. ...................................     5,770
    144     National Semiconductor Corp. .....................     2,403
    157     Nextel Communications, Inc. Class Al..............     4,162
    198     Oracle Corp. B....................................     2,504
     51     Scientific-Atlanta, Inc. .........................     1,383
     93     Sprint Corp. .....................................     1,946
     41     Tektronix, Inc. ..................................     1,247
    331     Time Warner, Inc. B...............................     5,506
                                                                --------
                                                                  76,161
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UTILITIES -- 2.5%
     28     Ameren Corp. .....................................  $  1,349
    182     Exelon Corp. .....................................     7,204
                                                                --------
                                                                   8,553
                                                                --------
            Total common stock
              (cost $311,502).................................  $337,284
                                                                --------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 2.5%
            FINANCE -- 2.5%
 $  658     ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    658
  1,702     CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,702
    182     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       182
  1,361     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................     1,361
  1,248     J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,248
    220     UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................       220
  3,404     UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     3,404
                                                                --------
            Total short-term investments
              (cost $8,775)...................................  $  8,775
                                                                --------
            Total investments in securities
              (cost $320,277) O...............................  $346,059
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $321,127 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $34,279
      Unrealized depreciation.........................   (9,347)
                                                        -------
      Net unrealized appreciation.....................  $24,932
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $2, which represents 0.00% of total net assets.

  [ ]Cash of $400 is pledged as initial margin deposit for open futures contracts at October 31, 2004.

     Futures contracts outstanding at October 31, 2004:

                                                                     UNREALIZED
                              NUMBER                                APPRECIATION
                                OF                                       AT
      DESCRIPTION            CONTRACTS   POSITION    EXPIRATION      10/31/2004
      -----------            ---------   --------    ----------     ------------
      S&P 500 E-mini
        Futures                 125        Long     December 2004        $91

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD DIVIDEND AND GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- 96.6%
            BASIC MATERIALS -- 9.3%
     811    Abitibi-Consolidated, Inc. .......................  $    4,833
     887    Alcoa, Inc. ......................................      28,837
     213    Bowater, Inc. H...................................       7,828
     276    Dow Chemical Co. .................................      12,408
   1,149    DuPont (E.I.) de Nemours & Co. ...................      49,265
     265    Gillette Co. .....................................      11,005
     745    International Paper Co. ..........................      28,671
     395    Kimberly-Clark Corp. .............................      23,552
     264    Rio Tinto plc ADR.................................      28,010
     618    Rohm & Haas Co. ..................................      26,210
     193    Temple-Inland, Inc. ..............................      11,434
                                                                ----------
                                                                   232,053
                                                                ----------
            CAPITAL GOODS -- 5.7%
     355    General Dynamics Corp. ...........................      36,242
     528    Honeywell International, Inc. ....................      17,793
     448    Parker-Hannifin Corp. ............................      31,649
     552    Pitney Bowes, Inc. ...............................      24,163
     190    United Technologies Corp. ........................      17,664
   1,091    Xerox Corp. BH....................................      16,113
                                                                ----------
                                                                   143,624
                                                                ----------
            CONSUMER CYCLICAL -- 6.3%
     334    Avery Dennison Corp. .............................      20,320
     322    Caterpillar, Inc. ................................      25,918
   1,476    Delphi Corp. .....................................      12,410
     585    Family Dollar Stores, Inc. .......................      17,293
     349    Genuine Parts Co. ................................      13,902
     672    Mattel, Inc. H....................................      11,763
   1,071    McDonald's Corp. .................................      31,208
   1,016    TJX Companies, Inc. ..............................      24,361
                                                                ----------
                                                                   157,175
                                                                ----------
            CONSUMER STAPLES -- 8.3%
     639    Altria Group, Inc. H..............................      30,956
     605    Coca-Cola Co. ....................................      24,587
     513    Coca-Cola Enterprises, Inc. ......................      10,729
     440    Colgate-Palmolive Co. ............................      19,615
     930    EnCana Corp. .....................................      45,952
     474    General Mills, Inc. ..............................      20,957
     642    Sara Lee Corp. ...................................      14,951
     632    Weyerhaeuser Co. .................................      39,601
                                                                ----------
                                                                   207,348
                                                                ----------
            ENERGY -- 13.1%
     345    Anadarko Petroleum Corp. .........................      23,264
     705    BP plc ADR........................................      41,049
     985    ChevronTexaco Corp. ..............................      52,285
   1,644    Exxon Mobil Corp. ................................      80,924
     190    Occidental Petroleum Corp. .......................      10,624
     447    Progress Energy, Inc. ............................      18,473
     675    Royal Dutch Petroleum Co. NY Shares H.............      36,612
     301    Schlumberger Ltd. ................................      18,913
     432    Total S.A. ADR....................................      45,091
                                                                ----------
                                                                   327,235
                                                                ----------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE -- 18.5%
     267    ACE Ltd. .........................................  $   10,158
     477    American International Group, Inc. ...............      28,965
   1,267    Bank of America Corp. ............................      56,749
   1,410    Citigroup, Inc. ..................................      62,540
     195    Comerica, Inc. ...................................      12,007
     447    Franklin Resources, Inc. .........................      27,073
     473    Freddie Mac.......................................      31,508
     165    Goldman Sachs Group, Inc. ........................      16,193
      79    HSBC Holdings plc ADR H...........................       6,380
     693    J.P. Morgan Chase & Co. ..........................      26,743
     189    Marsh & McLennan Companies, Inc. .................       5,233
     415    MBIA, Inc. .......................................      23,997
     810    MBNA Corp. .......................................      20,765
     267    Merrill Lynch & Co., Inc. ........................      14,375
     310    Prudential Financial, Inc. .......................      14,396
     549    St. Paul Travelers Companies, Inc. ...............      18,658
     732    Synovus Financial Corp. ..........................      19,909
     312    UBS AG............................................      22,602
     433    XL Capital Ltd. Class A...........................      31,378
     230    Zions Bancorp.....................................      15,246
                                                                ----------
                                                                   464,875
                                                                ----------
            HEALTH CARE -- 8.8%
   1,262    Abbott Laboratories...............................      53,799
     438    AstraZeneca plc ADR...............................      18,050
     619    Baxter International, Inc. .......................      19,040
     160    Cardinal Health, Inc. ............................       7,466
     449    Lilly (Eli) & Co. ................................      24,627
     260    McKesson Corp. ...................................       6,934
     312    Novartis AG ADR...................................      14,970
     636    Pfizer, Inc. .....................................      18,414
   1,622    Schering-Plough Corp. ............................      29,382
     676    Wyeth.............................................      26,811
                                                                ----------
                                                                   219,493
                                                                ----------
            SERVICES -- 4.2%
     479    Comcast Corp. Class A B...........................      14,135
     507    Comcast Corp. Special Class A B...................      14,709
     237    FedEx Corp. ......................................      21,586
     280    Gannett Co., Inc. ................................      23,226
   1,101    Waste Management, Inc. ...........................      31,362
                                                                ----------
                                                                   105,018
                                                                ----------
            TECHNOLOGY -- 13.5%
     728    BellSouth Corp. ..................................      19,424
   1,080    EMC Corp. B.......................................      13,903
     302    Emerson Electric Co. .............................      19,356
     769    General Electric Co. .............................      26,228
     608    International Business Machines Corp. ............      54,559
   1,190    Microsoft Corp. ..................................      33,311
   1,420    Motorola, Inc. ...................................      24,516
   1,132    SBC Communications, Inc. .........................      28,587
     597    Sprint Corp. .....................................      12,505
   1,022    Texas Instruments, Inc. ..........................      24,995
   1,575    Time Warner, Inc. B...............................      26,211
   1,399    Verizon Communications, Inc. .....................      54,718
                                                                ----------
                                                                   338,313
                                                                ----------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TRANSPORTATION -- 4.5%
     426    Canadian Pacific Railway Ltd. ADR.................  $   12,020
     952    CSX Corp. ........................................      34,755
     360    Norfolk Southern Corp. ...........................      12,219
     881    Southwest Airlines Co. ...........................      13,900
     587    Union Pacific Corp. ..............................      36,982
     104    USF Corp. ........................................       3,735
                                                                ----------
                                                                   113,611
                                                                ----------
            UTILITIES -- 4.4%
     377    Dominion Resources, Inc. .........................      24,255
   1,006    Exelon Corp. .....................................      39,853
     440    FPL Group, Inc. ..................................      30,330
     376    Pinnacle West Capital Corp. ......................      16,029
                                                                ----------
                                                                   110,467
                                                                ----------
            Total common stock
              (cost $2,174,654)...............................  $2,419,212
                                                                ----------
PRINCIPAL
 AMOUNT
 -------
SHORT-TERM INVESTMENTS -- 4.9%
            FINANCE -- 3.4%
 $ 6,406    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    6,406
  16,571    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      16,571
   1,767    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       1,767
  13,250    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................      13,250
  12,146    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      12,146
   2,145    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................       2,145
  33,132    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      33,132
                                                                ----------
                                                                    85,417
                                                                ----------
                                                                  MARKET
 SHARES                                                          VALUE U
 -------                                                        ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.5%
  36,615    BNY Institutional Cash Reserve Fund...............  $   36,615
                                                                ----------
            Total short-term investments
              (cost $122,032).................................  $  122,032
                                                                ----------
            Total investments in securities
              (cost $2,296,686) O.............................  $2,541,244
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.00% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $2,302,627 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $283,656
      Unrealized depreciation........................   (45,039)
                                                       --------
      Net unrealized appreciation....................  $238,617
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 H   Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD EQUITY INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ---------
COMMON STOCK -- 97.5%
            BASIC MATERIALS -- 11.6%
     50     Air Products and Chemicals, Inc. .................  $  2,643
    285     Alcoa, Inc. ......................................     9,252
    145     Dow Chemical Co. .................................     6,531
    144     DuPont (E.I.) de Nemours & Co. ...................     6,181
     59     Kimberly-Clark Corp. .............................     3,504
     59     PPG Industries, Inc. .............................     3,744
                                                                --------
                                                                  31,855
                                                                --------

            CAPITAL GOODS -- 1.1%
     69     Rockwell Automation, Inc. ........................     2,885
                                                                --------

            CONSUMER CYCLICAL -- 6.9%
    158     Caterpillar, Inc. ................................    12,757
    163     General Motors Corp. .............................     6,296
                                                                --------
                                                                  19,053
                                                                --------

            CONSUMER STAPLES -- 6.1%
     86     Altria Group, Inc. ...............................     4,168
     66     General Mills, Inc. ..............................     2,931
     58     Heinz (H.J.) Co. .................................     2,102
     86     Kellogg Co. ......................................     3,709
     59     Weyerhaeuser Co. .................................     3,702
                                                                --------
                                                                  16,612
                                                                --------

            ENERGY -- 9.3%
     87     BP plc ADR........................................     5,074
     26     ChevronTexaco Corp. ..............................     1,360
     70     ConocoPhillips....................................     5,904
    269     Exxon Mobil Corp. ................................    13,236
                                                                --------
                                                                  25,574
                                                                --------

            FINANCE -- 37.8%
      6     ACE Ltd. .........................................       233
    294     Bank of America Corp. ............................    13,185
     34     Chubb Corp. ......................................     2,469
    284     Citigroup, Inc. ..................................    12,606
     44     Comerica, Inc. ...................................     2,719
     37     Fannie Mae........................................     2,564
     59     First Horizon National Corp. .....................     2,558
      2     General Growth Properties Warrants BI ............         1
     19     General Growth Properties, Inc. ..................       617
     88     Goldman Sachs Group, Inc. ........................     8,677
    171     J.P. Morgan Chase & Co. ..........................     6,601
    140     Merrill Lynch & Co., Inc. ........................     7,544
    114     Morgan Stanley....................................     5,826
    187     National City Corp. ..............................     7,276
    122     PNC Financial Services Group, Inc. ...............     6,387
     51     St. Paul Travelers Companies, Inc. ...............     1,726
    106     SunTrust Banks, Inc. .............................     7,473
     30     U.S. Bancorp......................................       857
     46     Wachovia Corp. ...................................     2,267
     22     Washington Mutual, Inc. ..........................       841
     91     Wells Fargo & Co. ................................     5,428
     82     XL Capital Ltd. Class A...........................     5,917
                                                                --------
                                                                 103,772
                                                                --------

            HEALTH CARE -- 7.0%
    102     Abbott Laboratories...............................     4,344
     87     Baxter International, Inc. .......................     2,672
    188     Pfizer, Inc. .....................................     5,454
    172     Wyeth.............................................     6,827
                                                                --------
                                                                  19,297
                                                                --------

            SERVICES -- 1.2%
     40     Gannett Co., Inc. ................................     3,320
                                                                --------

                                                                 MARKET
 SHARES                                                          VALUE U
---------                                                       ---------
            TECHNOLOGY -- 5.5%
     68     BellSouth Corp. ..................................  $  1,810
     86     Emerson Electric Co. .............................     5,533
     98     Hewlett-Packard Co. ..............................     1,827
    145     SBC Communications, Inc. .........................     3,663
     61     Verizon Communications, Inc. .....................     2,384
                                                                --------
                                                                  15,217
                                                                --------
            TRANSPORTATION -- 1.7%
    101     Shell Transport & Trading Co. plc ADR.............     4,778
                                                                --------
            UTILITIES -- 9.3%
    121     Dominion Resources, Inc. .........................     7,783
     51     Entergy Corp. ....................................     3,360
    125     Exelon Corp. .....................................     4,945
     70     FPL Group, Inc. ..................................     4,790
     51     SCANA Corp. ......................................     1,896
     44     TXU Corp. ........................................     2,681
                                                                --------
                                                                  25,455
                                                                --------
            Total common stock
              (cost $259,001).................................  $267,818
                                                                --------

PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.4%
            FINANCE -- 1.4%
 $  288     ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    288
    746     CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       746
     80     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        80
    596     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       596
    547     J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       547
     96     UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        96
  1,491     UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,491
                                                                --------

            Total short-term investments
              (cost $3,844)...................................  $  3,844
                                                                --------
            Total investments in securities
              (cost $262,845) O ..............................  $271,662
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.59% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $262,872 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $14,407
      Unrealized depreciation.........................   (5,617)
                                                        -------
      Net unrealized appreciation.....................  $ 8,790
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $1, which represents 0.00% of total net assets.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD FOCUS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 97.9%
            BASIC MATERIALS -- 3.0%
    43      3M Co. ...........................................  $  3,359
                                                                --------
            CAPITAL GOODS -- 3.2%
    38      United Technologies Corp. ........................     3,499
                                                                --------
            CONSUMER CYCLICAL -- 3.9%
    54      Caterpillar, Inc. ................................     4,357
                                                                --------
            CONSUMER STAPLES -- 6.6%
    77      Colgate-Palmolive Co. ............................     3,418
    76      Procter & Gamble Co. .............................     3,885
                                                                --------
                                                                   7,303
                                                                --------
            ENERGY -- 8.9%
    38      ConocoPhillips....................................     3,212
    56      Occidental Petroleum Corp. .......................     3,126
    55      Schlumberger Ltd. ................................     3,487
                                                                --------
                                                                   9,825
                                                                --------
            FINANCE -- 17.8%
    77      American International Group, Inc. ...............     4,656
    69      Bank of America Corp. ............................     3,095
   131      Citigroup, Inc. ..................................     5,795
    96      Marsh & McLennan Companies, Inc. .................     2,666
    67      Morgan Stanley....................................     3,408
                                                                --------
                                                                  19,620
                                                                --------
            HEALTH CARE -- 23.1%
    67      Abbott Laboratories...............................     2,835
    83      Amgen, Inc. B.....................................     4,737
    62      Genzyme Corp. B...................................     3,248
    85      Lilly (Eli)& Co. .................................     4,651
    86      Medtronic, Inc. ..................................     4,380
   194      Pfizer, Inc. .....................................     5,628
                                                                --------
                                                                  25,479
                                                                --------
            SERVICES -- 3.1%
   142      Accenture Ltd. Class A B..........................     3,445
                                                                --------
            TECHNOLOGY -- 28.3%
    82      Broadcom Corp. Class A B..........................     2,205
   185      Cisco Systems, Inc. B.............................     3,544
   153      General Electric Co. .............................     5,214
    74      Intel Corp. ......................................     1,647
    64      Lockheed Martin Corp. ............................     3,537
   316      Microsoft Corp. ..................................     8,836
   174      Motorola, Inc. ...................................     3,005
   200      Time Warner, Inc. B...............................     3,335
                                                                --------
                                                                  31,323
                                                                --------
            Total common stock
              (cost $107,083).................................  $108,210
                                                                --------
PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
            SHORT-TERM INVESTMENTS -- 1.1%
            FINANCE -- 1.1%
  $ 95      ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $     95
   245      CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       245
    26      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        26
   196      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       196
   180      J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       180
    32      UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        32
   490      UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       490
                                                                --------
            Total short-term investments
              (cost $1,264)...................................  $  1,264
                                                                --------
            Total investments in securities
              (cost $108,347) O...............................  $109,474
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $109,417 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 4,476
      Unrealized depreciation.........................   (4,419)
                                                        -------
      Net unrealized appreciation.....................  $    57
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 96.7%
            AUDIO AND VIDEO EQUIPMENT -- 1.8%
     1      Samsung Electronics Co. Ltd. I....................  $   212
                                                                -------
            CABLE & OTHER SUBSCRIPTION PROGRAMMING -- 0.3%
     1      Comcast Corp. Class A B...........................       35
                                                                -------
            INFORMATION -- SOFTWARE PUBLISHERS -- 11.5%
   109      KongZhong Corp. ADR B.............................      778
    51      Openwave Systems, Inc. B..........................      594
                                                                -------
                                                                  1,372
                                                                -------
            OTHER INFORMATION SERVICES -- 0.4%
    22      Primus Telecommunications Group, Inc. B...........       42
                                                                -------
            OTHER TELECOMMUNICATIONS -- 51.7%
    47      Brasil Telecom S.A. ADR...........................      561
   560      China Telecom Corp. Ltd. I........................      180
    36      France Telecom S.A. MI............................    1,038
    10      KT Corp. ADR......................................      183
    27      P.T. Telekomunikasi Indonesia ADR.................      509
    36      Sprint Corp. .....................................      754
   161      Telecom Italia S.p.A. I...........................      402
    32      Telekom Austria AG MI.............................      485
    24      Telemar Norte Leste S.A. .........................      441
    69      Telenor ASA MI....................................      550
    18      Telkom South Africa Ltd. ADR......................    1,039
                                                                -------
                                                                  6,142
                                                                -------
            TELECOMMUNICATION RESELLERS -- 0.7%
     4      Chunghwa Telecom Co. Ltd. ADR.....................       81
                                                                -------
            WIRED TELECOMMUNICATIONS CARRIERS -- 13.2%
     7      Deutsche Telekom AG BI............................      134
   184      Eircom Group plc BM...............................      384
     7      General Communication, Inc. Class A B.............       66
   123      Koninklijke (Royal) KPN N.V. I....................      982
                                                                -------
                                                                  1,566
                                                                -------
            WIRELESS COMMUNICATIONS SERVICES -- 1.8%
   164      Dobson Communications Corp. B.....................      218
                                                                -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 15.3%
    38      Citizens Communications Co. B.....................      506
    30      Nextel Communications, Inc. Class A B.............      795
    21      Philippine Long Distance Telephone Co. BI.........      523
                                                                -------
                                                                  1,824
                                                                -------
            Total common stock
              (cost $10,147)..................................  $11,492
                                                                -------

PREFERRED STOCKS -- 1.2%
            INFORMATION -- OTHER TELECOMMUNICATIONS -- 1.2%
    11      Tele Norte Leste Participacoes S.A. ADR...........      137
                                                                -------
            Total preferred stocks
              (cost $113).....................................  $   137
                                                                -------
            Total long-term investments
              (cost $10,260)..................................  $11,629
                                                                -------

PRINCIPAL                                                       MARKET
AMOUNT                                                          VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- 1.5%
            BANKING -- 1.5%
  $ 13      ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    13
    35      CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       35
     4      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        4
    27      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       27
    25      J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 1-1-2004.................................       25
     4      UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        4
    69      UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       69
                                                                -------
            Total short-term investments
              (cost $177).....................................  $   177
                                                                -------
            Total investments in securities
              (cost $10,437) O................................  $11,806
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 72.51% of total net asset at October 31, 2004.
 B   Currently non-income producing.
 O At October 31, 2004, the cost of securities for federal income tax purposes is $10,437 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $2,355
      Unrealized depreciation..........................    (986)
                                                         ------
      Net unrealized appreciation......................  $1,369
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $2,457, which represents 20.67% of total net assets.
 I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $4,506, which represents 37.91% of total net assets.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Norwegian Krone                                Sell              $23             $23            11/01/2004               $@@

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL COMMUNICATIONS FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of October 31, 2004

                                                     PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                            NET ASSETS
------------------------------------------------------------------
Austria                                                    4.1%
------------------------------------------------------------------
Brazil                                                     9.7
------------------------------------------------------------------
Cayman Islands                                             6.5
------------------------------------------------------------------
China                                                      1.5
------------------------------------------------------------------
France                                                     8.7
------------------------------------------------------------------
Germany                                                    1.1
------------------------------------------------------------------
Indonesia                                                  4.3
------------------------------------------------------------------
Ireland                                                    3.2
------------------------------------------------------------------
Italy                                                      3.4
------------------------------------------------------------------
Netherlands                                                8.3
------------------------------------------------------------------
Norway                                                     4.6
------------------------------------------------------------------
Philippines                                                4.4
------------------------------------------------------------------
South Africa                                               8.7
------------------------------------------------------------------
South Korea                                                3.3
------------------------------------------------------------------
Taiwan                                                     0.7
------------------------------------------------------------------
United States                                             26.9
------------------------------------------------------------------
Other Assets & Liabilities                                 0.6
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- 99.3%
            AGENCIES, BROKERAGES, OTHER INSURANCE
            ACTIVITIES -- 1.9%
     13     Marsh & McLennan Companies, Inc. .................  $   357
                                                                -------
            COMMERCIAL BANKING -- 10.4%
     62     Capitalia S.p.A. I................................      237
     12     UBS AG I..........................................      898
     39     UniCredito Italiano S.p.A. IH ....................      211
     46     Westpac Banking Corp. I...........................      645
                                                                -------
                                                                  1,991
                                                                -------
            CONSUMER LENDING -- 0.9%
      3     Takefuji Corp. I..................................      166
                                                                -------
            DEPOSITORY CREDIT BANKING -- 34.7%
     58     Banco Bilbao Vizcaya Argentaria S.A. IH...........      909
     21     Bank of America Corp. ............................      936
      4     Bank of Hawaii Corp. .............................      191
      6     Canadian Western Bank.............................      253
     21     Citigroup, Inc. ..................................      918
      8     Golden West Financial Corp. ......................      935
     37     Hibernia Corp. Class A............................    1,061
     81     HSBC Holdings plc I...............................    1,301
      6     Laurentian Bank of Canada.........................      115
                                                                -------
                                                                  6,619
                                                                -------
            INSURANCE CARRIERS -- 21.2%
     20     ACE Ltd. .........................................      757
      8     AMBAC Financial Group, Inc. ......................      593
     16     American International Group, Inc. ...............      953
      7     MBIA, Inc. .......................................      417
      3     Prudential Financial, Inc. B......................      140
     11     Reinsurance Group of America......................      487
     21     St. Paul Travelers Companies, Inc. ...............      696
                                                                -------
                                                                  4,043
                                                                -------
            INTERNATIONAL TRADE FINANCING (FOREIGN
            BANKS) -- 7.7%
     12     Bayerische Hypo-und Vereinsbank AG BI.............      227
     18     Northern Rock plc I...............................      243
     22     Royal Bank of Scotland Group plc I................      655
     19     St. George Bank Ltd. IH...........................      336
                                                                -------
                                                                  1,461
                                                                -------
            MONETARY AUTHORITIES -- CENTRAL BANK -- 2.3%
     @@     Mitsubishi Tokyo Financial Group, Inc. I..........      237
     @@     Sumitomo Mitsui Financial Group, Inc. IH..........      195
                                                                -------
                                                                    432
                                                                -------
            NONDEPOSITORY CREDIT BANKING -- 5.8%
     17     Banco Latinoamericano de Exportaciones S.A. ADR
              Class E.........................................      317
      6     Fannie Mae........................................      393
      6     Freddie Mac.......................................      393
                                                                -------
                                                                  1,103
                                                                -------
            OTHER FINANCIAL INVESTMENT ACTIVITIES -- 7.7%
      2     Eaton Vance Corp. ................................       96
      8     Franklin Resources, Inc. .........................      491
     57     Nordea Bank AB I..................................      495
      9     State Street Corp. ...............................      387
                                                                -------
                                                                  1,469
                                                                -------
            REAL ESTATE CREDIT (MORTGAGE BANKING) -- 2.0%
     12     Countrywide Financial Corp. ......................      393
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SECURITIES, COMMODITIES AND BROKERAGE -- 4.7%
      5     Goldman Sachs Group, Inc. ........................  $   453
      8     Merrill Lynch & Co., Inc. ........................      442
                                                                -------
                                                                    895
                                                                -------
            Total common stock
              (cost $17,025)..................................  $18,929
                                                                -------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 7.0%
            BANKING -- 0.7%
 $   10     ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    10
     25     CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       25
      3     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        3
     20     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       20
     19     J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       19
      3     UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        3
     51     UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       51
                                                                -------
                                                                    131
                                                                -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 6.3%
  1,204     Navigator Prime Portfolio.........................    1,204
                                                                -------
            Total short-term investments
              (cost $1,335)...................................  $ 1,335
                                                                -------
            Total investments in securities
              (cost $18,360) O................................  $20,264
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 39.05% of total net asset at October 31, 2004.
  B Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
  O At October 31, 2004, the cost of securities for federal income tax purposes is $18,518 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $2,385
      Unrealized depreciation..........................    (639)
                                                         ------
      Net unrealized appreciation......................  $1,746
                                                         ======

  U  See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
 I   Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $6,755, which represents 35.45% of total net assets.
 H   Security is fully or partially on loan at October 31, 2004.
 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL FINANCIAL SERVICES FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY COUNTRY
As of October 31, 2004

                                                     PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                            NET ASSETS
------------------------------------------------------------------
Australia                                                  5.1%
------------------------------------------------------------------
Canada                                                     1.9
------------------------------------------------------------------
Germany                                                    1.2
------------------------------------------------------------------
Italy                                                      2.4
------------------------------------------------------------------
Japan                                                      3.1
------------------------------------------------------------------
Panama                                                     1.7
------------------------------------------------------------------
Spain                                                      4.8
------------------------------------------------------------------
Sweden                                                     2.6
------------------------------------------------------------------
Switzerland                                                4.7
------------------------------------------------------------------
United Kingdom                                            11.5
------------------------------------------------------------------
United States                                             67.3
------------------------------------------------------------------
Other Assets & Liabilities                                -6.3
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL HEALTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 97.5%
            AGENCIES, BROKERAGES, OTHER INSURANCE
            ACTIVITIES -- 3.6%
     315    Medco Health Solutions, Inc. B....................  $ 10,678
                                                                --------
            BASIC CHEMICAL MANUFACTURING -- 0.9%
     101    Bayer AG I........................................     2,851
                                                                --------
            DATA PROCESSING SERVICES -- 2.3%
     409    NDCHealth Corp....................................     6,862
                                                                --------
            DRUGS & DRUGGISTS SUNDRIES WHOLESALERS -- 3.1%
     346    McKesson Corp. ...................................     9,227
                                                                --------
            ELECTRICAL EQUIP MANUF -- 0.9%
     138    Olympus Corp. IH..................................     2,667
                                                                --------
            ELECTROMEDICAL MANUFACTURING -- 6.0%
     110    Guidant Corp. ....................................     7,322
     210    Medtronic, Inc. ..................................    10,738
                                                                --------
                                                                  18,060
                                                                --------
            INSURANCE CARRIERS -- 4.5%
      49    Aetna, Inc........................................     4,665
     249    PacifiCare Health Systems, Inc. B.................     8,873
                                                                --------
                                                                  13,538
                                                                --------
            MEDICAL EQUIPMENT & SUPPLIES MANUFACTURING -- 3.4%
     187    Baxter International, Inc. .......................     5,752
      66    Becton, Dickinson & Co. ..........................     3,449
     100    Gambro AB Class B IH..............................     1,132
                                                                --------
                                                                  10,333
                                                                --------
            NAVIGATE, MEASURE, CONTROL INSTRUMENTS -- 1.8%
      42    Beckman Coulter, Inc. ............................     2,505
     394    Bruker BioSciences Corp. B........................     1,359
     176    CTI Molecular Imaging, Inc. B.....................     1,379
                                                                --------
                                                                   5,243
                                                                --------
            OFFICES OF PHYSICIANS -- 0.9%
       7    Edwards Lifesciences Corp. B......................     2,587
                                                                --------
            OTHER CHEMICAL AND PREPARATION -- 0.4%
      39    Connetics Corp. BH................................     1,059
                                                                --------
            OUTPATIENT CARE CENTERS -- 0.8%
     119    Humana, Inc. B....................................     2,275
                                                                --------
            PHARMACEUTICAL & MEDICINE
            MANUFACTURING -- 50.5%
     345    Abbott Laboratories...............................    14,724
     101    Abgenix, Inc. BH..................................       917
     136    Amylin Pharmaceuticals, Inc. BH...................     2,897
     373    AstraZeneca plc ADR...............................    15,380
     112    AtheroGenics, Inc. BH.............................     3,356
      74    Cephalon, Inc. BH.................................     3,523
      24    Cytokinetics, Inc. BH.............................       216
     227    Eisai Co. Ltd. I..................................     6,527
     163    Forest Laboratories, Inc. B.......................     7,257
     289    Fujisawa Pharmaceutical Co. Ltd. I................     7,541
      68    Hospira, Inc. B...................................     2,174

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            PHARMACEUTICAL & MEDICINE
            MANUFACTURING -- (CONTINUED)
     393    King Pharmaceuticals, Inc. B......................  $  4,288
     177    Lilly (Eli) & Co..................................     9,697
     264    Novartis AG I.....................................    12,605
      76    NPS Pharmaceuticals, Inc. BH......................     1,296
      32    Onyx Pharmaceuticals, Inc. BH.....................       898
      25    OSI Pharmaceuticals, Inc. B.......................     1,625
     192    Sankyo Co. Ltd. I.................................     3,985
     244    Sanofi-Aventis S.A. ADR...........................     8,913
   1,000    Schering-Plough Corp. ............................    18,110
      67    Schwarz Pharma AG IH..............................     2,513
     366    Shionogi & Co. Ltd. I.............................     5,665
      66    Takeda Pharmaceutical Co. Ltd. I..................     3,186
      90    Vertex Pharmaceuticals, Inc. BH...................       979
     133    Watson Pharmaceuticals, Inc. B....................     3,720
     234    Wyeth.............................................     9,274
                                                                --------
                                                                 151,266
                                                                --------
            PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES -- 0.9%
     312    Exelixis, Inc. BH.................................     2,778
                                                                --------
            SCIENTIFIC RESEARCH & DEVELOPMENT SERVICES -- 17.5%
     444    Applera Corp. -- Celera Genomics Group B..........     5,691
      94    ARIAD Pharmaceuticals, Inc. BH....................       532
     171    Ciphergen Biosystems, Inc. BH.....................       629
     145    CV Therapeutics, Inc. BH..........................     2,418
     368    Elan Corp. plc ADR BH.............................     9,494
     272    Genzyme Corp. B...................................    14,282
     134    Gilead Sciences, Inc. B...........................     4,647
     223    Human Genome Sciences, Inc. B.....................     2,296
      57    ICOS Corp. BH.....................................     1,288
     156    Medicines Co. B...................................     4,161
     336    Millennium Pharmaceuticals, Inc. B................     4,359
     152    Regeneron Pharmaceutical, Inc. BH.................     1,102
      86    Zymogenetics, Inc. BH.............................     1,626
                                                                --------
                                                                  52,525
                                                                --------
            Total common stock
              (cost $276,986).................................  $291,949
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 12.6%
            BANKING -- 2.2%
 $   503    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    503
   1,301    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,301
     139    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       139
   1,040    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................     1,040
     954    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       954

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL HEALTH FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            BANKING -- (CONTINUED)
 $   168    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................  $    168
   2,601    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     2,601
                                                                --------
                                                                   6,706
                                                                --------
 SHARES
 -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING 10.4%
  31,103    Navigator Prime Portfolio.........................    31,103
                                                                --------
            Total short-term investments
              (cost $37,809)..................................  $ 37,809
                                                                --------
            Total investments in securities
              (cost $314,795) O...............................  $329,758
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 27.54% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $315,628 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 38,156
      Unrealized depreciation........................   (24,026)
                                                       --------
      Net unrealized appreciation....................  $ 14,130
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $48,672, which represents 16.26% of total net assets.

  @@ Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

DIVERSIFICATION BY COUNTRY
As of October 31, 2004

                                                     PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                            NET ASSETS
------------------------------------------------------------------
France                                                     3.0%
------------------------------------------------------------------
Germany                                                    1.8
------------------------------------------------------------------
Ireland                                                    3.2
------------------------------------------------------------------
Japan                                                      9.9
------------------------------------------------------------------
Sweden                                                     0.4
------------------------------------------------------------------
Switzerland                                                4.2
------------------------------------------------------------------
United Kingdom                                             5.1
------------------------------------------------------------------
United States                                             82.5
------------------------------------------------------------------
Other Assets & Liabilities                               -10.1
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL LEADERS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 99.2%
            CANADA -- 6.0%
     114    Canadian National Railway Co. H...................  $  6,117
     406    Research In Motion Ltd. BH........................    35,774
                                                                --------
                                                                  41,891
                                                                --------
            FINLAND -- 2.0%
     911    Nokia Oyj ADR.....................................    14,040
                                                                --------
            FRANCE -- 5.2%
     863    Alcatel S.A. BIH..................................    12,622
     145    Cie Generale D'Optique Essilor International S.A.
              IH..............................................     9,858
      25    Pernod-Ricard IH..................................     3,476
      51    Total S.A. IH.....................................    10,530
                                                                --------
                                                                  36,486
                                                                --------
            GERMANY -- 3.8%
      50    Adidas-Salomon AG IH..............................     7,033
      92    Allianz AG IH.....................................     9,768
     526    Bayerische Hypo-und Vereinsbank AG BIH............    10,304
                                                                --------
                                                                  27,105
                                                                --------
            HONG KONG -- 3.4%
  11,256    CNOOC Ltd. I......................................     5,799
   1,905    Esprit Holdings Ltd. I............................    10,183
   1,061    Hutchison Whampoa Ltd. I..........................     8,148
                                                                --------
                                                                  24,130
                                                                --------
            INDIA -- 1.8%
     192    Infosys Technologies Ltd. ADR.....................    12,775
                                                                --------
            INDONESIA -- 0.5%
     183    P.T. Telekomunikasi Indonesia ADR.................     3,492
                                                                --------
            IRELAND -- 5.7%
   1,552    Elan Corp. plc ADR BH.............................    40,052
                                                                --------
            ITALY -- 0.9%
     281    Autostrade S.p.A. I ..............................     6,147
                                                                --------
            JAPAN -- 4.5%
     588    Bank of Yokohama Ltd. I...........................     3,506
       1    Japan Tobacco, Inc. I.............................     8,105
      19    Nintendo Co. Ltd. IH..............................     2,103
     244    Trend Micro, Inc. I...............................    11,651
       1    UFJ Holdings, Inc. BI.............................     6,040
                                                                --------
                                                                  31,405
                                                                --------
            LUXEMBOURG -- 0.6%
     393    SES Global M......................................     4,054
                                                                --------
            MEXICO -- 0.4%
      51    Grupo Televisa S.A. ADR...........................     2,816
                                                                --------
            NETHERLANDS -- 2.3%
     325    European Aeronautic Defence and Space Co. IH......     9,270
     203    Koninklijke (Royal) KPN N.V. BI...................     6,823
                                                                --------
                                                                  16,093
                                                                --------
            RUSSIA -- 2.3%
      28    LUKOIL ADR........................................     3,469
      49    Mobile Telesystems ADR............................     7,053
     142    OAO Gazprom Class S ADR M.........................     5,294
                                                                --------
                                                                  15,816
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SOUTH KOREA -- 2.2%
     334    Kia Motors Corp. I................................  $  3,141
     220    LG Electronics, Inc. IH...........................    12,430
                                                                --------
                                                                  15,571
                                                                --------
            SPAIN -- 1.0%
     455    Banco Bilbao Vizcaya Argentaria S.A. IH...........     7,141
                                                                --------
            SWEDEN -- 1.9%
   4,547    Telefonaktiebolaget LM Ericsson I.................    13,188
                                                                --------
            SWITZERLAND -- 0.9%
      63    Roche Holding AG I................................     6,399
                                                                --------
            UNITED KINGDOM -- 15.1%
   2,092    British Airways plc BI............................     8,302
   1,699    Capita Group plc I................................    10,964
      43    Carnival plc I....................................     2,258
   4,016    Carphone Warehouse Group plc I....................    12,265
   1,309    EMI Group plc I...................................     5,094
     748    GUS plc I.........................................    12,227
     739    InterContinental Hotels Group plc I...............     9,031
   1,075    Kingfisher plc I..................................     5,963
   2,322    Rolls-Royce Group plc I...........................    11,050
  55,558    Rolls-Royce Group plc Class B.....................       102
     655    Standard Chartered plc I..........................    11,698
   6,642    Vodafone Group plc I..............................    17,047
                                                                --------
                                                                 106,001
                                                                --------
            UNITED STATES -- 38.7%
     154    Altera Corp. B....................................     3,496
      64    Anadarko Petroleum Corp...........................     4,344
     330    Apple Computer, Inc. B............................    17,356
     320    Bank of America Corp..............................    14,351
     220    Best Buy Co., Inc.................................    13,040
     371    Cisco Systems, Inc. B.............................     7,127
      98    Citigroup, Inc....................................     4,328
      74    Costco Wholesale Corp.............................     3,557
     177    Danaher Corp......................................     9,741
     145    Dell, Inc. B......................................     5,091
      70    eBay, Inc. B......................................     6,852
     207    Exxon Mobil Corp. ................................    10,189
     466    General Electric Co. .............................    15,883
     195    Gillette Co. .....................................     8,101
      79    Goldman Sachs Group, Inc. ........................     7,802
      25    Google, Inc. B....................................     4,710
     259    Home Depot, Inc...................................    10,632
     385    IVAX Corp. B .....................................     6,962
     137    Medtronic, Inc. ..................................     6,987
     268    Microsoft Corp. ..................................     7,487
     240    Monster Worldwide, Inc. BH .......................     6,743
     324    Motorola, Inc. ...................................     5,584
     131    Parker-Hannifin Corp. ............................     9,281
      46    Pixar B...........................................     3,723
     409    Schering-Plough Corp. ............................     7,407
     109    Schlumberger Ltd. ................................     6,879
     353    Staples, Inc. ....................................    10,483
     219    Starbucks Corp. BH ...............................    11,554
     219    Tyco International Ltd. ..........................     6,813
     482    XM Satellite Radio Holdings, Inc. Class A BH .....    15,565
     555    Yahoo!, Inc. B ...................................    20,100
                                                                --------
                                                                 272,168
                                                                --------
            Total common stock
              (cost $601,221).................................  $696,770
                                                                --------

The accompanying notes are an integral part of this financial statement.

 HARTFORD GLOBAL LEADERS FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- 20.1%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 19.2%
$135,193    Navigator Prime Portfolio.........................  $135,193
                                                                --------

            UNITED STATES -- 0.9%
     457    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................       457
   1,182    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,182
     126    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11/1/2004................................       126
     945    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       945
     867    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       867
     153    UBS Securities Joint Repurchase Agreement,
              1.77%, 11/1/2004................................       153
   2,364    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     2,364
                                                                --------
                                                                   6,094
                                                                --------

            Total short-term investments
              (cost $141,287).................................  $141,287
                                                                --------
            Total investments in securities
              (cost $742,508) O...............................  $838,057
                                                                ========


Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $749,082 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.....................................  $92,159
      Unrealized depreciation.....................................   (3,184)
                                                                    -------
      Net unrealized appreciation.................................  $88,975
                                                                    =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $9,348, which represents 1.33% of total net assets.
  I Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $289,564, which represents 41.22% of total net assets.

  H  Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
British Pound                                   Buy             $ 251           $  251          11/01/2004              $@@
British Pound                                   Buy               307              306          11/02/2004                1
British Pound                                  Sell                38               38          11/03/2004               @@
Hong Kong Dollars                               Buy             1,166            1,166          11/02/2004               @@
Japanese Yen                                    Buy             3,296            3,290          11/01/2004                6
Japanese Yen                                   Sell             1,927            1,926          11/04/2004               (1)
                                                                                                                        ---
                                                                                                                        $ 6
                                                                                                                        ===

@@ Due to the presentation of the financial statements in thousands, the number of shares and/or dollars round to zero.

DIVERSIFICATION BY INDUSTRY
As of October 31, 2004

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Basic Materials                                         2.6%
---------------------------------------------------------------
Capital Goods                                           6.4
---------------------------------------------------------------
Consumer Cyclical                                      16.4
---------------------------------------------------------------
Consumer Staples                                        2.6
---------------------------------------------------------------
Energy                                                  6.6
---------------------------------------------------------------
Finance                                                30.7
---------------------------------------------------------------
Health Care                                             9.7
---------------------------------------------------------------
Services                                                8.0
---------------------------------------------------------------
Technology                                             34.2
---------------------------------------------------------------
Transportation                                          2.1
---------------------------------------------------------------
Other Assets & Liabilities                            -19.3
---------------------------------------------------------------
TOTAL                                                 100.0%
---------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
COMMON STOCK -- 99.7%
            COMMUNICATIONS EQUIPMENT -- 12.9%
   156      Cisco Systems, Inc. B.............................  $ 3,003
   166      Lucent Technologies, Inc. B.......................      588
    34      Motorola, Inc. ...................................      580
   146      Nokia Oyj ADR.....................................    2,253
     6      Plantronics, Inc. ................................      265
    36      Scientific-Atlanta, Inc. .........................      972
                                                                -------
                                                                  7,661
                                                                -------
            COMPUTER AND PERIPHERAL -- 9.8%
    49      Dell, Inc. B......................................    1,725
    38      EMC Corp. B.......................................      494
    34      Hutchinson Technology, Inc. B.....................    1,156
    27      International Business Machines Corp. ............    2,459
                                                                -------
                                                                  5,834
                                                                -------
            COMPUTER SYSTEMS DESIGN & RELATED SERVICES -- 7.5%
    65      BISYS Group, Inc. B...............................      945
    40      CheckFree Corp. B.................................    1,240
    22      Computer Sciences Corp. B.........................    1,098
    26      DST Systems, Inc. B...............................    1,170
                                                                -------
                                                                  4,453
                                                                -------
            DATA PROCESSING SERVICES -- 4.5%
    65      First Data Corp. .................................    2,687
                                                                -------
            ELECTRICAL EQUIP MANUF -- COMPONENT OTHER -- 3.3%
   172      Corning, Inc. B...................................    1,967
                                                                -------
            INFORMATION -- SOFTWARE PUBLISHERS -- 16.6%
    76      Brocade Communications Systems, Inc. B............      519
     9      Electronic Arts, Inc. B...........................      404
   198      Microsoft Corp. ..................................    5,528
   115      Red Hat, Inc. B...................................    1,474
    73      VeriSign, Inc. B..................................    1,945
                                                                -------
                                                                  9,870
                                                                -------
            INTERNET PROVIDERS & WEB SEARCH PORT -- 7.1%
   117      Yahoo!, Inc. B....................................    4,216
                                                                -------
            MANAGEMENT, SCIENTIFIC, AND TECH CONSULTING
            SVCS -- 2.0%
    50      Accenture Ltd. Class A B..........................    1,208
                                                                -------
            OTHER SERVICES -- OTHER PERSONAL SERVICES -- 1.3%
    24      Cendant Corp. ....................................      494
    10      TaTa Consulting BM................................      242
                                                                -------
                                                                    736
                                                                -------
            OTHER TELECOMMUNICATIONS -- 1.2%
    34      ADTRAN, Inc. .....................................      739
                                                                -------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            RETAIL -- ELECTRONIC SHOPPING AND MAIL-ORDER
            HOUSES -- 1.5%
     9      eBay, Inc. B......................................  $   888
                                                                -------
            SEMICONDUCTOR, ELECTRONIC COMPON -- 29.5%
    57      Altera Corp. B....................................    1,287
    53      Analog Devices, Inc. .............................    2,114
    99      Applied Materials, Inc. B.........................    1,594
    59      ASM International N.V. BH.........................      837
    32      ASML Holding N.V. B...............................      461
    42      Broadcom Corp. Class A B..........................    1,128
   122      Fairchild Semiconductor International, Inc. B.....    1,750
    36      Flextronics International Ltd. B..................      435
    29      KLA-Tencor Corp. B................................    1,325
    64      Lam Research Corp. B..............................    1,658
    47      Micron Technology, Inc. B.........................      569
   212      ON Semiconductor Corp. B..........................      763
    37      QLogic Corp. B....................................    1,198
    65      STMicroelectronics N.V. ..........................    1,197
    40      Xilinx, Inc. .....................................    1,215
                                                                -------
                                                                 17,531
                                                                -------
            WASTE MANAGEMENT -- BUSINESS SUPPORT
            SERVICES -- 1.0%
    18      Iron Mountain, Inc. B.............................      588
                                                                -------
            WASTE MANAGEMENT -- EMPLOYMENT SERVICES -- 0.5%
     6      Manpower, Inc. ...................................      290
                                                                -------
            WIRELESS TELECOMMUNICATIONS CARRIERS -- 1.0%
     7      Research In Motion Ltd. B.........................      609
                                                                -------
            Total common stock
              (cost $55,762)..................................  $59,277
                                                                -------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.8%
            BANKING -- 0.6%
  $ 29      ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    29
    76      CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       76
     8      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        8
    61      Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       61
    55      J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       55
    10      UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................       10
   151      UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      151
                                                                -------
                                                                    390
                                                                -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GLOBAL TECHNOLOGY FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.2%
   705      BNY Institutional Cash Reserve Fund...............  $   705
                                                                -------
            Total short-term investments
              (cost $1,095)...................................  $ 1,095
                                                                -------
            Total investments in securities
              (cost $56,857) O ...............................  $60,372
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 9.01% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $58,058 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $ 5,306
      Unrealized depreciation.........................   (2,992)
                                                        -------
      Net unrealized appreciation.....................  $ 2,314
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $242, which represents 0.41% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

DIVERSIFICATION BY COUNTRY
As of October 31, 2004

                                                     PERCENTAGE OF
DIVERSIFICATION BY COUNTRY                            NET ASSETS
------------------------------------------------------------------
Canada                                                     1.0%
------------------------------------------------------------------
Finland                                                    3.8
------------------------------------------------------------------
Netherlands                                                2.2
------------------------------------------------------------------
Switzerland                                                2.0
------------------------------------------------------------------
United States                                             92.5
------------------------------------------------------------------
Other Assets & Liabilities                                -1.5
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
AFFILIATED INVESTMENT COMPANIES -- 97.4%
EQUITY FUNDS -- 77.9%
   166      Hartford Capital Appreciation Fund, Class Y B.....  $ 5,361
   766      Hartford Disciplined Equity Fund, Class Y.........    8,424
   213      Hartford Dividend and Growth Fund, Class Y........    3,829
   539      Hartford Global Leaders Fund, Class Y B...........    9,189
   373      Hartford Growth Fund, Class Y B...................    6,126
   784      Hartford International Capital Appreciation Fund,
              Class Y.........................................    9,190
   243      Hartford Small Company Fund, Class Y B............    3,829
   154      Hartford SmallCap Growth Fund, Class Y B..........    3,829
   946      Hartford Value Fund, Class Y......................    9,189
   162      Hartford Value Opportunities Fund, Class Y B......    2,297
                                                                -------
            Total equity funds
              (cost $58,959)..................................  $61,263
                                                                -------
FIXED INCOME FUNDS -- 19.5%
   489      Hartford Inflation Plus Fund, Class Y.............  $ 5,361
   228      Hartford Short Duration Fund, Class Y.............    2,297
   692      Hartford Total Return Bond Fund, Class Y..........    7,658
                                                                -------
            Total fixed income funds
              (cost $15,185)..................................  $15,316
                                                                -------
            Total investments in affiliated investment
              companies
              (cost $74,144) O................................  $76,579
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $74,144 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $2,437
      Unrealized depreciation..........................      (2)
                                                         ------
      Net unrealized appreciation......................  $2,435
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 96.5%
            BASIC MATERIALS -- 1.8%
     360    Gillette Co. .....................................  $ 14,942
                                                                --------
            CAPITAL GOODS -- 1.0%
      83    General Dynamics Corp. ...........................     8,494
                                                                --------
            CONSUMER CYCLICAL -- 13.2%
     217    AutoZone, Inc. B..................................    17,776
     234    Best Buy Co., Inc. ...............................    13,847
     365    CDW Corp. ........................................    22,669
     313    eBay, Inc. B......................................    30,583
     183    Lennar Corp. Class A..............................     8,229
     153    Lowe's Companies, Inc. ...........................     8,632
     156    Starbucks Corp. BH................................     8,260
                                                                --------
                                                                 109,996
                                                                --------
            ENERGY -- 1.2%
     190    Petro-Canada......................................    10,356
                                                                --------
            FINANCE -- 10.0%
     357    Citigroup, Inc. ..................................    15,844
   1,196    Countrywide Financial Corp. ......................    38,191
     203    Franklin Resources, Inc. .........................    12,333
     260    Freddie Mac.......................................    17,317
                                                                --------
                                                                  83,685
                                                                --------
            HEALTH CARE -- 20.6%
     237    Abbott Laboratories...............................    10,115
     706    AstraZeneca plc ADR...............................    29,090
     293    Elan Corp. plc ADR BH.............................     7,560
     149    Forest Laboratories, Inc. B.......................     6,638
     120    Genzyme Corp. BH..................................     6,312
     225    Gilead Sciences, Inc. B...........................     7,791
     612    Guidant Corp. ....................................    40,752
     445    Lilly (Eli) & Co. ................................    24,408
     563    Medtronic, Inc. ..................................    28,800
     586    Schering-Plough Corp. ............................    10,605
                                                                --------
                                                                 172,071
                                                                --------
            SERVICES -- 12.5%
     387    Accenture Ltd. Class A B..........................     9,380
     567    Apollo Group, Inc. Class A B......................    37,430
     124    Moody's Corp. ....................................     9,672
     287    Omnicom Group, Inc. ..............................    22,644
      83    Pixar B...........................................     6,707
     574    XM Satellite Radio Holdings, Inc. Class A BH......    18,561
                                                                --------
                                                                 104,394
                                                                --------
            TECHNOLOGY -- 36.2%
     436    Analog Devices, Inc. H............................    17,549
   1,211    Cisco Systems, Inc. B.............................    23,258
     621    Corning, Inc. B...................................     7,115
     204    Danaher Corp. ....................................    11,272
     870    Dell, Inc. B......................................    30,513
     527    Electronic Arts, Inc. B...........................    23,685
     678    First Data Corp. .................................    27,987
     573    General Electric Co. .............................    19,563
      74    Lexmark International, Inc. ADR B.................     6,173
     796    Microsoft Corp. ..................................    22,271

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
     563    Research In Motion Ltd. BH........................  $ 49,672
     508    Xilinx, Inc. .....................................    15,533
   1,317    Yahoo!, Inc. B....................................    47,662
                                                                --------
                                                                 302,253
                                                                --------
            Total common stock
              (cost $710,942).................................  $806,191
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 13.1%
            FINANCE -- 5.1%
 $ 3,193    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $  3,193
   8,260    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     8,260
     880    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       880
   6,605    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................     6,605
   6,055    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     6,055
   1,069    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................     1,069
  16,516    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................    16,516
                                                                --------
                                                                  42,578
                                                                --------
 SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 8.0%
  67,044    BNY Institutional Cash Reserve Fund...............    67,044
                                                                --------
            Total short-term investments
              (cost $109,622).................................  $109,622
                                                                --------
            Total investments in securities
              (cost $820,564) O...............................  $915,813
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.57% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $821,713 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $113,298
      Unrealized depreciation........................   (19,198)
                                                       --------
      Net unrealized appreciation....................  $ 94,100
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 H   Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 97.5%
            BASIC MATERIALS -- 5.1%
     243    Alkermes, Inc. BH.................................  $  3,001
     192    Arch Coal, Inc. ..................................     6,227
     290    Jarden Corp. B....................................    10,194
     144    Precision Castparts Corp. ........................     8,640
      74    Rio Tinto plc ADR.................................     7,898
                                                                --------
                                                                  35,960
                                                                --------
            CAPITAL GOODS -- 3.0%
     169    Bucyrus International, Inc. ......................     5,073
     248    European Aeronautic Defence and Space Co. I.......     7,066
   1,888    Rolls-Royce Group plc I...........................     8,984
  47,556    Rolls-Royce Group plc Class B.....................        87
                                                                --------
                                                                  21,210
                                                                --------
            CONSUMER CYCLICAL -- 11.6%
     734    American Tower Corp. Class A BH...................    12,614
     161    Best Buy Co., Inc. ...............................     9,517
     189    Chico's FAS, Inc. B...............................     7,554
     214    D.R. Horton, Inc. ................................     6,422
      94    Grainger (W.W.), Inc. ............................     5,490
     437    Michaels Stores, Inc. ............................    12,705
     210    New York & Co., Inc. B............................     4,343
     188    RARE Hospitality International, Inc. B............     5,208
   1,469    Rinker Group Ltd. I...............................     9,548
     435    Sotheby's Holdings, Inc. Class A B................     8,130
                                                                --------
                                                                  81,531
                                                                --------
            ENERGY -- 3.6%
     628    Chesapeake Energy Corp. H.........................    10,101
     186    Noble Corp. B.....................................     8,506
     116    Smith International, Inc. B.......................     6,749
                                                                --------
                                                                  25,356
                                                                --------
            FINANCE -- 6.0%
     275    Citigroup, Inc. ..................................    12,193
     332    Countrywide Financial Corp. ......................    10,601
     118    Freddie Mac.......................................     7,839
     330    Medco Health Solutions, Inc. B....................    11,197
                                                                --------
                                                                  41,830
                                                                --------
            HEALTH CARE -- 15.5%
     245    AstraZeneca plc ADR...............................    10,082
     152    AtheroGenics, Inc. BH.............................     4,545
     225    Auxilium Pharmaceuticals, Inc. B..................     1,968
     196    Cephalon, Inc. B..................................     9,324
     426    Elan Corp. plc ADR BH.............................    10,980
     231    Forest Laboratories, Inc. B.......................    10,289
       9    Foxhollow Technologies, Inc. B....................       177
     184    Gilead Sciences, Inc. B...........................     6,375
     146    Guidant Corp. ....................................     9,693
     130    ICOS Corp. BH.....................................     2,916
     153    Medicines Co. B...................................     4,068
     280    Medtronic, Inc. ..................................    14,321
     624    Millennium Pharmaceuticals, Inc. B................     8,093
      76    Neurocrine Biosciences, Inc. B....................     3,515
     168    NPS Pharmaceuticals, Inc. BH......................     2,876
     513    Schering-Plough Corp. ............................     9,296
                                                                --------
                                                                 108,518
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            SERVICES -- 15.8%
     389    Accenture Ltd. Class A B..........................  $  9,408
     140    Adecco S.A. BI....................................     6,749
     155    Apollo Group, Inc. Class A B......................    10,256
     654    Cendant Corp. ....................................    13,466
     261    Corporate Executive Board Co. ....................    16,625
     489    Education Management Corp. B......................    13,112
       7    Jackson Hewitt Tax Service, Inc. .................       151
     256    Life Time Fitness, Inc. B.........................     5,958
     315    Manpower, Inc. ...................................    14,245
     218    Monster Worldwide, Inc. B.........................     6,109
       5    Per-Se Technologies, Inc. B.......................        71
   1,603    Sirius Satellite Radio, Inc. BH...................     6,252
     103    TaTa Consulting BM................................     2,613
     174    XM Satellite Radio Holdings, Inc. Class A B.......     5,637
                                                                --------
                                                                 110,652
                                                                --------
            TECHNOLOGY -- 32.3%
     371    Amdocs Ltd. B.....................................     9,338
     183    Comverse Technology, Inc. B.......................     3,783
     540    Crown Castle International Corp. B................     8,266
     196    Electronic Arts, Inc. B...........................     8,795
     234    First Data Corp. .................................     9,664
     280    FuelCell Energy, Inc. BH..........................     3,449
     114    L-3 Communications Holdings, Inc. ................     7,523
     577    MEMC Electronic Materials, Inc. B.................     5,428
      49    Mobile Telesystems ADR............................     7,111
     608    Motorola, Inc. ...................................    10,489
      95    NAVTEQ Corp. B....................................     3,846
     628    Network Appliance, Inc. BH........................    15,370
     700    Nextel Communications, Inc. Class A B.............    18,540
     287    Novatel Wireless, Inc. B..........................     5,949
     201    NTL, Inc. B.......................................    13,349
     301    Openwave Systems, Inc. B..........................     3,544
     269    P.T. Telekomunikasi Indonesia ADR.................     5,124
     206    Qualcomm, Inc. ...................................     8,613
     213    Red Hat, Inc. B...................................     2,730
     158    Research In Motion Ltd. B.........................    13,909
     271    Salesforce.com, Inc. BH...........................     5,501
     281    Scientific-Atlanta, Inc. .........................     7,691
     177    SES Global M......................................     1,822
     273    Take-Two Interactive Software, Inc. B.............     9,011
   7,385    Techtronic Industries Co. Ltd. I..................    14,734
     284    Verint Systems, Inc. B............................    11,057
     325    Yahoo!, Inc. B....................................    11,751
                                                                --------
                                                                 226,387
                                                                --------
            TRANSPORTATION -- 4.6%
     418    GOL Linhas Aereas Inteligentes S.A. ADR BH........     8,634
     658    Sirva, Inc. B.....................................    15,792
     159    Yellow Roadway Corp. B............................     7,630
                                                                --------
                                                                  32,056
                                                                --------
            Total common stock
              (cost $573,410).................................  $683,500
                                                                --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD GROWTH OPPORTUNITIES FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

 PRINCIPAL                                                      MARKET
  AMOUNT                                                        VALUE U
-----------                                                    ---------
SHORT-TERM INVESTMENTS -- 9.3%
           FINANCE -- 0.5%
 $     269 ABN AMRO Joint Repurchase Agreement,
             1.78%, 11-1-2004................................  $     269
       695 CS First Boston Joint Repurchase Agreement,
             1.86%, 11-1-2004................................        695
        74 Deutsche Bank Securities Joint Repurchase
             Agreement,
             1.77%, 11-1-2004................................         74
       556 Deutsche Bank Securities Joint Repurchase
             Agreement,
             1.86%, 11-1-2004................................        556
       510 J.P. Morgan Chase Joint Repurchase Agreement,
             1.86%, 11-1-2004................................        510
        90 UBS Securities Joint Repurchase Agreement,
             1.77%, 11-1-2004................................         90
     1,390 UBS Securities Joint Repurchase Agreement,
             1.86%, 11-1-2004................................      1,390
                                                               ---------
                                                                   3,584
                                                               ---------
  SHARES
 ---------
           SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
           LENDING -- 8.8%
    61,870 BNY Institutional Cash Reserve Fund...............     61,870
           Total short-term investments
             (cost $65,454)..................................  $  65,454
                                                               ---------
           Total investments in securities
             (cost $638,864) O...............................  $ 748,954
                                                               =========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.42% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $638,987 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $120,843
      Unrealized depreciation........................   (10,876)
                                                       --------
      Net unrealized appreciation....................  $109,967
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $4,435, which represents 0.63% of total net assets.

  I Securities valued in good faith at fair value by, or under the direction of, the Fund's Board of Directors. The aggregate value of these securities at October 31, 2004, was $47,081, which represents 6.72% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 0.1%
            FINANCE -- 0.1%
 $   579    Home Equity Asset Trust,
              5.25%, 4-27-2034 M..............................  $    579
                                                                --------
            Total asset backed and commercial mortgage
              securities
              (cost $578).....................................  $    579
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 3.8%
            BASIC MATERIALS -- 0.6%
     506    Georgia Gulf Corp.,
              7.625%, 11-15-2005..............................  $    525
   1,000    Methanex Corp.,
              8.75%, 8-15-2012................................     1,170
     650    Potlatch Corp.,
              12.50%, 12-1-2009...............................       815
                                                                --------
                                                                   2,510
                                                                --------
            CONSUMER CYCLICAL -- 0.2%
     550    AutoNation, Inc.,
              9.00%, 8-1-2008 H...............................       633
                                                                --------
            ENERGY -- 0.1%
     725    Gazprom International S.A.,
              7.201%, 2-1-2020................................       760
     730    Gazprom International, Inc.,
              9.625%, 3-1-2013................................       840
                                                                --------
                                                                   1,600
                                                                --------
            FINANCE -- 0.1%
     340    TuranAlem Finance B.V.,
              8.00%, 3-24-2014 M..............................       332
                                                                --------
            SERVICES -- 0.5%
   1,400    Hilton Hotels Corp.,
              7.625%, 5-15-2008...............................     1,569
     260    Hilton Hotels Corp.,
              8.25%, 2-15-2011................................       310
                                                                --------
                                                                   1,879
                                                                --------
            TECHNOLOGY -- 1.8%
   2,010    Intelsat Ltd.,
              6.50%, 11-1-2013................................     1,724
   4,240    Rogers Cable, Inc.,
              6.25%, 6-15-2013................................     4,229
   1,205    Thomas & Betts Corp.,
              7.25%, 6-1-2013.................................     1,312
      @@    VoiceStream Wireless Corp.,
              10.375%, 11-15-2009 I...........................         ]
                                                                --------
                                                                   7,265
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            UTILITIES -- 0.5%
 $   630    Centerpoint Energy Resources Corp.,
              7.875%, 4-1-2013................................  $    753
     875    Centerpoint Energy, Inc.,
              6.85%, 6-1-2015.................................       967
     125    El Paso Electric Co.,
              9.40%, 5-1-2011.................................       140
                                                                --------
                                                                   1,860
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $15,366)..................................  $ 16,079
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 91.1%
            BASIC MATERIALS -- 15.2%
   3,000    Abitibi-Consolidated Finance L.P.,
              7.875%, 8-1-2009 H..............................  $  3,195
     470    Abitibi-Consolidated, Inc.,
              7.75%, 6-15-2011 H..............................       498
   1,415    Acetex Corp.,
              10.875%, 8-1-2009...............................     1,557
     775    Airgas, Inc.,
              9.125%, 10-1-2011...............................       872
   1,895    AK Steel Corp.,
              7.75%, 6-15-2012 H..............................     1,919
     895    AK Steel Corp.,
              7.875%, 2-15-2009 H.............................       908
   2,295    Ball Corp.,
              6.875%, 12-15-2012..............................     2,502
   1,375    Boise Cascade Corp.,
              7.50%, 2-1-2008.................................     1,535
     610    Boise Cascade LLC,
              7.125%, 10-15-2014 M............................       637
   2,130    Bowater Canada Finance,
              7.95%, 11-15-2011 H.............................     2,305
     400    Bowater, Inc.,
              6.50%, 6-15-2013 H..............................       401
   1,310    California Steel Industries, Inc.,
              6.125%, 3-15-2014...............................     1,287
   1,735    Cascades, Inc.,
              7.25%, 2-15-2013................................     1,874
   1,696    Crown European Holdings S.A.,
              9.50%, 3-1-2011 H...............................     1,933
   1,982    FMC Corp.,
              10.25%, 11-1-2009...............................     2,299
     700    Foundation PA Coal Co.,
              7.25%, 8-1-2014 M...............................       748
   2,340    Georgia-Pacific Corp.,
              8.125%, 5-15-2011...............................     2,732
   2,750    Georgia-Pacific Corp.,
              8.875%, 2-1-2010................................     3,238
     600    Hercules, Inc.,
              11.125%, 11-15-2007 H...........................       726
     260    Hercules, Inc.,
              6.60%, 8-1-2027.................................       268
     150    Huntsman International LLC (Euro),
              10.125%, 7-1-2009...............................       200
   1,820    Huntsman International LLC,
              9.875%, 3-1-2009................................     2,020

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            BASIC MATERIALS -- (CONTINUED)
 $   265    IMC Global, Inc.,
              11.25%, 6-1-2011 H..............................  $    311
   1,430    Intertape Polymer Group, Inc.,
              8.50%, 8-1-2014 M...............................     1,421
     300    Jefferson Smurfit Corp.,
              7.50%, 6-1-2013.................................       327
   1,210    Jefferson Smurfit Corp.,
              8.25%, 10-1-2012................................     1,343
     415    Kappa Beheer B.V. (Euro),
              10.625%, 7-15-2009..............................       562
     720    Longview Fibre Co.,
              10.00%, 1-15-2009...............................       790
   1,510    Lyondell Chemical Co.,
              9.625%, 5-1-2007 H..............................     1,657
   1,750    Nalco Co.,
              7.75%, 11-15-2011...............................     2,387
   1,760    Nalco Co.,
              7.75%, 11-15-2011...............................     1,905
     240    Norampac, Inc.,
              6.75%, 6-1-2013 H...............................       253
     555    Norske Skog Canada Ltd.,
              7.375%, 3-1-2014 H..............................       577
     880    Norske Skog Canada Ltd.,
              8.625%, 6-15-2011...............................       950
     380    Nova Chemicals Corp.,
              6.50%, 1-15-2012................................       400
     835    Oregon Steel Mills, Inc.,
              10.00%, 7-15-2009 H.............................       927
   1,445    Owens-Brockway Glass Container, Inc.,
              8.75%, 11-15-2012...............................     1,629
   1,250    Owens-Brockway Glass Container, Inc.,
              8.875%, 2-15-2009...............................     1,372
   1,485    Peabody Energy Corp.,
              6.875%, 3-15-2013...............................     1,630
   1,730    Plastipak Holdings, Inc.,
              10.75%, 9-1-2011................................     1,938
     115    PolyOne Corp.,
              10.625%, 5-15-2010 H............................       128
   1,615    PolyOne Corp.,
              8.875%, 5-1-2012................................     1,724
     440    Steel Dynamics, Inc.,
              9.50%, 3-15-2009 H..............................       487
   1,050    Stone Container Corp.,
              8.375%, 7-1-2012................................     1,160
     965    Stone Container Corp.,
              9.75%, 2-1-2011.................................     1,076
     645    United States Steel Corp.,
              9.75%, 05-15-2010...............................       739
     419    United States Steel LLC,
              10.75%, 8-1-2008................................       497
     650    Westlake Chemical Corp.,
              8.75%, 7-15-2011................................       733
                                                                --------
                                                                  60,577
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CAPITAL GOODS -- 4.8%
 $ 1,699    AGCO Corp.,
              9.50%, 5-1-2008.................................  $  1,826
   1,105    Bombardier Recreational,
              8.375%, 12-15-2013 M............................     1,188
     340    Cummins, Inc.,
              6.75%, 2-15-2027................................       357
     430    Cummins, Inc.,
              9.50%, 12-1-2010................................       494
     254    Flowserve Finance B.V., (Euro),
              12.25%, 8-15-2010...............................       360
     425    Jorgensen (Earle M.) Co.,
              9.75%, 6-1-2012 H...............................       472
     670    Joy Global, Inc.,
              8.75%, 3-15-2012................................       757
   1,525    K2 Corp.,
              7.375%, 7-1-2014 M..............................     1,662
   1,330    Rexnord Corp.,
              10.125%, 12-15-2012.............................     1,503
   3,195    SPX Corp.,
              6.25%, 6-15-2011................................     3,259
   2,690    Terex Corp.,
              7.375%, 1-15-2014...............................     2,878
     930    Terex Corp.,
              9.25%, 7-15-2011................................     1,042
   1,100    Xerox Corp.,
              6.875%, 8-15-2011...............................     1,174
     400    Xerox Corp.,
              7.125%, 6-15-2010 H.............................       433
   1,120    Xerox Corp.,
              7.625%, 6-15-2013...............................     1,232
     570    Xerox Corp.,
              9.75%, 1-15-2009................................       668
                                                                --------
                                                                  19,305
                                                                --------
            CONSUMER CYCLICAL -- 8.4%
   1,675    Ahold Finance USA, Inc.,
              8.25%, 7-15-2010................................     1,913
     852    Collins & Aikman Floorcoverings, Inc.,
              9.75%, 2-15-2010................................       911
   1,320    Dana Corp.,
              6.50%, 3-15-2008 H..............................     1,389
   3,455    Delhaize America, Inc.,
              8.125%, 4-15-2011...............................     3,981
   1,610    Finlay Fine Jewelry Corp.,
              8.375%, 6-1-2012................................     1,759
   2,520    Group 1 Automotive, Inc.,
              8.25%, 8-15-2013................................     2,665
     900    Ingles Markets, Inc.,
              8.875%, 12-1-2011...............................       972
   1,400    J.C. Penney Co., Inc.,
              7.65%, 8-15-2016................................     1,589

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CONSUMER CYCLICAL -- (CONTINUED)
 $   935    Millennium America, Inc.,
              7.00%, 11-15-2006 H.............................  $    977
     594    Navistar International Corp.,
              9.375%, 6-1-2006................................       641
   1,380    Perry Ellis International, Inc.,
              8.875%, 9-15-2013...............................     1,477
     670    Phillips Van-Heusen Corp.,
              7.75%, 11-15-2023...............................       673
     850    Russel Metals, Inc.,
              6.375%, 3-1-2014................................       850
   1,150    Saks, Inc.,
              7.50%, 12-1-2010................................     1,219
     910    Scotts Co.,
              6.625%, 11-15-2013..............................       960
   1,430    Sealy Mattress Co.,
              8.25%, 6-15-2014 H..............................     1,512
   3,300    Sonic Automotive, Inc.,
              8.625%, 8-15-2013...............................     3,490
   1,640    Stater Brothers Holdings, Inc.,
              8.125%, 6-15-2012...............................     1,738
   2,544    TRW Automotive, Inc.,
              9.375%, 2-15-2013...............................     2,926
     860    United Auto Group, Inc.,
              9.625%, 3-15-2012...............................       957
     450    United Components, Inc.,
              9.375%, 6-15-2013 H.............................       488
     475    Warnaco Inc.,
              8.875%, 6-15-2013...............................       531
                                                                --------
                                                                  33,618
                                                                --------
            CONSUMER STAPLES -- 4.2%
     623    Armkel LLC,
              9.50%, 8-15-2009................................       678
     520    Constellation Brands, Inc.,
              8.125%, 1-15-2012 H.............................       569
     890    Dole Food Co., Inc.,
              7.25%, 6-15-2010................................       932
     910    Dole Food Co., Inc.,
              8.625%, 5-1-2009................................     1,008
   1,560    Johnsondiversey, Inc.,
              9.625%, 5-15-2012...............................     1,755
     950    Pierre Foods, Inc.,
              9.875%, 7-15-2012 MH............................       964
     315    Pilgrim's Pride Corp.,
              9.625%, 9-15-2011...............................       354
   1,750    PPC Escrow Corp.,
              9.25%, 11-15-2013 H.............................     1,951
   2,500    Premium Standard Farms, Inc.,
              9.25%, 6-15-2011 H..............................     2,638
     215    Remy Cointreau (Euro),
              6.50%, 7-1-2010 M...............................       289
   1,185    Smithfield Foods, Inc.,
              8.00%, 10-15-2009...............................     1,315
   1,725    Tembec Industries, Inc.,
              7.75%, 3-15-2012................................     1,691

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 $ 2,400    Tembec Industries, Inc.,
              8.625%, 6-30-2009 H.............................  $  2,442
     275    United Agri Products,
              8.25%, 12-15-2011 M.............................       297
                                                                --------
                                                                  16,883
                                                                --------
            ENERGY -- 5.4%
     625    Chesapeake Energy Corp.,
              6.875%, 1-15-2016...............................       669
     555    Chesapeake Energy Corp.,
              7.75%, 1-15-2015................................       616
     415    Citgo Petroleum Corp.,
              6.00%, 10-15-2011 M.............................       422
   2,650    Coastal Corp.,
              7.75%, 6-15-2010 H..............................     2,743
   2,340    Comstock Resources, Inc.,
              6.875%, 3-1-2012................................     2,422
   1,055    CONSOL Energy, Inc.,
              7.875%, 3-1-2012................................     1,192
   1,070    El Paso CGP Co.,
              6.50%, 6-1-2008.................................     1,070
   1,125    Giant Industries, Inc.,
              8.00%, 5-15-2014 H..............................     1,173
     195    Houston Exploration Co.,
              7.00%, 6-15-2013................................       207
   1,469    Magnum Hunter Resources, Inc.,
              9.60%, 3-15-2012 H..............................     1,678
   1,410    Newpark Resources, Inc.,
              8.625%, 12-15-2007..............................     1,431
     700    Plains Exploration & Production Co.,
              8.75%, 7-1-2012.................................       791
     906    Port Arthur Finance Corp.,
              12.50%, 1-15-2009...............................     1,060
     410    Premcor Refining Group, Inc.,
              6.125%, 5-1-2011................................       433
   1,580    Premcor Refining Group, Inc.,
              9.25%, 2-1-2010.................................     1,797
   1,040    Tesoro Petroleum Corp.,
              8.00%, 4-15-2008................................     1,131
     750    Tesoro Petroleum Corp.,
              9.625%, 11-1-2008 H.............................       827
     975    Whiting Petroleum Corp.,
              7.25%, 5-1-2012.................................     1,024
                                                                --------
                                                                  20,686
                                                                --------
            FINANCE -- 6.8%
   2,335    BCP Caylux Holdings Corp.,
              9.625%, 6-15-2014 M.............................     2,615
   1,125    BSN Glasspack Obligation (Euro),
              9.25%, 8-1-2009 M...............................     1,581
   1,650    Burns Philip Capital Property Ltd.,
              9.75%, 7-15-2012................................     1,815
     390    Couche-Tard US Finance Corp.,
              7.50%, 12-15-2013...............................       420
     435    Forest City Enterprises, Inc.,
              7.625%, 6-1-2015................................       461
   3,415    Host Marriott L.P.,
              7.00%, 8-15-2012 M..............................     3,688

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $ 2,145    IPC Acquisition Corp.,
              11.50%, 12-15-2009..............................  $  2,370
     475    La Quinta Properties,
              7.00%, 8-15-2012 M..............................       510
   1,250    La Quinta Properties,
              8.875%, 3-15-2011...............................     1,413
   4,566    Lehman High Yield TRAIN,
              8.2105%, 2004-1 8-1-2015 MX.....................     4,977
   1,450    Poster Financial Group,
              8.75%, 12-1-2011 H..............................     1,519
   1,090    Senior Housing Properties Trust,
              7.875%, 4-15-2015...............................     1,199
     485    United Rentals North America, Inc.,
              6.50%, 2-15-2012................................       480
   1,650    United Rentals North America, Inc.,
              7.00%, 2-15-2014 H..............................     1,522
   1,000    United Rentals North America, Inc.,
              7.75%, 11-15-2013 H.............................       968
     605    Ventas Realty L.P.,
              8.75%, 5-1-2009.................................       684
     700    Ventas Realty L.P. Capital Corp.,
              6.625%, 10-15-2014 M............................       714
     225    Western Financial Bank,
              9.625%, 5-15-2012...............................       257
                                                                --------
                                                                  27,193
                                                                --------
            HEALTH CARE -- 3.0%
   1,150    Curative Health Services,
              10.75%, 5-1-2011................................     1,023
   1,050    General Nutrition Centers, Inc.,
              8.50%, 12-1-2010................................     1,058
   1,875    Jean Coutu Group (PJC), Inc.,
              8.50%, 8-1-2014 MH..............................     1,912
     470    Medex, Inc.,
              8.875%, 5-15-2013...............................       512
     680    Omnicare, Inc.,
              8.125%, 3-15-2011...............................       738
   1,640    Polypore, Inc.,
              11.00%, 10-1-2012 (Zero coupon through
              10-1-2008, thereafter 10.50%) MY................     1,062
     975    Polypore, Inc.,
              8.75%, 5-15-2012 M..............................     1,019
   2,300    Province Healthcare Co.,
              7.50%, 6-1-2013.................................     2,599
   1,600    Tenet Healthcare Corp.,
              6.50%, 6-1-2012.................................     1,452
     580    United Surgical Partners International, Inc.,
              10.00%, 12-15-2011..............................       666
                                                                --------
                                                                  12,041
                                                                --------
            SERVICES -- 15.7%
   3,035    Allied Waste North America, Inc.,
              5.75%, 2-15-2011................................     2,800
     170    Allied Waste North America, Inc.,
              7.625%, 1-1-2006................................       176
     400    Allied Waste North America, Inc.,
              7.875%, 4-15-2013 H.............................       407

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
 $ 1,900    Allied Waste North America, Inc.,
              8.875%, 4-1-2008................................  $  2,014
     290    Allied Waste North America, Inc.,
              9.25%, 9-1-2012 H...............................       313
     960    Argosy Gaming Co.,
              7.00%, 1-15-2014................................     1,022
     325    Atlantic Broadband Finance LLC,
              9.375%, 1-15-2014 M.............................       304
     525    Boyd Gaming Corp.,
              6.75%, 4-15-2014................................       551
   1,905    Boyd Gaming Corp.,
              7.75%, 12-15-2012...............................     2,100
     970    Boyd Gaming Corp.,
              8.75%, 4-15-2012................................     1,096
     460    Browning-Ferris Industries, Inc.,
              6.375%, 1-15-2008...............................       454
     500    Browning-Ferris Industries, Inc.,
              7.875%, 3-15-2005...............................       507
   1,000    Canwest Media, Inc.,
              7.625%, 4-15-2013...............................     1,088
     225    CBD Media, Inc.,
              8.625%, 6-1-2011................................       236
     690    CSC Holdings, Inc.,
              6.75%, 4-15-2012 M..............................       714
     750    CSC Holdings, Inc.,
              7.25%, 7-15-2008................................       796
   1,700    CSC Holdings, Inc.,
              7.625%, 4-1-2011 H..............................     1,849
   1,500    CSC Holdings, Inc.,
              8.125%, 8-15-2009...............................     1,650
     650    CSC Holdings, Inc.,
              8.125%, 7-15-2009...............................       715
   1,945    Dex Media West LLC, Inc.,
              9.875%, 8-15-2013...............................     2,300
   3,275    EchoStar DBS Corp.,
              5.75%, 10-1-2008................................     3,349
     290    Felcor Lodging L.P.,
              10.00%, 9-15-2008...............................       305
     800    Fresenius Finance B.V. (Euro),
              7.75%, 4-30-2009 M..............................     1,109
     591    HMH Properties, Inc.,
              7.875%, 8-1-2008................................       607
     900    Intrawest Corp.,
              7.50%, 10-15-2013 M.............................       963
   1,190    Intrawest Corp.,
              7.50%, 10-15-2013...............................     1,273
   1,275    Iron Mountain, Inc.,
              6.625%, 1-1-2016................................     1,269
   1,335    Iron Mountain, Inc.,
              7.75%, 1-15-2015................................     1,442
   3,660    John Q. Hammons Hotels, Inc.
              8.875%, 5-15-2012...............................     4,209
     905    Lamar Media Corp.,
              7.25%, 1-1-2013.................................       982
   1,110    Mail Well I Corp.,
              7.875%, 12-1-2013...............................     1,071

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
 $ 1,180    Mandalay Resort Group,
              6.50%, 7-31-2009 H..............................  $  1,242
   1,155    Medianews Group, Inc.,
              6.875%, 10-1-2013...............................     1,198
   1,750    MGM Mirage, Inc.,
              6.75%, 9-1-2012 M...............................     1,855
     415    MGM Mirage, Inc.,
              8.50%, 9-15-2010................................       477
     535    Mohegan Tribal Gaming Authority,
              8.00%, 4-1-2012 H...............................       591
   1,085    Mohegan Tribal Gaming Authority,
              7.125%, 8-15-2014 M.............................     1,158
   1,430    Premier Entertainment,
              10.75%, 2-1-2012................................     1,523
     175    Primedia, Inc.,
              7.625%, 4-1-2008................................       176
     700    Primedia, Inc.,
              8.00%, 5-15-2013 MH.............................       702
   1,000    Quebecor Media, Inc.,
              11.125%, 7-15-2011..............................     1,158
     420    R.H. Donnelley Financial Corp. I,
              8.875%, 12-15-2010 M............................       477
   1,485    Sensus Metering Systems,
              8.625%, 12-15-2013..............................     1,530
   1,660    Service Corp. International,
              6.50%, 3-15-2008................................     1,743
   1,090    Service Corp International,
              6.75%, 4-1-2016.................................     1,123
     670    Service Corp. International,
              7.70%, 4-15-2009................................       735
     600    Service Corp. International,
              7.70%, 4-15-2009................................       658
     300    Service Corp. International,
              7.875%, 2-1-2013................................       327
   2,300    Starwood Hotels & Resorts Worldwide, Inc.,
              7.375%, 5-1-2007................................     2,475
   1,320    Station Casinos, Inc.,
              6.00%, 4-1-2012.................................     1,379
     500    Sun Media Corp.,
              7.625%, 2-15-2013...............................       542
     450    Unisys Corp.,
              7.875%, 4-1-2008................................       462
   2,080    Venetian Casino Resort LLC,
              11.00%, 6-15-2010...............................     2,389
     780    Wynn Las Vegas LLC Corp.,
              12.00%, 11-1-2010...............................       975
                                                                --------
                                                                  62,566
                                                                --------
            TECHNOLOGY -- 14.7%
     730    ACC Escrow Corp.,
              10.00%, 8-1-2011................................       613
   2,090    Amkor Technology, Inc.,
              7.75%, 5-15-2013 H..............................     1,803
   4,313    AT&T Corp.,
              8.05%, 11-15-2011 H.............................     4,944
   1,645    Bio-Rad Laboratories, Inc.,
              7.50%, 8-15-2013................................     1,781

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
 $   960    Centennial Cell Communications,
              10.125%, 6-15-2013 H............................  $  1,042
     780    Charter Communications Holdings II,
              10.25%, 9-15-2010...............................       811
   2,195    Charter Communications Holdings LLC,
              10.00%, 4-1-2009 H..............................     1,833
   1,575    Charter Communications Operating LLC,
              8.00%, 4-30-2012 M..............................     1,593
     780    Cincinnati Bell, Inc.,
              8.375%, 1-15-2014 H.............................       745
     800    Corning, Inc.,
              8.30%, 4-4-2025.................................       833
   2,560    DirecTV Holdings LLC,
              8.375%, 3-15-2013...............................     2,918
     990    Dobson Communications Corp.,
              8.875%, 10-1-2013 H.............................       666
     785    DRS Technologies, Inc.,
              6.875%, 11-1-2013...............................       824
   1,680    Fimep S.A.,
              10.50%, 2-15-2013...............................     1,965
   1,285    Fisher Scientific International, Inc.,
              8.125%, 5-1-2012................................     1,433
     900    Flextronics International Ltd.,
              6.25%, 5-15-2013................................       945
     925    Houghton Mifflin Co.,
              8.25%, 2-1-2011 H...............................       984
   1,000    Itron, Inc.,
              7.75%, 5-15-2012 M..............................     1,012
     420    L-3 Communications Corp.,
              6.125%, 7-15-2013...............................       436
   1,200    L-3 Communications Corp.,
              7.625%, 6-15-2012...............................     1,326
   1,855    Lucent Technologies, Inc.,
              5.50%, 11-15-2008 H.............................     1,901
   1,149    Lucent Technologies, Inc.,
              6.45%, 3-15-2029................................       987
     394    MCI, Inc.,
              5.91%, 5-1-2007.................................       393
     394    MCI, Inc.,
              6.69%, 5-1-2009.................................       388
     338    MCI, Inc.,
              7.74%, 5-1-2014.................................       326
   6,270    Nextel Communications, Inc.,
              7.375%, 8-1-2015................................     6,960
     430    PanAmSat Corp.,
              6.375%, 1-15-2008...............................       445
     795    PanAmSat Corp.,
              6.875%, 1-15-2028...............................       700
   2,500    PerkinElmer, Inc.,
              8.875%, 1-15-2013...............................     2,844
   3,300    Qwest Capital Funding, Inc.,
              7.25%, 2-15-2011 H..............................     3,077
     590    Qwest Corp.,
              6.875%, 9-15-2033...............................       507
     215    Qwest Corp.,
              7.25%, 10-15-2035...............................       187

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD HIGH YIELD FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
 $ 1,850    Qwest Corp.,
              9.125%, 3-15-2012 M.............................  $  2,086
   1,220    Rayovac Corp.,
              8.50%, 10-1-2013................................     1,339
     200    Rogers Cantel, Inc.,
              9.75%, 6-1-2016.................................       230
   2,200    Rogers Wireless Communications Inc.,
              6.375%, 3-1-2014................................     2,101
     300    Rogers Wireless Communications, Inc.,
              9.625%, 5-1-2011................................       340
   1,670    Sanmina-SCI Corp.,
              10.375%, 1-15-2010..............................     1,958
   1,200    Shaw Communications, Inc.,
              8.25%, 4-11-2010................................     1,377
   1,750    Solectron Corp.,
              9.625%, 2-15-2009 H.............................     1,956
                                                                --------
                                                                  58,609
                                                                --------
            TRANSPORTATION -- 1.0%
     825    CP Ships Ltd.,
              10.375%, 7-15-2012..............................       951
   2,900    Trinity Industries, Inc.,
              6.50%, 3-15-2014................................     2,886
                                                                --------
                                                                   3,837
                                                                --------
            UTILITIES -- 11.9%
   4,610    AES Corp.,
              8.75%, 5-15-2013 M..............................     5,325
   1,590    Calpine Canada Energy Finance,
              8.50%, 5-1-2008 H...............................       978
     150    Calpine Corp.,
              8.625%, 8-15-2010 H.............................        86
     350    CMS Energy Corp.,
              7.50%, 1-15-2009................................       375
     910    CMS Energy Corp.,
              7.75%, 8-1-2010 H...............................       996
   2,530    CMS Energy Corp.,
              8.50%, 4-15-2011 H..............................     2,872
   1,540    DPL, Inc.,
              6.875%, 9-1-2011................................     1,679
   3,360    Dynegy Holdings, Inc.,
              10.125%, 7-15-2013 M............................     3,914
     500    Edison Mission Energy, Corp.,
              7.73%, 6-15-2009................................       533
   4,100    Edison Mission Energy Corp.
              9.875%, 04-15-2011..............................     4,848
     900    El Paso Corp.,
              7.875%, 6-15-2012 H.............................       938
     925    El Paso Natural Gas Co.,
              7.625%, 8-1-2010................................     1,000
     865    Illinois Power Co.,
              7.50%, 6-15-2009................................       992

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            UTILITIES -- (CONTINUED)
 $ 1,370    Illinois Power Co.,
              7.50%, 7-15-2025................................  $  1,416
     785    Illinois Power Co.,
              11.50%, 12-15-2010..............................       931
     665    Kansas Gas & Electric Co.,
              8.29%, 3-29-2016................................       686
   2,015    Monongahela Power Co.,
              7.36%, 1-15-2010 H..............................     2,200
     225    Nevada Power Co.,
              6.50%, 4-15-2012 H..............................       234
     400    Nevada Power Co.,
              8.50%, Ser Z 1-1-2023...........................       412
   4,600    NRG Energy, Inc.,
              8.00%, 12-15-2013 M.............................     5,066
     220    Sierra Pacific Power Co.,
              6.25%, 4-15-2012................................       228
     730    Sierra Pacific Power Co.,
              8.00%, 6-1-2008.................................       803
     625    Southern Star Central Corp.,
              8.50%, 8-1-2010.................................       691
     330    TECO Energy, Inc.,
              7.00%, 5-1-2012 H...............................       356
   1,980    TECO Energy, Inc.,
              7.20%, 5-1-2011.................................     2,158
   4,350    Tennessee Gas Pipeline Co.,
              7.50%, 4-1-2017.................................     4,654
   2,035    Transcontinental Gas Pipeline Corp.,
              7.00%, 8-15-2011................................     2,264
     800    Transcontinental Gas Pipeline Corp.,
              8.875%, 7-15-2012...............................       988
                                                                --------
                                                                  47,623
                                                                --------
            Total corporate bonds:
              non-investment grade
              (cost $345,027).................................  $362,938
                                                                --------
COMMON STOCK -- 0.0%
            BASIC MATERIALS -- 0.0%
       1    Solutia (Warrants) BV.............................  $     @@
                                                                --------
            CONSUMER CYCLICAL -- 0.0%
       1    Hosiery Corp. of America, Inc., Class A IBV.......        @@
                                                                --------
            TECHNOLOGY -- 0.0%
       1    Minorplanet Systems USA, Inc. (Warrants) IBV......        @@
                                                                --------
            Total common stock
              (cost $34)......................................  $     @@
                                                                --------
PREFERRED STOCKS -- 0.1%
            CAPITAL GOODS -- 0.1%
       3    Xerox Corp., 7.50%, Conv. 11-27-2021 M............  $    225
                                                                --------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- 0.0%
      20    Adelphia Communications Corp.,
              7.50%, Conv. 2-1-2005 B.........................  $     20
      15    McLeod USA, Inc.
              2.50%, Conv. Pfd. 4-18-2012 B...................        26
                                                                --------
                                                                      46
                                                                --------
            Total preferred stocks
              (cost $727).....................................  $    271
                                                                --------
            Total long-term investments
              (cost $361,732).................................  $379,867
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 14.9%
            FINANCE -- 3.1%
 $ 2,439    BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................  $  2,439
   2,439    RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................     2,439
   2,571    State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................     2,571
   4,877    UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................     4,877
     200    US Treasury Bill,
              1.69%, 12-23-2004 [ ]...........................       199
                                                                --------
                                                                  12,525
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 11.8%
  46,995    Navigator Prime Portfolio.........................    46,995
                                                                --------
            Total short-term investments
              (cost $59,520)..................................  $ 59,520
                                                                --------
            Total investments in securities
              (cost $421,252) O...............................  $439,387
                                                                --------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 12.44% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $421,519 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 20,047
      Unrealized depreciation........................    (2,179)
                                                       --------
      Net unrealized appreciation....................  $ 17,868
                                                       --------

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  V The following securities are considered illiquid. Securities identified below as 144A are securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors".

      PERIOD     SHARES/                                      COST
      ACQUIRED     PAR                 SECURITY               BASIS
      --------   -------               --------               -----
      1994           1     Hosiery Corp. of America, Inc.      $21
                           Class A - 144A
      1997           1     Minorplanet Systems USA              13
                           (Warrants) - 144A
      2003           1     Solutia (Warrants)                   @@
      2003          @@     VoiceStream Wireless Corp. due       @@
                           2009

     The aggregate value of these securities at October 31, 2004 rounds to zero.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $53,120, which represents 13.30% of total net assets.

  I Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, rounds to zero.

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

 Y The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 H   Security is fully or partially on loan at October 31, 2004.

  [ ]Security pledged as initial margin deposit for open futures contracts at October 31, 2004.

     Futures contract outstanding at October 31, 2004:

                                                                     UNREALIZED
                              NUMBER                                DEPRECIATION
                                OF                                       AT
      DESCRIPTION            CONTRACTS   POSITION    EXPIRATION      10/31/2004
      -----------            ---------   --------    ----------     ------------
      CBT 10 Year U.S.
        Treasury Note
        futures............     140       Short     December 2004      $(186)
                                                                       -----

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME ALLOCATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
(000'S OMITTED)
--------------------------------------------------------------------------------

                                                                MARKET
 SHARES                                                         VALUE U
---------                                                       -------
FIXED INCOME FUNDS -- 78.3%
   360      Hartford High Yield Fund, Class Y.................  $ 2,939
   223      Hartford Inflation Plus Fund, Class Y.............    2,450
   454      Hartford Short Duration Fund, Class Y.............    4,573
   310      Hartford Total Return Bond Fund, Class Y..........    3,429
                                                                -------
            Total fixed income funds (cost $13,302)...........  $13,391
                                                                -------
MONEY MARKET FUND -- 17.2%
 2,937      Hartford Money Market Fund, Class Y...............  $ 2,937
                                                                -------
            Total money market fund
              (cost $2,937)...................................  $ 2,937
                                                                -------
            Total investments in securities
              (cost $16,239) O................................  $16,328
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $16,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.............................  $95
      Unrealized depreciation.............................   (6)
                                                            ---
      Net unrealized appreciation.........................  $89
                                                            ===

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- 0.4%
            GENERAL OBLIGATIONS -- 0.4%
 $  150     Illinois,
              5.10%, GO Taxable Pension 6-1-2033..............  $    145
                                                                --------
            Total municipal bonds (cost $150).................  $    145
                                                                --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 9.7%
            FINANCE -- 9.7%
     71     AQ Finance CEB Trust,
              6.93%, 8-25-2033 MX.............................  $     70
     41     Asset Backed Funding Corp. NIM Trust,
              4.55%, 12-26-2033 M.............................        41
  3,176     Banc of America Commercial Mortgage, Inc.,
              5.50%, 11-10-2039 MWX...........................        79
  8,268     Banc of America Commercial Mortgage, Inc.,
              5.75%, 6-1-2039 WX..............................       101
  3,549     Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 2-11-2041 MWX............................        79
     75     Citibank Credit Card Issuance Trust,
              5.00%, 6-10-2015................................        75
  6,462     Commercial Mortgage Pass-Through Certificates,
              5.50%, 3-10-2039 MWX............................       149
    200     CS First Boston Mortgage Securities Corp.,
              3.81%, 12-15-2036...............................       201
    100     DLJ Mortgage Acceptance Corp.,
              7.50%, 12-17-2027 M.............................       102
     50     Equity One ABS, Inc.,
              4.34%, 7-25-2034 X..............................        50
    100     Equity One ABS, Inc.,
              5.46%, 12-25-2033...............................       101
    200     First Union-Lehman Brothers-Bank of America,
              6.56%, 11-18-2035...............................       218
    100     Ford Credit Auto Owner Trust,
              4.29%, 11-15-2007...............................       101
    200     GE Capital Commercial Mortgage Corp.,
              5.00%, 12-10-2037...............................       208
    159     GMAC Commercial Mortgage Securities, Inc.,
              3.34%, 5-10-2036................................       155
    200     GMAC Commercial Mortgage Securities, Inc.,
              4.22%, 4-10-2040................................       203
     79     Green Tree Financial Corp,
              5.76%, 11-1-2018................................        80
     50     Green Tree Financial Corp.,
              6.48%, 12-1-2030................................        52
     33     Green Tree Financial Corp.,
              7.30%, 1-15-2026................................        35
     23     Green Tree Financial Corp.,
              7.35%, 5-15-2027................................        25
    200     Greenwich Capital Commercial Funding Corp.,
              4.02%, 1-5-2036.................................       202
     43     Home Equity Asset Trust,
              5.25%, 4-27-2034 M..............................        43
    200     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.13%, 1-12-2038................................       202

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $  175     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.33%, 12-12-2034...............................  $    178
    185     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              4.38%, 10-12-2037...............................       189
  2,560     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.50%, 1-15-2038 MWX............................        77
    200     Morgan Stanley Capital I,
              4.17%, 12-15-2041...............................       202
    169     Morgan Stanley Dean Witter Capital I,
              5.38%, 1-15-2039................................       178
     67     Navistar Financial Corp. Owner Trust,
              3.08%, 11-15-2009...............................        66
     48     Residential Asset Mortgage Products, Inc.,
              6.14%, 6-25-2032................................        48
     92     Residential Asset Mortgage Products, Inc.,
              6.59%, 6-25-2032................................        92
     22     Soundview Home Equity Loan Trust, Inc.,
              8.64%, 5-25-2030................................        23
    100     Wachovia Bank Commercial Mortgage Trust,
              4.87%, 2-15-2035................................       102
  7,096     Wachovia Bank Commercial Mortgage Trust,
              5.50%, 2-15-2041 MWX............................       159
     68     WFS Financial Owner Trust,
              3.05%, 12-20-2010...............................        68
     10     Whole Auto Loan Trust,
              6.00%, 4-15-2009 M..............................        10
                                                                   3,964
                                                                --------
            Total asset backed and
              commercial mortgage securities
              (cost $3,943)...................................  $  3,964
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 28.6%
            BASIC MATERIALS -- 1.4%
    100     Inco Ltd.,
              0%, Conv. 3-29-2021 Y...........................  $     97
    100     International Paper Co.,
              5.25%, 4-1-2016.................................        99
     65     Lubrizol Corp.,
              5.50%, 10-1-2014................................        65
    100     Phelps Dodge Corp.,
              9.50%, 6-1-2031.................................       149
    150     Rock-Tenn Co.,
              5.625%, 3-15-2013...............................       152
                                                                --------
                                                                     562
                                                                --------
            CAPITAL GOODS -- 1.2%
     55     American Standard, Inc.,
              7.375%, 2-1-2008................................        61
    100     Bombardier, Inc.,
              6.75%, 5-1-2012 M...............................        94
    150     Hutchinson Whampoa International Ltd.,
              6.25%, 1-24-2014 M..............................       156

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CAPITAL GOODS -- (CONTINUED)
 $   50     Tyco International Group S.A.,
              6.00%, 11-15-2013...............................  $     54
    100     Tyco International Group S.A.,
              6.375%, 2-15-2006...............................       104
                                                                --------
                                                                     469
                                                                --------
            CONSUMER CYCLICAL -- 1.7%
     75     CRH America, Inc.,
              5.30%, 10-15-2013...............................        77
    150     DaimlerChrysler N.A. Holdings Corp.,
              6.50%, 11-15-2013...............................       164
     50     Fosters Financial Corp.,
              4.875%, 10-1-2014 M.............................        50
    200     General Motors Corp.,
              7.125%, 7-15-2013...............................       208
    100     May Department Stores Co.,
              5.75%, 7-15-2014 M..............................       103
    100     PHH Corp.,
              6.00%, 3-1-2008.................................       107
                                                                --------
                                                                     709
                                                                --------
            CONSUMER STAPLES -- 0.8%
    150     Northern Rock plc,
              5.60%, 4-30-2049 M..............................       155
    150     Tyson Foods, Inc.,
              8.25%, 10-1-2011................................       178
                                                                --------
                                                                     333
                                                                --------
            ENERGY -- 2.5%
    100     Diamond Offshore Drill Co.,
              1.50%, 4-15-2031................................       101
    100     Gazprom International S.A.,
              7.20%, 2-1-2020 M...............................       105
    125     Marathon Oil Corp.,
              9.375%, 2-15-2012...............................       162
    120     Pemex Project Funding Master Trust,
              7.375%, 12-15-2014..............................       133
    100     Petroliam Nasional Berhad,
              7.625%, 10-15-2026 M............................       119
    100     Transocean, Inc.,
              1.50%, 5-15-2021................................        99
    100     Valero Energy Corp.,
              7.50%, 4-15-2032................................       120
     75     XTO Energy, Inc.,
              4.90%, 2-1-2014.................................        75
     75     XTO Energy, Inc.,
              6.25%, 4-15-2013................................        83
                                                                --------
                                                                     997
                                                                --------
            FINANCE -- 10.4%
    125     ACE INA Holdings, Inc.,
              5.875%, 6-15-2014...............................       130
    150     Arden Realty L.P.,
              5.20%, 9-1-2011.................................       153
    100     Banque Cent De Tunisie,
              7.375%, 4-25-2012...............................       114

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $  125     Capital One Bank,
              5.125%, 2-15-2014...............................  $    126
     75     Chile (Republic of),
              5.50%, 1-15-2013................................        78
    100     El Salvador (Republic of),
              8.50%, 7-25-2011 M..............................       113
     25     Farmers Exchange Capital,
              7.20%, 7-15-2048 M..............................        25
    100     Ford Motor Credit Co.,
              6.50%, 1-25-2007................................       105
    100     Ford Motor Credit Co.,
              7.00%, 10-1-2013................................       106
    125     Goldman Sachs Group, Inc.,
              5.15%, 1-15-2014................................       127
    100     Halyk Savings Bank of Kazakhstan,
              8.125%, 10-7-2009 M.............................       103
    100     Household Finance Corp.,
              7.00%, 5-15-2012................................       116
    100     HSBC Capital Funding L.P.,
              4.61%, 12-27-2049 M.............................        97
     25     HVB Funding Trust III,
              9.00%, 10-22-2031 M.............................        32
    265     Istar Financial, Inc.,
              5.70%, 3-1-2014.................................       271
     50     J.P. Morgan Chase & Co.,
              5.125%, 9-15-2014...............................        51
    175     J.P. Morgan Chase & Co.,
              5.25%, 5-1-2015.................................       179
     40     Kazkommerts International B.V.,
              7.00%, 11-3-2009 MI.............................        40
    150     Merrill Lynch & Co. Inc.,
              5.45%, 7-15-2014................................       157
    100     Mizuho Financial Group, Inc.,
              5.79%, 4-15-2014 M..............................       104
    175     Morgan Stanley,
              4.75%, 4-1-2014.................................       171
    100     Natexis AMBS Co. LLC,
              8.44%, 12-29-2049 M.............................       115
    525     New South Wales Treasury Corp.,
              6.50%, 5-1-2006.................................       399
    100     Rabobank Capital Funding II,
              5.26%, 12-29-2049 M.............................       103
     65     Russian Federation,
              8.25%, 3-31-2010................................        71
    100     Santander Central Hispano Issuances Ltd.,
              7.625%, 9-14-2010...............................       119
     75     Shurgard Storage Centers, Inc.,
              5.875%, 3-15-2013...............................        77
     35     South Africa (Republic of),
              6.50%, 6-2-2014.................................        38
    100     South Africa (Republic of),
              7.375%, 4-25-2012...............................       114
    100     Swedbank Foreningssparbanken,
              9.00%, 12-31-2049 M.............................       122
     25     TuranAlem Finance B.V.,
              7.875%, 6-2-2010................................        26

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   30     TuranAlem Finance B.V.,
              8.00%, 3-24-2014 M..............................  $     29
    200     UFJ Finance Aruba AEC,
              6.75%, 7-15-2013................................       223
     35     United Mexican States,
              4.625%, 10-8-2008...............................        36
    100     Vornado Realty L.P.,
              4.75%, 12-1-2010................................       101
    100     Washington Mutual, Inc.,
              4.625%, 4-1-2014................................        96
    100     Westpac Capital Trust IV,
              5.26%, 12-31-2049 M.............................        99
     70     Woori Bank,
              5.75%, 3-13-2014 M..............................        74
                                                                --------
                                                                   4,240
                                                                --------
            HEALTH CARE -- 1.3%
     15     Bausch & Lomb, Inc.,
              6.95%, 11-15-2007...............................        16
     53     Bausch & Lomb, Inc.,
              7.125%, 8-1-2028................................        57
    100     Boston Scientific Corp.,
              5.45%, 6-15-2014................................       105
     75     Manor Care, Inc.,
              6.25%, 5-1-2013.................................        80
    100     Universal Health Services, Inc.,
              6.75%, 11-15-2011...............................       111
    150     Wyeth,
              5.50%, 2-1-2014.................................       154
                                                                --------
                                                                     523
                                                                --------
            SERVICES -- 2.8%
     10     American Greetings Corp.,
              6.10%, 8-1-2028.................................        11
    150     Clear Channel Communications, Inc.,
              5.50%, 9-15-2014................................       151
    100     Comcast Cable Communications, Inc.,
              6.75%, 1-30-2011................................       112
     75     Harrah's Operating Co., Inc.,
              5.375%, 12-15-2013..............................        76
    150     Hyatt Equities LLC,
              6.875%, 6-15-2007 M.............................       160
    100     InterActive Corp.,
              7.00%, 1-15-2013................................       111
    125     Liberty Media Corp.,
              5.70%, 5-15-2013................................       126
    150     Marriott International, Inc.,
              7.875%, 9-15-2009...............................       174
    100     News America Holdings, Inc.,
              7.75%, 1-20-2024................................       119
     50     News America Holdings, Inc.,
              9.25%, 2-1-2013.................................        65
     50     Sun Microsystems, Inc.,
              7.65%, 8-15-2009................................        56
                                                                --------
                                                                   1,161
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- 4.3%
 $  210     AT&T Wireless Services, Inc.,
              8.125%, 5-1-2012................................  $    256
    100     British Sky Broadcasting Group plc,
              6.875%, 2-23-2009...............................       111
    125     Cox Communications, Inc.,
              4.625%, 6-1-2013................................       119
    150     Deutsche Telekom International Finance B.V.,
              5.25%, 7-22-2013................................       155
    150     France Telecom S.A.,
              8.50%, 3-1-2011.................................       180
    210     Intelsat Ltd.,
              6.50%, 11-1-2013................................       180
    150     Motorola, Inc.,
              8.00%, 11-1-2011................................       181
    100     Rogers Cable, Inc.,
              6.25%, 6-15-2013................................       100
    100     Sprint Capital Corp.,
              8.375%, 3-15-2012...............................       123
    150     Thomas & Betts Corp.,
              7.25%, 6-1-2013.................................       163
    160     Turner Broadcasting System, Inc.,
              8.375%, 7-1-2013................................       196
                                                                --------
                                                                   1,764
                                                                --------
            TRANSPORTATION -- 0.3%
    100     Continental Airlines, Inc.,
              6.56%, 2-15-2012................................       108
                                                                --------
            UTILITIES -- 1.9%
    155     Centerpoint Energy, Inc.,
              6.85%, 6-1-2015.................................       171
     75     Consumers Energy Co.,
              5.375%, 4-15-2013...............................        78
     50     Consumers Energy Co.,
              6.00%, 2-15-2014................................        54
    150     Duke Energy Corp.,
              5.30%, 10-1-2015................................       155
    100     Southern California Edison Co.,
              8.00%, 2-15-2007................................       110
    100     Tampa Electric Co.,
              6.375%, 8-15-2012...............................       110
    100     Western Resources, Inc.,
              7.875%, 5-1-2007................................       111
                                                                --------
                                                                     789
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $11,194)..................................  $ 11,655
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 26.7%
            BASIC MATERIALS -- 4.8%
    200     Abitibi-Consolidated, Inc.,
              6.00%, 6-20-2013................................  $    191
     60     AK Steel Corp.,
              7.75%, 6-15-2012................................        61
     40     AK Steel Corp.,
              7.875%, 2-15-2009...............................        41

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            BASIC MATERIALS -- (CONTINUED)
 $   45     Boise Cascade LLC,
              7.125%, 10-15-2014 M............................  $     47
    100     Bowater Canada Finance,
              7.95%, 11-15-2011...............................       108
     65     Bowater, Inc.,
              6.50%, 6-15-2013................................        65
    100     Cascades, Inc.,
              7.25%, 2-15-2013................................       108
     70     Crown European Holdings S.A.,
              9.50%, 3-1-2011.................................        80
     40     Equistar Chemicals L.P.,
              8.75%, 2-15-2009................................        44
     75     FMC Corp.,
              10.25%, 11-1-2009...............................        87
    100     Georgia-Pacific Corp.,
              8.875%, 5-15-2031...............................       123
     75     International Steel Group, Inc.,
              6.50%, 4-15-2014................................        80
    140     Intertape Polymer Group, Inc.,
              8.50%, 8-1-2014 M...............................       139
     85     Jefferson Smurfit Corp.,
              7.50%, 6-1-2013.................................        93
     60     Lyondell Chemical Co.,
              9.625%, 5-1-2007................................        66
     15     Norampac, Inc.,
              6.75%, 6-1-2013.................................        16
     50     Norske Skog Canada Ltd.,
              7.375%, 3-1-2014................................        52
     80     Norske Skog Canada Ltd.,
              8.625%, 6-15-2011...............................        86
    100     Nova Chemicals Corp.,
              7.00%, 5-15-2006................................       105
     75     Owens-Brockway Glass Container, Inc.,
              8.75%, 11-15-2012...............................        85
     15     Peabody Energy Corp.,
              6.875%, 3-15-2013...............................        16
     75     Plastipak Holdings, Inc.,
              10.75%, 9-1-2011................................        84
     70     PolyOne Corp.,
              8.875%, 5-1-2012................................        75
     33     United States Steel LLC,
              10.75%, 8-1-2008................................        39
     52     Westlake Chemical Corp.,
              8.75%, 7-15-2011................................        59
                                                                --------
                                                                   1,950
                                                                --------
            CAPITAL GOODS -- 1.5%
    100     Cummins, Inc.,
              9.50%, 12-1-2010................................       115
    100     K2 Corp.,
              7.375%, 7-1-2014 M..............................       109
    145     Rexnord Corp.,
              10.125%, 12-15-2012.............................       164
     30     SPX Corp.,
              6.25%, 6-15-2011................................        31

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CAPITAL GOODS -- (CONTINUED)
 $   75     Terex Corp.,
              7.375%, 1-15-2014...............................  $     80
    100     Xerox Corp.,
              7.125%, 6-15-2010...............................       108
                                                                --------
                                                                     607
                                                                --------
            CONSUMER CYCLICAL -- 2.4%
     50     Dana Corp.,
              6.50%, 3-1-2009.................................        53
     25     Dana Corp.,
              6.50%, 3-15-2008................................        26
    100     Delhaize America, Inc.,
              8.125%, 4-15-2011...............................       115
     75     Group 1 Automotive, Inc.,
              8.25%, 8-15-2013................................        79
     75     Ingles Markets, Inc.,
              8.875%, 12-1-2011...............................        81
     75     Phillips Van-Heusen Corp.,
              7.75%, 11-15-2023...............................        76
     65     Russel Metals, Inc.,
              6.375%, 3-1-2014................................        65
    100     Saks, Inc.,
              7.50%, 12-1-2010................................       106
     75     Sonic Automotive, Inc.,
              8.625%, 8-15-2013...............................        79
    105     Stater Brothers Holdings, Inc.,
              8.125%, 6-15-2012...............................       111
     97     TRW Automotive, Inc.,
              9.375%, 2-15-2013...............................       112
     25     United Components, Inc.,
              9.375%, 6-15-2013...............................        27
     30     Warnaco Inc.,
              8.875%, 6-15-2013...............................        34
                                                                --------
                                                                     964
                                                                --------
            CONSUMER STAPLES -- 1.1%
     30     Del Monte Corp.,
              8.625%, 12-15-2012..............................        34
     90     Pierre Foods, Inc.,
              9.875%, 7-15-2012 M.............................        91
    100     PPC Escrow Corp.,
              9.25%, 11-15-2013...............................       111
    100     Smithfield Foods, Inc.,
              7.75%, 5-15-2013................................       111
    100     Tembec Industries, Inc.,
              7.75%, 3-15-2012................................        98
                                                                --------
                                                                     445
                                                                --------
            ENERGY -- 1.2%
     50     Citgo Petroleum Corp.,
              6.00%, 10-15-2011 M.............................        51
     65     Comstock Resources, Inc.,
              6.875%, 3-1-2012................................        67
     10     CONSOL Energy, Inc.,
              7.875%, 3-1-2012................................        11
     45     Houston Exploration Co.,
              7.00%, 6-15-2013................................        48

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            ENERGY -- (CONTINUED)
 $   41     Port Arthur Finance Corp.,
              12.50%, 1-15-2009...............................  $     48
     85     Premcor Refining Group, Inc.,
              6.75%, 2-1-2011.................................        92
     15     Premcor Refining Group, Inc.,
              9.25%, 2-1-2010.................................        17
     25     Tesoro Petroleum Corp.,
              9.625%, 11-1-2008...............................        28
     50     Vintage Petroleum, Inc.,
              8.25%, 5-1-2012.................................        56
     70     Whiting Petroleum Corp.,
              7.25%, 5-1-2012.................................        74
                                                                --------
                                                                     492
                                                                --------
            FINANCE -- 3.2%
    115     BCP Caylux Holdings Corp.,
              9.625%, 6-15-2014 M.............................       129
     88     Brazil (Republic of),
              3.125%, 4-15-2012 X.............................        81
    110     Columbia (Republic of),
              10.75%, 1-15-2013...............................       127
    150     Crescent Real Estate Equities L.P.,
              9.25%, 4-15-2009................................       163
     21     Forest City Enterprises, Inc.,
              7.625%, 6-1-2015................................        22
     15     Host Marriott L.P.,
              7.00%, 8-15-2012 M..............................        16
     75     IPC Acquisition Corp.,
              11.50%, 12-15-2009..............................        83
     20     Lebanon (Republic of),
              10.125%, 8-6-2008...............................        22
     60     Panama (Republic of),
              8.875%, 9-30-2027...............................        62
     50     Panama (Republic of),
              9.625%, 2-8-2011................................        57
     60     Peru (Republic of),
              4.50%, 3-7-2017.................................        53
     40     Peru (Republic of),
              8.75%, 11-21-2033...............................        40
     50     Philippines (Republic of),
              10.625%, 3-16-2025..............................        52
     50     Philippines (Republic of),
              8.375%, 3-12-2009...............................        53
     50     Turkey (Republic of),
              12.00%, 12-15-2008..............................        61
    100     Ukraine Government,
              6.875%, 3-4-2011 M..............................       101
     70     United Rentals NA, Inc.,
              6.50%, 2-15-2012................................        69
     75     Venezuela (Republic of),
              5.375%, 8-7-2010................................        69
     50     Venezuela (Republic of),
              9.25%, 9-15-2027................................        51
                                                                --------
                                                                   1,311
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- 0.7%
 $  100     HCA, Inc.,
              6.95%, 5-1-2012.................................  $    105
    100     Jean Coutu Group (PJC), Inc.,
              8.50%, 8-1-2014 M...............................       102
     60     Select Medical Corp.,
              9.50%, 6-15-2009................................        65
                                                                --------
                                                                     272
                                                                --------
            SERVICES -- 3.9%
    110     Allied Waste North America, Inc.,
              5.75%, 2-15-2011................................       101
     50     Atlantic Broadband Finance LLC,
              9.375%, 1-15-2014 M.............................        47
     65     CBD Media, Inc.,
              8.625%, 6-1-2011................................        68
    125     CSC Holdings, Inc.,
              7.625%, 7-15-2018...............................       133
     75     Dex Media West LLC, Inc.,
              9.875%, 8-15-2013...............................        89
     70     EchoStar DBS Corp.,
              5.75%, 10-1-2008................................        72
     50     Grupo Posadas S.A. de C.V.,
              8.75%, 10-4-2011 M..............................        51
     26     HMH Properties, Inc.,
              7.875%, 8-1-2008................................        27
     75     Intrawest Corp.,
              7.50%, 10-15-2013 M.............................        80
    100     ITT Corp.,
              7.375%, 11-15-2015..............................       113
    100     John Q. Hammons Hotels, Inc.,
              8.875%, 5-15-2012...............................       115
     30     Lamar Media Corp.,
              7.25%, 1-1-2013.................................        32
     30     Mail Well I Corp.,
              7.875%, 12-1-2013...............................        29
     75     Medianews Group, Inc.,
              6.875%, 10-1-2013...............................        78
     50     Primedia, Inc.,
              7.625%, 4-1-2008................................        50
     50     Primedia, Inc.,
              8.00%, 5-15-2013 M..............................        50
     45     R.H. Donnelley Financial Corp. I,
              8.875%, 12-15-2010 M............................        51
    110     Reader's Digest Association, Inc.,
              6.50%, 3-1-2011.................................       114
     35     Service Corp. International,
              6.50%, 3-15-2008................................        37
     20     Service Corp. International,
              6.75%, 4-1-2016.................................        21
    100     Service Corp. International,
              7.70%, 4-15-2009................................       110
    100     Station Casinos, Inc.,
              6.00%, 4-1-2012.................................       104
                                                                --------
                                                                   1,572
                                                                --------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INCOME FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- 4.5%
 $   45     Amkor Technology, Inc.,
              7.75%, 5-15-2013................................  $     39
    115     AT&T Corp.,
              8.05%, 11-15-2011...............................       132
     35     Charter Communications Holdings LLC,
              10.00%, 4-1-2009................................        29
    130     Charter Communications Operating LLC,
              8.00%, 4-30-2012 M..............................       132
     80     Cincinnati Bell, Inc.,
              8.375%, 1-15-2014...............................        76
    125     Crown Castle International Corp.,
              10.75%, 8-1-2011................................       138
     80     DirecTV Holdings LLC,
              8.375%, 3-15-2013...............................        91
     60     Fimep S.A.,
              10.50%, 2-15-2013...............................        70
    100     Fisher Scientific International, Inc.,
              6.75%, 8-15-2014 M..............................       107
     65     Fisher Scientific International, Inc.,
              8.125%, 5-1-2012................................        73
     85     Houghton Mifflin Co.,
              8.25%, 2-1-2011.................................        90
     95     L-3 Communications Corp.,
              6.125%, 7-15-2013...............................        99
    200     Nextel Communications, Inc.,
              7.375%, 8-1-2015................................       222
     50     PanAmSat Corp.,
              6.875%, 1-15-2028...............................        44
     95     PerkinElmer, Inc.,
              8.875%, 1-15-2013...............................       108
    135     Qwest Corp.,
              7.875%, 9-1-2011 M..............................       144
    150     Rogers Wireless Communications, Inc.,
              6.375%, 3-1-2014................................       143
    100     Solectron Corp.,
              9.625%, 2-15-2009...............................       112
                                                                --------
                                                                   1,849
                                                                --------
            TRANSPORTATION -- 0.8%
    150     Royal Caribbean Cruises Ltd.,
              6.875%, 12-1-2013...............................       165
    150     Trinity Industries, Inc.,
              6.50%, 3-15-2014................................       149
                                                                --------
                                                                     314
                                                                --------
            UTILITIES -- 2.6%
    150     AES Corp.,
              8.75%, 5-15-2013 M..............................       173
     50     Calpine Canada Energy Finance,
              8.50%, 5-1-2008.................................        31
     60     CMS Energy Corp.,
              8.50%, 4-15-2011................................        68
     50     Dynegy Holdings, Inc.,
              10.125%, 7-15-2013 M............................        58

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            UTILITIES -- (CONTINUED)
 $   25     El Paso Corp.,
              7.875%, 6-15-2012...............................  $     26
     50     Montana Power Co.,
              7.30%, 12-1-2006 M..............................        54
    100     Nevada Power Co.,
              9.00%, 8-15-2013................................       116
    150     NRG Energy, Inc.,
              8.00%, 12-15-2013 M.............................       165
    105     TECO Energy, Inc.,
              7.20%, 5-1-2011.................................       114
    100     Tennessee Gas Pipeline Co.,
              8.375%, 6-15-2032...............................       108
    100     Texas-New Mexico Power Co.,
              6.125%, 6-1-2008................................       104
     50     Transcontinental Gas Pipeline Corp.,
              7.00%, 8-15-2011................................        56
                                                                --------
                                                                   1,073
                                                                --------
            Total corporate bonds:
              non-investment grade
              (cost $10,333)..................................  $ 10,849
                                                                --------
U.S. GOVERNMENT SECURITIES -- 24.5%
            U.S. TREASURY SECURITIES -- 24.5%
  1,597     3.125% 2007.......................................  $  1,613
  1,411     3.375% 2009.......................................     1,417
  6,850     3.50% 2009........................................     6,921
                                                                --------
                                                                   9,951
                                                                --------
            Total U.S. government securities
              (cost $9,914)...................................  $  9,951
                                                                --------
U.S. GOVERNMENT AGENCIES -- 8.5%
            FEDERAL HOME LOAN MORTGAGE -- 2.2%
    200     4.10% 2014........................................  $    199
    692     5.50% 2032........................................       707
                                                                --------
                                                                     906
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.3%
    737     5.00% 2017........................................       754
  1,767     5.50% 2032 -- 2033................................     1,803
                                                                --------
                                                                   2,557
                                                                --------
            Total U.S. government agencies
              (cost $3,421)...................................  $  3,463
                                                                --------
            Total long-term investments
              (cost $38,955)..................................  $ 40,027
                                                                --------
SHORT-TERM INVESTMENTS -- 0.3%
            FINANCE -- 0.3%
     27     BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................  $     27
     27     RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................        27
     29     State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................        29

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   55     UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................  $     55
                                                                --------
                                                                     138
                                                                --------
            Total short-term investments
              (cost $138).....................................  $    138
                                                                --------
            Total investments in securities
              (cost $39,093) O................................  $ 40,165
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.88% of total net asset at October 31, 2004.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $39,093 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $1,200
      Unrealized depreciation..........................    (128)
                                                         ------
      Net unrealized appreciation......................  $1,072
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $4,704, which represents 11.56% of total net assets.

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

  I The cost of securities purchased on a when-issued basis at October 31, 2004 was $40.

 Y The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2004.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INFLATION PLUS FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET BACKED AND COMMERCIAL MORTGAGE
SECURITIES -- 1.9%
            FINANCE -- 1.9%
 $ 1,620    American Express Credit Account Master Trust,
              2.37%, 2-15-2012 MX.............................  $  1,620
   4,000    CS First Boston Mortgage Securities Corp., 2.52%,
              11-15-2014 MX...................................     4,024
   1,900    Granite Mortgages plc,
              2.51%, 9-20-2044 X..............................     1,898
   2,000    Granite Mortgages plc,
              3.45%, 10-20-2041 X.............................     2,016
   3,000    Permanent Financing plc,
              2.68%, 6-10-2042 X..............................     3,002
   2,000    Wachovia Bank Commercial Mortgage Trust,
              2.33%, 10-15-2015 MX............................     1,999
                                                                --------
                                                                  14,559
                                                                --------
            Total asset backed and
              commercial mortgage securities
              (cost $14,558)..................................  $ 14,559
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.3%
            FINANCE -- 0.3%
   2,600    SLM Corp.,
              3.78%, 4-1-2009 X...............................  $  2,626
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $2,606)...................................  $  2,626
                                                                --------
U.S. GOVERNMENT SECURITIES -- 95.8%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.5%
   3,000    Tennessee Valley Authority,
              3.375%, 1-15-2007 J.............................  $  3,832
                                                                --------
            U.S. TREASURY SECURITIES -- 95.3%
  23,915    0.875% 2010 J.....................................    23,863
  57,535    1.875% 2013 J.....................................    61,097
 108,127    2.00% 2014 J......................................   113,983
  49,170    2.375% 2025 J.....................................    51,710
  72,005    3.00% 2012 J......................................    84,961
  35,260    3.375% 2007 -- 2032 J.............................    46,371
  33,955    3.50% 2011 J......................................    42,295
  89,000    3.625% 2008 -- 2028 J.............................   120,081
  97,812    3.875% 2009 -- 2029 J.............................   141,151
  32,695    4.25% 2010 J......................................    43,163
                                                                --------
                                                                 728,675
                                                                --------
            Total U.S. government securities
              (cost $713,640).................................  $732,507
                                                                --------
            Total long-term investments
              (cost $730,804).................................  $749,692
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- 0.5%
            FINANCE -- 0.5%
 $   801    BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................  $    801
     801    RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................       801
     844    State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................       844
   1,601    UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................     1,601
                                                                --------
                                                                   4,047
                                                                --------
            Total short-term investments
              (cost $4,047)...................................  $  4,047
                                                                --------
            Total investments in securities
              (cost $734,851) O...............................  $753,739
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.90% of total net asset at October 31, 2004.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $737,450 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $16,314
      Unrealized depreciation.........................      (25)
                                                        -------
      Net unrealized appreciation.....................  $16,289
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $7,643, which represents 1.00% of total net assets.

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

  J Inflation-protected securities are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 93.1%
            CANADA -- 7.7%
      25    Canadian National Railway Co. H...................  $  1,340
      18    Petro-Canada......................................       994
      56    Research In Motion Ltd. B.........................     4,922
      11    SNC-Lavalin Group, Inc. ..........................       497
                                                                --------
                                                                   7,753
                                                                --------

            FINLAND -- 2.6%
     167    Nokia Oyj ADR.....................................     2,580
                                                                --------

            FRANCE -- 11.4%
     165    Alcatel S.A. BIH..................................     2,414
      37    Cie Generale D'Optique Essilor
              International S.A. I............................     2,504
      14    Club Mediterranee BIH.............................       644
       7    Pernod-Ricard I...................................       941
      11    PSA Peugeot Citroen IH............................       701
       5    Rodriguez Group H.................................       222
      13    Total S.A. IH.....................................     2,705
      11    Unibail IH........................................     1,395
                                                                --------
                                                                  11,526
                                                                --------

            GERMANY -- 4.8%
      11    Adidas-Salomon AG I...............................     1,549
      15    Allianz AG I......................................     1,554
      91    Bayerische Hypo-und Vereinsbank AG BI.............     1,784
                                                                --------
                                                                   4,887
                                                                --------

            GREECE -- 1.8%
      67    EFG Eurobank Ergasias S.A. I......................     1,844
                                                                --------

            HONG KONG -- 4.7%
      28    CNOOC Ltd. ADR....................................     1,425
     359    Esprit Holdings Ltd. I............................     1,919
     177    Hutchison Whampoa Ltd. I..........................     1,359
                                                                --------
                                                                   4,703
                                                                --------

            INDIA -- 2.4%
      37    Infosys Technologies Ltd. ADR.....................     2,467
                                                                --------

            INDONESIA -- 0.8%
      43    P.T. Telekomunikasi Indonesia ADR.................       816
                                                                --------

            IRELAND -- 4.5%
     176    Elan Corp. plc ADR BH.............................     4,546
                                                                --------

            ITALY -- 2.4%
      60    Autostrade S.p.A. I...............................     1,304
      93    Saipem S.p.A. I...................................     1,070
                                                                --------
                                                                   2,374
                                                                --------

            JAPAN -- 9.5%
     145    Bank of Yokohama Ltd. I...........................       864
      @@    Japan Tobacco, Inc. I.............................     1,807
     196    Minebea Co. Ltd. I................................       831
       4    Nintendo Co. Ltd. IH..............................       394
       2    OBIC Co. Ltd. I...................................       337

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            JAPAN -- (CONTINUED)
      48    Pioneer Corp IH...................................  $    887
      48    Suzuki Motor Corp. I..............................       847
      51    Trend Micro, Inc. I...............................     2,435
      @@    UFJ Holdings, Inc. BI.............................     1,168
                                                                --------
                                                                   9,570
                                                                --------

            LUXEMBOURG -- 1.4%
     137    SES Global M......................................     1,413
                                                                --------

            MEXICO -- 0.8%
      14    Grupo Televisa S.A. ADR...........................       770
                                                                --------

            NETHERLANDS -- 3.9%
      67    European Aeronautic Defence and Space Co. IH......     1,920
      59    Koninklijke (Royal) KPN N.V. BI...................     1,978
                                                                --------
                                                                   3,898
                                                                --------

            NORWAY -- 0.6%
      61    Tandberg ASA IH...................................       579
                                                                --------

            RUSSIA -- 3.4%
      11    LUKOIL ADR........................................     1,328
       9    Mobile Telesystems ADR............................     1,350
      20    OAO Gazprom Class S ADR M.........................       743
                                                                --------
                                                                   3,421
                                                                --------

            SOUTH KOREA -- 3.8%
      26    Hyundai Motor Co. Ltd. I..........................     1,279
      73    Kia Motors Corp. I................................       687
      33    LG Electronics, Inc. I............................     1,840
                                                                --------
                                                                   3,806
                                                                --------

            SPAIN -- 1.4%
      89    Banco Bilbao Vizcaya Argentaria S.A. I............     1,395
                                                                --------

            SWEDEN -- 1.8%
      63    Telefonaktiebolaget LM Ericsson ADR BH............     1,827

            SWITZERLAND -- 4.1%
       5    Kuehne & Nagel International AG MI................       882
      16    Roche Holding AG I................................     1,620
      60    Swatch Group AG I.................................     1,649
                                                                --------
                                                                   4,151
                                                                --------

            UNITED KINGDOM -- 19.3%
     175    BP plc I..........................................     1,699
     372    British Airways plc BI............................     1,474
     243    Capita Group plc I................................     1,569
      12    Carnival plc I....................................       627
     726    Carphone Warehouse Group plc I....................     2,218
     274    EMI Group plc I...................................     1,067
     130    GUS plc I.........................................     2,132
     137    InterContinental Hotels Group plc I...............     1,680
     168    Kingfisher plc I..................................       931
     461    Rolls-Royce Group plc I...........................     2,194
   8,703    Rolls-Royce Group plc Class B.....................        16

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            UNITED KINGDOM -- (CONTINUED)
     103    Standard Chartered plc I..........................  $  1,830
     783    Vodafone Group plc I..............................     2,009
                                                                --------
                                                                  19,446
                                                                --------

            Total common stock
              (cost $82,733)..................................  $ 93,772
                                                                --------
PRINCIPAL
 AMOUNT
 -------
SHORT-TERM INVESTMENTS -- 22.5%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 15.5%
 $15,711    Navigator Prime Portfolio.........................  $ 15,711
                                                                --------

            UNITED STATES -- 7.0%
     526    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11/1/2004................................       526
   1,360    CS First Boston Joint Repurchase Agreement,
              1.86%, 11/1/2004................................     1,360
     145    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11/1/2004................................       145
   1,088    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11/1/2004................................     1,088
     997    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11/1/2004................................       997
     176    UBS Securities Joint Repurchase Agreement,
              1.77%, 11/1/2004................................       176
   2,720    UBS Securities Joint Repurchase Agreement,
              1.86%, 11/1/2004................................     2,720
                                                                --------
                                                                   7,012
                                                                --------

            Total short-term investments
              (cost $22,723)..................................  $ 22,723
                                                                --------
            Total investments in securities
              (cost $105,456) O...............................  $116,495
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
  B  Currently non-income producing.
  O At October 31, 2004, the cost of securities for federal income tax purposes is $106,002 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $10,723
      Unrealized depreciation.........................     (317)
                                                        -------
      Net unrealized appreciation.....................  $10,406
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $3,038, which represents 3.02% of total net assets.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $66,516, which represents 66.05% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                     PERCENTAGE OF
INDUSTRY                                              NET ASSETS
------------------------------------------------------------------
Basic Materials                                            2.5%
------------------------------------------------------------------
Capital Goods                                              5.5
------------------------------------------------------------------
Consumer Cyclical                                         16.2
------------------------------------------------------------------
Consumer Staples                                           4.7
------------------------------------------------------------------
Energy                                                     8.8
------------------------------------------------------------------
Finance                                                   34.2
------------------------------------------------------------------
Health Care                                                6.1
------------------------------------------------------------------
Services                                                   6.8
------------------------------------------------------------------
Technology                                                26.9
------------------------------------------------------------------
Transportation                                             3.9
------------------------------------------------------------------
Other Assets & Liabilities                               -15.6
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
Euro                                           Buy               $  44           $   44          11/1/2004              $@@
Euro                                           Buy                  91               91          11/2/2004               @@
Euro                                          Sell                   3                3          11/2/2004               @@
Euro                                          Sell                  20               20          11/3/2004               @@
British Pound                                  Buy                 101              101          11/1/2004               @@
British Pound                                  Buy                  80               80          11/2/2004               @@
British Pound                                  Buy                  94               94          11/3/2004               @@
Hong Kong Dollars                              Buy                 178              178          11/2/2004               @@
Japanese Yen                                   Buy               1,020            1,018          11/1/2004                2
Japanese Yen                                  Sell                 213              213          11/4/2004               @@
Norwegian Krone                                Buy                  27               27          11/1/2004               @@
                                                                                                                        ---
                                                                                                                        $ 2
                                                                                                                        ===

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 95.8%
            BELGIUM -- 2.4%
      51    Belgacom S.A. BM..................................  $  1,872
      51    Fortis IH.........................................     1,287
                                                                --------
                                                                   3,159
                                                                --------
            CANADA -- 3.9%
      22    Canadian National Railway Co. ....................     1,181
      25    EnCana Corp. H....................................     1,249
      13    Research In Motion Ltd. B.........................     1,182
      55    Talisman Energy, Inc. H...........................     1,464
                                                                --------
                                                                   5,076
                                                                --------
            CHINA -- 0.9%
   3,124    China Petroleum & Chemical Corp. Class H I........     1,193
                                                                --------
            DENMARK -- 1.0%
      28    Carlsberg A/S Class B IH..........................     1,281
                                                                --------
            EGYPT -- 0.8%
      60    Orascom Telecom Holding GDR B.....................     1,043
                                                                --------
            FRANCE -- 16.6%
      80    Alcatel S.A. BI...................................     1,167
   1,643    Alstom BIH........................................     1,108
      48    AXA I.............................................     1,044
      26    Cie Generale D'Optique Essilor International S.A.
              IH..............................................     1,730
      56    Credit Agricole S.A. IH...........................     1,649
      79    France Telecom S.A. MIH...........................     2,264
      15    Groupe Danone IH..................................     1,240
      17    Lafarge S.A. IH...................................     1,569
      14    Pinault-Printemps-Redoute S.A. IH.................     1,302
      21    PSA Peugeot Citroen IH............................     1,260
      48    Societe Television Francaise 1 IH.................     1,444
      18    Total S.A. IH.....................................     3,726
      32    Veolia Environnement IH...........................       960
      47    Vivendi Universal S.A. BIH........................     1,290
                                                                --------
                                                                  21,753
                                                                --------
            GERMANY -- 6.5%
      63    Bayerische Hypo-und Vereinsbank AG BI.............     1,235
      22    Bayerische Motoren Werke (BMW) AG IH..............       912
      26    DaimlerChrysler AG IH.............................     1,084
      75    Deutsche Lufthansa AG BIH.........................       984
      31    E.ON AG I.........................................     2,520
      18    Muenchener Rueckversicherungs-Gesellschaft AG
              IH..............................................     1,762
                                                                --------
                                                                   8,497
                                                                --------
            HONG KONG -- 1.6%
     198    Esprit Holdings Ltd. I............................     1,056
     118    Sun Hung Kai Properties Ltd. I....................     1,092
                                                                --------
                                                                   2,148
                                                                --------
            INDIA -- 1.0%
      30    Infosys Technologies Ltd. I.......................     1,249
                                                                --------
            INDONESIA -- 0.7%
      45    P.T. Telekomunikasi Indonesia ADR.................       850
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            IRELAND -- 1.7%
      66    Elan Corp. plc ADR BH.............................  $  1,690
      72    Ryanair Holdings plc BI...........................       367
       7    Ryanair Holdings plc ADR BH.......................       187
                                                                --------
                                                                   2,244
                                                                --------
            ITALY -- 2.5%
     315    Capitalia S.p.A. IH...............................     1,211
      90    ENI-Ente Nazionale Idrocarburi S.p.A. IH..........     2,061
                                                                --------
                                                                   3,272
                                                                --------
            JAPAN -- 14.0%
      38    Canon, Inc. I.....................................     1,874
      86    Central Glass Co. Ltd. I..........................       578
      51    Eisai Co. Ltd. I..................................     1,466
       7    Electric Power Development Co. Ltd. M.............       180
      29    Fuji Photo Film Co. Ltd. I........................       984
       ]    Japan Tobacco, Inc. I.............................     2,561
       ]    Mitsubishi Tokyo Financial Group, Inc. I..........       330
       9    Nintendo Co. Ltd. IH..............................     1,024
       1    NTT DoCoMo, Inc. I................................     1,279
      48    Olympus Corp. IH..................................       928
       9    ORIX Corp. I......................................     1,063
      49    Sankyo Co. Ltd. I.................................     1,009
      30    Shin-Etsu Chemical Co. Ltd. I.....................     1,119
     152    Sumitomo Metal Mining Co. Ltd. I..................     1,026
      14    Takefuji Corp. I..................................       885
       ]    UFJ Holdings, Inc. BI.............................       960
      37    World Co. Ltd. I..................................     1,074
                                                                --------
                                                                  18,340
                                                                --------
            MALAYSIA -- 0.8%
     388    Astro All Asia Networks plc B.....................       531
     181    Resorts World BHD I...............................       455
                                                                --------
                                                                     986
                                                                --------
            NETHERLANDS -- 6.5%
      99    ABN AMRO Holding N.V. I...........................     2,373
      18    ASML Holding N.V. B...............................       260
      78    ASML Holding N.V. BI..............................     1,110
      44    European Aeronautic Defence and
              Space Co. IH....................................     1,257
      82    ING Groep N.V. I..................................     2,185
     189    Koninklijke Ahold N.V. BI.........................     1,313
                                                                --------
                                                                   8,498
                                                                --------
            PHILIPPINES -- 0.6%
      32    Philippine Long Distance Telephone Co. BI.........       797
                                                                --------
            RUSSIA -- 0.6%
       5    Mobile Telesystems ADR............................       784
                                                                --------
            SOUTH KOREA -- 3.3%
     104    Kia Motors Corp. I................................       979
      21    LG Electronics, Inc. I............................     1,201
      26    SK Corp. I........................................     1,339
      42    SK Telecom Co. Ltd. ADR...........................       828
                                                                --------
                                                                   4,347
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SPAIN -- 1.2%
      71    Iberdrola S.A. IH.................................  $  1,557
                                                                --------
            SWEDEN -- 2.1%
     178    Nordea Bank AB I..................................     1,535
     418    Telefonaktiebolaget LM Ericsson I.................     1,212
                                                                --------
                                                                   2,747
                                                                --------
            SWITZERLAND -- 5.6%
      77    Novartis AG I.....................................     3,662
      45    Swatch Group AG I.................................     1,251
      32    UBS AG I..........................................     2,341
                                                                --------
                                                                   7,254
                                                                --------
            TAIWAN -- 2.1%
     555    Quanta Computer, Inc. I...........................       897
   1,398    Taiwan Semiconductor Manufacturing Co.
              Ltd. I..........................................     1,857
                                                                --------
                                                                   2,754
                                                                --------
            THAILAND -- 0.3%
     367    Kasikornbank Public Co. Ltd. BI...................       421
                                                                --------
            UNITED KINGDOM -- 17.3%
      55    AstraZeneca plc I.................................     2,243
     119    Aviva plc I.......................................     1,187
      78    GlaxoSmithKline plc I.............................     1,630
     109    Imperial Tobacco Group plc I......................     2,543
     195    Kesa Electricals plc I............................       974
     170    Kingfisher plc I..................................       945
      66    Reckitt Benckiser plc I...........................     1,808
      50    Rio Tinto plc I...................................     1,322
     349    Rolls-Royce Group plc I...........................     1,663
  11,112    Rolls-Royce Group plc Class B.....................        20
     111    Royal Bank of Scotland Group plc I................     3,268
   1,342    Vodafone Group plc I..............................     3,444
     158    WPP Group plc I...................................     1,586
                                                                --------
                                                                  22,633
                                                                --------
            UNITED STATES -- 1.8%
      19    Schlumberger Ltd. ................................     1,215
      35    Tyco International Ltd. ..........................     1,084
                                                                --------
                                                                   2,299
                                                                --------
            Total common stock
              (cost $112,527).................................  $125,182
                                                                --------
PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
 -------                                                        --------
CORPORATE BONDS: INVESTMENT GRADE -- 0.0%
            CANADA -- 0.0%
 $     1    Canadian Government,
              6.00%, 6-1-2008.................................  $      1
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $1).......................................  $      1
                                                                --------
            Total long-term investments
              (cost $112,528).................................  $125,183
                                                                --------
SHORT-TERM INVESTMENTS -- 25.6%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 23.6%
  30,806    Navigator Prime Portfolio.........................  $ 30,806
                                                                --------
            UNITED STATES -- 2.0%
     200    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................       200
     518    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       518
      55    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        55
     414    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       414
     380    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       380
      67    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        67
   1,036    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,036
                                                                --------
                                                                   2,670
                                                                --------
            Total short-term investments
              (cost $33,476)..................................  $ 33,476
                                                                --------
            Total investments in securities
              (cost $146,004) O...............................  $158,659
                                                                ========

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 94.03% of total net asset at October 31, 2004.

    B  Currently non-income producing.

    O At October 31, 2004, the cost of securities for federal income tax purposes is $146,175 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $14,776
   Unrealized depreciation.........................   (2,292)
                                                     -------
   Net unrealized appreciation.....................  $12,484
                                                     =======

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $4,316, which represents
       3.30% of total net assets.

    I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $109,562, which represents 83.84% of total net assets.

    H  Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                       UNREALIZED
                                     MARKET   CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION            TRANSACTION   VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------            -----------   ------   --------   ----------  --------------
British Pound            Buy         $  128    $  128    11/03/2004         @@
Danish Krone             Buy            169       169    11/01/2004         @@
Euro                     Buy            197       198    11/02/2004      $  (1)
Euro                     Buy            777       781    11/03/2004         (4)
Swedish Krona            Buy            196       197    11/03/2004         (1)
Australian Dollar       Sell            868       862    11/03/2004         (6)
Australian Dollar       Sell            848       848    11/04/2004         @@
British Pound           Sell            291       291    11/02/2004         @@
British Pound           Sell          1,256     1,222    12/22/2004        (34)
Canadian Dollar         Sell            322       321    11/01/2004         (1)
Euro                    Sell            940       941    11/02/2004          1
Canadian Dollar         Sell            244       243    11/02/2004         (1)
Japanese Yen            Sell            429       428    11/01/2004         (1)
Japanese Yen            Sell             97        97    11/02/2004         @@
Japanese Yen            Sell            319       319    11/04/2004         @@
Swiss Franc             Sell          1,317     1,252    12/22/2004        (65)
                                                                         -----
                                                                         $(113)
                                                                         =====

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

DIVERSIFICATION BY INDUSTRY
As of October 31, 2004

                                                     PERCENTAGE OF
INDUSTRY                                              NET ASSETS
------------------------------------------------------------------
Basic Materials                                            5.6%
------------------------------------------------------------------
Capital Goods                                              6.6
------------------------------------------------------------------
Consumer Cyclical                                         11.8
------------------------------------------------------------------
Consumer Staples                                           7.2
------------------------------------------------------------------
Energy                                                     9.4
------------------------------------------------------------------
Finance                                                   44.5
------------------------------------------------------------------
Health Care                                                9.0
------------------------------------------------------------------
Services                                                   4.8
------------------------------------------------------------------
Technology                                                19.1
------------------------------------------------------------------
Transportation                                             2.1
------------------------------------------------------------------
Utilities                                                  1.3
------------------------------------------------------------------
Other Assets & Liabilities                               -21.4
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 101.2%
            AUSTRALIA -- 1.3%
     330    Adsteam Marine Ltd. I.............................  $    412
     121    AWB Ltd. I........................................       423
      76    John Fairfax Holdings Ltd. I......................       244
                                                                --------
                                                                   1,079
                                                                --------
            CAYMAN ISLANDS -- 0.0%
   2,016    Far East Pharmaceutical Technology Co. Ltd. IH....        @@
                                                                --------
            CHINA -- 1.5%
   1,544    Beijing Capital International Airport Co. Ltd.
              Class H IH......................................       555
   2,296    China Oilfield Services Ltd. I....................       671
                                                                --------
                                                                   1,226
                                                                --------
            DENMARK -- 2.7%
      30    Carlsberg A/S Class B IH..........................     1,375
      55    FLS Industries A/S Class B BH.....................       753
                                                                --------
                                                                   2,128
                                                                --------
            FINLAND -- 1.0%
      28    Tietoenator Oyj I.................................       777
                                                                --------
            FRANCE -- 11.8%
   2,829    Alstom BIH........................................     1,909
      18    Atos Origin BIH...................................     1,095
      11    Bacou-Dalloz H....................................       864
      39    M6-Metropole Television IH........................     1,003
      14    Marionnaud Parfumeries H..........................       399
      11    Nexans S.A. IH....................................       382
      75    NRJ Group IH......................................     1,553
      30    Remy Cointreau IH.................................     1,043
      30    Societe Nationale d'Etude et de Construction de
              Moteurs d'Avion BH..............................       639
      22    Sodexho Alliance S.A. IH..........................       555
                                                                --------
                                                                   9,442
                                                                --------
            GERMANY -- 4.2%
      20    Deutsche Postbank AG BMH..........................       806
      33    ELMOS Semiconductor AG I..........................       567
       6    Funkwerk AG I.....................................       259
      13    Heidelberger Druckmaschinen AG BI.................       370
      32    Hochtief AG IH....................................       836
      10    Schwarz Pharma AG IH..............................       385
       6    United Internet AG I..............................       154
                                                                --------
                                                                   3,377
                                                                --------
            GREECE -- 2.6%
     196    Aktor S.A. Technical Co. .........................       687
      44    Piraeus Bank S.A. I...............................       586
      30    Titan Cement Co. S.A. ............................       793
                                                                --------
                                                                   2,066
                                                                --------
            HONG KONG -- 1.1%
     796    China Power International Development Ltd. B......       312
   1,451    i-CABLE Communications Ltd. ......................       555
                                                                --------
                                                                     867
                                                                --------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            ITALY -- 6.6%
      71    Banca Popolare di Milano S.c.r.l. I...............  $    498
      89    Brembo S.p.A. I...................................       645
      79    Caltagirone Editore S.p.A. I......................       669
      94    Hera S.p.A. I.....................................       258
      29    Permasteelisa S.p.A. I............................       474
      32    Recordati S.p.A. I................................       724
     373    Sorin S.p.A. BI...................................     1,109
      24    Tod's S.p.A. I....................................       948
                                                                --------
                                                                   5,325
                                                                --------
            JAPAN -- 26.8%
     216    77 Bank Ltd. I....................................     1,284
      10    Aichi Bank Ltd. ..................................       750
      23    Asatsu-DK, Inc. I.................................       652
      20    Disco Corp. IH....................................       872
      @@    eAccess Ltd. I....................................       264
     174    Ebara Corp. IH....................................       804
      11    Eneserve Corp. I..................................       415
      16    Fujimi, Inc. I....................................       411
      25    Futaba Corp. I....................................       581
      10    Hogy Medical Co. Ltd. ............................       392
      32    Hokuto Corp. IH...................................       584
      69    Hosiden Corp. I...................................       771
      21    INES Corp. I......................................       167
     202    Joyo Bank Ltd. I..................................       897
      41    Kobayashi Pharmaceutical Co. Ltd. ................     1,021
      23    Komori Corp. I....................................       317
      14    Kose Corp. .......................................       550
      12    Milbon Co. Ltd. ..................................       337
      82    Mochida Pharmaceutical Co. Ltd. IH................       495
      74    Mori Seiki Co. Ltd. I.............................       558
      43    NEC Soft Ltd. IH..................................     1,073
      94    Nikon Corp. IH....................................       920
      61    Nippon Shinyaku Co. Ltd. I........................       440
       1    OBIC Business Consultants Co. Ltd. ...............        52
       3    OBIC Co. Ltd. I...................................       562
     126    Shiga Bank Ltd. I.................................       664
      72    Suruga Bank Ltd. I................................       553
      21    Taiyo Ink Manufacturing Co. Ltd. I................       751
      88    Tanabe Seiyaku Co. Ltd. I.........................       799
      82    The Bank of Nagoya Ltd. I.........................       425
      34    THK Co. Ltd. IH...................................       596
      40    Tokyo Ohka Kogyo Co. Ltd. I.......................       740
      56    Toppan Forms Co. Ltd. I...........................       673
      17    Towa Pharmaceutical Co. Ltd. .....................       319
      13    Union Tool Co. ...................................       400
      22    Ushio, Inc. I.....................................       380
                                                                --------
                                                                  21,469
                                                                --------
            LIECHTENSTEIN -- 0.5%
       3    Verwaltungs-und Privat-Bank AG I..................       409
                                                                --------
            MEXICO -- 1.0%
     280    Kimberly-Clark de Mexico S.A. Class A.............       839
                                                                --------
            NETHERLANDS -- 5.4%
      30    AM N.V. I.........................................       238
     273    Equant N.V. BI....................................     1,141

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD INTERNATIONAL SMALL COMPANY FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            NETHERLANDS -- (CONTINUED)
      24    Unit 4 Agresso N.V. BI............................  $    346
      44    VNU N.V. IH.......................................     1,200
      79    Wolters Kluwer N.V. I.............................     1,438
                                                                --------
                                                                   4,363
                                                                --------
            NEW ZEALAND -- 1.8%
     247    Air New Zealand Ltd. BI...........................       263
     380    Carter Hold Harvey Ltd. I.........................       560
     213    Warehouse Group Ltd. I............................       596
                                                                --------
                                                                   1,419
                                                                --------
            SINGAPORE -- 1.5%
     393    Datacraft Asia Ltd. B.............................       310
     803    MobileOne Ltd. ...................................       800
      38    SembCorp Logistics Ltd. IH........................        53
                                                                --------
                                                                   1,163
                                                                --------
            SOUTH KOREA -- 2.1%
     208    Daewoo Securities Co. Ltd. BI.....................       597
      94    Korea Exchange Bank BIH...........................       626
      19    LG Household & Health Care Ltd. I.................       499
                                                                --------
                                                                   1,722
                                                                --------
            SPAIN -- 0.9%
      42    Prosegur, Compania de Seguridad S.A. I............       728
                                                                --------
            SWEDEN -- 3.4%
     106    Eniro AB I........................................       899
      24    Modern Times Group AB BH..........................       540
      25    Munters AB I......................................       609
     161    Teleca AB Class B BI..............................       668
                                                                --------
                                                                   2,716
                                                                --------
            SWITZERLAND -- 3.1%
       7    Bachem Holding AG Class B I.......................       405
      25    Baloise Holding AG I..............................       998
       3    Julius Baer Holding Ltd. I........................       760
       9    Micronas Semiconductor Holding AG BI..............       347
                                                                --------
                                                                   2,510
                                                                --------
            UNITED KINGDOM -- 21.9%
     318    Aggreko plc.......................................       873
     143    AMVESCAP plc I....................................       776
      52    Cambridge Antibody Technology Group plc BI........       646
      61    Capital Radio plc.................................       456
     155    De La Rue plc I...................................       920
     350    easyJet plc BI....................................     1,011
      66    Expro International Group plc.....................       437
     178    FirstGroup plc I..................................       936
     457    Group 4 Securicor plc B...........................       976

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            UNITED KINGDOM -- (CONTINUED)
      84    GWR Group plc I...................................  $    405
     208    Hiscox plc I......................................       610
     117    Jardine Lloyd Thompson Group plc..................       985
      56    London Stock Exchange plc I.......................       375
     342    Misys plc I.......................................     1,349
     327    Novar plc.........................................       712
     611    PHS Group plc I...................................       784
     400    Rentokil Initial plc..............................     1,135
     165    Sage Group plc I..................................       556
     150    Scottish & Newcastle plc I........................     1,110
      87    Smiths Group plc I................................     1,192
      48    SurfControl plc BI................................       488
      64    VT Group plc I....................................       317
     108    Yule Catto & Co. plc I............................       501
                                                                --------
                                                                  17,550
                                                                --------
            Total common stock
              (cost $79,979)..................................  $ 81,175
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 24.5%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 20.4%
 $16,369    Navigator Prime Portfolio.........................  $ 16,369
                                                                --------
            UNITED STATES -- 4.1%
     248    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................       248
     642    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       642
      69    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        69
     513    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       513
     471    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       471
      83    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................        83
   1,284    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,284
                                                                --------
                                                                   3,310
                                                                --------
            Total short-term investments
              (cost $19,679)..................................  $ 19,679
                                                                --------
            Total investments in securities
              (cost $99,658) O................................  $100,854
                                                                ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  B    Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $100,205 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 4,048



   Unrealized depreciation.........................   (3,399)
                                                     -------
   Net unrealized appreciation.....................  $   649
                                                     =======

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $806, which represents 1.00% of total net assets.

    I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $63,483, which represents 79.17% of total net assets.

    H  Security is fully or partially on loan at October 31, 2004.

                       FORWARD FOREIGN CURRENCY CONTRACTS
                        OUTSTANDING AT OCTOBER 31, 2004

                                                                            UNREALIZED
                                     MARKET    CONTRACT                    APPRECIATION
DESCRIPTION            TRANSACTION    VALUE     AMOUNT    DELIVERY DATE   (DEPRECIATION)
-----------            -----------   -------   --------   -------------   --------------
Australian Dollar        Buy         $   227   $   227      11/4/2004         $  @@
Australian Dollar        Buy           2,269     2,062     12/31/2004           207
Australian Dollar        Buy           1,154     1,041      3/31/2005           113
Australian Dollar       Sell           2,269     2,157     12/31/2004          (112)
Australian Dollar       Sell           1,154     1,147      3/31/2005            (7)
Euro                     Buy             612       615      11/3/2004            (3)
Euro                    Sell             113       113      11/1/2004            @@
Euro                    Sell          10,691    10,403     12/31/2004          (288)
Euro                    Sell             866       866      9/30/2005            @@
British Pound            Buy           1,688     1,692      11/3/2004            (4)
British Pound           Sell           5,571     5,246     12/31/2004          (325)
British Pound           Sell           1,069     1,057      3/31/2005           (12)
British Pound           Sell           3,856     3,897      6/30/2005            41
Hong Kong Dollars       Sell             251       251      11/2/2004            @@
Japanese Yen             Buy             198       197      11/1/2004             1
Japanese Yen             Buy           1,922     1,922      11/4/2004            @@
Japanese Yen            Sell              22        22      11/2/2004            @@
Mexican Peso             Buy             212       212      11/2/2004            @@
Singapore Dollar        Sell             121       121      11/2/2004            @@
Singapore Dollar        Sell               1         1      11/3/2004            @@
                                                                              -----
                                                                              $(389)
                                                                              =====

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                     PERCENTAGE OF
INDUSTRY                                              NET ASSETS
------------------------------------------------------------------
Basic Materials                                            7.7%
------------------------------------------------------------------
Capital Goods                                              8.8
------------------------------------------------------------------
Consumer Cyclical                                          6.9
------------------------------------------------------------------
Consumer Staples                                           7.1
------------------------------------------------------------------
Energy                                                     1.4
------------------------------------------------------------------
Finance                                                   40.3
------------------------------------------------------------------
Health Care                                                9.1
------------------------------------------------------------------
Services                                                  23.9
------------------------------------------------------------------
Technology                                                14.9
------------------------------------------------------------------
Transportation                                             5.3
------------------------------------------------------------------
Utilities                                                  0.3
------------------------------------------------------------------
Other Assets & Liabilities                               -25.7
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- 97.2%
            BASIC MATERIALS -- 5.8%
     363    Cameco Corp. .....................................  $   29,464
   1,058    Pactiv Corp. BH...................................      25,055
     703    Precision Castparts Corp. ........................      42,156
     710    Rohm & Haas Co. ..................................      30,111
   1,271    Smurfit-Stone Container Corp. BH..................      22,070
                                                                ----------
                                                                   148,856
                                                                ----------
            CAPITAL GOODS -- 3.6%
     475    Eaton Corp. ......................................      30,376
     623    Parker-Hannifin Corp. ............................      44,024
     632    Rolls-Royce Group plc  I .........................       3,010
   1,136    Xerox Corp. BH....................................      16,779
                                                                ----------
                                                                    94,189
                                                                ----------
            CONSUMER CYCLICAL -- 16.5%
     325    Abercrombie & Fitch Co. Class A...................      12,737
   2,061    American Tower Corp. Class A HB...................      35,420
     287    Avery Dennison Corp. .............................      17,485
     650    BorgWarner, Inc. .................................      30,156
     582    CDW Corp. ........................................      36,089
     293    Centex Corp. .....................................      15,229
     126    Genuine Parts Co. ................................       5,010
     444    Johnson Controls, Inc. ...........................      25,452
     712    Lear Corp. .......................................      38,386
     537    Lennar Corp. Class A..............................      24,141
     234    Liz Claiborne, Inc. ..............................       9,570
   1,448    Michaels Stores, Inc. ............................      42,125
     332    Mohawk Industries, Inc. BH........................      28,264
     558    PACCAR, Inc. .....................................      38,682
     683    PetsMart, Inc. ...................................      21,842
   4,659    Rinker Group Ltd. I...............................      30,270
     159    Ross Stores, Inc. ................................       4,172
      88    Scotts Co. Class A BH.............................       5,677
     116    Williams-Sonoma, Inc. BH..........................       4,424
                                                                ----------
                                                                   425,131
                                                                ----------
            CONSUMER STAPLES -- 1.0%
     628    Constellation Brands, Inc. Class A BH.............      24,644
                                                                ----------
            ENERGY -- 9.3%
   1,097    Chesapeake Energy Corp. ..........................      17,640
     803    EOG Resources, Inc. ..............................      53,467
     907    GlobalSantaFe Corp. ..............................      26,757
     473    Nabors Industries Ltd. BH.........................      23,235
     901    Premcor, Inc. BH..................................      35,159
     643    Valero Energy Corp. ..............................      27,638
   1,671    XTO Energy, Inc. .................................      55,790
                                                                ----------
                                                                   239,686
                                                                ----------
            FINANCE AND INSURANCE -- 21.5%
     261    AMBAC Financial Group, Inc. ......................      20,380
     482    Bank of Hawaii Corp. .............................      23,039
     327    Blackrock, Inc. ..................................      24,012
     239    Brown & Brown, Inc. ..............................       9,993
     450    City National Corp. ..............................      30,991
   1,548    Countrywide Financial Corp. ......................      49,434
   1,502    Equifax, Inc. ....................................      39,267

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
            FINANCE AND INSURANCE -- (CONTINUED)
     167    Everest Re Group Ltd. ............................  $   13,231
     139    Federated Investors, Inc. Class B.................       4,030
     408    Fidelity National Financial, Inc. ................      15,401
     627    Gallagher (Arthur J.) & Co. ......................      17,605
     242    Golden West Financial Corp. ......................      28,260
   1,303    Hibernia Corp. Class A............................      37,787
     943    Host Marriott Corp. ..............................      13,715
     510    IPC Holdings Ltd. ................................      20,631
     513    iStar Financial, Inc. ............................      21,232
     661    Legg Mason, Inc. .................................      42,091
     837    Medco Health Solutions, Inc. B....................      28,379
     195    North Fork Bancorporation, Inc. ..................       8,619
   2,365    Providian Financial Corp. BH......................      36,774
     267    Takefuji Corp. I..................................      16,848
     361    UnionBanCal Corp. ................................      21,950
      58    White Mountains Insurance Group Ltd. .............      29,592
                                                                ----------
                                                                   553,261
                                                                ----------
            HEALTH CARE -- 7.8%
     508    Applera Corp. -- Celera Genomics Group HB.........       6,518
   1,364    Biovail Corp. BH..................................      25,530
     353    Cephalon, Inc. BH.................................      16,815
     713    Edwards Lifesciences Corp. HB.....................      24,377
     321    Elan Corp. plc ADR BH.............................       8,272
     259    Gilead Sciences, Inc. B...........................       8,976
     242    Guidant Corp. ....................................      16,095
     318    Human Genome Sciences, Inc. BH....................       3,270
   1,508    King Pharmaceuticals, Inc. BH.....................      16,451
     362    McKesson Corp. ...................................       9,642
   2,678    Millennium Pharmaceuticals, Inc. BH...............      34,758
     686    Vertex Pharmaceuticals, Inc. BH...................       7,467
     807    Watson Pharmaceuticals, Inc. BH...................      22,616
                                                                ----------
                                                                   200,787
                                                                ----------
            SERVICES -- 11.1%
     517    Alliance Data Systems Corp. HB....................      21,863
     329    Apollo Group, Inc. Class A B......................      21,688
   2,043    BISYS Group, Inc.H B..............................      29,827
     486    CheckFree Corp. BH................................      15,057
   1,316    Education Management Corp. BH.....................      35,295
     784    GTECH Holdings Corp. .............................      18,548
     270    Harrah's Entertainment, Inc. .....................      15,806
     616    Lamar Advertising Co. BH..........................      25,519
     468    Manpower, Inc. ...................................      21,157
     278    MGM Mirage, Inc. B................................      14,930
     684    Monster Worldwide, Inc. BH........................      19,197
     328    NCR Corp. HB......................................      18,477
     218    Pixar BH..........................................      17,524
     248    Scripps (E.W.) Co. Class A........................      11,819
                                                                ----------
                                                                   286,707
                                                                ----------
            TECHNOLOGY -- 17.7%
   1,204    Amdocs Ltd. B.....................................      30,276
     794    American Power Conversion Corp. ..................      15,306
     590    Analog Devices, Inc. .............................      23,741
   1,267    ASML Holding N.V. BH..............................      18,053
   1,398    Citizens Communications Co. B.....................      18,735

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                          VALUE U
---------                                                       ----------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     988    EchoStar Communications Corp. Class A BH..........  $   31,225
     702    Electronic Arts, Inc. BH..........................      31,552
     502    International Rectifier Corp. B...................      19,951
     522    Intuit, Inc. BH...................................      23,673
   1,992    Network Appliance, Inc. BH........................      48,734
   1,441    Nextel Communications, Inc. Class A BH............      38,164
     982    Red Hat, Inc. BH..................................      12,606
     347    Research In Motion Ltd. BH........................      30,570
   1,292    Rockwell Collins, Inc. ...........................      45,834
   3,095    Solectron Corp. BH................................      16,157
     399    Symantec Corp. BH.................................      22,730
   1,014    VeriSign, Inc. B..................................      27,200
                                                                ----------
                                                                   454,507
                                                                ----------
            UTILITIES -- 2.9%
     814    Cinergy Corp. ....................................      32,169
     688    Energy East Corp. ................................      17,345
     744    Wisconsin Energy Corp. ...........................      24,271
                                                                ----------
                                                                    73,785
                                                                ----------
            Total common stock
              (cost $2,033,166)...............................  $2,501,553
                                                                ----------
PRINCIPAL
 AMOUNT
--------
SHORT-TERM INVESTMENTS -- 13.2%
            FINANCE -- 2.8%
$  5,444    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    5,444
  14,082    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      14,082
   1,500    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       1,500
  11,261    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................      11,261

PRINCIPAL                                                         MARKET
 AMOUNT                                                          VALUE U
---------                                                       ----------
            FINANCE -- (CONTINUED)
$ 10,322    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................  $   10,322
   1,822    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................       1,822
  28,156    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      28,156
                                                                ----------
                                                                    72,587
                                                                ----------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 10.4%
 267,426    Navigator Prime Portfolio.........................     267,426
                                                                ----------
            Total short-term investments
              (cost $340,013).................................  $  340,013
                                                                ----------
            Total investments in securities
              (cost $2,373,179) O.............................  $2,841,566
                                                                ==========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.48% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $2,377,903 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $542,043
   Unrealized depreciation........................   (78,380)
                                                    --------
   Net unrealized appreciation....................  $463,663
                                                    ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Security valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $50,128, which represents 1.95% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                 MARKET         CONTRACT         DELIVERY           APPRECIATION
DESCRIPTION                                  TRANSACTION         VALUE           AMOUNT            DATE            (DEPRECIATION)
-----------                                  -----------         ------         --------         ---------         --------------
British Pound                                    Buy               255             255           11/2/2004              $@@
British Pound                                    Buy             2,772           2,779           11/3/2004               (7)
                                                                                                                        ---
                                                                                                                        $(7)
                                                                                                                        ---

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MIDCAP VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 11.5%
    231     Cooper Tire & Rubber Co. .........................  $  4,494
    198     Engelhard Corp. ..................................     5,592
     46     Grupo IMSA S.A. de C.V. ADR.......................       998
    128     Inco Ltd. B.......................................     4,517
    135     International Steel Group, Inc. B.................     4,971
    129     Michelin (C.G.D.E.) Class B I.....................     7,019
    211     Mosaic Co. B......................................     3,175
    381     Pactiv Corp. B....................................     9,014
     89     Sappi Ltd. ADR....................................     1,282
    343     Smurfit-Stone Container Corp. B...................     5,962
                                                                --------
                                                                  47,024
                                                                --------
            CAPITAL GOODS -- 8.7%
    220     Axcelis Technologies, Inc. B......................     1,895
    795     Bombardier, Inc. Class B..........................     1,825
     57     FMC Technologies, Inc. B..........................     1,717
    163     IHC Caland N.V. IH................................     9,356
    181     Pall Corp. .......................................     4,683
    303     Teradyne, Inc. B..................................     5,024
    211     Yankee Candle Co., Inc. B.........................     5,831
    165     York International Corp. .........................     5,238
                                                                --------
                                                                  35,569
                                                                --------
            CONSUMER CYCLICAL -- 12.1%
     72     BorgWarner, Inc. .................................     3,339
    210     CBRL Group, Inc. .................................     7,607
    412     Foot Locker, Inc. ................................    10,048
    299     Office Depot, Inc. B..............................     4,834
  1,333     Rinker Group Ltd. I...............................     8,659
    194     Ross Stores, Inc. ................................     5,097
     15     Toll Brothers, Inc. B.............................       709
    125     United Stationers, Inc. B.........................     5,563
     70     V.F. Corp. .......................................     3,747
                                                                --------
                                                                  49,603
                                                                --------
            CONSUMER STAPLES -- 4.4%
    234     Bunge Ltd. .......................................    11,145
     91     Dean Foods Co. B..................................     2,701
    184     Smithfield Foods, Inc. B..........................     4,451
                                                                --------
                                                                  18,297
                                                                --------
            ENERGY -- 5.1%
     87     EOG Resources, Inc. ..............................     5,811
    208     Talisman Energy, Inc. ............................     5,597
    138     UGI Corp. ........................................     5,331
    125     XTO Energy, Inc. .................................     4,179
                                                                --------
                                                                  20,918
                                                                --------
            FINANCE AND INSURANCE -- 21.8%
     40     Affiliated Managers Group, Inc. BH................     2,239
    148     AMBAC Financial Group, Inc. ......................    11,561
    294     Apollo Investment Corp. ..........................     3,993
     72     CB Richard Ellis Group, Inc. Class A B............     1,857
    231     CIT Group, Inc. ..................................     9,332
     40     City National Corp. ..............................     2,783
     47     Comerica, Inc. ...................................     2,879

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
     49     Endurance Specialty Holdings Ltd. ................  $  1,638
     47     Federated Investors, Inc. Class B.................     1,360
    239     Hibernia Corp. Class A............................     6,937
     84     IndyMac Bancorp, Inc. ............................     2,719
     74     Platinum Underwriters Holdings Ltd. ..............     2,156
     14     ProLogis..........................................       542
    120     Radian Group, Inc. ...............................     5,737
    236     Reinsurance Group of America......................    10,183
    125     RenaissanceRe Holdings Ltd. ADR...................     5,852
    173     Rent-A-Center, Inc. B.............................     4,150
    137     UnionBanCal Corp. ................................     8,335
    192     United Rentals, Inc. B............................     2,973
     49     Webster Financial Corp. ..........................     2,352
                                                                --------
                                                                  89,578
                                                                --------
            HEALTH CARE -- 4.8%
    119     Barr Pharmaceuticals, Inc. B......................     4,495
    291     Biovail Corp. B...................................     5,442
     81     Coventry Health Care, Inc. B......................     3,301
    203     Endo Pharmaceuticals Holdings, Inc. B.............     4,430
     80     Health Net, Inc. B................................     1,943
                                                                --------
                                                                  19,611
                                                                --------
            SERVICES -- 6.6%
    443     Bally Total Fitness Holding Corp. BH..............     1,770
    431     BearingPoint, Inc. B..............................     3,752
    144     Donnelley (R.R.) & Sons Co. ......................     4,535
    151     Republic Services, Inc. ..........................     4,648
    319     Unisys Corp. B....................................     3,383
  1,200     UnitedGlobalCom, Inc. Class A B...................     8,975
                                                                --------
                                                                  27,063
                                                                --------
            TECHNOLOGY -- 14.2%
    316     Arrow Electronics, Inc. B.........................     7,576
    112     Cinram International, Inc. .......................     2,144
    133     Citizens Communications Co. B.....................     1,778
     93     Dentsply International, Inc. .....................     4,832
    633     Fairchild Semiconductor International, Inc. B.....     9,092
    157     Freescale Semiconductor, Inc. B...................     2,441
    615     GrafTech International Ltd. B.....................     5,690
    326     Lam Research Corp. B..............................     8,473
    111     QLogic Corp. B....................................     3,610
    160     Varian Semiconductor Equipment Associates, Inc.
              B...............................................     5,524
    552     Vishay Intertechnology, Inc. B....................     7,132
                                                                --------
                                                                  58,292
                                                                --------
            TRANSPORTATION -- 5.5%
    169     CNF, Inc. ........................................     7,403
     64     Continental Airlines, Inc. Class B BH.............       595
    112     CSX Corp. ........................................     4,084
     76     ExpressJet Holdings, Inc. B.......................       842
    157     United Defense Industries, Inc. B.................     6,306
     99     USF Corp. ........................................     3,541
                                                                --------
                                                                  22,771
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 98.4% -- (CONTINUED)
UTILITIES -- 3.7%
     96     Edison International..............................  $  2,928
    179     PPL Corp. ........................................     9,324
     90     Wisconsin Energy Corp. ...........................     2,951
                                                                --------
                                                                  15,203
                                                                --------
            Total common stock
              (cost $363,623).................................  $403,929
                                                                --------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.7%
            FINANCE -- 1.0%
 $  315     ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $    315
    814     CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       814
     87     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................        87
    651     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................       651
    597     J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................       597
    106     UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................       106
  1,628     UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................     1,628
                                                                --------
                                                                   4,198
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 0.7%
 $2,701     BNY Institutional Cash Reserve Fund...............  $  2,701
                                                                --------
            Total short-term investments
              (cost $6,899)...................................  $  6,899
                                                                --------
            Total investments in securities
              (cost $370,522) O...............................  $410,828
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.41% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $371,102 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $ 57,728
   Unrealized depreciation........................   (18,002)
                                                    --------
   Net unrealized appreciation....................  $ 39,726
                                                    ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $25,034, which represents 6.10% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                              UNREALIZED
                                            MARKET   CONTRACT   DELIVERY     APPRECIATION
DESCRIPTION                   TRANSACTION   VALUE     AMOUNT      DATE      (DEPRECIATION)
-----------                   -----------   ------   --------   ---------   --------------
Canadian Dollar                   Buy        $35       $35      11/3/2004         $@@
                                                                                  ==

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MONEY MARKET FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                                MATURITY     MARKET
 AMOUNT                                                         YIELD      DATE      VALUE U
---------                                                       -----   ----------   --------
            CAPITAL GOODS -- 1.0%
 $2,810     United Technologies Corp. ........................  1.22%   11/15/2004   $  2,816
                                                                                     --------
            CONSUMER CYCLICAL -- 4.3%
  7,000     Caterpillar Financial Services Corp. X............  1.78%   06/01/2005      7,007
  5,500     Toyota Motor Credit Corp. X.......................  1.88%   06/22/2005      5,499
                                                                                     --------
            Total consumer cyclical...........................                         12,506
                                                                                     --------
            CONSUMER STAPLES -- 13.6%
  6,000     American General Finance Corp. ...................  1.97%   12/10/2004      5,987
  8,000     Northern Rock plc MX..............................  2.01%   01/13/2005      8,000
  5,309     Old Line Funding LLC M............................  1.75%   11/02/2004      5,309
  7,000     Preferred Receivables Funding Corp. ..............  1.75%   11/03/2004      6,999
  6,000     Sara Lee Corp. ...................................  1.96%   12/16/2004      5,986
  7,000     Stadshypotek Delaware, Inc. ......................  1.85%   11/24/2004      6,992
                                                                                     --------
            Total consumer staples............................                         39,273
                                                                                     --------
            FINANCE -- 78.7%
  5,000     Alliance & Leicester plc..........................  2.12%   02/14/2005   $  4,969
  3,000     Alliance & Leicester plc..........................  1.69%   12/15/2004      2,993
  1,500     American Express Credit Corp. X...................  1.81%   12/16/2004      1,500
  7,000     American Express Credit Corp. X...................  1.88%   12/27/2004      7,002
  2,000     American General Finance Corp. X..................  1.95%   03/24/2005      2,002
  7,000     American Honda Finance Corp. MX...................  1.63%   08/04/2005      7,000
  5,500     Amsterdam Funding Corp. ..........................  1.85%   11/17/2004      5,496
  3,500     Amsterdam Funding Corp. ..........................  1.97%   12/02/2004      3,494
  8,076     ANZ (Delaware), Inc. .............................  1.65%   11/02/2004      8,076
  7,000     Bank of America Corp. X...........................  1.70%   08/26/2005      7,017
  7,200     Bear Stearns Co., Inc. X..........................  1.88%   06/20/2005      7,209
  8,500     Bradford & Bingley
              plc MX..........................................  2.01%   01/07/2005      8,500
  5,700     Britannia Building Society........................  1.95%   12/06/2004      5,689
  4,000     CAFCO.............................................  1.97%   12/10/2004      3,992
  7,000     Citigroup Global Markets X........................  2.04%   07/20/2005      7,005
  4,300     FHLB..............................................  1.42%   04/01/2005      4,300
  4,400     FHLB..............................................  1.56%   05/04/2005      4,400
  1,500     GE Capital Corp. .................................  1.90%   12/17/2004      1,496
  7,000     General Electric Co. X............................  2.05%   10/24/2005      7,006
  7,000     Goldman Sachs MX..................................  2.08%   01/29/2005      7,000
  7,000     HBOS Treasury Services plc........................  1.69%   11/16/2004      6,995
  7,300     J.P. Morgan Chase & Co. X.........................  1.66%   02/24/2005      7,307
  3,900     Lehman Brothers Holdings, Inc. ...................  1.23%   01/15/2005      3,951

PRINCIPAL                                                                MATURITY     MARKET
 AMOUNT                                                         YIELD      DATE      VALUE U
---------                                                       -----   ----------   --------
            FINANCE -- (CONTINUED)
 $3,500     Lehman Brothers, Inc. X...........................  1.83%   05/16/2005   $  3,500
  3,400     Merrill Lynch & Co., Inc. X.......................  1.88%   09/21/2005      3,410
  3,000     Merrill Lynch & Co., Inc. X.......................  2.02%   07/11/2005      3,004
  7,300     Morgan Stanley X..................................  2.04%   01/24/2005      7,305
  7,000     Nationwide Building Society, Inc. MX..............  2.06%   07/22/2005      7,004
  7,000     Nordea North America..............................  1.78%   11/12/2004      6,996
  7,200     Quebec (Province of) Canada.......................  1.39%   01/11/2005      7,181
  7,000     Sheffield Receivables MX..........................  1.86%   01/25/2005      7,002
  7,000     SLM Corp. X.......................................  1.85%   08/15/2005      7,006
  6,800     State Street......................................  1.73%   11/12/2004      6,800
  7,000     Swedbank Foreningssparbanken......................  1.75%   11/12/2004      6,996
  7,000     Toronto-Dominion Holdings (USA), Inc. ............  1.57%   11/09/2004      6,998
  3,000     Toyota Motor Credit Corp. X.......................  1.88%   12/23/2004      3,000
  7,500     US Bank N.A. X....................................  1.88%   03/30/2005      7,499
  6,000     Washington Mutual Bank N.A. X.....................  1.88%   03/15/2005      6,000
  7,000     Wells Fargo & Company Co. X.......................  1.86%   06/17/2005      7,001
  5,411     Yorktown Capital..................................  1.89%   11/22/2004      5,405
                                                                                     --------
            Total finance.....................................                       $226,506
                                                                                     --------
            TECHNOLOGY -- 2.4%
  7,000     Bellsouth Corp. ..................................  1.87%   11/17/2004   $  6,994
                                                                                     --------
            Total investments in securities
              (cost $288,095) O...............................                       $288,095
                                                                                     ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.67% of total net asset at October 31, 2004.

       All the Securities are rated A1.

    O  Also represents cost for federal tax purposes.

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $49,815, which represents
       17.32% of total net assets.

    X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD MONEY MARKET FUND

 DIVERSIFICATION AND EXPENSE TABLES
 OCTOBER 31, 2004
 (UNAUDITED)
--------------------------------------------------------------------------------

DIVERSIFICATION BY INDUSTRY
as of October 31, 2004

                                                     PERCENTAGE OF
INDUSTRY                                              NET ASSETS
------------------------------------------------------------------
Capital Goods                                              1.0%
------------------------------------------------------------------
Consumer Cyclical                                          4.3
------------------------------------------------------------------
Consumer Staples                                          13.6
------------------------------------------------------------------
Finance                                                   78.7
------------------------------------------------------------------
Technology                                                 2.4
------------------------------------------------------------------
TOTAL                                                    100.0%
------------------------------------------------------------------

YOUR FUND'S EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2004 through October 31, 2004.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

                         BEGINNING     ENDING        EXPENSES PAID
                          ACCOUNT      ACCOUNT     DURING PERIOD **
                           VALUE        VALUE       APRIL 30, 2004
                         APRIL 30,   OCTOBER 31,        THROUGH
                           2004         2004       OCTOBER 31, 2004
--------------------------------------------------------------------
CLASS A
Actual                    $1,000      $1,001.00          $5.03
Hypothetical @            $1,000      $1,020.11          $5.08
--------------------------------------------------------------------
CLASS B
Actual                    $1,000      $1,000.05          $6.84
Hypothetical @            $1,000      $1,018.30          $6.90
--------------------------------------------------------------------
CLASS C
Actual                    $1,000      $1,000.05          $6.84
Hypothetical @            $1,000      $1,018.30          $6.90
--------------------------------------------------------------------
CLASS Y
Actual                    $1,000      $1,002.10          $2.77
Hypothetical @            $1,000      $1,022.37          $2.80
--------------------------------------------------------------------

@ (5% return before expenses)

** Expenses are equal to the Fund's annualized expense ratios of 1.00%, 1.36%, 1.36% and 0.55% for classes A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Due to a change in the allocation methodology for transfer agent fees, the 6 month annualized expense ratio may differ from the annual expense ratio as shown in the Notes to Financial Statements (Financial Highlights).

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 37.2%
            FINANCE -- 37.2%
 $  800     American Express Credit Account Master Trust,
              2.37%, 2-15-2012 MX.............................  $    800
    500     AmeriCredit Automobile Receivables Trust,
              3.61%, 5-6-2011.................................       504
    400     AmeriCredit Automobile Receivables Trust,
              5.07%, 7-6-2010.................................       406
     43     AmeriCredit Automobile Receivables Trust,
              5.81%, 5-6-2006.................................        44
    214     AQ Finance CEB Trust,
              6.93%, 8-25-2033 MX.............................       212
  1,000     Argent NIM Trust
              4.212%, 11-25-2034 M............................     1,000
    165     Asset Backed Funding Corp. NIM Trust,
              4.55%, 12-26-2033 M.............................       164
  2,500     Banc of America Commercial Mortgage, Inc.,
              3.46%, 7-10-2042................................     2,509
    320     Bank One Issuance Trust,
              4.54%, 9-15-2010................................       327
  1,000     BMW Vehicle Owner Trust,
              3.52%, 10-25-2010...............................     1,004
    750     Capital Auto Receivables Asset Trust,
              2.84%, 9-15-2010................................       740
  2,000     Capital One Master Trust,
              6.31%, 6-15-2011................................     2,185
    400     Capital One Master Trust,
              7.90%, 10-15-2010 M.............................       442
    146     Chase Commercial Mortgage Securities Corp.,
              6.90%, 11-19-2028...............................       152
    300     Chase Funding Mortgage Loan,
              2.34%, 4-25-2024................................       298
    500     Chase Manhattan Auto Owner Trust,
              2.78%, 6-15-2010................................       498
    500     Citibank Credit Card Issuance Trust,
              2.70%, 2-9-2009 X...............................       506
  2,000     Citibank Credit Card Issuance Trust,
              4.95%, 2-9-2009.................................     2,085
    750     Citibank Credit Card Issuance Trust,
              7.45%, 9-15-2007................................       780
    669     CNH Equipment Trust,
              3.35%, 2-15-2011................................       671
  3,924     Commercial Mortgage Pass-Through Certificates,
              3.59%, 3-10-2039 MW.............................       175
    200     CS First Boston Mortgage Securities Corp.,
              3.29%, 11-18-2012 MX............................       201
 14,906     CS First Boston Mortgage Securities Corp.,
              4.165%, 7-15-2036 MW............................       489
  1,500     Daimler Chrysler Auto Trust,
              2.85%, 8-8-2010.................................     1,465
    300     DLJ Mortgage Acceptance Corp.,
              7.50%, 12-17-2027 M.............................       305
    300     Equity One ABS, Inc.,
              4.34%, 7-25-2034 X..............................       302

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $  400     Ford Credit Auto Owner Trust,
              4.29%, 11-15-2007...............................  $    405
    974     Freddie Mac,
              6.00%, 6-15-2031................................       999
 10,248     GE Capital Commercial Mortgage Corp.,
              3.76%, 3-10-2040 MW.............................       314
    867     GMAC Commercial Mortgage Securities, Inc.,
              3.12%, 3-10-2038................................       860
    490     GMAC Commercial Mortgage Securities, Inc.,
              6.57%, 4-15-2029................................       527
 22,200     Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 8-10-2038 W..............................       390
    500     Granite Mortgages plc,
              3.53%, 1-20-2043 X..............................       511
    500     Green Tree Financial Corp.,
              6.27%, 6-1-2030.................................       515
     33     Green Tree Financial Corp.,
              7.30%, 1-15-2026................................        35
    174     Home Equity Asset Trust,
              5.25%, 4-27-2034 M..............................       174
    750     Hyundai Auto Receivables Trust,
              4.10%, 8-15-2011................................       750
    335     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              2.92%, 1-12-2038................................       333
  6,510     J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.50%, 1-15-2038 MW.............................       303
  2,000     LB-UBS Commercial Mortgage Trust
              3.625%, 10-15-2029 I............................     2,009
     72     LB-UBS Commercial Mortgage Trust,
              3.17%, 12-15-2026...............................        72
    372     LB-UBS Commercial Mortgage Trust,
              3.34%, 9-15-2027................................       370
  2,762     LB-UBS Commercial Mortgage Trust,
              3.69%, 12-15-2036 MW............................       141
  2,200     MBNA Credit Card Master Note Trust,
              4.95%, 6-15-2009................................     2,298
  1,478     Merrill Lynch Mortgage Trust,
              3.46%, 8-12-2039................................     1,480
 20,853     Merrill Lynch Mortgage Trust,
              3.81%, 8-12-2039 MW.............................       983
    335     Morgan Stanley Capital I,
              2.80%, 12-15-2041...............................       333
    500     Morgan Stanley Capital I,
              3.96%, 6-15-2040................................       505
  1,893     Morgan Stanley Capital I,
              4.03%, 6-15-2038................................     1,915
     49     Morgan Stanley Dean Witter Capital I,
              4.09%, 12-15-2035...............................        49
     70     Morgan Stanley Dean Witter Capital I,
              4.59%, 4-15-2034................................        71
    421     Morgan Stanley Dean Witter Capital I,
              5.38%, 1-15-2039................................       445
    241     Nationslink Funding Corp.,
              6.00%, 8-20-2030................................       247

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $  369     Navistar Financial Corp. Owner Trust,
              3.08%, 11-15-2009...............................  $    365
    750     Providian Gateway Master Trust,
              3.95%, 9-15-2011 M..............................       753
  1,000     Residential Asset Mortgage Products, Inc.,
              3.675%, 8-25-2026...............................     1,005
    120     Residential Asset Mortgage Products, Inc.,
              6.14%, 6-25-2032................................       120
    160     Residential Asset Securities Corp.,
              7.51%, 10-25-2030...............................       165
    500     Saxon Asset Securities Trust,
              2.92%, 6-25-2033................................       500
    111     Soundview Home Equity Loan Trust, Inc.,
              8.64%, 5-25-2030................................       114
  1,000     Structured Asset Investment Loan Trust,
              3.683%, 11-25-2033 X............................     1,010
     29     Vanderbilt Acquisition Loan Trust,
              3.28%, 1-7-2013.................................        29
    535     Wachovia Bank Commercial Mortgage Trust,
              3.48%, 8-15-2041................................       536
  6,827     Wachovia Bank Commercial Mortgage Trust,
              3.65%, 2-15-2041 MW.............................       305
     87     Wachovia Bank Commercial Mortgage Trust,
              4.54%, 4-15-2034................................        88
    478     WFS Financial Owner Trust,
              2.73%, 5-20-2011................................       476
    203     WFS Financial Owner Trust,
              3.05%, 12-20-2010...............................       203
    500     WFS Financial Owner Trust,
              3.07%, 11-21-2011...............................       500
    414     Whole Auto Loan Trust,
              2.24%, 3-15-2010................................       412
  1,000     Whole Auto Loan Trust,
              3.37%, 3-15-2011  I ............................     1,000
    400     World Financial Network Credit Card Master,
              4.82%, 8-15-2011 X..............................       423
    500     World Omni Auto Receivables Trust,
              3.62%, 7-12-2011................................       502
                                                                --------
                                                                  43,804
                                                                --------
            Total asset backed and
              commercial mortgage securities
              (cost $43,870)..................................  $ 43,804
                                                                ========
CORPORATE BONDS: INVESTMENT GRADE -- 37.0%
            BASIC MATERIALS -- 2.7%
    300     BOC Group, Inc.,
              7.45%, 6-15-2006 M..............................  $    319
    250     Carlisle Companies, Inc.,
              6.70%, 5-15-2008................................       273
    200     Dow Chemical Co.,
              7.00%, 8-15-2005................................       207
    125     ICI North America,
              8.875%, 11-15-2006..............................       138

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
 $  160     International Flavors & Fragrances, Inc.,
              6.45%, 5-15-2006................................  $    168
    200     International Paper Co.,
              3.80%, 4-1-2008.................................       200
    120     Lafarge North America, Inc.,
              6.375%, 7-15-2005...............................       123
    100     Pactiv Corp.,
              8.00%, 4-15-2007................................       109
     50     Phelps Dodge Corp.,
              6.375%, 11-1-2004...............................        50
    380     Placer Dome, Inc.,
              7.125%, 6-15-2007...............................       415
    370     Potash Corp. of Saskatchewan, Inc.,
              7.125%, 6-15-2007...............................       405
    300     Westvaco Corp.,
              8.40%, 6-1-2007.................................       336
    430     Worthington Industries, Inc.,
              7.125%, 5-15-2006...............................       452
                                                                --------
                                                                   3,195
                                                                --------
            CAPITAL GOODS -- 1.4%
    360     Black & Decker Corp.,
              7.00%, 2-1-2006.................................       378
    450     Ingersoll-Rand Co.,
              6.25%, 5-15-2006................................       472
    350     McDonnell Douglas Corp.,
              6.875%, 11-1-2006...............................       375
    100     Rockwell International Corp.,
              6.625%, 6-1-2005................................       102
    300     Textron, Inc.,
              6.625%, 11-15-2007..............................       330
                                                                --------
                                                                   1,657
                                                                --------
            CONSUMER CYCLICAL -- 5.1%
    250     American Stores Co.,
              7.40%, 5-15-2005................................       255
    500     Centex Corp.,
              4.75%, 1-15-2008................................       515
    100     DaimlerChrysler N.A. Holding Corp.,
              4.05%, 6-4-2008.................................       101
    500     DaimlerChrysler N.A. Holding Corp.,
              7.75%, 6-15-2005................................       516
    700     Darden Restaurants, Inc.,
              5.75%, 3-15-2007................................       739
    200     Jones Apparel Group, Inc.,
              7.875%, 6-15-2006...............................       215
    460     Kroger Co.,
              7.80%, 8-15-2007................................       512
    150     Kroger Co.,
              8.15%, 7-15-2006................................       162
    470     Masco Corp.,
              6.75%, 3-15-2006................................       496
    200     May Department Stores Co.,
              6.875%, 11-1-2005...............................       208
    385     Mohawk Industries, Inc.,
              6.50%, 4-15-2007................................       412
    150     Newell Rubbermaid, Inc.,
              6.00%, 3-15-2007................................       159

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            CONSUMER CYCLICAL -- (CONTINUED)
 $  250     Nine West Group, Inc.,
              8.375%, 8-15-2005...............................  $    259
    300     PHH Corp.,
              6.00%, 3-1-2008.................................       321
    300     Philips Electronics N.V.,
              8.375%, 9-15-2006...............................       328
    320     Pulte Homes, Inc.,
              7.30%, 10-24-2005...............................       333
    350     Rubbermaid Inc.,
              6.60%, 11-15-2006...............................       374
    100     Safeway, Inc.,
              3.80%, 8-15-2005................................       101
                                                                --------
                                                                   6,006
                                                                --------
            CONSUMER STAPLES -- 1.7%
    300     Cadbury Schweppes Finance plc,
              5.00%, 6-26-2007................................       311
    350     ConAgra Foods, Inc.,
              7.50%, 9-15-2005................................       363
     90     ConAgra Foods, Inc.,
              9.875%, 11-15-2005..............................        96
    300     Dial Corp.,
              7.00%, 8-15-2006................................       321
    400     General Mills, Inc.,
              2.625%, 10-24-2006..............................       396
    350     Kellogg Co.,
              6.00%, 4-1-2006.................................       366
    105     Weyerhaeuser Co.,
              5.50%, 3-15-2005................................       106
                                                                --------
                                                                   1,959
                                                                --------
            ENERGY -- 2.0%
    270     Consolidated Natural Gas Co.,
              5.375%, 11-1-2006...............................       282
    350     Louis Dreyfus Natural Gas Corp.,
              6.875%, 12-1-2007...............................       382
    150     Ocean Energy, Inc.,
              7.625%, 7-1-2005................................       155
    350     Repsol International Finance B.V.,
              7.45%, 7-15-2005................................       362
     50     Ultramar Diamond Shamrock Corp.,
              8.00%, 3-15-2005................................        51
    300     Union Oil Co. of California,
              9.125%, 2-15-2006...............................       323
    300     Union Pacific Resources Group, Inc.,
              6.50%, 5-15-2005................................       306
    451     Valero Energy Corp.,
              6.125%, 4-15-2007...............................       481
                                                                --------
                                                                   2,342
                                                                --------
            FINANCE 10.3%
    750     Ace Ina Holdings, Inc.,
              8.30%, 8-15-2006................................       812
    451     Aetna, Inc.,
              7.375%, 3-1-2006................................       475
    130     American General Finance Corp.,
              5.875%, 12-15-2005..............................       135

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $  100     American General Finance Corp.,
              5.91%, 6-12-2006................................  $    105
    400     Avalon Properties, Inc.,
              6.875%, 12-15-2007..............................       438
    100     AXA Financial, Inc.,
              9.00%, 12-15-2004...............................       101
    100     Banca Commerciale Italiana,
              8.25%, 7-15-2007................................       112
    150     Banesto Finance Ltd.,
              7.50%, 3-25-2007................................       164
    200     BankAmerica Corp.,
              6.75%, 9-15-2005................................       207
    250     BankBoston Corp.,
              6.625%, 12-1-2005...............................       260
    389     Bankers Trust Corp.,
              7.125%, 3-15-2006...............................       411
    290     BBV International Finance,
              6.875%, 7-1-2005................................       298
    100     Bear Stearns & Co., Inc.,
              7.625%, 2-1-2005................................       101
    100     Capital One Bank,
              6.875%, 2-1-2006................................       105
     50     CIGNA Corp.,
              8.25%, 1-1-2007.................................        55
    150     CIT Group, Inc.,
              7.625%, 8-16-2005...............................       156
    250     Countrywide Funding Corp.,
              6.875%, 9-15-2005...............................       258
    250     Credit Suisse First Boston USA, Inc.,
              5.875%, 8-1-2006................................       263
    220     Credit Suisse First Boston USA, Inc.,
              6.50%, 5-1-2008 M...............................       240
    300     Equifax, Inc.,
              4.95%, 11-1-2007................................       314
    200     Equitable Life Assurance Society,
              6.95%, 12-1-2005 M..............................       209
    100     ERAC USA Finance Co.,
              6.625%, 2-15-2005 M.............................       101
    225     ERAC USA Finance Co.,
              8.25%, 5-1-2005 M...............................       231
    200     Evans Withycombe Residential, Inc.,
              7.625%, 4-15-2007...............................       219
    700     Ford Motor Credit Co.,
              6.875%, 2-1-2006................................       728
    100     Gables Realty L.P.,
              6.80%, 3-15-2005................................       101
    100     General Motors Acceptance Corp.,
              4.50%, 7-15-2006................................       101
    150     General Motors Acceptance Corp.,
              6.125%, 2-1-2007................................       156
    600     General Motors Acceptance Corp.,
              7.50%, 7-15-2005................................       620
    100     Goldman Sachs Group, Inc.,
              7.50%, 1-28-2005................................       101
    150     Household Finance Corp.,
              5.75%, 1-30-2007................................       159

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $  250     Household Finance Corp.,
              7.65%, 5-15-2007................................  $    276
    200     International Lease Finance Corp.,
              2.95%, 5-23-2006................................       200
    100     International Lease Finance Corp.,
              5.95%, 6-6-2005.................................       102
    150     J.P. Morgan Chase & Co.,
              5.625%, 8-15-2006...............................       157
    450     J.P. Morgan Chase & Co.,
              7.25%, 6-1-2007.................................       494
    100     Key Bank N.A., Inc.,
              7.125%, 8-15-2006...............................       107
    150     Lehman Brothers Holdings, Inc.,
              8.75%, 3-15-2005................................       153
    120     Lincoln National Corp.,
              5.25%, 6-15-2007................................       126
    393     MBNA America Bank N.A.,
              6.50%, 6-20-2006................................       415
    148     MBNA America Bank N.A.,
              6.75%, 3-15-2008 M..............................       162
    150     Merrill Lynch & Co., Inc.,
              8.00%, 6-1-2007.................................       167
    300     Merry Land & Investment, Inc.,
              7.25%, 6-15-2005................................       308
    150     Morgan Stanley,
              7.75%, 6-15-2005................................       155
    250     PNC Funding Corp.,
              5.75%, 8-1-2006.................................       262
    300     Prudential Insurance Co. of America,
              6.375%, 7-23-2006 M.............................       319
    350     Simon Property Group L.P.,
              7.125%, 9-20-2007...............................       384
    235     St. Paul Companies, Inc.,
              7.875%, 4-15-2005...............................       240
    300     Wellpoint Health Networks, Inc.,
              6.375%, 6-15-2006...............................       315
                                                                --------
                                                                  12,078
                                                                --------
            HEALTH CARE -- 0.4%
    200     Boston Scientific Corp.,
              6.625%, 3-15-2005...............................       203
    300     Quest Diagnostics, Inc.,
              6.75%, 7-12-2006................................       318
                                                                --------
                                                                     521
                                                                --------
            SERVICES -- 4.9%
    370     ARAMARK Services, Inc.,
              8.15%, 5-1-2005.................................       379
    550     Belo Corp.,
              7.125%, 6-1-2007................................       597
    389     Comcast Cable Communications, Inc.,
              6.375%, 1-30-2006...............................       406
    500     Computer Sciences Corp.,
              6.75%, 6-15-2006................................       530

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            SERVICES -- (CONTINUED)
 $  150     Cox Enterprises, Inc.,
              4.375%, 5-1-2008 M..............................  $    149
    100     Cox Enterprises, Inc.,
              8.00%, 2-15-2007 M..............................       108
    300     Fiserv, Inc.,
              3.00%, 6-27-2008................................       293
    450     Harrah's Operating Co., Inc.,
              7.125%, 6-1-2007................................       489
    355     Hyatt Equities LLC,
              6.875%, 6-15-2007 M.............................       379
    250     Marriott International, Inc.,
              6.875%, 11-15-2005..............................       260
    200     Marriott International, Inc.,
              7.00%, 1-15-2008................................       219
    300     News America, Inc.,
              6.625%, 1-9-2008................................       328
    200     Scholastic Corp.,
              5.75%, 1-15-2007................................       210
    200     TCI Communications, Inc.,
              6.875%, 2-15-2006...............................       209
    395     USA Networks, Inc.,
              6.75%, 11-15-2005...............................       410
    300     Walt Disney Co.,
              7.30%, 2-8-2005.................................       304
    435     WMX Technologies, Inc.,
              7.00%, 10-15-2006...............................       467
                                                                --------
                                                                   5,737
                                                                --------
            TECHNOLOGY -- 5.0%
    100     AT&T Wireless Services, Inc.,
              6.875%, 4-18-2005...............................       102
    500     AT&T Wireless Services, Inc.,
              7.50%, 5-1-2007.................................       551
    550     British Telecommunications plc,
              7.875%, 12-15-2005..............................       581
    450     Cingular Wireless LLC,
              5.625%, 12-15-2006..............................       473
    290     Cox Communications, Inc.,
              7.75%, 8-15-2006................................       313
    560     Deutsche Telekom International Finance B.V.,
              8.25%, 6-15-2005................................       579
    550     France Telecom S.A.,
              7.20%, 3-1-2006.................................       585
    450     Hewlett-Packard Co.,
              5.75%, 12-15-2006...............................       474
    275     Maytag Corp.,
              6.875%, 3-31-2006...............................       287
    250     Puget Sound Energy, Inc.,
              3.36%, 6-1-2008.................................       248
    600     Sprint Capital Corp.,
              7.90%, 3-15-2005................................       612
    375     Time Warner Companies, Inc.,
              8.11%, 8-15-2006................................       408

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SHORT DURATION FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
 $  600     Verizon Wireless Capital LLC,
              5.375%, 12-15-2006..............................  $    629
     75     Vodafone Group plc,
              7.625%, 2-15-2005...............................        76
                                                                --------
                                                                   5,918
                                                                --------
            TRANSPORTATION -- 1.0%
    325     CSX Corp.,
              9.00%, 8-15-2006................................       358
    280     Norfolk Southern Corp.,
              7.40%, 9-15-2006................................       302
    350     TTX Co.,
              3.875%, 3-1-2008 M..............................       349
    200     Union Pacific Corp.,
              7.60%, 5-1-2005.................................       205
                                                                --------
                                                                   1,214
                                                                --------
            UTILITIES -- 2.5%
    340     Appalachian Power Co.,
              4.80%, 6-15-2005................................       345
    145     Appalachian Power Co.,
              6.80%, 3-1-2006.................................       152
    557     Commonwealth Edison Co.,
              6.40%, 10-15-2005...............................       576
    325     Consumers Energy Co.,
              6.25%, 9-15-2006................................       343
    250     FPL Group Capital, Inc.,
              3.25%, 4-11-2006................................       252
    250     Georgia Power Co.,
              6.20%, 2-1-2006.................................       261
    140     Niagara Mohawk Power Corp.,
              9.75%, 11-1-2005................................       150
    250     Northeast Utilities,
              3.30%, 6-1-2008.................................       245
    300     Southwestern Public Service Co.,
              5.125%, 11-1-2006...............................       311
    270     Texas Eastern Transmission L.P.,
              5.25%, 7-15-2007................................       283
                                                                --------
                                                                   2,918
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $43,312)..................................  $ 43,545
                                                                --------
U.S. GOVERNMENT SECURITIES -- 15.6%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.3%
    400     3.00% 2008........................................  $    396
                                                                --------
            U.S. TREASURY SECURITIES -- 15.3%
 18,000     2.75% 2007........................................    17,990
                                                                --------
            Total U.S. government securities
              (cost $18,373)..................................  $ 18,386
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
U.S. GOVERNMENT AGENCIES -- 6.6%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
 $1,150     6.00% 2031 -- 2032................................  $  1,179
    319     6.50% 2017........................................       338
                                                                --------
                                                                   1,517
                                                                --------
            REMIC-PAC'S -- 0.8%
  1,000     5.50% 2029........................................     1,017
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.8%
    613     6.00% 2032 -- 2033................................       637
    243     6.50% 2032........................................       256
                                                                --------
                                                                     893
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 1.2%
  1,194     6.00% 2033........................................     1,246
    171     7.00% 2032........................................       183
                                                                --------
                                                                   1,429
                                                                --------
            REMIC-PAC'S -- 2.5%
  2,878     6.00% 2030 -- 2032................................     2,963
                                                                --------
            Total U.S. government agencies
              (cost $7,874)...................................  $  7,819
                                                                --------
            Total long term investments
              (cost $113,429).................................  $113,554
                                                                --------
SHORT-TERM INVESTMENTS -- 4.7%
            FINANCE -- 4.7%
  1,103     BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................  $  1,103
  1,103     RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................     1,103
  1,163     State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................     1,163
  2,206     UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................     2,206
                                                                --------
                                                                   5,575
                                                                --------
            Total short-term investments
              (cost $5,575)...................................  $  5,575
                                                                --------
            Total investments in securities
              (cost $119,004) O...............................  $119,129
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.92% of total net asset at October 31, 2004.

       The average life of certain investment securities may differ signifi-cantly from the stated maturity date.

    B  Currently non-income producing.

    O At October 31, 2004, the cost of securities for federal income tax purposes is $119,004 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation...........................  $ 437
   Unrealized depreciation...........................   (312)
                                                       -----
   Net unrealized appreciation.......................  $ 125
                                                       =====

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $9,327, which represents
       7.92% of total net assets.

    X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

    W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2004.

    I The cost of securities purchased on a when-issued basis at October 31, 2004 was $3,010.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD SMALL COMPANY FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 97.5%
            BASIC MATERIALS -- 5.9%
     226    Alkermes, Inc. BH.................................  $  2,794
      99    Arch Coal, Inc. ..................................     3,205
      56    Carpenter Technology Corp. .......................     2,650
     116    Connetics Corp. BH................................     3,120
      41    Eagle Materials, Inc. ............................     2,818
     135    Hercules, Inc. BH.................................     1,922
                                                                --------
                                                                  16,509
                                                                --------
            CAPITAL GOODS -- 1.9%
     109    Helen of Troy Ltd. BH.............................     2,902
      68    Moog, Inc. Class A BH.............................     2,541
                                                                --------
                                                                   5,443
                                                                --------
            CONSUMER CYCLICAL -- 13.9%
     120    A.C. Moore Arts & Crafts, Inc. BH.................     3,085
     513    American Tower Corp. Class A B....................     8,817
     149    Insight Enterprises, Inc. B.......................     2,758
       6    Kenneth Cole Productions, Inc. Class A............       161
     106    Landry's Restaurants, Inc. .......................     2,882
      95    Men's Wearhouse, Inc. BH..........................     2,940
     135    New York & Co., Inc. B............................     2,801
     117    Quicksilver, Inc. BH..............................     3,189
      92    RARE Hospitality International, Inc. B............     2,547
      83    Sierra Wireless, Inc. BH..........................     1,415
      99    Sotheby's Holdings, Inc. Class A BH...............     1,850
      55    Standard-Pacific Corp. ...........................     3,087
      95    Washington Group International, Inc. BH...........     3,330
                                                                --------
                                                                  38,862
                                                                --------
            CONSUMER STAPLES -- 1.1%
     116    Peet's Coffee & Tea, Inc. BH......................     2,962
                                                                --------
            ENERGY -- 3.3%
      64    Cabot Oil & Gas Corp. ............................     2,723
      72    Patina Oil & Gas Corp. ...........................     2,063
      54    Western Oil Sands, Inc. Class A B.................     1,732
      92    Whiting Petroleum Corp. BH........................     2,729
                                                                --------
                                                                   9,247
                                                                --------
            FINANCE AND INSURANCE -- 8.0%
      66    Affiliated Managers Group, Inc. HB................     3,669
      87    AMCORE Financial, Inc. ...........................     2,642
     142    American Equity Investment Life
              Holding Co. ....................................     1,399
      53    Arch Capital Group Ltd. B.........................     2,003
     114    CB Richard Ellis Group, Inc. Class A B............     2,940
     124    IndyMac Bancorp, Inc. ............................     3,996
      61    Pirelli & C. Real Estate S.p.A.  I ...............     2,660
      72    Platinum Underwriters Holdings Ltd. ..............     2,108
     108    U.S.I. Holdings Corp. BH..........................     1,050
                                                                --------
                                                                  22,467
                                                                --------
            HEALTH CARE -- 11.9%
      91    Abaxis, Inc. HB...................................     1,171
     174    Abgenix, Inc. BH..................................     1,583
      85    Amylin Pharmaceuticals, Inc. HB...................     1,800
     109    AtheroGenics, Inc. HB.............................     3,264

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
      45    Eyetech Pharmaceuticals, Inc. BH..................  $  1,889
     110    Genesis HealthCare Corp. B........................     3,384
      76    ICOS Corp. BH.....................................     1,718
      51    Kose Corp. .......................................     2,000
     113    Medicines Co. BH..................................     3,018
      36    Neurocrine Biosciences, Inc. B....................     1,694
      97    NPS Pharmaceuticals, Inc. BH......................     1,658
      16    Nu Skin Enterprises, Inc. Class A.................       316
      32    Respironics, Inc. B...............................     1,651
     114    Salix Pharmaceuticals Ltd. BH.....................     1,825
      47    Schwarz Pharma AG I ..............................     1,760
     149    Symbion, Inc. B...................................     2,323
      66    Zoll Medical Corp. BH.............................     2,118
                                                                --------
                                                                  33,172
                                                                --------
            SERVICES -- 16.1%
     120    Acxiom Corp. .....................................     3,011
   4,957    China Power International Development
              Ltd. B..........................................     1,942
      61    Corporate Executive Board Co. ....................     3,875
     222    DiamondCluster International, Inc. B..............     2,701
     182    Embarcadero Technologies, Inc. BH.................     1,481
     193    Exelixis, Inc. BH.................................     1,718
     227    Jackson Hewitt Tax Service, Inc. .................     4,757
     478    La Quinta Corp. BH................................     3,848
     505    Lions Gate Entertainment Corp. BH.................     4,954
     193    MPS Group, Inc. B.................................     2,028
     139    Navigant Consulting, Inc. BH......................     3,456
      64    Red Robin Gourmet Burgers, Inc. BH................     2,686
     268    Sapient Corp. BH..................................     2,156
     635    Service Corp. International B.....................     4,197
     600    Sirius Satellite Radio, Inc. BH...................     2,338
                                                                --------
                                                                  45,148
                                                                --------
            TECHNOLOGY -- 24.7%
     397    Aeroflex, Inc. B..................................     4,401
     345    Agile Software Corp. BH...........................     2,944
     536    Crown Castle International Corp. BH...............     8,211
     145    CSG Systems International, Inc. BH................     2,442
      42    F5 Networks, Inc. BH..............................     1,666
     152    Fairchild Semiconductor International,
              Inc. BH.........................................     2,178
     152    FuelCell Energy, Inc. BH..........................     1,877
     372    GrafTech International Ltd. BH....................     3,445
     471    MEMC Electronic Materials, Inc. BH................     4,431
     183    Microsemi Corp. B.................................     2,842
      79    NAVTEQ Corp. B....................................     3,184
      69    Novatel Wireless, Inc. BH.........................     1,430
     183    Openwave Systems, Inc. BH.........................     2,149
     248    Opsware, Inc. BH..................................     1,340
      36    Plantronics, Inc. ................................     1,556
     184    Polycom, Inc. BH..................................     3,809
     113    Red Hat, Inc. BH..................................     1,455
     115    Semtech Corp. BH..................................     2,394
      26    Serena Software, Inc. BH..........................       458
     122    Take-Two Interactive Software, Inc. BH............     4,005
   1,843    Techtronic Industries Co. Ltd.  I ................     3,677
     189    THQ, Inc. BH......................................     3,574

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            TECHNOLOGY -- (CONTINUED)
     212    TiVo, Inc. BH.....................................  $  1,427
     111    Verint Systems, Inc. BH...........................     4,306
                                                                --------
                                                                  69,201
                                                                --------
            TRANSPORTATION -- 9.8%
     214    AirTran Holdings, Inc. BH.........................     2,489
      90    Arkansas Best Corp. B.............................     3,505
     210    Fleetwood Enterprises, Inc. BH....................     2,647
      61    Forward Air Corp. BH..............................     2,495
     162    GOL Linhas Aereas Inteligentes S.A.
              ADR BH..........................................     3,351
     232    Sirva, Inc. B.....................................     5,580
      86    United Defense Industries, Inc. B.................     3,440
      80    Yellow Roadway Corp. BH...........................     3,858
                                                                --------
                                                                  27,365
                                                                --------
            UTILITIES -- 0.9%
     277    ERG S.p.A.  I ....................................     2,507
                                                                --------
            Total common stock
              (cost $243,114).................................  $272,883
                                                                --------
SHORT-TERM INVESTMENTS -- 24.8%
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 24.8%
  69,328    Navigator Prime Portfolio.........................  $ 69,328
                                                                --------
            Total short-term investments
              (cost $69,328)..................................  $ 69,328
                                                                --------
            Total investments in securities
              (cost $312,442) O...............................  $342,211
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.29% of total net asset at October 31, 2004.
    B  Currently non-income producing.
    O At October 31, 2004, the cost of securities for federal income tax purposes is $313,121 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation........................  $ 40,760
   Unrealized depreciation........................   (11,670)
                                                    --------
   Net unrealized appreciation....................  $ 29,090
                                                    ========

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $10,604, which represents 3.79% of total net assets.

    H  Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                              UNREALIZED
                                            MARKET   CONTRACT   DELIVERY     APPRECIATION
DESCRIPTION                   TRANSACTION   VALUE     AMOUNT      DATE      (DEPRECIATION)
-----------                   -----------   ------   --------   ---------   --------------
Japanese Yen                     Sell        $78       $78      11/1/2004         $@@
Japanese Yen                     Sell         62        62      11/2/2004         @@
Japanese Yen                     Sell         78        78      11/4/2004         @@
                                                                                  --
                                                                                  $@@
                                                                                  ==

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 98.4%
            BASIC MATERIALS -- 5.3%
     127    Alkermes, Inc. B..................................  $  1,571
      37    Carpenter Technology Corp. .......................     1,737
      16    Eagle Materials, Inc. ............................     1,071
      34    Glatfelter........................................       423
     114    Longview Fibre Co. B..............................     1,756
      16    Precision Castparts Corp. ........................       954
      14    Schnitzer Steel Industries, Inc. .................       398
      44    Simpson Manufacturing Co., Inc. ..................     2,841
      70    Wausau-Mosinee Paper Corp. .......................     1,099
                                                                --------
                                                                  11,850
                                                                --------
            CAPITAL GOODS -- 2.9%
      26    Albany International Corp. Class A................       766
      11    Briggs & Stratton Corp. ..........................       768
       8    Curtis-Wright Corp. ..............................       424
      89    Graco, Inc. ......................................     3,065
      29    Nautilus Group, Inc. H............................       574
      25    York International Corp. .........................       805
                                                                --------
                                                                   6,402
                                                                --------
            CONSUMER CYCLICAL -- 11.4%
      52    Aeropostale, Inc. B...............................     1,650
      38    Bebe Stores, Inc. B...............................     1,174
      77    Big 5 Sporting Goods Corp. B......................     1,955
      29    CEC Entertainment, Inc. B.........................     1,107
      79    Charlotte Russe Holding, Inc. B...................     1,038
     142    Genesco, Inc. B...................................     3,635
      44    Hollywood Entertainment Corp. B...................       431
      34    IKON Office Solutions, Inc. ......................       360
      52    Kenneth Cole Productions, Inc. Class A............     1,370
     111    Landry's Restaurants, Inc. .......................     3,009
      24    Noble International Ltd. .........................       448
      65    Pacific Sunwear of California, Inc. B.............     1,512
      33    PolyMedica Corp. .................................     1,152
      74    Skechers U.S.A., Inc. Class A B...................       815
      79    Standard-Pacific Corp. ...........................     4,458
      12    Timberland Co. Class A B..........................       761
      35    WCI Communities, Inc. B...........................       826
                                                                --------
                                                                  25,701
                                                                --------
            ENERGY -- 3.7%
      17    Cabot Oil & Gas Corp. ............................       715
      70    Chesapeake Energy Corp. ..........................     1,121
      15    Cimarex Energy Co. B..............................       531
      85    Frontier Oil Corp. ...............................     2,099
      51    Giant Industries, Inc. B..........................     1,181
      17    Houston Exploration Co. B.........................     1,014
      23    Patina Oil & Gas Corp. ...........................       670
      12    St. Mary Land & Exploration Co. ..................       485
      18    Tesoro Petroleum Corp. B..........................       542
                                                                --------
                                                                   8,358
                                                                --------
            FINANCE AND INSURANCE -- 10.1%
      24    4Kids Entertainment, Inc. B.......................       439
      32    Affiliated Managers Group, Inc. BH................     1,776
      85    American Capital Strategies Ltd. H................     2,621
      28    American Home Mortgage Investment Corp. ..........       760
      16    AMERIGROUP Corp. B................................       954

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE AND INSURANCE -- (CONTINUED)
      42    Arch Capital Group Ltd. B.........................  $  1,563
      31    CB Richard Ellis Group, Inc. Class A B............       808
      38    CharterMac........................................       869
     130    IndyMac Bancorp, Inc. ............................     4,194
      29    Irwin Financial Corp. ............................       710
       9    Novastar Financial, Inc. H........................       381
      30    Platinum Underwriters Holdings Ltd. ..............       883
      50    R&G Financial Corp. Class B.......................     1,892
      23    Rotech Healthcare, Inc. B.........................       477
     185    Scottish Re Group Ltd. ...........................     4,167
       8    State Financial Services Corp. Class A............       224
                                                                --------
                                                                  22,718
                                                                --------
            HEALTH CARE -- 16.1%
     196    Abgenix, Inc. B...................................     1,789
      33    Advanced Medical Optics, Inc. B...................     1,294
      27    Amedisys, Inc. B..................................       822
      36    Amylin Pharmaceuticals, Inc. B....................       765
     253    Applera Corp. -- Celera Genomics Group B..........     3,247
     280    ARIAD Pharmaceuticals, Inc. B.....................     1,590
      25    Bradley Pharmaceuticals, Inc. BH..................       421
     147    Ciphergen Biosystems, Inc. B......................       541
     172    CV Therapeutics, Inc. BH..........................     2,884
       5    Cytokinetics, Inc. B..............................        45
      16    Diagnostic Products Corp. ........................       724
     101    Encysive Pharmaceuticals, Inc. B..................       884
      26    Genesis HealthCare Corp. B........................       810
     113    Incyte Corp. BH...................................     1,178
      20    Kensey Nash Corp. BH..............................       569
      42    Kos Pharmaceuticals, Inc. B.......................     1,482
      81    Kosan Biosciences, Inc. B.........................       506
      54    LifePoint Hospitals, Inc. B.......................     1,735
      32    Medical Action Industries, Inc. B.................       529
     187    NPS Pharmaceuticals, Inc. BH......................     3,185
      59    Nu Skin Enterprises, Inc. Class A.................     1,133
      15    Ocular Sciences, Inc. B...........................       718
      84    Perrigo Co. ......................................     1,527
     123    Regeneron Pharmaceutical, Inc. B..................       891
      36    Respironics, Inc. B...............................     1,850
     115    Salix Pharmaceuticals Ltd. B......................     1,839
      39    Symbion, Inc. B...................................       602
      73    Transkaryotic Therapies, Inc. B...................     1,271
      17    Ventana Medical Systems, Inc. B...................       898
      13    Vital Signs, Inc. ................................       450
                                                                --------
                                                                  36,179
                                                                --------
            SERVICES -- 18.6%
      70    Acxiom Corp. .....................................     1,750
      36    Advo, Inc. .......................................     1,136
     110    Allscripts Healthcare Solutions, Inc. BH..........     1,025
      16    Anteon International Corp. B......................       641
      22    Apollo Group, Inc. Class A B......................     1,435
      14    Argosy Gaming Co. B...............................       562
     112    Aspect Communications Corp. B.....................     1,062
     123    BISYS Group, Inc. B...............................     1,802
      25    Black Box Corp. ..................................       962
      19    CACI International, Inc. Class A B................     1,128
      61    Cerner Corp. BH...................................     2,745

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- (CONTINUED)
            SERVICES -- (CONTINUED)
      27    Coinstar, Inc. B..................................  $    687
      38    Convergys Corp. B.................................       500
      29    CPI Corp. ........................................       350
      98    Cumulus Media, Inc. Class A B.....................     1,599
     478    Digital Generation Systems, Inc. B................       573
      19    Digital River, Inc. B.............................       636
      26    eFunds Corp. B....................................       512
     127    Embarcadero Technologies, Inc. B..................     1,033
      70    Epicor Software Corp. B...........................     1,068
     153    Exelixis, Inc. B..................................     1,365
     223    Gartner, Inc. Class A B...........................     2,654
      99    Gevity HR, Inc. ..................................     1,767
      13    Global Imaging Systems, Inc. B....................       461
      68    Imergent, Inc. BH.................................       667
      17    ITT Educational Services, Inc. B..................       627
      39    Jackson Hewitt Tax Service, Inc. .................       811
      25    Journal Communications, Inc. Class A..............       401
      31    MAXIMUS, Inc. B...................................       851
      20    MTS Systems Corp. ................................       521
      28    PDI, Inc. B.......................................       795
      36    Performance Technologies, Inc. B..................       225
     202    Per-Se Technologies, Inc. B.......................     2,945
      92    Quest Software, Inc. B............................     1,352
     304    UnitedGlobalCom, Inc. Class A B...................     2,273
     111    Watson Wyatt & Co. Holdings, Inc. ................     2,958
                                                                --------
                                                                  41,879
                                                                --------
            TECHNOLOGY -- 25.4%
      49    ADTRAN, Inc. .....................................     1,058
      15    BEI Technologies, Inc. ...........................       436
     104    Catalyst Semiconductor, Inc. B....................       625
     204    Checkpoint Systems, Inc. B........................     3,482
      55    Comtech Telecommunications Corp. B................     1,508
      90    Corillian Corp. B.................................       443
      51    Cree, Inc. BH.....................................     1,760
      22    CTS Corp. ........................................       293
      42    Cutera, Inc. B....................................       454
      49    Diodes, Inc. B....................................     1,441
     100    Electronics for Imaging, Inc. B...................     1,808
      68    ESS Technology, Inc. B............................       445
     120    Evolving Systems, Inc. B..........................       573
     142    Fairchild Semiconductor International, Inc. B.....     2,035
      27    FormFactor, Inc. B................................       633
     162    Gemstar-TV Guide International, Inc. B............       930
      97    General Communication, Inc. Class A B.............       885
      88    Hutchinson Technology, Inc. B.....................     2,961
      96    Hyperion Solutions Corp. B........................     3,832
      62    Insight Communications Co., Inc. Class A B........       521
     128    Intervoice, Inc. B................................     1,590
      67    Intrado, Inc. B...................................       910
      28    j2 Global Communications, Inc. B..................       853
      33    Komag, Inc. B.....................................       558
      38    Kronos, Inc. B....................................     1,864

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
      15    Lowrance Electronics, Inc. .......................  $    392
      79    MEMC Electronic Materials, Inc. B.................       741
      58    Methode Electronics, Inc. ........................       774
      12    MicroStrategy, Inc. B.............................       732
      79    New Frontier Media, Inc. B........................       629
     459    ON Semiconductor Corp. B..........................     1,652
     122    Pegasystems, Inc. B...............................       907
      38    Perot Systems Corp. Class A B.....................       612
      37    Plantronics, Inc. ................................     1,588
      70    Polycom, Inc. B...................................     1,441
     298    PTEK Holdings, Inc. B.............................     2,963
      31    QAD, Inc. ........................................       238
      95    Radyne Comstream, Inc. BH.........................       699
      42    Semtech Corp. B...................................       879
     110    Serena Software, Inc. B...........................     1,944
      16    Siliconix, Inc. B.................................       642
      19    Sonic Solutions, Inc. BH..........................       373
      23    Sybase, Inc. B....................................       371
     123    TALK America Holdings, Inc. BH....................       702
      22    Tektronix, Inc. ..................................       655
      55    Transaction Systems Architects, Inc. B............       898
     184    Trizetto Group, Inc. B............................     1,252
     124    United Online, Inc. B.............................     1,165
      28    Varian Semiconductor Equipment Associates, Inc.
              B...............................................       980
      86    WebEx Communications, Inc. B......................     1,896
                                                                --------
                                                                  57,023
                                                                --------
            TRANSPORTATION -- 4.2%
      61    Arkansas Best Corp. B.............................     2,373
      35    General Maritime Corp. B..........................     1,345
      17    Old Dominion Freight Line, Inc. B.................       488
      55    United Defense Industries, Inc. B.................     2,220
      82    USF Corp. ........................................     2,948
                                                                --------
                                                                   9,374
                                                                --------
            UTILITIES -- 0.7%
      20    Cleco Corp. ......................................       365
     134    Sierra Pacific Resources BH.......................     1,287
                                                                --------
                                                                   1,652
                                                                --------
            Total common stock
              (cost $208,597).................................  $221,136
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 9.0%
            FINANCE -- 1.1%
 $ 2,398    BNP Paribas Securities Corp.,
              1.78%,11-1-2004.................................  $  2,398
     200    US Treasury Bill,
              1.69%, 12-23-2004 [ ]...........................       200
                                                                --------
                                                                   2,598
                                                                --------

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD SMALLCAP GROWTH FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
SHORT-TERM INVESTMENTS -- (CONTINUED)
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.9%
  17,722    BNY Institutional Cash Reserve Fund...............  $ 17,722
                                                                --------
            Total short-term investments
              (cost $20,320)..................................  $ 20,320
                                                                --------
            Total investments in securities
              (cost $228,917) O...............................  $241,456
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.60% of total net asset at October 31, 2004.

  B  Currently non-income producing.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $229,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation........................  $ 24,806



      Unrealized depreciation........................   (13,242)
                                                       --------



      Net unrealized appreciation....................  $ 11,564
                                                       ========

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 H   Securities is fully or partially on loan at October 31, 2004.

  [ ]Security pledged as initial margin deposit for open futures contracts at October 31, 2004.

     Futures contract outstanding at October 31, 2004:

                                                                     UNREALIZED
                             NUMBER OF                              APPRECIATION
      DESCRIPTION            CONTRACTS   POSITION    EXPIRATION     AT 10/31/2004
      -----------            ---------   --------    ----------     -------------
      Russell 2000 Index
        Futures Contracts       22         Long     December 2004        $35
                                                                         ===

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
COMMON STOCK -- 99.0%
            BASIC MATERIALS -- 6.2%
     419    3M Co. ...........................................  $    32,494
      90    Air Products and Chemicals, Inc. .................        4,781
     645    Alcoa, Inc. ......................................       20,956
     406    DuPont (E.I.) de Nemours & Co. ...................       17,405
     544    Gillette Co. .....................................       22,582
     122    Rio Tinto plc I...................................        3,190
                                                                -----------
                                                                    101,408
                                                                -----------
            CAPITAL GOODS -- 4.4%
     291    Illinois Tool Works, Inc. ........................       26,844
     340    Northrop Grumman Corp. ...........................       17,595
     294    United Technologies Corp. ........................       27,289
                                                                -----------
                                                                     71,728
                                                                -----------
            CONSUMER CYCLICAL -- 7.5%
     421    Caterpillar, Inc. ................................       33,891
     432    Costco Wholesale Corp. ...........................       20,691
   1,021    Gap, Inc. ........................................       20,408
     614    Home Depot, Inc. .................................       25,215
     251    NIKE, Inc. Class B................................       20,384
      36    Target Corp. .....................................        1,806
                                                                -----------
                                                                    122,395
                                                                -----------
            CONSUMER STAPLES -- 9.8%
     349    Anheuser-Busch Companies, Inc. ...................       17,423
     711    Coca-Cola Co. ....................................       28,897
     511    Colgate-Palmolive Co. ............................       22,783
     448    General Mills, Inc. ..............................       19,806
     615    PepsiCo, Inc. ....................................       30,502
     804    Procter & Gamble Co. .............................       41,123
                                                                -----------
                                                                    160,534
                                                                -----------
            ENERGY -- 8.5%
     157    BHP Billiton Ltd. ADR.............................        3,247
     591    ChevronTexaco Corp. ..............................       31,355
      57    ConocoPhillips....................................        4,823
   1,448    Exxon Mobil Corp. ................................       71,290
      84    Occidental Petroleum Corp. .......................        4,662
     369    Schlumberger Ltd. ................................       23,206
                                                                -----------
                                                                    138,583
                                                                -----------
            FINANCE AND INSURANCE -- 18.4%
     539    American Express Co. .............................       28,615
     793    American International Group, Inc. ...............       48,128
   1,147    Bank of America Corp. ............................       51,352
   1,661    Citigroup, Inc. ..................................       73,677
     266    Fannie Mae........................................       18,625
       6    General Growth Properties Warrants IB.............            4
      59    General Growth Properties, Inc. ..................        1,950
     591    Marsh & McLennan Companies, Inc. .................       16,339
     433    Morgan Stanley....................................       22,132
     534    St. Paul Travelers Companies, Inc. ...............       18,134
     481    State Street Corp. ...............................       21,687
                                                                -----------
                                                                    300,643
                                                                -----------

                                                                  MARKET
 SHARES                                                           VALUE U
---------                                                       -----------
            HEALTH CARE -- 14.2%
     469    Abbott Laboratories...............................  $    19,977
     585    Amgen, Inc. B.....................................       33,205
      40    AstraZeneca plc ADR H.............................        1,660
     267    Genzyme Corp. BH..................................       14,025
     654    Lilly (Eli) & Co. ................................       35,922
     732    Medtronic, Inc. ..................................       37,397
   2,409    Pfizer, Inc. .....................................       69,753
     520    Wyeth.............................................       20,618
                                                                -----------
                                                                    232,557
                                                                -----------
            SERVICES -- 4.8%
     748    Accenture Ltd. Class A B..........................       18,116
     256    FedEx Corp. H.....................................       23,290
     289    Marriott International, Inc. Class A H............       15,742
     582    Viacom, Inc. Class B..............................       21,234
                                                                -----------
                                                                     78,382
                                                                -----------
            TECHNOLOGY -- 25.2%
     909    Applied Materials, Inc. B.........................       14,627
     349    Broadcom Corp. Class A B..........................        9,430
   2,048    Cisco Systems, Inc. B.............................       39,348
   1,026    EMC Corp. B.......................................       13,202
     528    First Data Corp. .................................       21,779
   2,476    General Electric Co. .............................       84,468
   1,420    Hewlett-Packard Co. ..............................       26,490
   1,341    Intel Corp. ......................................       29,857
     393    Lockheed Martin Corp. ............................       21,661
   3,208    Microsoft Corp. ..................................       89,786
   1,101    Motorola, Inc. ...................................       19,002
   2,459    Time Warner, Inc. B...............................       40,921
                                                                -----------
                                                                    410,571
                                                                -----------
            Total common stock
              (cost $1,593,101)...............................  $ 1,616,801
                                                                -----------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 1.7%
            FINANCE -- 1.0%
 $ 1,237    ABN AMRO Joint Repurchase Agreement,
              1.78%, 11-1-2004................................  $     1,237
   3,201    CS First Boston Joint Repurchase Agreement,
              1.86%, 11-1-2004................................        3,201
     341    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................          341
   2,560    Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.86%, 11-1-2004................................        2,560
   2,346    J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................        2,346

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD STOCK FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                         MARKET
 AMOUNT                                                           VALUE U
---------                                                       -----------
            FINANCE -- (CONTINUED)
 $   414    UBS Securities Joint Repurchase Agreement,
              1.77%, 11-1-2004................................  $       414
   6,400    UBS Securities Joint Repurchase Agreement,
              1.86%, 11-1-2004................................        6,400
                                                                -----------
                                                                     16,499
                                                                -----------
 SHARES
 -------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITIES
            LENDING -- 0.7%
  11,360    BNY Institutional Cash Reserve Fund...............       11,360
                                                                -----------
            Total short-term investments
              (cost $27,859)..................................  $    27,859
                                                                -----------
            Total investments in securities
              (cost $1,620,960) O.............................  $ 1,644,660
                                                                ===========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.50% of total net asset at October 31, 2004.
    B  Currently non-income producing.
    O At October 31, 2004, the cost of securities for federal income tax purposes is $1,638,517 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.......................  $ 122,961
   Unrealized depreciation.......................   (116,818)
                                                   ---------
   Net unrealized appreciation...................  $   6,143
                                                   =========

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.
    I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $3,194, which represents 0.20% of total net assets.
    H  Security is fully or partially on loan at October 31, 2004.
   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- 89.2%
            GENERAL OBLIGATIONS -- 22.6%
  $100      Azusa, CA,
              5.75%, Special Tax Comm Fac Dist #1 Mountain
              Cove GO 9-1-2021................................  $   100
    50      Beaumont, CA,
              7.25%, FA Rev GO 9-1-2020.......................       54
   500      California Infrastructure & Econ Dev,
              5.00%, Bay Area Toll Brdgs 1st Lien GO FSA
              7-1-2022........................................      532
   250      California,
              5.25%, GO 2-1-2033..............................      260
   400      Contra Costa County, CA, Pub FA Tax Alloc Rev,
              5.625%, Multiple Proj Areas GO 8-1-2033.........      409
   200      Elk Grove, CA,
              5.85%, Special Tax East Franklin Community #02-1
              GO 8-1-2036.....................................      202
    60      Indio, CA,
              6.35%, Public Improvement Act 1915 Special
              Assessment #2002-3 GO 9-2-2027..................       61
   365      Los Angeles, CA,
              5.00%, GO 9-1-2015..............................      405
   300      Oceanside, CA,
              5.70%, Community Dev Comm GO 9-1-2025...........      312
   100      Perris, CA,
              6.25%, Public FA Local Agency Rev GO 9-1-2033...      102
   250      Puerto Rico Commonwealth,
              5.00%, Ref GO 7-1-2030..........................      271
   300      Puerto Rico Commonwealth,
              5.25%, Public Impt GO 7-1-2019..................      329
   250      San Jose, CA,
              5.25%, Dev Agency GO 8-1-2014...................      285
   425      Solano, CA,
              5.25%, GO MBIA 11-1-2021........................      463
   110      University Virgin Islands,
              5.00%, GO 12-1-2021.............................      114
                                                                -------
                                                                  3,899
                                                                -------
            HEALTH CARE/SERVICES -- 6.9%
   200      ABAG FA for Non-Profit Corp. California,
              5.375%, San Diego Hosp Assoc 3-1-2021...........      206
   250      California Health Fac FA,
              5.00%, Adv Health Services Rev 10-1-2023........      248
   250      California Health Fac FA,
              5.25%, Catholic Healthcare West 7-1-2023........      255
   200      California Public Works Board,
              5.375%, Dept of Mental Health Patton............      209
   250      California State Comm Dev Auth,
              6.00%, Health Fac Memorial Health Services Rev
              10-1-2023.......................................      270
                                                                -------
                                                                  1,188
                                                                -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 7.3%
   500      California Educ FA,
              5.25%, Santa Clara Univ Rev 9-1-2016............      574

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            HIGHER EDUCATION -- (CONTINUED)
  $200      California Educ Facilities,
              3.875%, Luthern Univ 10-1-2014 *................  $   198
   250      California State Comm Dev Auth,
              6.75%, John F. Kennedy Univ Rev 10-1-2033.......      246
   250      Corona-Norco, CA,
              5.625%, USD Special Tax Comm Fac Dist #02
              9-1-2033........................................      251
                                                                -------
                                                                  1,269
                                                                -------
            LAND DEVELOPMENT -- 9.1%
   350      Burbank, CA,
              5.50%, FA Rev South San Fernando Redev Proj B
              12-1-2023.......................................      363
   400      Fontana, CA,
              5.50%, Redev Agency Tax Allocation Ref Jurupa
              Hills Redev Proj 10-1-2027......................      413
   250      Oakland, CA,
              5.25%, Redev Agency Colliseum Area Redev Tax
              Allocation 9-1-2033.............................      254
   200      San Diego, CA,
              5.25%, Redev Agency Centre City Sub Pkg
              9-1-2026........................................      202
   175      San Diego, CA,
              5.30%, Redev Agency Tax Allocation North Park
              Redev Proj 9-1-2016.............................      182
   150      San Diego, CA,
              5.60%, Redev Agency Tax Allocation North Bay
              Redev Proj 9-1-2017.............................      158
                                                                -------
                                                                  1,572
                                                                -------
            MISCELLANEOUS -- 12.0%
   500      California Infrastructure & Econ Dev,
              5.25%, Workers Compensation Relief 10-1-2013....      569
   200      California Kings River Conservation Dist,
              5.00%, Rev Ref Partner Peaking Project
              5-1-2013........................................      217
   400      Huntington Park, CA, Public FA,
              5.25%, Rev Ref 9-1-2019.........................      449
   135      Indio, CA,
              5.00%, Public FA Rev Local Agency 9-2-2014......      137
   100      Lake Elsinore, CA,
              5.85%, Special Tax Impt Comm Fac Dist #2-A
              9-1-2024........................................      101
   310      Long Beach, CA,
              5.00%, Harbor Rev Ref 5-15-2015.................      333
   250      Virgin Islands Public FA,
              6.125%, Refinery Fac Rev Sr Secured Hovenska
              Refinery 7-1-2022...............................      269
                                                                -------
                                                                  2,075
                                                                -------
            POLLUTION CONTROL -- 1.5%
   250      California PCR,
              3.50%, Pacific Gas & Elec 12-1-2023.............      256
                                                                -------
            PUBLIC FACILITIES -- 11.3%
   250      California Public Works Board,
              5.00%, Dept of Corrections Ref 12-1-2018........      273

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE CALIFORNIA FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            PUBLIC FACILITIES -- (CONTINUED)
  $100      Capistrano, CA,
              5.875%, USD Comm Fac Dist Special Tax #90-2
              Talega 9-1-2022.................................  $   103
   100      Jurupa, CA,
              5.875%, Comm Services Dist #6 Special Tax
              9-1-2032........................................      101
   450      Los Angeles, CA,
              5.00%, USD 7-1-2023.............................      471
   110      Moreno Valley, CA,
              5.60%, USD Comm Fac Special Tax #2002-1
              9-1-2017........................................      111
   100      Orange County, CA,
              5.20%, Comm Fac Dist Special #02-1 Ladera Ranch
              8-15-2019.......................................      100
   200      Orange County, CA,
              5.40%, Comm Fac Dist Special Tax #02-1 Ladera
              Ranch 8-15-2022.................................      202
   250      Tustin, CA,
              5.60%, USD Comm Fac Dist Special Tax #97 Jr Lien
              9-1-2029........................................      253
   200      Val Verde, CA,
              6.00%, USD FA Special Tax Rev Jr Lien
              10-1-2021.......................................      207
   125      William S. Hart USD,
              5.85%, Special Tax Comm Fac Dist #2002-1
              9-1-2022........................................      128
                                                                -------
                                                                  1,949
                                                                -------
            UTILITIES -- COMBINED -- 1.7%
   250      California State Water Dept,
              5.875%, Res Power Supply Rev 5-1-2016...........      287
                                                                -------
            UTILITIES -- ELECTRIC -- 1.8%
   300      Vernon, CA,
              5.50%, Elec Sys Rev Malburg Generating Station
              Proj 4-1-2033...................................      309
                                                                -------
            UTILITIES -- GAS -- 1.8%
   300      Chula Vista, CA,
              5.30%, IDR Daily San Diego Gas 7-1-2021.........      317
                                                                -------
            UTILITIES -- WATER AND SEWER -- 11.1%
   500      Atwater, CA,
              5.50%, Public FA Rev Sewer & Water Proj Ser A
              5-1-2028........................................      509
   250      Big Bear Muni Water Dist, CA,
              5.00%, 1991 Ref Lake Imports 11-1-2024..........      248
   100      Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax Improvement Area A
              #2001-02 9-1-2018...............................      102
   250      Lathrop, CA,
              6.00%, FA Rev Water Supply Proj 6-1-2035........      254
   150      Lee Lake, CA,
              5.75%, Water Dist Comm Fac Dist #3 Special Tax
              Retreat 9-1-2023................................      151

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            UTILITIES -- WATER AND SEWER -- (CONTINUED)
  $200      Santa Margarita, CA,
              6.00%, Water Dist Special Tax Comm Fac Dist
              #99-1 9-1-2030..................................  $   203
   450      South California Metropolitan Water Dist,
              5.00%, Waterworks Rev 7-1-2037..................      459
                                                                -------
                                                                  1,926
                                                                -------
            WASTE DISPOSAL -- 2.3%
   375      Stockton, CA,
              5.20%, Wastewater Sys Proj MBIA 9-1-2029........      392
                                                                -------
            Total municipal bonds
              (cost $14,981)..................................  $15,439
                                                                -------
SHARES
---------
SHORT-TERM INVESTMENTS -- 5.0%
            FINANCE -- 5.0%
   865      Dreyfus Basic California Municipal Money Market
              Fund, current rate 1.21% X......................  $   865
                                                                -------
            Total short-term investments
              (cost $865).....................................  $   865
                                                                -------
            Total investments in securities
              (cost $15,846) O................................  $16,304
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

    O At October 31, 2004, the cost of securities for federal income tax purposes is $15,846 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation...........................   $467
   Unrealized depreciation...........................     (9)
                                                        ----
   Net unrealized appreciation.......................   $458
                                                        ====

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.
    * The cost of securities purchased on a when-issued basis at October 31, 2004 was $198.
   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligation
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- 91.1%
            AIRPORT REVENUES -- 3.1%
 $1,000     Minneapolis & St. Paul, MN, Metropolitan Airport
              Commission,
              5.625%, Airport Rev FGIC AMT 1-1-2018...........  $ 1,094
                                                                -------
            GENERAL OBLIGATIONS -- 32.4%
  1,000     Anoka-Hennepin, MN,
              5.00%, ISD #11 GO Credit Enhancement Prog
              2-1-2015........................................    1,082
  1,300     Becker, MN,
              6.00%, ISD #726 GO 2-1-2017.....................    1,490
    500     Brainerd, MN,
              5.375%, ISD #181 GO FGIC 2-1-2016...............      567
    250     Minneapolis, MN,
              5.00%, Parking Assess GO 12-1-2020..............      269
  1,000     Minnesota Higher Ed FA,
              5.375%, Univ of St Thomas GO 4-1-2018...........    1,061
  1,000     Minnesota Higher Ed FA,
              5.40%, Univ of St Thomas GO 4-1-2023............    1,045
  1,000     Minnesota,
              5.25%, GO 8-1-2016..............................    1,092
    785     Mounds View, MN,
              5.25%, ISD #621 GO 2-1-2014.....................      872
  1,000     Puerto Rico Commonwealth Public Fin Corp Approp,
              5.75%, GO 8-1-2027..............................    1,128
  1,950     Rosemount, MN,
              5.70%, ISD #196 GO MBIA 4-1-2015 M..............    1,293
  1,000     Univ of MN,
              5.75%, GO 7-1-2018..............................    1,206
    270     Univ Virgin Islands,
              5.125%, GO 12-1-2022............................      281
    100     Univ Virgin Islands,
              5.25%, GO 12-1-2023.............................      104
    125     Univ Virgin Islands,
              5.25%, GO 12-1-2024.............................      129
                                                                -------
                                                                 11,619
                                                                -------
            HEALTH CARE/SERVICES -- 11.0%
  1,130     Duluth, MN,
              5.50%, Econ DA Health Care Fac Rev Benedictine
              Health Sys St Mary 2-15-2023....................    1,192
    250     Minneapolis, MN, Health Care System,
              6.00%, Rev Allina Health 11-15-2018.............      276
  1,000     Minnesota Agriculture and Economic Dev Healthcare
              Fac,
              5.25%, Benedictine Health 2-15-2014.............    1,093
  1,000     Waconia, MN,
              6.10%, Health Care Fac Rev Ridgeview Med Ctr
              Proj 1-1-2019...................................    1,131
    250     Willmar, MN,
              5.00%, Rice Memorial Hosp Proj FSA 2-1-2025.....      261
                                                                -------
                                                                  3,953
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 1.0%
 $  350     Minnesota Higher Ed FA,
              5.25%, College of St Benedict 3-1-2024..........  $   361
                                                                -------
            HOUSING (HFA'S, ETC.) -- 10.9%
    695     Minneapolis, MN,
              6.00%, Redev Mtg Rev Riverplace Proj 1-1-2020...      697
    995     Minnesota Residential Housing Fin Agency,
              5.00%, 1-1-2020.................................    1,018
    750     Sartell, MN,
              5.20%, Environmental Impact Rev Ref 6-1-2027....      751
    450     St Paul, MN,
              6.25%, Housing Redev Hope Comm Academy Proj
              12-1-2019.......................................      460
  1,000     Washington County, MN,
              4.60%, Housing and Redev Auth Governmental Rev
              Ref Woodland Park Apartment Proj 4-1-2022.......      991
                                                                -------
                                                                  3,917
                                                                -------
            MISCELLANEOUS -- 8.3%
  1,000     Golden Valley, MN,
              5.875%, Breck School Proj Rev 10-1-2019.........    1,092
    250     Ramsey, MN,
              6.50%, Lease Rev Pact Charter School Proj
              12-1-2022.......................................      251
    500     St Paul, MN,
              5.00%, PA Lease Rev 12-1-2019...................      540
    300     St Paul, MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12-1-2022...............................      301
    750     Virgin Islands Public FA,
              6.125%, Refinery Fac Rev Sr Secured Hovenska
              Refinery 7-1-2022...............................      806
                                                                -------
                                                                  2,990
                                                                -------
            POLLUTION CONTROL -- 3.5%
    500     Cohasset, MN,
              4.95%, PCR Ref Coll Allete Inc Proj 7-1-2022....      509
    750     International Falls, MN, Environmental Fac Rev,
              7.20%, Ref Boise Cascade Corp Proj 10-1-2024....      765
                                                                -------
                                                                  1,274
                                                                -------
            PUBLIC FACILITIES -- 2.3%
    835     Minnesota Agricultural Society,
              5.125%, State Fair Rev 9-15-2023................      842
                                                                -------
            TRANSPORTATION -- 5.4%
    750     Duluth, MN,
              4.20%, Seaway PA IDA Dock & Wharf Rev Ref
              Cargill Inc Proj 5-1-2013.......................      768

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE MINNESOTA FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            TRANSPORTATION -- (CONTINUED)
 $1,000     Puerto Rico Commonwealth Highway & Transportation
              Auth,
              5.50%, Rev Ref FSA 7-1-2013.....................  $ 1,167
                                                                -------
                                                                  1,935
                                                                -------
            UTILITIES -- COMBINED -- 0.8%
    300     Princeton, MN,
              5.00%, Public Utility Sys Rev 4-1-2024..........      301
                                                                -------
            UTILITIES -- ELECTRIC -- 7.5%
    500     Minnesota Power Agency,
              5.25%, Electric Rev 10-1-2019...................      551
  1,000     Northern MN Municipal Power Agency,
              5.30%, Elec Sys Rev FSA 1-1-2021................    1,097
  1,000     Western MN Municipal Power Agency,
              5.00%, MBIA 1-1-2030............................    1,028
                                                                -------
                                                                  2,676
                                                                -------
            UTILITIES -- WATER AND SEWER -- 4.9%
    500     Minneapolis, MN, Metropolitan Council,
              4.75%, Water Treatment 12-1-2016................      548
  1,000     Puerto Rico Commonwealth Aqueduct & Sewer Auth
              Rev,
              6.25%, 7-1-2013.................................    1,202
                                                                -------
                                                                  1,750
                                                                -------
            Total municipal bonds
              (cost $30,567)..................................  $32,712
                                                                -------
SHARES
---------
SHORT-TERM INVESTMENTS -- 4.9%
            FINANCE -- 4.9%
  1,764     State Street Bank Tax Free Money Market, Current
              rate -- 1.07% X.................................  $ 1,764
                                                                -------
            Total short-term investments
              (cost $1,764)...................................  $ 1,764
                                                                -------
            Total investments in securities
              (cost $32,331) O ...............................  $34,476
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $32,331 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $2,172
      Unrealized depreciation..........................     (27)
                                                         ------
      Net unrealized appreciation......................  $2,145
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

 Y   The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligations
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- 95.0%
            ALABAMA -- 2.2%
 $1,855     Huntsville, AL, 5.25%, GO Ser A 5-1-2022..........  $ 2,018
                                                                -------
            ARIZONA -- 8.1%
  1,800     Phoenix, AZ, 6.25%, GO 7-1-2017...................    2,265
  1,000     Pima County, AZ,
              5.60%, Noah Webster Basic School 12-15-2019.....      986
  1,100     Pima County, AZ,
              5.75%, Charter Schools Proj 7-1-2016............    1,110
  1,000     Pima County, AZ,
              6.10%, Charter Schools Proj 7-1-2024............      970
    487     Sundance Community Fac Dist, AZ,
              7.125%, Assessment Dist Special Assessment Rev
              #2 7-1-2027.....................................      499
  1,225     Tucson, AZ,
              5.50%, Water Rev Ref 7-1-2014...................    1,423
    200     Vistancia Community Fac Dist, AZ,
              6.75%, GO 7-15-2022.............................      205
                                                                -------
                                                                  7,458
                                                                -------
            CALIFORNIA -- 11.2%
    800     California Kings River Conservation Dist,
              5.00%, Rev Ref Partner Peaking Project
              5-1-2013........................................      870
     80     California State Water Dept,
              5.50%, Water Res Dev 12-1-2010..................       92
    750     California State Water Dept,
              5.875%, Res Power Supply Rev 5-1-2016...........      861
    750     California, 5.25%, GO 2-1-2033....................      780
    500     California, 6.75%, GO 8-1-2011....................      601
    250     Capistrano, CA,
              5.875%, USD Comm Fac Dist Special Tax #90-2
              Talega 9-1-2021.................................      258
    250     Capistrano, CA,
              5.90%, USD Comm Fac Dist Special Tax #90-2
              Talega 9-1-2020.................................      258
     95     Eastern California Municipal Water Dist,
              5.70%, Comm Fac Special Tax Improvement Area A
              #2001-02 9-1-2018...............................       97
    625     Indio, CA,
              5.625%, Public FA Rev Local Agency 9-2-2018.....      639
     40     Indio, CA,
              6.35%, Public Improvement Act 1915 Special
              Assessment #2002-3 GO 9-2-2027..................       41
    400     Jurupa, CA,
              5.875%, Comm Services Dist #6 Special Tax
              9-1-2032........................................      404
    750     Lathrop, CA,
              6.00%, FA Rev Water Supply Proj 6-1-2035........      763
    500     Moreno Valley, CA,
              6.00%, USD Comm Fac Dist Special Tax #2002-1
              9-1-2022........................................      509
    700     Oceanside, CA,
              5.70%, Community Dev Comm GO 9-1-2025...........      729
    535     Palm Springs, CA,
              5.50%, Comm Redev Agency 9-1-2023...............      560

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            CALIFORNIA -- (CONTINUED)
 $  495     Perris, CA,
              6.25%, Public FA Local Agency Rev GO 9-1-2033...  $   507
  1,000     Pomona, CA,
              5.50%, Public FA Rev Sub-Merged
              Redev 2-1-2023..................................    1,030
    500     San Diego, CA,
              5.25%, Redev Agency Centre City Sub Pkg
              9-1-2026........................................      506
    800     Val Verde, CA,
              6.00%, USD FA Special Tax Rev Jr Lien
              10-1-2021.......................................      827
                                                                -------
                                                                 10,332
                                                                -------
            FLORIDA -- 5.7%
  1,000     Bellalgo, FL,
              5.85%, Educ Fac Benefits Dist FL Capital
              Improvement Rev 5-1-2022........................    1,019
  1,000     Collier County, FL,
              5.375%, School Board Cert of Participation FSA
              2-15-2020.......................................    1,109
    495     Colonial Country Club Comm Dev Dist, FL,
              6.40%, Cap Impr Rev 5-1-2033 M..................      518
  1,250     Florida Dept of Environmental Protection
              Preservation,
              5.375%, Rev Ser A MBIA 7-1-2015.................    1,411
    385     Gateway Services,
              5.50%, Comm Dev Dist of FL Special Assessment
              Sun City Center Fort Meyers Proj Ser B
              5-1-2010........................................      394
    750     Hollywood, FL,
              5.125%, Comm Redev Agency 3-1-2014..............      784
                                                                -------
                                                                  5,235
                                                                -------
            GEORGIA -- 5.1%
  1,105     Fulton County, GA,
              5.375%, School Dist GO 1-1-2018.................    1,289
     35     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC 1-1-2014.........       42
  1,765     Fulton County, GA,
              6.375%, Water & Sewer Rev FGIC Part Prere
              1-1-2014........................................    2,104
     40     Georgia Municipal Electric Auth,
              6.50%, Power Rev 1-1-2017.......................       49
    960     Georgia Municipal Electric Auth,
              6.50%, Power Rev Ser Y 1-1-2017.................    1,193
                                                                -------
                                                                  4,677
                                                                -------
            HAWAII -- 0.6%
    500     Hawaii,
              5.50%, GO Ref Ser CY 2-1-2011...................      568
                                                                -------
            ILLINOIS -- 5.6%
    960     Chicago, IL,
              5.25%, Board of Educ GO MBIA 12-1-2019..........    1,060
  1,000     Chicago, IL,
              6.75%, Tax Increment Allocation Jr Lien Pilsen
              Redev B 6-1-2022................................    1,026

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            ILLINOIS -- (CONTINUED)
 $  500     Illinois Educ FA,
              5.70%, Rev Ref Augustana College Ser A
              10-1-2032.......................................  $   513
    500     Round Lake, IL,
              6.70%, Special Tax Rev 3-1-2033.................      527
  1,000     Wauconda, IL,
              6.625%, Special Service Area #1 Special Tax
              Liberty Lakes Proj 3-1-2033.....................    1,015
  1,000     Yorkville, IL,
              6.875%, United City Special Service Area Special
              Tax #2003-100 Raintree Village Proj
              3-1-2033........................................    1,034
                                                                -------
                                                                  5,175
                                                                -------
            KENTUCKY -- 1.1%
  1,000     Christian County, KY,
              6.00%, Hosp Rev Ref Jennie Stuart Medical Ser A
              7-1-2013........................................    1,057
                                                                -------
            LOUISIANA -- 0.6%
    500     Louisiana Public FA Rev,
              5.50%, Ochsner Clinic Foundation Proj
              5-15-2027.......................................      516
                                                                -------
            MARYLAND -- 3.0%
    685     Harford County, MD,
              5.25%, Econ Dev Rev Battelle Mem Institute
              Project 4-1-2034................................      710
  1,000     Maryland Economic Dev Corp,
              6.50%, Student Housing Rev Univ of Maryland
              College Park Proj 6-1-2027......................    1,066
  1,000     Maryland Economic Dev Corp.,
              5.375%, Student Housing Rev Bowie State Univ
              Proj 6-1-2033...................................      983
                                                                -------
                                                                  2,759
                                                                -------
            MASSACHUSETTS -- 1.2%
    940     Massachusetts,
              5.25%, GO Consolidated Loan 3-1-2021............    1,062
     60     Massachusetts,
              5.25%, GO Consolidated Loan FSA Prere 3-1-021...       68
                                                                -------
                                                                  1,130
                                                                -------
            MICHIGAN -- 5.5%
    500     Detroit, MI,
              5.50%, GO MBIA 4-1-2020.........................      560
  1,750     Detroit, MI,
              6.50%, Water Supply Sys Ref Rev
              FGIC 7-1-2015...................................    2,180
  1,000     Macomb County, MI,
              5.75%, Hosp FA Rev Mt Clemens Gen Hosp
              11-15-2025......................................      934
    500     Michigan Hosp FA,
              5.625%, Rev Ref Henry Ford Health Sys
              3-1-2017........................................      546

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            MICHIGAN -- (CONTINUED)
 $  750     Michigan Strategic Fund Ltd,
              5.50%, Rev Ref Dow Chemical Proj AMT
              12-1-20283......................................  $   815
                                                                -------
                                                                  5,035
                                                                -------
            MINNESOTA -- 3.4%
    250     Duluth, MN,
              4.20%, Seaway PA IDA Dock & Wharf Rev Ref
              Cargill Inc Proj 5-1-2013.......................      256
    750     Minneapolis, MN, Health Care System,
              6.00%, Rev Allina Health 11-15-2018.............      829
    995     Minnesota Residential Housing Fin Agency,
              5.00%, 1-1-2020.................................    1,018
    500     Ramsey, MN,
              6.50%, Lease Rev Pact Charter School Proj
              12-1-2022.......................................      503
    500     St Paul, MN,
              6.75%, Redev Auth Rev Ref Achieve Language
              Academy 12-1-2022...............................      501
                                                                -------
                                                                  3,107
                                                                -------
            MISSISSIPPI -- 0.3%
    250     Lowndes County, MS,
              6.80%, Solid Waste Disposal & Poll Control Rev
              Ref Weyerhaeuser Co Proj 4-1-2022...............      300
                                                                -------
            MISSOURI -- 0.6%
    500     Missouri State Dev Fin Board Infrastructure,
              5.50%, Branson 12-1-2032........................      515
                                                                -------
            NEVADA -- 1.7%
  1,000     Clark County, NV,
              6.375%, Impt Dist #142 8-1-2023.................    1,016
    500     North Las Vegas, NV,
              6.40%, Local Special Impt Dist #60 Aliante
              12-1-2022.......................................      515
                                                                -------
                                                                  1,531
                                                                -------
            NEW HAMPSHIRE -- 0.8%
    750     New Hampshire Health & Educ Fac Auth Rev,
              5.60% Elliot Hosp 10-1-2022.....................      776
                                                                -------
            NEW JERSEY -- 5.7%
  1,250     Middlesex County, NJ,
              5.00%, Improvement Auth Street Student Housing
              Proj 8-15-2018..................................    1,286
    750     New Jersey Educ Fac Auth Rev,
              5.125%, Stevens Institute of Technology
              7-1-2022........................................      783
  1,000     New Jersey Educ Fac Auth Rev,
              5.50%, Somerset Medical Center 7-1-2023.........    1,021
    275     New Jersey Educ Fac Auth Rev,
              6.00%, Fairleigh Dickinson Univ 7-1-2025........      294
    500     New Jersey Educ Fac Auth Rev,
              6.50%, Georgian Court College 7-1-2033..........      554
    500     New Jersey Health Care Fac FA Rev,
              6.50%, Pascack Valley Hospital 7-1-2023.........      476

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            NEW JERSEY -- (CONTINUED)
 v$ 800     New Jersey,
              5.625%, Economic Dev Auth Rev Cigarette Tax
              6-15-2019.......................................  $   836
                                                                -------
                                                                  5,250
                                                                -------
            NEW YORK -- 7.3%
    250     Dutchess County, NY,
              5.00%, IDA Civic Fac Rev Ref Marist College
              7-1-2022........................................      259
    800     New York Dorm Auth,
              5.25%, Methodist Hosp 7-1-2019..................      852
  1,000     New York NY,
              5.75%, GO 3-1-2016..............................    1,131
    350     New York, NY,
              5.125%, IDA Rev Empowerment Zone Harlen Mall
              12-30-2023......................................      351
    255     New York, NY,
              5.25%, IDA Civic Fac Rev American Council
              Learned Societie 7-1-2027.......................      268
    400     New York, NY,
              5.65%, IDA Brooklyn Navy Yard Cogen Partners
              10-1-2028.......................................      374
    425     New York, NY,
              8.25%, GO 6-1-2005..............................      441
    575     New York, NY,
              8.25%, GO 6-1-2005..............................      595
    300     Saratoga, NY,
              5.00%, IDR Saratoga Hosp Proj 12-1-2013.........      320
  1,000     Triborough Bridge & Tunnel Auth of NY,
              5.125%, Rev Ref GO 11-15-2029...................    1,038
    620     Utica, NY,
              6.875%, IDA Civic Fac Rev Utica College
              12-1-2014.......................................      668
    400     Westchester County, NY,
              6.375%, IDA Continuing Care Retirement Mtg
              Kendal on Hudson Proj A 1-1-2024................      412
                                                                -------
                                                                  6,709
                                                                -------
            NORTH CAROLINA -- 1.2%
    500     North Carolina Eastern Municipal Power Agency,
              5.375%, Power Sys Rev Ref 1-1-2017..............      538
    500     North Carolina Municipal Power Agency,
              5.50%, Catawba Elec Rev 1-1-2014................      549
                                                                -------
                                                                  1,087
                                                                -------
            OHIO -- 3.4%
  1,045     Cincinnati, OH,
              5.50%, Water Sys Rev 12-1-2011..................    1,190
    300     Cuyahoga County, OH,
              5.50%, Rev Ref Class A 1-1-2029.................      311
  1,270     Hamilton, OH,
              6.15%, School Dist Improvement
              Ser A 12-1-2016.................................    1,602
                                                                -------
                                                                  3,103
                                                                -------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
            OTHER U.S. TERRITORIES -- 3.0%
 $1,000     Puerto Rico Commonwealth,
              5.00%, Ref GO 7-1-2030..........................  $ 1,083
    800     Puerto Rico Commonwealth,
              5.25%, Public Imprmnt GO 7-1-2019...............      876
    110     Univ Virgin Islands,
              5.00%, GO 12-1-2021.............................      113
    750     Virgin Islands Public FA,
              6.125%, Refinery Fac Rev Sr Secured Hovenska
              Refinery 7-1-2022...............................      806
                                                                -------
                                                                  2,878
                                                                -------
            PENNSYLVANIA -- 3.6%
    690     Carbon County, PA,
              6.65%, IDA Ref Panther Creek Partners Proj AMT
              5-1-2010........................................      747
  1,000     Lehigh County, PA,
              5.375%, Gen Purpose Auth Rev Saint Lukes
              Bethlehem Hosp 8-15-2033........................    1,006
  1,000     Pennsylvania Higher Educ Fac Auth,
              5.25%, Widener Univ 7-15-2024...................    1,037
    500     Susquehanna Area Regional Airport, PA,
              5.375%, Auth Sys Rev Sub 1-1-2018...............      524
                                                                -------
                                                                  3,314
                                                                -------
            RHODE ISLAND -- 0.3%
    250     Rhode Island Health & Educ Bldg Corp Rev,
              6.50%, Hosp Financing 8-15-2032.................      266
                                                                -------
            SOUTH CAROLINA -- 2.5%
  1,000     Dorchester County, SC,
              5.25%, School Dist #2 Installment Purchase Rev
              Growth Remedy Oppty Hike 12-1-2024..............    1,043
  1,000     Piedmont Municipal Power Agency,
              6.25%, Elec Rev Ref FGIC 1-1-2021...............    1,262
                                                                -------
                                                                  2,305
                                                                -------
            TENNESSEE -- 0.5%
    500     McMinn County, TN,
              7.625%, IDA PCR Calhoun Newsprint Co Proj
              3-1-2016........................................      501
                                                                -------
            TEXAS -- 4.2%
  1,000     Clear Creek, TX,
              5.00%, ISD GO 2-15-2018.........................    1,084
    400     Houston, TX,
              5.50%, Water & Sewer Sys Rev 12-1-2013..........      452
    350     Houston, TX,
              5.50%, Water & Sewer Sys Rev 12-1-2013..........      404
  1,000     Matagorda County, TX,
              5.60%, Navigation Dist #1 Rev Ref Centerpoint
              Energy Proj 3-1-2027............................    1,036
    500     Sam Rayburn Municipal Power Agency, TX,
              5.50%, Rev Ref 10-1-2010........................      540
    350     San Antonio, TX,
              5.25%, Elec & Gas Rev Ref 2-1-2014..............      392
                                                                -------
                                                                  3,908
                                                                -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NATIONAL FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                       MARKET
 AMOUNT                                                         VALUE U
---------                                                       -------
MUNICIPAL BONDS -- (CONTINUED)
            vUtah -- 0.6%
 $  500     Utah,
              5.375%, GO Ref 7-1-2011.........................  $   570
                                                                -------
            VIRGINIA -- 1.2%
  1,000     Peninsula PA of Virginia,
              6.00%, Port Fac CSX Transportation Proj Rev Ref
              12-15-2012......................................    1,108
                                                                -------
            WASHINGTON -- 0.8%
    670     King County, WA,
              5.00%, ISD #210 GO 6-1-2019.....................      714
                                                                -------
            WISCONSIN -- 4.0%
  1,305     Sparta, WI,
              5.90%, School Dist Ref GO FGIC 3-1-2016.........    1,507
  1,500     Wisconsin Health & Educ Fac Auth,
              6.40%, Rev Aurora Health Care 4-15-2033.........    1,639
    500     Wisconsin Housing & Economic Dev Auth,
              4.85%, GO Home Ownership Rev 9-1-2017...........      515
                                                                -------
                                                                  3,661
                                                                -------
            Total municipal bonds
              (cost $82,295)..................................  $87,563
                                                                -------
SHARES
 ------
     XV
SHORT-TERM INVESTMENTS -- 3.7%
            FINANCE -- 3.7%
  3,398     State Street Bank Tax Free Money Market, Current
              rate -- 1.07% w.................................    3,398
                                                                -------
            Total short-term investments
              (cost $3,398)...................................  $ 3,398
                                                                -------
            Total investments in securities
              (cost $85,693) O................................  $90,961
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
    O At October 31, 2004, the cost of securities for federal income tax purposes is $85,693 and the aggregate gross unrealized

   Unrealized appreciation..........................  $5,336
   Unrealized depreciation..........................     (68)
                                                      ------
   Net unrealized appreciation......................  $5,268
                                                      ======

    U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

    M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other
       "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $518, which represents 0.56% of total net assets.

    w Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

   @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.




      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligation
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NEW YORK FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- 91.1%
            AIRPORT REVENUES -- 1.6%
  $200      Monroe County, NY,
              5.25%, Airport Auth Rev Ref Greater Rochester
              International 1-1-2014..........................  $   220
                                                                -------
            GENERAL OBLIGATIONS -- 14.4%
   425      New York, NY,
              5.75%, GO 3-1-2016..............................      481
   200      New York, NY,
              5.25%, GO 8-1-2015..............................      222
   250      New York, NY,
              5.25%, GO 8-1-2015..............................      279
   250      Puerto Rico Commonwealth,
              5.00%, Ref GO 7-1-2030..........................      271
   200      Puerto Rico Commonwealth,
              5.25%, Public Impt GO 7-1-2019..................      219
   400      Tobacco Settlement FA of NY,
              5.50%, GO 6-1-2022..............................      436
   110      Univ Virgin Islands,
              5.00%, GO 12-1-2021.............................      114
                                                                -------
                                                                  2,022
                                                                -------
            HEALTH CARE/SERVICES -- 9.4%
   125      Chemung County, NY,
              5.00%, IDA Civic Fac Rev Arnot Ogden Medical Ctr
              Constr 11-1-2034................................      124
   200      New York Dorm Auth Rev,
              5.00%, Memorial Sloan-Kettering Center
              7-1-2034........................................      205
   450      New York Dorm Auth Rev,
              5.00%, Mental Health Services Fac 2-15-2018.....      471
   200      New York Dorm Auth Rev,
              5.25%, Methodist Hosp 7-1-2019..................      213
   200      Saratoga, NY,
              5.00% Ind Dev Saratoga Hosp Proj 12-1-2014......      213
   100      Westchester County, NY,
              6.375%, IDA Continuing Care Retirement Mtg
              Kendal on Hudson Proj A 1-1-2024................      103
                                                                -------
                                                                  1,329
                                                                -------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) -- 25.3%
   250      Dutchess County, NY,
              5.00%, IDA Civic Fac Rev Ref Marist College
              7-1-2022........................................      259
   450      New York Dorm Auth Lease Rev,
              5.00%, State Univ Dorm Fac 7-1-2032.............      508
   425      New York Dorm Auth Lease Rev,
              5.50%, Court Fac 5-15-2020......................      468
   190      New York Dorm Auth Rev,
              5.00%, Fordham Univ FGIC 7-1-2020...............      204
   400      New York Dorm Auth Rev,
              5.00%, Mount St Mary College 7-1-2027...........      410
   450      New York Dorm Auth Rev,
              5.125%, St Barnabas FHA AMBAC 2-1-2022..........      482

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            HIGHER EDUCATION (UNIV., DORMS, ETC.) --
            (CONTINUED)
  $135      New York Dorm Auth Rev,
              5.25%, Rochester Univ 7-1-2022..................  $   146
   250      New York Dorm Auth Rev,
              5.50%, Brooklyn Law School 7-1-2019.............      278
   200      New York Dorm Auth Rev,
              5.50%, Winthrop South Nassau Univ 7-1-2023......      207
   250      New York Dorm Auth,
              5.25%, Upstate Comm College 7-1-2021............      272
   200      Otsego County, NY,
              6.00%, IDA Civic Fac Rev Hartwick College Proj
              7-1-2011........................................      222
   100      Utica, NY,
              6.875%, IDA Civic Fac Rev Utica College
              12-1-2014.......................................      108
                                                                -------
                                                                  3,564
                                                                -------
            HOUSING (HFA'S, ETC.) -- 4.9%
   200      Grand Central, NY, Dist Management Assoc Inc,
              5.00%, Ref Cap Impt Business Impt 1-1-2022......      212
   425      New York Urban Dev Corp Rev,
              5.50%, Personal Income Tax FGIC 3-15-2017.......      483
                                                                -------
                                                                    695
                                                                -------
            INDUSTRIAL -- 1.8%
   250      New York, NY, Ind Dev Agency Civic Fac Rev,
              5.25%, YMCA of Greater NY Proj 8-1-2021.........      260
                                                                -------
            LAND DEVELOPMENT -- 1.7%
   150      New York, NY,
              5.125%, IDA Rev Empowerment Zone Harlen Mall
              12-30-2023......................................      151
   100      New York, NY,
              5.65%, IDA Brooklyn Navy Yard Cogen Partners
              10-1-2028.......................................       93
                                                                -------
                                                                    244
                                                                -------
            MISCELLANEOUS -- 8.6%
   400      New York Local Govt Assistance,
              6.00%, 4-1-2014.................................      473
   450      New York, NY,
              5.00%, Transitional FA Future Tax Secured
              8-1-2023........................................      472
   250      Virgin Islands Public FA,
              6.125%, Refinery Fac Rev Sr Secured Hovenska
              Refinery 7-1-2022...............................      269
                                                                -------
                                                                  1,214
                                                                -------
            POLLUTION CONTROL -- 3.3%
   450      New York Environmental Fac Corp,
              5.00%, 7-15-2026................................      469
                                                                -------

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TAX-FREE NEW YORK FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- (CONTINUED)
            PUBLIC FACILITIES -- 3.3%
  $450      St. Lawrence, NY,
              5.00%, IDA Civic Fac Rev Clarkson Univ Proj
              7-1-2023........................................  $   460
                                                                -------
            TRANSPORTATION -- 10.0%
   450      New York Metropolitan Transportation Auth,
              5.125%, 11-15-2031..............................      463
   450      PA of NY & NJ,
              5.00%, GO 11-1-2021.............................      484
   450      Triborough Bridge & Tunnel Auth of NY,
              5.00%, Rev General Purpose 1-1-2032.............      459
                                                                -------
                                                                  1,406
                                                                -------
            UTILITIES -- ELECTRIC -- 1.8%
   250      New York Energy Research & Dev Auth,
              5.30%, Elec Fac Rev Adj Long Island Lighting Co
              Proj 8-1-2025...................................      257
                                                                -------
            UTILITIES -- WATER AND SEWER -- 5.0%
   450      Jefferson County, NY,
              5.20%, IDA Waste Disp 12-1-2020.................      451
   250      New York Environmental Fac,
              4.45%, Corp Solid Waste Mgmt Inc 7-1-2017.......      257
                                                                -------
                                                                    708
                                                                -------
            Total municipal bonds
              (cost $12,352)..................................  $12,848
                                                                -------
SHARES
  ----
SHORT-TERM INVESTMENTS -- 4.9%
            FINANCE -- 4.9%
   694      Dreyfus Basic New York Municipal Money Market
              Fund,
              current rate -- 1.25% X.........................  $   694
                                                                -------
            Total short-term investments
              (cost $694).....................................  $   694
                                                                -------
            Total investments in securities
              (cost $13,046) O ...............................  $13,542
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $13,046 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation..........................  $  496
      Unrealized depreciation..........................      @@
                                                         ------
      Net unrealized appreciation......................  $  496
                                                         ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

      AMT   -- Alternative Minimum Tax
      DA    -- Development Authority
      FA    -- Finance Authority
      FGIC  -- Financial Guaranty Insurance Company
      FSA   -- Financial Security Assurance
      GO    -- General Obligation
      IDA   -- Industrial Development Authority Bond
      IDR   -- Industrial Development Revenue Bond
      ISD   -- Independent School District
      MBIA  -- Municipal Bond Insurance Association
      PA    -- Port Authority
      PCR   -- Pollution Control Revenue Bond
      USD   -- United School District

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
MUNICIPAL BONDS -- 0.5%
            GENERAL OBLIGATIONS -- 0.5%
 $ 3,000    Illinois,
              5.10%, GO Taxable Pension 6-1-2033..............  $  2,901
                                                                --------
            Total municipal bonds
              (cost $3,000)...................................  $  2,901
                                                                --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- 12.4%
            FINANCE -- 12.2%
   1,350    American Express Credit Account Master Trust,
              2.37%, 2-15-2012 MX.............................  $  1,350
     408    AQ Finance CEB Trust,
              6.93%, 8-25-2033 MX.............................       404
     314    Asset Backed Funding Corp. NIM Trust,
              4.55%, 12-26-2033 M.............................       313
     800    Bank One Issuance Trust,
              4.77%, 2-16-2016................................       789
  14,550    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.07%, 7-11-2042 W..............................       688
   1,900    Bear Stearns Commercial Mortgage Securities, Inc.,
              4.83%, 8-15-2038................................     1,945
  26,495    Bear Stearns Commercial Mortgage Securities, Inc.,
              5.50%, 2-11-2041 MW.............................       591
   1,067    California Infrastructure & Economic Development,
              6.38%, 9-25-2008................................     1,106
     960    Capital One Multi-Asset Execution Trust,
              3.50%, 2-17-2009................................       967
   1,430    Chase Credit Card Master Trust,
              5.50%, 11-17-2008...............................     1,493
   2,040    Citibank Credit Card Issuance Trust,
              5.00%, 6-10-2015 H..............................     2,037
   1,375    Citigroup Commercial Mortgage Trust,
              5.25%, 4-15-2040................................     1,448
     175    Comed Transitional Funding Trust,
              5.44%, 3-25-2007................................       176
     778    Conseco Finance Securitizations Corp.,
              5.79%, 5-1-2033.................................       799
     699    CS First Boston Mortgage Securities Corp.,
              2.08%, 5-15-2038................................       682
     443    Daimler Chrysler Auto Trust,
              3.85%, 4-6-2006.................................       444
   1,487    Daimler Chrysler Auto Trust,
              3.89%, 1-8-2011.................................     1,499
   1,750    Fleet Credit Card Master Trust II,
              7.02%, 2-15-2008................................     1,813
   1,650    Ford Credit Auto Owner Trust,
              4.29%, 11-15-2007...............................     1,669
   2,500    GE Capital Commercial Mortgage Corp.,
              4.12%, 3-10-2040................................     2,514
   2,700    GE Capital Commercial Mortgage Corp.,
              4.37%, 1-10-2038................................     2,740

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $ 2,725    GE Capital Commercial Mortgage Corp.,
              5.19%, 7-10-2039................................  $  2,829
   1,600    GMAC Commercial Mortgage Securities, Inc.,
              5.13%, 8-10-2038................................     1,666
  31,000    Goldman Sachs Mortgage Securities Corp. II,
              4.38%, 8-10-2038 W..............................       544
   1,650    Goldman Sachs Mortgage Securities Corp. II,
              4.60%, 8-10-2038................................     1,702
     485    Green Tree Financial Corp.,
              6.27%, 6-1-2030.................................       500
     454    Green Tree Financial Corp.,
              7.24%, 6-15-2028................................       493
     492    Home Equity Asset Trust,
              5.25%, 4-27-2034 M..............................       492
     524    Honda Auto Receivables Owner Trust,
              1.34%, 12-21-2005...............................       524
   2,700    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              3.84%, 1-12-2039................................     2,649
  26,126    J.P. Morgan Chase Commercial Mortgage Securities
              Corp.,
              5.50%, 1-15-2038 MW.............................     1,217
   1,712    LB-UBS Commercial Mortgage Trust,
              2.72%, 3-15-2007................................     1,692
   1,858    LB-UBS Commercial Mortgage Trust,
              3.34%, 9-15-2027................................     1,849
   1,375    LB-UBS Commercial Mortgage Trust,
              4.58%, 8-15-2029................................     1,402
     681    Morgan Stanley Auto Loan Trust,
              5.00%, 3-15-2012 M..............................       680
   1,375    Morgan Stanley Capital I,
              4.90%, 6-15-2040................................     1,414
   2,725    Morgan Stanley Capital I,
              5.27%, 6-13-2041................................     2,844
     259    Morgan Stanley Capital I,
              5.91%, 11-15-2031...............................       268
   1,175    Morgan Stanley Capital I,
              7.71%, 4-30-2039 MX.............................     1,305
     527    Morgan Stanley Dean Witter Capital I,
              4.57%, 12-18-2032...............................       535
   3,050    Oncor Electric Delivery Transition Bond Co.,
              4.03%, 2-15-2012................................     3,099
   1,202    Park Place Securities, Inc.,
              2.31%, 9-25-2034 X..............................     1,202
   1,400    Peco Energy Transition Trust,
              6.13%, 3-1-2009.................................     1,517
     211    PP&L Transition Bond Co. LLC,
              6.83%, 3-25-2007................................       214
   1,125    Providian Gateway Master Trust,
              3.35%, 9-15-2011 M..............................     1,120
   1,750    PSE&G Transition Funding LLC,
              6.45%, 3-15-2013................................     1,969
     550    Residential Asset Mortgage Products, Inc.,
              4.98%, 8-25-2034................................       553
     237    Soundview Home Equity Loan Trust, Inc.,
              8.64%, 5-25-2030................................       243

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
ASSET BACKED AND COMMERCIAL MORTGAGE SECURITIES -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $ 2,960    Standard Credit Card Master Trust,
              6.55%, 10-7-2007................................  $  3,069
     623    Volkswagen Auto Loan Enhanced Trust,
              1.11%, 12-20-2005...............................       622
  10,727    Wachovia Bank Commercial Mortgage Trust,
              3.65%, 2-15-2041 MW.............................       480
   1,375    Wachovia Bank Commercial Mortgage Trust,
              4.72%, 1-15-2041................................     1,412
   1,920    WFS Financial Owner Trust,
              2.41%, 12-20-2010...............................     1,905
     520    WFS Financial Owner Trust,
              3.07%, 11-21-2011...............................       520
   2,825    Whole Auto Loan Trust,
              2.58%, 3-15-2010................................     2,802
     162    Whole Auto Loan Trust,
              6.00%, 4-15-2009 M..............................       162
                                                                --------
                                                                  70,961
                                                                --------
            TRANSPORTATION -- 0.1%
     570    Connecticut RRB Special Purpose Trust,
              6.21%, 12-30-2011...............................       633
                                                                --------
            UTILITIES -- 0.1%
     578    Illinois Power Special Purpose Trust,
              5.38%, 6-25-2007................................       584
                                                                --------
            Total asset backed and
              commercial mortgage securities
              (cost $71,825)..................................  $ 72,178
                                                                --------
CORPORATE BONDS: INVESTMENT GRADE -- 38.0%
            BASIC MATERIALS -- 2.3%
     800    Carter Holt Harvey Ltd.,
              9.50%, 12-1-2024................................  $  1,079
     980    Codelco, Inc.,
              4.75%, 10-15-2014 M.............................       965
   1,430    Domtar, Inc.,
              7.875%, 10-15-2011..............................     1,660
     504    Dow Chemical Co.,
              7.00%, 8-15-2005................................       521
   1,500    ICI Wilmington, Inc.,
              4.375%, 12-1-2008...............................     1,516
   1,110    Inco Ltd.,
              0%, Conv. 3-29-2021 Y...........................     1,079
   1,200    Inco Ltd.,
              7.75%, 5-15-2012 H..............................     1,427
     600    Placer Dome, Inc.,
              7.125%, 6-15-2007...............................       655
   1,900    Potlatch Corp.,
              12.50%, 12-1-2009...............................     2,382
   2,000    Union Camp Corp.,
              7.00%, 8-15-2006................................     2,133
                                                                --------
                                                                  13,417
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            CAPITAL GOODS -- 1.2%
 $ 1,250    American Standard, Inc.,
              7.625%, 2-15-2010...............................  $  1,434
   2,820    Bombardier, Inc.,
              6.30%, 5-1-2014 MH..............................     2,529
     125    Briggs & Stratton Corp.,
              8.875%, 3-15-2011...............................       151
   1,500    Rockwell Automation, Inc.,
              6.70%, 1-15-2028................................     1,715
   1,145    Textron Financial Corp.,
              5.875%, 6-1-2007................................     1,220
                                                                --------
                                                                   7,049
                                                                --------
            CONSUMER CYCLICAL -- 1.6%
   1,175    Albertson's, Inc.,
              7.50%, 2-15-2011 H..............................     1,371
     220    CRH America, Inc.,
              5.30%, 10-15-2013...............................       227
   1,200    CRH America, Inc.,
              6.95%, 3-15-2012 H..............................     1,379
     685    Fosters Financial Corp.,
              4.875%, 10-1-2014 M.............................       687
   1,900    General Motors Corp.,
              7.20%, 1-15-2011 H..............................     2,002
   1,950    General Motors Corp.,
              8.80%, 3-1-2021.................................     2,117
     300    Nine West Group, Inc.,
              8.375%, Ser B 8-15-2005.........................       311
     930    Staples, Inc.,
              7.125%, 8-15-2007...............................     1,017
                                                                --------
                                                                   9,111
                                                                --------
            CONSUMER STAPLES -- 1.7%
   2,200    Cadbury Schweppes Finance plc,
              5.00%, 6-26-2007................................     2,280
     625    ConAgra Foods, Inc.,
              7.00%, 10-1-2028................................       723
   2,135    ConAgra Foods, Inc.,
              7.50%, 9-15-2005................................     2,215
   2,200    General Mills, Inc.,
              2.625%, 10-24-2006..............................     2,178
   2,275    Kellogg Co.,
              2.875%, 6-1-2008................................     2,230
                                                                --------
                                                                   9,626
                                                                --------
            ENERGY -- 3.6%
   1,275    Consolidated Natural Gas Co.,
              5.375%, 11-1-2006...............................     1,332
   1,200    Diamond Offshore Drill Co.,
              1.50%, 4-15-2031................................     1,208
     745    Gazprom International S.A.,
              7.20%, 2-1-2020 M...............................       782
     560    Gazprom International S.A.,
              7.20%, 2-1-2020.................................       587
     600    Gazprom International, Inc.,
              9.625%, 3-1-2013................................       690
     500    Lasmo (USA), Inc.,
              7.50%, 6-30-2006................................       538

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            ENERGY -- (CONTINUED)
 $   650    Occidental Petroleum Corp.,
              7.375%, 11-15-2008..............................  $    739
     830    PanCanadian Petroleum Ltd.,
              6.30%, 11-1-2011................................       920
     860    Panhandle Eastern Pipeline,
              2.75%, 3-15-2007................................       845
   1,130    Pemex Project Funding Master Trust,
              7.375%, 12-15-2014..............................     1,252
     870    Petro-Canada,
              5.35%, 7-15-2033................................       812
   1,150    Petroleos Mexicanos,
              9.25%, 3-30-2018 H..............................     1,397
   1,375    Plains All American Pipeline,
              5.625%, 12-15-2013..............................     1,432
     751    Ras Laffan Liquefied Natural Gas Co. Ltd.,
              3.44%, 9-15-2009 M..............................       747
   1,150    Repsol International Finance B.V.,
              7.45%, 7-15-2005................................     1,189
   1,130    Schlumberger Limited Inc.,
              2.125%, 6-1-2023................................     1,196
   2,150    Seariver Maritime, Inc.,
              4.47%, 9-1-2012 Y...............................     1,534
   1,600    Transocean, Inc.,
              1.50%, 5-15-2021................................     1,578
   1,025    Union Oil of California,
              5.05%, 10-1-2012................................     1,053
   1,800    Weatherford International Ltd.,
              2.84%, Conv. 6-30-2020  Y.......................     1,159
                                                                --------
                                                                  20,990
                                                                --------
            FINANCE -- 14.5%
     948    Abbey National plc,
              6.69%, 10-17-2005...............................       981
     910    Abbey National plc,
              6.70%, 6-29-2049................................       997
     800    Aetna, Inc.,
              7.375%, 3-1-2006................................       843
   1,125    Aetna, Inc.,
              7.875%, 3-1-2011................................     1,304
   1,420    American General Finance Corp.,
              3.875%, 10-1-2009...............................     1,409
     800    Anthem, Inc.,
              6.80%, 8-1-2012.................................       898
   1,600    AvalonBay Communities, Inc.,
              8.25%, 7-15-2008................................     1,846
   1,300    Boeing Capital Corp.,
              5.75%, 2-15-2007 H..............................     1,376
   4,320    Bundesobligation,
              4.50%, 8-17-2007................................     5,770
     780    Capital One Financial Corp.,
              8.75%, 2-1-2007.................................       870
   1,100    CitiGroup Inc.,
              4.00%, 5-8-2008.................................     1,112
     985    CitiGroup Inc.,
              4.125%, 11-3-2009...............................       988

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
 $ 1,200    Credit Suisse First Boston USA, Inc.,
              6.125%, 11-15-2011..............................  $  1,317
     700    Duke Realty Corp.,
              5.25%, 1-15-2010................................       732
     465    ERAC USA Finance Co.,
              8.25%, 5-1-2005 M...............................       478
   1,100    ERP Operating L.P.,
              6.63%, 4-13-2015................................     1,119
   1,050    Fondo LatinoAmericano De Reservas,
              3.00%, 8-1-2006 M...............................     1,053
   1,400    Ford Motor Credit Co.,
              7.375%, 2-1-2011................................     1,519
  11,300    France (Republic of),
              4.00%, O.A.T. 10-25-2013........................    14,537
  13,620    Germany (Federal Republic of),
              3.50%, 10-10-2008...............................    17,667
   2,470    Goldman Sachs Group, Inc.,
              5.25%, 4-1-2013.................................     2,540
     450    Halyk Savings Bank of Kazakhstan,
              8.125%, 10-7-2009 M.............................       462
   3,400    Italy Government Note,
              3.75%, 12-14-2007...............................     3,448
   1,625    J.P. Morgan Chase & Co.,
              5.125%, 9-15-2014...............................     1,651
   1,650    J.P. Morgan Chase & Co.,
              5.25%, 5-1-2015.................................     1,687
   1,450    J.P. Morgan Chase & Co.,
              6.875%, 6-15-2010...............................     1,716
     577    Kazkommerts International B.V.,
              7.00%, 11-3-2009 MI.............................       574
   1,125    Merrill Lynch & Co., Inc.,
              4.125%, 9-10-2009...............................     1,132
   1,130    National Rural Utilities Cooperative Finance
              Corp.,
              3.00%, 2-15-2006................................     1,134
     725    PNC Funding Corp.,
              7.50%, 11-1-2009................................       838
     750    Prudential Insurance Co. of America,
              6.375%, 7-23-2006 M.............................       797
   1,450    Rabobank Cap Fund Trust III,
              5.254%, 12-29-2049..............................     1,466
     250    Southern Investments UK plc,
              6.80%, 12-1-2006................................       264
     820    Sovereign Bank,
              5.125%, 3-15-2013...............................       829
   1,150    St. Paul Companies, Inc.,
              8.125%, 4-15-2010...............................     1,354
     550    TuranAlem Finance B.V.,
              7.875%, 6-2-2010................................       563
     515    TuranAlem Finance B.V.,
              8.00%, 3-24-2014 M..............................       503
   1,900    United Mexican States,
              4.625%, 10-8-2008...............................     1,932
   1,005    UnitedHealth Group, Inc.,
              4.125%, 8-15-2009...............................     1,012
     495    Verizon Global Funding Corp.,
              7.75%, 12-1-2030................................       607

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            FINANCE -- (CONTINUED)
 $   720    Wachovia Corp.,
              7.55%, 8-18-2005................................  $    749
     720    Wellpoint Health Networks, Inc.,
              6.375%, 6-15-2006...............................       756
   1,450    Westfield Capital Corp.,
              5.125%, 11-15-2014 M............................     1,453
                                                                --------
                                                                  84,283
                                                                --------
            HEALTH CARE -- 0.4%
   1,160    Boston Scientific Corp.,
              5.45%, 6-15-2014................................     1,219
     750    Humana, Inc.,
              7.25%, 8-1-2006.................................       796
     477    Manor Care, Inc.,
              7.50%, 6-15-2006................................       510
                                                                --------
                                                                   2,525
                                                                --------
            SERVICES -- 2.2%
     690    American Greetings Corp.,
              6.10%, 8-1-2028.................................       749
   1,600    ARAMARK Services, Inc.,
              7.10%, 12-1-2006................................     1,720
     800    Cox Radio, Inc.,
              6.375%, 5-15-2005...............................       813
     670    Federal Express Corp.,
              3.50%, 4-1-2009.................................       661
     575    Fiserv, Inc.,
              3.00%, 6-27-2008................................       562
   1,745    Harrah's Operating Co, Inc,
              5.25%, 7-1-2010.................................     1,821
   1,000    Marriott International, Inc.,
              7.875%, 9-15-2009...............................     1,162
     700    News America Holdings, Inc.,
              7.70%, 10-30-2025...............................       838
     685    TCI Communications, Inc.,
              8.75%, 8-1-2015.................................       870
   1,025    Walt Disney Co.,
              6.375%, 3-1-2012................................     1,142
     960    Walt Disney Co.,
              7.30%, 2-8-2005.................................       973
   1,240    WMX Technologies, Inc.,
              7.00%, 10-15-2006...............................     1,331
                                                                --------
                                                                  12,642
                                                                --------
            TECHNOLOGY -- 5.5%
   2,410    AOL Time Warner, Inc.,
              3.34%, Conv. 12-6-2019 ##.......................     1,536
   2,500    AT&T Wireless Services, Inc.,
              8.75%, 3-1-2031.................................     3,356
   1,235    British Sky Broadcasting,
              7.30%, 10-15-2006...............................     1,329
   1,650    Comcast Cable Communications Holdings, Inc.,
              8.375%, 3-15-2013...............................     2,024
   3,875    Cox Communications, Inc.,
              5.50%, 10-1-2015................................     3,840

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            TECHNOLOGY -- (CONTINUED)
 $ 1,600    Deutsche Telekom International Finance B.V.,
              8.25%, 6-15-2005................................  $  1,655
   2,450    France Telecom S.A.,
              8.50%, 3-1-2011.................................     2,943
   1,175    Intelsat Ltd.,
              6.50%, 11-1-2013................................     1,008
   1,225    Motorola, Inc.,
              8.00%, 11-1-2011................................     1,477
   1,680    Raytheon Co.,
              4.50%, 11-15-2007 H.............................     1,738
     680    Raytheon Co.,
              6.55%, 3-15-2010................................       759
     655    Raytheon Co.,
              8.30%, 3-1-2010.................................       786
   1,525    SBC Communications,
              5.10%, 9-15-2014................................     1,536
     720    SBC Communications,
              6.15%, 9-15-2034................................       727
   1,400    Sprint Capital Corp.,
              8.75%, 3-15-2032................................     1,834
   1,000    Telefonica Europe B.V.,
              7.35%, 9-15-2005................................     1,041
     685    Thomas & Betts Corp.,
              7.25%, 6-1-2013.................................       746
   3,100    Time Warner Entertainment Co. L.P.,
              8.375%, 3-15-2023...............................     3,796
                                                                --------
                                                                  32,131
                                                                --------
            TRANSPORTATION -- 0.2%
   1,370    Southwest Airlines Co.,
              5.25%, 10-1-2014................................     1,375
                                                                --------
            UTILITIES -- 4.8%
     500    Buckeye Partners L.P.,
              5.30%, 10-15-2014...............................       509
   1,590    Carolina Power & Light Co.,
              5.125%, 9-15-2013...............................     1,637
   1,140    Carolina Power & Light Co.,
              6.125%, 9-15-2033...............................     1,204
   1,275    Centerpoint Energy, Inc.,
              6.85%, 6-1-2015.................................     1,408
     250    Cleveland Electric Illuminating Co.,
              7.13%, 7-1-2007.................................       274
   2,040    Commonwealth Edison Co.,
              4.70%, 4-15-2015 H..............................     2,052
   1,100    Consumers Energy Co.,
              6.25%, 9-15-2006................................     1,161
     565    Detroit Edison Co.,
              6.125%, 10-1-2010...............................       622
   1,175    Duke Energy Corp.,
              3.75%, 3-5-2008.................................     1,184
   1,400    Florida Power & Light Co.,
              5.65%, 2-1-2035.................................     1,436
   3,200    FPL Group Capital, Inc.,
              3.25%, 4-11-2006................................     3,222
     275    Kansas Gas & Electric Co.,
              6.20%, 1-15-2006................................       286

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $ 1,660    Kinder Morgan, Inc.,
              6.65%, 3-1-2005.................................  $  1,682
     800    Northern States Power Co.,
              2.875%, 8-1-2006................................       800
   1,500    Northern States Power Co.,
              8.00%, 8-28-2012................................     1,851
   1,600    Pacificorp,
              5.45%, 9-15-2013................................     1,695
     200    Pacificorp,
              6.12%, 1-15-2006................................       208
     900    Public Service Colorado,
              4.875%, 3-1-2013................................       920
   1,400    Public Service Electric & Gas Co.,
              5.375%, 9-1-2013................................     1,477
   2,007    Southern California Edison Co.,
              8.00%, 2-15-2007................................     2,219
   1,250    TXU Corp.,
              6.375%, 6-15-2006...............................     1,313
     550    Western Resources, Inc.,
              7.875%, 5-1-2007................................       609
                                                                --------
                                                                  27,769
                                                                --------
            Total corporate bonds:
              investment grade
              (cost $215,717).................................  $220,918
                                                                --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- 5.2%
            BASIC MATERIALS -- 0.5%
     870    Abitibi-Consolidated, Inc.,
              8.85%, 8-1-2030.................................       881
     300    Hanna (M.A.) Co.,
              6.875%, 12-1-2004...............................       300
   1,425    International Steel Group, Inc.,
              6.50%, 4-15-2014................................     1,525
                                                                --------
                                                                   2,706
                                                                --------
            CONSUMER CYCLICAL -- 0.5%
   1,350    Ingles Markets, Inc.,
              8.875%, 12-1-2011...............................     1,458
   1,439    J.C. Penney Co., Inc.,
              7.65%, 8-15-2016................................     1,633
                                                                --------
                                                                   3,091
                                                                --------
            CONSUMER STAPLES -- 0.2%
   1,225    Smithfield Foods, Inc.,
              8.00%, 10-15-2009...............................     1,360
                                                                --------
            ENERGY -- 0.4%
   1,500    El Paso CGP Co.,
              6.50%, 6-1-2008.................................     1,500
     800    Ferrellgas L.P.,
              6.99%, 8-1-2005 M...............................       814
                                                                --------
                                                                   2,314
                                                                --------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            HEALTH CARE -- 0.4%
 $ 1,105    HCA, Inc.,
              6.91%, 6-15-2005................................  $  1,124
     905    HCA, Inc.,
              6.95%, 5-1-2012.................................       954
                                                                --------
                                                                   2,078
                                                                --------
            SERVICES -- 0.8%
   1,400    CSC Holdings, Inc.,
              7.625%, 7-15-2018...............................     1,489
   1,250    ITT Corp.,
              7.375%, 11-15-2015..............................     1,413
   1,425    Mohegan Tribal Gaming,
              6.375%, 7-15-2009...............................     1,493
                                                                --------
                                                                   4,395
                                                                --------
            TECHNOLOGY -- 1.2%
     220    Bio-Rad Laboratories, Inc.,
              7.50%, 8-15-2013................................       238
     440    Corning, Inc.,
              8.30%, 4-4-2025.................................       458
   1,270    L-3 Communications Corp.,
              7.625%, 6-15-2012...............................     1,403
     647    Lucent Technologies, Inc.,
              6.45%, 3-15-2029................................       556
     280    Lucent Technologies, Inc.,
              6.50%, 1-15-2028................................       239
     147    MCI, Inc.,
              5.91%, 5-1-2007.................................       147
     147    MCI, Inc.,
              6.69%, 5-1-2009.................................       145
     126    MCI, Inc.,
              7.74%, 5-1-2014.................................       121
   1,355    PerkinElmer, Inc.,
              8.875%, 1-15-2013...............................     1,541
   1,455    Qwest Corp.,
              6.875%, 9-15-2033 H.............................     1,251
     380    Rogers Cable, Inc.,
              6.25%, 6-15-2013................................       379
     420    Shaw Communications, Inc.,
              8.25%, 4-11-2010................................       482
                                                                --------
                                                                   6,960
                                                                --------
            TRANSPORTATION -- 0.2%
   1,587    United Airlines, Inc.,
              6.20%, 9-1-2008.................................     1,348
                                                                --------
            UTILITIES -- 1.0%
     135    Kansas Gas & Electric Co.,
              8.29%, 3-29-2016................................       139
   1,920    Monongahela Power Co.,
              6.70%, 6-15-2014 M..............................     2,108
     850    Montana Power Co.,
              7.30%, 12-1-2006 M..............................       913
   1,400    Sierra Pacific Power Co.,
              8.00%, 6-1-2008.................................     1,540
     155    Tennessee Gas Pipeline Co.,
              7.00%, 10-15-2028...............................       150

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD TOTAL RETURN BOND FUND

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
CORPORATE BONDS: NON-INVESTMENT GRADE -- (CONTINUED)
            UTILITIES -- (CONTINUED)
 $   850    Texas-New Mexico Power Co.,
              6.125%, 6-1-2008................................  $    881
                                                                --------
                                                                   5,731
                                                                --------
            Total corporate bonds:
              non-investment grade (cost $28,268).............  $ 29,983
                                                                --------
U.S. GOVERNMENT SECURITIES -- 8.5%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 0.4%
     250    Federal Home Loan Bank,
              6.43%, 2-20-2007 X..............................  $    268
   8,800    Tennessee Valley Authority,
              6.96%, 11-1-2025 Y..............................     2,004
                                                                --------
                                                                   2,272
                                                                --------
            U.S. TREASURY SECURITIES -- 8.1%
  12,725    1.875% 2005 H.....................................    12,673
   2,770    2.50% 2006 H......................................     2,768
   1,990    3.375% 2009 H.....................................     1,998
   4,370    4.00% 2014 H......................................     4,370
     580    4.25% 2014 H......................................       590
   3,180    4.75% 2014 H......................................     3,362
   5,140    5.375% 2031 H.....................................     5,583
   5,170    6.25% 2023 H......................................     6,107
   7,760    6.875% 2025 H.....................................     9,855
                                                                --------
                                                                  47,306
                                                                --------
            Total U.S. government securities
              (cost $48,161)..................................  $ 49,578
                                                                --------
U.S. GOVERNMENT AGENCIES -- 27.6%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 2.0%
   3,800    4.10% 2014........................................  $  3,796
   4,862    5.50% 2033 -- 2034................................     4,961
   2,800    6.00% 2034 I......................................     2,903
                                                                --------
                                                                  11,660
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 19.8%
  30,123    5.00% 2018 -- 2034................................    30,375
  51,183    5.50% 2033 -- 2034................................    52,201
  23,851    6.00% 2013 -- 2034................................    24,792
   2,800    6.00% 2034 I......................................     2,899
   3,528    6.50% 2031 -- 2033................................     3,716
     860    7.50% 2029 -- 2031................................       923
                                                                --------
                                                                 114,906
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 5.8%
  10,550    5.00% 2034 I......................................    10,580
  12,342    5.50% 2033 -- 2034 I..............................    12,644

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
            (CONTINUED)
 $ 1,601    6.00% 2032........................................  $  1,667
   8,488    6.50% 2028 -- 2032................................     8,993
                                                                --------
                                                                  33,884
                                                                --------
            Total U.S. government agencies
              (cost $158,391).................................  $160,450
                                                                --------
            Total U.S. government securities
              (cost $206,552).................................  $210,028
                                                                --------
            Total long-term investments
              (cost $525,362).................................  $536,008
                                                                --------
PRINCIPAL
 AMOUNT
---------
SHORT-TERM INVESTMENTS -- 12.8%
            FINANCE -- 8.3%
 $ 9,581    BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................  $  9,581
   9,582    RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................     9,582
  10,102    State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................    10,102
  19,163    UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................    19,163
                                                                --------
                                                                  48,428
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 4.5%
  76,828    Navigator Prime Portfolio.........................    76,828
                                                                --------
            Total short-term investments
              (cost $125,256).................................  $125,256
                                                                --------
            Total investments in securities
              (cost $650,618) O...............................  $661,264
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.94% of total net asset at October 31, 2004.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $650,821 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $12,084
      Unrealized depreciation.........................   (1,641)
                                                        -------
      Net unrealized appreciation.....................  $10,443
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  M Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of
     1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at October 31, 2004, was $22,979, which represents 3.95% of total net assets.

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

 X Variable rate securities; the yield reported is the rate in effect at October 31, 2004.

 Y The interest rate disclosed for these securities represents the effective yield on the date of acquisition.

  W The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at October 31, 2004.

 H   Security is fully or partially on loan at October 31, 2004.

  I The cost of securities purchased on a when-issued basis at October 31, 2004 was $30,188.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
            DESCRIPTION                     TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
            -----------                     -----------         ------         --------         ----------         --------------
Euro                                           Sell             $20,634        $20,474          1/26/2005              $(160)

@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD U.S. GOVERNMENT SECURITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
U.S. GOVERNMENT SECURITIES -- 17.8%
            OTHER DIRECT FEDERAL OBLIGATIONS -- 3.3%
            FEDERAL HOME LOAN BANK:
 $ 7,750    5.75% 2012........................................  $  8,545
                                                                --------
            U.S. TREASURY SECURITIES -- 14.5%
            NOTES:
  21,000    4.25% 2014 H......................................    21,371
  15,300    5.00% 2011........................................    16,522
                                                                --------
                                                                  37,893
                                                                --------
            Total U.S. government securities
              (cost $46,093)..................................  $ 46,438
                                                                --------
U.S. GOVERNMENT AGENCIES -- 80.3%
            FEDERAL HOME LOAN MORTGAGE CORPORATION -- 36.2%
            MORTGAGE BACKED SECURITIES:
   4,702    5.50% 2032........................................  $  4,803
   2,670    6.00% 2032........................................     2,768
     159    7.00% 2029 -- 2031................................       168
     203    9.00% 2022........................................       228
     115    11.50% 2015 -- 2019...............................       128
     126    11.75% 2010 -- 2011...............................       141
      30    12.50% 2019.......................................        33
                                                                --------
                                                                   8,269
                                                                --------
            NOTES:
  21,000    5.00% 2014........................................    21,825
  15,000    5.25% 2012........................................    15,370
   3,000    5.75% 2012........................................     3,301
   6,000    6.25% 2032........................................     6,877
                                                                --------
                                                                  47,373
                                                                --------
            REMIC -- PAC'S:
   7,000    5.50% 2029........................................     7,118
  30,413    6.50% 2031........................................    31,559
                                                                --------
                                                                  38,677
                                                                --------
                                                                  94,319
                                                                --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 30.2%
            MORTGAGE BACKED SECURITIES:
  13,689    5.50% 2015 -- 2032................................    13,995
   2,241    5.85% 2009........................................     2,399
   2,788    5.89% 2008........................................     2,989
   4,023    6.00% 2016 -- 2031................................     4,197
   1,347    6.01% 2009........................................     1,451
   2,647    6.36% 2008........................................     2,846
   1,505    6.50% 2013 -- 2015................................     1,599
   5,610    6.52% 2008........................................     6,033
   5,918    7.184% 2006.......................................     6,259
     174    7.50% 2030........................................       187
      42    8.00% 2025........................................        46
      59    8.50% 2022........................................        65
      43    9.00% 2020........................................        49
      74    9.75% 2020........................................        82
     200    10.00% 2020.......................................       225
      53    10.50% 2012 -- 2018...............................        60
      16    10.75% 2013.......................................        18
     362    11.00% 2015 -- 2020...............................       405

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION --
            (CONTINUED)
 $    63    11.25% 2013.......................................  $     69
      17    11.50% 2015.......................................        19
     541    2.00% 2011 -- 2014................................        61
     110    12.50% 2015.......................................       125
                                                                --------
                                                                  43,179
                                                                --------
            NOTES:
  17,500    6.25% 2029........................................    19,846
                                                                --------
            REMIC-PAC'S:
   5,000    5.00% 2022........................................     5,085
   9,904    6.50% 2012 -- 2032................................    10,561
                                                                --------
                                                                  15,646
                                                                --------
                                                                  78,671
                                                                --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 13.9%
            REMIC-PAC'S:
  17,400    6.00% 2030........................................    17,950
   8,000    6.50% 2032........................................     8,523
                                                                --------
                                                                  26,473
                                                                --------
            MORTGAGE BACKED SECURITIES:
     911    6.00% 2034........................................       948
   7,250    6.50% 2031 -- 2032................................     7,680
     117    7.00% 2030........................................       125
     211    8.00% 2017 -- 2022................................       232
     717    9.50% 2016 -- 2019................................       811
     521    1.00% 2015 -- 2018................................        60
                                                                --------
                                                                   9,856
                                                                --------
                                                                  36,329
                                                                --------
            Total U.S. government agencies
              (cost $205,568).................................  $209,319
                                                                --------
            Total long-term investments
              (cost $251,661).................................  $255,757
                                                                --------
SHORT-TERM INVESTMENTS -- 8.3%
            FINANCE -- 1.0%
     549    State Street Bank Repurchase Agreement,
              1.75%, 11-1-2004................................  $    549
     520    BNP Paribas Repurchase Agreement,
              1.77%, 11-1-2004................................       520
   1,040    UBS Warburg LLC Repurchase Agreement,
              1.77%, 11-1-2004................................     1,040
     520    RBS Greenwich Repurchase Agreement,
              1.77%, 11-1-2004................................       520
                                                                --------
                                                                   2,629
                                                                --------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 7.3%
  18,945    BNY Institutional Cash Reserve Fund...............    18,945
                                                                --------
            Total short-term investments
              (cost $21,574)..................................  $ 21,574
                                                                --------
            Total investments in securities
              (cost $273,235) O...............................  $277,331
                                                                ========

The accompanying notes are an integral part of this financial statement.

--------------------------------------------------------------------------------

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

  O At October 31, 2004, the cost of securities for federal income tax purposes is $273,235 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation..........................  $5,069
   Unrealized depreciation..........................    (973)
                                                      ------
   Net unrealized appreciation......................  $4,096
                                                      ======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 H   Security is fully or partially on loan at October 31, 2004.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of this financial statement.

 THE HARTFORD VALUE FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 98.0%
            BASIC MATERIALS -- 6.8%
     79     Alcoa, Inc. ......................................  $  2,561
     23     Dow Chemical Co. .................................     1,043
     45     DuPont (E.I.) de Nemours & Co. ...................     1,920
     19     Kimberly-Clark Corp. .............................     1,116
                                                                --------
                                                                   6,640
                                                                --------
            CAPITAL GOODS -- 5.8%
     12     General Dynamics Corp. ...........................     1,195
     11     Illinois Tool Works, Inc. ........................       997
     23     Rockwell Automation, Inc. ........................       942
    100     Teradyne, Inc. B..................................     1,649
     29     Tyco International Ltd. ..........................       913
                                                                --------
                                                                   5,696
                                                                --------
            CONSUMER CYCLICAL -- 7.9%
     40     Caterpillar, Inc. ................................     3,197
     56     Dollar General Corp. .............................     1,072
     27     General Motors Corp. .............................     1,029
     35     McDonald's Corp. .................................     1,012
     17     NIKE, Inc. Class B................................     1,399
                                                                --------
                                                                   7,709
                                                                --------
            CONSUMER STAPLES -- 4.5%
     40     Kellogg Co. ......................................     1,737
     35     PepsiCo, Inc. ....................................     1,730
     15     Weyerhaeuser Co. .................................       915
                                                                --------
                                                                   4,382
                                                                --------
            ENERGY -- 9.2%
     25     ConocoPhillips....................................     2,133
     98     Exxon Mobil Corp. ................................     4,809
     60     GlobalSantaFe Corp. ..............................     1,773
      7     Progress Energy, Inc. ............................       289
                                                                --------
                                                                   9,004
                                                                --------
            FINANCE -- 28.2%
     25     ACE Ltd. .........................................       955
     19     Anthem, Inc. B....................................     1,544
    106     Bank of America Corp. ............................     4,739
     12     Chubb Corp. ......................................       865
     97     Citigroup, Inc. ..................................     4,308
     24     Fannie Mae........................................     1,691
     21     Goldman Sachs Group, Inc. ........................     2,036
     47     J.P. Morgan Chase & Co. ..........................     1,811
     32     Morgan Stanley....................................     1,614
     70     National City Corp. ..............................     2,740
     15     PNC Financial Services Group, Inc. ...............       779
     27     Principal Financial Group, Inc. ..................     1,004

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     13     St. Paul Travelers Companies, Inc. ...............  $    428
     15     SunTrust Banks, Inc. .............................     1,049
     13     Washington Mutual, Inc. ..........................       517
     26     Wells Fargo & Co. ................................     1,547
                                                                --------
                                                                  27,627
                                                                --------
            HEALTH CARE -- 9.4%
     45     Baxter International, Inc. .......................     1,375
     47     CVS Corp. ........................................     2,060
     97     Pfizer, Inc. .....................................     2,798
     40     Watson Pharmaceuticals, Inc. B....................     1,116
     48     Wyeth.............................................     1,891
                                                                --------
                                                                   9,240
                                                                --------
            SERVICES -- 1.8%
     61     Comcast Corp. Class A B...........................     1,808
                                                                --------
            TECHNOLOGY -- 11.3%
     50     Applied Materials, Inc. B.........................       802
     19     Beckman Coulter, Inc. ............................     1,137
     55     BellSouth Corp. ..................................     1,475
     30     Emerson Electric Co. .............................     1,896
     26     Hewlett-Packard Co. ..............................       482
     42     Intel Corp. ......................................       933
     11     International Business Machines Corp. ............       960
     33     Lam Research Corp. B..............................       869
     45     SBC Communications, Inc. .........................     1,124
     87     Time Warner, Inc. B...............................     1,439
                                                                --------
                                                                  11,117
                                                                --------
            TRANSPORTATION -- 5.2%
     52     CSX Corp. ........................................     1,913
     33     Shell Transport & Trading Co. plc ADR.............     1,559
    105     Southwest Airlines Co. ...........................     1,654
                                                                --------
                                                                   5,126
                                                                --------
            UTILITIES -- 7.9%
     22     Dominion Resources, Inc. .........................     1,425
     21     Entergy Corp. ....................................     1,392
     58     Exelon Corp. .....................................     2,310
     17     PPL Corp. ........................................       889
     21     SCANA Corp. ......................................       761
     16     TXU Corp. ........................................       955
                                                                --------
                                                                   7,732
                                                                --------
            Total common stock
              (cost $88,990)..................................  $ 96,081
                                                                --------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

 PRINCIPAL                                                      MARKET
  AMOUNT                                                        VALUE U
-----------                                                    ---------
SHORT-TERM INVESTMENTS -- 4.9%
           FINANCE -- 4.9%
 $     358 ABN AMRO Joint Repurchase Agreement,
             1.78%, 11-1-2004................................  $     358
       925 CS First Boston Joint Repurchase Agreement,
             1.86%, 11-1-2004................................        925
        98 Deutsche Bank Securities Joint Repurchase
             Agreement,
             1.77%, 11-1-2004................................         98
       740 Deutsche Bank Securities Joint Repurchase
             Agreement,
             1.86%, 11-1-2004................................        740
       678 J.P. Morgan Chase Joint Repurchase Agreement,
             1.86%, 11-1-2004................................        678
       120 UBS Securities Joint Repurchase Agreement, 1.77%,
             11-1-2004.......................................        120
     1,850 UBS Securities Joint Repurchase Agreement,
             1.86%, 11-1-2004................................      1,850
                                                               ---------
           Total short-term investments
             (cost $4,769)...................................  $   4,769
                                                               ---------
           Total investments in securities
             (cost $93,759) O................................  $ 100,850

PRINCIPAL                                                        MARKET
 AMOUNT                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
                                                                ========

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 1.59% of total net asset at October 31, 2004.


    B  Currently non-income producing.

    O At October 31, 2004, the cost of securities for federal income tax purposes is $94,014 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

   Unrealized appreciation.........................  $ 8,687



   Unrealized depreciation.........................   (1,851)
                                                     -------



   Net unrealized appreciation.....................  $ 6,836
                                                     =======

 U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

 @@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD VALUE OPPORTUNITIES FUND

 SCHEDULE OF INVESTMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
COMMON STOCK -- 96.7%
            BASIC MATERIALS -- 7.7%
      9     Akzo Nobel N.V. IH................................  $   339
     17     Alcoa, Inc. ......................................      553
     10     Aracruz Celulose S.A. ADR.........................      344
     14     Engelhard Corp. ..................................      388
     15     International Steel Group, Inc. B.................      569
     44     Michelin (C.G.D.E.) Class B I.....................    2,412
     23     Pactiv Corp. B....................................      554
     91     Sappi Ltd. ADR....................................    1,324
     16     Smurfit-Stone Container Corp. B...................      281
                                                                -------
                                                                  6,764
                                                                -------
            CAPITAL GOODS -- 4.2%
     78     Axcelis Technologies, Inc. B......................      673
    111     Bombardier, Inc. Class B..........................      254
     14     IHC Caland N.V. I.................................      795
     60     Teradyne, Inc. B..................................      990
     30     Tyco International Ltd. ..........................      938
                                                                -------
                                                                  3,650
                                                                -------
            CONSUMER CYCLICAL -- 12.6%
      2     Blockbuster, Inc. Class A.........................       14
     52     CBRL Group, Inc. .................................    1,900
    101     Foot Locker, Inc. ................................    2,474
    513     Rinker Group Ltd. I...............................    3,336
     42     Ross Stores, Inc. ................................    1,098
     40     TJX Companies, Inc. ..............................      969
      3     Toll Brothers, Inc. B.............................      153
     48     WCI Communities, Inc. B...........................    1,121
                                                                -------
                                                                 11,065
                                                                -------
            CONSUMER STAPLES -- 1.4%
     22     Bunge Ltd. .......................................    1,026
      5     EnCana Corp. .....................................      224
                                                                -------
                                                                  1,250
                                                                -------
            ENERGY -- 7.0%
      9     Devon Energy Corp. ...............................      658
     23     GlobalSantaFe Corp. ..............................      670
     19     Marathon Oil Corp. ...............................      720
     21     Noble Corp. B.....................................      959
     39     OPTI Canada, Inc. B...............................      578
     14     Talisman Energy, Inc. ............................      371
     19     Total S.A. ADR....................................    1,960
      7     UGI Corp. ........................................      274
                                                                -------
                                                                  6,190
                                                                -------
            FINANCE -- 34.3%
     56     ACE Ltd. .........................................    2,143
      5     Aetna, Inc. ......................................      466
     22     AMBAC Financial Group, Inc. ......................    1,733
     30     Anthem, Inc. B....................................    2,404
    106     Apollo Investment Corp. ..........................    1,439
     71     Bank of America Corp. ............................    3,188
     38     CB Richard Ellis Group, Inc. Class A B............      974
     28     CIT Group, Inc. ..................................    1,115
     75     Citigroup, Inc. ..................................    3,322
     44     Fannie Mae........................................    3,059
     12     Freddie Mac.......................................      773

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
            FINANCE -- (CONTINUED)
     11     IndyMac Bancorp, Inc. ............................  $   348
     25     Metlife, Inc. ....................................      951
     46     National City Corp. ..............................    1,793
     10     North Fork Bancorp., Inc. ........................      459
     27     Platinum Underwriters Holdings Ltd. ..............      775
     16     Radian Group, Inc. ...............................      772
     15     Reinsurance Group of America......................      655
     40     RenaissanceRe Holdings Ltd. ADR...................    1,873
     38     Rent-A-Center, Inc. B.............................      909
     34     Royal Bank of Scotland Group plc I................    1,005
                                                                -------
                                                                 30,156
                                                                -------
            HEALTH CARE -- 8.3%
     33     Coventry Health Care, Inc. B......................    1,354
     19     GlaxoSmithKline plc ADR...........................      793
     61     Pfizer, Inc. .....................................    1,751
     28     Sanofi-Aventis S.A. ADR...........................    1,011
      2     Wellchoice, Inc. .................................       71
     58     Wyeth.............................................    2,316
                                                                -------
                                                                  7,296
                                                                -------
            SERVICES -- 4.2%
     35     BearingPoint, Inc. B..............................      305
     10     Comcast Corp. Class A B...........................      307
     60     Comcast Corp. Special Class A B...................    1,742
     43     Unisys Corp. B....................................      461
    115     UnitedGlobalCom, Inc. Class A B...................      860
                                                                -------
                                                                  3,675
                                                                -------
            TECHNOLOGY -- 12.2%
     49     Arrow Electronics, Inc. B.........................    1,162
     26     Cinram International, Inc. .......................      490
     75     Fairchild Semiconductor International, Inc. B.....    1,076
     34     Freescale Semiconductor, Inc. B...................      528
     58     Lam Research Corp. B..............................    1,520
     31     McLeod USA, Inc. Class A B........................       10
     56     Microsoft Corp. ..................................    1,567
     29     Nextel Communications, Inc. Class A B.............      779
     20     QLogic Corp. B....................................      636
     87     Time Warner, Inc. B...............................    1,448
     20     Varian Semiconductor Equipment
              Associates, Inc. B..............................      692
     60     Vishay Intertechnology, Inc. B....................      775
                                                                -------
                                                                 10,683
                                                                -------
            TRANSPORTATION -- 3.5%
     56     AMR Corp. BH......................................      432
     54     Continental Airlines, Inc. Class B BH.............      505
     34     Pinnacle Airlines Corp. B.........................      364
     31     United Defense Industries, Inc. B.................    1,256
     14     USF Corp. ........................................      516
                                                                -------
                                                                  3,073
                                                                -------
            UTILITIES -- 1.3%
     19     TXU Corp. ........................................    1,133
                                                                -------
            Total common stock
              (cost $75,011)..................................  $84,935
                                                                -------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                 MARKET
 SHARES                                                         VALUE U
---------                                                       --------
PREFERRED STOCKS -- 0.9%
            ENERGY -- 0.9%
     25     Petroleo Brasileiro S.A. ADR......................  $   808
                                                                -------
            Total Preferred Stocks
              (Cost $615).....................................  $   808
                                                                -------
            Total Long-Term Investments
              (Cost $75,626)..................................  $85,743
                                                                -------
PRINCIPAL
AMOUNT
---------
SHORT-TERM INVESTMENTS -- 3.0%
            FINANCE -- 1.8%
 $  117     ABN AMRO Joint Repurchase Agreement, 1.78%,
              11-1-2004.......................................  $   117
    304     CS First Boston Joint Repurchase Agreement, 1.86%,
              11-1-2004.......................................      304
     32     Deutsche Bank Securities Joint Repurchase
              Agreement,
              1.77%, 11-1-2004................................       32
    243     Deutsche Bank Securities Joint Repurchase
              Agreement, 1.86%, 11-1-2004.....................      243
    223     J.P. Morgan Chase Joint Repurchase Agreement,
              1.86%, 11-1-2004................................      223
     39     UBS Securities Joint Repurchase Agreement, 1.77%,
              11-1-2004.......................................       39
    607     UBS Securities Joint Repurchase Agreement, 1.86%,
              11-1-2004.......................................      607
                                                                -------
                                                                  1,565
                                                                -------
SHARES
---------
            SECURITIES PURCHASED WITH PROCEEDS FROM SECURITY
            LENDING -- 1.2%
  1,088     BNY Institutional Cash Reserve Fund...............  $ 1,088
                                                                -------
            Total Short-Term Investments
              (Cost $2,653)...................................  $ 2,653
                                                                -------
            Total Investments in Securities
              (Cost $78,279) O................................  $88,396
                                                                =======

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

      Market value of investments in foreign securities represents 18.27% of total net asset at October 31, 2004.
  B  Currently non-income producing.
  O At October 31, 2004, the cost of securities for federal income tax purposes is $78,512 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation.........................  $11,748
      Unrealized depreciation.........................   (1,864)
                                                        -------
      Net unrealized appreciation.....................  $ 9,884
                                                        =======

  U See Note 2b of accompanying Notes to Financial Statements regarding valuation of securities.

  I Securities valued in good faith at fair value by, or under the direction of, the Funds' Board of Directors. The aggregate value of these securities at October 31, 2004, was $7,887, which represents 8.98% of total net assets.

 H   Security is fully or partially on loan at October 31, 2004.

       FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT OCTOBER 31, 2004

                                                                                                                     UNREALIZED
                                                                MARKET         CONTRACT          DELIVERY           APPRECIATION
DESCRIPTION                                 TRANSACTION         VALUE           AMOUNT             DATE            (DEPRECIATION)
-----------                                 -----------         ------         --------         ----------         --------------
Canadian Dollar                                                                                                         $@@
                                                Buy              $85             $85            11/02/2004         --------------


@@ Due to the presentation of the financial statements in thousands, the number or shares and/or dollars round to zero.

The accompanying notes are an integral part of these financial statements.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 2004 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                    AGGRESSIVE GROWTH
                                                              ADVISERS FUND         ALLOCATION FUND*
                                                              -------------         -----------------
ASSETS:
 Investments in securities, at value;@ (Note 2b)............  $  2,615,938            $      21,758
 Cash.......................................................            --                       --
 Foreign currency on deposit with custodian#................         1,001                       --
 Unrealized appreciation on forward foreign currency
   contracts................................................            --                       --
 Receivables:
   Investment securities sold...............................        12,410                       --
   Fund shares sold.........................................         1,545                      950
   Dividends and interest...................................         8,830                       --
   Variation margin.........................................            --                       --
 Other assets...............................................           157                       10
                                                              -------------           -------------
Total assets................................................     2,639,881                   22,718
                                                              -------------           -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................            --                       --
 Bank overdraft.............................................            23                       --
 Payable upon return of securities loaned (Note 2d).........       151,288                       --
 Payables:
   Investment securities purchased..........................        23,647                      320
   Fund shares redeemed.....................................         4,634                       16
   Dividends................................................            --                       --
   Investment advisory and management fees (Note 3).........           257                        1
   Distribution fees (Note 3)...............................           223                        2
   Variation margin.........................................            62                       --
 Accrued expenses...........................................           686                        8
                                                              -------------           -------------
Total liabilities...........................................       180,820                      347
                                                              -------------           -------------
Net assets..................................................  $  2,459,061            $      22,371
                                                              =============           =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $  2,658,771            $      21,516
Accumulated undistributed (distribution in excess of) net
 investment income..........................................         7,039                       --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................      (315,563)                      (7)
Unrealized appreciation (depreciation) of investments and
 the translation of assets and liabilities denominated in
 foreign currency...........................................       108,814                      862
                                                              -------------           -------------
Net assets..................................................  $  2,459,061            $      22,371
                                                              =============           =============
Shares authorized...........................................       760,000                  300,000
                                                              -------------           -------------
Par value...................................................  $      0.001            $       0.001
                                                              -------------           -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $14.57/$15.42           $10.38/$10.98
                                                              -------------           -------------
       Shares outstanding...................................       105,655                    1,196
                                                              -------------           -------------
       Net assets...........................................  $  1,539,264            $      12,415
                                                              -------------           -------------
CLASS B: Net asset value per share..........................  $      14.43            $       10.35
                                                              -------------           -------------
        Shares outstanding..................................        38,157                      438
                                                              -------------           -------------
        Net assets..........................................  $    550,499            $       4,532
                                                              -------------           -------------
CLASS C: Net asset value per share/Maximum offering price
         per share..........................................  $14.56/$14.71           $10.35/$10.45
                                                              -------------           -------------
       Shares outstanding...................................        24,426                      524
                                                              -------------           -------------
       Net assets...........................................  $    355,711            $       5,424
                                                              -------------           -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................            --                       --
                                                              -------------           -------------
       Shares outstanding...................................            --                       --
                                                              -------------           -------------
       Net assets...........................................
                                                              -------------           -------------
CLASS H: Net asset value per share..........................            --                       --
                                                              -------------           -------------
       Shares outstanding...................................            --                       --
                                                              -------------           -------------
       Net assets...........................................
                                                              -------------           -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................            --                       --
                                                              -------------           -------------
       Shares outstanding...................................            --                       --
                                                              -------------           -------------
       Net assets...........................................
                                                              -------------           -------------
CLASS M: Net asset value per share..........................            --                       --
                                                              -------------           -------------
        Shares outstanding..................................            --                       --
                                                              -------------           -------------
        Net assets..........................................
                                                              -------------           -------------
CLASS N: Net asset value per share..........................            --                       --
                                                              -------------           -------------
       Shares outstanding...................................            --                       --
                                                              -------------           -------------
       Net assets...........................................
                                                              -------------           -------------
CLASS Y: Net asset value per share..........................  $      14.72                       --
                                                              -------------           -------------
       Shares outstanding...................................           923                       --
                                                              -------------           -------------
       Net assets...........................................  $     13,587
                                                              -------------           -------------
CLASS Z: Net asset value per share..........................            --                       --
                                                              -------------           -------------
       Shares outstanding...................................            --                       --
                                                              -------------           -------------
       Net assets...........................................
                                                              -------------           -------------
@ Cost of securities........................................  $  2,507,098            $      20,896
                                                              -------------           -------------
@ Market value of securities on loan........................  $    148,635            $          --
                                                              -------------           -------------
 # Cost of foreign currency on deposit with custodian.......  $         --            $          --
                                                              -------------           -------------

* Relates to investments in affiliated investment companies.

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

      The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

    BALANCED ALLOCATION   CAPITAL APPRECIATION   CONSERVATIVE ALLOCATION   DISCIPLINED EQUITY   DIVIDEND AND    EQUITY INCOME
           FUND                   FUND                    FUND                    FUND           GROWTH FUND        FUND
    -------------------   --------------------   -----------------------   ------------------   -------------   -------------
       $     113,609         $   7,340,765            $      48,828          $     346,059      $   2,541,244   $     271,662
                  --                    --                       --                    401                282              56
                  --                 3,303                       --                     --                 --              --
                  --                18,506                       --                     --                 --              --
                  --                58,767                       --                  1,559              9,240             699
               5,094                25,408                    1,450                    348              4,276           2,002
                   3                 7,643                        2                    350              3,444             512
                  --                    --                       --                     17                 --              --
                  18                   347                        7                     69                137              45
       -------------         -------------            -------------          -------------      -------------   -------------
             118,724             7,454,739                   50,287                348,803          2,558,623         274,976
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                23,100                       --                     --                 --              --
                  --                10,832                       --                     --                 --              --
                  --               233,186                       --                     --             36,615              --
               2,124                75,094                      510                  1,839             11,771              --
                  22                 7,980                       42                    620              4,242             178
                  --                    --                       --                     --                 --              --
                   4                   767                        2                     45                261              36
                  10                   658                        4                     26                187              20
                  --                    --                       --                     --                 --              --
                  16                 2,324                        8                    155                674              60
       -------------         -------------            -------------          -------------      -------------   -------------
               2,176               353,941                      566                  2,685             53,750             294
       -------------         -------------            -------------          -------------      -------------   -------------
       $     116,548         $   7,100,798            $      49,721          $     346,118      $   2,504,873   $     274,682
       =============         =============            =============          =============      =============   =============
       $     113,699         $   6,355,774            $      48,769          $     431,260      $   2,236,965   $     264,688
                  42                 4,579                       45                    391              3,070             613
                  @@              (182,661)                      @@               (111,406)            20,280             564
               2,807               923,106                      907                 25,873            244,558           8,817
       -------------         -------------            -------------          -------------      -------------   -------------
       $     116,548         $   7,100,798            $      49,721          $     346,118      $   2,504,873   $     274,682
       =============         =============            =============          =============      =============   =============
             300,000               620,000                  300,000                300,000            500,000         300,000
       -------------         -------------            -------------          -------------      -------------   -------------
       $       0.001         $       0.001            $       0.001          $       0.001      $       0.001   $       0.001
       -------------         -------------            -------------          -------------      -------------   -------------
       $10.30/$10.90         $30.80/$32.59            $10.27/$10.87          $10.67/$11.29      $17.79/$18.83   $11.28/$11.94
       -------------         -------------            -------------          -------------      -------------   -------------
               6,533               136,478                    3,303                 22,580            103,336          18,784
       -------------         -------------            -------------          -------------      -------------   -------------
       $      67,293         $   4,203,178            $      33,921          $     241,014      $   1,838,567   $     211,826
       -------------         -------------            -------------          -------------      -------------   -------------
       $       10.28         $       28.82            $       10.26          $       10.20      $       17.56   $       11.26
       -------------         -------------            -------------          -------------      -------------   -------------
               1,833                49,701                      487                  4,368             18,197           1,638
       -------------         -------------            -------------          -------------      -------------   -------------
       $      18,841         $   1,432,121            $       4,993          $      44,561      $     319,512   $      18,438
       -------------         -------------            -------------          -------------      -------------   -------------
       $10.28/$10.38         $28.88/$29.17            $10.26/$10.36          $10.22/$10.32      $17.53/$17.71   $11.27/$11.38
       -------------         -------------            -------------          -------------      -------------   -------------
               2,959                46,716                    1,053                  4,009             15,840           3,909
       -------------         -------------            -------------          -------------      -------------   -------------
       $      30,414         $   1,348,972            $      10,807          $      40,965      $     277,706   $      44,043
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
                  --         $       32.29                       --          $       10.99      $       17.97   $       11.33
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                 3,608                       --                  1,782              3,844              33
       -------------         -------------            -------------          -------------      -------------   -------------
                             $     116,527                                   $      19,578      $      69,088   $         375
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
                  --                    --                       --                     --                 --              --
       -------------         -------------            -------------          -------------      -------------   -------------
       -------------         -------------            -------------          -------------      -------------   -------------
       $     110,802         $   6,413,374            $      47,921          $     320,277      $   2,296,686   $     262,845
       -------------         -------------            -------------          -------------      -------------   -------------
       $          --         $     222,275            $          --          $          --      $      35,666   $          --
       -------------         -------------            -------------          -------------      -------------   -------------
       $          --         $       3,085            $          --          $          --      $          --   $          --
       -------------         -------------            -------------          -------------      -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      GLOBAL
                                                                                  COMMUNICATIONS
                                                              FOCUS FUND               FUND
                                                              -----------         --------------
ASSETS:
 Investments in securities, at value;@ (Note 2b)............  $  109,474           $    11,806
 Cash.......................................................          @@                     1
 Foreign currency on deposit with custodian#................          --                    @@
 Unrealized appreciation on forward foreign currency
   contracts................................................          --                    --
 Receivables:
   Investment securities sold...............................       3,620                    23
   Fund shares sold.........................................          50                    22
   Dividends and interest...................................         178                    35
   Variation margin.........................................          --                    --
 Other assets...............................................           9                    25
                                                              -----------          -----------
Total assets................................................     113,331                11,912
                                                              -----------          -----------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................          --                    @@
 Bank overdraft.............................................          --                    --
 Payable upon return of securities loaned (Note 2d).........          --                    --
 Payables:
   Investment securities purchased..........................       2,526                    --
   Fund shares redeemed.....................................         199                    11
   Dividends................................................          --                    --
   Investment advisory and management fees (Note 3).........          18                     2
   Distribution fees (Note 3)...............................          10                     1
   Variation margin.........................................          --                    --
 Accrued expenses...........................................          40                    11
 Other liabilities..........................................          --                    --
                                                              -----------          -----------
Total liabilities...........................................       2,793                    25
                                                              -----------          -----------
Net assets..................................................  $  110,538           $    11,887
                                                              ===========          ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $  127,750           $    15,649
Accumulated undistributed (distribution in excess of) net
 investment income..........................................          --                    94
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................     (18,339)               (5,225)
Unrealized appreciation (depreciation) of investments and
 the translation of assets and liabilities denominated in
 foreign currency...........................................       1,127                 1,369
                                                              -----------          -----------
Net assets..................................................  $  110,538           $    11,887
                                                              ===========          ===========
Shares authorized...........................................     300,000               300,000
                                                              -----------          -----------
Par value...................................................  $    0.001           $     0.001
                                                              -----------          -----------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $9.14/$9.67          $5.48/$5.80
                                                              -----------          -----------
       Shares outstanding...................................       7,357                 1,628
                                                              -----------          -----------
       Net Assets...........................................  $   67,212           $     8,929
                                                              -----------          -----------
CLASS B: Net asset value per share..........................  $     8.92           $      5.34
                                                              -----------          -----------
        Shares outstanding..................................       2,088                   278
                                                              -----------          -----------
        Net Assets..........................................  $   18,610           $     1,482
                                                              -----------          -----------
CLASS C: Net asset value per share/Maximum offering price
         per share..........................................  $8.92/$9.01          $5.33/$5.38
                                                              -----------          -----------
       Shares outstanding...................................       2,680                   245
                                                              -----------          -----------
       Net Assets...........................................  $   23,901           $     1,306
                                                              -----------          -----------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................          --                    --
                                                              -----------          -----------
       Shares outstanding...................................          --                    --
                                                              -----------          -----------
       Net Assets...........................................          --                    --
                                                              -----------          -----------
CLASS H: Net asset value per share..........................          --                    --
                                                              -----------          -----------
       Shares outstanding...................................          --                    --
                                                              -----------          -----------
       Net Assets...........................................          --                    --
                                                              -----------          -----------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................          --                    --
                                                              -----------          -----------
       Shares outstanding...................................          --                    --
                                                              -----------          -----------
       Net Assets...........................................          --                    --
                                                              -----------          -----------
CLASS M: Net asset value per share..........................          --                    --
                                                              -----------          -----------
        Shares outstanding..................................          --                    --
                                                              -----------          -----------
        Net Assets..........................................          --                    --
                                                              -----------          -----------
CLASS N: Net asset value per share..........................          --                    --
                                                              -----------          -----------
       Shares outstanding...................................          --                    --
                                                              -----------          -----------
       Net Assets...........................................          --                    --
                                                              -----------          -----------
CLASS Y: Net asset value per share..........................  $     9.28           $      5.60
                                                              -----------          -----------
       Shares outstanding...................................          88                    30
                                                              -----------          -----------
       Net Assets...........................................  $      815           $       170
                                                              -----------          -----------
CLASS Z: Net asset value per share..........................          --                    --
                                                              -----------          -----------
       Shares outstanding...................................          --                    --
                                                              -----------          -----------
       Net Assets...........................................          --                    --
                                                              -----------          -----------
@ Cost of securities........................................  $  108,347           $    10,437
                                                              -----------          -----------
@ Market value of securities on loan........................  $       --           $        --
                                                              -----------          -----------
 # Cost of foreign currency on deposit with custodian.......  $       --           $
                                                              -----------          -----------

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

      The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                          GLOBAL         GROWTH
    GLOBAL FINANCIAL   GLOBAL HEALTH   GLOBAL LEADERS   TECHNOLOGY     ALLOCATION
     SERVICES FUND         FUND             FUND           FUND           FUND         GROWTH FUND
     -------------     -------------   --------------   -----------   -------------   -------------
     $      20,264     $    329,758    $     838,057    $    60,372   $      76,579   $     915,813
                --               @@                2              3              --               1
                --               --              832             18              --              --
                --               --                7             --              --              --
               214               34           36,409          2,711              --           8,844
                 2            1,462            1,195             40           3,200           3,681
                25              260              472              3              --             307
                --               --               --             --              --              --
                16              291              196            212              20             312
     -------------     -------------   -------------    -----------   -------------   -------------
            20,521          331,805          877,170         63,359          79,799         928,958
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --                1             --              --              --
                 1               --               --             --              --              --
             1,204           31,103          135,193            705              --          67,044
               223              717           37,974          2,946           1,070          25,067
                19              377            1,041            169              27             908
                --               --               --             --              --              --
                 3               49               94              9               2             102
                 2               29               52              7               7              52
                --               --               --             --              --              --
                15              134              314             50              --             195
                --               --               --             --              16              --
     -------------     -------------   -------------    -----------   -------------   -------------
             1,467           32,409          174,669          3,886           1,122          93,368
     -------------     -------------   -------------    -----------   -------------   -------------
     $      19,054     $    299,396    $     702,501    $    59,473   $      78,677   $     835,590
     =============     =============   =============    ===========   =============   =============
     $      18,388     $    269,633    $     673,578    $   117,693   $      76,242   $     813,440
               185               --                1             --              --              --
            (1,423)          14,794          (66,715)       (61,735)             @@         (73,099)
             1,904           14,969           95,637          3,515           2,435          95,249
     -------------     -------------   -------------    -----------   -------------   -------------
     $      19,054     $    299,396    $     702,501    $    59,473   $      78,677   $     835,590
     =============     =============   =============    ===========   =============   =============
           300,000          300,000          300,000        300,000         300,000      21,000,000
     -------------     -------------   -------------    -----------   -------------   -------------
     $       0.001     $      0.001    $       0.001    $     0.001   $       0.001   $      0.0001
     -------------     -------------   -------------    -----------   -------------   -------------
     $10.44/$11.05     $15.00/$15.87   $16.49/$17.45    $4.42/$4.68   $10.36/$10.96   $16.19/$17.13
     -------------     -------------   -------------    -----------   -------------   -------------
             1,237           11,376           28,259          7,102           4,177          23,731
     -------------     -------------   -------------    -----------   -------------   -------------
     $      12,910     $    170,672    $     466,013    $    31,418   $      43,279   $     384,160
     -------------     -------------   -------------    -----------   -------------   -------------
     $       10.26     $      14.50    $       15.77    $      4.28   $       10.34   $       14.49
     -------------     -------------   -------------    -----------   -------------   -------------
               297            4,553            5,717          3,035           1,372           2,238
     -------------     -------------   -------------    -----------   -------------   -------------
     $       3,043     $     66,035    $      90,179    $    12,978   $      14,177   $      32,440
     -------------     -------------   -------------    -----------   -------------   -------------
     $10.26/$10.36     $14.51/$14.66   $15.84/$16.00    $4.28/$4.32   $10.33/$10.43   $14.50/$14.65
     -------------     -------------   -------------    -----------   -------------   -------------
               240            4,231            5,526          3,247           2,053           3,281
     -------------     -------------   -------------    -----------   -------------   -------------
     $       2,459     $     61,390    $      87,518    $    13,891   $      21,221   $      47,575
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $       14.59
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --           1,613
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $      23,527
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $16.32/$17.13
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --          19,006
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $     310,084
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $       14.57
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --           1,477
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $      21,522
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $       14.57
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --             299
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --   $       4,356
     -------------     -------------   -------------    -----------   -------------   -------------
     $       10.55     $      15.41    $       17.06    $      4.51              --   $       16.42
     -------------     -------------   -------------    -----------   -------------   -------------
                61               84            3,447            263              --             727
     -------------     -------------   -------------    -----------   -------------   -------------
     $         642     $      1,299    $      58,791    $     1,186              --   $      11,926
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
                --               --               --             --              --              --
     -------------     -------------   -------------    -----------   -------------   -------------
     $      18,360     $    314,795    $     742,508    $    56,857   $      74,144   $     820,564
     -------------     -------------   -------------    -----------   -------------   -------------
     $       1,143     $     30,128    $     130,036    $       668   $          --   $      65,543
     -------------     -------------   -------------    -----------   -------------   -------------
     $          --     $         --    $         804    $        17   $          --   $          --
     -------------     -------------   -------------    -----------   -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 GROWTH
                                                              OPPORTUNITIES         HIGH YIELD
                                                                  FUND                 FUND
                                                              -------------         -----------
ASSETS:
 Investments in securities, at value;@ (Note 2b)............  $     748,954         $   439,387
 Cash.......................................................             --                 271
 Foreign currency on deposit with custodian#................             --                 276
 Unrealized appreciation on forward foreign currency
   contracts................................................             --                  --
 Receivables:
   Investment securities sold...............................         17,349               3,952
   Fund shares sold.........................................            522               1,635
   Dividends and interest...................................            161               8,365
   Variation margin.........................................             --                  --
 Other assets...............................................            103                  26
                                                              -------------         -----------
Total assets................................................        767,089             453,912
                                                              -------------         -----------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                  --
 Bank overdraft.............................................          3,206                  --
 Payable upon return of securities loaned (Note 2d).........         61,870              46,995
 Payables:
   Investment securities purchased..........................            491               6,034
   Fund shares redeemed.....................................            568                 666
   Dividends................................................             --                 408
   Investment advisory and management fees (Note 3).........             87                  49
   Distribution fees (Note 3)...............................             39                  34
   Variation margin.........................................             --                  --
 Accrued expenses...........................................            104                 116
 Other liabilities..........................................             --                 191
                                                              -------------         -----------
Total liabilities...........................................         66,365              54,493
                                                              -------------         -----------
Net assets..................................................  $     700,724         $   399,419
                                                              =============         ===========
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $     667,383         $   466,703
Accumulated undistributed (distribution in excess of) net
 investment income..........................................             --                 362
Accumulated net realized gain on investments and foreign
 currency transactions......................................        (76,749)            (85,612)
Unrealized appreciation (depreciation) of investments and
 the translation of assets and liabilities denominated in
 foreign currency...........................................        110,090              17,966
                                                              -------------         -----------
Net assets..................................................  $     700,724         $   399,419
                                                              =============         ===========
Shares authorized...........................................     19,250,000             300,000
                                                              -------------         -----------
Par value...................................................  $      0.0001         $     0.001
                                                              -------------         -----------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $23.49/$24.86         $8.18/$8.57
                                                              -------------         -----------
       Shares outstanding...................................          2,326              30,236
                                                              -------------         -----------
       Net Assets...........................................  $      54,652         $   247,364
                                                              -------------         -----------
CLASS B: Net asset value per share..........................  $       20.77         $      8.17
                                                              -------------         -----------
        Shares outstanding..................................            555               7,832
                                                              -------------         -----------
        Net Assets..........................................  $      11,518         $    63,972
                                                              -------------         -----------
CLASS C: Net asset value per share/Maximum offering price
         per share..........................................  $20.77/$20.98         $8.17/$8.25
                                                              -------------         -----------
       Shares outstanding...................................            573               8,768
                                                              -------------         -----------
       Net Assets...........................................  $      11,899         $    71,673
                                                              -------------         -----------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................             --                  --
                                                              -------------         -----------
       Shares outstanding...................................             --                  --
                                                              -------------         -----------
       Net Assets...........................................             --                  --
                                                              -------------         -----------
CLASS H: Net asset value per share..........................  $       20.92                  --
                                                              -------------         -----------
       Shares outstanding...................................          1,879                  --
                                                              -------------         -----------
       Net Assets...........................................  $      39,300                  --
                                                              -------------         -----------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $23.71/$24.89                  --
                                                              -------------         -----------
       Shares outstanding...................................         21,852                  --
                                                              -------------         -----------
       Net Assets...........................................  $     518,009                  --
                                                              -------------         -----------
CLASS M: Net asset value per share..........................  $       20.89                  --
                                                              -------------         -----------
        Shares outstanding..................................          1,073                  --
                                                              -------------         -----------
        Net Assets..........................................  $      22,404                  --
                                                              -------------         -----------
CLASS N: Net asset value per share..........................  $       20.89                  --
                                                              -------------         -----------
       Shares outstanding...................................            237                  --
                                                              -------------         -----------
       Net Assets...........................................  $       4,955                  --
                                                              -------------         -----------
CLASS Y: Net asset value per share..........................  $       23.82         $      8.17
                                                              -------------         -----------
       Shares outstanding...................................            201               2,008
                                                              -------------         -----------
       Net Assets...........................................  $       4,792         $    16,410
                                                              -------------         -----------
CLASS Z: Net asset value per share..........................  $       24.66                  --
                                                              -------------         -----------
       Shares outstanding...................................          1,346                  --
                                                              -------------         -----------
       Net Assets...........................................  $      33,195                  --
                                                              -------------         -----------
@ Cost of securities........................................  $     638,864         $   421,252
                                                              -------------         -----------
@ Market value of securities on loan........................  $      57,173         $    46,057
                                                              -------------         -----------
 # Cost of foreign currency on deposit with custodian.......  $          --         $       264
                                                              -------------         -----------

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

      The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                            INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
    INCOME ALLOCATION                   INFLATION PLUS   CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY
          FUND           INCOME FUND         FUND                FUND               FUND            FUND
    -----------------   -------------   --------------   --------------------   -------------   -------------
      $      16,328     $      40,165   $     753,739       $     116,495       $     158,659   $     100,854
                 --                17           3,712                  --                   1               1
                 --                 1              --                  14                  82               9
                 --                --              --                   2                   1             362
                 --                81           4,489               2,263               6,767           1,386
                869               113           4,854               1,597                 120              56
                  3               538           4,689                  50                 172             210
                 --                --              --                  --                  --              --
                  6                 6              40                  68                 214              33
      -------------     -------------   -------------       -------------       -------------   -------------
             17,206            40,921         771,523             120,489             166,016         102,911
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                 114             751
                 --                --              --                 762                  --              --
                 --                --              --              15,711              30,806          16,369
                 81               148           3,711               3,126               3,633           5,496
                  2                36           2,209                 132                 664              63
                  8                24             324                  --                  --              --
                  1                 4              73                  16                  18              13
                  1                 3              85                   6                  11               3
                 --                --              --                  --                  --              --
                  4                13             161                  36                  84              35
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 97               228           6,563              19,789              35,330          22,730
      -------------     -------------   -------------       -------------       -------------   -------------
      $      17,109     $      40,693   $     764,960       $     100,700       $     130,686   $      80,181
      =============     =============   =============       =============       =============   =============
      $      17,018     $      39,444   $     742,124       $      90,304       $     158,407   $      70,468
                  1                17             293                  --                 109             584
                  1               160           3,655                (648)            (40,402)          8,308
                 89             1,072          18,888              11,044              12,572             821
      -------------     -------------   -------------       -------------       -------------   -------------
      $      17,109     $      40,693   $     764,960       $     100,700       $     130,686   $      80,181
      =============     =============   =============       =============       =============   =============
            300,000           300,000         400,000             300,000             300,000         300,000
      -------------     -------------   -------------       -------------       -------------   -------------
      $       0.001     $       0.001   $       0.001       $       0.001       $       0.001   $       0.001
      -------------     -------------   -------------       -------------       -------------   -------------
      $10.15/$10.63     $10.72/$11.23   $10.95/$11.47       $11.59/$12.26       $11.22/$11.87   $13.44/$14.22
      -------------     -------------   -------------       -------------       -------------   -------------
              1,039             2,759          28,661               4,318               7,787           1,781
      -------------     -------------   -------------       -------------       -------------   -------------
      $      10,539     $      29,580   $     313,961       $      50,051       $      87,348   $      23,934
      -------------     -------------   -------------       -------------       -------------   -------------
      $       10.14     $       10.72   $       10.96       $       11.32       $       10.64   $       13.23
      -------------     -------------   -------------       -------------       -------------   -------------
                167               516           9,848                 793               2,191             282
      -------------     -------------   -------------       -------------       -------------   -------------
      $       1,690     $       5,541   $     107,964       $       8,968       $      23,301   $       3,726
      -------------     -------------   -------------       -------------       -------------   -------------
      $10.14/$10.24     $10.74/$10.85   $10.96/$11.07       $11.32/$11.43       $10.57/$10.68   $13.12/$13.25
      -------------     -------------   -------------       -------------       -------------   -------------
                481               518          29,204               1,140               1,490             768
      -------------     -------------   -------------       -------------       -------------   -------------
      $       4,880     $       5,562   $     319,990       $      12,906       $      15,749   $      10,072
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --     $       10.72   $       10.97       $       11.72       $       11.53   $       13.54
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                 1           2,100               2,454                 372           3,134
      -------------     -------------   -------------       -------------       -------------   -------------
                 --     $          10   $      23,045       $      28,775       $       4,288   $      42,449
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
                 --                --              --                  --                  --              --
      -------------     -------------   -------------       -------------       -------------   -------------
      $      16,239     $      39,093   $     734,851       $     105,456       $     146,004   $      99,658
      -------------     -------------   -------------       -------------       -------------   -------------
      $          --     $          --   $          --       $      15,107       $      29,251   $      15,428
      -------------     -------------   -------------       -------------       -------------   -------------
      $          --     $           1   $          --       $          15       $          78   $          94
      -------------     -------------   -------------       -------------       -------------   -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                       MIDCAP
                                                               MIDCAP FUND           VALUE FUND
                                                              -------------         -------------
ASSETS:
 Investments in securities, at value;@ (Note 2b)............  $  2,841,566          $     410,828
 Cash.......................................................            @@                     @@
 Foreign currency on deposit with custodian#................            @@                     --
 Unrealized appreciation on forward foreign currency
   contracts................................................            --                     --
 Receivables:
   Investment securities sold...............................        13,487                  5,282
   Fund shares sold.........................................         1,271                     93
   Dividends and interest...................................           861                     76
   Variation margin.........................................            --                     --
 Other assets...............................................           167                    222
                                                              -------------         -------------
Total assets................................................     2,857,352                416,501
                                                              -------------         -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             7                     @@
 Bank overdraft.............................................            --                    170
 Payable upon return of securities loaned (Note 2d).........       267,426                  2,701
 Payables:
   Investment securities purchased..........................        13,226                  2,191
   Fund shares redeemed.....................................         2,962                    856
   Dividends................................................            --                     --
   Investment advisory and management fees (Note 3).........           310                     57
   Distribution fees (Note 3)...............................           226                     35
   Variation margin.........................................            --                     --
 Accrued expenses...........................................           767                    154
 Other liabilities..........................................            --                     --
                                                              -------------         -------------
Total liabilities...........................................       284,924                  6,164
                                                              -------------         -------------
Net assets..................................................  $  2,572,428          $     410,337
                                                              =============         =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $  2,053,707          $     339,568
Accumulated undistributed (distribution in excess of) net
 investment income..........................................            --                     --
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................        50,329                 30,463
Unrealized appreciation (depreciation) of investments and
 the translation of assets and liabilities denominated in
 foreign currency...........................................       468,392                 40,306
                                                              -------------         -------------
Net assets..................................................  $  2,572,428          $     410,337
                                                              =============         =============
Shares authorized...........................................       460,000                300,000
                                                              -------------         -------------
Par value...................................................  $      0.001          $       0.001
                                                              -------------         -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $22.61/$23.93         $12.89/$13.64
                                                              -------------         -------------
       Shares outstanding...................................        68,336                 21,729
                                                              -------------         -------------
       Net Assets...........................................  $  1,544,968          $     280,173
                                                              -------------         -------------
CLASS B: Net asset value per share..........................  $      21.47          $       12.59
                                                              -------------         -------------
        Shares outstanding..................................        20,436                  4,812
                                                              -------------         -------------
        Net Assets..........................................  $    438,658          $      60,558
                                                              -------------         -------------
CLASS C: Net asset value per share/Maximum offering price
         per share..........................................  $21.52/$21.74         $12.59/$12.72
                                                              -------------         -------------
       Shares outstanding...................................        22,504                  5,333
                                                              -------------         -------------
       Net Assets...........................................  $    484,268          $      67,132
                                                              -------------         -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................            --                     --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net Assets...........................................            --                     --
                                                              -------------         -------------
CLASS H: Net asset value per share..........................            --                     --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net Assets...........................................            --                     --
                                                              -------------         -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................            --                     --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net Assets...........................................            --                     --
                                                              -------------         -------------
CLASS M: Net asset value per share..........................            --                     --
                                                              -------------         -------------
        Shares outstanding..................................            --                     --
                                                              -------------         -------------
        Net Assets..........................................            --                     --
                                                              -------------         -------------
CLASS N: Net asset value per share..........................            --                     --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net Assets...........................................            --                     --
                                                              -------------         -------------
CLASS Y: Net asset value per share..........................  $      23.43          $       13.11
                                                              -------------         -------------
       Shares outstanding...................................         4,462                    189
                                                              -------------         -------------
       Net Assets...........................................  $    104,534          $       2,474
                                                              -------------         -------------
CLASS Z: Net asset value per share..........................            --                     --
                                                              -------------         -------------
       Shares outstanding...................................            --                     --
                                                              -------------         -------------
       Net Assets...........................................            --                     --
                                                              -------------         -------------
@ Cost of securities........................................  $  2,373,179          $     370,522
                                                              -------------         -------------
@ Market value of securities on loan........................  $    260,076          $       2,569
                                                              -------------         -------------
 # Cost of foreign currency on deposit with custodian.......            @@          $          --
                                                              -------------         -------------

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

      The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

    MONEY MARKET   SHORT DURATION   SMALL COMPANY     SMALL CAP                        TAX-FREE
        FUND            FUND            FUND         GROWTH FUND     STOCK FUND     CALIFORNIA FUND
    ------------   --------------   -------------   -------------   -------------   ---------------
    $   288,095    $     119,129    $    342,211    $     241,456   $   1,644,660    $      16,304
             10               38              --               @@              @@            1,224
             --               --              --               --              --               --
             --               --              @@               --              --               --
             --               --           9,626            2,147           9,487               --
            726              832             266              262             960               12
            454            1,132              26               55           1,949              196
             --               --              --               --              --               --
             95               14             257              132             107                4
    -----------    -------------    -------------   -------------   -------------    -------------
        289,380          121,145         352,386          244,052       1,657,163           17,740
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
             --               --             471               --              --               --
             --               --          69,328           17,722          11,360               --
             --            3,010           1,750            1,304           8,156              198
          1,614              272             868              239           3,714              217
              6               28              --               --              --                6
             24               11              39               33             189                2
             22               10              26               21             145                1
             --               --              --                1              --               --
            112               21             130               49             642                5
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
          1,778            3,352          72,612           19,369          24,206              429
    -----------    -------------    -------------   -------------   -------------    -------------
    $   287,602    $     117,793    $    279,774    $     224,683   $   1,632,957    $      17,311
    ===========    =============    =============   =============   =============    =============
    $   287,602    $     118,167    $    328,859    $     269,562   $   2,185,792    $      16,899
             --               17              --               --              --                2
             --             (516)        (78,854)         (57,453)       (576,535)             (48)
             --              125          29,769           12,574          23,700              458
    -----------    -------------    -------------   -------------   -------------    -------------
    $   287,602    $     117,793    $    279,774    $     224,683   $   1,632,957    $      17,311
    ===========    =============    =============   =============   =============    =============
      2,700,000          300,000         300,000       21,000,000         300,000          300,000
    -----------    -------------    -------------   -------------   -------------    -------------
    $     0.001    $       0.001    $      0.001    $      0.0001   $       0.001    $       0.001
    -----------    -------------    -------------   -------------   -------------    -------------
    $1.00/$1.00    $10.08/$10.39    $15.09/$15.97   $24.60/$26.03   $16.76/$17.74    $10.32/$10.81
    -----------    -------------    -------------   -------------   -------------    -------------
        205,442            3,883          10,358            1,747          56,829            1,438
    -----------    -------------    -------------   -------------   -------------    -------------
    $   205,442    $      39,148    $    156,278    $      42,962   $     952,606    $      14,846
    -----------    -------------    -------------   -------------   -------------    -------------
    $      1.00    $       10.08    $      14.17    $       22.39   $       15.76    $       10.31
    -----------    -------------    -------------   -------------   -------------    -------------
         45,836            1,217           4,123              533          21,780               99
    -----------    -------------    -------------   -------------   -------------    -------------
    $    45,836    $      12,267    $     58,438    $      11,930   $     343,148    $       1,017
    -----------    -------------    -------------   -------------   -------------    -------------
    $1.00/$1.01    $10.08/$10.18    $14.19/$14.33   $22.39/$22.62   $15.84/$16.00    $10.33/$10.43
    -----------    -------------    -------------   -------------   -------------    -------------
         26,626            3,466           3,477              453          16,183              140
    -----------    -------------    -------------   -------------   -------------    -------------
    $    26,626    $      34,949    $     49,327    $      10,140   $     256,271    $       1,448
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $       22.46              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --              772              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $      17,328              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $24.60/$25.83              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --            4,645              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $     114,266              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $       22.44              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --              720              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $      16,154              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $       22.46              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --              272              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --    $       6,115              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
    $      1.00    $       10.07    $      15.74    $       24.88   $       17.49               --
    -----------    -------------    -------------   -------------   -------------    -------------
          9,698            3,120             999              233           4,628               --
    -----------    -------------    -------------   -------------   -------------    -------------
    $     9,698    $      31,429    $     15,731    $       5,788   $      80,932               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
             --               --              --               --              --               --
    -----------    -------------    -------------   -------------   -------------    -------------
    $   288,095    $     119,004    $    312,442    $     228,917   $   1,620,960    $      15,846
    -----------    -------------    -------------   -------------   -------------    -------------
    $        --    $          --    $     67,370    $      17,350   $      11,070    $          --
    -----------    -------------    -------------   -------------   -------------    -------------
    $        --    $          --    $         --    $          --   $          --    $          --
    -----------    -------------    -------------   -------------   -------------    -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 TAX-FREE              TAX-FREE
                                                              MINNESOTA FUND         NATIONAL FUND
                                                              --------------         -------------
ASSETS:
 Investments in securities, at value;@ (Note 2b)............  $      34,476          $      90,961
 Cash.......................................................          1,095                     --
 Foreign currency on deposit with custodian#................             --                     --
 Unrealized appreciation in forward foreign currency
   contracts................................................             --                     --
 Receivables:
   Investment securities sold...............................             --                     80
   Fund shares sold.........................................             10                     61
   Dividends and interest...................................            440                  1,414
   Futures contracts........................................             --                     --
 Other assets...............................................             17                     51
                                                              -------------          -------------
Total assets................................................         36,038                 92,567
                                                              -------------          -------------
LIABILITIES:
 Unrealized depreciation on forward foreign currency
   contracts................................................             --                     --
 Bank overdraft.............................................             --                     --
 Payable upon return of securities loaned (Note 2d).........             --                     --
 Payables:
   Investment securities purchased..........................             --                     --
   Fund shares redeemed.....................................             16                    196
   Dividends................................................            110                    151
   Investment advisory and management fees (Note 3).........              4                     11
   Distribution fees (Note 3)...............................              1                      5
   Futures contracts........................................             --                     --
 Accrued expenses...........................................              7                     18
 Other liabilities..........................................             --                     --
                                                              -------------          -------------
Total liabilities...........................................            138                    381
                                                              -------------          -------------
Net assets..................................................  $      35,900          $      92,186
                                                              =============          =============
SUMMARY OF NET ASSETS:
Capital stock and paid-in-capital...........................  $      33,739          $      86,897
Accumulated undistributed (distribution in excess of) net
 investment income..........................................             16                     21
Accumulated net realized gain (loss) on investments and
 foreign currency transactions..............................             @@                     @@
Unrealized appreciation (depreciation) of investments and
 the translation of assets and liabilities denominated in
 foreign currency...........................................          2,145                  5,268
                                                              -------------          -------------
Net assets..................................................  $      35,900          $      92,186
                                                              =============          =============
Shares authorized...........................................     19,250,000             19,250,000
                                                              -------------          -------------
Par value...................................................  $       0.001          $       0.001
                                                              -------------          -------------
CLASS A: Net asset value per share/Maximum offering price
         per share..........................................  $10.44/$10.93          $11.22/$11.75
                                                              -------------          -------------
       Shares outstanding...................................            411                  3,137
                                                              -------------          -------------
       Net Assets...........................................  $       4,286          $      35,210
                                                              -------------          -------------
CLASS B: Net asset value per share..........................  $       10.45          $       11.15
                                                              -------------          -------------
        Shares outstanding..................................             62                    559
                                                              -------------          -------------
        Net Assets..........................................  $         645          $       6,236
                                                              -------------          -------------
CLASS C: Net asset value per share/Maximum offering price
         per share..........................................  $10.46/$10.57          $11.18/$11.29
                                                              -------------          -------------
       Shares outstanding...................................             31                    747
                                                              -------------          -------------
       Net Assets...........................................  $         321          $       8,357
                                                              -------------          -------------
CLASS E: Net asset value per share/Maximum offering price
         per share..........................................  $10.50/$10.99          $11.21/$11.74
                                                              -------------          -------------
       Shares outstanding...................................          2,605                  2,863
                                                              -------------          -------------
       Net Assets...........................................  $      27,346          $      32,101
                                                              -------------          -------------
CLASS H: Net asset value per share..........................  $       10.49          $       11.18
                                                              -------------          -------------
       Shares outstanding...................................             11                     58
                                                              -------------          -------------
       Net Assets...........................................  $         116          $         650
                                                              -------------          -------------
CLASS L: Net asset value per share/Maximum offering price
         per share..........................................  $10.47/$10.96          $11.19/$11.72
                                                              -------------          -------------
       Shares outstanding...................................            264                    687
                                                              -------------          -------------
       Net Assets...........................................  $       2,765          $       7,687
                                                              -------------          -------------
CLASS M: Net asset value per share..........................  $       10.48          $       11.18
                                                              -------------          -------------
        Shares outstanding..................................             20                    125
                                                              -------------          -------------
        Net Assets..........................................  $         206          $       1,397
                                                              -------------          -------------
CLASS N: Net asset value per share..........................  $       10.49          $       11.16
                                                              -------------          -------------
       Shares outstanding...................................             20                     49
                                                              -------------          -------------
       Net Assets...........................................  $         214          $         547
                                                              -------------          -------------
CLASS Y: Net asset value per share..........................  $       10.44          $       11.20
                                                              -------------          -------------
       Shares outstanding...................................             @@                     @@
                                                              -------------          -------------
       Net Assets...........................................  $           1          $           1
                                                              -------------          -------------
CLASS Z: Net asset value per share..........................             --                     --
                                                              -------------          -------------
       Shares outstanding...................................             --                     --
                                                              -------------          -------------
       Net Assets...........................................             --                     --
                                                              -------------          -------------
@ Cost of securities........................................  $      32,331          $      85,693
                                                              -------------          -------------
@ Market value of securities on loan........................  $          --          $          --
                                                              -------------          -------------
 # Cost of foreign currency on deposit with custodian.......  $          --          $          --
                                                              -------------          -------------

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

      The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

      TAX-FREE      TOTAL RETURN    U.S. GOVERNMENT                   VALUE OPPORTUNITIES
    NEW YORK FUND     BOND FUND     SECURITIES FUND    VALUE FUND            FUND
    -------------   -------------   ---------------   -------------   -------------------
    $     13,542    $     661,264    $     277,331    $     100,850      $      88,396
             355               27               --               15                  1
              --              906               --               --                 --
              --               --               --               --                 @@
              --           43,337               11              375              1,935
              @@            1,280              331              413                334
             194            5,015            2,639              164                122
              --               --               --               --                 --
               3               35               48               21                 79
    -------------   -------------    -------------    -------------      -------------
          14,094          711,864          280,360          101,838             90,867
    -------------   -------------    -------------    -------------      -------------
              --              160               --               --                 --
              --               --               --               --                 --
              --           76,828           18,945               --              1,088
              --           52,058               --            3,637              1,885
              --              844              391              150                 30
               2               47              177               --                 --
               1               61               31               13                 14
               1               44               12                6                  7
              --               --               --               --                 --
               8              194               55               28                 21
              --               --               --               --                 @@
    -------------   -------------    -------------    -------------      -------------
              12          130,236           19,611            3,834              3,045
    -------------   -------------    -------------    -------------      -------------
    $     14,082    $     581,628    $     260,749    $      98,004      $      87,822
    =============   =============    =============    =============      =============
    $     13,561    $     568,199    $     266,674    $      95,630      $      81,991
               3              920               44              377                 --
              22            2,018          (10,065)          (5,094)            (4,286)
             496           10,491            4,096            7,091             10,117
    -------------   -------------    -------------    -------------      -------------
    $     14,082    $     581,628    $     260,749    $      98,004      $      87,822
    =============   =============    =============    =============      =============
         300,000          300,000       19,250,000          300,000         21,000,000
    -------------   -------------    -------------    -------------      -------------
    $      0.001    $       0.001    $      0.0001    $       0.001      $      0.0001
    -------------   -------------    -------------    -------------      -------------
    $10.42/$10.91   $10.95/$11.47    $ 9.65/$10.10    $ 9.71/$10.28      $14.06/$14.88
    -------------   -------------    -------------    -------------      -------------
           1,012           27,287            5,531            5,852              1,750
    -------------   -------------    -------------    -------------      -------------
    $     10,541    $     298,903    $      53,401    $      56,845      $      24,601
    -------------   -------------    -------------    -------------      -------------
    $      10.42    $       10.90    $        9.62    $        9.60      $       13.24
    -------------   -------------    -------------    -------------      -------------
             150            8,426            2,726              932                431
    -------------   -------------    -------------    -------------      -------------
    $      1,568    $      91,861    $      26,218    $       8,948      $       5,709
    -------------   -------------    -------------    -------------      -------------
    $10.42/$10.53   $10.97/$11.08    $  9.61/$9.71    $  9.60/$9.70      $13.25/$13.38
    -------------   -------------    -------------    -------------      -------------
             189            8,158            1,449            1,129                424
    -------------   -------------    -------------    -------------      -------------
    $      1,973    $      89,504    $      13,926    $      10,838      $       5,627
    -------------   -------------    -------------    -------------      -------------
              --               --    $ 9.64/$10.09               --                 --
    -------------   -------------    -------------    -------------      -------------
              --               --           12,437               --                 --
    -------------   -------------    -------------    -------------      -------------
              --               --    $     119,923               --                 --
    -------------   -------------    -------------    -------------      -------------
              --               --    $        9.61               --      $       13.25
    -------------   -------------    -------------    -------------      -------------
              --               --              407               --                439
    -------------   -------------    -------------    -------------      -------------
              --               --    $       3,914               --      $       5,815
    -------------   -------------    -------------    -------------      -------------
              --               --    $ 9.65/$10.10               --      $14.06/$14.76
    -------------   -------------    -------------    -------------      -------------
              --               --            4,002               --              1,827
    -------------   -------------    -------------    -------------      -------------
              --               --    $      38,613               --      $      25,687
    -------------   -------------    -------------    -------------      -------------
              --               --    $        9.61               --      $       13.24
    -------------   -------------    -------------    -------------      -------------
              --               --              385               --                615
    -------------   -------------    -------------    -------------      -------------
              --               --    $       3,697               --      $       8,139
    -------------   -------------    -------------    -------------      -------------
              --               --    $        9.60               --      $       13.26
    -------------   -------------    -------------    -------------      -------------
              --               --              110               --                162
    -------------   -------------    -------------    -------------      -------------
              --               --    $       1,056               --      $       2,143
    -------------   -------------    -------------    -------------      -------------
              --    $       11.06    $        9.66    $        9.71      $       14.17
    -------------   -------------    -------------    -------------      -------------
              --            9,161               @@            2,200                713
    -------------   -------------    -------------    -------------      -------------
              --    $     101,360    $           1    $      21,373      $      10,101
    -------------   -------------    -------------    -------------      -------------
              --               --               --               --                 --
    -------------   -------------    -------------    -------------      -------------
              --               --               --               --                 --
    -------------   -------------    -------------    -------------      -------------
              --               --               --               --                 --
    -------------   -------------    -------------    -------------      -------------
    $     13,046    $     650,618    $     273,235    $      93,759      $      78,279
    -------------   -------------    -------------    -------------      -------------
    $         --    $      75,251    $      18,480    $          --      $       1,014
    -------------   -------------    -------------    -------------      -------------
    $         --    $         910    $          --    $          --      $          --
    -------------   -------------    -------------    -------------      -------------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 STATEMENT OF OPERATIONS
 FOR THE PERIOD ENDED OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                      THE HARTFORD
                                                              THE HARTFORD          AGGRESSIVE GROWTH
                                                              ADVISERS FUND         ALLOCATION FUND*
                                                              -------------         -----------------
INVESTMENT INCOME:
  Dividends.................................................     $28,718                  $  3
  Interest..................................................      34,309                    --
  Securities lending........................................         196                    --
  Less: Foreign tax withheld................................          --                    --
                                                                 -------                  ----
    Total investment income, net............................      63,223                     3
                                                                 -------                  ----
EXPENSES:
  Investment management and advisory fees...................      16,540                     7
  Transfer agent fees.......................................       5,547                    10
  Distribution fees
    Class A.................................................       4,754                     5
    Class B.................................................       5,900                     6
    Class C.................................................       4,037                     8
    Class H.................................................          --                    --
    Class L.................................................          --                    --
    Class M.................................................          --                    --
    Class N.................................................          --                    --
  Custodian fees............................................          33                    @@
  Accounting services.......................................         518                    @@
  Registration and filing fees..............................         338                    @@
  Board of Directors' fees..................................          30                    @@
  Other expenses............................................         778                     3
                                                                 -------                  ----
    Total expenses (before waivers and fees paid
     indirectly)............................................      38,475                    39
  Expense waivers...........................................          --                    (8)
  Fees paid indirectly......................................        (166)                   --
                                                                 -------                  ----
    Total waivers and fees paid indirectly..................        (166)                   (8)
                                                                 -------                  ----
    Total expenses, net.....................................      38,309                    31
                                                                 -------                  ----
  Net investment income (loss)..............................      24,914                   (28)
                                                                 -------                  ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................      62,070                    (7)
  Net realized gain (loss) on futures contracts.............          --                    --
  Net realized gain (loss) on foreign currency
    transactions............................................           1                    --
                                                                 -------                  ----
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................      62,071                    (7)
                                                                 -------                  ----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................         487                   862
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................         (26)                   --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                    --
                                                                 -------                  ----
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................         461                   862
                                                                 -------                  ----
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:............................      62,532                   855
                                                                 -------                  ----
PAYMENT FROM AFFILIATE (SEE NOTE 3C)........................       4,979                    --
                                                                 -------                  ----
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $92,425                  $827
                                                                 =======                  ====

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commenced operations on May 28, 2004 and only invests in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

       THE HARTFORD           THE HARTFORD            THE HARTFORD            THE HARTFORD      THE HARTFORD   THE HARTFORD
    BALANCED ALLOCATION   CAPITAL APPRECIATION   CONSERVATIVE ALLOCATION   DISCIPLINED EQUITY   DIVIDEND AND   EQUITY INCOME
           FUND*                  FUND                    FUND*                   FUND          GROWTH FUND        FUND
    -------------------   --------------------   -----------------------   ------------------   ------------   -------------
          $  264                $ 74,840                 $  172                 $ 6,054           $ 49,080        $ 4,846
              --                   4,080                     --                      62              1,262             58
              --                     262                     --                      --                 41             --
              --                  (3,255)                    --                      --               (566)            (2)
          ------                --------                 ------                 -------           --------        -------
             264                  75,927                    172                   6,116             49,817          4,902
          ------                --------                 ------                 -------           --------        -------
              33                  40,218                     15                   2,824             14,713          1,392
              25                  16,444                      9                   1,066              5,237            370
              24                  10,260                     12                     768              5,014            397
              26                  13,292                      8                     481              2,978            110
              43                  12,054                     17                     454              2,649            303
              --                      --                     --                      --                 --             --
              --                      --                     --                      --                 --             --
              --                      --                     --                      --                 --             --
              --                      --                     --                      --                 --             --
               1                   1,975                      1                      13                 28             32
               2                   1,206                      1                      71                457             35
              @@                     627                     @@                      44                272              7
              @@                      65                     @@                       4                 26              1
               3                   1,752                      2                     125                701             60
          ------                --------                 ------                 -------           --------        -------
             157                  97,893                     65                   5,850             32,075          2,707
             (11)                     --                     (5)                   (121)                --         (1,447)
              --                  (1,974)                    --                     (42)              (234)           (15)
          ------                --------                 ------                 -------           --------        -------
             (11)                 (1,974)                    (5)                   (163)              (234)        (1,462)
          ------                --------                 ------                 -------           --------        -------
             146                  95,919                     60                   5,687             31,841          1,245
          ------                --------                 ------                 -------           --------        -------
             118                 (19,992)                   112                     429             17,976          3,657
          ------                --------                 ------                 -------           --------        -------
              @@                 609,212                     @@                  20,739             81,633            551
              --                      --                     --                     303                 --             --
              --                    (573)                    --                      --                 --             --
          ------                --------                 ------                 -------           --------        -------
              @@                 608,639                     @@                  21,042             81,633            551
          ------                --------                 ------                 -------           --------        -------
           2,807                 214,844                    907                  (1,725)           149,410          8,171
              --                      --                     --                      91                 --             --
              --                  (4,316)                    --                      --                 --             --
          ------                --------                 ------                 -------           --------        -------
           2,807                 210,528                    907                  (1,634)           149,410          8,171
          ------                --------                 ------                 -------           --------        -------
           2,807                 819,167                    907                  19,408            231,043          8,722
          ------                --------                 ------                 -------           --------        -------
              --                      --                     --                       3              1,109             --
          ------                --------                 ------                 -------           --------        -------
          $2,925                $799,175                 $1,019                 $19,840           $250,128        $12,379
          ======                ========                 ======                 =======           ========        =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD         THE HARTFORD GLOBAL
                                                                 FOCUS               COMMUNICATIONS
                                                                  FUND                    FUND
                                                              ------------         -------------------
INVESTMENT INCOME:
  Dividends.................................................    $  1,625                 $   315
  Interest..................................................          12                      15
  Securities lending........................................          --                       5
  Less: Foreign tax withheld................................          --                     (23)
                                                                --------                 -------
    Total investment income, net............................       1,637                     312
                                                                --------                 -------
EXPENSES:
  Investment management and advisory fees...................       1,217                     115
  Transfer agent fees.......................................         300                      57
  Distribution fees
    Class A.................................................         219                      25
    Class B.................................................         209                      15
    Class C.................................................         270                      12
    Class H.................................................          --                      --
    Class L.................................................          --                      --
    Class M.................................................          --                      --
    Class N.................................................          --                      --
  Custodian fees............................................           5                      16
  Accounting services.......................................          24                       2
  Registration and filing fees..............................          16                       1
  Board of Directors' fees..................................           2                      @@
  Other expenses............................................          42                       9
                                                                --------                 -------
    Total expenses (before waivers and fees paid
     indirectly)............................................       2,304                     252
  Expense waivers...........................................          (2)                    (43)
  Fees paid indirectly......................................         (36)                     (5)
                                                                --------                 -------
    Total waivers and fees paid indirectly..................         (38)                    (48)
                                                                --------                 -------
    Total expenses, net.....................................       2,266                     204
                                                                --------                 -------
  Net investment income (loss)..............................        (629)                    108
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................      13,752                   2,478
  Net realized gain (loss) on futures contracts.............          --                      --
  Net realized gain (loss) on foreign currency
    transactions............................................          --                     (12)
                                                                --------                 -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................      13,752                   2,466
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................     (10,748)                 (1,043)
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                      --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                       1
                                                                --------                 -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................     (10,748)                 (1,042)
                                                                --------                 -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:............................       3,004                   1,424
                                                                --------                 -------
PAYMENT FROM AFFILIATE (SEE NOTE 3C)........................          34                      --
                                                                --------                 -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $  2,409                 $ 1,532
                                                                ========                 =======

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commenced operations on May 28, 2004 and only invests in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

      THE HARTFORD     THE HARTFORD     THE HARTFORD      THE HARTFORD        THE HARTFORD
    GLOBAL FINANCIAL   GLOBAL HEALTH   GLOBAL LEADERS   GLOBAL TECHNOLOGY   GROWTH ALLOCATION   THE HARTFORD
     SERVICES FUND         FUND             FUND              FUND                FUND*         GROWTH FUND
    ----------------   -------------   --------------   -----------------   -----------------   ------------
         $  558           $ 2,643         $  8,151           $   153             $   86           $ 3,517
              4                95              121                12                 --               241
              6               102              300                 5                 --                33
            (18)              (99)            (600)              (14)                --                (5)
         ------           -------         --------           -------             ------           -------
            550             2,741            7,972               156                 86             3,786
         ------           -------         --------           -------             ------           -------
            198             2,863            5,633               671                 23             5,020
             67             1,174            2,691               457                 25             1,092
             40               481            1,436               105                 15               686
             31               647              872               141                 21               222
             25               600              861               166                 31               281
             --                --               --                --                 --               260
             --                --               --                --                 --               798
             --                --               --                --                 --               228
             --                --               --                --                 --                45
             24                32              235                28                  1                25
              4                57              137                13                  1                56
              3                33               86                 8                  1               119
             @@                 3                8                 1                 --                 6
             11                92              225                28                  3               224
         ------           -------         --------           -------             ------           -------
            403             5,982           12,184             1,618                121             9,062
            (38)             (389)            (152)             (301)               (16)             (251)
             (7)              (49)            (628)              (36)                --              (179)
         ------           -------         --------           -------             ------           -------
            (45)             (438)            (780)             (337)               (16)             (430)
         ------           -------         --------           -------             ------           -------
            358             5,544           11,404             1,281                105             8,632
         ------           -------         --------           -------             ------           -------
            192            (2,803)          (3,432)           (1,125)               (19)           (4,846)
         ------           -------         --------           -------             ------           -------
          1,137            17,343           96,242             4,353                 @@            14,874
             --                --               --                --                 --                --
              1                 4              (38)               (7)                --                --
         ------           -------         --------           -------             ------           -------
          1,138            17,347           96,204             4,346                 @@            14,874
         ------           -------         --------           -------             ------           -------
            104             6,507           20,958            (7,552)             2,435            25,107
             --                --               --                --                 --                --
             @@                 1               59                @@                 --                --
         ------           -------         --------           -------             ------           -------
            104             6,508           21,017            (7,552)             2,435            25,107
         ------           -------         --------           -------             ------           -------
          1,242            23,855          117,221            (3,206)             2,435            39,981
         ------           -------         --------           -------             ------           -------
             --                --               --                --                 --                --
         ------           -------         --------           -------             ------           -------
         $1,434           $21,052         $113,789           $(4,331)            $2,416           $35,135
         ======           =======         ========           =======             ======           =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  THE HARTFORD       THE HARTFORD
                                                              GROWTH OPPORTUNITIES    HIGH YIELD
                                                                      FUND               FUND
                                                              --------------------   ------------
INVESTMENT INCOME:
  Dividends.................................................        $ 2,858            $    39
  Interest..................................................            112             27,943
  Securities lending........................................            184                 98
  Less: Foreign tax withheld................................            (41)                --
                                                                    -------            -------
    Total investment income, net............................          3,113             28,080
                                                                    -------            -------
EXPENSES:
  Investment management and advisory fees...................          5,266              2,856
  Transfer agent fees.......................................            234                811
  Distribution fees
    Class A.................................................            123                700
    Class B.................................................             87                693
    Class C.................................................             98                758
    Class H.................................................            433                 --
    Class L.................................................          1,306                 --
    Class M.................................................            239                 --
    Class N.................................................             50                 --
  Custodian fees............................................             71                 31
  Accounting services.......................................             12                 76
  Registration and filing fees..............................             95                 53
  Board of Directors' fees..................................              8                  4
  Other expenses............................................            256                126
                                                                    -------            -------
    Total expenses (before waivers and fees paid
     indirectly)............................................          8,278              6,108
  Expense waivers...........................................            (56)                --
  Fees paid indirectly......................................           (321)                (3)
                                                                    -------            -------
    Total waivers and fees paid indirectly..................           (377)                (3)
                                                                    -------            -------
    Total expenses, net.....................................          7,901              6,105
                                                                    -------            -------
  Net investment income (loss)..............................         (4,788)            21,975
                                                                    -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................         74,369              1,270
  Net realized gain (loss) on futures contracts.............             --               (433)
  Net realized gain (loss) on foreign currency
    transactions............................................              3                423
                                                                    -------            -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................         74,372              1,260
                                                                    -------            -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................            866              9,748
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................             --               (186)
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...             --               (154)
                                                                    -------            -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................            866              9,408
                                                                    -------            -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:............................         75,238             10,668
                                                                    -------            -------
PAYMENT FROM AFFILIATE (See Note 3c)........................             --                 82
                                                                    -------            -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................        $70,450            $32,725
                                                                    =======            =======

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commenced operations on May 28, 2004 and only invests in affiliated investment companies.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                            THE HARTFORD       THE HARTFORD    THE HARTFORD
      THE HARTFORD                      THE HARTFORD       INTERNATIONAL       INTERNATIONAL   INTERNATIONAL
    INCOME ALLOCATION   THE HARTFORD   INFLATION PLUS   CAPITAL APPRECIATION   OPPORTUNITIES   SMALL COMPANY
          FUND*         INCOME FUND         FUND                FUND               FUND            FUND
    -----------------   ------------   --------------   --------------------   -------------   -------------
          $ --             $   --         $    --              $  667             $ 2,739         $ 1,622
            84              1,909          23,336                  44                  --              23
            --                 --              --                  31                 102              71
            --                 @@              --                 (79)               (413)           (148)
          ----             ------         -------              ------             -------         -------
            84              1,909          23,336                 663               2,428           1,568
          ----             ------         -------              ------             -------         -------
             4                206           3,443                 461               1,075             637
             2                 56             595                 145                 658             103
             3                 73             723                  90                 249              59
             2                 47             876                  48                 226              30
             8                 52           2,510                  69                 159              73
            --                 --              --                  --                  --              --
            --                 --              --                  --                  --              --
            --                 --              --                  --                  --              --
            --                 --              --                  --                  --              --
             1                  7               8                 110                 141             197
            @@                  7             117                   9                  25              13
            @@                  5              65                   3                  15               7
            @@                 @@               6                  @@                   1               1
             3                 15             172                  16                  42              24
          ----             ------         -------              ------             -------         -------
            23                468           8,515                 951               2,591           1,144
            (4)               (55)           (320)               (124)               (261)           (169)
            --                 @@              (1)                (36)                (67)            (35)
          ----             ------         -------              ------             -------         -------
            (4)               (55)           (321)               (160)               (328)           (204)
          ----             ------         -------              ------             -------         -------
            19                413           8,194                 791               2,263             940
          ----             ------         -------              ------             -------         -------
            65              1,496          15,142                (128)                165             628
          ----             ------         -------              ------             -------         -------
             1                191           3,921                (656)             17,796           8,362
            --                 --              --                  --                  --              --
            --                 81              --                 (15)                (77)            (15)
          ----             ------         -------              ------             -------         -------
             1                272           3,921                (671)             17,719           8,347
          ----             ------         -------              ------             -------         -------
            89                404          15,179               9,434                 263          (3,086)
            --                 --              --                  --                  --              --
            --                (12)             --                   4                 (94)           (380)
          ----             ------         -------              ------             -------         -------
            89                392          15,179               9,438                 169          (3,466)
          ----             ------         -------              ------             -------         -------
            90                664          19,100               8,767              17,888           4,881
          ----             ------         -------              ------             -------         -------
            --                 --              --                  --                  --              --
          ----             ------         -------              ------             -------         -------
          $155             $2,160         $34,242              $8,639             $18,053         $ 5,509
          ====             ======         =======              ======             =======         =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              THE HARTFORD         THE HARTFORD
                                                                 MIDCAP            MIDCAP VALUE
                                                                  FUND                 FUND
                                                              ------------         ------------
INVESTMENT INCOME:
  Dividends.................................................    $ 23,553             $ 3,884
  Interest..................................................         308                  89
  Securities lending........................................         176                  38
  Less: Foreign tax withheld................................         (85)                (49)
                                                                --------             -------
    Total investment income, net............................      23,952               3,962
                                                                --------             -------
EXPENSES:
  Investment management and advisory fees...................      18,713               3,072
  Transfer agent fees.......................................       6,350               1,218
  Distribution fees
    Class A.................................................       4,541                 729
    Class B.................................................       4,362                 548
    Class C.................................................       4,880                 631
    Class H.................................................          --                  --
    Class L.................................................          --                  --
    Class M.................................................          --                  --
    Class N.................................................          --                  --
  Custodian fees............................................          70                  55
  Accounting services.......................................         506                  72
  Registration and filing fees..............................         333                  37
  Board of Directors' fees..................................          29                   4
  Other expenses............................................         827                 117
                                                                --------             -------
    Total expenses (before waivers and fees paid
     indirectly)............................................      40,611               6,483
  Expense waivers...........................................          --                (413)
  Fees paid indirectly......................................        (339)                (69)
                                                                --------             -------
    Total waivers and fees paid indirectly..................        (339)               (482)
                                                                --------             -------
    Total expenses, net.....................................      40,272               6,001
                                                                --------             -------
  Net investment income (loss)..............................     (16,320)             (2,039)
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................     184,503              33,388
  Net realized gain (loss) on futures contracts.............          --                  --
  Net realized gain (loss) on foreign currency
    transactions............................................          (1)                 10
                                                                --------             -------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................     184,502              33,398
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................      60,613               9,523
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                  --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...           6                  @@
                                                                --------             -------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................      60,619               9,523
                                                                --------             -------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:............................     245,121              42,921
                                                                --------             -------
PAYMENT FROM AFFILIATE (SEE NOTE 3C)........................          --                  --
                                                                --------             -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $228,801             $40,882
                                                                ========             =======

(a) The number includes $222 of practical waiver of distribution fees for Classes B and C. (See note 3)
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD    THE HARTFORD    THE HARTFORD     THE HARTFORD                     THE HARTFORD
    MONEY MARKET   SHORT DURATION   SMALL COMPANY      SMALLCAP       THE HARTFORD      TAX-FREE
        FUND            FUND            FUND          GROWTH FUND      STOCK FUND    CALIFORNIA FUND
    ------------   --------------   -------------   ---------------   ------------   ---------------
       $   --          $   --         $    571         $  1,239         $27,726          $   --
        3,842           3,263               84               33             177             780
           --              --               47               55              10              --
           --              --               (3)              --              --              --
       ------          ------         --------         --------         -------          ------
        3,842           3,263              699            1,327          27,913             780
       ------          ------         --------         --------         -------          ------
        1,514             461            2,425            1,877          12,395              90
          968             108            1,120              245           5,942               7
          662             105              488              100           3,059              44
          528             112              610               99           3,757              10
          270             334              535               82           2,968               6
           --              --               --              195              --              --
           --              --               --              514              --              --
           --              --               --              174              --              --
           --              --               --               62              --              --
            7               8               44               23              21               4
           61              17               57               11             351               3
           47              13               34               72             232               7
            3               1                3                3              22              @@
           90              30              100               86             534              10
       ------          ------         --------         --------         -------          ------
        4,150           1,189            5,416            3,543          29,281             181
         (926)(a)         (95)            (513)            (168)             --             (12)
           (1)             @@             (156)             (21)           (134)             (3)
       ------          ------         --------         --------         -------          ------
         (927)            (95)            (669)            (189)           (134)            (15)
       ------          ------         --------         --------         -------          ------
        3,223           1,094            4,747            3,354          29,147             166
       ------          ------         --------         --------         -------          ------
          619           2,169           (4,048)          (2,027)         (1,234)            614
       ------          ------         --------         --------         -------          ------
            2            (295)          31,353           27,838          13,770              32
           --              --               --               57              --              --
           --              --               (3)              --               1              --
       ------          ------         --------         --------         -------          ------
            2            (295)          31,350           27,895          13,771              32
       ------          ------         --------         --------         -------          ------
           --            (187)         (13,516)         (12,111)         43,675             526
           --              --               --                7              --              --
           --              --                4               --              --              --
       ------          ------         --------         --------         -------          ------
           --            (187)         (13,512)         (12,104)         43,675             526
       ------          ------         --------         --------         -------          ------
            2            (482)          17,838           15,791          57,446             558
       ------          ------         --------         --------         -------          ------
           --              --               --               --              --              --
       ------          ------         --------         --------         -------          ------
       $  621          $1,687         $ 13,790         $ 13,764         $56,212          $1,172
       ======          ======         ========         ========         =======          ======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 FOR THE PERIOD ENDED OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                               THE HARTFORD          THE HARTFORD
                                                                 TAX-FREE              TAX-FREE
                                                              MINNESOTA FUND         NATIONAL FUND
                                                              --------------         -------------
INVESTMENT INCOME:
  Dividends.................................................      $   --                $   --
  Interest..................................................       1,781                 4,590
  Securities lending........................................          --                    --
  Less: Foreign tax withheld................................          --                    --
                                                                  ------                ------
    Total investment income, net............................       1,781                 4,590
                                                                  ------                ------
EXPENSES:
  Investment management and advisory fees...................         265                   679
  Transfer agent fees.......................................           7                    38
  Distribution fees
    Class A.................................................          12                    95
    Class B.................................................           6                    66
    Class C.................................................           4                    82
    Class H.................................................           1                    14
    Class L.................................................           7                    19
    Class M.................................................           3                    14
    Class N.................................................           2                     6
  Custodian fees............................................           4                     6
  Accounting services.......................................           1                     9
  Registration and filing fees..............................          15                    82
  Board of Directors' fees..................................          @@                     1
  Other expenses............................................          17                    36
                                                                  ------                ------
  Total expenses (before waivers and fees paid
    indirectly).............................................         344                 1,147
  Expense waivers...........................................         (18)                 (109)
  Fees paid indirectly......................................          (1)                   @@
                                                                  ------                ------
  Total waivers and fees paid indirectly....................         (19)                 (109)
                                                                  ------                ------
  Total expenses, net.......................................         325                 1,038
                                                                  ------                ------
  Net investment income (loss)..............................       1,456                 3,552
                                                                  ------                ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on investments...................         571                   480
  Net realized gain (loss) on futures contracts.............          --                    --
  Net realized gain (loss) on foreign currency
    transactions............................................          --                    --
                                                                  ------                ------
NET REALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
  AND FOREIGN CURRENCY TRANSACTIONS:........................         571                   480
                                                                  ------                ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net unrealized appreciation (depreciation) of
    investments.............................................         256                 1,916
  Net unrealized appreciation (depreciation) of futures
    contracts...............................................          --                    --
  Net unrealized appreciation (depreciation) on translation
    of other assets and liabilities in foreign currencies...          --                    --
                                                                  ------                ------
NET CHANGES IN UNREALIZED APPRECIATION OR DEPRECIATION OF
  INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY
  TRANSACTIONS..............................................         256                 1,916
                                                                  ------                ------
NET GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN CURRENCY TRANSACTIONS:............................         827                 2,396
                                                                  ------                ------
PAYMENT FROM AFFILIATE (SEE NOTE 3C)........................          --                    --
                                                                  ------                ------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $2,283                $5,948
                                                                  ======                ======

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    THE HARTFORD    THE HARTFORD    THE HARTFORD                       THE HARTFORD
      TAX-FREE      TOTAL RETURN   U.S. GOVERNMENT   THE HARTFORD   VALUE OPPORTUNITIES
    NEW YORK FUND    BOND FUND     SECURITIES FUND    VALUE FUND           FUND
    -------------   ------------   ---------------   ------------   -------------------
        $ --          $    16          $    --          $1,633            $  991
         576           23,394           15,063              23                15
          --              109               11               2                10
          --               --               --              --               (22)
        ----          -------          -------          ------            ------
         576           23,519           15,074           1,658               994
        ----          -------          -------          ------            ------
          69            3,562            2,045             603               676
           3            1,174              280             217                88
          29              872              174             158                51
          13              971              306              85                41
          16              993              183             111                38
          --               --               49              --                64
          --               --              101              --                61
          --               --               41              --                83
          --               --               12                                21
           4               36               12              11                18
           3              111               21              15                 5
           7               79               96               8                67
          @@                6                4               1                 1
           8              165               98              27                28
        ----          -------          -------          ------            ------
         152            7,969            3,422           1,236             1,242
         (16)             (77)            (188)            (21)              (99)
          (1)              (8)              --              (8)               (7)
        ----          -------          -------          ------            ------
         (17)             (85)            (188)            (29)             (106)
        ----          -------          -------          ------            ------
         135            7,884            3,234           1,207             1,136
        ----          -------          -------          ------            ------
         441           15,635           11,840             451              (142)
        ----          -------          -------          ------            ------
          22            3,593           (3,335)          2,286             6,094
          --               --               --              --                --
          --              655               --              --                 1
        ----          -------          -------          ------            ------
          22            4,248           (3,335)          2,286             6,095
        ----          -------          -------          ------            ------
         422            6,033            2,969           3,886             2,953
          --               --               --              --                --
          --              999               --              --                @@
        ----          -------          -------          ------            ------
         422            7,032            2,969           3,886             2,953
        ----          -------          -------          ------            ------
         444           11,280             (366)          6,172             9,048
        ----          -------          -------          ------            ------
          --              243               --              --                --
        ----          -------          -------          ------            ------
        $885          $27,158          $11,474          $6,623            $8,906
        ====          =======          =======          ======            ======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 STATEMENT OF CHANGES IN NET ASSETS
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           ADVISERS FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................      $   24,914           $   26,995
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................          62,071             (122,548)
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....             461              387,775
  Payment from affiliate....................................           4,979                   --
                                                                  ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................          92,425              292,222
                                                                  ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (19,144)             (18,988)
    Class B.................................................          (2,860)              (4,119)
    Class C.................................................          (2,274)              (3,387)
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................            (205)                (119)
    Class Z.................................................              --                   --
  From net realized gain on investments
    Class A.................................................              --                   --
    Class B.................................................              --                   --
    Class C.................................................              --                   --
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................              --                   --
    Class Z.................................................              --                   --
                                                                  ----------           ----------
    Total distributions.....................................         (24,483)             (26,613)
                                                                  ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................          29,118               71,427
    Class B.................................................         (59,114)             (39,062)
    Class C.................................................         (77,869)             (47,453)
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................           4,708                3,954
    Class Z.................................................              --                   --
                                                                  ----------           ----------
  Net increase (decrease) from capital share transactions...        (103,157)             (11,134)
                                                                  ----------           ----------
  Net increase (decrease) in net assets.....................         (35,215)             254,475
NET ASSETS:
  Beginning of period.......................................       2,494,276            2,239,801
                                                                  ----------           ----------
  End of period.............................................      $2,459,061           $2,494,276
                                                                  ==========           ==========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $    7,039           $    1,671
                                                                  ==========           ==========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    AGGRESSIVE GROWTH ALLOCATION FUND   BALANCED ALLOCATION FUND          CAPITAL APPRECIATION FUND
    ---------------------------------   ------------------------   ---------------------------------------
             FOR THE PERIOD                  FOR THE PERIOD
              MAY 28, 2004*                  MAY 28, 2004*
                 THROUGH                        THROUGH            FOR THE YEAR ENDED   FOR THE YEAR ENDED
            OCTOBER 31, 2004                OCTOBER 31, 2004        OCTOBER 31, 2004     OCTOBER 31, 2003
            ----------------                ----------------       ------------------   ------------------
                 $   (28)                       $    118               $  (19,992)          $  (16,601)
                      (7)                             @@                  608,639              (86,039)
                     862                           2,807                  210,528            1,077,398
                      --                              --                       --                   --
                 -------                        --------               ----------           ----------
                     827                           2,925                  799,175              974,758
                 -------                        --------               ----------           ----------
                      --                             (71)                      --                   --
                      --                              (2)                      --                   --
                      --                              (4)                      --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                 -------                        --------               ----------           ----------
                      --                             (77)                      --                   --
                 -------                        --------               ----------           ----------
                  11,962                          65,655                1,397,295              149,541
                   4,350                          18,392                  112,210                7,721
                   5,232                          29,653                  207,155               32,787
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                       --                   --
                      --                              --                   57,278               13,194
                      --                              --                       --                   --
                 -------                        --------               ----------           ----------
                  21,544                         113,700                1,773,938              203,243
                 -------                        --------               ----------           ----------
                  22,371                         116,548                2,573,113            1,178,001
                      --                              --                4,527,685            3,349,684
                 -------                        --------               ----------           ----------
                 $22,371                        $116,548               $7,100,798           $4,527,685
                 =======                        ========               ==========           ==========
                 $    --                        $     42               $    4,579           $       58
                 =======                        ========               ==========           ==========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              CONSERVATIVE ALLOCATION FUND
                                                              ----------------------------
                                                                     FOR THE PERIOD
                                                                     MAY 28, 2004*
                                                                        THROUGH
                                                                    OCTOBER 31, 2004
                                                                    ----------------
OPERATIONS:
  Net investment income (loss)..............................            $   112
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................                 @@
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....                907
  Payment from affiliate....................................                 --
                                                                        -------
  Net increase (decrease) in net assets resulting from
    operations..............................................              1,019
                                                                        -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................                (55)
    Class B.................................................                 (4)
    Class C.................................................                 (8)
    Class E.................................................                 --
    Class H.................................................                 --
    Class L.................................................                 --
    Class M.................................................                 --
    Class N.................................................                 --
    Class Y.................................................                 --
    Class Z.................................................                 --
  From net realized gain on investments
    Class A.................................................                 --
    Class B.................................................                 --
    Class C.................................................                 --
    Class E.................................................                 --
    Class H.................................................                 --
    Class L.................................................                 --
    Class M.................................................                 --
    Class N.................................................                 --
    Class Y.................................................                 --
    Class Z.................................................                 --
                                                                        -------
    Total distributions.....................................                (67)
                                                                        -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................             33,293
    Class B.................................................              4,901
    Class C.................................................             10,575
    Class E.................................................                 --
    Class H.................................................                 --
    Class L.................................................                 --
    Class M.................................................                 --
    Class N.................................................                 --
    Class Y.................................................                 --
    Class Z.................................................                 --
                                                                        -------
  Net increase (decrease) from capital share transactions...             48,769
                                                                        -------
  Net increase (decrease) in net assets.....................             49,721
NET ASSETS:
  Beginning of period.......................................                 --
                                                                        -------
  End of period.............................................            $49,721
                                                                        =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................            $    45
                                                                        =======

*   Commencement of operations.
** Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            DISCIPLINED EQUITY FUND                   DIVIDEND AND GROWTH FUND                    EQUITY INCOME FUND
    ----------------------------------------   ---------------------------------------   -------------------------------------
                                                                                                               FOR THE PERIOD
                                                                                                              AUGUST 28, 2003
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED       THROUGH
     OCTOBER 31, 2004      OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004    OCTOBER 31, 2003
    -------------------   ------------------   ------------------   ------------------   ------------------   ----------------
         $    429              $    154            $   17,976           $   10,232            $  3,657            $    50
           21,042               (26,818)               81,633              (46,900)                551                 12
           (1,634)               81,279               149,410              290,474               8,171                646
                3                    --                 1,109                   --                  --                 --
         --------              --------            ----------           ----------            --------            -------
           19,840                54,615               250,128              253,806              12,379                708
         --------              --------            ----------           ----------            --------            -------
             (151)                   --               (14,072)              (9,066)**           (2,580)                --
               --                    --                  (350)                (435)**             (131)                --
               --                    --                  (600)                (586)**             (381)                --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               (3)                   --                  (724)                (434)**               (4)                --
               --                    --                    --                   --
               --                    --                    --                   --                  (9)                --
               --                    --                    --                   --                  (1)                --
               --                    --                    --                   --                  (2)                --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
         --------              --------            ----------           ----------            --------            -------
             (154)                   --               (15,746)             (10,521)             (3,108)                --
         --------              --------            ----------           ----------            --------            -------
          (17,298)              (26,437)              370,976              317,247             177,942             26,127
           (5,801)               (3,043)               30,946               36,875              15,457              2,376
           (7,637)               (5,146)               19,924               34,556              34,946              7,502
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
               --                    --                    --                   --                  --                 --
           18,654                  (166)               21,352               21,916                 253                100
               --                    --                    --                   --                  --                 --
         --------              --------            ----------           ----------            --------            -------
          (12,082)              (34,792)              443,198              410,594             228,598             36,105
         --------              --------            ----------           ----------            --------            -------
            7,604                19,823               677,580              653,879             237,869             36,813
          338,514               318,691             1,827,293            1,173,414              36,813                 --
         --------              --------            ----------           ----------            --------            -------
         $346,118              $338,514            $2,504,873           $1,827,293            $274,682            $36,813
         ========              ========            ==========           ==========            ========            =======
         $    391              $    154            $    3,070           $       --            $    613            $    57
         ========              ========            ==========           ==========            ========            =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            FOCUS FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................       $   (629)            $   (638)
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         13,752              (14,697)
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....        (10,748)              37,235
  Payment from affiliate....................................             34                   --
                                                                   --------             --------
  Net increase (decrease) in net assets resulting from
    operations..............................................          2,409               21,900
                                                                   --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --                   --
    Class B.................................................             --                   --
    Class C.................................................             --                   --
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................             --                   --
    Class Z.................................................             --                   --
  From net realized gain on investments
    Class A.................................................             --                   --
    Class B.................................................             --                   --
    Class C.................................................             --                   --
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................             --                   --
    Class Z.................................................             --                   --
                                                                   --------             --------
    Total distributions.....................................             --                   --
                                                                   --------             --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         (4,332)              (9,612)
    Class B.................................................         (2,823)              (1,556)
    Class C.................................................         (3,743)              (3,523)
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................             90                   78
    Class Z.................................................             --                   --
                                                                   --------             --------
  Net increase (decrease) from capital share transactions...        (10,808)             (14,613)
                                                                   --------             --------
  Net increase (decrease) in net assets.....................         (8,399)               7,287
NET ASSETS:
  Beginning of period.......................................        118,937              111,650
                                                                   --------             --------
  End of period.............................................       $110,538             $118,937
                                                                   ========             ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $     --             $     --
                                                                   ========             ========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

          GLOBAL COMMUNICATIONS FUND              GLOBAL FINANCIAL SERVICES FUND                  GLOBAL HEALTH FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         $   108              $   (17)             $   192              $   128              $ (2,803)            $ (1,913)
           2,466                 (454)               1,138                 (493)               17,347                4,003
          (1,042)               3,197                  104                3,897                 6,508               40,508
              --                   --                   --                   --                    --                   --
         -------              -------              -------              -------              --------             --------
           1,532                2,726                1,434                3,532                21,052               42,598
         -------              -------              -------              -------              --------             --------
              --                   --                 (112)                 (45)                   --                   --
              --                   --                   (8)                  --                    --                   --
              --                   --                   (6)                  --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   (7)                 (13)                   --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                  (595)              (2,668)
              --                   --                   --                   --                  (269)              (1,215)
              --                   --                   --                   --                  (246)              (1,151)
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    (5)                 (23)
              --                   --                   --                   --                    --                   --
         -------              -------              -------              -------              --------             --------
              --                   --                 (133)                 (58)               (1,115)              (5,057)
         -------              -------              -------              -------              --------             --------
           1,319                1,163                 (680)                 827                32,756                4,398
            (254)                 304                 (822)                 323                 5,182                1,797
            (140)                 222                 (887)                 151                 5,712                  488
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
              --                   --                   --                   --                    --                   --
            (573)                  19                 (968)                (142)                  100                   22
              --                   --                   --                   --                    --                   --
         -------              -------              -------              -------              --------             --------
             352                1,708               (3,357)               1,159                43,750                6,705
         -------              -------              -------              -------              --------             --------
           1,884                4,434               (2,056)               4,633                63,687               44,246
          10,003                5,569               21,110               16,477               235,709              191,463
         -------              -------              -------              -------              --------             --------
         $11,887              $10,003              $19,054              $21,110              $299,396             $235,709
         =======              =======              =======              =======              ========             ========
         $    94              $    --              $   185              $   130              $     --             $     --
         =======              =======              =======              =======              ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           GLOBAL LEADERS FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004           OCTOBER 31, 2003
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ (3,432)                  $ (2,459)
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         96,204                     72,742
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....         21,017                     52,485
  Payment from affiliate....................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) in net assets resulting from
    operations..............................................        113,789                    122,768
                                                                   --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
  From net realized gain on investments
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
                                                                   --------                   --------
    Total distributions.....................................             --                         --
                                                                   --------                   --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................        (79,662)                    21,429
    Class B.................................................         (2,281)                    (6,606)
    Class C.................................................         (4,087)                   (12,415)
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................         33,863                      9,675
    Class Z.................................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) from capital share transactions...        (52,167)                    12,083
                                                                   --------                   --------
  Net increase (decrease) in net assets.....................         61,622                    134,851
NET ASSETS:
  Beginning of period.......................................        640,879                    506,028
                                                                   --------                   --------
  End of period.............................................       $702,501                   $640,879
                                                                   ========                   ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $      1                   $    (32)
                                                                   ========                   ========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

            GLOBAL TECHNOLOGY FUND            GROWTH ALLOCATION FUND                 GROWTH FUND
    ---------------------------------------   ----------------------   ---------------------------------------
                                                  FOR THE PERIOD
                                                  MAY 28, 2004*
    FOR THE YEAR ENDED   FOR THE YEAR ENDED          THROUGH           FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004       OCTOBER 31, 2004     OCTOBER 31, 2003
    ------------------   ------------------      ----------------      ------------------   ------------------
         $(1,125)             $  (739)               $   (19)               $ (4,846)            $ (1,780)
           4,346                6,749                     @@                  14,874                4,681
          (7,552)              15,472                  2,435                  25,107               90,071
              --                   --                     --                      --                   --
         -------              -------                -------                --------             --------
          (4,331)              21,482                  2,416                  35,135               92,972
         -------              -------                -------                --------             --------
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
              --                   --                     --                      --                   --
         -------              -------                -------                --------             --------
              --                   --                     --                      --                   --
         -------              -------                -------                --------             --------
           1,143                3,006                 41,921                 303,622               59,287
             (85)               1,130                 13,745                  20,108                8,512
          (1,453)               1,510                 20,595                  34,841                9,068
              --                   --                     --                      --                   --
              --                   --                     --                  (5,133)              (5,061)
              --                   --                     --                 (27,881)             (29,332)
              --                   --                     --                  (3,425)              (3,081)
              --                   --                     --                    (412)                (877)
             421                   87                     --                  11,595                   --
              --                   --                     --                      --                   --
         -------              -------                -------                --------             --------
              26                5,733                 76,261                 333,315               38,516
         -------              -------                -------                --------             --------
          (4,305)              27,215                 78,677                 368,450              131,488
          63,778               36,563                     --                 467,140              335,652
         -------              -------                -------                --------             --------
         $59,473              $63,778                $78,677                $835,590             $467,140
         =======              =======                =======                ========             ========
         $    --              $    --                $    --                $     --             $     --
         =======              =======                =======                ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                        GROWTH OPPORTUNITIES FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004           OCTOBER 31, 2003
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ (4,788)                  $ (3,530)
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         74,372                     70,198
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....            866                    119,332
  Payment from affiliate....................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         70,450                    186,000
                                                                   --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
  From net realized gain on investments
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
                                                                   --------                   --------
    Total distributions.....................................             --                         --
                                                                   --------                   --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         34,377                     11,239
    Class B.................................................          6,429                      3,007
    Class C.................................................          5,973                      3,723
    Class E.................................................             --                         --
    Class H.................................................        (10,101)                    (7,338)
    Class L.................................................        (55,147)                   (45,091)
    Class M.................................................         (4,250)                    (2,817)
    Class N.................................................           (292)                      (780)
    Class Y.................................................          4,589                         --
    Class Z.................................................         (2,794)                    (4,243)
                                                                   --------                   --------
  Net increase (decrease) from capital share transactions...        (21,216)                   (42,300)
                                                                   --------                   --------
  Net increase (decrease) in net assets.....................         49,234                    143,700
NET ASSETS:
  Beginning of period.......................................        651,490                    507,790
                                                                   --------                   --------
  End of period.............................................       $700,724                   $651,490
                                                                   ========                   ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $     --                   $     (1)
                                                                   ========                   ========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                HIGH YIELD FUND               INCOME ALLOCATION FUND                 INCOME FUND
    ---------------------------------------   ----------------------   ---------------------------------------
                                                  FOR THE PERIOD
                                                  MAY 28, 2004*
    FOR THE YEAR ENDED   FOR THE YEAR ENDED          THROUGH           FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004     OCTOBER 31, 2003       OCTOBER 31, 2004       OCTOBER 31, 2004     OCTOBER 31, 2003
    ------------------   ------------------      ----------------      ------------------   ------------------
         $ 21,975             $ 20,583               $    65                $ 1,496              $   834
            1,260              (26,008)                    1                    272                   --
            9,408               68,299                    89                    392                  680
               82                   --                    --                     --                   --
         --------             --------               -------                -------              -------
           32,725               62,874                   155                  2,160                1,514
         --------             --------               -------                -------              -------
          (13,775)             (13,219)                  (41)                (1,192)                (600)
           (3,524)              (4,711)                   (5)                  (193)                (126)
           (3,930)              (4,648)                  (18)                  (215)                (131)
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
             (183)                  @@                    --                     (1)                  --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
         --------             --------               -------                -------              -------
          (21,412)             (22,578)                  (64)                (1,601)                (857)
         --------             --------               -------                -------              -------
           27,020               95,014                10,487                 13,357                7,349
          (10,205)              18,863                 1,681                    748                3,615
           (8,468)              28,735                 4,850                    428                3,970
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
               --                   --                    --                     --                   --
           16,120                   @@                    --                     10                   --
               --                   --                    --                     --                   --
         --------             --------               -------                -------              -------
           24,467              142,612                17,018                 14,543               14,934
         --------             --------               -------                -------              -------
           35,780              182,908                17,109                 15,102               15,591
          363,639              180,731                    --                 25,591               10,000
         --------             --------               -------                -------              -------
         $399,419             $363,639               $17,109                $40,693              $25,591
         ========             ========               =======                =======              =======
         $    362             $   (521)              $     1                $    17              $    30
         ========             ========               =======                =======              =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           INFLATION PLUS FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004           OCTOBER 31, 2003
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ 15,142                   $  4,335
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................          3,921                      1,187
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....         15,179                      3,709
  Payment from affiliate....................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         34,242                      9,231
                                                                   --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (7,295)                    (1,950)
    Class B.................................................         (1,954)                      (653)
    Class C.................................................         (5,756)                    (1,491)
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................           (129)                        --
    Class Z.................................................             --                         --
  From net realized gain on investments
    Class A.................................................           (560)                        --
    Class B.................................................           (264)                        --
    Class C.................................................           (627)                        --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
                                                                   --------                   --------
    Total distributions.....................................        (16,585)                    (4,094)
                                                                   --------                   --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................        163,635                    132,787
    Class B.................................................         37,258                     66,087
    Class C.................................................        152,377                    157,218
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................         22,802                         --
    Class Z.................................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) from capital share transactions...        376,072                    356,092
                                                                   --------                   --------
  Net increase (decrease) in net assets.....................        393,729                    361,229
NET ASSETS:
  Beginning of period.......................................        371,231                     10,002
                                                                   --------                   --------
  End of period.............................................       $764,960                   $371,231
                                                                   ========                   ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $    293                   $    283
                                                                   ========                   ========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

    INTERNATIONAL CAPITAL APPRECIATION FUND      INTERNATIONAL OPPORTUNITIES FUND          INTERNATIONAL SMALL COMPANY FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         $   (128)            $   (48)             $    165             $     56             $   628              $   113
             (671)              2,073                17,719                 (695)              8,347                3,455
            9,438               1,285                   169               20,926              (3,466)               4,882
               --                  --                    --                   --                  --                   --
         --------             -------              --------             --------             -------              -------
            8,639               3,310                18,053               20,287               5,509                8,450
         --------             -------              --------             --------             -------              -------
               --                  (5)                  (32)                  --                  (5)                 (10)
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  (1)                  (31)                  --                (108)                  (7)
               --                  --                    --                   --                  --                   --
              (75)                 --                    --                   --                (858)                  --
              (12)                 --                    --                   --                (155)                  --
              (14)                 --                    --                   --                (240)                  --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               (1)                 --                    --                   --              (1,683)                  --
               --                  --                    --                   --                  --                   --
         --------             -------              --------             --------             -------              -------
             (102)                 (6)                  (63)                  --              (3,049)                 (17)
         --------             -------              --------             --------             -------              -------
           33,843               4,449                 6,346              (10,923)             10,982                4,140
            6,071                 908                  (278)              (1,535)              1,408                  697
            9,562                 911                (1,224)              (1,298)              6,922                1,424
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
               --                  --                    --                   --                  --                   --
           26,600                   1                (2,608)                 505              15,694               20,669
               --                  --                    --                   --                  --                   --
         --------             -------              --------             --------             -------              -------
           76,076               6,269                 2,236              (13,251)             35,006               26,930
         --------             -------              --------             --------             -------              -------
           84,613               9,573                20,226                7,036              37,466               35,363
           16,087               6,514               110,460              103,424              42,715                7,352
         --------             -------              --------             --------             -------              -------
         $100,700             $16,087              $130,686             $110,460             $80,181              $42,715
         ========             =======              ========             ========             =======              =======
         $     --             $     1              $    109             $     68             $   584              $   117
         ========             =======              ========             ========             =======              =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                            MIDCAP FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................      $  (16,320)          $  (14,264)
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         184,502               12,089
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....          60,619              511,646
  Payment from affiliate....................................              --                   --
                                                                  ----------           ----------
  Net increase (decrease) in net assets resulting from
    operations..............................................         228,801              509,471
                                                                  ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................              --                   --
    Class B.................................................              --                   --
    Class C.................................................              --                   --
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................              --                   --
    Class Z.................................................              --                   --
  From net realized gain on investments
    Class A.................................................              --                   --
    Class B.................................................              --                   --
    Class C.................................................              --                   --
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................              --                   --
    Class Z.................................................              --                   --
                                                                  ----------           ----------
    Total distributions.....................................              --                   --
                                                                  ----------           ----------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................          (7,410)             413,840
    Class B.................................................         (23,848)              63,698
    Class C.................................................         (36,048)              99,708
    Class E.................................................              --                   --
    Class H.................................................              --                   --
    Class L.................................................              --                   --
    Class M.................................................              --                   --
    Class N.................................................              --                   --
    Class Y.................................................          11,066               39,638
    Class Z.................................................              --                   --
                                                                  ----------           ----------
  Net increase (decrease) from capital share transactions...         (56,240)             616,884
                                                                  ----------           ----------
  Net increase (decrease) in net assets.....................         172,561            1,126,355
NET ASSETS:
  Beginning of period.......................................       2,399,867            1,273,512
                                                                  ----------           ----------
  End of period.............................................      $2,572,428           $2,399,867
                                                                  ==========           ==========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................      $       --           $       (4)
                                                                  ==========           ==========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

               MIDCAP VALUE FUND                         MONEY MARKET FUND                        SHORT DURATION FUND
    ---------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    ------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         $ (2,039)            $ (1,113)            $    619            $     946             $  2,169             $ 1,276
           33,398                1,497                    2                    8                 (295)               (221)
            9,523               57,080                   --                   --                 (187)                312
               --                   --                   --                   --                   --                  --
         --------             --------             --------            ---------             --------             -------
           40,882               57,464                  621                  954                1,687               1,367
         --------             --------             --------            ---------             --------             -------
               --                   --                 (590)                (929)              (1,024)               (646)
               --                   --                   (5)                  (5)                (251)               (160)
               --                   --                   (3)                  (3)                (755)               (477)
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                  (21)                 (17)                (150)                 --
               --                   --                   --                   --                   --                  --
               --                   --                   (2)                  --                   --                  --
               --                   --                   @@                   --                   --                  --
               --                   --                   @@                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   @@                   --                   --                  --
               --                   --                   --                   --                   --                  --
         --------             --------             --------            ---------             --------             -------
               --                   --                 (621)                (954)              (2,180)             (1,283)
         --------             --------             --------            ---------             --------             -------
           96,898               25,155              (40,757)             (56,663)               6,604              24,661
           12,047                6,035              (21,896)             (31,316)               2,127               9,191
           10,552                5,627               (3,329)             (35,939)               4,492              29,681
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
               --                   --                   --                   --                   --                  --
            2,342                 (279)               8,536               (1,653)              31,444                  --
               --                   --                   --                   --                   --                  --
         --------             --------             --------            ---------             --------             -------
          121,839               36,538              (57,446)            (125,571)              44,667              63,533
         --------             --------             --------            ---------             --------             -------
          162,721               94,002              (57,446)            (125,571)              44,174              63,617
          247,616              153,614              345,048              470,619               73,619              10,002
         --------             --------             --------            ---------             --------             -------
         $410,337             $247,616             $287,602            $ 345,048             $117,793             $73,619
         ========             ========             ========            =========             ========             =======
         $     --             $     (1)            $     --            $      --             $     17             $    28
         ========             ========             ========            =========             ========             =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                           SMALL COMPANY FUND
                                                              ---------------------------------------------
                                                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004           OCTOBER 31, 2003
                                                              ------------------         ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ (4,048)                  $ (2,963)
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         31,350                     26,132
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....        (13,512)                    53,303
  Payment from affiliate....................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         13,790                     76,472
                                                                   --------                   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
  From net realized gain on investments
    Class A.................................................             --                         --
    Class B.................................................             --                         --
    Class C.................................................             --                         --
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................             --                         --
    Class Z.................................................             --                         --
                                                                   --------                   --------
    Total distributions.....................................             --                         --
                                                                   --------                   --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................          7,710                      4,590
    Class B.................................................         (2,618)                       (24)
    Class C.................................................         (4,938)                    (1,922)
    Class E.................................................             --                         --
    Class H.................................................             --                         --
    Class L.................................................             --                         --
    Class M.................................................             --                         --
    Class N.................................................             --                         --
    Class Y.................................................           (265)                      (534)
    Class Z.................................................             --                         --
                                                                   --------                   --------
  Net increase (decrease) from capital share transactions...           (111)                     2,110
                                                                   --------                   --------
  Net increase (decrease) in net assets.....................         13,679                     78,582
NET ASSETS:
  Beginning of period.......................................        266,095                    187,513
                                                                   --------                   --------
  End of period.............................................       $279,774                   $266,095
                                                                   ========                   ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $     --                   $     --
                                                                   ========                   ========

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

              SMALLCAP GROWTH FUND                           STOCK FUND                         TAX-FREE CALIFORNIA FUND
    ----------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004      OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    -------------------   ------------------   ------------------   ------------------   ------------------   ------------------
         $ (2,027)             $ (1,410)           $   (1,234)          $     (154)           $   614              $   443
           27,895                (3,965)               13,771             (211,855)                32                  (80)
          (12,104)               63,633                43,675              472,384                526                  (68)
               --                    --                    --                   --                 --                   --
         --------              --------            ----------           ----------            -------              -------
           13,764                58,258                56,212              260,375              1,172                  295
         --------              --------            ----------           ----------            -------              -------
               --                    --                    --                   --               (590)                (367)
               --                    --                    --                   --                (33)                 (48)
               --                    --                    --                   --                (19)                 (35)
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
               --                    --                    --                   --                 --                   --
         --------              --------            ----------           ----------            -------              -------
               --                    --                    --                   --               (642)                (450)
         --------              --------            ----------           ----------            -------              -------
           23,863                10,372               (58,565)             (54,575)             3,606                2,917
            4,876                 3,446               (43,898)             (31,128)              (854)                 852
            4,665                 2,486               (65,250)             (49,483)               173                  242
               --                    --                    --                   --                 --                   --
           (4,749)               (2,779)                   --                   --                 --                   --
           (6,513)              (11,123)                   --                   --                 --                   --
           (2,982)               (1,596)                   --                   --                 --                   --
             (397)                 (588)                   --                   --                 --                   --
            5,474                    --                36,590                3,637                 --                   --
               --                    --                    --                   --                 --                   --
         --------              --------            ----------           ----------            -------              -------
           24,237                   218              (131,123)            (131,549)             2,925                4,011
         --------              --------            ----------           ----------            -------              -------
           38,001                58,476               (74,911)             128,826              3,455                3,856
          186,682               128,206             1,707,868            1,579,042             13,856               10,000
         --------              --------            ----------           ----------            -------              -------
         $224,683              $186,682            $1,632,957           $1,707,868            $17,311              $13,856
         ========              ========            ==========           ==========            =======              =======
         $     --              $     --            $       --           $       --            $     2              $    30
         ========              ========            ==========           ==========            =======              =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                      TAX-FREE MINNESOTA FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ 1,456              $ 1,490
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................           571                  361
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....           256                 (193)
  Payment from affiliate....................................            --                   --
                                                                   -------              -------
  Net increase (decrease) in net assets resulting from
    operations..............................................         2,283                1,658
                                                                   -------              -------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................          (147)                (105)
    Class B.................................................           (17)                 (16)
    Class C.................................................           (12)                 (11)
    Class E.................................................        (1,147)              (1,234)
    Class H.................................................            (4)                  (9)
    Class L.................................................          (107)                (117)
    Class M.................................................            (9)                 (16)
    Class N.................................................            (7)                  (6)
    Class Y.................................................            @@                   @@
    Class Z.................................................            --                   --
  From net realized gain on investments
    Class A.................................................           (99)                 (11)
    Class B.................................................           (15)                  (1)
    Class C.................................................            (9)                  (2)
    Class E.................................................          (720)                (158)
    Class H.................................................            (3)                  (2)
    Class L.................................................           (72)                 (17)
    Class M.................................................            (8)                  (3)
    Class N.................................................            (5)                  (1)
    Class Y.................................................            @@                   @@
    Class Z.................................................            --                   --
                                                                   -------              -------
    Total distributions.....................................        (2,381)              (1,709)
                                                                   -------              -------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................         1,059                1,190
    Class B.................................................           112                  297
    Class C.................................................           (90)                 112
    Class E.................................................        (2,361)              (1,608)
    Class H.................................................           (41)                (427)
    Class L.................................................          (150)                (415)
    Class M.................................................          (249)                (107)
    Class N.................................................             2                    9
    Class Y.................................................            @@                   @@
    Class Z.................................................            --                   --
                                                                   -------              -------
  Net increase (decrease) from capital share transactions...        (1,718)                (949)
                                                                   -------              -------
  Net increase (decrease) in net assets.....................        (1,816)              (1,000)
NET ASSETS:
  Beginning of period.......................................        37,716               38,716
                                                                   -------              -------
  End of period.............................................       $35,900              $37,716
                                                                   =======              =======
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $    16              $    10
                                                                   =======              =======

@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

             TAX-FREE NATIONAL FUND                    TAX-FREE NEW YORK FUND                    TOTAL RETURN BOND FUND
    ----------------------------------------   ---------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004      OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    -------------------   ------------------   ------------------   ------------------   ------------------   ------------------
          $ 3,552              $ 2,859              $   441              $   338              $ 15,635             $ 15,031
              480                  808                   22                   89                 4,248               25,764
            1,916                 (694)                 422                   74                 7,032                1,999
               --                   --                   --                   --                   243                   --
          -------              -------              -------              -------              --------             --------
            5,948                2,973                  885                  501                27,158               42,794
          -------              -------              -------              -------              --------             --------
           (1,286)                (656)                (375)                (286)               (9,501)             (11,495)
             (218)                (170)                 (40)                 (28)               (2,503)              (4,147)
             (271)                (185)                 (50)                 (35)               (2,575)              (4,443)
           (1,379)              (1,434)                  --                   --                    --                   --
              (44)                 (77)                  --                   --                    --                   --
             (300)                (279)                  --                   --                    --                   --
              (46)                 (44)                  --                   --                    --                   --
              (19)                 (19)                  --                   --                    --                   --
               @@                   --                   --                   --                (2,548)              (2,523)
               --                   --                   --                   --                    --                   --
             (409)                (282)                 (69)                  --                (9,077)              (2,184)
              (98)                 (85)                  (8)                  --                (3,538)                (983)
             (119)                 (72)                 (12)                  --                (3,675)              (1,069)
             (500)                (886)                  --                   --                    --                   --
              (21)                 (65)                  --                   --                    --                   --
             (113)                (166)                  --                   --                    --                   --
              (19)                 (35)                  --                   --                    --                   --
               (8)                 (13)                  --                   --                    --                   --
               @@                   --                   --                   --                (2,000)                (393)
               --                   --                   --                   --                    --                   --
          -------              -------              -------              -------              --------             --------
           (4,850)              (4,468)                (554)                (349)              (35,417)             (27,237)
          -------              -------              -------              -------              --------             --------
           13,426                9,628                1,688                  480                34,420               46,299
             (433)               2,940                  479                   36               (12,343)               4,755
              648                4,570                  538                  378               (18,887)                (859)
           (2,339)              (4,737)                  --                   --                    --                   --
           (1,112)              (1,094)                  --                   --                    --                   --
              135                  234                   --                   --                    --                   --
              146                 (287)                  --                   --                    --                   --
              (68)                  18                   --                   --                    --                   --
               @@                   --                   --                   --                41,626               18,951
               --                   --                   --                   --                    --                   --
          -------              -------              -------              -------              --------             --------
           10,403               11,272                2,705                  894                44,816               69,146
          -------              -------              -------              -------              --------             --------
           11,501                9,777                3,036                1,046                36,557               84,703
           80,685               70,908               11,046               10,000               545,071              460,368
          -------              -------              -------              -------              --------             --------
          $92,186              $80,685              $14,082              $11,046              $581,628             $545,071
          =======              =======              =======              =======              ========             ========
          $    21              $    32              $     3              $    27              $    920             $    219
          =======              =======              =======              =======              ========             ========

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUND II, INC.

 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                  U.S. GOVERNMENT SECURITIES FUND
                                                              ---------------------------------------
                                                              FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                                               OCTOBER 31, 2004     OCTOBER 31, 2003
                                                              ------------------   ------------------
OPERATIONS:
  Net investment income (loss)..............................       $ 11,840             $ 15,586
  Net realized gain (loss) on investments, futures contracts
    and foreign currency transactions.......................         (3,335)                 (42)
  Net unrealized appreciation (depreciation) of investments,
    futures contracts and foreign currency transactions.....          2,969               (7,693)
  Payment from affiliate....................................             --                   --
                                                                   --------             --------
  Net increase (decrease) in net assets resulting from
    operations..............................................         11,474                7,851
                                                                   --------             --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.................................................         (2,410)              (3,401)
    Class B.................................................         (1,059)              (1,645)
    Class C.................................................           (628)              (1,473)
    Class E.................................................         (5,830)              (6,861)
    Class H.................................................           (175)                (285)
    Class L.................................................         (1,761)              (2,045)
    Class M.................................................           (147)                (213)
    Class N.................................................            (42)                 (58)
    Class Y.................................................             @@                   @@
    Class Z.................................................             --                   --
  From net realized gain on investments
    Class A.................................................             --                   --
    Class B.................................................             --                   --
    Class C.................................................             --                   --
    Class E.................................................             --                   --
    Class H.................................................             --                   --
    Class L.................................................             --                   --
    Class M.................................................             --                   --
    Class N.................................................             --                   --
    Class Y.................................................             --                   --
    Class Z.................................................             --                   --
                                                                   --------             --------
    Total distributions.....................................        (12,052)             (15,981)
                                                                   --------             --------
CAPITAL SHARE TRANSACTIONS:
    Class A.................................................        (11,823)              (8,185)
    Class B.................................................        (11,914)                 104
    Class C.................................................        (12,661)             (13,021)
    Class E.................................................        (15,784)             (17,167)
    Class H.................................................         (2,359)              (2,903)
    Class L.................................................         (4,504)              (4,907)
    Class M.................................................           (887)              (1,961)
    Class N.................................................           (330)                (300)
    Class Y.................................................             @@                   @@
    Class Z.................................................             --                   --
                                                                   --------             --------
  Net increase (decrease) from capital share transactions...        (60,262)             (48,340)
                                                                   --------             --------
  Net increase (decrease) in net assets.....................        (60,840)             (56,470)
NET ASSETS:
  Beginning of period.......................................        321,589              378,059
                                                                   --------             --------
  End of period.............................................       $260,749             $321,589
                                                                   ========             ========
  Accumulated undistributed (distribution in excess of) net
    investment income.......................................       $     44             $      1
                                                                   ========             ========

* Included in these amounts was a return of capital in the amounts of $253, 12, 16 and 12 for Classes A, B, C and Y, respectively.
@@ Due to the presentation of the financial statements in thousands, the number rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                   VALUE FUND                         VALUE OPPORTUNITIES FUND
    ----------------------------------------   ---------------------------------------
    FOR THE YEAR ENDED    FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
     OCTOBER 31, 2004      OCTOBER 31, 2003     OCTOBER 31, 2004     OCTOBER 31, 2003
    -------------------   ------------------   ------------------   ------------------
          $   451              $   394              $  (142)             $  (160)
            2,286               (3,212)               6,095                 (861)
            3,886               11,241                2,953               12,036
               --                   --                   --                   --
          -------              -------              -------              -------
            6,623                8,423                8,906               11,015
          -------              -------              -------              -------
             (373)                (236)                  --                   --
              (14)                  --                   --                   --
              (19)                  --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               @@                   (3)                  --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
               --                   --                   --                   --
          -------              -------              -------              -------
             (406)                (239)                  --                   --
          -------              -------              -------              -------
           10,636                6,481               16,891                2,347
              990                1,084                3,329                1,168
             (285)                (431)               3,625                  960
               --                   --                   --                   --
               --                   --               (1,631)                (678)
               --                   --                 (532)              (2,566)
               --                   --               (1,025)                (575)
               --                   --                 (137)                (225)
           20,782                 (226)               9,702                   --
               --                   --                   --                   --
          -------              -------              -------              -------
           32,123                6,908               30,222                  431
          -------              -------              -------              -------
           38,340               15,092               39,128               11,446
           59,664               44,572               48,694               37,248
          -------              -------              -------              -------
          $98,004              $59,664              $87,822              $48,694
          =======              =======              =======              =======
          $   377              $   349              $    --              $    (1)
          =======              =======              =======              =======

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 NOTES TO FINANCIAL STATEMENTS
 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

1.  ORGANIZATION:

    The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the Companies) are open-end management investment companies comprised of thirty-nine portfolios (each a "Fund" or together the "Funds"). They are The Hartford Advisers Fund (Advisers Fund), The Hartford Aggressive Growth Allocation Fund (Aggressive Growth Allocation Fund), The Hartford Balanced Allocation Fund (Balanced Allocation Fund), The Hartford Capital Appreciation Fund (Capital Appreciation Fund), The Hartford Conservative Allocation Fund (Conservative Allocation Fund), The Hartford Disciplined Equity Fund (Disciplined Equity Fund), The Hartford Dividend and Growth Fund (Dividend and Growth Fund), The Hartford Equity Income Fund (Equity Income
    Fund), The Hartford Focus Fund (Focus Fund), The Hartford Global Communications Fund (Global Communications Fund), The Hartford Global Financial Services Fund (Global Financial Services Fund), The Hartford Global Health Fund (Global Health Fund), The Hartford Global Leaders Fund (Global Leaders Fund), The Hartford Global Technology Fund (Global Technology Fund), The Hartford Growth Allocation Fund (Growth Allocation
    Fund), The Hartford Growth Fund (Growth Fund), The Hartford Growth Opportunities Fund (Growth Opportunities Fund), The Hartford High Yield Fund (High Yield Fund), The Hartford Income Allocation Fund (Income Allocation
    Fund), The Hartford Income Fund (Income Fund), The Hartford Inflation Plus Fund (Inflation Plus Fund), The Hartford International Capital Appreciation Fund (International Capital Appreciation Fund), The Hartford International Opportunities Fund (International Opportunities Fund), The Hartford International Small Company Fund (International Small Company Fund), The Hartford MidCap Fund (MidCap Fund), The Hartford MidCap Value Fund (MidCap Value Fund), The Hartford Money Market Fund (Money Market Fund), The Hartford Short Duration Fund (Short Duration Fund), The Hartford Small Company Fund (Small Company Fund), The Hartford SmallCap Growth Fund (SmallCap Growth Fund), The Hartford Stock Fund (Stock Fund), The Hartford Tax-Free California Fund (Tax-Free California Fund), The Hartford Tax-Free Minnesota Fund (Tax-Free Minnesota Fund), The Hartford Tax-Free National Fund (Tax-Free National Fund), The Hartford Tax-Free New York Fund (Tax-Free New York Fund), The Hartford Total Return Bond Fund (Total Return Bond
    Fund), The Hartford U.S. Government Securities Fund (U.S. Government Securities Fund), The Hartford Value Fund (Value Fund) and The Hartford Value Opportunities Fund (Value Opportunities Fund). The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies, except for Focus Fund, Global Communications Fund, Global Financial Services Fund, Global Health Fund, Global Technology Fund, Inflation Plus Fund, Tax-Free California Fund and Tax-Free New York Fund, which are non-diversified.

    Class A shares are sold with a front-end sales charge of up to 5.50%, except for The High Yield Fund, The Income Fund, The Inflation Plus Fund, The Tax-Free California Fund, The Tax-Free Minnesota Fund, The Tax-Free National Fund, The Tax-Free New York Fund and the U.S. Government Securities Fund which have maximum front-end sales charge of up to 4.50%. The Short Duration Fund has a maximum front-end sales charge of up to 3.00%. Class B shares are sold with a contingent deferred sales charge which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of up to 1.00% and a contingent deferred sales charge of up to 1.00%. Effective November 1, 2004, Class C shares will be sold with a contingent deferred sales charge of up to 1.00% and no front-end sales charge. Class E is sold with a front-end sales charge of 4.50%. Classes H and M are sold with a contingent deferred sales charge, which is assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price, and declines from 4.00% to zero depending on the period of time the shares are held. Class L is sold with a sales charge up to 4.75%. Class N is sold with a contingent deferred sales charge of 1.00% if redeemed within 1 year. Class Y shares are sold to certain eligible institutional investors without a sales charge. Class Z is sold without sales charges. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, except that each class may have different expenses, which may affect performance, and except that Class B shares automatically convert to Class A shares after 8 years. Classes H and N shares will automatically convert to Class L after 8 years.

    Each of the following Funds ("Allocation Funds"): Aggressive Growth Allocation Fund, Balanced Allocation Fund, Conservative Allocation Fund, Growth Allocation Fund and Income Allocation Fund are "Funds of Funds", which invests the majority of its assets in Class Y of other Hartford mutual funds: domestic and international equity funds and fixed income funds (Underlying Funds). The Allocation Funds seek their relative investment goals through implementation of a strategic asset allocation recommendation provided by Ibbotson Associates, Inc. ("Ibbotson"). Ibbotson serves as a consultant to Hartford Investment Financial Services, LLC (HIFSCO) with respect to selecting the Underlying Funds and the funds' asset allocations among the Underlying Funds. Each Underlying Fund's accounting policies are outlined below.

    Indemnifications: Under the Funds' organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, the Funds' enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

    b) Security Valuation and Investment Income -- Equity securities are valued at the last sale price or official closing price reported on the principal securities exchange on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued. If no sale took place on a particular day, then such securities are valued at the mean between the bid and asked prices. The difference between cost and market value for debt and equity securities is recorded in the Statement of Operations and accumulated in net assets.

--------------------------------------------------------------------------------

        Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in the Money Market Fund are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments with maturity of 60 days or less are valued at amortized cost.

        The Funds generally use market prices in valuing portfolio securities, but may use fair value estimates, under procedures established by the Board of Directors, if reliable market prices are unavailable. Fair value pricing may be used by a fund when current market values are unavailable or when an event occurs after the close of the foreign exchange on which the Fund's portfolio securities are principally traded that is likely to have changed the value of the securities. For substantially each determination of net asset value per share, the Funds are supplied with information from an unaffiliated third party with respect to the fair value of foreign securities. Price movements in futures contracts and ADRs, and various other indices, may be reviewed in the course of making a good faith determination of a security's fair value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

        Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using current exchange rates. Options are valued at the last sales price. If no sale took place on such day, then options are valued at the mean between the bid and asked prices.

        Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from an approved quotation system.

        Investments in open-end mutual funds are valued at the respective net asset value of each Underlying Fund on the valuation date.

        Dividend income is recorded on the ex-dividend date. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date.

    c) Foreign Currency Transactions -- The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

        The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in foreign currency exchange rates on portfolio securities from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

        Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

    d) Securities Lending -- The Funds, except for the Money Market Fund, may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash, which is then invested in short-term money market instruments with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay in recovery of loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially.

    e) Joint Trading Account -- Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Funds may transfer uninvested cash balances into a joint trading account managed by The Hartford Investment Management Company (Hartford Investment) or Wellington Management Company LLP, (Wellington). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

    f) Repurchase Agreements -- A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Funds' custodian in book entry or physical form in the custodial account of the Funds. Repurchase agreements are valued at cost plus accrued interest receivable.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Certain Funds, together with other investment management companies having investment advisory agreements with Wellington have a $1,933,545 interest in joint repurchase agreements dated 10/29/04 with ABN AMRO, CS First Boston, Deutsche Bank, J.P. Morgan Chase and UBS Warburg Securities due 11/01/04. These joint repurchase agreements are collateralized as follows:

                                                              COLLATERAL
         BROKER                          RATE    PRINCIPAL      VALUE          SECURITY TYPE         COUPON RATE       MATURITY
         ------                          ----    ---------    ----------    -------------------    ---------------    -----------
         ABN AMRO....................    1.78%   $145,000      $148,409     U.S. Treasury Bonds    7.625% - 8.375%    2020 - 2022
                                                                            U.S. Treasury Note              6.125%           2004
         CS First Boston.............    1.86%    375,000       382,502     FFCB                             1.45%           2005
                                                                            FHLB                    1.50% - 8.375%    2005 - 2019
                                                                            FHLMC                    1.99% - 2.47%    2004 - 2005
                                                                            FNMA                            2.125%           2006
                                                                            SLMA                       Zero Coupon           2022
         Deutsche Bank...............    1.86%    300,000       306,004     FFCB                     1.85% - 2.35%    2004 - 2007
         Deutsche Bank...............    1.77%     40,000        41,241     FHLB                     1.50% - 3.50%    2005 - 2010
                                                                            FMAC                     1.97% - 2.26%           2005
                                                                            FNMA                     1.80% - 2.35%    2004 - 2007
                                                                            U.S Treasury Note                1.77%           2012
         J.P. Morgan Chase...........    1.86%    275,000       280,501     FNCL                     4.50% - 8.00%    2017 - 2034
         UBS Warburg Securities......    1.86%    750,000       765,004     FHLMC                   4.50% - 10.50%    2006 - 2034
         UBS Warburg Securities......    1.77%     48,545        49,696     FNMA                    4.50% - 10.50%    2008 - 2034
                                                                            U.S Treasury
                                                                            inflation-protected
                                                                            securities                      3.375%           2012

        The maturity amounts are as follows:

                                                                       MATURITY
         FUND                                                           AMOUNT
         ----                                                          --------
         Advisers Fund...............................................  $ 31,118
         Capital Appreciation Fund...................................   446,448
         Disciplined Equity Fund.....................................     8,776
         Dividend and Growth Fund....................................    85,430
         Equity Income Fund..........................................     3,845
         Focus Fund..................................................     1,264
         Global Communications Fund..................................       177
         Global Financial Services...................................       131
         Global Health Fund..........................................     6,707
         Global Leaders Fund.........................................     6,095
         Global Technology Fund......................................       390
         Growth Fund.................................................    42,585
         Growth Opportunities Fund...................................     3,585
         High Yield Fund.............................................    12,328
         International Capital Appreciation Fund.....................     7,012
         International Opportunities Fund............................     2,670
         International Small Company Fund............................     3,310
         MidCap Fund.................................................    72,598
         MidCap Value Fund...........................................     4,199
         Stock Fund..................................................    16,502
         Value Fund..................................................     4,770
         Value Opportunities Fund....................................     1,565

--------------------------------------------------------------------------------

        Certain Funds, together with other investment management companies having investment advisory agreements with Hartford Investment have a $505,436 interest in joint repurchase agreements dated 10/29/04 with BNP Paribas Securities Corp., Greenwich Capital Markets, State Street Corp. and UBS Warburg Securities due 11/01/04. These joint repurchase agreements are collateralized as follows:

                                                               COLLATERAL
         BROKER                           RATE    PRINCIPAL      VALUE          SECURITY TYPE        COUPON RATE       MATURITY
         ------                           ----    ---------    ----------    -------------------    --------------    -----------
         BNP Paribas Securities
           Corp. .....................    1.77%    100,000      102,587      U.S. Treasury Bonds            7.125%           2023
         Greenwich Capital Markets....    1.77%    100,000      102,400      U.S. Treasury Bonds             6.25%           2023
                                                                             U.S. Treasury Note             4.625%           2006
         State Street Corp. ..........    1.75%    105,436      107,860      U.S. Treasury Bonds     7.50% - 9.00%    2016 - 2018
         UBS Warburg Securities.......    1.77%    200,000      204,443      U.S. Treasury Bonds     6.25% - 9.00%    2018 - 2030
                                                                             U.S. Treasury Note            10.375%           2009

        The maturity amounts are as follows:

                                                                       MATURITY
         FUND                                                           AMOUNT
         ----                                                          --------
         Income Fund.................................................  $   138
         Inflation Plus Fund.........................................    4,048
         Short Duration Fund.........................................    5,576
         Total Return Bond Fund......................................   48,435
         U.S. Government Securities Fund.............................    2,629

        The SmallCap Growth Fund had an interest in a $2,398 repurchase agreement dated 10/29/04 with BNP Paribas Securities Corp., 1.78% due 11/01/04. This repurchase agreement was collateralized by $2,456 U.S. Treasury Bill 1.91% due 2005.

        In addition, the Advisers Fund and the Capital Appreciation Fund hold collateral for securities out on loan in repurchase agreements. The Advisers Fund lending agreement was collateralized by an interest in a $51,423 repurchase agreement dated 10/29/04 with Lehman Brothers, Inc., 1.85% due 11/1/04. This repurchase agreement was collateralized by $13,702, in a FNMA 1.975% due 2005 and by $38,750 in a U.S. Treasury Note Zero coupon strip, 11.75% due 2014. The Capital Appreciation Fund lending agreement was collateralized by an interest in a $32,714 repurchase agreement dated 10/29/04 with Lehman Brothers, Inc., 1.85% due 11/1/04. This repurchase agreement was collateralized by $33,372 in a U.S. Treasury Note Zero coupon strip, 11.75% due 2014.

    g) Futures and Options Transactions -- Certain Funds may invest in futures contracts and options contracts in order to gain exposure to or protect against changes in the market. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called maintenance margin, to and from the broker, are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors.

        At any time prior to expiration of the futures contract, the Funds may close the position by taking an opposite position, which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

        The use of futures contracts involve elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Change in the value of the futures contracts may decrease the effectiveness of a Fund's strategies and potentially result in loss. The Adviser Fund, the Disciplined Equity Fund, the High Yield Fund and the SmallCap Growth Fund had outstanding futures contracts as of October 31, 2004.

        The premium paid by a Fund for the purchase of a call or put option is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently "marked-to-market" through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period. If a purchased option expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid to buy the call.

        The Funds may write covered options. "Covered" means that so long as a Fund is obligated as the writer of an option, it will own either the underlying securities or currency or the option to purchase or sell the same underlying securities or currency having the expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, recorded as a component of other liabilities on the Statements of Assets and Liabilities, which increases the Funds' return, recorded as a realized gain, if the option expires unexercised or is closed out at a net profit. Any loss realized from the covered option is offset by the gain realized on the sale of the underlying securities or currency. Covered options, at times before exercise or close out, are marked-to-market through net unrealized

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

       appreciation (depreciation) of options. There is a risk of loss from a change in value of such options, which may exceed the related premiums received. For the year ended October 31, 2004, the Funds had no option activity.

    h) Forward Foreign Currency Contracts -- For the year ended October 31, 2004, the Capital Appreciation Fund, the International Small Company Fund, the International Opportunities Fund, and the Total Return Bond Fund entered into forward foreign currency exchange contracts that obligate the Funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies.

        Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movement in the value of foreign currencies relative to the U.S. dollar. The U.S. dollar value of forward foreign currency contracts is determined using forward foreign currency exchange rates supplied by an independent pricing service.

    i) Indexed Securities -- The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

    j) Federal Income Taxes -- For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. On a calendar year basis, the Funds are subject to a 4% federal excise tax to the extent they do not distribute substantially all of their net investment income and realized gains, if any. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

        The tax character of distributions paid (excluding dividends payable) for the periods indicated is as follows:

                                                                       FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
                                                                         OCTOBER 31, 2004       OCTOBER 31, 2003
                                                                       --------------------   --------------------
         Advisers Fund
           Ordinary income...........................................        $24,483                $26,613
         Balanced Allocation Fund+
           Ordinary income...........................................             77
         Conservative Allocation Fund+
           Ordinary income...........................................             67
         Disciplined Equity Fund
           Ordinary income...........................................            154
         Dividend and Growth Fund
           Ordinary income...........................................         15,746                 10,229
           Tax return of capital.....................................                                   293
         Equity Income Fund
           Ordinary income...........................................          3,108
         Global Financial Services Fund
           Ordinary income...........................................            133                     58
         Global Health Fund
           Ordinary income...........................................                                 1,236
           Net long-term capital gains...............................          1,115                  3,821
         High Yield Fund
           Ordinary income...........................................         21,004                 22,578
         Income Allocation Fund+
           Ordinary income...........................................             56
         Income Fund
           Ordinary income...........................................          1,577                    857
         Inflation Plus Fund
           Ordinary income...........................................         16,261                  4,094
         International Capital Appreciation Fund
           Ordinary income...........................................             37                      6
           Net long-term capital gains...............................             65
         International Opportunities Fund
           Ordinary income...........................................             63
         International Small Company Fund
           Ordinary income...........................................          2,967                     17
           Net long-term capital gains...............................             82

--------------------------------------------------------------------------------

                                                                       FOR THE PERIOD ENDED   FOR THE PERIOD ENDED
                                                                         OCTOBER 31, 2004       OCTOBER 31, 2003
                                                                       --------------------   --------------------
         Money Market Fund
           Ordinary income...........................................            615                    954
         Short Duration Fund
           Ordinary income...........................................          2,152                  1,283
         Tax-Free California Fund
           Tax exempt income.........................................            636                    450
         Tax-Free Minnesota Fund
           Ordinary income...........................................             13
           Tax exempt income.........................................          1,423                  1,514
           Net long-term capital gains...............................            835                    195
         Tax-Free National Fund
           Ordinary income...........................................            284
           Tax exempt income.........................................          3,491                  2,864
           Net long-term capital gains...............................            924                  1,604
         Tax-Free New York
           Ordinary income...........................................             89
           Tax exempt income.........................................            463                    349
         Total Return Bond Fund
           Ordinary income...........................................         34,174                 25,854
           Net long-term capital gains...............................          1,196                  1,383
         U.S. Government Securities Fund
           Ordinary income...........................................         11,875                 15,981
         Value Fund
           Ordinary income...........................................            406                    239

        + Commenced operations on May 28, 2004.

        As of October 31, 2004, the components of distributable earnings (deficit) on a tax basis are as follows:

                                                                                                                        TOTAL
                                                  UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      ACCUMULATED
                                                    ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION       EARNINGS
                                                     INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**   (DEFICIT)***
                                                  -------------   -------------   -------------   ----------------   ------------
         Advisers Fund..........................     $ 7,039         $    --        $(297,895)        $ 91,146        $(199,710)
         Aggressive Growth Allocation Fund......          --              --               --              855              855
         Balanced Allocation Fund...............          42              --               --            2,807            2,849
         Capital Appreciation Fund..............          --              --         (178,229)         923,253          745,024
         Conservative Allocation Fund...........          45              --               --              907              952
         Disciplined Equity Fund................         391              --         (110,465)          24,932          (85,142)
         Dividend and Growth Fund...............       3,070          26,221               --          238,617          267,908
         Equity Income Fund.....................       1,204              --               --            8,790            9,994
         Focus Fund.............................          --              --          (17,269)              57          (17,212)
         Global Communications Fund.............          94              --           (5,225)           1,369           (3,762)
         Global Financial Services Fund.........         185              --           (1,266)           1,747              666
         Global Health Fund.....................          --          15,627               --           14,136           29,763
         Global Leaders Fund....................          --              --          (60,140)          89,063           28,923
         Global Technology Fund.................          --              --          (60,534)           2,314          (58,220)
         Growth Allocation Fund.................          --              --               --            2,435            2,435
         Growth Fund............................          --              --          (71,950)          94,100           22,150
         Growth Opportunities Fund..............          --              --          (76,626)         109,967           33,341
         High Yield Fund........................         770              --          (85,531)          17,885          (66,876)
         Income Allocation Fund.................          10              --               --               89               99
         Income Fund............................          41             160               --            1,072            1,273
         Inflation Plus Fund....................       2,519           4,352               --           16,289           23,160
         International Capital Appreciation
           Fund.................................          --              --              (15)          10,411           10,396
         International Opportunities Fund.......          --              --          (40,231)          12,510          (27,721)
         International Small Company Fund.......       8,316             734               --              663            9,713
         MidCap Fund............................          --          55,052               --          463,669          518,721
         MidCap Value Fund......................      10,451          20,592               --           39,726           70,769
         Money Market Fund......................           6              --               --               --                6
         Short Duration Fund....................          45              --             (516)             125             (346)
         Small Company Fund.....................          --              --          (78,175)          29,090          (49,085)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                                                                        TOTAL
                                                  UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED       UNREALIZED      ACCUMULATED
                                                    ORDINARY        LONG-TERM     CAPITAL GAINS     APPRECIATION       EARNINGS
                                                     INCOME       CAPITAL GAIN      (LOSSES)*     (DEPRECIATION)**   (DEFICIT)***
                                                  -------------   -------------   -------------   ----------------   ------------
         SmallCap Growth Fund...................          --              --          (56,442)          11,563          (44,879)
         Stock Fund.............................          --              --         (558,978)           6,143         (552,835)
         Tax-Free California Fund...............           8              --              (48)             458              418
         Tax-Free Minnesota Fund................          42              84               --            2,145            2,271
         Tax-Free National Fund.................          93              79               --            5,268            5,440
         Tax-Free New York Fund.................           5              22               --              496              523
         Total Return Bond Fund.................       2,075             953               --           10,448           13,476
         U.S. Government Securities Fund........         221              --          (10,065)           4,096           (5,748)
         Value Fund.............................         377              --           (4,839)           6,836            2,374
         Value Opportunities Fund...............          --              --           (4,053)           9,884            5,831

          * Certain Funds had capital loss carryforwards that are identified in note 8.
         ** The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses and the mark to market adjustment for certain derivatives in accordance with IRC Sec. 1256.
        *** The primary difference between book and tax basis accumulated earnings (deficit) relates to dividends payable to shareholders at year end.

    k)  Fund Share Valuation and Dividend Distributions to
        Shareholders -- Orders for a Fund's shares are executed in accordance with the investment instructions of the shareholders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). The net asset value per share is determined separately for each class of each fund by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

        Each Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Aggressive Growth Allocation Fund, the Capital Appreciation Fund, the Disciplined Equity Fund, the Focus Fund, the Global Communications Fund, the Global Financial Services Fund, the Global Health Fund, the Global Leaders Fund, the Global Technology Fund, the Growth Allocation Fund, the Growth Fund, the Growth Opportunities Fund, the International Capital Appreciation Fund, the International Opportunities Fund, the International Small Company Fund, the MidCap Fund, the MidCap Value Fund, the Small Company Fund, the SmallCap Growth Fund, the Stock Fund, the Value Fund, and the Value Opportunities Fund will be declared and paid annually; dividends from net investment income of the Advisers Fund, the Balanced Allocation Fund, the Conservative Allocation Fund, the Dividend and Growth Fund and the Equity Income Fund will be declared and paid quarterly; dividends from the net investment income of the High Yield Fund, the Income Allocation Fund, the Income Fund, the Inflation Plus Fund, the Short Duration Fund, the Tax-Free California Fund, the Tax-Free Minnesota Fund, the Tax-Free National Fund, the Tax-Free New York Fund, the Total Return Bond Fund and the U. S. Government Securities Fund will be declared and paid monthly and dividends from net investment income of the Money Market Fund will be declared daily and paid monthly. Dividends from the Money Market Fund are not paid on shares until the day following the date on which the shares are issued. Long-term capital gains distributions received from the underlying funds are distributed to shareholders at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of each Fund.

        Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, losses deferred due to wash sales and excise tax regulations. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds' capital accounts (see Note 7).

    l) Restricted Securities -- Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for the Money Market Fund, which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund's net asset value per share. A Fund may not be able to sell illiquid securities or other investments when their sub-advisor considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investments in them may have an adverse impact on net asset value. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to qualifying institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors.

    m) Securities Purchased on a When-Issued Basis -- Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis take place beyond the customary settlement period. During this period, such securities are subject to market

--------------------------------------------------------------------------------

       fluctuations and the Fund identifies securities as segregated in its records with value at least equal to the amount of the commitment. As of October 31, 2004 the Funds entered into outstanding when-issued or forward commitments as follows:

        FUND                                                            COST
        ----                                                          --------
        Advisers Fund...............................................  $12,000
        Income Fund.................................................       40
        Tax-Free California Fund....................................      198
        Total Return Bond Fund......................................   30,188
        Short Duration Fund.........................................    3,010

    n) Credit Risk -- Credit risk depends largely on the perceived financial health of bond issuers. In general, lower rated bonds have higher credit risks. High yield bond prices can fall on bad news about the economy, an industry or a company. Share price, yield and total return may fluctuate more than with less aggressive bond funds.

    o) Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  EXPENSES:

    a) Investment Management and Advisory Agreements -- (HIFSCO), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to each Fund pursuant to an Investment Advisory Agreement dated March 3, 1997, for The Hartford Mutual Funds, Inc. and dated February 19, 2002, for The Hartford Mutual Funds II, Inc. As investment manager, HIFSCO has overall investment supervisory responsibility for each Fund. In addition, HIFSCO provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds. HIFSCO has contracted with Wellington for the provision of day to day investment management services to The Advisers Fund, The Capital Appreciation Fund, The Disciplined Equity Fund, The Dividend and Growth Fund, The Equity Income Fund, The Focus Fund, The Global Communications Fund, The Global Financial Services Fund, The Global Health Fund, The Global Leaders Fund, The Global Technology Fund, The Growth Fund, The Growth Opportunities Fund, The International Capital Appreciation Fund, The International Opportunities Fund, The International Small Company Fund, The MidCap Fund, The MidCap Value Fund, The Small Company Fund, The SmallCap Growth Fund, The Stock Fund, The Value Fund and The Value Opportunities Fund in accordance with each Fund's investment objective and policies. In addition, HIFSCO has contracted with Hartford Investment, a wholly owned subsidiary of The Hartford, for the provision of day to day investment management services for The High Yield Fund, The Income Allocation Fund, The Income Fund, The Inflation Plus Fund, The Money Market Fund, The Short Duration Fund, The Tax-Free California Fund, The Tax-Free Minnesota Fund, The Tax-Free National Fund, The Tax-Free New York Fund, The Total Return Bond Fund and The U.S. Government Securities Fund. Additionally, HIFSCO will consult with Ibbotson Associates, Inc. (Ibbotson), with respect to making investment decisions for The Aggressive Growth Allocation Fund, The Balanced Allocation Fund, The Conservative Allocation Fund, The Growth Allocation Fund and The Income Allocation Fund. Each Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington, Hartford Investment and Ibbotson.

        The schedule below reflects the rates of compensation paid to HIFSCO for investment advisory services rendered:

                               MONEY MARKET FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................       .50%
On next $500 million...............................................       .45%
Over $1 billion....................................................       .40%

                   TAX-FREE NATIONAL FUND AND U.S. GOVERNMENT
                                SECURITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             ----------
On first $50 million...............................................      .80%
Over $50 million...................................................      .70%

                             TOTAL RETURN BOND FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .65%
On next $500 million...............................................      .55%
Over $1 billion....................................................      .50%

                       GLOBAL LEADERS FUND, INTERNATIONAL
   OPPORTUNITIES FUND, MIDCAP FUND, MIDCAP VALUE FUND AND SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .85%
On next $500 million...............................................      .75%
Over $1 billion....................................................      .70%

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                            TAX-FREE MINNESOTA FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $50 million...............................................      .72%
Over $50 million...................................................      .70%

     GROWTH FUND, GROWTH OPPORTUNITIES FUND, SMALLCAP GROWTH FUND AND VALUE
                               OPPORTUNITIES FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $100 million..............................................     1.00%
On next $150 million...............................................      .80%
Over $250 million..................................................      .70%

                    ADVISERS FUND, DIVIDEND AND GROWTH FUND
                              AND HIGH YIELD FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .75%
On next $500 million...............................................      .65%
Over $1 billion....................................................      .60%

  INTERNATIONAL CAPITAL APPRECIATION FUND AND INTERNATIONAL SMALL COMPANY FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................     1.00%
On next $500 million...............................................      .90%
Over $1 billion....................................................      .85%

 CAPITAL APPRECIATION FUND, DISCIPLINED EQUITY FUND, EQUITY INCOME FUND, STOCK
                              FUND AND VALUE FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .80%
On next $500 million...............................................      .70%
Over $1 billion....................................................      .65%

 FOCUS FUND, GLOBAL COMMUNICATIONS FUND, GLOBAL FINANCIAL SERVICES FUND, GLOBAL
                     HEALTH FUND AND GLOBAL TECHNOLOGY FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................     1.00%
On next $500 million...............................................      .95%
Over $1 billion....................................................      .90%

                      INCOME FUND AND INFLATION PLUS FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .60%
Over $500 million..................................................      .55%

    SHORT DURATION FUND, TAX-FREE CALIFORNIA FUND AND TAX-FREE NEW YORK FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
On first $500 million..............................................      .55%
Over $500 million..................................................      .50%

   AGGRESSIVE GROWTH ALLOCATION FUND, BALANCED ALLOCATION FUND, CONSERVATIVE
       ALLOCATION FUND, GROWTH ALLOCATION FUND AND INCOME ALLOCATION FUND

AVERAGE DAILY NET ASSETS                                             ANNUAL FEE
------------------------                                             -----------
All levels.........................................................      .20%

    b)  Distribution and Service Plan for Class A, B, C, H, L, M and N
        Shares -- HIFSCO is the principal underwriter and distributor of the Funds. HIFSCO is engaged in distribution activities, which include marketing, distribution and clearing of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2004, the following revenues were received by HIFSCO:

                                                                      FRONT-END LOAD   CONTINGENT DEFERRED
                                                                       SALES CHARGE       SALES CHARGE
                                                                      --------------   -------------------
        HIFSCO......................................................     $87,193             $9,307

        The Funds have adopted Distribution and Service Plans in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the Distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, H, L, M and N shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Funds provides for payment of a Rule 12b-1 fee of up to 0.35%, however, the Board of the Funds has currently authorized 12b-1 payments of only up to 0.30%. Up to 0.25% of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Effective November 1, 2004, the Class A Rule 12b-1 fee for each Fund will be voluntarily capped at 0.25%. The cap may be removed at any time. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for service

--------------------------------------------------------------------------------

       provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the Distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25% for each Fund, except for SmallCap Growth Fund, which has a 0.45% fee. Effective November 1, 2004, the Class L distribution fee for the SmallCap Growth Fund will be 0.25%. Classes H, M and N have a distribution fee of 1.00% of average daily net assets on an annual basis, to be used to compensate those who sell shares of the fund and pay certain other expenses of selling fund shares.

        For the period ended October 31, 2004, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Funds' shares were $4,295. These commissions are in turn paid to sales representatives of the broker/dealers.

    c) Operating Expenses -- Allocable expenses incurred by the Funds are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. The Hartford has voluntarily agreed to limit the total operating expenses of the Class A, B, C, H, L, M, N and Y shares of some of the Funds, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

                     FUND                CLASS A   CLASS A*   CLASS B   CLASS C   CLASS H   CLASS L   CLASS M   CLASS N   CLASS Y
                     ----                -------   --------   -------   -------   -------   -------   -------   -------   -------
        Advisers Fund..................     NA       1.26%       NA        NA        NA        NA        NA        NA        NA
        Aggressive Allocation Fund**...   1.65%      1.65%     2.30%     2.30%       NA        NA        NA        NA        NA
        Balanced Allocation Fund**.....   1.45%      1.45%     2.15%     2.15%       NA        NA        NA        NA        NA
        Capital Appreciation Fund......     NA       1.29%       NA        NA        NA        NA        NA        NA        NA
        Conservative Allocation
          Fund**.......................   1.40%      1.40%     2.05%     2.05%       NA        NA        NA        NA        NA
        Disciplined Equity Fund........   1.45%      1.40%     2.15%     2.15%       NA        NA        NA        NA     1.00%
        Dividend and Growth Fund.......     NA       1.25%       NA        NA        NA        NA        NA        NA        NA
        Equity Income Fund.............     NA       0.51%       NA        NA        NA        NA        NA        NA        NA
        Focus Fund.....................   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Global Communications Fund.....   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Global Financial Services
          Fund.........................   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Global Health Fund.............   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Global Leaders Fund............   1.65%      1.48%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Global Technology Fund.........   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        Growth Allocation Fund**.......   1.55%      1.55%     2.20%     2.20%       NA        NA        NA        NA        NA
        Growth Fund....................   1.45%      1.33%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
        Growth Opportunities Fund......   1.45%      1.36%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.00%
        High Yield Fund................   1.40%      1.35%     2.10%     2.10%       NA        NA        NA        NA     0.95%
        Income Allocation Fund**.......   1.25%      1.25%     1.95%     1.95%       NA        NA        NA        NA        NA
        Income Fund....................   1.00%      0.95%     1.70%     1.70%       NA        NA        NA        NA     0.70%
        Inflation Plus Fund............   1.00%      0.95%     1.70%     1.70%       NA        NA        NA        NA     0.70%
        International Capital
          Appreciation Fund............   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        International Opportunities
          Fund.........................   1.65%      1.57%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        International Small Company
          Fund.........................   1.65%      1.60%     2.35%     2.35%       NA        NA        NA        NA     1.20%
        MidCap Fund....................     NA       1.37%       NA        NA        NA        NA        NA        NA        NA
        MidCap Value Fund..............   1.45%      1.40%     2.15%     2.15%       NA        NA        NA        NA     1.00%
        Money Market Fund..............   1.00%      0.95%     1.70%     1.70%       NA        NA        NA        NA     0.55%
        Short Duration Fund............   0.95%      0.90%     1.65%     1.65%       NA        NA        NA        NA     0.65%
        SmallCap Growth Fund...........   1.45%      1.40%     2.15%     2.15%     2.15%     1.45%*    2.15%     2.15%    1.10%
        Small Company Fund.............   1.45%      1.40%     2.15%     2.15%       NA        NA        NA        NA     1.00%
        Stock Fund.....................     NA       1.33%       NA        NA        NA        NA        NA        NA        NA
        Tax-Free California Fund.......   0.95%      0.90%     1.65%     1.65%       NA        NA        NA        NA        NA
        Tax-Free Minnesota Fund........   0.90%      0.85%     1.60%     1.60%     1.60%     0.90%     1.60%     1.60%       NA
        Tax-Free National Fund.........   1.05%      1.00%     1.75%     1.75%     1.75%     1.05%     1.75%     1.75%       NA
        Tax-Free New York Fund.........   0.90%      0.85%     1.60%     1.60%       NA        NA        NA        NA        NA
        Total Return Bond Fund.........   1.25%      1.20%     1.95%     1.95%       NA        NA        NA        NA     0.80%
        U.S. Government Securities
          Fund.........................   1.20%      1.15%     1.90%     1.90%     1.90%     1.20%     1.90%     1.90%    0.80%
        Value Fund.....................   1.45%      1.40%     2.15%     2.15%       NA        NA        NA        NA     1.00%
        Value Opportunities Fund.......   1.45%      1.40%     2.15%     2.15%     2.15%     1.45%     2.15%     2.15%    1.25%

         * Effective November 1, 2004, The Hartford has voluntarily agreed to limit the total operating expenses for Class A as disclosed above and Class L of SmallCap Growth Fund at 1.25% for a period of one year.
        ** Voluntary limitations for total operating expenses for the Aggressive
           Growth Allocation Fund, the Balanced Allocation Fund, the Conservative Allocation Fund, the Growth Allocation Fund and the Income Allocation Fund include expenses incurred as the result of investing in other investment companies.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

        Prior to March 1, 2004, the expense limitations for the following Funds were as follows:

        Tax-Free Minnesota Fund (Classes A and L, 1.15%, Classes B, C, H, M and N, 1.85%, Class Y, 0.80%)

        Tax-Free National Fund (Classes A and L, 1.15%, Classes B, C, H, M and N, 1.85%, Class Y, 0.85%)

        Tax-Free New York Fund (Class A, 0.95%, Classes B and C, 1.65%)

        The Hartford voluntarily agreed to waive management fees for the Equity Income Fund until August 28, 2005. The amount waived was $1,392.

        For the year ended October 31, 2004, The Hartford waived a portion of Distribution and Transfer Agent fees for the Equity Income Fund. The waived portion amounts to $56.

        For the year ended October 31, 2004, The Hartford waived a portion of Distribution fees for the Money Market Fund (Classes B and C). The waived portion amounts to $352.

        The Hartford may terminate such voluntary and temporary fee waivers and expense limitation arrangements at any time.

        Amounts incurred which exceed the above limits, are deducted from expenses and are reported as expense reimbursements or waivers on the accompanying Statements of Operations.

        Due to a change in the allocation methodology for transfer agent fees, HIFSCO has reimbursed the following Funds for transfer agent expenses; Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund, Focus Fund, High Yield Fund and Total Return Bond Fund. The amounts reimbursed were: $4,979, $3, $1,109, $34, $82 and $243, respectively, which represents .2%, .001%, .05%, .03%, .02% and .04% of average total net assets of each respective Fund. For the year ended October 31, 2004, these amounts are included as Payment from Affiliate in the Statement of Operations.

        In addition to each of the Allocation Fund's direct expenses, Allocation Fund Shareholders also bear a proportional share of the Underlying Funds expenses.

   d) Expense Offsets -- The Funds have entered into an agreement with State Street Global Advisors to partially recapture non-discounted trade commissions. Such rebates are used solely to reduce the Funds' operating expenses. The Funds' custodian bank has agreed to reduce its fees when the Funds maintain cash on deposit in the non-interest-bearing custody account. For the period ended October 31, 2004, commission recapture and custodian fee offset arrangements are follows:

                                                                       COMMISSION RECAPTURE    CUSTODIAN FEE OFFSET
                                                                       ---------------------   --------------------
         Advisers Fund...............................................            164                     2
         Capital Appreciation Fund...................................          1,966                     8
         Disciplined Equity Fund.....................................             42                    @@
         Dividend and Growth Fund....................................            231                     3
         Equity Income Fund..........................................             15                    @@
         Focus Fund..................................................             36                    @@
         Global Communications Fund..................................              5                    @@
         Global Financial Services Fund..............................              7                    @@
         Global Health Fund..........................................             49                    @@
         Global Leaders Fund.........................................            625                     3
         Global Technology Fund......................................             36                    @@
         Growth Fund.................................................            179                    @@
         Growth Opportunities Fund...................................            315                     6
         High Yield Fund.............................................             --                     3
         Income Fund.................................................             --                    @@
         Inflation Plus Fund.........................................             --                     1
         International Capital Appreciation Fund.....................             36                    @@
         International Opportunities Fund............................             66                     1
         International Small Company Fund............................             35                    @@
         MidCap Fund.................................................            338                     1
         MidCap Value Fund...........................................             69                    @@
         Money Market Fund...........................................             --                     1
         Short Duration Fund.........................................             --                    @@
         Small Company Fund..........................................            154                     2
         SmallCap Growth Fund........................................             20                     1
         Stock Fund..................................................            134                    @@
         Tax-Free California Fund....................................             --                     3
         Tax-Free Minnesota Fund.....................................             --                     1
         Tax-Free National Fund......................................             --                    @@
         Tax-Free New York Fund......................................             --                     1
         Total Return Bond Fund......................................             --                     8

--------------------------------------------------------------------------------

                                                                       COMMISSION RECAPTURE    CUSTODIAN FEE OFFSET
                                                                       ---------------------   --------------------
         U. S. Government Securities Fund............................             --                    @@
         Value Fund..................................................              8                    @@
         Value Opportunities Fund....................................              7                    @@

    e) Accounting Services Agreement -- Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Co. (HLIC) and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation at the annual rate of 0.02% of each Fund's Class A, B, C and Y average daily net assets, except for the Aggressive Allocation Fund, the Balanced Allocation Fund, the Conservative Allocation Fund, the Growth Allocation Fund and the Income Allocation Fund which pay a fee of 0.01% of each Fund's Class A, B and C average daily net assets.

    f) Other Related Party Transactions -- For the year ended October 31, 2004, Hartford Fire was reimbursed $119 for legal expenses on behalf of the Funds. Certain officers of the Funds are directors and/or officers of HIFSCO, Hartford Investment and/or The Hartford or its subsidiaries. No officer of the Funds receives any compensation directly from the Funds. Hartford Administrative Services Company (HASCO), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO is compensated by $53,998 for providing such services.

4.  AFFILIATE HOLDINGS:

    As of October 31, 2004, affiliates of The Hartford (Hartford Life Investment Advisers and Hartford Life Insurance) had ownership of shares in the Funds as follows:

                                     FUND                              CLASS A   CLASS B   CLASS C   CLASS Y
                                     ----                              -------   -------   -------   -------
         Aggressive Growth Allocation Fund...........................      1         1         1       NA
         Balanced Allocation Fund....................................      1         1         1       NA
         Conservative Allocation Fund................................      1         1         1       NA
         Equity Income Fund..........................................     --        --        --       10
         Global Communications Fund..................................    700        --        --       --
         Global Financial Services Fund..............................    564        --        --       --
         Growth Allocation Fund......................................      1         1         1       NA
         Growth Fund.................................................     --        --        --       @@
         Growth Opportunities Fund...................................     --        --        --       @@
         High Yield Fund.............................................     --        --        --       @@
         Income Allocation Fund......................................      1         1         1       NA
         Inflation Plus Fund.........................................     --        --        --        1
         Income Fund.................................................    737        --        --        1
         International Capital Appreciation Fund.....................     --        --        --       17
         MidCap Value Fund...........................................     --        --        --        3
         Short Duration Fund.........................................     --        --        --        1
         SmallCap Growth Fund........................................     --        --        --       @@
         Tax-Free California Fund....................................    761        --        --       NA
         Tax-Free Minnesota Fund.....................................     --        --        --       @@
         Tax-Free National Fund......................................     --        --        --       @@
         Tax-Free New York Fund......................................    867       107       107       NA
         U.S. Government Securities Fund.............................     --        --        --       @@
         Value Fund..................................................     --        --        --        3
         Value Opportunities Fund....................................     --        --        --       @@

    @@ Due to the presentation of the financial statements in thousands, the number of shares held round to zero. NA Not applicable.

5.  INVESTMENT TRANSACTIONS:

    For the period ended October 31, 2004, the cost of purchases and proceeds from sales and maturities of securities for the Money Market Fund were $3,446,483 and $3,504,572, respectively. The cost of purchases and proceeds from sales and maturities of securities (excluding short-term investments) for the other portfolios were as follows:

                                                              COST OF
                                                             PURCHASES      SALES PROCEEDS        COST OF             SALES
                                                            (EXCLUDING        (EXCLUDING         PURCHASES           PROCEEDS
                                                          U.S. GOVERNMENT   U.S. GOVERNMENT   (U.S. GOVERNMENT   (U.S. GOVERNMENT
                              FUND                         OBLIGATIONS)      OBLIGATIONS)       OBLIGATIONS)       OBLIGATIONS)
                              ----                        ---------------   ---------------   ----------------   ----------------
         Advisers Fund..................................    $  602,620        $  781,564          $458,618           $306,255
         Aggressive Growth Allocation Fund..............        21,130               227                --                 --
         Balanced Allocation Fund.......................       110,807                 5                --                 --
         Capital Appreciation Fund......................     6,250,086         4,427,658                --                 --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                              COST OF
                                                             PURCHASES      SALES PROCEEDS        COST OF             SALES
                                                            (EXCLUDING        (EXCLUDING         PURCHASES           PROCEEDS
                                                          U.S. GOVERNMENT   U.S. GOVERNMENT   (U.S. GOVERNMENT   (U.S. GOVERNMENT
                              FUND                         OBLIGATIONS)      OBLIGATIONS)       OBLIGATIONS)       OBLIGATIONS)
                              ----                        ---------------   ---------------   ----------------   ----------------
         Conservative Allocation Fund...................        47,925                 4                --                 --
         Disciplined Equity Fund........................       215,115           232,718                --                 --
         Dividend and Growth Fund.......................     1,025,040           552,257                --                 --
         Equity Income Fund.............................       264,686            37,370                --                 --
         Focus Fund.....................................       124,613           137,957                --                 --
         Global Communications Fund.....................        10,010             9,471                --                 --
         Global Financial Services Fund.................        16,402            18,750                --                 --
         Global Health Fund.............................       153,444           113,628                --                 --
         Global Leaders Fund............................     1,824,657         1,871,114                --                 --
         Global Technology Fund.........................       111,020           108,557                --                 --
         Growth Allocation Fund.........................        74,148                 4                --                 --
         Growth Fund....................................       745,217           422,447                --                 --
         Growth Opportunities Fund......................       889,760           920,956                --                 --
         High Yield Fund................................       339,256           315,165                --                 --
         Income Allocation Fund.........................        16,384               146                --                 --
         Income Fund....................................        47,122            44,217            21,533              9,987
         Inflation Plus Fund............................        25,797            12,543           793,005            444,737
         International Capital Appreciation Fund........       158,989            88,791                --                 --
         International Opportunities Fund...............       173,399           173,421                --                 --
         International Small Company Fund...............       110,543            73,763                --                 --
         MidCap Fund....................................     1,302,089         1,354,499                --                 --
         MidCap Value Fund..............................       285,459           161,074                --                 --
         Short Duration Fund............................        31,390            12,836            98,729             74,933
         Small Company Fund.............................       400,722           391,313                --                 --
         SmallCap Growth Fund...........................       234,194           212,172                --                 --
         Stock Fund.....................................       499,159           631,037                --                 --
         Tax-Free California Fund.......................         7,893             6,219                --                 --
         Tax-Free Minnesota Fund........................         7,542            11,890                --                 --
         Tax-Free National Fund.........................        23,042            15,258                --                 --
         Tax-Free New York Fund.........................         4,552             2,875                --                 --
         Total Return Bond Fund.........................       312,673           261,312           700,225            754,836
         U.S. Government Securities Fund................            --                --           309,026            368,915
         Value Fund.....................................        56,613            25,393                --                 --
         Value Opportunities Fund.......................        63,145            34,390                --                 --

6.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the periods ended October 31, 2004 and October 31, 2003:

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         ADVISERS FUND:
         Class A Shares.............      20,004      20,836      1,278       1,405       (19,236)     (16,930)
                Amount..............  $  292,883    $276,476    $18,724     $18,517     $(282,489)   $(223,566)
         Class B Shares.............       3,173       4,637        188         299        (7,436)      (7,994)
                Amount..............  $   46,199    $ 60,761    $ 2,706     $ 3,881     $(108,019)   $(103,704)
         Class C Shares.............       2,841       4,392        143         237        (8,299)      (8,264)
                Amount..............  $   41,859    $ 58,068    $ 2,099     $ 3,113     $(121,827)   $(108,634)
         Class Y Shares.............         327         301         14           8           (24)         (15)
                Amount..............  $    4,863    $  4,038    $   205     $   119     $    (360)   $    (203)
         AGGRESSIVE GROWTH ALLOCATION FUND:
         Class A Shares.............       1,274          --         --          --           (78)          --
                Amount..............  $   12,730    $     --    $    --     $    --     $    (768)   $      --
         Class B Shares.............         446          --         --          --            (8)          --
                Amount..............  $    4,429    $     --    $    --     $    --     $     (79)   $      --
         Class C Shares.............         544          --         --          --           (20)          --
                Amount..............  $    5,433    $     --    $    --     $    --     $    (201)   $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         ADVISERS FUND:
         Class A Shares.............       2,046       5,311
                Amount..............  $   29,118    $ 71,427
         Class B Shares.............      (4,075)     (3,058)
                Amount..............  $  (59,114)   $(39,062)
         Class C Shares.............      (5,315)     (3,635)
                Amount..............  $  (77,869)   $(47,453)
         Class Y Shares.............         317         294
                Amount..............  $    4,708    $  3,954
         AGGRESSIVE GROWTH ALLOCATIO
         Class A Shares.............       1,196          --
                Amount..............  $   11,962    $     --
         Class B Shares.............         438          --
                Amount..............  $    4,350    $     --
         Class C Shares.............         524          --
                Amount..............  $    5,232    $     --

--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         BALANCED ALLOCATION FUND:
         Class A Shares.............       6,617          --          7          --           (91)          --
                Amount..............  $   66,507    $     --    $    67     $    --     $    (919)   $      --
         Class B Shares.............       1,863          --         @@          --           (30)          --
                Amount..............  $   18,687    $     --    $     2     $    --     $    (297)   $      --
         Class C Shares.............       2,970          --         @@          --           (11)          --
                Amount..............  $   29,758    $     --    $     3     $    --     $    (108)   $      --
         CAPITAL APPRECIATION FUND:
         Class A Shares.............      61,773      20,811         --          --       (14,265)     (14,908)
                Amount..............  $1,817,501    $474,094    $    --     $    --     $(420,206)   $(324,553)
         Class B Shares.............       9,317       6,504         --          --        (5,272)      (6,361)
                Amount..............  $  257,989    $138,655    $    --     $    --     $(145,779)   $(130,934)
         Class C Shares.............      14,150       8,629         --          --        (6,677)      (7,407)
                Amount..............  $  392,093    $185,768    $    --     $    --     $(184,938)   $(152,981)
         Class Y Shares.............       1,987         936         --          --          (129)        (382)
                Amount..............  $   61,273    $ 21,401    $    --     $    --     $  (3,995)   $  (8,207)
         CONSERVATIVE ALLOCATION FUND:
         Class A Shares.............       3,314          --          3          --           (14)          --
                Amount..............  $   33,400    $     --    $    32     $    --     $    (139)   $      --
         Class B Shares.............         495          --         @@          --            (8)          --
                Amount..............  $    4,983    $     --    $     3     $    --     $     (85)   $      --
         Class C Shares.............       1,065          --          1          --           (13)          --
                Amount..............  $   10,700    $     --    $     6     $    --     $    (131)   $      --
         DISCIPLINED EQUITY FUND:
         Class A Shares.............       3,357       4,602         14          --        (4,978)      (7,751)
                Amount..............  $   35,514    $ 40,782    $   149     $    --     $ (52,961)   $ (67,219)
         Class B Shares.............         432         770         --          --        (1,001)      (1,148)
                Amount..............  $    4,431    $  6,568    $    --     $    --     $ (10,232)   $  (9,611)
         Class C Shares.............         337         841         --          --        (1,083)      (1,474)
                Amount..............  $    3,454    $  7,184    $    --     $    --     $ (11,091)   $ (12,330)
         Class Y Shares.............       1,728          21         @@          --            (6)         (38)
                Amount..............  $   18,721    $    187    $     3     $    --     $     (70)   $    (353)
         DIVIDEND AND GROWTH FUND:
         Class A Shares.............      32,461      30,101        795         609       (11,304)      (8,875)
                Amount..............  $  551,797    $435,362    $13,732     $ 8,814     $(194,553)   $(126,929)
         Class B Shares.............       3,907       4,757         19          30        (2,102)      (2,247)
                Amount..............  $   66,363    $ 67,912    $   335     $   417     $ (35,752)   $ (31,454)
         Class C Shares.............       4,149       5,187         33          38        (2,999)      (2,830)
                Amount..............  $   70,299    $ 73,923    $   559     $   546     $ (50,934)   $ (39,913)
         Class Y Shares.............       1,986       3,551         42          29          (797)      (2,045)
                Amount..............  $   34,545    $ 53,476    $   724     $   434     $ (13,917)   $ (31,994)
         EQUITY INCOME FUND:
         Class A Shares.............      17,305       2,610        227          --        (1,317)         (41)
                Amount..............  $  189,949    $ 26,551    $ 2,502     $    --     $ (14,509)   $    (424)
         Class B Shares.............       1,484         235         11          --           (91)          (1)
                Amount..............  $   16,339    $  2,391    $   123     $    --     $  (1,005)   $     (15)
         Class C Shares.............       3,357         737         29          --          (214)          @@
                Amount..............  $   36,979    $  7,502    $   318     $    --     $  (2,351)   $      @@
         Class Y Shares.............          23          10         @@          --            @@           --
                Amount..............  $      249    $    100    $     4     $    --     $      @@    $      --
         FOCUS FUND:
         Class A Shares.............       1,439         985         --          --        (1,915)      (2,225)
                Amount..............  $   13,552    $  7,885    $    --     $    --     $ (17,884)   $ (17,497)
         Class B Shares.............         189         257         --          --          (497)        (463)
                Amount..............  $    1,743    $  2,008    $    --     $    --     $  (4,566)   $  (3,564)
         Class C Shares.............         429         407         --          --          (842)        (883)
                Amount..............  $    3,941    $  3,218    $    --     $    --     $  (7,684)   $  (6,741)
         Class Y Shares.............          48          20         --          --           (40)          (9)
                Amount..............  $      463    $    158    $    --     $    --     $    (373)   $     (80)

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         BALANCED ALLOCATION FUND:
         Class A Shares.............       6,533          --
                Amount..............  $   65,655    $     --
         Class B Shares.............       1,833          --
                Amount..............  $   18,392    $     --
         Class C Shares.............       2,959          --
                Amount..............  $   29,653    $     --
         CAPITAL APPRECIATION FUND:
         Class A Shares.............      47,508       5,903
                Amount..............  $1,397,295    $149,541
         Class B Shares.............       4,045         143
                Amount..............  $  112,210    $  7,721
         Class C Shares.............       7,473       1,222
                Amount..............  $  207,155    $ 32,787
         Class Y Shares.............       1,858         554
                Amount..............  $   57,278    $ 13,194
         CONSERVATIVE ALLOCATION FUN
         Class A Shares.............       3,303          --
                Amount..............  $   33,293    $     --
         Class B Shares.............         487          --
                Amount..............  $    4,901    $     --
         Class C Shares.............       1,053          --
                Amount..............  $   10,575    $     --
         DISCIPLINED EQUITY FUND:
         Class A Shares.............      (1,607)     (3,149)
                Amount..............  $  (17,298)   $(26,437)
         Class B Shares.............        (569)       (378)
                Amount..............  $   (5,801)   $ (3,043)
         Class C Shares.............        (746)       (633)
                Amount..............  $   (7,637)   $ (5,146)
         Class Y Shares.............       1,722         (17)
                Amount..............  $   18,654    $   (166)
         DIVIDEND AND GROWTH FUND:
         Class A Shares.............      21,952      21,835
                Amount..............  $  370,976    $317,247
         Class B Shares.............       1,824       2,540
                Amount..............  $   30,946    $ 36,875
         Class C Shares.............       1,183       2,395
                Amount..............  $   19,924    $ 34,556
         Class Y Shares.............       1,231       1,535
                Amount..............  $   21,352    $ 21,916
         EQUITY INCOME FUND:
         Class A Shares.............      16,215       2,569
                Amount..............  $  177,942    $ 26,127
         Class B Shares.............       1,404         234
                Amount..............  $   15,457    $  2,376
         Class C Shares.............       3,172         737
                Amount..............  $   34,946    $  7,502
         Class Y Shares.............          23          10
                Amount..............  $      253    $    100
         FOCUS FUND:
         Class A Shares.............        (476)     (1,240)
                Amount..............  $   (4,332)   $ (9,612)
         Class B Shares.............        (308)       (206)
                Amount..............  $   (2,823)   $ (1,556)
         Class C Shares.............        (413)       (476)
                Amount..............  $   (3,743)   $ (3,523)
         Class Y Shares.............           8          11
                Amount..............  $       90    $     78

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         GLOBAL COMMUNICATIONS FUND:
         Class A Shares.............         606         422         --          --          (352)        (132)
                Amount..............  $    3,173    $  1,657    $    --     $    --     $  (1,854)   $    (494)
         Class B Shares.............         113         133         --          --          (175)         (58)
                Amount..............  $      583    $    526    $    --     $    --     $    (837)   $    (222)
         Class C Shares.............         118          95         --          --          (158)         (41)
                Amount..............  $      612    $    368    $    --     $    --     $    (752)   $    (146)
         Class Y Shares.............          31          37         --          --          (154)         (31)
                Amount..............  $      167    $    147    $    --     $    --     $    (740)   $    (128)
         GLOBAL FINANCIAL SERVICES FUND:
         Class A Shares.............         232         231         11           6          (310)        (145)
                Amount..............  $    2,389    $  2,013    $   110     $    44     $  (3,179)   $  (1,230)
         Class B Shares.............          48          73          1          --          (137)         (36)
                Amount..............  $      489    $    613    $     7     $    --     $  (1,318)   $    (290)
         Class C Shares.............          61          79         @@          --          (157)         (66)
                Amount..............  $      615    $    673    $     6     $    --     $  (1,508)   $    (522)
         Class Y Shares.............           3           4          1           2          (104)         (22)
                Amount..............  $       32    $     36    $     7     $    13     $  (1,007)   $    (191)
         GLOBAL HEALTH FUND:
         Class A Shares.............       4,099       3,203         43         228        (1,943)      (3,174)
                Amount..............  $   61,055    $ 40,388    $   579     $ 2,589     $ (28,878)   $ (38,579)
         Class B Shares.............         873         700         19         102          (536)        (681)
                Amount..............  $   12,705    $  8,608    $   252     $ 1,130     $  (7,775)   $  (7,941)
         Class C Shares.............       1,130         725         17          98          (756)        (823)
                Amount..............  $   16,402    $  9,058    $   230     $ 1,089     $ (10,920)   $  (9,659)
         Class Y Shares.............          20          34         @@           2           (14)         (34)
                Amount..............  $      300    $    412    $     5     $    23     $    (205)   $    (413)
         GLOBAL LEADERS FUND:
         Class A Shares.............       8,714      24,925         --          --       (13,745)     (23,238)
                Amount..............  $  134,534    $292,646    $    --     $    --     $(214,196)   $(271,217)
         Class B Shares.............         856         542         --          --        (1,008)      (1,130)
                Amount..............  $   12,890    $  6,308    $    --     $    --     $ (15,171)   $ (12,914)
         Class C Shares.............         963         844         --          --        (1,244)      (1,932)
                Amount..............  $   14,553    $  9,733    $    --     $    --     $ (18,640)   $ (22,148)
         Class Y Shares.............       2,238         829         --          --          (119)         (39)
                Amount..............  $   35,831    $ 10,182    $    --     $    --     $  (1,968)   $    (507)
         GLOBAL TECHNOLOGY FUND:
         Class A Shares.............       3,193       3,806         --          --        (3,006)      (3,043)
                Amount..............  $   15,225    $ 14,169    $    --     $    --     $ (14,082)   $ (11,163)
         Class B Shares.............         626         896         --          --          (660)        (626)
                Amount..............  $    2,862    $  3,306    $    --     $    --     $  (2,947)   $  (2,176)
         Class C Shares.............         794       1,253         --          --        (1,166)        (906)
                Amount..............  $    3,684    $  4,613    $    --     $    --     $  (5,137)   $  (3,103)
         Class Y Shares.............         246         242         --          --          (169)        (226)
                Amount..............  $    1,197    $    921    $    --     $    --     $    (776)   $    (834)
         GROWTH ALLOCATION FUND:
         Class A Shares.............       4,214          --         --          --           (37)          --
                Amount..............  $   42,297    $     --    $    --     $    --     $    (376)   $      --
         Class B Shares.............       1,381          --         --          --            (9)          --
                Amount..............  $   13,837    $     --    $    --     $    --     $     (92)   $      --
         Class C Shares.............       2,071          --         --          --           (18)          --
                Amount..............  $   20,769    $     --    $    --     $    --     $    (174)   $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         GLOBAL COMMUNICATIONS FUND:
         Class A Shares.............         254         290
                Amount..............  $    1,319    $  1,163
         Class B Shares.............         (62)         75
                Amount..............  $     (254)   $    304
         Class C Shares.............         (40)         54
                Amount..............  $     (140)   $    222
         Class Y Shares.............        (123)          6
                Amount..............  $     (573)   $     19
         GLOBAL FINANCIAL SERVICES F
         Class A Shares.............         (67)         92
                Amount..............  $     (680)   $    827
         Class B Shares.............         (88)         37
                Amount..............  $     (822)   $    323
         Class C Shares.............         (96)         13
                Amount..............  $     (887)   $    151
         Class Y Shares.............        (100)        (16)
                Amount..............  $     (968)   $   (142)
         GLOBAL HEALTH FUND:
         Class A Shares.............       2,199         257
                Amount..............  $   32,756    $  4,398
         Class B Shares.............         356         121
                Amount..............  $    5,182    $  1,797
         Class C Shares.............         391          --
                Amount..............  $    5,712    $    488
         Class Y Shares.............           6           2
                Amount..............  $      100    $     22
         GLOBAL LEADERS FUND:
         Class A Shares.............      (5,031)      1,687
                Amount..............  $  (79,662)   $ 21,429
         Class B Shares.............        (152)       (588)
                Amount..............  $   (2,281)   $ (6,606)
         Class C Shares.............        (281)     (1,088)
                Amount..............  $   (4,087)   $(12,415)
         Class Y Shares.............       2,119         790
                Amount..............  $   33,863    $  9,675
         GLOBAL TECHNOLOGY FUND:
         Class A Shares.............         187         763
                Amount..............  $    1,143    $  3,006
         Class B Shares.............         (34)        270
                Amount..............  $      (85)   $  1,130
         Class C Shares.............        (372)        347
                Amount..............  $   (1,453)   $  1,510
         Class Y Shares.............          77          16
                Amount..............  $      421    $     87
         GROWTH ALLOCATION FUND:
         Class A Shares.............       4,177          --
                Amount..............  $   41,921    $     --
         Class B Shares.............       1,372          --
                Amount..............  $   13,745    $     --
         Class C Shares.............       2,053          --
                Amount..............  $   20,595    $     --

--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         GROWTH FUND:
         Class A Shares.............      21,155       4,711         --          --        (2,175)        (462)
                Amount..............  $  338,377    $ 65,217    $    --     $    --     $ (34,755)   $  (5,930)
         Class B Shares.............       1,608         750         --          --          (213)         (64)
                Amount..............  $   23,159    $  9,255    $    --     $    --     $  (3,051)   $    (743)
         Class C Shares.............       2,743         807         --          --          (331)         (75)
                Amount..............  $   39,544    $  9,924    $    --     $    --     $  (4,703)   $    (856)
         Class H Shares.............          97         130         --          --          (451)        (568)
                Amount..............  $    1,409    $  1,503    $    --     $    --     $  (6,542)   $  (6,564)
         Class L Shares.............         720         993         --          --        (2,456)      (3,309)
                Amount..............  $   11,614    $ 12,856    $    --     $    --     $ (39,495)   $ (42,188)
         Class M Shares.............         122         163         --          --          (359)        (438)
                Amount..............  $    1,761    $  1,881    $    --     $    --     $  (5,186)   $  (4,962)
         Class N Shares.............          23          32         --          --           (52)        (106)
                Amount..............  $      330    $    378    $    --     $    --     $    (742)   $  (1,255)
         Class Y Shares.............         727          --         --          --            --           --
                Amount..............  $   11,615    $     --    $    --     $    --     $     (20)   $      --
         GROWTH OPPORTUNITIES FUND:
         Class A Shares.............       1,836         757         --          --          (317)        (168)
                Amount..............  $   41,525    $ 14,186    $    --     $    --     $  (7,148)   $  (2,947)
         Class B Shares.............         390         201         --          --           (71)         (22)
                Amount..............  $    7,860    $  3,353    $    --     $    --     $  (1,431)   $    (346)
         Class C Shares.............         432         285         --          --          (136)         (73)
                Amount..............  $    8,695    $  4,860    $    --     $    --     $  (2,722)   $  (1,137)
         Class H Shares.............         149         209         --          --          (646)        (684)
                Amount..............  $    3,027    $  3,188    $    --     $    --     $ (13,128)   $ (10,526)
         Class L Shares.............         905       1,072         --          --        (3,294)      (3,729)
                Amount..............  $   20,802    $ 18,661    $    --     $    --     $ (75,949)   $ (63,752)
         Class M Shares.............          95         137         --          --          (306)        (323)
                Amount..............  $    1,932    $  2,091    $    --     $    --     $  (6,182)   $  (4,908)
         Class N Shares.............          19          24         --          --           (34)         (76)
                Amount..............  $      401    $    364    $    --     $    --     $    (693)   $  (1,144)
         Class Y Shares.............         201          --         --          --            @@           --
                Amount..............  $    4,591    $     --    $    --     $    --     $      (2)   $      --
         Class Z Shares.............          29          63         --          --          (148)        (289)
                Amount..............  $      700    $  1,121    $    --     $    --     $  (3,494)   $  (5,364)
         HIGH YIELD FUND:
         Class A Shares.............      15,138      21,777      1,445       1,432       (13,206)     (10,570)
                Amount..............  $  121,323    $164,279    $11,602     $10,772     $(105,905)   $ (80,037)
         Class B Shares.............       1,635       4,300        304         385        (3,225)      (2,167)
                Amount..............  $   13,122    $ 32,275    $ 2,440     $ 2,883     $ (25,767)   $ (16,295)
         Class C Shares.............       2,699       5,820        301         373        (4,067)      (2,401)
                Amount..............  $   21,604    $ 44,021    $ 2,409     $ 2,801     $ (32,481)   $ (18,087)
         Class Y Shares.............       1,988          --         23          @@            (3)          --
                Amount..............  $   15,965    $     --    $   183     $    @@     $     (28)   $      --
         INCOME ALLOCATION FUND:
         Class A Shares.............       1,075          --          3          --           (39)          --
                Amount..............  $   10,853    $     --    $    25     $    --     $    (391)   $      --
         Class B Shares.............         166          --          1          --            @@           --
                Amount..............  $    1,677    $     --    $     4     $    --            @@    $      --
         Class C Shares.............         481          --          1          --            (1)          --
                Amount..............  $    4,849    $     --    $    13     $    --     $     (12)   $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         GROWTH FUND:
         Class A Shares.............      18,980       4,249
                Amount..............  $  303,622    $ 59,287
         Class B Shares.............       1,395         686
                Amount..............  $   20,108    $  8,512
         Class C Shares.............       2,412         732
                Amount..............  $   34,841    $  9,068
         Class H Shares.............        (354)       (438)
                Amount..............  $   (5,133)   $ (5,061)
         Class L Shares.............      (1,736)     (2,316)
                Amount..............  $  (27,881)   $(29,332)
         Class M Shares.............        (237)       (275)
                Amount..............  $   (3,425)   $ (3,081)
         Class N Shares.............         (29)        (74)
                Amount..............  $     (412)   $   (877)
         Class Y Shares.............         727          --
                Amount..............  $   11,595    $     --
         GROWTH OPPORTUNITIES FUND:
         Class A Shares.............       1,519         589
                Amount..............  $   34,377    $ 11,239
         Class B Shares.............         319         179
                Amount..............  $    6,429    $  3,007
         Class C Shares.............         296         212
                Amount..............  $    5,973    $  3,723
         Class H Shares.............        (497)       (475)
                Amount..............  $  (10,101)   $ (7,338)
         Class L Shares.............      (2,389)     (2,657)
                Amount..............  $  (55,147)   $(45,091)
         Class M Shares.............        (211)       (186)
                Amount..............  $   (4,250)   $ (2,817)
         Class N Shares.............  $      (15)        (52)
                Amount..............  $     (292)   $   (780)
         Class Y Shares.............         201          --
                Amount..............  $    4,589    $     --
         Class Z Shares.............        (119)       (226)
                Amount..............  $   (2,794)   $ (4,243)
         HIGH YIELD FUND:
         Class A Shares.............       3,377      12,639
                Amount..............  $   27,020    $ 95,014
         Class B Shares.............      (1,286)      2,518
                Amount..............  $  (10,205)   $ 18,863
         Class C Shares.............      (1,067)      3,792
                Amount..............  $   (8,468)   $ 28,735
         Class Y Shares.............       2,008          @@
                Amount..............  $   16,120    $     @@
         INCOME ALLOCATION FUND:
         Class A Shares.............       1,039          --
                Amount..............  $   10,487    $     --
         Class B Shares.............         167          --
                Amount..............  $    1,681    $     --
         Class C Shares.............         481          --
                Amount..............  $    4,850    $     --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         INCOME FUND:
         Class A Shares.............       1,727         924        100          56          (572)        (276)
                Amount..............  $   18,318    $  9,639    $ 1,060     $   583     $  (6,021)   $  (2,873)
         Class B Shares.............         323         435         12          10          (266)         (98)
                Amount..............  $    3,438    $  4,536    $   131     $   101     $  (2,821)   $  (1,022)
         Class C Shares.............         370         481         13          11          (344)        (113)
                Amount..............  $    3,951    $  5,041    $   141     $   111     $  (3,664)   $  (1,182)
         Class Y Shares.............           1          --         @@          --            --           --
                Amount..............  $       10    $     --    $    @@     $    --     $      --    $      --
         INFLATION PLUS FUND:
         Class A Shares.............      23,222      16,391        605         154        (8,615)      (3,896)
                Amount..............  $  250,275    $171,999    $ 6,490     $ 1,621     $ (93,130)   $ (40,833)
         Class B Shares.............       4,655       7,264        163          50        (1,361)      (1,023)
                Amount..............  $   50,155    $ 76,272    $ 1,747     $   521     $ (14,644)   $ (10,706)
         Class C Shares.............      20,033      17,734        465         114        (6,366)      (2,876)
                Amount..............  $  215,788    $186,158    $ 4,979     $ 1,191     $ (68,390)   $ (30,131)
         Class Y Shares.............       2,091          --         12          --            (3)          --
                Amount..............  $   22,705    $     --    $   129     $    --     $     (32)   $      --
         INTERNATIONAL CAPITAL APPRECIATION FUND:
         Class A Shares.............       4,060       2,549          7           1          (930)      (2,042)
                Amount..............  $   43,529    $ 20,230    $    69     $     5     $  (9,755)   $ (15,786)
         Class B Shares.............         942         320          1          --          (377)        (212)
                Amount..............  $    9,962    $  2,602    $    12     $    --     $  (3,903)   $  (1,694)
         Class C Shares.............       1,175       1,095          1          --          (277)        (974)
                Amount..............  $   12,442    $  8,473    $    13     $    --     $  (2,893)   $  (7,562)
         Class Y Shares.............       2,440          --         @@          @@           (16)          --
                Amount..............  $   26,773    $     --    $     1     $     1     $    (174)   $      --
         INTERNATIONAL OPPORTUNITIES FUND:
         Class A Shares.............       2,241      25,564          3          --        (1,619)     (26,722)
                Amount..............  $   23,586    $206,831    $    31     $    --     $ (17,271)   $(217,754)
         Class B Shares.............         356         396         --          --          (385)        (596)
                Amount..............  $    3,604    $  3,188    $    --     $    --     $  (3,882)   $  (4,723)
         Class C Shares.............         490       6,856         --          --          (615)      (6,993)
                Amount..............  $    4,918    $ 53,002    $    --     $    --     $  (6,142)   $ (54,300)
         Class Y Shares.............         193         589          3          --          (435)        (532)
                Amount..............  $    2,093    $  5,041    $    28     $    --     $  (4,729)   $  (4,536)
         INTERNATIONAL SMALL COMPANY FUND:
         Class A Shares.............       1,317       1,516         65           1          (554)      (1,113)
                Amount..............  $   17,168    $ 14,976    $   789     $    10     $  (6,975)   $ (10,846)
         Class B Shares.............         185         101         12          --           (89)         (38)
                Amount..............  $    2,374    $  1,105    $   140     $    --     $  (1,106)   $    (408)
         Class C Shares.............         677         332         19          --          (164)        (200)
                Amount..............  $    8,742    $  3,285    $   229     $    --     $  (2,049)   $  (1,861)
         Class Y Shares.............       1,229       1,855        145           1          (173)         (38)
                Amount..............  $   16,166    $ 21,094    $ 1,779     $     7     $  (2,251)   $    (432)
         MIDCAP FUND:
         Class A Shares.............      10,517      31,557         --          --       (10,854)      (8,330)
                Amount..............  $  226,797    $556,422    $    --     $    --     $(234,207)   $(142,582)
         Class B Shares.............       1,045       6,247         --          --        (2,205)      (2,513)
                Amount..............  $   21,514    $104,470    $    --     $    --     $ (45,362)   $ (40,772)
         Class C Shares.............       1,528       9,074         --          --        (3,269)      (3,257)
                Amount..............  $   31,366    $152,841    $    --     $    --     $ (67,414)   $ (53,133)
         Class Y Shares.............       1,439       2,757         --          --          (938)        (516)
                Amount..............  $   32,130    $ 48,718    $    --     $    --     $ (21,064)   $  (9,080)

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         INCOME FUND:
         Class A Shares.............       1,255         704
                Amount..............  $   13,357    $  7,349
         Class B Shares.............          69         347
                Amount..............  $      748    $  3,615
         Class C Shares.............          39         379
                Amount..............  $      428    $  3,970
         Class Y Shares.............           1          --
                Amount..............  $       10    $     --
         INFLATION PLUS FUND:
         Class A Shares.............      15,212      12,649
                Amount..............  $  163,635    $132,787
         Class B Shares.............       3,457       6,291
                Amount..............  $   37,258    $ 66,087
         Class C Shares.............      14,132      14,972
                Amount..............  $  152,377    $157,218
         Class Y Shares.............       2,100          --
                Amount..............  $   22,802    $     --
         INTERNATIONAL CAPITAL APPRE
         Class A Shares.............       3,137         508
                Amount..............  $   33,843    $  4,449
         Class B Shares.............         566         108
                Amount..............  $    6,071    $    908
         Class C Shares.............         899         121
                Amount..............  $    9,562    $    911
         Class Y Shares.............       2,424          @@
                Amount..............  $   26,600    $      1
         INTERNATIONAL OPPORTUNITIES
         Class A Shares.............         625      (1,158)
                Amount..............  $    6,346    $(10,923)
         Class B Shares.............         (29)       (200)
                Amount..............  $     (278)   $ (1,535)
         Class C Shares.............        (125)       (137)
                Amount..............  $   (1,224)   $ (1,298)
         Class Y Shares.............        (239)         57
                Amount..............  $   (2,608)   $    505
         INTERNATIONAL SMALL COMPANY
         Class A Shares.............         828         404
                Amount..............  $   10,982    $  4,140
         Class B Shares.............         108          63
                Amount..............  $    1,408    $    697
         Class C Shares.............         532         132
                Amount..............  $    6,922    $  1,424
         Class Y Shares.............       1,201       1,818
                Amount..............  $   15,694    $ 20,669
         MIDCAP FUND:
         Class A Shares.............        (337)     23,227
                Amount..............  $   (7,410)   $413,840
         Class B Shares.............      (1,160)      3,734
                Amount..............  $  (23,848)   $ 63,698
         Class C Shares.............      (1,741)      5,817
                Amount..............  $  (36,048)   $ 99,708
         Class Y Shares.............         501       2,241
                Amount..............  $   11,066    $ 39,638

--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         MIDCAP VALUE FUND:
         Class A Shares.............       9,912       4,780         --          --        (1,932)      (2,373)
                Amount..............  $  120,745    $ 46,718    $    --     $    --     $ (23,847)   $ (21,563)
         Class B Shares.............       1,557       1,287         --          --          (557)        (694)
                Amount..............  $   18,732    $ 12,186    $    --     $    --     $  (6,685)   $  (6,151)
         Class C Shares.............       1,867       1,597         --          --          (988)      (1,054)
                Amount..............  $   22,451    $ 15,411    $    --     $    --     $ (11,899)   $  (9,784)
         Class Y Shares.............         186          --         --          --            @@          (27)
                Amount..............  $    2,346    $     --    $    --     $    --     $      (4)   $    (279)
         MONEY MARKET FUND:
         Class A Shares.............     268,280     445,008        562         873      (309,599)    (502,544)
                Amount..............  $  268,280    $445,008    $   562     $   873     $(309,599)   $(502,544)
         Class B Shares.............      33,505      53,900          5           4       (55,406)     (85,220)
                Amount..............  $   33,505    $ 53,900    $     5     $     4     $ (55,406)   $ (85,220)
         Class C Shares.............      46,289      78,941          3           3       (49,621)    (114,883)
                Amount..............  $   46,289    $ 78,941    $     3     $     3     $ (49,621)   $(114,883)
         Class Y Shares.............       8,799       1,293         21          17          (284)      (2,963)
                Amount..............  $    8,799    $  1,293    $    21     $    17     $    (284)   $  (2,963)
         SHORT DURATION FUND:
         Class A Shares.............       3,953       3,485         84          59        (3,384)      (1,114)
                Amount..............  $   40,074    $ 35,368    $   849     $   595     $ (34,319)   $ (11,302)
         Class B Shares.............         598       1,336         21          14          (409)        (443)
                Amount..............  $    6,048    $ 13,547    $   213     $   142     $  (4,134)   $  (4,498)
         Class C Shares.............       2,620       4,226         59          39        (2,237)      (1,342)
                Amount..............  $   26,506    $ 42,908    $   596     $   397     $ (22,610)   $ (13,624)
         Class Y Shares.............       3,109          --         15          --            (4)          --
                Amount..............  $   31,331    $     --    $   150     $    --     $     (37)   $      --
         SMALL COMPANY FUND:
         Class A Shares.............       3,778       4,197         --          --        (3,319)      (3,992)
                Amount..............  $   56,945    $ 48,158    $    --     $    --     $ (49,235)   $ (43,568)
         Class B Shares.............         574         656         --          --          (766)        (719)
                Amount..............  $    8,208    $  7,407    $    --     $    --     $ (10,826)   $  (7,431)
         Class C Shares.............         759       1,028         --          --        (1,129)      (1,291)
                Amount..............  $   10,913    $ 11,105    $    --     $    --     $ (15,851)   $ (13,027)
         Class Y Shares.............         717         440         --          --          (694)        (519)
                Amount..............  $   10,759    $  5,313    $    --     $    --     $ (11,024)   $  (5,847)
         SMALLCAP GROWTH FUND:
         Class A Shares.............       1,534         833         --          --          (553)        (289)
                Amount..............  $   37,161    $ 15,670    $    --     $    --     $ (13,298)   $  (5,298)
         Class B Shares.............         305         233         --          --           (85)         (42)
                Amount..............  $    6,755    $  4,143    $    --     $    --     $  (1,879)   $    (697)
         Class C Shares.............         312         193         --          --          (101)         (51)
                Amount..............  $    6,832    $  3,421    $    --     $    --     $  (2,167)   $    (935)
         Class H Shares.............          60          82         --          --          (276)        (255)
                Amount..............  $    1,319    $  1,313    $    --     $    --     $  (6,068)   $  (4,092)
         Class L Shares.............         389         382         --          --          (661)      (1,019)
                Amount..............  $    9,377    $  6,709    $    --     $    --     $ (15,890)   $ (17,832)
         Class M Shares.............          54          84         --          --          (190)        (183)
                Amount..............  $    1,173    $  1,347    $    --     $    --     $  (4,155)   $  (2,943)
         Class N Shares.............          26          29         --          --           (45)         (69)
                Amount..............  $      564    $    464    $    --     $    --     $    (961)   $  (1,052)
         Class Y Shares.............         234          --         --          --            (1)          --
                Amount..............  $    5,510    $     --    $    --     $    --     $     (36)   $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         MIDCAP VALUE FUND:
         Class A Shares.............       7,980       2,407
                Amount..............  $   96,898    $ 25,155
         Class B Shares.............       1,000         593
                Amount..............  $   12,047    $  6,035
         Class C Shares.............         879         543
                Amount..............  $   10,552    $  5,627
         Class Y Shares.............         186         (27)
                Amount..............  $    2,342    $   (279)
         MONEY MARKET FUND:
         Class A Shares.............     (40,757)    (56,663)
                Amount..............  $  (40,757)   $(56,663)
         Class B Shares.............     (21,896)    (31,316)
                Amount..............  $  (21,896)   $(31,316)
         Class C Shares.............      (3,329)    (35,939)
                Amount..............  $   (3,329)   $(35,939)
         Class Y Shares.............       8,536      (1,653)
                Amount..............  $    8,536    $ (1,653)
         SHORT DURATION FUND:
         Class A Shares.............         653       2,430
                Amount..............  $    6,604    $ 24,661
         Class B Shares.............         210         907
                Amount..............  $    2,127    $  9,191
         Class C Shares.............         443       2,923
                Amount..............  $    4,492    $ 29,681
         Class Y Shares.............       3,120          --
                Amount..............  $   31,444    $     --
         SMALL COMPANY FUND:
         Class A Shares.............         459         205
                Amount..............  $    7,710    $  4,590
         Class B Shares.............        (192)        (63)
                Amount..............  $   (2,618)   $    (24)
         Class C Shares.............        (370)       (263)
                Amount..............  $   (4,938)   $ (1,922)
         Class Y Shares.............          23         (79)
                Amount..............  $     (265)   $   (534)
         SMALLCAP GROWTH FUND:
         Class A Shares.............         981         544
                Amount..............  $   23,863    $ 10,372
         Class B Shares.............         220         191
                Amount..............  $    4,876    $  3,446
         Class C Shares.............         211         142
                Amount..............  $    4,665    $  2,486
         Class H Shares.............        (216)       (173)
                Amount..............  $   (4,749)   $ (2,779)
         Class L Shares.............        (272)       (637)
                Amount..............  $   (6,513)   $(11,123)
         Class M Shares.............        (136)        (99)
                Amount..............  $   (2,982)   $ (1,596)
         Class N Shares.............         (19)        (40)
                Amount..............  $     (397)   $   (588)
         Class Y Shares.............         233          --
                Amount..............  $    5,474    $     --

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         STOCK FUND:
         Class A Shares.............       9,128       8,443         --          --       (12,557)     (12,312)
                Amount..............  $  155,036    $123,104    $    --     $    --     $(213,601)   $(177,679)
         Class B Shares.............       1,547       1,969         --          --        (4,292)      (4,275)
                Amount..............  $   24,965    $ 27,216    $    --     $    --     $ (68,863)   $ (58,344)
         Class C Shares.............       1,481       2,360         --          --        (5,542)      (5,967)
                Amount..............  $   24,036    $ 32,634    $    --     $    --     $ (89,286)   $ (82,117)
         Class Y Shares.............       2,167       1,029         --          --           (91)        (888)
                Amount..............  $   38,196    $ 15,485    $    --     $    --     $  (1,606)   $ (11,848)
         TAX-FREE CALIFORNIA FUND:
         Class A Shares.............         692         334         52          36          (394)         (82)
                Amount..............  $    6,995    $  3,372    $   519     $   363     $  (3,908)   $    (818)
         Class B Shares.............          26          86          3           4          (114)          (6)
                Amount..............  $      264    $    864    $    29     $    46     $  (1,147)   $     (58)
         Class C Shares.............         123          23          2           3          (109)          (2)
                Amount..............  $    1,252    $    227    $    18     $    35     $  (1,097)   $     (20)
         TAX-FREE MINNESOTA FUND:
         Class A Shares.............         148         252         22          10           (69)        (150)
                Amount..............  $    1,553    $  2,656    $   224     $   103     $    (718)   $  (1,569)
         Class B Shares.............          21          48          3           1           (13)         (21)
                Amount..............  $      220    $    506    $    26     $    11     $    (134)   $    (220)
         Class C Shares.............           1          21          2           1           (11)         (12)
                Amount..............  $        5    $    228    $    20     $    11     $    (115)   $    (127)
         Class E Shares.............          33          36        134          93          (394)        (280)
                Amount..............  $      364    $    377    $ 1,408     $   985     $  (4,133)   $  (2,970)
         Class H Shares.............           9          --          1           1           (14)         (41)
                Amount..............  $      100    $     --    $     8     $     6     $    (149)   $    (433)
         Class L Shares.............          16          38         15          10           (46)         (88)
                Amount..............  $      173    $    403    $   152     $   111     $    (475)   $    (929)
         Class M Shares.............          --           1          1           1           (24)         (12)
                Amount..............  $        1    $      6    $    15     $    15     $    (265)   $    (128)
         Class N Shares.............          --           1          1           1            (1)          (1)
                Amount..............  $        4    $     14    $     9     $     5     $     (11)   $     (10)
         Class Y Shares.............          --          --         @@          @@            --           --
                Amount..............  $       --    $     --    $    @@     $    @@     $      --    $      --
         TAX-FREE NATIONAL FUND:
         Class A Shares.............       1,938       2,067        131          66          (871)      (1,275)
                Amount..............  $   21,611    $ 23,066    $ 1,457     $   736     $  (9,642)   $ (14,174)
         Class B Shares.............          85         411         24          19          (150)        (166)
                Amount..............  $      954    $  4,558    $   261     $   209     $  (1,648)   $  (1,827)
         Class C Shares.............         336         661         24          18          (301)        (269)
                Amount..............  $    3,709    $  7,349    $   268     $   196     $  (3,329)   $  (2,975)
         Class E Shares.............          71          28        124         155          (408)        (604)
                Amount..............  $      821    $    307    $ 1,366     $ 1,718     $  (4,526)   $  (6,762)
         Class H Shares.............          @@          @@          4          10          (104)        (110)
                Amount..............  $        3    $      7    $    46     $   110     $  (1,161)   $  (1,211)
         Class L Shares.............         118          90         30          32          (137)        (100)
                Amount..............  $    1,319    $    993    $   328     $   351     $  (1,512)   $  (1,110)
         Class M Shares.............          24           1          5           6           (16)         (33)
                Amount..............  $      270    $      9    $    51     $    72     $    (175)   $    (368)
         Class N Shares.............          @@           3          2           2            (8)          (4)
                Amount..............  $        2    $     34    $    26     $    30     $     (96)   $     (46)
         Class Y Shares.............          --          --         @@          @@            --           --
                Amount..............  $       --    $     --    $    @@     $    @@     $      --    $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         STOCK FUND:
         Class A Shares.............      (3,429)     (3,869)
                Amount..............  $  (58,564)   $(54,575)
         Class B Shares.............      (2,745)     (2,306)
                Amount..............  $  (43,898)   $(31,128)
         Class C Shares.............      (4,061)     (3,607)
                Amount..............  $  (65,250)   $(49,483)
         Class Y Shares.............       2,076         141
                Amount..............  $   36,590    $  3,637
         TAX-FREE CALIFORNIA FUND:
         Class A Shares.............         350         288
                Amount..............  $    3,606    $  2,917
         Class B Shares.............         (85)         84
                Amount..............  $     (854)   $    852
         Class C Shares.............          16          24
                Amount..............  $      173    $    242
         TAX-FREE MINNESOTA FUND:
         Class A Shares.............         101         112
                Amount..............  $    1,059    $  1,190
         Class B Shares.............          11          28
                Amount..............  $      112    $    297
         Class C Shares.............          (8)         10
                Amount..............  $      (90)   $    112
         Class E Shares.............        (226)       (152)
                Amount..............  $   (2,361)   $ (1,608)
         Class H Shares.............          (4)        (40)
                Amount..............  $      (41)   $   (427)
         Class L Shares.............         (15)        (40)
                Amount..............  $     (150)   $   (415)
         Class M Shares.............         (23)        (10)
                Amount..............  $     (249)   $   (107)
         Class N Shares.............          --           1
                Amount..............  $        2    $      9
         Class Y Shares.............          @@          @@
                Amount..............  $       @@    $     @@
         TAX-FREE NATIONAL FUND:
         Class A Shares.............       1,198         858
                Amount..............  $   13,426    $  9,628
         Class B Shares.............         (41)        264
                Amount..............  $     (433)   $  2,940
         Class C Shares.............          59         410
                Amount..............  $      648    $  4,570
         Class E Shares.............        (213)       (421)
                Amount..............  $   (2,339)   $ (4,737)
         Class H Shares.............        (100)       (100)
                Amount..............  $   (1,112)   $ (1,094)
         Class L Shares.............          11          22
                Amount..............  $      135    $    234
         Class M Shares.............          13         (26)
                Amount..............  $      146    $   (287)
         Class N Shares.............          (6)          1
                Amount..............  $      (68)   $     18
         Class Y Shares.............          @@          @@
                Amount..............  $       @@    $     @@

--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         TAX-FREE NEW YORK FUND:
         Class A Shares.............         139          21         43          28           (17)          (2)
                Amount..............  $    1,432    $    218    $   437     $   284     $    (181)   $     (22)
         Class B Shares.............          42          11          4           3            @@          (10)
                Amount..............  $      431    $    109    $    48     $    28     $      @@    $    (101)
         Class C Shares.............          57          37          6           3           (11)          (3)
                Amount..............  $      583    $    378    $    59     $    34     $    (104)   $     (34)
         TOTAL RETURN BOND FUND:
         Class A Shares.............       9,732      20,815      1,649       1,161        (8,220)     (17,801)
                Amount..............  $  105,640    $230,384    $17,740     $12,816     $ (88,960)   $(196,901)
         Class B Shares.............       1,337       3,361        498         405        (2,978)      (3,330)
                Amount..............  $   14,446    $ 37,093    $ 5,327     $ 4,445     $ (32,116)   $ (36,783)
         Class C Shares.............       1,735       4,024        491         407        (3,976)      (4,503)
                Amount..............  $   18,830    $ 44,598    $ 5,276     $ 4,477     $ (42,993)   $ (49,934)
         Class Y Shares.............       4,596       3,008        419         261        (1,204)      (1,577)
                Amount..............  $   50,328    $ 33,786    $ 4,549     $ 2,916     $ (13,251)   $ (17,751)
         U.S. GOVERNMENT SECURITIES FUND:
         Class A Shares.............       1,937      11,235        229         314        (3,389)     (12,412)
                Amount..............  $   18,712    $111,585    $ 2,207     $ 3,103     $ (32,742)   $(122,873)
         Class B Shares.............         383       2,842         96         148        (1,718)      (3,017)
                Amount..............  $    3,698    $ 28,199    $   920     $ 1,464     $ (16,532)   $ (29,559)
         Class C Shares.............         495       5,479         54         100        (1,863)      (6,954)
                Amount..............  $    4,749    $ 54,470    $   513     $   985     $ (17,923)   $ (68,476)
         Class E Shares.............         110         264        451         516        (2,198)      (2,526)
                Amount..............  $    1,064    $  2,616    $ 4,337     $ 5,089     $ (21,185)   $ (24,872)
         Class H Shares.............          15          30         16          25          (277)        (350)
                Amount..............  $      146    $    299    $   158     $   241     $  (2,663)   $  (3,443)
         Class L Shares.............         235         351        149         168          (852)      (1,017)
                Amount..............  $    2,270    $  3,476    $ 1,438     $ 1,662     $  (8,212)   $ (10,045)
         Class M Shares.............          27          51         14          19          (132)        (271)
                Amount..............  $      257    $    510    $   133     $   187     $  (1,277)   $  (2,658)
         Class N Shares.............           5          12          4           6           (43)         (48)
                Amount..............  $       42    $    120    $    41     $    56     $    (413)   $    (476)
         Class Y Shares.............          --          --         @@          @@            --           --
                Amount..............  $       --    $     --    $    @@     $    @@     $      --    $      --
         VALUE FUND:
         Class A Shares.............       1,944       1,775         39          30          (849)      (1,040)
                Amount..............  $   18,291    $ 14,409    $   368     $   231     $  (8,023)   $  (8,159)
         Class B Shares.............         241         275          1          --          (137)        (144)
                Amount..............  $    2,259    $  2,202    $    13     $    --     $  (1,282)   $  (1,118)
         Class C Shares.............         279         328          2          --          (310)        (383)
                Amount..............  $    2,600    $  2,572    $    18     $    --     $  (2,903)   $  (3,003)
         Class Y Shares.............       2,200          @@         @@          --            (3)         (27)
                Amount..............  $   20,813    $      3    $    @@     $    --     $     (31)   $    (229)

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         TAX-FREE NEW YORK FUND:
         Class A Shares.............         165          47
                Amount..............  $    1,688    $    480
         Class B Shares.............          46           4
                Amount..............  $      479    $     36
         Class C Shares.............          52          37
                Amount..............  $      538    $    378
         TOTAL RETURN BOND FUND:
         Class A Shares.............       3,161       4,175
                Amount..............  $   34,420    $ 46,299
         Class B Shares.............      (1,143)        436
                Amount..............  $  (12,343)   $  4,755
         Class C Shares.............      (1,750)        (72)
                Amount..............  $  (18,887)   $   (859)
         Class Y Shares.............       3,811       1,692
                Amount..............  $   41,626    $ 18,951
         U.S. GOVERNMENT SECURITIES
         Class A Shares.............      (1,223)       (863)
                Amount..............  $  (11,823)   $ (8,185)
         Class B Shares.............      (1,239)        (27)
                Amount..............  $  (11,914)   $    104
         Class C Shares.............      (1,314)     (1,375)
                Amount..............  $  (12,661)   $(13,021)
         Class E Shares.............      (1,637)     (1,746)
                Amount..............  $  (15,784)   $(17,167)
         Class H Shares.............        (246)       (295)
                Amount..............  $   (2,359)   $ (2,903)
         Class L Shares.............        (468)       (498)
                Amount..............  $   (4,504)   $ (4,907)
         Class M Shares.............         (91)       (201)
                Amount..............  $     (887)   $ (1,961)
         Class N Shares.............         (34)        (30)
                Amount..............  $     (330)   $   (300)
         Class Y Shares.............          @@          @@
                Amount..............  $       @@    $     @@
         VALUE FUND:
         Class A Shares.............       1,134         765
                Amount..............  $   10,636    $  6,481
         Class B Shares.............         105         131
                Amount..............  $      990    $  1,084
         Class C Shares.............         (29)        (55)
                Amount..............  $     (285)   $   (431)
         Class Y Shares.............       2,197         (27)
                Amount..............  $   20,782    $   (226)

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 OCTOBER 31, 2004
 (000'S OMITTED)
--------------------------------------------------------------------------------

                                                                 SHARES ISSUED FOR
                                           SHARES SOLD          REINVESTED DIVIDENDS       SHARES REDEEMED
                                      ----------------------    --------------------    ----------------------
                                         2004         2003        2004        2003        2004         2003
                                      ----------    --------    --------    --------    ---------    ---------
         VALUE OPPORTUNITIES FUND:
         Class A Shares.............       1,411         384         --          --          (148)        (178)
                Amount..............  $   18,872    $  4,094    $    --     $    --     $  (1,981)   $  (1,747)
         Class B Shares.............         315         126         --          --           (52)         (12)
                Amount..............  $    3,989    $  1,291    $    --     $    --     $    (660)   $    (123)
         Class C Shares.............         349         106         --          --           (65)         (15)
                Amount..............  $    4,436    $  1,098    $    --     $    --     $    (811)   $    (138)
         Class H Shares.............          26          40         --          --          (153)        (110)
                Amount..............  $      339    $    371    $    --     $    --     $  (1,970)   $  (1,049)
         Class L Shares.............         206         156         --          --          (247)        (414)
                Amount..............  $    2,786    $  1,619    $    --     $    --     $  (3,318)   $  (4,185)
         Class M Shares.............          42          65         --          --          (122)        (124)
                Amount..............  $      541    $    621    $    --     $    --     $  (1,566)   $  (1,196)
         Class N Shares.............           9          14         --          --           (19)         (39)
                Amount..............  $      116    $    135    $    --     $    --     $    (253)   $    (360)
         Class Y Shares.............         714          --         --          --            (1)          --
                Amount..............  $    9,718    $     --    $    --     $    --     $     (16)   $      --

                                           NET INCREASE
                                       (DECREASE) OF SHARES
                                      ----------------------
                                         2004         2003
                                      ----------    --------
         VALUE OPPORTUNITIES FUND:
         Class A Shares.............       1,263         206
                Amount..............  $   16,891    $  2,347
         Class B Shares.............         263         114
                Amount..............  $    3,329    $  1,168
         Class C Shares.............         284          91
                Amount..............  $    3,625    $    960
         Class H Shares.............        (127)        (70)
                Amount..............  $   (1,631)   $   (678)
         Class L Shares.............         (41)       (258)
                Amount..............  $     (532)   $ (2,566)
         Class M Shares.............         (80)        (59)
                Amount..............  $   (1,025)   $   (575)
         Class N Shares.............         (10)        (25)
                Amount..............  $     (137)   $   (225)
         Class Y Shares.............         713          --
                Amount..............  $    9,702    $     --

7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value of the Funds and are designed generally to present accumulated undistributed (distribution in excess of) net investment income and realized gain loss on investments on a tax basis which is considered to be more informative to the shareholder. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as foreign currency, expiration of capital loss carryforwards, distributions upon redemptions and net operating losses that reduce capital gain distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds' distributions may be shown in the accompanying Statements of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2004, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                                       UNDISTRIBUTED   ACCUMULATED
                                                                            NET            NET
                                                                        INVESTMENT      REALIZED     PAID-IN-
                                                                          INCOME       GAIN (LOSS)   CAPITAL
                                                                       -------------   -----------   --------
         Advisers Fund...............................................    $    (42)       $    42     $     --
         Aggressive Growth Allocation Fund...........................          28             --          (28)
         Balanced Allocation Fund....................................           1             --           (1)
         Capital Appreciation Fund...................................      24,513          2,584      (27,097)
         Disciplined Equity Fund.....................................         (41)            40            1
         Dividend and Growth Fund....................................        (269)           269           --
         Equity Income Fund..........................................          (5)            13           (8)
         Focus Fund..................................................         595             34         (629)
         Global Communications Fund..................................         (14)            15           (1)
         Global Financial Services Fund..............................          (4)             4           --
         Global Health Fund..........................................       2,803         (1,594)      (1,209)
         Global Leaders Fund.........................................       3,465            661       (4,126)
         Global Technology Fund......................................       1,125             42       (1,167)
         Growth Allocation Fund......................................          19             --          (19)
         Growth Fund.................................................       4,846            177       (5,023)
         Growth Opportunities Fund...................................       4,789            311       (5,100)
         High Yield Fund.............................................         238           (238)          --
         Income Fund.................................................          92            (92)          --
         Inflation Plus Fund.........................................           2             (2)          --
         International Capital Appreciation Fund.....................         127             48         (175)
         International Opportunities Fund............................         (61)           140          (79)
         International Small Company Fund............................         (48)            44            4
         MidCap Fund.................................................      16,324            360      (16,684)
         MidCap Value Fund...........................................       2,040         (2,041)           1
         Small Company Fund..........................................       4,048            156       (4,204)

--------------------------------------------------------------------------------

                                                                       UNDISTRIBUTED   ACCUMULATED
                                                                            NET            NET
                                                                        INVESTMENT      REALIZED     PAID-IN-
                                                                          INCOME       GAIN (LOSS)   CAPITAL
                                                                       -------------   -----------   --------
         SmallCap Growth Fund........................................       2,027             75       (2,102)
         Stock Fund..................................................       1,234            131       (1,365)
         Total Return Bond Fund......................................       1,950         (1,950)          --
         U.S. Government Securities Fund.............................         255          4,136       (4,391)
         Value Fund..................................................         (17)            17           --
         Value Opportunities Fund....................................         143              5         (148)

8.  CAPITAL LOSS CARRYFORWARDS:

    As of October 31, 2004 (tax year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

                                                                                          YEAR OF EXPIRATION
                                                                      -----------------------------------------------------------
                                    FUND                               2007      2008       2009       2010       2011      2012
                                    ----                              -------   -------   --------   --------   --------   ------
         Advisers Fund..............................................  $         $         $  8,976   $176,475   $112,444   $
         Capital Appreciation Fund..................................                                   75,574    102,655
         Disciplined Equity Fund....................................                        16,069     67,760     26,636
         Focus Fund.................................................                                    2,871     14,398
         Global Communications Fund.................................                         1,272      3,269        684
         Global Financial Services Fund.............................                                      730        536
         Global Leaders Fund........................................                                   60,140
         Global Technology Fund.....................................                        26,641     34,893
         Growth Fund................................................                                   65,033      6,917
         Growth Opportunities Fund..................................                                   76,626
         High Yield Fund............................................   10,267    19,805      1,643     25,246     28,570
         International Capital Appreciation Fund....................                                                           15
         International Opportunities Fund...........................              3,620     15,114     19,362      2,135
         Short Duration Fund........................................                                                 221      295
         Small Company Fund.........................................                        46,261     31,914
         SmallCap Growth Fund.......................................                        46,627      6,564      3,251
         Stock Fund.................................................                       116,832    246,128    196,018
         Tax-Free California Fund...................................                                                  48
         U.S. Government Securities Fund............................    2,205     3,597                              672    3,591
         Value Fund.................................................                                    1,849      2,990
         Value Opportunities Fund...................................                                    3,381        672

    In accordance with Section 382 of the Internal Revenue Code, utilization of all or a portion of the above capital loss carryforwards (acquired via merger) is limited on an annual basis in the amounts as follows:

                                                                         ANNUAL
                                ACQUIRING FUND                         LIMITATION
                                --------------                         ----------
         High Yield Fund.............................................    $3,813
         International Opportunities Fund............................       960

9.  LINE OF CREDIT:

    The Funds participate in a $650,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. For the year ended October 31, 2004, the Funds did not have any borrowings under this facility.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October 31, 2004(g)
 Class A......................   $14.19       $ 0.18        $ 0.38        $(0.18)       $   --            $--         $14.57
 Class B......................    14.05         0.07          0.38         (0.07)           --            --           14.43
 Class C......................    14.18         0.09          0.37         (0.08)           --            --           14.56
 Class Y......................    14.37         0.25          0.36         (0.26)           --            --           14.72
 For the Year Ended October 31, 2003(g)
 Class A......................    12.67         0.19          1.52         (0.19)           --            --           14.19
 Class B......................    12.54         0.09          1.51         (0.09)           --            --           14.05
 Class C......................    12.66         0.11          1.52         (0.11)           --            --           14.18
 Class Y......................    12.82         0.27          1.54         (0.26)           --            --           14.37
 For the Year Ended October 31, 2002(g)
 Class A......................    14.38         0.21         (1.69)        (0.23)           --            --           12.67
 Class B......................    14.24         0.11         (1.68)        (0.13)           --            --           12.54
 Class C......................    14.37         0.12         (1.69)        (0.14)           --            --           12.66
 Class Y......................    14.54         0.13         (1.55)        (0.30)           --            --           12.82
 For the Year Ended October 31, 2001
 Class A......................    17.07         0.30         (2.04)        (0.31)        (0.64)           --           14.38
 Class B......................    16.90         0.20         (2.03)        (0.19)        (0.64)           --           14.24
 Class C......................    17.05         0.20         (2.04)        (0.20)        (0.64)           --           14.37
 Class Y......................    17.24         0.38         (2.06)        (0.38)        (0.64)           --           14.54
 For the Ten Months Ended October 31, 2000
 Class A......................    17.02         0.24          0.19         (0.22)        (0.16)           --           17.07
 Class B......................    16.87         0.15          0.17         (0.13)        (0.16)           --           16.90
 Class C......................    17.02         0.15          0.17         (0.13)        (0.16)           --           17.05
 Class Y......................    17.16         0.33          0.16         (0.25)        (0.16)           --           17.24
 For the Year Ended December 31, 1999
 Class A......................    15.71         0.27          1.60         (0.25)        (0.31)           --           17.02
 Class B......................    15.59         0.16          1.58         (0.15)        (0.31)           --           16.87
 Class C......................    15.73(f)      0.17(f)       1.58(f)      (0.15)(f)     (0.31)(f)        --           17.02(f)
 Class Y......................    15.80         0.35          1.61         (0.29)        (0.31)           --           17.16
THE HARTFORD AGGRESSIVE GROWTH ALLOCATION FUND
 From (commencement of operations) May 28, 2004, through October 31, 2004
 Class A......................    10.00        (0.01)         0.39            --            --            --           10.38
 Class B......................    10.00        (0.02)         0.37            --            --            --           10.35
 Class C......................    10.00        (0.02)         0.37            --            --            --           10.35

                                     -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------
                                                            RATIO OF     RATIO OF     RATIO OF
                                                            EXPENSES     EXPENSES       NET
                                              NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                              AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL         PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)      (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------     ----------   ----------   ----------   ----------   ---------
THE HARTFORD ADVISERS FUND
 For the Year Ended October 31
 Class A......................     3.93%(k)   $1,539,264      1.22%        1.22%(j)      1.23%       42%
 Class B......................     3.21(k)       550,499      1.95         1.95(j)       0.50        --
 Class C......................     3.27(k)       355,711      1.86         1.86(j)       0.58        --
 Class Y......................     4.22           13,587      0.74         0.74(j)       1.71        --
 For the Year Ended October 31
 Class A......................    13.62        1,470,569      1.40         1.39          1.44        46
 Class B......................    12.86          593,179      2.13         2.12          0.72        --
 Class C......................    12.92          421,814      2.00         2.00          0.84        --
 Class Y......................    14.28            8,714      0.81         0.81          1.98        --
 For the Year Ended October 31
 Class A......................   (10.42)       1,245,331      1.41         1.36          1.56        44
 Class B......................   (11.11)         567,953      2.08         2.08          0.84        --
 Class C......................   (10.99)         422,520      1.97         1.97          0.95        --
 Class Y......................    (9.89)           3,997      0.78         0.78          2.15        --
 For the Year Ended October 31
 Class A......................   (10.67)       1,088,858      1.27         1.22          1.99        37
 Class B......................   (11.27)         622,519      1.93         1.93          1.28        --
 Class C......................   (11.26)         478,194      1.93         1.93          1.28        --
 Class Y......................   (10.20)          56,320      0.74         0.74          2.48        --
 For the Ten Months Ended Octo
 Class A......................     2.52(d)       893,954      1.26(b)      1.21(b)       1.76(b)     38
 Class B......................     1.89(d)       631,930      1.92(b)      1.92(b)       1.05(b)     --
 Class C......................     1.89(d)       432,171      1.92(b)      1.92(b)       1.05(b)     --
 Class Y......................     2.90(d)        64,889      0.75(b)      0.75(b)       2.22(b)     --
 For the Year Ended December 3
 Class A......................    12.08          693,136      1.31         1.26          1.72        35
 Class B......................    11.29          555,338      1.97         1.97          1.00        --
 Class C......................    11.29          323,631      1.99         1.99          0.99        --
 Class Y......................    12.62           68,133      0.79         0.79          2.18        --
THE HARTFORD AGGRESSIVE GROWTH
 From (commencement of operati
 Class A......................     3.80(d)        12,415      0.86(b)(l)    0.67(b)(l)    (0.58)(b)     3
 Class B......................     3.50(d)         4,532      1.69(b)(l)    1.32(b)(l)    (1.23)(b)    --
 Class C......................     3.50(d)         5,424      1.59(b)(l)    1.32(b)(l)    (1.23)(b)    --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 1.94%, 1.86% and 0.74% for classes A, B, C and Y, respectively.
(k)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 3.74%, 2.95% and 3.06% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was $0.03, $0.04 and $0.03 for classes A, B and C, respectively.
(l)Expense ratios do not include expenses of the underlying funds.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD BALANCED ALLOCATION FUND
 From (commencement of operations) May 28, 2004, through October 31, 2004
 Class A......................   $10.00       $ 0.02        $ 0.30        $(0.02)       $   --            $--         $10.30
 Class B......................    10.00         0.01          0.27            @@            --            --           10.28
 Class C......................    10.00           --          0.28            @@            --            --           10.28
THE HARTFORD CAPITAL APPRECIATION FUND
 For the Year Ended October 31, 2004
 Class A......................    26.50        (0.01)         4.31            --            --            --           30.80
 Class B......................    24.97        (0.21)         4.06            --            --            --           28.82
 Class C......................    25.00        (0.18)         4.06            --            --            --           28.88
 Class Y......................    27.64         0.11          4.54            --            --            --           32.29
 For the Year Ended October 31, 2003
 Class A......................    20.47        (0.04)         6.07            --            --            --           26.50
 Class B......................    19.44        (0.19)         5.72            --            --            --           24.97
 Class C......................    19.44        (0.16)         5.72            --            --            --           25.00
 Class Y......................    21.23         0.08          6.33            --            --            --           27.64
 For the Year Ended October 31, 2002(g)
 Class A......................    24.12        (0.06)        (3.59)           --            --            --           20.47
 Class B......................    23.06        (0.25)        (3.37)           --            --            --           19.44
 Class C......................    23.04        (0.22)        (3.38)           --            --            --           19.44
 Class Y......................    24.85         0.04         (3.66)           --            --            --           21.23
 For the Year Ended October 31, 2001
 Class A......................    33.20         0.05         (5.12)           --         (4.01)           --           24.12
 Class B......................    32.14        (0.02)        (5.05)           --         (4.01)           --           23.06
 Class C......................    32.10        (0.06)        (4.99)           --         (4.01)           --           23.04
 Class Y......................    33.94         0.08         (5.16)           --         (4.01)           --           24.85
 For the Ten Months Ended October 31, 2000
 Class A......................    31.72        (0.01)         3.15            --         (1.66)           --           33.20
 Class B......................    30.92        (0.12)         3.00            --         (1.66)           --           32.14
 Class C......................    30.89        (0.15)         3.02            --         (1.66)           --           32.10
 Class Y......................    32.27         0.03          3.30            --         (1.66)           --           33.94
 For the Year Ended December 31, 1999
 Class A......................    20.42        (0.07)        13.28            --         (1.91)           --           31.72
 Class B......................    20.08        (0.19)        12.94            --         (1.91)           --           30.92
 Class C......................    20.08(f)     (0.12)(f)     12.84(f)         --         (1.91)(f)        --           30.89(f)
 Class Y......................    20.66           --         13.52            --         (1.91)           --           32.27

                                        -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                --------------------------------------------------------------------------------
                                                           RATIO OF        RATIO OF        RATIO OF
                                                           EXPENSES        EXPENSES          NET
                                             NET ASSETS   TO AVERAGE      TO AVERAGE      INVESTMENT
                                             AT END OF    NET ASSETS      NET ASSETS        INCOME     PORTFOLIO
                                  TOTAL        PERIOD       BEFORE          AFTER         TO AVERAGE   TURNOVER
                                RETURN(C)     (000'S)      WAIVERS         WAIVERS        NET ASSETS    RATE(E)
                                ---------    ----------   ----------      ----------      ----------   ---------
THE HARTFORD BALANCED ALLOCATI
 From (commencement of operati
 Class A......................     3.15%(d)  $   67,293      0.62%(b)(k)     0.59%(b)(k)     0.99%(b)      @@%
 Class B......................     2.82(d)       18,841      1.45(b)(k)      1.29(b)(k)      0.33(b)       --
 Class C......................     2.82(d)       30,414      1.38(b)(k)      1.29(b)(k)      0.30(b)       --
THE HARTFORD CAPITAL APPRECIAT
 For the Year Ended October 31
 Class A......................    16.23       4,203,178      1.35            1.35(j)        (0.05)         78
 Class B......................    15.42       1,432,121      2.06            2.06(j)        (0.78)         --
 Class C......................    15.52       1,348,972      1.97            1.97(j)        (0.68)         --
 Class Y......................    16.82         116,527      0.79            0.79(j)         0.50          --
 For the Year Ended October 31
 Class A......................    29.46       2,357,913      1.45            1.43           (0.13)        113
 Class B......................    28.45       1,140,154      2.17            2.17           (0.87)         --
 Class C......................    28.60         981,246      2.05            2.05           (0.75)         --
 Class Y......................    30.19          48,372      0.85            0.85            0.46          --
 For the Year Ended October 31
 Class A......................   (15.13)      1,700,765      1.45            1.40           (0.28)        112
 Class B......................   (15.70)        884,553      2.14            2.14           (1.04)         --
 Class C......................   (15.62)        738,988      2.02            2.02           (0.92)         --
 Class Y......................   (14.57)         25,378      0.80            0.80            0.27          --
 For the Year Ended October 31
 Class A......................   (17.24)      1,585,508      1.33            1.28           (0.22)        132
 Class B......................   (17.88)        876,826      1.99            1.99           (0.93)         --
 Class C......................   (17.84)        666,372      1.99            1.99           (0.93)         --
 Class Y......................   (16.85)         76,592      0.78            0.78            0.28          --
 For the Ten Months Ended Octo
 Class A......................    10.18(d)    1,309,836      1.32(b)         1.27(b)        (0.42)(b)     130
 Class B......................     9.59(d)      826,495      1.97(b)         1.97(b)        (1.12)(b)      --
 Class C......................     9.56(d)      494,391      1.99(b)         1.99(b)        (1.14)(b)      --
 Class Y......................    10.60(d)       89,477      0.80(b)         0.80(b)         0.05(b)       --
 For the Year Ended December 3
 Class A......................    66.76         797,656      1.38            1.33           (0.61)        169
 Class B......................    65.58         569,201      2.02            2.02           (1.31)         --
 Class C......................    65.44         191,466      2.09            2.09           (1.37)         --
 Class Y......................    67.49          64,688      0.87            0.87           (0.16)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.32%, 2.03%, 1.94% and 0.76% for classes A, B, C and Y, respectively.
(k)Expense ratios do not include expenses of the underlying funds.
@@ The amount per share and turnover rate rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD CONSERVATIVE ALLOCATION FUND
 From (commencement of operations) May 28, 2004, through October 31, 2004
 Class A......................   $10.00       $ 0.03        $ 0.27        $(0.03)       $   --            $--         $10.27
 Class B......................    10.00         0.02          0.25         (0.01)           --            --           10.26
 Class C......................    10.00         0.02          0.25         (0.01)           --            --           10.26
THE HARTFORD DISCIPLINED EQUITY FUND
 For the Year Ended October 31, 2004
 Class A......................    10.08         0.03          0.57         (0.01)           --            --           10.67
 Class B......................     9.70        (0.05)         0.55            --            --            --           10.20
 Class C......................     9.71        (0.05)         0.56            --            --            --           10.22
 Class Y......................    10.36        (0.01)         0.69         (0.05)           --            --           10.99
 For the Year Ended October 31, 2003
 Class A......................     8.43         0.02          1.63            --            --            --           10.08
 Class B......................     8.17        (0.04)         1.57            --            --            --            9.70
 Class C......................     8.18        (0.04)         1.57            --            --            --            9.71
 Class Y......................     8.63         0.08          1.65            --            --            --           10.36
 For the Year Ended October 31, 2002(g)
 Class A......................    10.36           --         (1.93)           --            --            --            8.43
 Class B......................    10.10        (0.11)        (1.82)           --            --            --            8.17
 Class C......................    10.11        (0.06)        (1.87)           --            --            --            8.18
 Class Y......................    10.52         0.05         (1.94)           --            --            --            8.63
 For the Year Ended October 31, 2001
 Class A......................    13.63           --         (2.75)           --         (0.52)           --           10.36
 Class B......................    13.40        (0.05)        (2.73)           --         (0.52)           --           10.10
 Class C......................    13.41        (0.06)        (2.72)           --         (0.52)           --           10.11
 Class Y......................    13.78         0.03         (2.77)           --         (0.52)           --           10.52
 For the Ten Months Ended October 31, 2000
 Class A......................    13.72        (0.02)         0.04            --         (0.11)           --           13.63
 Class B......................    13.58        (0.06)        (0.01)           --         (0.11)           --           13.40
 Class C......................    13.58        (0.06)           --            --         (0.11)           --           13.41
 Class Y......................    13.83         0.02          0.04            --         (0.11)           --           13.78
 For the Year Ended December 31, 1999
 Class A......................    11.45         0.01          2.36            --         (0.10)           --           13.72
 Class B......................    11.41        (0.02)         2.29            --         (0.10)           --           13.58
 Class C......................    11.41(f)     (0.03)(f)      2.30(f)         --         (0.10)(f)        --           13.58(f)
 Class Y......................    11.48         0.06          2.39            --         (0.10)           --           13.83

                                       -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------
                                                          RATIO OF        RATIO OF        RATIO OF
                                                          EXPENSES        EXPENSES          NET
                                            NET ASSETS   TO AVERAGE      TO AVERAGE      INVESTMENT
                                            AT END OF    NET ASSETS      NET ASSETS        INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE          AFTER         TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS         WAIVERS        NET ASSETS    RATE(E)
                                ---------   ----------   ----------      ----------      ----------   ---------
THE HARTFORD CONSERVATIVE ALLO
 From (commencement of operati
 Class A......................     2.96%(d)  $ 33,921       0.63%(b)(l)     0.60%(b)(l)     1.70%(b)     @@%
 Class B......................     2.70(d)      4,993       1.44(b)(l)      1.25(b)(l)      1.05(b)      --
 Class C......................     2.70(d)     10,807       1.38(b)(l)      1.25(b)(l)      1.17(b)      --
THE HARTFORD DISCIPLINED EQUIT
 For the Year Ended October 31
 Class A......................     5.92       241,014       1.46            1.45(j)         0.30         62
 Class B......................     5.16        44,561       2.34            2.15(j)        (0.41)        --
 Class C......................     5.25(k)     40,965       2.10            2.10(j)        (0.36)        --
 Class Y......................     6.55        19,578       0.88            0.88(j)         0.95         --
 For the Year Ended October 31
 Class A......................    19.57       243,842       1.56            1.45            0.24         76
 Class B......................    18.73        47,888       2.30            2.15           (0.46)        --
 Class C......................    18.70        46,162       2.17            2.15           (0.46)        --
 Class Y......................    20.05           622       0.98            0.98            0.70         --
 For the Year Ended October 31
 Class A......................   (18.63)      230,545       1.57            1.45           (0.03)        89
 Class B......................   (19.11)       43,431       2.26            2.15           (1.03)        --
 Class C......................   (19.09)       44,054       2.13            2.13           (0.80)        --
 Class Y......................   (17.97)          661       0.93            0.93            0.46         --
 For the Year Ended October 31
 Class A......................   (20.90)      239,698       1.43            1.38           (0.07)        80
 Class B......................   (21.51)       43,210       2.11            2.11           (0.80)        --
 Class C......................   (21.50)       60,409       2.09            2.09           (0.78)        --
 Class Y......................   (20.60)          440       0.96            0.96            0.34         --
 For the Ten Months Ended Octo
 Class A......................     0.15(d)    197,176       1.43(b)         1.38(b)        (0.17)(b)     63
 Class B......................    (0.51)(d)    41,126       2.11(b)         2.11(b)        (0.90)(b)     --
 Class C......................    (0.44)(d)    63,650       2.09(b)         2.09(b)        (0.88)(b)     --
 Class Y......................     0.44(d)        490       0.95(b)         0.95(b)         0.26(b)      --
 For the Year Ended December 3
 Class A......................    20.80        74,764       1.49            1.44            0.01         53
 Class B......................    20.00        20,375       2.13            2.13           (0.68)        --
 Class C......................    19.98        29,265       2.16            2.15           (0.69)        --
 Class Y......................    21.45           480       0.93            0.93            0.51         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14%, 2.09% and 0.87% for classes A, B, C and Y, respectively.
(k)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total return would have been 5.24% for Class C. The net asset value impact of the Payment from Affiliate was less than 0.01 for class C.
(l)Expense ratios do not include expenses of the underlying funds.
@@ The amount rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD DIVIDEND AND GROWTH FUND
 For the Year Ended October 31, 2004
 Class A......................   $15.94       $0.17         $ 1.82        $(0.14)       $   --            $--         $17.79
 Class B......................    15.75        0.03           1.80         (0.02)           --            --           17.56
 Class C......................    15.72        0.06           1.79         (0.04)           --            --           17.53
 Class Y......................    16.11        0.24           1.86         (0.24)           --            --           17.97
 For the Year Ended October 31, 2003
 Class A......................    13.58        0.12           2.37         (0.13)(i)        --            --           15.94
 Class B......................    13.43        0.03           2.32         (0.03)(i)        --            --           15.75
 Class C......................    13.40        0.04           2.32         (0.04)(i)        --            --           15.72
 Class Y......................    13.73        0.19           2.40         (0.21)(i)        --            --           16.11
 For the Year Ended October 31, 2002(g)
 Class A......................    15.53        0.12          (1.71)        (0.12)        (0.24)           --           13.58
 Class B......................    15.37        0.02          (1.70)        (0.02)        (0.24)           --           13.43
 Class C......................    15.33        0.03          (1.69)        (0.03)        (0.24)           --           13.40
 Class Y......................    15.71        0.12          (1.65)        (0.21)        (0.24)           --           13.73
 For the Year Ended October 31, 2001
 Class A......................    17.78        0.18          (1.49)        (0.17)        (0.77)           --           15.53
 Class B......................    17.60        0.07          (1.48)        (0.05)        (0.77)           --           15.37
 Class C......................    17.57        0.08          (1.48)        (0.07)        (0.77)           --           15.33
 Class Y......................    17.96        0.25          (1.48)        (0.25)        (0.77)           --           15.71
 For the Ten Months Ended October 31, 2000
 Class A......................    16.85        0.15           0.98         (0.12)        (0.08)           --           17.78
 Class B......................    16.69        0.04           0.99         (0.04)        (0.08)           --           17.60
 Class C......................    16.67        0.07           0.95         (0.04)        (0.08)           --           17.57
 Class Y......................    16.96        0.22           1.02         (0.16)        (0.08)           --           17.96
 For the Year Ended December 31, 1999
 Class A......................    16.62        0.15           0.60         (0.17)        (0.35)           --           16.85
 Class B......................    16.47        0.04           0.58         (0.05)        (0.35)           --           16.69
 Class C......................    16.48(f)     0.04(f)        0.58(f)      (0.08)(f)     (0.35)(f)        --           16.67(f)
 Class Y......................    16.69        0.21           0.63         (0.22)        (0.35)           --           16.96

                                     -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------
                                                            RATIO OF     RATIO OF     RATIO OF
                                                            EXPENSES     EXPENSES       NET
                                              NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                              AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL         PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)      (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------     ----------   ----------   ----------   ----------   ---------
THE HARTFORD DIVIDEND AND GROW
 For the Year Ended October 31
 Class A......................    12.53%(k)   $1,838,567      1.23%        1.23%(j)     0.96%        25%
 Class B......................    11.62          319,512      2.04         2.04(j)      0.16         --
 Class C......................    11.76(k)       277,706      1.90         1.90(j)      0.29         --
 Class Y......................    13.06           69,088      0.75         0.75(j)      1.44         --
 For the Year Ended October 31
 Class A......................    18.42        1,296,982      1.41         1.40         0.88         31
 Class B......................    17.52          257,856      2.14         2.13         0.16         --
 Class C......................    17.67          230,348      2.02         2.02         0.27         --
 Class Y......................    19.03           42,107      0.81         0.81         1.44         --
 For the Year Ended October 31
 Class A......................   (10.64)         808,633      1.46         1.40         0.78         33
 Class B......................   (11.15)         185,731      2.13         2.10         0.08         --
 Class C......................   (11.08)         164,260      2.02         2.02         0.15         --
 Class Y......................   (10.00)          14,790      0.82         0.82         1.36         --
 For the Year Ended October 31
 Class A......................    (7.67)         521,543      1.36         1.31         1.06         55
 Class B......................    (8.34)         150,592      2.03         2.03         0.34         --
 Class C......................    (8.33)         117,108      2.03         2.03         0.35         --
 Class Y......................    (7.20)          26,326      0.82         0.82         1.55         --
 For the Ten Months Ended Octo
 Class A......................     6.77(d)       294,903      1.36(b)      1.31(b)      0.99(b)      56
 Class B......................     6.17(d)       118,936      2.03(b)      2.03(b)      0.27(b)      --
 Class C......................     6.17(d)        63,503      2.03(b)      2.03(b)      0.27(b)      --
 Class Y......................     7.37(d)        22,441      0.85(b)      0.85(b)      1.45(b)      --
 For the Year Ended December 3
 Class A......................     4.57          242,054      1.38         1.33         0.94         50
 Class B......................     3.82          121,977      2.02         2.02         0.25         --
 Class C......................     3.76           42,869      2.07         2.07         0.21         --
 Class Y......................     5.10           23,616      0.87         0.87         1.42         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.22%, 2.03%, 1.89% and 0.74% for classes A, B, C and Y, respectively.
(k)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 12.47% and 11.72% for classes A and C, respectively. The net asset value impact of the Payment from Affiliate was $0.01 and $0.01 for classes A and C, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD EQUITY INCOME FUND
 For the Year Ended October 31, 2004
 Class A......................   $10.37       $ 0.21        $ 0.90        $(0.20)         $@@             $--         $11.28
 Class B......................    10.36         0.13          0.89         (0.12)         @@              --           11.26
 Class C......................    10.36         0.15          0.89         (0.13)         @@              --           11.27
 Class Y......................    10.39         0.24          0.95         (0.25)         @@              --           11.33
 From inception August 28, 2003, through October 31, 2003
 Class A......................    10.00         0.02          0.35            --          --              --           10.37
 Class B......................    10.00         0.01          0.35            --          --              --           10.36
 Class C......................    10.00         0.01          0.35            --          --              --           10.36
 Class Y......................    10.00         0.04          0.35            --          --              --           10.39
THE HARTFORD FOCUS FUND
 For the Year Ended October 31, 2004
 Class A......................     8.94        (0.02)         0.22            --          --              --            9.14
 Class B......................     8.79        (0.10)         0.23            --          --              --            8.92
 Class C......................     8.78        (0.09)         0.23            --          --              --            8.92
 Class Y......................     9.04         0.03          0.21            --          --              --            9.28
 For the Year Ended October 31, 2003
 Class A......................     7.32        (0.02)         1.64            --          --              --            8.94
 Class B......................     7.25        (0.08)         1.62            --          --              --            8.79
 Class C......................     7.24        (0.08)         1.62            --          --              --            8.78
 Class Y......................     7.37         0.01          1.66            --          --              --            9.04
 For the Year Ended October 31, 2002(g)
 Class A......................     8.82        (0.05)        (1.45)           --          --              --            7.32
 Class B......................     8.79        (0.12)        (1.42)           --          --              --            7.25
 Class C......................     8.79        (0.12)        (1.43)           --          --              --            7.24
 Class Y......................     8.83           --         (1.46)           --          --              --            7.37
 From inception May 24, 2001, through October 31, 2001
 Class A......................    10.00        (0.01)        (1.17)           --          --              --            8.82
 Class B......................    10.00        (0.03)        (1.18)           --          --              --            8.79
 Class C......................    10.00        (0.04)        (1.17)           --          --              --            8.79
 Class Y......................    10.00         0.01         (1.18)           --          --              --            8.83

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD EQUITY INCOME FUN
 For the Year Ended October 31
 Class A......................    10.82%     $211,826       1.40%        0.56%(j)     2.26%         22%
 Class B......................     9.93        18,438       2.20         1.37(j)      1.46          --
 Class C......................    10.12        44,043       2.02         1.19(j)      1.64          --
 Class Y......................    11.53           375       0.91         0.11(j)      2.73          --
 From inception August 28, 200
 Class A......................     3.70(d)     26,649       1.53(b)      0.73(b)      1.81(b)        1
 Class B......................     3.60(d)      2,421       2.27(b)      1.47(b)      1.10(b)       --
 Class C......................     3.60(d)      7,639       2.15(b)      1.35(b)      1.23(b)       --
 Class Y......................     3.90(d)        104       0.93(b)      0.13(b)      2.17(b)       --
THE HARTFORD FOCUS FUND
 For the Year Ended October 31
 Class A......................     2.24(l)     67,212       1.62         1.62(k)     (0.25)        104
 Class B......................     1.48(l)     18,610       2.36         2.35(k)     (0.98)         --
 Class C......................     1.59(l)     23,901       2.28         2.28(k)     (0.91)         --
 Class Y......................     2.65           815       1.11         1.11(k)      0.27          --
 For the Year Ended October 31
 Class A......................    22.13        70,002       1.76         1.65        (0.29)        138
 Class B......................    21.24        21,058       2.49         2.35        (1.00)         --
 Class C......................    21.27        27,158       2.36         2.35        (0.99)         --
 Class Y......................    22.66           719       1.17         1.17         0.17          --
 For the Year Ended October 31
 Class A......................   (17.01)       66,432       1.76         1.65        (0.53)        215
 Class B......................   (17.52)       18,862       2.43         2.35        (1.23)         --
 Class C......................   (17.63)       25,847       2.34         2.34        (1.22)         --
 Class Y......................   (16.54)          509       1.14         1.14         0.09          --
 From inception May 24, 2001,
 Class A......................   (11.80)(d)    66,970       1.68(b)      1.63(b)     (0.18)(b)     109
 Class B......................   (12.10)(d)    18,524       2.35(b)      2.35(b)     (0.89)(b)      --
 Class C......................   (12.10)(d)    24,142       2.35(b)      2.35(b)     (0.89)(b)      --
 Class Y......................   (11.70)(d)         9       1.20(b)      1.20(b)      0.25(b)       --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 0.56%, 1.36%, 1.19% and 0.10% for classes A, B, C and Y, respectively.
(k)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.32%, 2.25% and 1.08% for classes A, B, C and Y, respectively.
(l)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 2.21%, 1.48% and 1.53% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for classes A and B and $0.01 for class C.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GLOBAL COMMUNICATIONS FUND
 For the Year Ended October 31, 2004(g)
 Class A......................   $ 4.67       $ 0.06        $ 0.75        $   --          $--             $--         $ 5.48
 Class B......................     4.58         0.02          0.74            --          --              --            5.34
 Class C......................     4.57         0.02          0.74            --          --              --            5.33
 Class Y......................     4.74         0.09          0.77            --          --              --            5.60
 For the Year Ended October 31, 2003
 Class A......................   $ 3.24        (0.01)         1.44            --          --              --            4.67
 Class B......................     3.19        (0.03)         1.42            --          --              --            4.58
 Class C......................     3.19        (0.03)         1.41            --          --              --            4.57
 Class Y......................     3.26         0.01          1.47            --          --              --            4.74
 For the Year Ended October 31, 2002(g)
 Class A......................     4.57           --         (1.33)           --          --              --            3.24
 Class B......................     4.54        (0.04)        (1.31)           --          --              --            3.19
 Class C......................     4.54        (0.04)        (1.31)           --          --              --            3.19
 Class Y......................     4.60           --         (1.34)           --          --              --            3.26
 For the Year Ended October 31, 2001
 Class A......................    10.00        (0.02)        (5.41)           --          --              --            4.57
 Class B......................    10.00        (0.05)        (5.41)           --          --              --            4.54
 Class C......................    10.00        (0.05)        (5.41)           --          --              --            4.54
 Class Y......................    10.00           --         (5.40)           --          --              --            4.60
THE HARTFORD GLOBAL FINANCIAL SERVICES FUND
 For the Year Ended October 31, 2004(g)
 Class A......................     9.71         0.12          0.69         (0.08)         --              --           10.44
 Class B......................     9.55         0.05          0.69         (0.03)         --              --           10.26
 Class C......................     9.55         0.05          0.69         (0.03)         --              --           10.26
 Class Y......................     9.79         0.17          0.71         (0.12)         --              --           10.55
 For the Year Ended October 31, 2003
 Class A......................     8.03         0.07          1.65         (0.04)         --              --            9.71
 Class B......................     7.92         0.02          1.61            --          --              --            9.55
 Class C......................     7.92         0.02          1.61            --          --              --            9.55
 Class Y......................     8.10         0.13          1.64         (0.08)         --              --            9.79
 For the Year Ended October 31, 2002(g)
 Class A......................     9.37         0.04         (1.38)           --          --              --            8.03
 Class B......................     9.30        (0.02)        (1.36)           --          --              --            7.92
 Class C......................     9.30        (0.02)        (1.36)           --          --              --            7.92
 Class Y......................     9.41         0.08         (1.39)           --          --              --            8.10
 For the Year Ended October 31, 2001
 Class A......................    10.00         0.02         (0.65)           --          --              --            9.37
 Class B......................    10.00        (0.03)        (0.67)           --          --              --            9.30
 Class C......................    10.00        (0.03)        (0.67)           --          --              --            9.30
 Class Y......................    10.00         0.07         (0.66)           --          --              --            9.41

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL COMMUNICAT
 For the Year Ended October 31
 Class A......................    17.34%     $ 8,929        1.93%        1.65%(j)     1.08%         85%
 Class B......................    16.59        1,482        3.32         2.35(j)      0.37          --
 Class C......................    16.63        1,306        2.97         2.35(j)      0.43          --
 Class Y......................    18.14          170        1.30         1.20(j)      1.69          --
 For the Year Ended October 31
 Class A......................    44.14        6,419        1.95         1.65        (0.08)        100
 Class B......................    43.57        1,555        2.68         2.35        (0.79)         --
 Class C......................    43.26        1,305        2.55         2.35        (0.77)         --
 Class Y......................    45.40          724        1.35         1.20         0.38          --
 For the Year Ended October 31
 Class A......................   (29.10)       3,506        2.03         1.65        (0.10)         84
 Class B......................   (29.74)         846        2.70         2.35        (0.80)         --
 Class C......................   (29.74)         736        2.57         2.35        (0.78)         --
 Class Y......................   (29.13)         481        1.27         1.20         0.40          --
 For the Year Ended October 31
 Class A......................   (54.30)       4,050        1.73         1.66        (0.42)         84
 Class B......................   (54.60)         832        2.46         2.36        (1.12)         --
 Class C......................   (54.60)         875        2.44         2.36        (1.12)         --
 Class Y......................   (54.00)         460        1.20         1.20         0.03          --
THE HARTFORD GLOBAL FINANCIAL
 For the Year Ended October 31
 Class A......................     8.42       12,910        1.78         1.65(k)      1.17          85
 Class B......................     7.71        3,043        2.80         2.35(k)      0.44          --
 Class C......................     7.71        2,459        2.68         2.35(k)      0.44          --
 Class Y......................     9.06          642        1.27         1.20(k)      1.54          --
 For the Year Ended October 31
 Class A......................    21.48       12,652        1.90         1.65         0.93          93
 Class B......................    20.58        3,681        2.62         2.35         0.22          --
 Class C......................    20.58        3,197        2.50         2.35         0.23          --
 Class Y......................    22.01        1,580        1.31         1.20         1.38          --
 For the Year Ended October 31
 Class A......................   (14.30)       9,739        1.98         1.65         0.51          76
 Class B......................   (14.84)       2,755        2.68         2.35        (0.20)         --
 Class C......................   (14.84)       2,548        2.54         2.35        (0.20)         --
 Class Y......................   (13.92)       1,435        1.25         1.20         0.96          --
 For the Year Ended October 31
 Class A......................    (6.30)       9,946        1.89         1.70         0.25         115
 Class B......................    (7.00)       2,052        2.61         2.40        (0.45)         --
 Class C......................    (7.00)       2,053        2.60         2.40        (0.45)         --
 Class Y......................    (5.90)         941        1.35         1.24         0.70          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33%, 2.33% and 1.17% for classes A, B, C and Y, respectively.
(k)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.33%, 2.33% and 1.18% for classes A, B, C and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GLOBAL HEALTH FUND
 For the Year Ended October 31, 2004
 Class A......................   $13.80       $(0.10)       $ 1.36          $--         $(0.06)           $--         $15.00
 Class B......................    13.43        (0.20)         1.33          --           (0.06)           --           14.50
 Class C......................    13.44        (0.20)         1.32          --           (0.06)           --           14.51
 Class Y......................    14.09        (0.02)         1.40          --           (0.06)           --           15.41
 For the Year Ended October 31, 2003
 Class A......................    11.42        (0.07)         2.75          --           (0.30)           --           13.80
 Class B......................    11.20        (0.15)         2.68          --           (0.30)           --           13.43
 Class C......................    11.21        (0.15)         2.68          --           (0.30)           --           13.44
 Class Y......................    11.61        (0.02)         2.80          --           (0.30)           --           14.09
 For the Year Ended October 31, 2002(g)
 Class A......................    13.47        (0.09)        (1.68)         --           (0.28)           --           11.42
 Class B......................    13.31        (0.18)        (1.65)         --           (0.28)           --           11.20
 Class C......................    13.32        (0.18)        (1.65)         --           (0.28)           --           11.21
 Class Y......................    13.58        (0.02)        (1.67)         --           (0.28)           --           11.61
 For the Year Ended October 31, 2001
 Class A......................    13.86        (0.06)         0.23          --           (0.56)           --           13.47
 Class B......................    13.81        (0.12)         0.18          --           (0.56)           --           13.31
 Class C......................    13.81        (0.13)         0.20          --           (0.56)           --           13.32
 Class Y......................    13.89        (0.01)         0.26          --           (0.56)           --           13.58
 From inception May 1, 2000, through October 31, 2000
 Class A......................    10.00        (0.01)         3.87          --              --            --           13.86
 Class B......................    10.00        (0.04)         3.85          --              --            --           13.81
 Class C......................    10.00        (0.04)         3.85          --              --            --           13.81
 Class Y......................    10.00         0.01          3.88          --              --            --           13.89

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL HEALTH FUN
 For the Year Ended October 31
 Class A......................     9.21%     $170,672       1.81%        1.65%(j)    (0.68)%       41%
 Class B......................     8.49        66,035       2.55         2.35(j)     (1.38)        --
 Class C......................     8.49        61,390       2.37         2.35(j)     (1.38)        --
 Class Y......................     9.88         1,299       1.12         1.12(j)     (0.14)        --
 For the Year Ended October 31
 Class A......................    24.02       126,630       1.76         1.65        (0.62)        37
 Class B......................    23.13        56,378       2.49         2.35        (1.31)        --
 Class C......................    23.11        51,606       2.36         2.35        (1.31)        --
 Class Y......................    24.50         1,095       1.19         1.19        (0.15)        --
 For the Year Ended October 31
 Class A......................   (13.43)      101,881       1.79         1.65        (0.70)        63
 Class B......................   (14.05)       45,659       2.48         2.35        (1.40)        --
 Class C......................   (14.08)       43,042       2.35         2.35        (1.40)        --
 Class Y......................   (12.68)          881       1.17         1.17        (0.22)        --
 For the Year Ended October 31
 Class A......................     1.18        98,971       1.67         1.62        (0.61)        58
 Class B......................     0.36        42,578       2.36         2.35        (1.33)        --
 Class C......................     0.43        44,306       2.33         2.33        (1.31)        --
 Class Y......................     1.78         4,340       1.12         1.12        (0.11)        --
 From inception May 1, 2000, t
 Class A......................    38.74(d)     44,917       1.72(b)      1.65(b)     (0.33)(b)     92
 Class B......................    38.24(d)     20,574       2.43(b)      2.35(b)     (1.03)(b)     --
 Class C......................    38.24(d)     26,830       2.40(b)      2.35(b)     (1.03)(b)     --
 Class Y......................    39.04(d)      2,507       1.20(b)      1.20(b)      0.12(b)      --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.63%, 2.34%, 2.34% and 1.10% for classes A, B, C and Y, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GLOBAL LEADERS FUND
 For the Year Ended October 31, 2004
 Class A......................   $13.96       $(0.06)       $ 2.59          $--         $   --          $   --        $16.49
 Class B......................    13.45        (0.17)         2.49          --              --              --         15.77
 Class C......................    13.49        (0.15)         2.50          --              --              --         15.84
 Class Y......................    14.34         0.03          2.69          --              --              --         17.06
 For the Year Ended October 31, 2003
 Class A......................    11.21        (0.03)         2.78          --              --              --         13.96
 Class B......................    10.88        (0.12)         2.69          --              --              --         13.45
 Class C......................    10.90        (0.11)         2.70          --              --              --         13.49
 Class Y......................    11.45         0.03          2.86          --              --              --         14.34
 For the Year Ended October 31, 2002(g)
 Class A......................    12.83         0.02         (1.64)         --              --              --         11.21
 Class B......................    12.54        (0.07)        (1.59)         --              --              --         10.88
 Class C......................    12.55        (0.06)        (1.59)         --              --              --         10.90
 Class Y......................    13.03         0.05         (1.63)         --              --              --         11.45
 For the Year Ended October 31, 2001
 Class A......................    17.55         0.01         (4.54)         --           (0.18)          (0.01)        12.83
 Class B......................    17.29        (0.08)        (4.48)         --           (0.18)          (0.01)        12.54
 Class C......................    17.30        (0.10)        (4.46)         --           (0.18)          (0.01)        12.55
 Class Y......................    17.73         0.08         (4.59)         --           (0.18)          (0.01)        13.03
 For the Ten Months Ended October 31, 2000
 Class A......................    18.56           --         (0.92)         --           (0.09)             --         17.55
 Class B......................    18.40        (0.06)        (0.96)         --           (0.09)             --         17.29
 Class C......................    18.40        (0.06)        (0.95)         --           (0.09)             --         17.30
 Class Y......................    18.68         0.03         (0.89)         --           (0.09)             --         17.73
 For the Year Ended December 31, 1999
 Class A......................    12.67           --          6.01          --           (0.12)             --         18.56
 Class B......................    12.65        (0.02)         5.89          --           (0.12)             --         18.40
 Class C......................    12.65        (0.02)         5.89          --           (0.12)             --         18.40
 Class Y......................    12.69         0.03          6.08          --           (0.12)             --         18.68

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL LEADERS FU
 For the Year Ended October 31
 Class A......................    18.12%     $466,013       1.62%        1.62%(j)    (0.36)%       271%
 Class B......................    17.25        90,179       2.52         2.35(j)     (1.09)         --
 Class C......................    17.42        87,518       2.24         2.24(j)     (0.98)         --
 Class Y......................    18.97        58,791       0.93         0.93(j)      0.31          --
 For the Year Ended October 31
 Class A......................    24.53       464,610       1.62         1.61        (0.29)        320
 Class B......................    23.62        78,923       2.36         2.35        (1.01)         --
 Class C......................    23.76        78,303       2.23         2.23        (0.89)         --
 Class Y......................    25.24        19,043       1.00         1.00         0.28          --
 For the Year Ended October 31
 Class A......................   (12.63)      354,407       1.66         1.61         0.24         323
 Class B......................   (13.24)       70,280       2.33         2.33        (0.48)         --
 Class C......................   (13.15)       75,174       2.21         2.21        (0.36)         --
 Class Y......................   (12.13)        6,167       1.00         1.00         0.84          --
 For the Year Ended October 31
 Class A......................   (26.07)      247,094       1.53         1.48         0.08         382
 Class B......................   (26.64)       62,973       2.23         2.23        (0.66)         --
 Class C......................   (26.62)      103,574       2.19         2.19        (0.63)         --
 Class Y......................   (25.68)        7,908       0.98         0.98         0.58          --
 For the Ten Months Ended Octo
 Class A......................    (4.98)(d)   255,959       1.53(b)      1.48(b)     (0.06)(b)     290
 Class B......................    (5.56)(d)    75,702       2.22(b)      2.22(b)     (0.80)(b)      --
 Class C......................    (5.51)(d)   142,549       2.19(b)      2.19(b)     (0.77)(b)      --
 Class Y......................    (4.62)(d)    10,001       1.01(b)      1.01(b)      0.41(b)       --
 For the Year Ended December 3
 Class A......................    47.68        84,632       1.62         1.57        (0.15)        204
 Class B......................    46.64        24,588       2.29         2.29        (0.86)         --
 Class C......................    46.64        43,012       2.33         2.33        (0.89)         --
 Class Y......................    48.39         4,423       1.10         1.10         0.32          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.53%, 2.26%, 2.15% and 0.84% for classes A, B, C and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GLOBAL TECHNOLOGY FUND
 For the Year Ended October 31, 2004
 Class A......................   $ 4.68       $(0.07)       $(0.19)         $--         $   --            $--         $ 4.42
 Class B......................     4.56        (0.10)        (0.18)         --              --            --            4.28
 Class C......................     4.56        (0.11)        (0.17)         --              --            --            4.28
 Class Y......................     4.75        (0.04)        (0.20)         --              --            --            4.51
 For the Year Ended October 31, 2003
 Class A......................     2.98        (0.04)         1.74          --              --            --            4.68
 Class B......................     2.92        (0.06)         1.70          --              --            --            4.56
 Class C......................     2.92        (0.06)         1.70          --              --            --            4.56
 Class Y......................     3.01        (0.03)         1.77          --              --            --            4.75
 For the Year Ended October 31, 2002(g)
 Class A......................     4.01        (0.12)        (0.91)         --              --            --            2.98
 Class B......................     3.96        (0.18)        (0.86)         --              --            --            2.92
 Class C......................     3.97        (0.19)        (0.86)         --              --            --            2.92
 Class Y......................     4.04        (0.14)        (0.89)         --              --            --            3.01
 For the Year Ended October 31, 2001
 Class A......................     8.72        (0.08)        (4.55)         --           (0.08)           --            4.01
 Class B......................     8.68        (0.11)        (4.53)         --           (0.08)           --            3.96
 Class C......................     8.68        (0.11)        (4.52)         --           (0.08)           --            3.97
 Class Y......................     8.73        (0.04)        (4.57)         --           (0.08)           --            4.04
 From inception May 1, 2000, through October 31, 2000
 Class A......................    10.00        (0.05)        (1.23)         --              --            --            8.72
 Class B......................    10.00        (0.07)        (1.25)         --              --            --            8.68
 Class C......................    10.00        (0.06)        (1.26)         --              --            --            8.68
 Class Y......................    10.00        (0.02)        (1.25)         --              --            --            8.73
THE HARTFORD GROWTH ALLOCATION FUND
 From (commencement of operations) May 28, 2004, through October 31, 2004
 Class A......................    10.00           --          0.36          --              --            --           10.36
 Class B......................    10.00        (0.01)         0.35          --              --            --           10.34
 Class C......................    10.00        (0.01)         0.34          --              --            --           10.33

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GLOBAL TECHNOLOGY
 For the Year Ended October 31
 Class A......................    (5.56)%    $31,418        2.14%        1.65%(j)    (1.37)%      165%
 Class B......................    (6.14)      12,978        2.96         2.35(j)     (2.07)         --
 Class C......................    (6.14)      13,891        2.62         2.35(j)     (2.07)         --
 Class Y......................    (5.05)       1,186        1.15         1.15(j)     (0.85)         --
 For the Year Ended October 31
 Class A......................    57.05       32,388        1.77         1.65        (1.28)        163
 Class B......................    56.16       13,991        2.50         2.35        (1.98)         --
 Class C......................    56.16       16,513        2.37         2.35        (1.99)         --
 Class Y......................    57.81          886        1.18         1.18        (0.82)         --
 For the Year Ended October 31
 Class A......................   (25.69)      18,321        1.86         1.65        (1.44)        174
 Class B......................   (26.26)       8,170        2.54         2.35        (2.14)         --
 Class C......................   (26.45)       9,560        2.39         2.35        (2.15)         --
 Class Y......................   (25.50)         512        1.15         1.15        (0.97)         --
 For the Year Ended October 31
 Class A......................   (53.56)      24,824        1.71         1.66        (1.24)        253
 Class B......................   (53.93)      10,962        2.43         2.36        (1.94)         --
 Class C......................   (53.81)      15,581        2.37         2.36        (1.94)         --
 Class Y......................   (53.27)       4,602        1.13         1.13        (0.71)         --
 From inception May 1, 2000, t
 Class A......................   (14.26)(d)   33,221        1.77(b)      1.66(b)     (1.37)(b)     104
 Class B......................   (14.65)(d)   15,676        2.46(b)      2.35(b)     (2.07)(b)      --
 Class C......................   (14.65)(d)   21,615        2.43(b)      2.35(b)     (2.07)(b)      --
 Class Y......................   (14.16)(d)    4,677        1.32(b)      1.20(b)     (0.92)(b)      --
THE HARTFORD GROWTH ALLOCATION
 From (commencement of operati
 Class A......................     3.60(d)    43,279        0.72(b)(k)    0.63(b)(k)    0.13(b)     @@
 Class B......................     3.40(d)    14,177        1.52(b)(k)    1.28(b)(k)   (0.53)(b)     --
 Class C......................     3.30(d)    21,221        1.44(b)(k)    1.28(b)(k)   (0.52)(b)     --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30%, 2.30% and 1.09% for classes A, B, C and Y, respectively.
(k)Expense ratios do not include expenses of the underlying funds.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October 31, 2004
 Class A......................   $15.19       $(0.08)       $ 1.08          $--         $   --            $--         $16.19
 Class B......................    13.70        (0.15)         0.94          --              --            --           14.49
 Class C......................    13.70        (0.12)         0.92          --              --            --           14.50
 Class H......................    13.74        (0.20)         1.05          --              --            --           14.59
 Class L......................    15.26        (0.08)         1.14          --              --            --           16.32
 Class M......................    13.72        (0.19)         1.04          --              --            --           14.57
 Class N......................    13.72        (0.19)         1.04          --              --            --           14.57
 Class Y......................    15.31           --          1.11          --              --            --           16.42
 For the Year Ended October 31, 2003
 Class A......................    11.90        (0.03)         3.32          --              --            --           15.19
 Class B......................    10.80        (0.07)         2.97          --              --            --           13.70
 Class C......................    10.80        (0.07)         2.97          --              --            --           13.70
 Class H......................    10.81        (0.14)         3.07          --              --            --           13.74
 Class L......................    11.91        (0.05)         3.40          --              --            --           15.26
 Class M......................    10.80        (0.14)         3.06          --              --            --           13.72
 Class N......................    10.80        (0.14)         3.06          --              --            --           13.72
 Class Y......................    11.94        (0.03)         3.40          --              --            --           15.31
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    14.57        (0.02)        (2.65)         --              --            --           11.90
 Class B......................    13.28        (0.04)        (2.44)         --              --            --           10.80
 Class C......................    13.28        (0.04)        (2.44)         --              --            --           10.80
 Class Y......................    14.57           --         (2.63)         --              --            --           11.94
 For the Year Ended October 31, 2002
 Class H......................    13.02        (0.23)        (1.98)         --              --            --           10.81
 Class L......................    14.23        (0.03)        (2.29)         --              --            --           11.91
 Class M......................    13.00        (0.16)        (2.04)         --              --            --           10.80
 Class N......................    13.00        (0.26)        (1.94)         --              --            --           10.80
 For the Two-Month Period Ended October 31, 2001
 Class H......................    13.83        (0.03)        (0.78)         --              --            --           13.02
 Class L......................    15.09        (0.01)        (0.85)         --              --            --           14.23
 Class M......................    13.81        (0.03)        (0.78)         --              --            --           13.00
 Class N......................    13.81        (0.03)        (0.78)         --              --            --           13.00
 For the Year Ended August 31, 2001
 Class H......................    22.30        (0.21)        (4.94)         --           (3.32)           --           13.83
 Class L......................    23.85        (0.05)        (5.39)         --           (3.32)           --           15.09
 Class M......................    22.27        (0.21)        (4.93)         --           (3.32)           --           13.81
 Class N......................    22.27        (0.21)        (4.93)         --           (3.32)           --           13.81
 For the Year Ended August 31, 2000
 Class H......................    21.78        (0.62)         6.49          --           (5.35)           --           22.30
 Class L......................    22.81        (0.08)         6.47          --           (5.35)           --           23.85
 Class M......................    21.77        (0.62)         6.47          --           (5.35)           --           22.27
 Class N......................    21.76        (0.62)         6.48          --           (5.35)           --           22.27

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GROWTH FUND
 For the Year Ended October 31
 Class A......................     6.58%     $384,160       1.55%        1.45%(j)    (0.84)%        66%
 Class B......................     5.77        32,440       2.33         2.15(j)     (1.54)         --
 Class C......................     5.84        47,575       2.07         2.07(j)     (1.45)         --
 Class H......................     6.19        23,527       1.83         1.83(j)     (1.23)         --
 Class L......................     6.95       310,084       1.08         1.08(j)     (0.48)         --
 Class M......................     6.20        21,522       1.83         1.83(j)     (1.23)         --
 Class N......................     6.20         4,356       1.83         1.83(j)     (1.23)         --
 Class Y......................     7.25        11,926       0.87         0.87(j)     (0.18)         --
 For the Year Ended October 31
 Class A......................    27.65        72,186       1.52         1.45        (0.65)        129
 Class B......................    26.85        11,552       2.26         2.12        (1.35)         --
 Class C......................    26.85        11,896       2.15         2.15        (1.36)         --
 Class H......................    27.10        27,032       1.90         1.90        (1.09)         --
 Class L......................    28.13       316,451       1.15         1.15        (0.34)         --
 Class M......................    27.04        23,523       1.90         1.90        (1.09)         --
 Class N......................    27.04         4,499       1.90         1.90        (1.09)         --
 Class Y......................    28.22             1       0.96         0.96        (0.17)         --
 For the Period February 19, 2
 Class A......................   (18.33)(d)     5,970       1.65(b)      1.45(b)     (0.44)(b)     107
 Class B......................   (18.67)(d)     1,698       2.32(b)      2.15(b)     (1.10)(b)      --
 Class C......................   (18.68)(d)     1,480       2.18(b)      2.15(b)     (1.13)(b)      --
 Class Y......................   (18.05)(d)         1       0.90(b)      0.90(b)     (0.01)(b)      --
 For the Year Ended October 31
 Class H......................   (16.95)       26,002       1.89         1.89        (1.03)        107
 Class L......................   (16.28)      274,683       1.14         1.14        (0.28)         --
 Class M......................   (16.90)       21,478       1.89         1.89        (1.03)         --
 Class N......................   (16.90)        4,340       1.89         1.89        (1.03)         --
 For the Two-Month Period Ende
 Class H......................    (5.86)(d)    37,750       1.86(b)      1.86(b)     (1.09)(b)      13
 Class L......................    (5.70)(d)   385,620       1.11(b)      1.11(b)     (0.34)(b)      --
 Class M......................    (5.87)(d)    28,112       1.86(b)      1.86(b)     (1.09)(b)      --
 Class N......................    (5.87)(d)     6,911       1.86(b)      1.86(b)     (1.09)(b)      --
 For the Year Ended August 31,
 Class H......................   (25.59)       40,645       1.83         1.83        (0.91)        161
 Class L......................   (25.08)      416,544       1.08         1.08        (0.16)         --
 Class M......................   (25.58)       29,777       1.83         1.83        (0.91)         --
 Class N......................   (25.58)        7,557       1.83         1.83        (0.91)         --
 For the Year Ended August 31,
 Class H......................    31.68        56,771       1.82         1.82        (1.04)        165
 Class L......................    32.70       615,473       1.07         1.07        (0.29)         --
 Class M......................    31.59        38,264       1.82         1.82        (1.04)         --
 Class N......................    31.66        10,932       1.82         1.82        (1.04)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13%, 2.05%, 1.80%, 1.05%, 1.80%, 1.80% and 0.85% for classes A, B, C, H, L, M, N and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD GROWTH OPPORTUNITIES FUND
 For the Year Ended October 31, 2004
 Class A......................   $21.25       $(0.17)       $ 2.41          $--         $   --            $--         $23.49
 Class B......................    18.91        (0.26)         2.12          --              --            --           20.77
 Class C......................    18.91        (0.28)         2.14          --              --            --           20.77
 Class H......................    18.99        (0.31)         2.24          --              --            --           20.92
 Class L......................    21.36        (0.14)         2.49          --              --            --           23.71
 Class M......................    18.97        (0.30)         2.22          --              --            --           20.89
 Class N......................    18.97        (0.28)         2.20          --              --            --           20.89
 Class Y......................    21.42        (0.01)         2.41          --              --            --           23.82
 Class Z......................    22.17        (0.08)         2.57          --              --            --           24.66
 For the Year Ended October 31, 2003
 Class A......................    15.31        (0.07)         6.01          --              --            --           21.25
 Class B......................    13.71        (0.12)         5.32          --              --            --           18.91
 Class C......................    13.70        (0.09)         5.30          --              --            --           18.91
 Class H......................    13.73        (0.22)         5.48          --              --            --           18.99
 Class L......................    15.33        (0.10)         6.13          --              --            --           21.36
 Class M......................    13.71        (0.22)         5.48          --              --            --           18.97
 Class N......................    13.71        (0.22)         5.48          --              --            --           18.97
 Class Y......................    15.35        (0.07)         6.14          --              --            --           21.42
 Class Z......................    15.87        (0.06)         6.36          --              --            --           22.17
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    19.80        (0.06)        (4.43)         --              --            --           15.31
 Class B......................    17.80        (0.10)        (3.99)         --              --            --           13.71
 Class C......................    17.80        (0.09)        (4.01)         --              --            --           13.70
 Class Y......................    19.80        (0.06)        (4.39)         --              --            --           15.35
 For the Year Ended October 31, 2002
 Class H......................    17.36        (0.32)        (3.10)         --           (0.21)           --           13.73
 Class L......................    19.21        (0.13)        (3.54)         --           (0.21)           --           15.33
 Class M......................    17.33        (0.28)        (3.13)         --           (0.21)           --           13.71
 Class N......................    17.34        (0.34)        (3.08)         --           (0.21)           --           13.71
 Class Z......................    19.77         0.72         (4.41)         --           (0.21)           --           15.87
 For the Two-Month Period Ended October 31, 2001
 Class H......................    19.55        (0.11)        (2.08)         --              --            --           17.36
 Class L......................    21.62        (0.11)        (2.30)         --              --            --           19.21
 Class M......................    19.53        (0.12)        (2.08)         --              --            --           17.33
 Class N......................    19.53        (0.11)        (2.08)         --              --            --           17.34
 Class Z......................    22.24        (0.10)        (2.37)         --              --            --           19.77
 For the Year Ended August 31, 2001
 Class H......................    42.35        (0.70)       (13.55)         --           (8.55)           --           19.55
 Class L......................    45.45        (0.30)       (14.98)         --           (8.55)           --           21.62
 Class M......................    42.31        (0.70)       (13.53)         --           (8.55)           --           19.53
 Class N......................    42.32        (0.71)       (13.53)         --           (8.55)           --           19.53
 Class Z......................    46.35        (0.15)       (15.41)         --           (8.55)           --           22.24
 For the Year Ended August 31, 2000
 Class H......................    29.28        (0.30)        20.22          --           (6.85)           --           42.35
 Class L......................    30.80        (0.20)        21.70          --           (6.85)           --           45.45
 Class M......................    29.26        (0.30)        20.20          --           (6.85)           --           42.31
 Class N......................    29.26        (0.30)        20.21          --           (6.85)           --           42.32
 Class Z......................    31.23        (0.16)        22.13          --           (6.85)           --           46.35

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD GROWTH OPPORTUNIT
 For the Year Ended October 31
 Class A......................    10.54%    $   54,652      1.52%        1.45%(j)    (0.94)%       130%
 Class B......................     9.84         11,518      2.45         2.15(j)     (1.64)         --
 Class C......................     9.84         11,899      2.11         2.11(j)     (1.61)         --
 Class H......................    10.16         39,300      1.83         1.83(j)     (1.33)         --
 Class L......................    11.00        518,009      1.08         1.08(j)     (0.58)         --
 Class M......................    10.12         22,404      1.83         1.83(j)     (1.33)         --
 Class N......................    10.12          4,955      1.83         1.83(j)     (1.33)         --
 Class Y......................    11.20          4,792      0.82         0.82(j)     (0.33)         --
 Class Z......................    11.23         33,195      0.83         0.83(j)     (0.33)         --
 For the Year Ended October 31
 Class A......................    38.80         17,149      1.49         1.45        (0.88)        158
 Class B......................    37.93          4,470      2.22         2.15        (1.58)         --
 Class C......................    38.03          5,238      2.10         2.10        (1.54)         --
 Class H......................    38.31         45,121      1.85         1.85        (1.31)         --
 Class L......................    39.34        517,892      1.10         1.10        (0.56)         --
 Class M......................    38.36         24,361      1.85         1.85        (1.31)         --
 Class N......................    38.36          4,773      1.85         1.85        (1.31)         --
 Class Y......................    39.54              1      0.91         0.91        (0.38)         --
 Class Z......................    39.70         32,485      0.85         0.85        (0.31)         --
 For the Period February 19, 2
 Class A......................   (22.68)(d)      3,338      1.62(b)      1.45(b)     (0.92)(b)     182
 Class B......................   (22.99)(d)        777      2.30(b)      2.15(b)     (1.60)(b)      --
 Class C......................   (23.05)(d)        892      2.09(b)      2.09(b)     (1.56)(b)      --
 Class Y......................   (22.47)(d)          1      0.89(b)      0.89(b)     (0.44)(b)      --
 For the Year Ended October 31
 Class H......................   (19.99)        39,151      1.85         1.85        (1.42)        182
 Class L......................   (19.36)       412,454      1.10         1.10        (0.67)         --
 Class M......................   (19.97)        20,163      1.85         1.85        (1.42)         --
 Class N......................   (20.01)         4,172      1.85         1.85        (1.42)         --
 Class Z......................   (18.90)        26,842      0.84         0.84        (0.43)         --
 For the Two-Month Period Ende
 Class H......................   (11.20)(d)     54,539      1.83(b)      1.83(b)     (1.27)(b)      28
 Class L......................   (11.15)(d)    593,267      1.08(b)      1.08(b)     (0.52)(b)      --
 Class M......................   (11.26)(d)     27,013      1.83(b)      1.83(b)     (1.27)(b)      --
 Class N......................   (11.21)(d)      6,131      1.83(b)      1.83(b)     (1.27)(b)      --
 Class Z......................   (11.11)(d)     94,961      0.83(b)      0.83(b)     (0.27)(b)      --
 For the Year Ended August 31,
 Class H......................   (38.91)        61,764      1.79         1.79        (1.15)        198
 Class L......................   (38.44)       681,941      1.04         1.04        (0.40)         --
 Class M......................   (38.90)        30,268      1.79         1.79        (1.15)         --
 Class N......................   (38.92)         6,866      1.79         1.79        (1.15)         --
 Class Z......................   (38.26)       110,221      0.79         0.79        (0.15)         --
 For the Year Ended August 31,
 Class H......................    80.72         97,410      1.79         1.79        (1.29)        140
 Class L......................    82.06      1,203,376      1.04         1.04        (0.54)         --
 Class M......................    80.70         43,250      1.79         1.79        (1.29)         --
 Class N......................    80.74         10,352      1.79         1.79        (1.29)         --
 Class Z......................    82.51        231,410      0.79         0.79        (0.29)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10%, 2.06%, 1.78%, 1.03%, 1.78%, 1.78%, 0.77%% and 0.78% for classes A, B, C, H, L, M, N,
   Y and Z, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October 31, 2004(g)
 Class A......................   $ 7.94       $0.48         $ 0.23        $(0.47)        $  --           $  --         $8.18
 Class B......................     7.93        0.43           0.22         (0.41)           --              --          8.17
 Class C......................     7.93        0.44           0.22         (0.42)           --              --          8.17
 Class Y......................     7.94        0.39           0.36         (0.52)           --              --          8.17
 For the Year Ended October 31, 2003(g)
 Class A......................     6.73        0.60           1.26         (0.65)           --              --          7.94
 Class B......................     6.72        0.57           1.24         (0.60)           --              --          7.93
 Class C......................     6.72        0.55           1.26         (0.60)           --              --          7.93
 Class Y......................     6.73        0.65           1.24         (0.68)           --              --          7.94
 For the Year Ended October 31, 2002(g)
 Class A......................     8.45        0.82          (1.78)        (0.76)           --              --          6.73
 Class B......................     8.43        0.80          (1.81)        (0.70)           --              --          6.72
 Class C......................     8.43        0.72          (1.73)        (0.70)           --              --          6.72
 Class Y......................     8.48        0.34          (1.30)        (0.79)           --              --          6.73
 For the Year Ended October 31, 2001
 Class A......................     9.06        0.78          (0.61)        (0.78)           --              --          8.45
 Class B......................     9.05        0.72          (0.62)        (0.72)           --              --          8.43
 Class C......................     9.05        0.72          (0.62)        (0.72)           --              --          8.43
 Class Y......................     9.10        0.83          (0.63)        (0.82)           --              --          8.48
 For the Ten Months Ended October 31, 2000
 Class A......................     9.75        0.66          (0.69)        (0.66)           --              --          9.06
 Class B......................     9.74        0.62          (0.71)        (0.60)           --              --          9.05
 Class C......................     9.74        0.61          (0.70)        (0.60)           --              --          9.05
 Class Y......................     9.78        0.69          (0.69)        (0.68)           --              --          9.10
 For the Year Ended December 31, 1999
 Class A......................    10.15        0.75          (0.40)        (0.75)           --              --          9.75
 Class B......................    10.14        0.68          (0.40)        (0.68)           --              --          9.74
 Class C......................    10.14        0.68          (0.40)        (0.68)           --              --          9.74
 Class Y......................    10.16        0.78          (0.39)        (0.77)           --              --          9.78

                                     -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ---------------------------------------------------------------------------
                                                            RATIO OF     RATIO OF     RATIO OF
                                                            EXPENSES     EXPENSES       NET
                                              NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                              AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL         PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)      (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------     ----------   ----------   ----------   ----------   ---------
THE HARTFORD HIGH YIELD FUND
 For the Year Ended October 31
 Class A......................     9.26%(j)    $247,364       1.35%        1.35%        6.03%        86%
 Class B......................     8.45(j)       63,972       2.07         2.07         5.32         --
 Class C......................     8.54(j)       71,673       1.98         1.98         5.40         --
 Class Y......................     9.72          16,410       0.84         0.84         6.13         --
 For the Year Ended October 31
 Class A......................    28.69         213,377       1.49         1.40         7.98         54
 Class B......................    27.83          72,293       2.23         2.10         7.39         --
 Class C......................    27.84          77,968       2.10         2.10         7.31         --
 Class Y......................    29.27               1       1.69         0.95         8.70         --
 For the Year Ended October 31
 Class A......................   (12.16)         95,760       1.55         1.40         9.48         22
 Class B......................   (12.70)         44,359       2.24         2.10         8.78         --
 Class C......................   (12.65)         40,611       2.10         2.10         8.78         --
 Class Y......................   (12.01)              1       0.84         0.84        10.04         --
 For the Year Ended October 31
 Class A......................     1.80          45,753       1.40         1.35         9.00         63
 Class B......................     0.99          16,922       2.08         2.08         8.28         --
 Class C......................     1.01          27,605       2.08         2.08         8.28         --
 Class Y......................     2.15           4,223       0.88         0.88         9.48         --
 For the Ten Months Ended Octo
 Class A......................    (0.35)(d)      23,214       1.38(b)      1.33(b)      8.55(b)      57
 Class B......................    (0.92)(d)       7,929       2.04(b)      2.04(b)      7.84(b)      --
 Class C......................    (0.90)(d)       9,534       2.04(b)      2.04(b)      7.83(b)      --
 Class Y......................     0.02(d)        2,955       0.89(b)      0.89(b)      8.99(b)      --
 For the Year Ended December 3
 Class A......................     3.47          17,465       1.41         1.36         7.74         53
 Class B......................     2.80           7,436       2.08         2.08         7.03         --
 Class C......................     2.81           8,573       2.09         2.09         7.01         --
 Class Y......................     3.98           2,314       0.90         0.90         8.20         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 9.25%, 8.45% and 8.44% for classes A, B and C, respectively. The net asset value impact was less than $0.01 for classes A and B and $0.01 for class C.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD INCOME ALLOCATION FUND
 From (commencement of operations) May 28, 2004, through October 31, 2004
 Class A......................   $10.00       $ 0.09        $ 0.15        $(0.09)       $   --            $--         $10.15
 Class B......................    10.00         0.07          0.14         (0.07)           --            --           10.14
 Class C......................    10.00         0.07          0.14         (0.07)           --            --           10.14
THE HARTFORD INCOME FUND
 For the Year Ended October 31, 2004
 Class A......................    10.53         0.48          0.22         (0.51)           --            --           10.72
 Class B......................    10.53         0.42          0.21         (0.44)           --            --           10.72
 Class C......................    10.55         0.41          0.22         (0.44)           --            --           10.74
 From inception November 28, 2003, through October 31, 2004
 Class Y......................    10.54         0.48          0.20         (0.50)           --            --           10.72
 From inception October 31, 2002, through October 31, 2003
 Class A......................    10.00         0.52          0.54         (0.53)           --            --           10.53
 Class B......................    10.00         0.44          0.54         (0.45)           --            --           10.53
 Class C......................    10.00         0.44          0.56         (0.45)           --            --           10.55
THE HARTFORD INFLATION PLUS FUND
 For the Year Ended October 31, 2004
 Class A......................    10.63         0.30          0.37         (0.31)        (0.04)           --           10.95
 Class B......................    10.64         0.22          0.37         (0.23)        (0.04)           --           10.96
 Class C......................    10.63         0.23          0.37         (0.23)        (0.04)           --           10.96
 From inception November 28, 2003, through October 31, 2004
 Class Y......................    10.57         0.28          0.44         (0.32)           --            --           10.97
 From inception October 31, 2002, through October 31, 2003
 Class A......................    10.00         0.27          0.62         (0.26)           --            --           10.63
 Class B......................    10.00         0.21          0.63         (0.20)           --            --           10.64
 Class C......................    10.00         0.20          0.63         (0.20)           --            --           10.63
THE HARTFORD INTERNATIONAL CAPITAL APPRECIATION FUND
 For the Year Ended October 31, 2004(g)
 Class A......................     9.62        (0.01)         2.03            --         (0.05)           --           11.59
 Class B......................     9.46        (0.08)         1.99            --         (0.05)           --           11.32
 Class C......................     9.46        (0.08)         1.99            --         (0.05)           --           11.32
 Class Y......................     9.69        (0.01)         2.09            --         (0.05)           --           11.72
 For the Year Ended October 31, 2003
 Class A......................     6.93        (0.02)         2.72         (0.01)           --            --            9.62
 Class B......................     6.86        (0.04)         2.64            --            --            --            9.46
 Class C......................     6.86        (0.04)         2.64            --            --            --            9.46
 Class Y......................     6.98         0.01          2.74         (0.04)           --            --            9.69
 For the Year Ended October 31, 2002(g)
 Class A......................     7.62         0.02         (0.71)           --            --            --            6.93
 Class B......................     7.59        (0.03)        (0.70)           --            --            --            6.86
 Class C......................     7.59        (0.03)        (0.70)           --            --            --            6.86
 Class Y......................     7.63         0.07         (0.72)           --            --            --            6.98
 From inception April 30, 2001, through October 31, 2001
 Class A......................    10.00           --         (2.38)           --            --            --            7.62
 Class B......................    10.00        (0.03)        (2.38)           --            --            --            7.59
 Class C......................    10.00        (0.02)        (2.39)           --            --            --            7.59
 Class Y......................    10.00         0.02         (2.39)           --            --            --            7.63

                                       -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------------
                                                          RATIO OF      RATIO OF          RATIO OF
                                                          EXPENSES      EXPENSES            NET
                                            NET ASSETS   TO AVERAGE    TO AVERAGE        INVESTMENT
                                            AT END OF    NET ASSETS    NET ASSETS          INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE        AFTER           TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS       WAIVERS          NET ASSETS    RATE(E)
                                ---------   ----------   ----------    ----------        ----------   ---------
THE HARTFORD INCOME ALLOCATION
 From (commencement of operati
 Class A......................     2.42%(d)  $ 10,539       0.73%(b)(k)    0.56%(b)(k)      3.21%(b)       3%
 Class B......................     2.08(d)      1,690       1.63(b)(k)    1.26(b)(k)        2.56(b)       --
 Class C......................     2.08(d)      4,880       1.48(b)(k)    1.26(b)(k)        2.59(b)       --
THE HARTFORD INCOME FUND
 For the Year Ended October 31
 Class A......................     6.85        29,580       1.14          1.00              4.60         167
 Class B......................     6.10         5,541       1.95          1.70              3.90          --
 Class C......................     6.09         5,562       1.88          1.70              3.90          --
 From inception November 28, 2
 Class Y......................     6.57(d)         10       0.73(b)       0.70(b)           4.89(b)       --
 From inception October 31, 20
 Class A......................    10.79(d)     15,836       1.54(b)       1.00(b)           5.06(b)      124
 Class B......................    10.01(d)      4,705       2.31(b)       1.70(b)           4.31(b)       --
 Class C......................    10.22(d)      5,050       2.17(b)       1.70(b)           4.28(b)       --
THE HARTFORD INFLATION PLUS FU
 For the Year Ended October 31
 Class A......................     6.39       313,961       1.04          1.00              3.04          81
 Class B......................     5.65       107,964       1.81          1.70              2.21          --
 Class C......................     5.74       319,990       1.76          1.70              2.33          --
 From inception November 28, 2
 Class Y......................     6.89(d)     23,045       0.65(b)       0.65(b)           1.55(b)       --
 From inception October 31, 20
 Class A......................     9.02(d)    142,992       1.34(b)       1.00(b)           2.63(b)       23
 Class B......................     8.41(d)     67,986       2.09(b)       1.70(b)           1.98(b)       --
 Class C......................      8.3(d)    160,253       1.95(b)       1.70(b)           1.97(b)       --
THE HARTFORD INTERNATIONAL CAP
 For the Year Ended October 31
 Class A......................    21.14        50,051       1.91          1.65(j)          (0.10)        200
 Class B......................    20.33         8,968       2.83          2.35(j)          (0.80)         --
 Class C......................    20.33        12,906       2.63          2.35(j)          (0.79)         --
 Class Y......................    21.61        28,775       1.31          1.20(j)          (0.09)         --
 For the Year Ended October 31
 Class A......................    38.95        11,362       2.36          1.65             (0.35)        281
 Class B......................    37.90         2,148       3.08          2.35             (1.04)         --
 Class C......................    37.90         2,285       2.95          2.35             (1.01)         --
 Class Y......................    39.57           292       1.80          1.20              0.16          --
 For the Year Ended October 31
 Class A......................    (9.06)        4,666       2.98          1.65              0.34         330
 Class B......................    (9.62)          813       3.69          2.35             (0.42)         --
 Class C......................    (9.62)          826       3.55          2.35             (0.34)         --
 Class Y......................    (8.52)          209       2.19          1.20              0.79          --
 From inception April 30, 2001
 Class A......................   (23.80)(d)     2,579       2.64(b)       1.65(b)          (0.09)(b)     135
 Class B......................   (24.10)(d)       327       3.35(b)       2.35(b)          (0.79)(b)      --
 Class C......................   (24.10)(d)       316       3.32(b)       2.35(b)          (0.79)(b)      --
 Class Y......................   (23.70)(d)       229       2.10(b)       1.20(b)           0.36(b)       --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.59%, 2.29%, 2.28% and 1.05% for classes A, B, C, and Y, respectively.
(k)Expense ratios do not include expenses of the underlying funds.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD INTERNATIONAL OPPORTUNITIES FUND
 For the Year Ended October 31, 2004
 Class A......................   $ 9.66       $ 0.03        $ 1.54        $(0.01)       $   --            $--         $11.22
 Class B......................     9.22        (0.05)         1.47            --            --            --           10.64
 Class C......................     9.16        (0.05)         1.46            --            --            --           10.57
 Class Y......................     9.91         0.11          1.56         (0.05)           --            --           11.53
 For the Year Ended October 31, 2003
 Class A......................     8.03         0.02          1.61            --            --            --            9.66
 Class B......................     7.71        (0.04)         1.55            --            --            --            9.22
 Class C......................     7.67        (0.04)         1.53            --            --            --            9.16
 Class Y......................     8.19         0.06          1.66            --            --            --            9.91
 For the Year Ended October 31, 2002(g)
 Class A......................     9.33         0.03         (1.33)           --            --            --            8.03
 Class B......................     9.04        (0.08)        (1.25)           --            --            --            7.71
 Class C......................     8.99        (0.05)        (1.27)           --            --            --            7.67
 Class Y......................     9.49         0.02         (1.32)           --            --            --            8.19
 For the Year Ended October 31, 2001
 Class A......................    13.03         0.05         (3.14)           --         (0.61)           --            9.33
 Class B......................    12.74        (0.04)        (3.05)           --         (0.61)           --            9.04
 Class C......................    12.68        (0.03)        (3.05)           --         (0.61)           --            8.99
 Class Y......................    13.19         0.09         (3.18)           --         (0.61)           --            9.49
 For the Ten Months Ended October 31, 2000
 Class A......................    15.43         0.08         (2.42)        (0.01)        (0.05)           --           13.03
 Class B......................    15.17         0.01         (2.39)           --         (0.05)           --           12.74
 Class C......................    15.10         0.07         (2.44)           --         (0.05)           --           12.68
 Class Y......................    15.56         0.12         (2.43)        (0.01)        (0.05)           --           13.19
 For the Year Ended December 31, 1999
 Class A......................    11.89         0.06          4.46         (0.15)        (0.83)           --           15.43
 Class B......................    11.73         0.01          4.32         (0.06)        (0.83)           --           15.17
 Class C......................    11.74(f)     (0.02)(f)      4.33(f)      (0.12)(f)     (0.83)(f)        --           15.10(f)
 Class Y......................    11.97         0.09          4.51         (0.18)        (0.83)           --           15.56

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD INTERNATIONAL OPP
 For the Year Ended October 31
 Class A......................    16.20%     $87,348        1.83%        1.65%(j)     0.33%        143%
 Class B......................    15.40       23,301        2.77         2.35(j)     (0.39)         --
 Class C......................    15.39       15,749        2.48         2.35(j)     (0.38)         --
 Class Y......................    16.87        4,288        1.09         1.08(j)      0.82          --
 For the Year Ended October 31
 Class A......................    20.30       69,153        1.72         1.65         0.25         138
 Class B......................    19.58       20,459        2.45         2.35        (0.46)         --
 Class C......................    19.43       14,790        2.35         2.35        (0.45)         --
 Class Y......................    21.00        6,058        1.13         1.13         0.77          --
 For the Year Ended October 31
 Class A......................   (13.93)      66,775        1.82         1.65         0.34         175
 Class B......................   (14.71)      18,668        2.50         2.35        (0.79)         --
 Class C......................   (14.68)      13,438        2.40         2.35        (0.64)         --
 Class Y......................   (13.70)       4,543        1.13         1.13         0.31          --
 For the Year Ended October 31
 Class A......................   (24.87)      72,326        1.61         1.56         0.47         158
 Class B......................   (25.46)      18,798        2.30         2.30        (0.28)         --
 Class C......................   (25.51)      18,523        2.28         2.28        (0.25)         --
 Class Y......................   (24.56)      17,092        1.06         1.06         0.97          --
 For the Ten Months Ended Octo
 Class A......................   (15.18)(d)   89,309        1.60(b)      1.55(b)      0.64(b)      121
 Class B......................   (15.70)(d)   25,872        2.29(b)      2.29(b)     (0.09)(b)      --
 Class C......................   (15.70)(d)   26,912        2.27(b)      2.27(b)     (0.07)(b)      --
 Class Y......................   (14.91)(d)   22,454        1.06(b)      1.06(b)      1.13(b)       --
 For the Year Ended December 3
 Class A......................    39.13       63,281        1.61         1.56         0.61         128
 Class B......................    38.11       22,835        2.26         2.26        (0.09)         --
 Class C......................    37.98       13,514        2.31         2.31        (0.13)         --
 Class Y......................    39.63       25,403        1.11         1.11         1.07          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30%, 2.30% and 1.03% for classes A, B, C, and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD INTERNATIONAL SMALL COMPANY FUND
 For the Year Ended October 31, 2004
 Class A......................   $12.93       $ 0.07        $ 1.31        $   @@        $(0.87)           $--         $13.44
 Class B......................    12.82         0.02          1.26            --         (0.87)           --           13.23
 Class C......................    12.72         0.03          1.24            --         (0.87)           --           13.12
 Class Y......................    13.02         0.14          1.30         (0.05)        (0.87)           --           13.54
 For the Year Ended October 31, 2003(g)
 Class A......................     8.37         0.07          4.51         (0.02)           --            --           12.93
 Class B......................     8.34         0.01          4.47            --            --            --           12.82
 Class C......................     8.28         0.01          4.43            --            --            --           12.72
 Class Y......................     8.43         0.09          4.56         (0.06)           --            --           13.02
 For the Year Ended October 31, 2002(g)
 Class A......................     8.82         0.03         (0.48)           --            --            --            8.37
 Class B......................     8.81        (0.02)        (0.45)           --            --            --            8.34
 Class C......................     8.78        (0.03)        (0.47)           --            --            --            8.28
 Class Y......................     8.84         0.09         (0.50)           --            --            --            8.43
 From inception April 30, 2001, through October 31, 2001
 Class A......................    10.00         0.04         (1.22)           --            --            --            8.82
 Class B......................    10.00           --         (1.19)           --            --            --            8.81
 Class C......................    10.00         0.01         (1.23)           --            --            --            8.78
 Class Y......................    10.00         0.06         (1.22)           --            --            --            8.84
THE HARTFORD MIDCAP FUND
 For the Year Ended October 31, 2004
 Class A......................    20.58        (0.09)         2.12            --            --            --           22.61
 Class B......................    19.68        (0.25)         2.04            --            --            --           21.47
 Class C......................    19.71        (0.23)         2.04            --            --            --           21.52
 Class Y......................    21.21         0.02          2.20            --            --            --           23.43
 For the Year Ended October 31, 2003
 Class A......................    15.50        (0.08)         5.16            --            --            --           20.58
 Class B......................    14.93        (0.20)         4.95            --            --            --           19.68
 Class C......................    14.94        (0.18)         4.95            --            --            --           19.71
 Class Y......................    15.88           --          5.33            --            --            --           21.21
 For the Year Ended October 31, 2002(g)
 Class A......................    16.57        (0.10)        (0.97)           --            --            --           15.50
 Class B......................    16.07        (0.21)        (0.93)           --            --            --           14.93
 Class C......................    16.08        (0.21)        (0.93)           --            --            --           14.94
 Class Y......................    16.89        (0.02)        (0.99)           --            --            --           15.88
 For the Year Ended October 31, 2001
 Class A......................    22.42        (0.03)        (3.89)           --         (1.93)           --           16.57
 Class B......................    21.96        (0.09)        (3.87)           --         (1.93)           --           16.07
 Class C......................    21.96        (0.12)        (3.83)           --         (1.93)           --           16.08
 Class Y......................    22.72           --         (3.90)           --         (1.93)           --           16.89
 For the Ten Months Ended October 31, 2000
 Class A......................    17.78        (0.03)         5.37            --         (0.70)           --           22.42
 Class B......................    17.54        (0.07)         5.19            --         (0.70)           --           21.96
 Class C......................    17.53        (0.10)         5.23            --         (0.70)           --           21.96
 Class Y......................    17.94        (0.01)         5.49            --         (0.70)           --           22.72
 For the Year Ended December 31, 1999
 Class A......................    12.30        (0.03)         6.08            --         (0.57)           --           17.78
 Class B......................    12.22        (0.03)         5.92            --         (0.57)           --           17.54
 Class C......................    12.21(f)     (0.04)(f)      5.93(f)         --         (0.57)(f)        --           17.53(f)
 Class Y......................    12.35        (0.02)         6.18            --         (0.57)           --           17.94

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD INTERNATIONAL SMA
 For the Year Ended October 31
 Class A......................    11.39%    $   23,934      1.99%        1.65%(j)     0.90%        119%
 Class B......................    10.62          3,726      2.89         2.35(j)      0.15          --
 Class C......................    10.63         10,072      2.60         2.35(j)      0.27          --
 Class Y......................    11.80         42,449      1.41         1.20(j)      1.26          --
 For the Year Ended October 31
 Class A......................    54.76         12,320      2.36         1.65         0.72         166
 Class B......................    53.72          2,237      3.09         2.35         0.03          --
 Class C......................    53.62          3,004      2.96         2.35        (0.03)         --
 Class Y......................    55.47         25,154      1.64         1.20         0.93          --
 For the Year Ended October 31
 Class A......................    (5.10)         4,598      3.09         1.65         0.44         194
 Class B......................    (5.34)           926      3.81         2.35        (0.26)         --
 Class C......................    (5.70)           859      3.53         2.35        (0.26)         --
 Class Y......................    (4.64)           969      1.91         1.20         0.89          --
 From inception April 30, 2001
 Class A......................   (11.80)(d)      2,156      3.46(b)      1.65(b)      0.86(b)      128
 Class B......................   (11.90)(d)        275      4.12(b)      2.35(b)      0.16(b)       --
 Class C......................   (12.20)(d)        425      4.12(b)      2.35(b)      0.16(b)       --
 Class Y......................   (11.60)(d)        265      2.92(b)      1.20(b)      1.31(b)       --
THE HARTFORD MIDCAP FUND
 For the Year Ended October 31
 Class A......................     9.86      1,544,968      1.37         1.37(k)     (0.41)         52
 Class B......................     9.10        438,658      2.11         2.11(k)     (1.15)         --
 Class C......................     9.18        484,268      2.02         2.02(k)     (1.06)         --
 Class Y......................    10.47        104,534      0.85         0.85(k)      0.11          --
 For the Year Ended October 31
 Class A......................    32.77      1,413,021      1.50         1.48        (0.58)         70
 Class B......................    31.82        424,959      2.23         2.20        (1.30)         --
 Class C......................    31.93        477,891      2.10         2.10        (1.21)         --
 Class Y......................    33.56         83,996      0.90         0.90        (0.01)         --
 For the Year Ended October 31
 Class A......................    (6.46)       704,238      1.56         1.45        (0.65)        109
 Class B......................    (7.09)       266,650      2.24         2.15        (1.35)         --
 Class C......................    (7.09)       275,305      2.12         2.12        (1.31)         --
 Class Y......................    (5.98)        27,319      0.92         0.92        (0.08)         --
 For the Year Ended October 31
 Class A......................   (18.94)       612,750      1.43         1.38        (0.53)        116
 Class B......................   (19.58)       265,683      2.11         2.11        (1.28)         --
 Class C......................   (19.53)       285,908      2.09         2.09        (1.24)         --
 Class Y......................   (18.58)        52,576      0.88         0.88        (0.03)         --
 For the Ten Months Ended Octo
 Class A......................    30.50(d)     425,686      1.48(b)      1.43(b)     (0.80)(b)     110
 Class B......................    29.72(d)     185,830      2.15(b)      2.15(b)     (1.52)(b)      --
 Class C......................    29.72(d)     217,965      2.14(b)      2.14(b)     (1.51)(b)      --
 Class Y......................    31.01(d)      62,343      0.96(b)      0.96(b)     (0.33)(b)      --
 For the Year Ended December 3
 Class A......................    50.17        118,194      1.51         1.45        (0.79)        123
 Class B......................    49.10         50,301      2.17         2.15        (1.48)         --
 Class C......................    49.22         48,310      2.22         2.15        (1.48)         --
 Class Y......................    50.87         17,997      0.97         0.97        (0.31)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.60%, 2.30%, 2.29% and 1.15% for classes A, B, C, and Y, respectively.
(k)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.36%, 2.10%, 2.00% and 0.84% for classes A, B, C, and Y, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October 31, 2004(g)
 Class A......................   $11.32       $ (.04)       $ 1.61       $     --        $  --           $  --        $12.89
 Class B......................    11.12         (.13)         1.60             --           --              --         12.59
 Class C......................    11.13         (.13)         1.59             --           --              --         12.59
 Class Y......................    11.46         (.01)         1.66             --           --              --         13.11
 For the Year Ended October 31, 2003(g)
 Class A......................     8.34        (0.03)         3.01             --           --              --         11.32
 Class B......................     8.25        (0.09)         2.96             --           --              --         11.12
 Class C......................     8.25        (0.09)         2.97             --           --              --         11.13
 Class Y......................     8.39         0.02          3.05             --           --              --         11.46
 For the Year Ended October 31, 2002(g)
 Class A......................     8.48        (0.02)        (0.12)            --           --              --          8.34
 Class B......................     8.46        (0.09)        (0.12)            --           --              --          8.25
 Class C......................     8.46        (0.09)        (0.12)            --           --              --          8.25
 Class Y......................     8.50         0.01         (0.12)            --           --              --          8.39
 From inception April 30, 2001, through October 31, 2001
 Class A......................    10.00        (0.01)        (1.51)            --           --              --          8.48
 Class B......................    10.00        (0.02)        (1.52)            --           --              --          8.46
 Class C......................    10.00        (0.02)        (1.52)            --           --              --          8.46
 Class Y......................    10.00        (0.01)        (1.49)            --           --              --          8.50
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October 31, 2004
 Class A......................     1.00        0.003            --         (0.003)          --              --          1.00
 Class B......................     1.00       0.0001            --        (0.0001)          --              --          1.00
 Class C......................     1.00       0.0001            --        (0.0001)          --              --          1.00
 Class Y......................     1.00        0.007            --         (0.007)          --              --          1.00
 For the Year Ended October 31, 2003
 Class A......................     1.00        0.003            --         (0.003)          --              --          1.00
 Class B......................     1.00           --            --             --           --              --          1.00
 Class C......................     1.00           --            --             --           --              --          1.00
 Class Y......................     1.00        0.008            --         (0.008)          --              --          1.00
 For the Year Ended October 31, 2002(g)
 Class A......................     1.00        0.011            --         (0.011)          --              --          1.00
 Class B......................     1.00        0.004            --         (0.004)          --              --          1.00
 Class C......................     1.00        0.004            --         (0.004)          --              --          1.00
 Class Y......................     1.00        0.017            --         (0.017)          --              --          1.00
 For the Year Ended October 31, 2001
 Class A......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class B......................     1.00         0.03            --          (0.03)          --              --          1.00
 Class C......................     1.00         0.03            --          (0.03)          --              --          1.00
 Class Y......................     1.00         0.04            --          (0.04)          --              --          1.00
 For the Ten Months Ended October 31, 2000
 Class A......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class B......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class C......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class Y......................     1.00         0.05            --          (0.05)          --              --          1.00
 For the Year Ended December 31, 1999
 Class A......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class B......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class C......................     1.00         0.04            --          (0.04)          --              --          1.00
 Class Y......................     1.00         0.05            --          (0.05)          --              --          1.00

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD MIDCAP VALUE FUND
 For the Year Ended October 31
 Class A......................    13.87%     $280,173       1.56%        1.45%(j)    (0.34)%        46%
 Class B......................    13.22        60,558       2.36         2.15(j)     (1.04)         --
 Class C......................    13.12        67,132       2.20         2.15(j)     (1.04)         --
 Class Y......................    14.40         2,474       0.90         0.90(j)     (0.12)         --
 For the Year Ended October 31
 Class A......................    35.73       155,614       1.60         1.45        (0.35)         56
 Class B......................    34.79        42,407       2.33         2.15        (1.05)         --
 Class C......................    34.91        49,566       2.20         2.15        (1.05)         --
 Class Y......................    36.59            29       1.03         1.00         0.16          --
 For the Year Ended October 31
 Class A......................    (1.65)       94,532       1.68         1.45        (0.23)         40
 Class B......................    (2.48)       26,556       2.38         2.15        (0.95)         --
 Class C......................    (2.48)       32,274       2.27         2.15        (0.96)         --
 Class Y......................    (1.29)          252       1.02         1.00         0.23          --
 From inception April 30, 2001
 Class A......................   (15.20)(d)    26,812       1.69(b)      1.40(b)     (0.20)(b)      28
 Class B......................   (15.40)(d)     7,158       2.38(b)      2.10(b)     (0.90)(b)      --
 Class C......................   (15.40)(d)     8,975       2.37(b)      2.10(b)     (0.90)(b)      --
 Class Y......................   (15.00)(d)       255       1.11(b)      0.95(b)      0.25(b)       --
THE HARTFORD MONEY MARKET FUND
 For the Year Ended October 31
 Class A......................     0.28       205,442       1.22         1.00         0.27         N/A
 Class B......................     0.01        45,836       1.82         1.25         0.01          --
 Class C......................     0.01        26,626       1.77         1.27         0.01          --
 Class Y......................     0.72         9,698       0.56         0.55         0.96          --
 For the Year Ended October 31
 Class A......................     0.32       246,199       1.28         1.00         0.33         N/A
 Class B......................     0.00        67,732       2.01         1.33(h)      0.01          --
 Class C......................     0.00        29,955       1.89         1.36(h)      0.01          --
 Class Y......................     0.78         1,162       0.68         0.55         0.84          --
 For the Year Ended October 31
 Class A......................     1.09       302,862       1.30         1.00         1.06         N/A
 Class B......................     0.43        99,048       1.96         1.70         0.37          --
 Class C......................     0.42        65,894       1.82         1.70         0.37          --
 Class Y......................     1.72         2,815       0.62         0.55         1.51          --
 For the Year Ended October 31
 Class A......................     4.02        86,748       1.19         1.00         3.63         N/A
 Class B......................     3.31        48,998       1.85         1.70         2.93          --
 Class C......................     3.31        53,873       1.82         1.70         2.93          --
 Class Y......................     4.49        33,309       0.61         0.55         4.08          --
 For the Ten Months Ended Octo
 Class A......................     4.54(d)     43,897       1.20(b)      1.00(b)      5.35(b)      N/A
 Class B......................     3.94(d)     14,974       1.85(b)      1.70(b)      4.65(b)       --
 Class C......................     3.93(d)      6,842       1.85(b)      1.70(b)      4.65(b)       --
 Class Y......................     4.94(d)     18,325       0.65(b)      0.55(b)      5.80(b)       --
 For the Year Ended December 3
 Class A......................     4.32        44,663       1.15         1.00         4.25         N/A
 Class B......................     3.59        25,762       1.81         1.70         3.55          --
 Class C......................     3.59         9,904       1.84         1.70         3.56          --
 Class Y......................     4.80         8,953       0.64         0.55         4.70          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.43%, 2.13%, 2.13% and 0.88% for classes A, B, C, and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD SHORT DURATION FUND
 For the Year Ended October 31, 2004
 Class A......................   $10.14       $ 0.30        $(0.06)       $(0.30)       $   --            $--         $10.08
 Class B......................    10.14         0.23         (0.06)        (0.23)           --            --           10.08
 Class C......................    10.14         0.23         (0.06)        (0.23)           --            --           10.08
 From inception November 28, 2003, through October 31, 2004
 Class Y......................    10.11         0.30         (0.04)        (0.30)           --            --           10.07
 From inception October 31, 2002, through October 31, 2003
 Class A......................    10.00         0.30          0.14         (0.30)           --            --           10.14
 Class B......................    10.00         0.23          0.14         (0.23)           --            --           10.14
 Class C......................    10.00         0.23          0.14         (0.23)           --            --           10.14
THE HARTFORD SMALL COMPANY FUND
 For the Year Ended October 31, 2004
 Class A......................    14.28        (0.18)         0.99            --            --            --           15.09
 Class B......................    13.51        (0.27)         0.93            --            --            --           14.17
 Class C......................    13.52        (0.28)         0.95            --            --            --           14.19
 Class Y......................    14.83        (0.06)         0.97            --            --            --           15.74
 For the Year Ended October 31, 2003
 Class A......................     9.93        (0.13)         4.48            --            --            --           14.28
 Class B......................     9.46        (0.20)         4.25            --            --            --           13.51
 Class C......................     9.47        (0.20)         4.25            --            --            --           13.52
 Class Y......................    10.27        (0.09)         4.65            --            --            --           14.83
 For the Year Ended October 31, 2002(g)
 Class A......................    12.00        (0.12)        (1.95)           --            --            --            9.93
 Class B......................    11.52        (0.20)        (1.86)           --            --            --            9.46
 Class C......................    11.53        (0.20)        (1.86)           --            --            --            9.47
 Class Y......................    12.35        (0.06)        (2.02)           --            --            --           10.27
 For the Year Ended October 31, 2001
 Class A......................    18.08        (0.08)        (5.41)           --         (0.59)           --           12.00
 Class B......................    17.49        (0.16)        (5.22)           --         (0.59)           --           11.52
 Class C......................    17.51        (0.19)        (5.20)           --         (0.59)           --           11.53
 Class Y......................    18.50        (0.02)        (5.54)           --         (0.59)           --           12.35
 For the Ten Months Ended October 31, 2000
 Class A......................    20.48        (0.04)        (1.47)           --         (0.89)           --           18.08
 Class B......................    19.96        (0.11)        (1.47)           --         (0.89)           --           17.49
 Class C......................    19.97        (0.12)        (1.45)           --         (0.89)           --           17.51
 Class Y......................    20.84        (0.02)        (1.43)           --         (0.89)           --           18.50
 For the Year Ended December 31, 1999
 Class A......................    13.31        (0.05)         8.52            --         (1.30)           --           20.48
 Class B......................    13.09        (0.09)         8.26            --         (1.30)           --           19.96
 Class C......................    13.09(f)     (0.08)(f)      8.26(f)         --         (1.30)(f)        --           19.97(f)
 Class Y......................    13.47        (0.03)         8.70            --         (1.30)           --           20.84

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD SHORT DURATION FU
 For the Year Ended October 31
 Class A......................     2.40%     $ 39,148       1.06%        0.95%        2.95%        108%
 Class B......................     1.68        12,267       1.84         1.65         2.26          --
 Class C......................     1.68        34,949       1.76         1.65         2.26          --
 From inception November 28, 2
 Class Y......................     2.62(d)     31,429       0.61(b)      0.60(b)      3.03(b)       --
 From inception October 31, 20
 Class A......................     4.48        32,753       1.34(b)      0.95(b)      3.14(b)      113
 Class B......................     3.77        10,206       2.09(b)      1.65(b)      2.46(b)       --
 Class C......................     3.77        30,660       1.96(b)      1.65(b)      2.44(b)       --
THE HARTFORD SMALL COMPANY FUN
 For the Year Ended October 31
 Class A......................     5.67       156,278       1.62         1.45(j)     (1.15)        142
 Class B......................     4.88        58,438       2.40         2.15(j)     (1.85)         --
 Class C......................     4.96        49,327       2.30         2.15(j)     (1.85)         --
 Class Y......................     6.14        15,731       0.99         0.99(j)     (0.71)         --
 For the Year Ended October 31
 Class A......................    43.81       141,327       1.63         1.45        (1.19)        179
 Class B......................    42.81        58,286       2.36         2.15        (1.89)         --
 Class C......................    42.77        52,010       2.23         2.15        (1.88)         --
 Class Y......................    44.40        14,472       1.05         1.00        (0.73)         --
 For the Year Ended October 31
 Class A......................   (17.25)       96,302       1.64         1.45        (0.97)        226
 Class B......................   (17.88)       41,439       2.31         2.15        (1.67)         --
 Class C......................   (17.87)       38,938       2.20         2.15        (1.65)         --
 Class Y......................   (16.84)       10,834       1.00         1.00        (0.53)         --
 For the Year Ended October 31
 Class A......................   (31.36)      116,398       1.51         1.45        (0.64)        224
 Class B......................   (31.80)       49,738       2.19         2.15        (1.34)         --
 Class C......................   (31.82)       51,234       2.17         2.15        (1.34)         --
 Class Y......................   (31.02)       33,473       0.95         0.95        (0.14)         --
 For the Ten Months Ended Octo
 Class A......................    (7.70)(d)   164,280       1.50(b)      1.45(b)     (0.72)(b)     158
 Class B......................    (8.26)(d)    71,323       2.16(b)      2.15(b)     (1.42)(b)      --
 Class C......................    (8.21)(d)    77,337       2.16(b)      2.15(b)     (1.42)(b)      --
 Class Y......................    (7.27)(d)    46,205       0.96(b)      0.96(b)     (0.23)(b)      --
 For the Year Ended December 3
 Class A......................    65.66       109,559       1.51         1.45        (0.92)        177
 Class B......................    64.46        53,358       2.15         2.15        (1.62)         --
 Class C......................    64.58        37,672       2.20         2.15        (1.61)         --
 Class Y......................    66.37        39,536       0.99         0.99        (0.46)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.40%, 2.10%, 2.10% and 0.94% for classes A, B, C, and Y, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD SMALLCAP GROWTH FUND
 For the Year Ended October 31, 2004
 Class A......................   $22.91       $(0.15)      $  1.84          $--         $    --           $--         $24.60
 Class B......................    20.99        (0.28)         1.68          --               --           --           22.39
 Class C......................    20.99        (0.27)         1.67          --               --           --           22.39
 Class H......................    21.02        (0.34)         1.78          --               --           --           22.46
 Class L......................    22.90        (0.19)         1.89          --               --           --           24.60
 Class M......................    21.00        (0.32)         1.76          --               --           --           22.44
 Class N......................    21.02        (0.31)         1.75          --               --           --           22.46
 Class Y......................    23.06        (0.02)         1.84          --               --           --           24.88
 For the Year Ended October 31, 2003
 Class A......................    15.57        (0.09)         7.43          --               --           --           22.91
 Class B......................    14.36        (0.15)         6.78          --               --           --           20.99
 Class C......................    14.35        (0.16)         6.80          --               --           --           20.99
 Class H......................    14.37        (0.25)         6.90          --               --           --           21.02
 Class L......................    15.56        (0.15)         7.49          --               --           --           22.90
 Class M......................    14.36        (0.24)         6.88          --               --           --           21.00
 Class N......................    14.37        (0.24)         6.89          --               --           --           21.02
 Class Y......................    15.61        (0.08)         7.53          --               --           --           23.06
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    20.21        (0.06)        (4.58)         --               --           --           15.57
 Class B......................    18.73        (0.08)        (4.29)         --               --           --           14.36
 Class C......................    18.73        (0.09)        (4.29)         --               --           --           14.35
 Class Y......................    20.21        (0.08)        (4.52)         --               --           --           15.61
 For the Year Ended October 31, 2002
 Class H......................    17.71        (0.36)        (2.65)         --            (0.33)          --           14.37
 Class L......................    19.04        (0.20)        (2.95)         --            (0.33)          --           15.56
 Class M......................    17.70        (0.33)        (2.68)         --            (0.33)          --           14.36
 Class N......................    17.71        (0.34)        (2.67)         --            (0.33)          --           14.37
 For the Two-Month Period Ended October 31, 2001
 Class H......................    19.77        (0.04)        (2.02)         --               --           --           17.71
 Class L......................    21.24        (0.03)        (2.17)         --               --           --           19.04
 Class M......................    19.76        (0.04)        (2.02)         --               --           --           17.70
 Class N......................    19.77        (0.04)        (2.02)         --               --           --           17.71
 For the Year Ended August 31, 2001
 Class H......................    57.72        (0.72)       (24.24)         --           (12.99)          --           19.77
 Class L......................    60.44        (0.17)       (26.04)         --           (12.99)          --           21.24
 Class M......................    57.66        (0.68)       (24.23)         --           (12.99)          --           19.76
 Class N......................    57.71        (0.71)       (24.24)         --           (12.99)          --           19.77
 For the Year Ended August 31, 2000
 Class H......................    34.94        (0.47)        33.83          --           (10.58)          --           57.72
 Class L......................    36.04        (0.44)        35.42          --           (10.58)          --           60.44
 Class M......................    34.91        (0.47)        33.80          --           (10.58)          --           57.66
 Class N......................    34.94        (0.47)        33.82          --           (10.58)          --           57.71

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD SMALLCAP GROWTH F
 For the Year Ended October 31
 Class A......................     7.38%     $ 42,962       1.77%        1.45%(j)    (0.81)%       102%
 Class B......................     6.67        11,930       2.59         2.15(j)     (1.51)         --
 Class C......................     6.67        10,140       2.38         2.15(j)     (1.51)         --
 Class H......................     6.85        17,328       1.98         1.98(j)     (1.34)         --
 Class L......................     7.42       114,266       1.43         1.43(j)     (0.79)         --
 Class M......................     6.86        16,154       1.98         1.98(j)     (1.34)         --
 Class N......................     6.85         6,115       1.98         1.98(j)     (1.34)         --
 Class Y......................     7.89         5,788       1.03         1.03(j)     (0.47)         --
 For the Year Ended October 31
 Class A......................    47.14        17,544       1.61         1.45        (0.83)        122
 Class B......................    46.17         6,571       2.31         2.15        (1.53)         --
 Class C......................    46.27         5,076       2.22         2.15        (1.53)         --
 Class H......................    46.28        20,767       2.05         2.05        (1.40)         --
 Class L......................    47.17       112,621       1.50         1.45        (0.80)         --
 Class M......................    46.24        17,992       2.05         2.05        (1.40)         --
 Class N......................    46.28         6,110       2.05         2.05        (1.40)         --
 Class Y......................    47.72             1       1.11         1.10        (0.46)         --
 For the Period February 19, 2
 Class A......................   (22.97)(d)     3,457       1.82(b)      1.45(b)     (0.93)(b)      93
 Class B......................   (23.31)(d)     1,756       2.52(b)      2.15(b)     (1.60)(b)      --
 Class C......................   (23.37)(d)     1,432       2.38(b)      2.15(b)     (1.60)(b)      --
 Class Y......................   (22.77)(d)         1       1.06(b)      1.00(b)     (0.60)(b)      --
 For the Year Ended October 31
 Class H......................   (17.41)       16,675       2.05         2.05        (1.65)         93
 Class L......................   (16.92)       86,414       1.50         1.45        (1.06)         --
 Class M......................   (17.42)       13,714       2.05         2.05        (1.65)         --
 Class N......................   (17.41)        4,757       2.05         2.05        (1.65)         --
 For the Two-Month Period Ende
 Class H......................   (10.42)(d)    23,059       2.05(b)      2.05(b)     (1.57)(b)      17
 Class L......................   (10.36)(d)   121,440       1.50(b)      1.50(b)     (1.02)(b)      --
 Class M......................   (10.43)(d)    18,115       2.05(b)      2.05(b)     (1.57)(b)      --
 Class N......................   (10.42)(d)     6,495       2.05(b)      2.05(b)     (1.57)(b)      --
 For the Year Ended August 31,
 Class H......................   (50.88)       26,051       1.94         1.94        (1.12)        151
 Class L......................   (50.60)      138,175       1.39         1.39        (0.57)         --
 Class M......................   (50.84)       20,522       1.94         1.94        (1.12)         --
 Class N......................   (50.87)        7,278       1.94         1.94        (1.12)         --
 For the Year Ended August 31,
 Class H......................   114.64        50,558       1.90         1.90        (1.49)        212
 Class L......................   115.84       314,326       1.35         1.35        (0.94)         --
 Class M......................   114.66        38,246       1.90         1.90        (1.49)         --
 Class N......................   114.60        14,300       1.90         1.90        (1.49)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14%, 2.14%, 1.97%, 1.42%, 1.97%, 1.97% and 1.02% for classes A, B, C, L, M, N and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD STOCK FUND
 For the Year Ended October 31, 2004
 Class A......................   $16.21       $ 0.03        $ 0.52        $   --        $   --           $  --        $16.76
 Class B......................    15.35        (0.10)         0.51            --            --              --         15.76
 Class C......................    15.41        (0.08)         0.51            --            --              --         15.84
 Class Y......................    16.81         0.10          0.58            --            --              --         17.49
 For the Year Ended October 31, 2003
 Class A......................    13.73         0.04          2.44            --            --              --         16.21
 Class B......................    13.10        (0.07)         2.32            --            --              --         15.35
 Class C......................    13.13        (0.05)         2.33            --            --              --         15.41
 Class Y......................    14.15         0.12          2.54            --            --              --         16.81
 For the Year Ended October 31, 2002(g)
 Class A......................    16.89           --         (3.16)           --            --              --         13.73
 Class B......................    16.24        (0.12)        (3.02)           --            --              --         13.10
 Class C......................    16.23        (0.08)        (3.02)           --            --              --         13.13
 Class Y......................    17.31         0.10         (3.26)           --            --              --         14.15
 For the Year Ended October 31, 2001
 Class A......................    23.40         0.02         (5.45)           --         (1.08)             --         16.89
 Class B......................    22.69        (0.09)        (5.28)           --         (1.08)             --         16.24
 Class C......................    22.68        (0.08)        (5.29)           --         (1.08)             --         16.23
 Class Y......................    23.85         0.09         (5.55)           --         (1.08)             --         17.31
 For the Ten Months Ended October 31, 2000
 Class A......................    23.64        (0.03)           --            --         (0.21)             --         23.40
 Class B......................    23.06        (0.12)        (0.04)           --         (0.21)             --         22.69
 Class C......................    23.05        (0.11)        (0.05)           --         (0.21)             --         22.68
 Class Y......................    23.99         0.05          0.02            --         (0.21)             --         23.85
 For the Year Ended December 31, 1999
 Class A......................    19.70           --          4.36            --         (0.42)             --         23.64
 Class B......................    19.36        (0.07)         4.19            --         (0.42)             --         23.06
 Class C......................    19.36(f)     (0.08)(f)      4.19(f)         --         (0.42)(f)          --         23.05(f)
 Class Y......................    19.89        (0.01)         4.53            --         (0.42)             --         23.99
THE HARTFORD TAX-FREE CALIFORNIA FUND
 For the Year Ended October 31, 2004
 Class A......................     9.93         0.38          0.41         (0.40)           --              --         10.32
 Class B......................     9.92         0.34          0.38         (0.33)           --              --         10.31
 Class C......................     9.93         0.32          0.41         (0.33)           --              --         10.33
 From inception October 31, 2002, through October 31, 2003
 Class A......................    10.00         0.37         (0.07)        (0.37)           --              --          9.93
 Class B......................    10.00         0.30         (0.08)        (0.30)           --              --          9.92
 Class C......................    10.00         0.30         (0.07)        (0.30)           --              --          9.93

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD STOCK FUND
 For the Year Ended October 31
 Class A......................     3.39%    $  952,606      1.42%        1.42%(j)     0.18%        29%
 Class B......................     2.67        343,148      2.18         2.18(j)     (0.59)        --
 Class C......................     2.79        256,271      2.03         2.03(j)     (0.44)        --
 Class Y......................     4.04         80,932      0.80         0.80(j)      0.80         --
 For the Year Ended October 31
 Class A......................    18.06        976,663      1.47         1.45         0.26         37
 Class B......................    17.18        376,437      2.20         2.18        (0.47)        --
 Class C......................    17.36        311,874      2.07         2.07        (0.36)        --
 Class Y......................    18.80         42,894      0.88         0.88         0.84         --
 For the Year Ended October 31
 Class A......................   (18.71)       880,371      1.47         1.42        (0.01)        48
 Class B......................   (19.34)       351,382      2.15         2.15        (0.74)        --
 Class C......................   (19.10)       313,173      2.03         2.03        (0.62)        --
 Class Y......................   (18.26)        34,116      0.85         0.85         0.58         --
 For the Year Ended October 31
 Class A......................   (24.28)     1,031,549      1.33         1.28         0.05         38
 Class B......................   (24.80)       470,035      2.00         2.00        (0.67)        --
 Class C......................   (24.81)       430,238      1.99         1.99        (0.66)        --
 Class Y......................   (23.93)        27,004      0.79         0.79         0.54         --
 For the Ten Months Ended Octo
 Class A......................    (0.14)(d)  1,067,970      1.32(b)      1.27(b)     (0.19)(b)     38
 Class B......................    (0.71)(d)    578,402      1.99(b)      1.99(b)     (0.90)(b)     --
 Class C......................    (0.71)(d)    492,996      1.98(b)      1.98(b)     (0.90)(b)     --
 Class Y......................     0.28(d)      32,123      0.80(b)      0.80(b)      0.28(b)      --
 For the Year Ended December 3
 Class A......................    22.31        752,763      1.38         1.33        (0.06)        34
 Class B......................    21.46        462,318      2.03         2.03        (0.75)        --
 Class C......................    21.40        305,566      2.07         2.07        (0.78)        --
 Class Y......................    22.91         31,129      0.91         0.91         0.36         --
THE HARTFORD TAX-FREE CALIFORN
 For the Year Ended October 31
 Class A......................     8.15         14,846      1.03         0.95         3.85         41
 Class B......................     7.40          1,017      1.84         1.65         3.12         --
 Class C......................     7.49          1,448      1.85         1.65         3.06         --
 From inception October 31, 20
 Class A......................     3.06         10,799      1.57(b)      0.95(b)      3.73(b)      64
 Class B......................     2.23          1,827      2.32(b)      1.65(b)      3.07(b)      --
 Class C......................     2.34          1,230      2.18(b)      1.65(b)      3.02(b)      --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.42%, 2.18%, 2.03% and 0.80% for classes A, B, C, and Y, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE TAX-FREE MINNESOTA FUND
 For the Year Ended October 31, 2004
 Class A......................   $10.46       $0.41         $ 0.24        $(0.40)       $(0.27)          $  --        $10.44
 Class B......................    10.46        0.33           0.25         (0.32)        (0.27)             --         10.45
 Class C......................    10.48        0.33           0.24         (0.32)        (0.27)             --         10.46
 Class E......................    10.52        0.43           0.25         (0.43)        (0.27)             --         10.50
 Class H......................    10.51        0.37           0.20         (0.32)        (0.27)             --         10.49
 Class L......................    10.49        0.41           0.24         (0.40)        (0.27)             --         10.47
 Class M......................    10.50        0.36           0.21         (0.32)        (0.27)             --         10.48
 Class N......................    10.50        0.33           0.25         (0.32)        (0.27)             --         10.49
 Class Y......................    10.47        0.43           0.24         (0.43)        (0.27)             --         10.44
 For the Year Ended October 31, 2003(g)
 Class A......................    10.46        0.38           0.05         (0.38)        (0.05)             --         10.46
 Class B......................    10.47        0.31           0.04         (0.31)        (0.05)             --         10.46
 Class C......................    10.48        0.31           0.05         (0.31)        (0.05)             --         10.48
 Class E......................    10.53        0.41           0.05         (0.42)        (0.05)             --         10.52
 Class H......................    10.52        0.30           0.06         (0.32)        (0.05)             --         10.51
 Class L......................    10.49        0.39           0.05         (0.39)        (0.05)             --         10.49
 Class M......................    10.49        0.31           0.07         (0.32)        (0.05)             --         10.50
 Class N......................    10.51        0.31           0.05         (0.32)        (0.05)             --         10.50
 Class Y......................    10.49        0.40           0.06         (0.43)        (0.05)             --         10.47
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    10.29        0.26           0.16         (0.25)           --              --         10.46
 Class B......................    10.27        0.20           0.20         (0.20)           --              --         10.47
 Class C......................    10.27        0.20           0.21         (0.20)           --              --         10.48
 Class Y......................    10.29        0.29           0.20         (0.29)           --              --         10.49
 For the Year Ended October 31, 2002
 Class E......................    10.45        0.40           0.07         (0.39)           --              --         10.53
 Class H......................    10.44        0.29           0.07         (0.28)           --              --         10.52
 Class L......................    10.42        0.37           0.06         (0.36)           --              --         10.49
 Class M......................    10.42        0.29           0.06         (0.28)           --              --         10.49
 Class N......................    10.44        0.29           0.06         (0.28)           --              --         10.51
 For the One-Month Period Ended October 31, 2001
 Class E......................    10.35        0.04           0.10         (0.04)           --              --         10.45
 Class H......................    10.34        0.03           0.10         (0.03)           --              --         10.44
 Class L......................    10.31        0.04           0.11         (0.04)           --              --         10.42
 Class M......................    10.31        0.03           0.11         (0.03)           --              --         10.42
 Class N......................    10.34        0.03           0.10         (0.03)           --              --         10.44
 For the Year Ended September 30, 2001
 Class E......................     9.91        0.48           0.45         (0.49)           --              --         10.35
 Class H......................     9.91        0.38           0.44         (0.39)           --              --         10.34
 Class L......................     9.88        0.45           0.45         (0.47)           --              --         10.31
 Class M......................     9.88        0.38           0.44         (0.39)           --              --         10.31
 Class N......................     9.90        0.38           0.45         (0.39)           --              --         10.34
 For the Year Ended September 30, 2000
 Class E......................     9.94        0.51          (0.04)        (0.50)           --              --          9.91
 Class H......................     9.93        0.42          (0.04)        (0.40)           --              --          9.91
 Class L......................     9.91        0.48          (0.04)        (0.47)           --              --          9.88
 Class M......................     9.90        0.42          (0.04)        (0.40)           --              --          9.88
 Class N......................     9.93        0.41          (0.04)        (0.40)           --              --          9.90

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE TAX-FREE MINNESOTA FUND
 For the Year Ended October 31
 Class A......................     6.37%     $ 4,286        1.27%        0.98%        3.87%        22%
 Class B......................     5.71          645        1.99         1.68         3.16         --
 Class C......................     5.60          321        1.98         1.69         3.15         --
 Class E......................     6.62       27,346        0.82         0.82         4.03         --
 Class H......................     5.61          116        1.82         1.68         3.16         --
 Class L......................     6.41        2,765        1.07         0.96         3.88         --
 Class M......................     5.61          206        1.82         1.70         3.14         --
 Class N......................     5.71          214        1.82         1.68         3.17         --
 Class Y......................     6.58            1        0.85         0.85         4.07         --
 For the Year Ended October 31
 Class A......................     4.23        3,242        1.50         1.15         3.58         17
 Class B......................     3.42          532        2.21         1.85         2.88         --
 Class C......................     3.51          414        2.09         1.85         2.88         --
 Class E......................     4.50       29,784        0.83         0.80         3.92         --
 Class H......................     3.46          155        1.81         1.78         2.89         --
 Class L......................     4.34        2,922        1.07         1.05         3.67         --
 Class M......................     3.67          454        1.82         1.80         2.92         --
 Class N......................     3.47          212        1.83         1.80         2.92         --
 Class Y......................     4.50            1        0.91         0.80         3.82         --
 For the Period February 19, 2
 Class A......................     4.16(d)     2,073        1.37(b)      1.15(b)      3.57(b)      36
 Class B......................     3.93(d)       238        2.09(b)      1.85(b)      2.73(b)      --
 Class C......................     4.03(d)       304        1.92(b)      1.85(b)      2.79(b)      --
 Class Y......................     4.92(d)         1        0.65(b)      0.65(b)      3.83(b)      --
 For the Year Ended October 31
 Class E......................     4.58       31,414        0.79         0.79         3.81         36
 Class H......................     3.56          577        1.81         1.81         2.81         --
 Class L......................     4.22        3,344        1.04         1.04         3.56         --
 Class M......................     3.46          562        1.79         1.79         2.81         --
 Class N......................     3.46          203        1.79         1.79         2.81         --
 For the One-Month Period Ende
 Class E......................     1.33(d)    32,533        0.84(b)      0.84(b)      4.28(b)      --
 Class H......................     1.25(d)     1,094        1.84(b)      1.84(b)      3.28(b)      --
 Class L......................     1.41(d)     3,543        1.09(b)      1.09(b)      4.03(b)      --
 Class M......................     1.35(d)       772        1.84(b)      1.84(b)      3.28(b)      --
 Class N......................     1.25(d)       203        1.84(b)      1.84(b)      3.28(b)      --
 For the Year Ended September
 Class E......................     9.58       32,259        0.85         0.85         4.70         18
 Class H......................     8.43        1,086        1.85         1.85         3.70         --
 Class L......................     9.24        3,570        1.10         1.10         4.45         --
 Class M......................     8.45          789        1.85         1.85         3.70         --
 Class N......................     8.55          200        1.85         1.85         3.70         --
 For the Year Ended September
 Class E......................     4.87       33,088        0.86         0.86         5.12         56
 Class H......................     3.95        1,076        1.86         1.86         4.12         --
 Class L......................     4.63        3,454        1.11         1.11         4.87         --
 Class M......................     3.96          829        1.86         1.86         4.12         --
 Class N......................     3.84          255        1.86         1.86         4.12         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD TAX-FREE NATIONAL FUND
 For the Year Ended October 31, 2004
 Class A......................   $11.07       $0.45         $0.32         $(0.45)       $(0.17)          $  --        $11.22
 Class B......................    11.00        0.37          0.32          (0.37)        (0.17)             --         11.15
 Class C......................    11.02        0.37          0.33          (0.37)        (0.17)             --         11.18
 Class E......................    11.05        0.47          0.33          (0.47)        (0.17)             --         11.21
 Class H......................    11.03        0.46          0.23          (0.37)        (0.17)             --         11.18
 Class L......................    11.04        0.44          0.33          (0.45)        (0.17)             --         11.19
 Class M......................    11.03        0.36          0.33          (0.37)        (0.17)             --         11.18
 Class N......................    11.01        0.37          0.32          (0.37)        (0.17)             --         11.16
 Class Y......................    11.06        0.47          0.32          (0.48)        (0.17)             --         11.20
 For the Year Ended October 31, 2003
 Class A......................    11.28        0.41          0.04          (0.41)        (0.25)             --         11.07
 Class B......................    11.21        0.33          0.04          (0.33)        (0.25)             --         11.00
 Class C......................    11.23        0.33          0.04          (0.33)        (0.25)             --         11.02
 Class E......................    11.27        0.45          0.03          (0.45)        (0.25)             --         11.05
 Class H......................    11.24        0.36          0.02          (0.34)        (0.25)             --         11.03
 Class L......................    11.25        0.42          0.04          (0.42)        (0.25)             --         11.04
 Class M......................    11.24        0.34          0.04          (0.34)        (0.25)             --         11.03
 Class N......................    11.22        0.33          0.05          (0.34)        (0.25)             --         11.01
 Class Y......................    11.28        0.45          0.04          (0.46)        (0.25)             --         11.06
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    10.99        0.26          0.30          (0.27)           --              --         11.28
 Class B......................    10.97        0.20          0.25          (0.21)           --              --         11.21
 Class C......................    10.97        0.20          0.27          (0.21)           --              --         11.23
 Class Y......................    10.99        0.33          0.27          (0.31)           --              --         11.28
 For the Year Ended October 31, 2002
 Class E......................    11.18        0.41          0.12          (0.40)        (0.04)             --         11.27
 Class H......................    11.15        0.32          0.11          (0.30)        (0.04)             --         11.24
 Class L......................    11.16        0.39          0.12          (0.38)        (0.04)             --         11.25
 Class M......................    11.15        0.31          0.12          (0.30)        (0.04)             --         11.24
 Class N......................    11.13        0.31          0.12          (0.30)        (0.04)             --         11.22
 For the One-Month Period Ended October 31, 2001
 Class E......................    11.07        0.04          0.11          (0.04)           --              --         11.18
 Class H......................    11.03        0.03          0.12          (0.03)           --              --         11.15
 Class L......................    11.05        0.04          0.11          (0.04)           --              --         11.16
 Class M......................    11.04        0.03          0.11          (0.03)           --              --         11.15
 Class N......................    11.02        0.03          0.11          (0.03)           --              --         11.13
 For the Year Ended September 30, 2001
 Class E......................    10.52        0.49          0.56          (0.50)           --              --         11.07
 Class H......................    10.49        0.37          0.56          (0.39)           --              --         11.03
 Class L......................    10.50        0.46          0.56          (0.47)           --              --         11.05
 Class M......................    10.49        0.38          0.56          (0.39)           --              --         11.04
 Class N......................    10.48        0.38          0.56          (0.40)           --              --         11.02
 For the Year Ended September 30, 2000
 Class E......................    10.49        0.52          0.02          (0.51)           --              --         10.52
 Class H......................    10.46        0.42          0.02          (0.41)           --              --         10.49
 Class L......................    10.47        0.50          0.02          (0.49)           --              --         10.50
 Class M......................    10.46        0.42          0.02          (0.41)           --              --         10.49
 Class N......................    10.45        0.42          0.02          (0.41)           --              --         10.48

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD TAX-FREE NATIONAL
 For the Year Ended October 31
 Class A......................     7.10%     $35,210        1.30%        1.08%        4.04%        18%
 Class B......................     6.39        6,236        2.01         1.78         3.32         --
 Class C......................     6.47        8,357        1.98         1.78         3.33         --
 Class E......................     7.45       32,101        0.89         0.89         4.21         --
 Class H......................     6.37          650        1.89         1.79         3.31         --
 Class L......................     7.12        7,687        1.15         1.08         4.02         --
 Class M......................     6.37        1,397        1.90         1.78         3.33         --
 Class N......................     6.38          547        1.90         1.78         3.32         --
 Class Y......................     7.36            1        0.91         0.91         4.23         --
 For the Year Ended October 31
 Class A......................     4.18       21,457        1.61         1.15         3.75         35
 Class B......................     3.43        6,598        2.33         1.85         3.05         --
 Class C......................     3.42        7,588        2.21         1.85         3.06         --
 Class E......................     4.39       33,998        0.92         0.85         4.00         --
 Class H......................     3.47        1,747        1.92         1.84         2.99         --
 Class L......................     4.24        7,454        1.18         1.10         3.76         --
 Class M......................     3.47        1,235        1.92         1.84         3.01         --
 Class N......................     3.48          607        1.93         1.85         3.01         --
 Class Y......................     4.53            1        1.17         0.85         4.06         --
 For the Period February 19, 2
 Class A......................     5.17(d)    12,192        1.63(b)      1.15(b)      3.31(b)      47
 Class B......................     4.18(d)     3,764        2.33(b)      1.85(b)      2.54(b)      --
 Class C......................     4.37(d)     3,121        2.18(b)      1.85(b)      2.57(b)      --
 Class Y......................     5.52(d)         1        0.63(b)      0.63(b)      4.15(b)      --
 For the Year Ended October 31
 Class E......................     4.93       39,423        0.94         0.94         3.70         47
 Class H......................     3.99        2,895        1.95         1.85         2.83         --
 Class L......................     4.72        7,360        1.19         1.15         3.50         --
 Class M......................     3.99        1,552        1.95         1.85         2.80         --
 Class N......................     3.99          600        1.95         1.85         2.80         --
 For the One-Month Period Ende
 Class E......................     1.35(d)    42,441        0.95(b)      0.95(b)      4.21(b)      --
 Class H......................     1.36(d)     4,679        1.95(b)      1.95(b)      3.21(b)      --
 Class L......................     1.33(d)     8,029        1.20(b)      1.20(b)      3.96(b)      --
 Class M......................     1.27(d)     1,723        1.95(b)      1.95(b)      3.21(b)      --
 Class N......................     1.27(d)       538        1.95(b)      1.95(b)      3.21(b)      --
 For the Year Ended September
 Class E......................    10.18       42,331        0.97         0.97         4.49         28
 Class H......................     9.03        4,853        1.97         1.97         3.49         --
 Class L......................     9.91        7,892        1.22         1.22         4.24         --
 Class M......................     9.14        1,701        1.97         1.97         3.49         --
 Class N......................     9.06          469        1.97         1.97         3.49         --
 For the Year Ended September
 Class E......................     5.33       42,212        0.96         0.96         4.96         64
 Class H......................     4.29        5,021        1.96         1.96         3.96         --
 Class L......................     5.09        6,509        1.21         1.21         4.71         --
 Class M......................     4.29        1,540        1.96         1.96         3.96         --
 Class N......................     4.30          289        1.96         1.96         3.96         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD TAX-FREE NEW YORK FUND
 For the Year Ended October 31, 2004
 Class A......................   $10.15       $0.37         $ 0.37        $(0.39)       $(0.08)          $  --        $10.42
 Class B......................    10.15        0.30           0.37         (0.32)        (0.08)             --         10.42
 Class C......................    10.15        0.30           0.37         (0.32)        (0.08)             --         10.42
 From inception October 31, 2002, through October 31, 2003
 Class A......................    10.00        0.34           0.16         (0.35)           --              --         10.15
 Class B......................    10.00        0.27           0.16         (0.28)           --              --         10.15
 Class C......................    10.00        0.27           0.16         (0.28)           --              --         10.15
THE HARTFORD TOTAL RETURN BOND FUND
 For the Year Ended October 31, 2004
 Class A......................    11.14        0.32           0.21         (0.35)        (0.37)             --         10.95
 Class B......................    11.09        0.24           0.22         (0.28)        (0.37)             --         10.90
 Class C......................    11.12        0.27           0.23         (0.28)        (0.37)             --         10.97
 Class Y......................    11.24        0.39           0.21         (0.41)        (0.37)             --         11.06
 For the Year Ended October 31, 2003
 Class A......................    10.78        0.49           0.48         (0.50)        (0.11)             --         11.14
 Class B......................    10.73        0.42           0.47         (0.42)        (0.11)             --         11.09
 Class C......................    10.77        0.42           0.46         (0.42)        (0.11)             --         11.12
 Class Y......................    10.87        0.53           0.50         (0.55)        (0.11)             --         11.24
 For the Year Ended October 31, 2002(g)
 Class A......................    10.90        0.47             --         (0.52)        (0.07)             --         10.78
 Class B......................    10.85        0.40             --         (0.45)        (0.07)             --         10.73
 Class C......................    10.89        0.40             --         (0.45)        (0.07)             --         10.77
 Class Y......................    10.99        0.45           0.08         (0.58)        (0.07)             --         10.87
 For the Year Ended October 31, 2001
 Class A......................    10.14        0.55           0.73         (0.52)           --              --         10.90
 Class B......................    10.10        0.48           0.72         (0.45)           --              --         10.85
 Class C......................    10.14        0.49           0.71         (0.45)           --              --         10.89
 Class Y......................    10.22        0.61           0.73         (0.57)           --              --         10.99
 For the Ten Months Ended October 31, 2000
 Class A......................     9.93        0.50           0.19         (0.48)           --              --         10.14
 Class B......................     9.90        0.43           0.20         (0.43)           --              --         10.10
 Class C......................     9.93        0.44           0.20         (0.43)           --              --         10.14
 Class Y......................     9.99        0.54           0.20         (0.51)           --              --         10.22
 For the Year Ended December 31, 1999
 Class A......................    10.76        0.54          (0.83)        (0.52)        (0.02)             --          9.93
 Class B......................    10.72        0.47          (0.82)        (0.45)        (0.02)             --          9.90
 Class C......................    10.76(f)     0.47(f)       (0.82)(f)     (0.46)(f)     (0.02)(f)          --          9.93(f)
 Class Y......................    10.81        0.55          (0.80)        (0.55)        (0.02)             --          9.99

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD TAX-FREE NEW YORK
 For the Year Ended October 31
 Class A......................     7.52%     $ 10,541       1.04%        0.91%        3.66%         24%
 Class B......................     6.76         1,568       1.74         1.61         2.96          --
 Class C......................     6.76         1,973       1.75         1.62         2.95          --
 From inception October 31, 20
 Class A......................     5.03         8,602       1.63(b)      0.95(b)      3.34(b)       54
 Class B......................     4.30         1,051       2.38(b)      1.65(b)      2.64(b)       --
 Class C......................     4.30         1,393       2.26(b)      1.65(b)      2.67(b)       --
THE HARTFORD TOTAL RETURN BOND
 For the Year Ended October 31
 Class A......................     5.10(j)    298,903       1.27         1.25         2.98         171
 Class B......................     4.37(j)     91,861       1.97         1.95         2.28          --
 Class C......................     4.76(j)     89,504       1.86         1.86         2.37          --
 Class Y......................     5.64       101,360       0.74         0.74         3.48          --
 For the Year Ended October 31
 Class A......................     9.16       268,655       1.40         1.25         3.39         199
 Class B......................     8.44       106,077       2.13         1.95         2.70          --
 Class C......................     8.31       110,214       2.01         1.95         2.71          --
 Class Y......................     9.68        60,125       0.81         0.80         3.82          --
 For the Year Ended October 31
 Class A......................     4.50       215,083       1.42         1.25         4.65         149
 Class B......................     3.77        98,028       2.10         1.95         3.92          --
 Class C......................     3.80       107,479       1.98         1.95         3.92          --
 Class Y......................     5.01        39,778       0.78         0.78         5.16          --
 For the Year Ended October 31
 Class A......................    12.96       122,423       1.30         1.25         5.00         196
 Class B......................    12.12        55,999       1.96         1.95         4.30          --
 Class C......................    12.12        62,222       1.97         1.95         4.30          --
 Class Y......................    13.46        43,635       0.75         0.75         5.50          --
 For the Ten Months Ended Octo
 Class A......................     7.17(d)     37,290       1.29(b)      1.24(b)      5.88(b)      140
 Class B......................     6.48(d)     22,197       1.95(b)      1.95(b)      5.17(b)       --
 Class C......................     6.55(d)     16,886       1.94(b)      1.94(b)      5.18(b)       --
 Class Y......................     7.60(d)     30,334       0.77(b)      0.77(b)      6.34(b)       --
 For the Year Ended December 3
 Class A......................    (2.71)       57,320       1.29         1.24         5.32         113
 Class B......................    (3.30)       21,442       1.94         1.94         4.62          --
 Class C......................    (3.36)       18,136       1.97         1.95         4.62          --
 Class Y......................    (2.31)       28,052       0.80         0.80         5.77          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)Without the inclusion of the Payment from Affiliate as noted on the Statement of Operations, the total returns would have been 5.08%, 4.35% and 4.57% for classes A, B and C, respectively. The net asset value impact of the Payment from Affiliate was less than $0.01 for classes A and B and $0.01 for class C.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD U.S. GOVERNMENT SECURITIES FUND
 For the Year Ended October 31, 2004
 Class A......................    $9.67       $0.40         $(0.01)       $(0.41)         $--             $--          $9.65
 Class B......................     9.64        0.32             --         (0.34)         --              --            9.62
 Class C......................     9.63        0.32             --         (0.34)         --              --            9.61
 Class E......................     9.66        0.44          (0.02)        (0.44)         --              --            9.64
 Class H......................     9.63        0.35          (0.02)        (0.35)         --              --            9.61
 Class L......................     9.67        0.41          (0.01)        (0.42)         --              --            9.65
 Class M......................     9.63        0.34          (0.01)        (0.35)         --              --            9.61
 Class N......................     9.63        0.34          (0.02)        (0.35)         --              --            9.60
 Class Y......................     9.68        0.44          (0.02)        (0.44)         --              --            9.66
 For the Year Ended October 31, 2003
 Class A......................     9.88        0.41          (0.21)        (0.41)         --              --            9.67
 Class B......................     9.84        0.33          (0.19)        (0.34)         --              --            9.64
 Class C......................     9.84        0.33          (0.20)        (0.34)         --              --            9.63
 Class E......................     9.87        0.45          (0.20)        (0.46)         --              --            9.66
 Class H......................     9.83        0.35          (0.19)        (0.36)         --              --            9.63
 Class L......................     9.87        0.42          (0.19)        (0.43)         --              --            9.67
 Class M......................     9.84        0.35          (0.20)        (0.36)         --              --            9.63
 Class N......................     9.84        0.35          (0.20)        (0.36)         --              --            9.63
 Class Y......................     9.89        0.45          (0.20)        (0.46)         --              --            9.68
 For the Period February 19, 2002, through October 31, 2002
 Class A......................     9.50        0.26           0.38         (0.26)         --              --            9.88
 Class B......................     9.46        0.21           0.38         (0.21)         --              --            9.84
 Class C......................     9.46        0.21           0.38         (0.21)         --              --            9.84
 Class Y......................     9.50        0.32           0.36         (0.29)         --              --            9.89
 For the Year Ended October 31, 2002
 Class E......................     9.67        0.42           0.19         (0.41)         --              --            9.87
 Class H......................     9.64        0.32           0.19         (0.32)         --              --            9.83
 Class L......................     9.67        0.39           0.20         (0.39)         --              --            9.87
 Class M......................     9.64        0.32           0.20         (0.32)         --              --            9.84
 Class N......................     9.64        0.32           0.20         (0.32)         --              --            9.84
 For the Three-Month Period Ended October 31, 2001
 Class E......................     9.37        0.13           0.30         (0.13)         --              --            9.67
 Class H......................     9.34        0.10           0.30         (0.10)         --              --            9.64
 Class L......................     9.37        0.12           0.30         (0.12)         --              --            9.67
 Class M......................     9.34        0.10           0.30         (0.10)         --              --            9.64
 Class N......................     9.34        0.10           0.30         (0.10)         --              --            9.64
 For the Year Ended July 31, 2001
 Class E......................     8.86        0.54           0.52         (0.55)         --              --            9.37
 Class H......................     8.83        0.45           0.52         (0.46)         --              --            9.34
 Class L......................     8.86        0.52           0.52         (0.53)         --              --            9.37
 Class M......................     8.83        0.45           0.52         (0.46)         --              --            9.34
 Class N......................     8.83        0.45           0.52         (0.46)         --              --            9.34
 For the Year Ended July 31, 2000
 Class E......................     8.96        0.52          (0.10)        (0.52)         --              --            8.86
 Class H......................     8.94        0.43          (0.10)        (0.44)         --              --            8.83
 Class L......................     8.96        0.50          (0.10)        (0.50)         --              --            8.86
 Class M......................     8.94        0.43          (0.10)        (0.44)         --              --            8.83
 Class N......................     8.93        0.44          (0.10)        (0.44)         --              --            8.83

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD U.S. GOVERNMENT S
 For the Year Ended October 31
 Class A......................     4.08%     $ 53,401       1.38%        1.20%        4.09%        110%
 Class B......................     3.37        26,218       2.11         1.90         3.39          --
 Class C......................     3.37        13,926       2.00         1.90         3.38          --
 Class E......................     4.50       119,923       0.79         0.79         4.50          --
 Class H......................     3.48         3,914       1.79         1.79         3.49          --
 Class L......................     4.24        38,613       1.04         1.04         4.26          --
 Class M......................     3.47         3,697       1.79         1.79         3.50          --
 Class N......................     3.37         1,056       1.79         1.79         3.49          --
 Class Y......................     4.48             1       0.83         0.83         4.51          --
 For the Year Ended October 31
 Class A......................     2.06        65,337       1.48         1.20         4.11         108
 Class B......................     1.45        38,210       2.21         1.90         3.41          --
 Class C......................     1.34        26,626       2.07         1.90         3.43          --
 Class E......................     2.49       135,954       0.81         0.81         4.49          --
 Class H......................     1.57         6,283       1.80         1.80         3.50          --
 Class L......................     2.32        43,202       1.06         1.06         4.24          --
 Class M......................     1.47         4,588       1.80         1.80         3.50          --
 Class N......................     1.47         1,388       1.80         1.80         3.49          --
 Class Y......................     2.51             1       0.87         0.80         4.50          --
 For the Period February 19, 2
 Class A......................     6.87(d)     75,245       1.59(b)      1.20(b)      3.58(b)      218
 Class B......................     6.36(d)     39,276       2.28(b)      1.90(b)      2.87(b)       --
 Class C......................     6.36(d)     40,708       2.11(b)      1.90(b)      2.86(b)       --
 Class Y......................     7.32(d)          1       0.74(b)      0.74(b)      4.36(b)       --
 For the Year Ended October 31
 Class E......................     6.55       156,085       0.81         0.81         4.45         218
 Class H......................     5.41         9,319       1.81         1.81         3.45          --
 Class L......................     6.29        49,048       1.06         1.06         4.20          --
 Class M......................     5.51         6,660       1.81         1.81         3.44          --
 Class N......................     5.52         1,717       1.81         1.81         3.47          --
 For the Three-Month Period En
 Class E......................     4.57(d)    187,712       0.79(b)      0.79(b)      5.25(b)       32
 Class H......................     4.31(d)     10,770       1.79(b)      1.79(b)      4.25(b)       --
 Class L......................     4.50(d)     52,579       1.04(b)      1.04(b)      5.01(b)       --
 Class M......................     4.32(d)      6,582       1.79(b)      1.79(b)      4.25(b)       --
 Class N......................     4.31(d)      2,275       1.79(b)      1.79(b)      4.25(b)       --
 For the Year Ended July 31, 2
 Class E......................    12.30       182,170       0.79         0.79         5.93         136
 Class H......................    11.24        10,078       1.79         1.79         4.92          --
 Class L......................    12.02        47,798       1.04         1.04         5.67          --
 Class M......................    11.24         5,284       1.79         1.79         4.92          --
 Class N......................    11.24         1,603       1.79         1.79         4.92          --
 For the Year Ended July 31, 2
 Class E......................     4.91       184,520       0.79         0.79         5.96         181
 Class H......................     3.79         8,345       1.79         1.79         4.96          --
 Class L......................     4.62        43,620       1.04         1.04         5.71          --
 Class M......................     3.79         4,264       1.79         1.79         4.96          --
 Class N......................     3.91         1,606       1.79         1.79         4.93          --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October 31, 2004(g)
 Class A......................   $ 8.92       $ 0.07        $ 0.79        $(0.07)       $   --            $--          $9.71
 Class B......................     8.83         0.01          0.78         (0.02)           --            --            9.60
 Class C......................     8.83         0.01          0.78         (0.02)           --            --            9.60
 Class Y......................     8.95         0.10          0.77         (0.11)           --            --            9.71
 For the Year Ended October 31, 2003(g)
 Class A......................     7.59         0.08          1.31         (0.06)           --            --            8.92
 Class B......................     7.51         0.03          1.29            --            --            --            8.83
 Class C......................     7.51         0.03          1.29            --            --            --            8.83
 Class Y......................     7.64         0.16          1.25         (0.10)           --            --            8.95
 For the Year Ended October 31, 2002(g)
 Class A......................     9.02         0.05         (1.43)           --         (0.05)           --            7.59
 Class B......................     8.99        (0.02)        (1.41)           --         (0.05)           --            7.51
 Class C......................     8.99        (0.02)        (1.41)           --         (0.05)           --            7.51
 Class Y......................     9.04         0.09         (1.44)           --         (0.05)           --            7.64
 From inception April 30, 2001, through October 31, 2001
 Class A......................    10.00         0.01         (0.99)           --            --            --            9.02
 Class B......................    10.00           --         (1.01)           --            --            --            8.99
 Class C......................    10.00           --         (1.01)           --            --            --            8.99
 Class Y......................    10.00         0.05         (1.01)           --            --            --            9.04

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD VALUE FUND
 For the Year Ended October 31
 Class A......................     9.70%     $56,845        1.46%        1.45%(j)     0.76%        34%
 Class B......................     8.91        8,948        2.36         2.15(j)      0.06         --
 Class C......................     8.91       10,838        2.17         2.15(j)      0.06         --
 Class Y......................     9.76       21,373        0.91         0.91(j)      1.32         --
 For the Year Ended October 31
 Class A......................    18.43       42,101        1.57         1.45         1.02         35
 Class B......................    17.58        7,305        2.30         2.15         0.32         --
 Class C......................    17.58       10,231        2.18         2.15         0.32         --
 Class Y......................    18.66           27        1.00         1.00         1.46         --
 For the Year Ended October 31
 Class A......................   (15.42)      30,010        1.63         1.45         0.69         35
 Class B......................   (16.03)       5,222        2.31         2.15        (0.02)        --
 Class C......................   (16.03)       9,110        2.21         2.15        (0.04)        --
 Class Y......................   (15.05)         230        0.98         0.98         1.09         --
 From inception April 30, 2001
 Class A......................    (9.80)(d)   13,728        1.66(b)      1.45(b)      0.53(b)      12
 Class B......................   (10.10)(d)    2,029        2.36(b)      2.15(b)     (0.17)(b)     --
 Class C......................   (10.10)(d)    4,769        2.34(b)      2.15(b)     (0.17)(b)     --
 Class Y......................    (9.60)(d)      271        1.09(b)      1.00(b)      0.98(b)      --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.14%, 2.14%, 0.90% for classes A, B, C and Y, respectively.
@@ The amount per share rounds to zero.

 HARTFORD MUTUAL FUNDS, INC. AND HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

                                               -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                ----------------------------------------------------------------------------------------------
                                                         NET REALIZED
                                                             AND                     DISTRIBUTIONS
                                NET ASSET      NET        UNREALIZED    DIVIDENDS        FROM                        NET ASSET
                                VALUE AT    INVESTMENT       GAIN        FROM NET      REALIZED      DISTRIBUTIONS   VALUE AT
                                BEGINNING     INCOME      (LOSS) ON     INVESTMENT      CAPITAL          FROM         END OF
                                OF PERIOD     (LOSS)     INVESTMENTS      INCOME         GAINS          CAPITAL       PERIOD
                                ---------   ----------   ------------   ----------   -------------   -------------   ---------
THE HARTFORD VALUE OPPORTUNITIES FUND
 For the Year Ended October 31, 2004
 Class A......................   $12.15       $ 0.01        $ 1.90        $   --        $   --           $  --        $14.06
 Class B......................    11.53        (0.06)         1.77            --            --              --         13.24
 Class C......................    11.53        (0.06)         1.78            --            --              --         13.25
 Class H......................    11.54        (0.10)         1.81            --            --              --         13.25
 Class L......................    12.15           --          1.91            --            --              --         14.06
 Class M......................    11.53        (0.09)         1.80            --            --              --         13.24
 Class N......................    11.54        (0.09)         1.81            --            --              --         13.26
 Class Y......................    12.22         0.01          1.94            --            --              --         14.17
 For the Year Ended October 31, 2003
 Class A......................     9.26        (0.01)         2.90            --            --              --         12.15
 Class B......................     8.84        (0.04)         2.73            --            --              --         11.53
 Class C......................     8.85        (0.04)         2.72            --            --              --         11.53
 Class H......................     8.85        (0.08)         2.77            --            --              --         11.54
 Class L......................     9.26        (0.01)         2.90            --            --              --         12.15
 Class M......................     8.85        (0.08)         2.76            --            --              --         11.53
 Class N......................     8.85        (0.08)         2.77            --            --              --         11.54
 Class Y......................     9.30         0.01          2.91            --            --              --         12.22
 For the Period February 19, 2002, through October 31, 2002
 Class A......................    11.73           --         (2.47)           --            --              --          9.26
 Class B......................    11.26        (0.02)        (2.40)           --            --              --          8.84
 Class C......................    11.26        (0.02)        (2.39)           --            --              --          8.85
 Class Y......................    11.73         0.05         (2.48)           --            --              --          9.30
 For the Year Ended October 31, 2002
 Class H......................    11.58        (0.11)        (1.81)           --         (0.81)             --          8.85
 Class L......................    11.99           --         (1.92)           --         (0.81)             --          9.26
 Class M......................    11.57        (0.08)        (1.83)           --         (0.81)             --          8.85
 Class N......................    11.57        (0.13)        (1.78)           --         (0.81)             --          8.85
 For the Two-Month Period Ended October 31, 2001
 Class H......................    12.86        (0.02)        (1.26)           --            --              --         11.58
 Class L......................    13.30           --         (1.31)           --            --              --         11.99
 Class M......................    12.85        (0.02)        (1.26)           --            --              --         11.57
 Class N......................    12.86        (0.03)        (1.26)           --            --              --         11.57
 For the Year Ended August 31, 2001
 Class H......................    13.95        (0.07)         0.30            --         (1.32)             --         12.86
 Class L......................    14.30         0.03          0.31         (0.02)        (1.32)             --         13.30
 Class M......................    13.94        (0.07)         0.30            --         (1.32)             --         12.85
 Class N......................    13.95        (0.07)         0.30            --         (1.32)             --         12.86
 For the Year Ended August 31, 2000
 Class H......................    13.07        (0.08)         1.89            --         (0.93)             --         13.95
 Class L......................    13.28         0.01          1.94            --         (0.93)             --         14.30
 Class M......................    13.06        (0.08)         1.89            --         (0.93)             --         13.94
 Class N......................    13.07        (0.08)         1.89            --         (0.93)             --         13.95

                                    -- SELECTED PER-SHARE DATA(A) -- RATIOS AND SUPPLEMENTAL DATA --
                                -------------------------------------------------------------------------
                                                          RATIO OF     RATIO OF     RATIO OF
                                                          EXPENSES     EXPENSES       NET
                                            NET ASSETS   TO AVERAGE   TO AVERAGE   INVESTMENT
                                            AT END OF    NET ASSETS   NET ASSETS     INCOME     PORTFOLIO
                                  TOTAL       PERIOD       BEFORE       AFTER      TO AVERAGE   TURNOVER
                                RETURN(C)    (000'S)      WAIVERS      WAIVERS     NET ASSETS    RATE(E)
                                ---------   ----------   ----------   ----------   ----------   ---------
THE HARTFORD VALUE OPPORTUNITI
 For the Year Ended October 31
 Class A......................    15.72%     $24,601        1.82%        1.45%(j)     0.08%         52%
 Class B......................    14.83        5,709        2.70         2.15(j)     (0.64)         --
 Class C......................    14.92        5,627        2.47         2.15(j)     (0.64)         --
 Class H......................    14.82        5,815        2.17         2.15(j)     (0.71)         --
 Class L......................    15.72       25,687        1.42         1.42(j)      0.04          --
 Class M......................    14.83        8,139        2.17         2.15(j)     (0.70)         --
 Class N......................    14.90        2,143        2.17         2.15(j)     (0.70)         --
 Class Y......................    15.96       10,101        1.16         1.16(j)      0.34          --
 For the Year Ended October 31
 Class A......................    31.21        5,917        1.92         1.45        (0.10)         57
 Class B......................    30.43        1,932        2.63         2.15        (0.80)         --
 Class C......................    30.28        1,613        2.51         2.15        (0.81)         --
 Class H......................    30.40        6,526        2.26         2.15        (0.82)         --
 Class L......................    31.21       22,701        1.51         1.45        (0.11)         --
 Class M......................    30.28        8,015        2.26         2.15        (0.82)         --
 Class N......................    30.40        1,989        2.26         2.15        (0.82)         --
 Class Y......................    31.40            1        1.33         1.25         0.08          --
 For the Period February 19, 2
 Class A......................   (21.06)(d)    2,600        1.92(b)      1.45(b)      0.04(b)       70
 Class B......................   (21.45)(d)      481        2.61(b)      2.15(b)     (0.71)(b)      --
 Class C......................   (21.41)(d)      430        2.48(b)      2.15(b)     (0.75)(b)      --
 Class Y......................   (20.75)(d)        1        1.13(b)      1.00(b)      0.49(b)       --
 For the Year Ended October 31
 Class H......................   (17.99)       5,634        2.17         2.15        (0.82)         70
 Class L......................   (17.34)      19,684        1.43         1.43        (0.11)         --
 Class M......................   (17.92)       6,669        2.18         2.15        (0.82)         --
 Class N......................   (17.92)       1,749        2.18         2.15        (0.83)         --
 For the Two-Month Period Ende
 Class H......................    (9.95)(d)    7,914        2.18(b)      2.18(b)     (0.89)(b)      12
 Class L......................    (9.85)(d)   27,982        1.43(b)      1.43(b)     (0.14)(b)      --
 Class M......................    (9.96)(d)    8,700        2.18(b)      2.18(b)     (0.89)(b)      --
 Class N......................   (10.03)(d)    2,636        2.18(b)      2.18(b)     (0.89)(b)      --
 For the Year Ended August 31,
 Class H......................     1.53        8,967        2.16         2.16        (0.70)        177
 Class L......................     2.29       30,480        1.41         1.41         0.05          --
 Class M......................     1.53        9,668        2.16         2.16        (0.70)         --
 Class N......................     1.53        2,935        2.16         2.16        (0.70)         --
 For the Year Ended August 31,
 Class H......................    14.90        8,796        2.17         2.17        (0.61)        228
 Class L......................    15.76       39,975        1.42         1.42         0.14          --
 Class M......................    14.90        7,633        2.17         2.17        (0.61)         --
 Class N......................    14.90        2,662        2.17         2.17        (0.61)         --

---------------
(a)Information presented relates to a share of capital share outstanding throughout the indicated period.
(b)Annualized.
(c)Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(d)Not annualized.
(e)Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)Per share amounts have been restated to reflect a reverse stock split for Class C shares effective February 11, 1999.
(g)Per share amounts have been calculated using average shares outstanding method.
(h)Expense ratio includes a practical waiver of 12b-1 fees.
(i)This includes a tax return of capital of less than $0.01.
(j)The ratio of expenses to average net assets excludes commission recapture but includes fee waivers and/or expense reimbursements. Had the commission recapture been included, the ratio would have been 1.44%, 2.15%, 2.15%, 2.14%, 1.41%, 2.14%, 2.14% and 1.15% for classes A, B, C, H, L, M, N and Y, respectively.
@@ The amount per share rounds to zero.

The accompanying notes are an integral part of these financial statements.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 TO THE SHAREHOLDERS AND BOARD OF DIRECTORS THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Advisers Fund, The Hartford Aggressive Growth Allocation Fund, The Hartford Balanced Allocation Fund, The Hartford Capital Appreciation Fund, The Hartford Conservative Allocation Fund, The Hartford Disciplined Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Focus Fund, The Hartford Global Communications Fund, The Hartford Global Financial Services Fund, The Hartford Global Health Fund, The Hartford Global Leaders Fund, The Hartford Global Technology Fund, The Hartford Growth Allocation Fund, The Hartford Growth Fund, The Hartford Growth Opportunities Fund, The Hartford High Yield Fund, The Hartford Income Allocation Fund, The Hartford Income Fund, The Hartford Inflation Plus Fund, The Hartford International Capital Appreciation Fund, The Hartford International Opportunities Fund, The Hartford International Small Company Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, The Hartford Money Market Fund, The Hartford Short Duration Fund, The Hartford Small Company Fund, The Hartford SmallCap Growth Fund, The Hartford Stock Fund, The Hartford Tax-Free California Fund, The Hartford Tax-Free Minnesota Fund, The Hartford Tax-Free National Fund, The Hartford Tax-Free New York Fund, The Hartford Total Return Bond Fund, The Hartford U.S. Government Securities Fund, The Hartford Value Fund and The Hartford Value Opportunities Fund (within The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.) (the "Funds") as of October 31, 2004, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through October 31, 2001, were audited by other auditors whose reports dated December 6, 2001 and December 7, 2001, expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of the Funds listed above constituting The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. at October 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

                                                               ERNST & YOUNG LLC

Minneapolis, Minnesota
December 3, 2004

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 DIRECTORS AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

The Board of Directors is responsible for protecting the interests of shareholders and overseeing the management of the Funds. The Board may exercise all powers of the funds, except those powers that are conferred solely upon or reserved to the shareholders. Directors may serve until they resign, retire or are removed by vote of shareholders or of the directors.

Directors and officers who are employed by or who have a substantial financial interest in The Hartford are considered "interested" persons of the Funds pursuant to the Investment Company Act of 1940. Each officer and three of the Funds' directors, as noted in the table below, are "interested" persons of the funds. Except for Mr. Znamierowski, each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc., which collectively consist of 76 Funds. Mr. Znamierowski oversees 58 funds and serves as a director only for The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999, except that correspondence to Ms. Fagely and Mr. Beltz may be sent to 500 Bielenberg Dr., Woodbury, MN 55125.

The table below sets forth, for each director and officer, his or her name, age, current position with the funds, date first elected or appointed to The Hartford Mutual Funds, Inc. ("MF") and The Hartford Mutual Funds II, Inc. ("MF2"), principal occupation, and, for directors, other directorships held. The funds' statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

NON-INTERESTED DIRECTORS

LYNN S. BIRDSONG (age 58) Director since 2003
     From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. In 2003, Mr. Birdsong became an independent director of the Atlantic Whitehall Funds and The Japan Fund; during his employment with Scudder, he was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

ROBERT M. GAVIN, JR. (age 64) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board, since 2004, Chairman of the Litigation Committee
     Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community; and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota. Dr. Gavin served as interim President of the Science Museum of Minnesota from June 2003 until February 2004.

DUANE E. HILL (age 59) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
     Mr. Hill is Partner Emeritus and a founding partner of TSG Capital Group, a private equity investment firm that serves as sponsor and lead investor in leveraged buyouts of middle market companies. Mr. Hill is also a Partner of TSG Ventures L.P., a private equity investment company that invests primarily in minority-owned small businesses.

PHILLIP O. PETERSON (age 60) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
     Mr. Peterson is a mutual fund industry consultant. He has served as independent president of the Strong Mutual Funds since January 2004. Mr. Peterson was a partner of KPMG LLP until July 1999.

MILLARD H. PRYOR, JR. (age 71) Director since 1996 (MF) and 2002 (MF2), Lead Director since 2004
     Mr. Pryor has served as Managing Director of Pryor & Clark Company (real estate investment), Hartford, Connecticut, since June 1992. Mr. Pryor is a Director of Infodata Systems, Inc. (software company) and CompuDyne Corporation (security products and services).

INTERESTED DIRECTORS AND OFFICERS

THOMAS M. MARRA (age 46) Director since 2002
     Mr. Marra is President and Chief Operating Officer of Hartford Life, Inc. He is also a member of the Board of Directors and a member of the Office of the Chairman for The Hartford Financial Services Group, Inc. ("The Hartford"), the parent company of Hartford Life. Mr. Marra was named President of Hartford Life in 2001 and COO in 2000, and served as Director of Hartford Life's Investment Products Division from 1998 to 2000. He was head of the company's Individual Life and Annuities Division from 1994 to 1998 after being promoted to Senior Vice President in 1994 and to Executive Vice President in 1996. Mr. Marra is also a Managing Member and President of Hartford Investment Financial Services, LLC ("HIFSCO") and HL Investment Advisors, LLC ("HL Advisors"). Mr. Marra is a member of the Board of Directors of The Hartford.

LOWNDES A. SMITH (age 65) Director since 1996 (MF) and 2002 (MF2)
     Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith has served as a Director of White Mountains Insurance Group since November 2003.

DAVID M. ZNAMIEROWSKI (age 44) Director since 1999 (MF), President since 2001
     Mr. Znamierowski currently serves as President of Hartford Investment Management Company ("Hartford Investment"), Senior Vice President for Hartford Life, Inc., and Senior Vice President and Chief Investment Officer for Hartford Life Insurance Company. Mr. Znamierowski is also a Managing Member and Senior Vice President of HIFSCO and HL Advisors. Mr. Znamierowski is Group Senior Vice President and Chief Investment Officer for The Hartford.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

 DIRECTORS AND OFFICERS -- (CONTINUED)(UNAUDITED)
--------------------------------------------------------------------------------

OTHER OFFICERS

ROBERT W. BELTZ, JR. (age 55) Vice President since 2002 (MF) and 1993 (MF2)
     Mr. Beltz currently serves as Vice President, Securities Operations of Hartford Administrative Services Company ("HASCO"). Since December 2001, he has served as Assistant Vice President of Hartford Life Insurance Company

KEVIN J. CARR (age 50) Vice President and Secretary since 1996 (MF) and 2001
(MF2)
     Mr. Carr has served as The Hartford's Assistant General Counsel since 1999, and previously served as Counsel (1996-1999) and Associate Counsel (1995-1996). Mr. Carr is also Vice President and Assistant Secretary of HL Advisors and HIFSCO and Assistant Secretary of Hartford Investment.

WILLIAM H. DAVISON, JR. (age 47) Vice President since 2002
     Mr. Davison is a Managing Director and Director of the Funds Management Group of Hartford Investment. Mr. Davison is also a Senior Vice President of HIFSCO and HL Advisors.

TAMARA L. FAGELY (age 46) Vice President, Controller and Treasurer since 2002
(MF) and 1993 (MF2)
     Ms. Fagely has been Vice President of HASCO since 1998. Prior to 1998, she was Second Vice President of HASCO. Since December 2001, she has served as Assistant Vice President of Hartford Life Insurance Company. In addition, she is Controller of HIFSCO, Vice President, Controller and Treasurer of The Hartford Income Shares Fund, Inc. and Vice President of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

BRUCE W. FERRIS (age 49) Vice President since 2002
     Mr. Ferris serves as Vice President and Director of Sales and Marketing in the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member of HL Advisors.

MARY JANE FORTIN (age 40) Vice President since 2003
     Ms. Fortin is Senior Vice President and Director of Mutual Funds and 529 Programs for Hartford Life Insurance Company. Previously, Ms. Fortin served as Senior Vice President and Chief Accounting Officer of Hartford Life.

GEORGE R. JAY (age 52) Vice President since 1996 (MF) and 2001 (MF2)
     Mr. Jay serves as Assistant Vice President of Hartford Life Insurance Company. He is also Controller of HL Advisors, Vice President of The Hartford Income Shares Fund, Inc. and Vice President of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

STEPHEN T. JOYCE (age 45) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Joyce currently serves as Senior Vice President and Director of the Institutional Solutions Group for Hartford Life Insurance Company. Mr. Joyce is also Senior Vice President of HL Advisors. Previously, he served as Vice President (1997-1999) and Assistant Vice President (1994-1997) of Hartford Life Insurance Company.

DAVID N. LEVENSON (age 38) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Levenson serves as Senior Vice President of Hartford Life Insurance Company's Retail Product Management Group and is responsible for all retail product management and profitability. Mr. Levenson is also a Senior Vice President of HIFSCO and HL Advisors.

JOHN C. WALTERS (age 42) Vice President since 2000 (MF) and 2001 (MF2)
     Mr. Walters serves as Executive Vice President and Director of the Investment Products Division of Hartford Life Insurance Company. He is also a Managing Member and Executive Vice President of HIFSCO and HL Advisors. Previously, Mr. Walters was with First Union Securities.

HOW TO OBTAIN A COPY OF THE FUNDS' PROXY VOTING POLICIES AND PROXY VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2004 is available
(1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                    QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds Forms N-Q will be available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The information set forth below is for the Funds' fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2005. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

    The Fund's designate the following on income distributions:

                                                                               OTHER
                                                                               DIRECT
                                                                              FEDERAL         OTHER
                                                           U.S. TREASURY*   OBLIGATIONS*   SECURITIES*   TOTAL*   DRD**    QDI***
                                                           --------------   ------------   -----------   ------   ------   ------
        Advisers Fund....................................      14.01%           0.00%         85.99%     100.00%  91.75%    92.21%
        Disciplined Equity Fund..........................         --              --             --          --   100.00%  100.00%
        Dividend and Growth Fund.........................         --              --             --          --   100.00%  100.00%
        Equity Income Fund...............................         --              --             --          --   100.00%  100.00%
        Global Financial Services Fund...................         --              --             --          --   100.00%   99.58%
        Income Fund......................................      19.30%           0.00%         80.30%     100.00%     --        --
        Inflation Plus Fund..............................      98.01%           0.00%          1.99%     100.00%     --        --
        International Opportunities Fund.................         --              --             --          --    2.79%    49.99%
        International Small Company Fund.................         --              --             --          --      --      6.27%
        Short Duration Fund..............................      16.58%           0.37%         83.05%     100.00%     --        --
        Total Return Bond Fund...........................      12.91%           0.63%         86.46%     100.00%     --        --
        U.S. Government Securities Fund..................       8.45%           3.21%         88.34%     100.00%     --        --
        Value Fund.......................................         --              --             --          --   100.00%  100.00%

  * The income received from federal obligations.

 ** Income distributions, taxable as dividend income which qualify for deduction by corporations.

*** For the fiscal year ended October 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate ordinary distributions declared as taxed at a maximum rate of 15%.

        FOREIGN TAX CREDIT PASS-THROUGH
        -------------------------------
        The following Funds intend to make an election under the
          Internal Revenue Code Section 853 to pass-through foreign
          taxes paid by the Funds to their shareholders as follows:
        Global Communications Fund..................................       $ 23
        International Small Company Fund............................        148

Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

    Detailed below are the per share distributions made for the fiscal year ended October 31, 2004.

    FUND                         EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N
    ----                        ----------   -------   -------   -------   -------   -------   -------   -------   -------
    ADVISERS FUND
    Income....................  12/23/2003    0.041     0.015     0.019
    Income....................   3/26/2004    0.039     0.012     0.016
    Income....................   6/25/2004    0.039     0.012     0.015
    Income....................   9/27/2004    0.059     0.033     0.035
                                             ------    ------    ------
    Total Income
      Distributions...........                0.178     0.072     0.085
                                             ------    ------    ------
    BALANCED ALLOCATION FUND
    Income....................   9/28/2004    0.015     0.002     0.002
                                             ------    ------    ------
    CONSERVATIVE ALLOCATION
      FUND
    Income....................   9/28/2004    0.025     0.010     0.010
                                             ------    ------    ------
    DISCIPLINED EQUITY FUND
    Income....................  12/23/2003    0.006
                                             ------

    FUND                        CLASS Y   CLASS Z
    ----                        -------   -------
    ADVISERS FUND
    Income....................   0.061
    Income....................   0.059
    Income....................   0.059
    Income....................   0.078
                                ------
    Total Income
      Distributions...........   0.257
                                ------
    BALANCED ALLOCATION FUND
    Income....................
    CONSERVATIVE ALLOCATION
      FUND
    Income....................
    DISCIPLINED EQUITY FUND
    Income....................   0.048
                                ------

--------------------------------------------------------------------------------

    FUND                         EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N
    ----                        ----------   -------   -------   -------   -------   -------   -------   -------   -------
    DIVIDEND AND GROWTH FUND
    Income....................  12/23/2003    0.031     0.002     0.006
    Income....................   3/26/2004    0.029     0.001     0.002
    Income....................   6/25/2004    0.036     0.004     0.010
    Income....................   9/27/2004    0.047     0.013     0.020
                                             ------    ------    ------
    Total Income
      Distributions...........                0.143     0.020     0.038
                                             ------    ------    ------
    EQUITY INCOME FUND
    Short-Term Capital Gain...  11/10/2003    0.003     0.003     0.003
                                             ------    ------    ------
    Income....................  12/23/2003    0.047     0.027     0.030
    Income....................   3/26/2004    0.050     0.031     0.033
    Income....................   6/25/2004    0.050     0.030     0.032
    Income....................   9/27/2004    0.056     0.035     0.036
                                             ------    ------    ------
    Total Income
      Distributions...........                0.203     0.123     0.131
                                             ------    ------    ------
    GLOBAL FINANCIAL SERVICES
      FUND
    Income....................  12/23/2003    0.084     0.026     0.026
                                             ------    ------    ------
    GLOBAL HEALTH FUND
    Long-Term Capital Gain....  11/10/2003    0.064     0.064     0.064
                                             ------    ------    ------
    HIGH YIELD FUND
    Income....................  11/24/2003    0.043     0.038     0.038
    Income....................  12/23/2003    0.043     0.038     0.038
    Income....................   1/27/2004    0.041     0.036     0.036
    Income....................   2/24/2004    0.038     0.034     0.034
    Income....................   3/26/2004    0.034     0.030     0.030
    Income....................   4/27/2004    0.036     0.031     0.032
    Income....................   5/25/2004    0.037     0.032     0.032
    Income....................   6/25/2004    0.038     0.033     0.033
    Income....................   7/27/2004    0.039     0.034     0.035
    Income....................   8/26/2004    0.040     0.035     0.036
    Income....................   9/27/2004    0.040     0.035     0.036
    Income....................  10/28/2004    0.044     0.036     0.039
                                             ------    ------    ------
    Total Income
      Distributions...........                0.473     0.412     0.419
                                             ------    ------    ------
    INCOME ALLOCATION FUND
    Income....................   7/28/2004    0.025     0.019     0.019
    Income....................   8/27/2004    0.024     0.018     0.018
    Income....................   9/28/2004    0.021     0.016     0.016
    Income....................  10/29/2004    0.021     0.014     0.014
                                             ------    ------    ------
    Total Income
      Distributions...........                0.091     0.067     0.067
                                             ------    ------    ------
    INCOME FUND
    Income....................  11/24/2003    0.046     0.040     0.040
    Income....................  12/23/2003    0.046     0.040     0.040
    Income....................   1/27/2004    0.040     0.034     0.034
    Income....................   2/24/2004    0.038     0.032     0.032
    Income....................   3/26/2004    0.043     0.037     0.037
    Income....................   4/27/2004    0.045     0.040     0.040
    Income....................   5/25/2004    0.046     0.040     0.040
    Income....................   6/25/2004    0.045     0.039     0.039
    Income....................   7/27/2004    0.043     0.037     0.037
    Income....................   8/26/2004    0.042     0.036     0.036
    Income....................   9/27/2004    0.040     0.034     0.034
    Income....................  10/28/2004    0.038     0.032     0.032
                                             ------    ------    ------
    Total Income
      Distributions...........                0.512     0.438     0.438
                                             ------    ------    ------

    FUND                        CLASS Y   CLASS Z
    ----                        -------   -------
    DIVIDEND AND GROWTH FUND
    Income....................   0.054
    Income....................   0.052
    Income....................   0.060
    Income....................   0.070
                                ------
    Total Income
      Distributions...........   0.236
                                ------
    EQUITY INCOME FUND
    Short-Term Capital Gain...   0.003
                                ------
    Income....................   0.055
    Income....................   0.059
    Income....................   0.062
    Income....................   0.070
                                ------
    Total Income
      Distributions...........   0.246
                                ------
    GLOBAL FINANCIAL SERVICES
      FUND
    Income....................   0.122
                                ------
    GLOBAL HEALTH FUND
    Long-Term Capital Gain....   0.064
                                ------
    HIGH YIELD FUND
    Income....................   0.046
    Income....................   0.046
    Income....................   0.045
    Income....................   0.042
    Income....................   0.039
    Income....................   0.040
    Income....................   0.041
    Income....................   0.042
    Income....................   0.043
    Income....................   0.044
    Income....................   0.044
    Income....................   0.044
                                ------
    Total Income
      Distributions...........   0.516
                                ------
    INCOME ALLOCATION FUND
    Income....................
    Income....................
    Income....................
    Income....................
    Total Income
      Distributions...........
    INCOME FUND
    Income....................
    Income....................   0.047
    Income....................   0.043
    Income....................   0.041
    Income....................   0.046
    Income....................   0.048
    Income....................   0.048
    Income....................   0.048
    Income....................   0.046
    Income....................   0.046
    Income....................   0.042
    Income....................   0.041
                                ------
    Total Income
      Distributions...........   0.496
                                ------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (CONTINUED)(UNAUDITED)

    FUND                         EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N
    ----                        ----------   -------   -------   -------   -------   -------   -------   -------   -------
    INFLATION PLUS FUND
    Short-Term Capital Gain...  11/10/2003    0.041     0.041     0.041
                                             ------    ------    ------
    Income....................  11/24/2003    0.018     0.011     0.011
    Income....................  12/23/2003    0.020     0.014     0.014
    Income....................   1/27/2004    0.011     0.004     0.004
    Income....................   2/24/2004    0.016     0.010     0.010
    Income....................   3/26/2004    0.032     0.026     0.026
    Income....................   4/27/2004    0.031     0.025     0.025
    Income....................   5/25/2004    0.031     0.025     0.025
    Income....................   6/25/2004    0.033     0.027     0.027
    Income....................   7/27/2004    0.035     0.029     0.029
    Income....................   8/26/2004    0.027     0.021     0.021
    Income....................   9/27/2004    0.023     0.016     0.016
    Income....................  10/28/2004    0.028     0.022     0.022
                                             ------    ------    ------
    Total Income
      Distributions...........                0.305     0.230     0.230
                                             ------    ------    ------
    INTERNATIONAL CAPITAL
      APPRECIATION FUND
    Short-Term Capital Gain...  11/10/2003    0.019     0.019     0.019
    Long-Term Capital Gain....  11/10/2003    0.034     0.034     0.034
                                             ------    ------    ------
    Total Capital Gain
      Distributions...........                0.053     0.053     0.053
                                             ------    ------    ------
    INTERNATIONAL
      OPPORTUNITIES FUND
    Income....................  12/23/2003    0.004
                                             ------
    INTERNATIONAL SMALL
      COMPANY FUND
    Short-Term Capital Gain...  11/10/2003    0.846     0.846     0.846
    Long-Term Capital Gain....  11/10/2003    0.024     0.024     0.024
                                             ------    ------    ------
    Total Capital Gain
      Distributions...........                0.870     0.870     0.870
                                             ------    ------    ------
    Income....................  12/23/2003    0.005
                                             ------
    SHORT DURATION FUND
    Income....................  11/24/2003    0.027     0.021     0.021
    Income....................  12/23/2003    0.027     0.021     0.021
    Income....................   1/27/2004    0.026     0.020     0.020
    Income....................   2/24/2004    0.024     0.018     0.018
    Income....................   3/26/2004    0.026     0.020     0.020
    Income....................   4/27/2004    0.028     0.023     0.023
    Income....................   5/25/2004    0.029     0.022     0.022
    Income....................   6/25/2004    0.025     0.019     0.019
    Income....................   7/27/2004    0.026     0.020     0.020
    Income....................   8/26/2004    0.022     0.016     0.016
    Income....................   9/27/2004    0.020     0.014     0.014
    Income....................  10/28/2004    0.020     0.015     0.015
                                             ------    ------    ------
    Total Income
      Distributions...........                0.300     0.229     0.229
                                             ------    ------    ------

    FUND                        CLASS Y   CLASS Z
    ----                        -------   -------
    INFLATION PLUS FUND
    Short-Term Capital Gain...
    Income....................
    Income....................   0.023
    Income....................   0.013
    Income....................   0.019
    Income....................   0.035
    Income....................   0.034
    Income....................   0.034
    Income....................   0.035
    Income....................   0.038
    Income....................   0.030
    Income....................   0.025
    Income....................   0.031
                                ------
    Total Income
      Distributions...........   0.317
                                ------
    INTERNATIONAL CAPITAL
      APPRECIATION FUND
    Short-Term Capital Gain...   0.019
    Long-Term Capital Gain....   0.034
                                ------
    Total Capital Gain
      Distributions...........   0.053
                                ------
    INTERNATIONAL
      OPPORTUNITIES FUND
    Income....................   0.048
                                ------
    INTERNATIONAL SMALL
      COMPANY FUND
    Short-Term Capital Gain...   0.846
    Long-Term Capital Gain....   0.024
                                ------
    Total Capital Gain
      Distributions...........   0.870
                                ------
    Income....................   0.050
                                ------
    SHORT DURATION FUND
    Income....................
    Income....................   0.029
    Income....................   0.028
    Income....................   0.026
    Income....................   0.029
    Income....................   0.031
    Income....................   0.031
    Income....................   0.028
    Income....................   0.029
    Income....................   0.024
    Income....................   0.023
    Income....................   0.024
                                ------
    Total Income
      Distributions...........   0.302
                                ------

--------------------------------------------------------------------------------

    FUND                         EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N
    ----                        ----------   -------   -------   -------   -------   -------   -------   -------   -------
    TAX-FREE CALIFORNIA FUND
    Tax Exempt Income.........  11/24/2003    0.040     0.034     0.034
    Tax Exempt Income.........  12/23/2003    0.038     0.031     0.031
    Tax Exempt Income.........   1/27/2004    0.034     0.028     0.028
    Tax Exempt Income.........   2/24/2004    0.034     0.028     0.028
    Tax Exempt Income.........   3/26/2004    0.033     0.027     0.027
    Tax Exempt Income.........   4/27/2004    0.032     0.026     0.026
    Tax Exempt Income.........   5/25/2004    0.032     0.026     0.026
    Tax Exempt Income.........   6/25/2004    0.033     0.028     0.028
    Tax Exempt Income.........   7/27/2004    0.032     0.027     0.027
    Tax Exempt Income.........   8/26/2004    0.033     0.027     0.027
    Tax Exempt Income.........   9/27/2004    0.032     0.026     0.026
    Tax Exempt Income.........  10/28/2004    0.029     0.023     0.023
                                             ------    ------    ------
    Total Income
      Distributions...........                0.402     0.331     0.331
                                             ------    ------    ------
    TAX-FREE MINNESOTA FUND
    Short-Term Capital Gain...  11/10/2003    0.003     0.003     0.003     0.003     0.003     0.003     0.003     0.003
    Long-Term Capital Gain....  11/10/2003    0.097     0.097     0.097     0.097     0.097     0.097     0.097     0.097
    Long-Term Capital Gain....  10/28/2004    0.170     0.170     0.170     0.170     0.170     0.170     0.170     0.170
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Total Capital Gain
      Distributions...........                0.270     0.270     0.270     0.270     0.270     0.270     0.270     0.270
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Tax Exempt Income.........  11/24/2003    0.031     0.025     0.025     0.035     0.026     0.032     0.026     0.026
    Tax Exempt Income.........  12/23/2003    0.033     0.026     0.026     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   1/27/2004    0.033     0.026     0.026     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   2/24/2004    0.033     0.027     0.027     0.035     0.027     0.033     0.027     0.027
    Tax Exempt Income.........   3/26/2004    0.033     0.027     0.027     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   4/27/2004    0.033     0.027     0.027     0.035     0.027     0.033     0.027     0.027
    Tax Exempt Income.........   5/25/2004    0.033     0.027     0.027     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   6/25/2004    0.033     0.027     0.027     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   7/27/2004    0.034     0.027     0.027     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   8/26/2004    0.034     0.028     0.028     0.036     0.027     0.034     0.027     0.027
    Tax Exempt Income.........   9/27/2004    0.034     0.028     0.028     0.035     0.028     0.034     0.028     0.028
    Tax Exempt Income.........  10/28/2004    0.033     0.027     0.027     0.034     0.027     0.033     0.027     0.027
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Total Income
      Distributions...........                0.397     0.322     0.322     0.426     0.324     0.403     0.324     0.324
                                             ------    ------    ------    ------    ------    ------    ------    ------
    TAX-FREE NATIONAL FUND
    Short-Term Capital Gain...  11/10/2003    0.033     0.033     0.033     0.033     0.033     0.033     0.033     0.033
    Short-Term Capital Gain...  10/28/2004    0.004     0.004     0.004     0.004     0.004     0.004     0.004     0.004
    Long-Term Capital Gain....  11/10/2003    0.075     0.075     0.075     0.075     0.075     0.075     0.075     0.075
    Long-Term Capital Gain....  10/28/2004    0.055     0.055     0.055     0.055     0.055     0.055     0.055     0.055
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Total Capital Gain
      Distributions...........                0.167     0.167     0.167     0.167     0.167     0.167     0.167     0.167
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Tax Exempt Income.........  11/24/2003    0.033     0.027     0.027     0.037     0.027     0.034     0.027     0.027
    Tax Exempt Income.........  12/23/2003    0.037     0.031     0.031     0.039     0.031     0.037     0.031     0.031
    Tax Exempt Income.........   1/27/2004    0.037     0.030     0.030     0.039     0.030     0.037     0.030     0.030
    Tax Exempt Income.........   2/24/2004    0.037     0.031     0.031     0.039     0.031     0.037     0.031     0.031
    Tax Exempt Income.........   3/26/2004    0.037     0.031     0.031     0.040     0.030     0.037     0.030     0.030
    Tax Exempt Income.........   4/27/2004    0.037     0.030     0.030     0.039     0.030     0.037     0.030     0.030
    Tax Exempt Income.........   5/25/2004    0.037     0.031     0.031     0.039     0.031     0.037     0.031     0.031
    Tax Exempt Income.........   6/25/2004    0.037     0.031     0.031     0.039     0.031     0.037     0.031     0.031
    Tax Exempt Income.........   7/27/2004    0.038     0.031     0.031     0.040     0.031     0.038     0.031     0.031
    Tax Exempt Income.........   8/26/2004    0.039     0.032     0.032     0.041     0.032     0.039     0.032     0.032
    Tax Exempt Income.........   9/27/2004    0.038     0.031     0.031     0.039     0.032     0.038     0.032     0.032
    Tax Exempt Income.........  10/28/2004    0.038     0.031     0.031     0.040     0.031     0.038     0.031     0.031
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Total Income
      Distributions...........                0.445     0.367     0.367     0.471     0.367     0.446     0.367     0.367
                                             ------    ------    ------    ------    ------    ------    ------    ------

    FUND                        CLASS Y   CLASS Z
    ----                        -------   -------
    TAX-FREE CALIFORNIA FUND
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Total Income
      Distributions...........
    TAX-FREE MINNESOTA FUND
    Short-Term Capital Gain...   0.003
    Long-Term Capital Gain....   0.097
    Long-Term Capital Gain....   0.170
                                ------
    Total Capital Gain
      Distributions...........   0.270
                                ------
    Tax Exempt Income.........   0.035
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.035
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.037
    Tax Exempt Income.........   0.036
    Tax Exempt Income.........   0.035
    Tax Exempt Income.........   0.034
                                ------
    Total Income
      Distributions...........   0.428
                                ------
    TAX-FREE NATIONAL FUND
    Short-Term Capital Gain...   0.033
    Short-Term Capital Gain...   0.004
    Long-Term Capital Gain....   0.075
    Long-Term Capital Gain....   0.055
                                ------
    Total Capital Gain
      Distributions...........   0.167
                                ------
    Tax Exempt Income.........   0.037
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.039
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.040
    Tax Exempt Income.........   0.041
    Tax Exempt Income.........   0.042
    Tax Exempt Income.........   0.043
                                ------
    Total Income
      Distributions...........   0.482
                                ------

 THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (CONTINUED)(UNAUDITED)

    FUND                         EX-DATE     CLASS A   CLASS B   CLASS C   CLASS E   CLASS H   CLASS L   CLASS M   CLASS N
    ----                        ----------   -------   -------   -------   -------   -------   -------   -------   -------
    TAX-FREE NEW YORK FUND
    Short-Term Capital Gain...  11/10/2003    0.080     0.080     0.080
                                             ------    ------    ------
    Tax Exempt Income.........  11/24/2003    0.041     0.035     0.035
    Tax Exempt Income.........  12/23/2003    0.039     0.033     0.033
    Tax Exempt Income.........   1/27/2004    0.035     0.028     0.028
    Tax Exempt Income.........   2/24/2004    0.031     0.025     0.025
    Tax Exempt Income.........   3/26/2004    0.031     0.025     0.025
    Tax Exempt Income.........   4/27/2004    0.031     0.025     0.025
    Tax Exempt Income.........   5/25/2004    0.031     0.025     0.025
    Tax Exempt Income.........   6/25/2004    0.031     0.025     0.025
    Tax Exempt Income.........   7/27/2004    0.031     0.025     0.025
    Tax Exempt Income.........   8/26/2004    0.031     0.025     0.025
    Tax Exempt Income.........   9/27/2004    0.031     0.025     0.025
    Tax Exempt Income.........  10/28/2004    0.030     0.024     0.024
                                             ------    ------    ------
    Total Income
      Distributions...........                0.393     0.320     0.320
                                             ------    ------    ------
    TOTAL RETURN BOND FUND
    Short-Term Capital Gain...  11/10/2003    0.346     0.346     0.346
    Long-Term Capital Gain....  11/10/2003    0.027     0.027     0.027
                                             ------    ------    ------
    Total Capital Gain
      Distributions...........                0.373     0.373     0.373
                                             ------    ------    ------
    Income....................  11/24/2003    0.034     0.028     0.028
    Income....................  12/23/2003    0.035     0.028     0.028
    Income....................   1/27/2004    0.035     0.028     0.028
    Income....................   2/24/2004    0.033     0.027     0.027
    Income....................   3/26/2004    0.032     0.025     0.025
    Income....................   4/27/2004    0.033     0.027     0.027
    Income....................   5/25/2004    0.031     0.025     0.025
    Income....................   6/25/2004    0.033     0.027     0.027
    Income....................   7/27/2004    0.025     0.018     0.018
    Income....................   8/26/2004    0.025     0.018     0.018
    Income....................   9/27/2004    0.022     0.016     0.016
    Income....................  10/28/2004    0.016     0.010     0.012
                                             ------    ------    ------
    Total Income
      Distributions...........                0.354     0.277     0.279
                                             ------    ------    ------
    U.S. GOVERNMENT SECURITIES
      FUND
    Income....................  11/24/2003    0.034     0.028     0.028     0.037     0.029     0.035     0.029     0.029
    Income....................  12/23/2003    0.032     0.026     0.026     0.035     0.027     0.033     0.027     0.027
    Income....................   1/27/2004    0.032     0.026     0.026     0.035     0.027     0.033     0.027     0.027
    Income....................   2/24/2004    0.034     0.029     0.029     0.037     0.029     0.035     0.029     0.029
    Income....................   3/26/2004    0.034     0.028     0.028     0.037     0.029     0.035     0.029     0.029
    Income....................   4/27/2004    0.034     0.029     0.029     0.037     0.029     0.035     0.028     0.029
    Income....................   5/25/2004    0.035     0.029     0.029     0.038     0.030     0.036     0.030     0.030
    Income....................   6/25/2004    0.034     0.029     0.029     0.037     0.030     0.035     0.030     0.030
    Income....................   7/27/2004    0.035     0.029     0.029     0.038     0.030     0.036     0.030     0.030
    Income....................   8/26/2004    0.035     0.029     0.029     0.038     0.030     0.036     0.030     0.030
    Income....................   9/27/2004    0.034     0.029     0.029     0.038     0.030     0.036     0.030     0.030
    Income....................  10/28/2004    0.033     0.027     0.027     0.037     0.029     0.035     0.029     0.029
                                             ------    ------    ------    ------    ------    ------    ------    ------
    Total Income
      Distributions...........                0.406     0.338     0.338     0.444     0.348     0.420     0.348     0.348
                                             ------    ------    ------    ------    ------    ------    ------    ------
    VALUE FUND
    Income....................  12/23/2003    0.072     0.017     0.017
                                             ------    ------    ------

    FUND                        CLASS Y   CLASS Z
    ----                        -------   -------
    TAX-FREE NEW YORK FUND
    Short-Term Capital Gain...
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Tax Exempt Income.........
    Total Income
      Distributions...........
    TOTAL RETURN BOND FUND
    Short-Term Capital Gain...   0.346
    Long-Term Capital Gain....   0.027
                                ------
    Total Capital Gain
      Distributions...........   0.373
                                ------
    Income....................   0.039
    Income....................   0.039
    Income....................   0.039
    Income....................   0.037
    Income....................   0.036
    Income....................   0.037
    Income....................   0.036
    Income....................   0.037
    Income....................   0.029
    Income....................   0.029
    Income....................   0.026
    Income....................   0.021
                                ------
    Total Income
      Distributions...........   0.405
                                ------
    U.S. GOVERNMENT SECURITIES
      FUND
    Income....................   0.037
    Income....................   0.035
    Income....................   0.035
    Income....................   0.037
    Income....................   0.037
    Income....................   0.038
    Income....................   0.038
    Income....................   0.038
    Income....................   0.037
    Income....................   0.038
    Income....................   0.038
    Income....................   0.036
                                ------
    Total Income
      Distributions...........   0.444
                                ------
    VALUE FUND
    Income....................   0.109
                                ------

                        PRIVACY POLICY AND PRACTICES OF
         THE HARTFORD FINANCIAL SERVICES GROUP, INC. AND ITS AFFILIATES
                       (HEREIN CALLED "WE, OUR, AND US")

          This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of PERSONAL INFORMATION.

This notice describes how we collect, disclose, and protect PERSONAL
INFORMATION.

We collect PERSONAL INFORMATION to:

a) service your TRANSACTIONS with us; and

b) support our business functions.

We may obtain PERSONAL INFORMATION from:

a) YOU;

b) your TRANSACTIONS with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service YOU apply for or get from us, PERSONAL INFORMATION such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, TRANSACTIONS, and consumer reports.

To serve YOU and service our business, we may share certain PERSONAL INFORMATION. We will share PERSONAL INFORMATION, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share PERSONAL FINANCIAL INFORMATION with our affiliates to:

a) market our products; or

b) market our services;

to YOU without providing YOU with an option to prevent these disclosures.

We may also share PERSONAL INFORMATION, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve YOU and service our business.

When allowed by law, we may share certain PERSONAL FINANCIAL INFORMATION with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We will not sell or share your PERSONAL FINANCIAL INFORMATION with anyone for purposes unrelated to our business functions without offering YOU the opportunity to:

a) "opt-out;" or

b) "opt-in;"

as required by law.

We only disclose PERSONAL HEALTH INFORMATION with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to PERSONAL INFORMATION in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

PERSONAL INFORMATION that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect PERSONAL INFORMATION include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give YOU a copy of our current Privacy Policy.

We will also give YOU a copy of our current Privacy Policy once a year if YOU maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding PERSONAL INFORMATION even when a business relationship no longer exists between us.

As used in this Privacy Notice:

APPLICATION means your request for our product or service.

PERSONAL FINANCIAL INFORMATION means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

PERSONAL HEALTH INFORMATION means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

PERSONAL INFORMATION means information that identifies YOU personally and is not otherwise available to the public. It includes:

a) PERSONAL FINANCIAL INFORMATION; and

b) PERSONAL HEALTH INFORMATION.

TRANSACTION means your business dealings with us, such as:

a) your APPLICATION;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

YOU means an individual who has given us PERSONAL INFORMATION in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

American Maturity Life Insurance Company; Capstone Risk Management, LLC; First State Insurance Company; Hart Life Insurance Company; Hartford Accident & Indemnity Company; Hartford Administrative Services Company; Hartford Casualty Insurance Company; Hartford Equity Sales Company, Inc.; Hartford Fire Insurance Company; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford International Life Reassurance Corporation; Hartford Investment Financial Services, LLC; Hartford Investment Management Company; Hartford Life & Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Group Insurance Company; HL Investment Advisors; Hartford Life Insurance Company; Hartford Lloyd's Insurance Company; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Company; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; International Corporate Marketing Group, LLC; New England Insurance Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Nutmeg Life Insurance Company; Omni General Agency, Inc.; Omni Indemnity Company; Omni Insurance Company; P2P Link, LLC; Pacific Insurance Company, Limited; Planco Financial Services, Inc.; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Servus Life Insurance Company; Specialty Risk Services, Inc.; The Hartford Income Shares Fund, Inc.; The Hartford Mutual Funds II, Inc.; The Hartford Mutual Funds, Inc.; Trumbull Insurance Company; Trumbull Services, L.L.C.; Twin City Fire Insurance Company; Woodbury Financial Services, Inc.

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ITEM 2. CODE OF ETHICS.

      Registrant has adopted a code of ethics that applies to Registrant's principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees: $100,306.00 for the fiscal year ended October 31, 2003; $98,215.00 for the fiscal year ended October 31, 2004.

      (b) Audit Related Fees: $7,350.00 for the fiscal year ended October 31, 2003; $6,730.00 for the fiscal year ended October 31, 2004.

      (c) Tax Fees: $17,912.00 for the fiscal year ended October 31, 2003; $17,859.00 for the fiscal year ended October 31, 2004.

      (d) All Other Fees: $0 for the fiscal years ended October 31, 2003 and October 31, 2004.

      (e)(1) A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

      (e)(2) One hundred percent of the services described in items 4(a) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

      (f) None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 204 were attributed to work performed by persons other than the principal accountant's full-time permanent employees.

      (g) Non-Audit Fees: $25,262.00 for fiscal year ended October 31, 2003; $24,589.00 for fiscal year ended October 31, 2004.

      (h)   N/A

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

      The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Fund has adopted the following policy.

      The Nominating Committee of the Board of Directors will consider nominees for non-interested director recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 200 Hopmeadow Street, Simsbury, CT 06089, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the 1940 Act, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee whom the Nominating Committee has previously considered. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates.

      Care is given to insure that the individual members of the Board bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees should be considered as a minimum requirement for consideration as a non-interested director:

- Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

-  College degree or business experience equivalent to a college degree;

- At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

- Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

-  An ability to invest in Hartford funds;

- A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

-  A person of high ethical standards;

-  Must meet minimum standards set out in the Fund's audit committee charter;
   and

- Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

      (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      12(a)(1) Code of Ethics

      (a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

      (b)   Section 906 certification.

      (c)   Audit Committee Pre-Approval Policies and Procedures

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            THE HARTFORD MUTUAL FUNDS II, INC.

Date: December 14, 2004                     By:/s/ David M. Znamierowski
                                               -------------------------
                                               David M. Znamierowski
                                               Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 14, 2004                     By:/s/ David M. Znamierowski
                                               -------------------------
                                               David M. Znamierowski
                                               Its: President

Date: December 14, 2004                     By:/s/ David M. Znamierowski
                                               -------------------------
                                               Tamara L. Fagely
                                               Its: Vice President, Controller
                                               and Treasurer

                                  EXHIBIT LIST

            12(a)(1)    Code of Ethics

99.CERT     12(a)(2)    Certifications

                        (i) Section 302 certification of principal executive officer

                        (ii) Section 302 certification of principal financial officer

99.906CERT  12(b)       Section 906 certification of principal executive officer
                        and principal financial officer

            12(c)       Audit Committee Pre-Approval Policies and Procedures